As filed with the Securities and Exchange Commission on September 28, 2007
                       Registration No. 33-00488/811-04416


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]


                         POST-EFFECTIVE AMENDMENT NO. 79                     [X]


                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]


                                Amendment No. 80                             [X]


                                 ALLEGIANT FUNDS
               (Exact Name of Registrant as Specified in Charter)

                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406
                    (Address of Principal Executive Offices)

                         Registrant's Telephone Number:
                                 1-800-622-3863

                             Audrey C. Talley, Esq.
                           DRINKER BIDDLE & REATH LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996
                     (Name and Address of Agent for Service)

                                    Copy to:
                            Ronald L. Weihrauch, Esq.
                            National City Corporation
                          200 Public Square, 5th Floor
                              Cleveland, Ohio 44114

It is proposed that this filing will become effective (check appropriate box):

         [ ] immediately upon filing pursuant to paragraph (b)


         [X] on October 1, 2007 pursuant to paragraph (b)


         [ ] 60 days after filing pursuant to paragraph (a)(1)

         [ ] on (date) pursuant to paragraph (a)(1)

         [ ] 75 days after filing pursuant to paragraph (a)(2)

         [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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                      ALLEGIANT FUNDS PROSPECTUS
                                  A AND C SHARES
                                 OCTOBER 1, 2007


                                    EQUITY FUNDS
                        Balanced Allocation Fund
                       International Equity Fund
                      Large Cap Core Equity Fund
                           Large Cap Growth Fund
                            Large Cap Value Fund
                              Mid Cap Value Fund
                Multi-Factor Mid Cap Growth Fund
                Multi-Factor Small Cap Core Fund
       Multi-Factor Small Cap Focused Value Fund
              Multi-Factor Small Cap Growth Fund
               Multi-Factor Small Cap Value Fund
                              S&P 500 Index Fund
                             Small Cap Core Fund
                           Small Cap Growth Fund



          THE SECURITIES AND EXCHANGE COMMISSION
HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES        [ALLEGIANT LOGO](R)
 OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
        ANY REPRESENTATION TO THE CONTRARY IS A     THE DISCIPLINE OF INVESTING,
                               CRIMINAL OFFENSE.      A COMMITMENT TO RESULTS

--------------------------------------------------------------------------------

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INVESTMENT ADVISER
ALLEGIANT ASSET
MANAGEMENT COMPANY

ABOUT THIS PROSPECTUS


Allegiant Funds ("Allegiant") is a mutual fund family that offers different classes of shares in separate Funds. The Funds have individual investment objectives and strategies. This prospectus gives you important information that you should know about Class A and Class C Shares of the Funds before investing. Allegiant also offers Class A and Class C Shares of Allegiant Fixed Income, Tax Exempt Bond and Money Market Funds in separate prospectuses. To obtain more information about Allegiant, visit www.allegiantfunds.com or call 1-800-622-FUND
(3863). Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION, PLEASE SEE:

RISK/RETURN INFORMATION COMMON TO THE FUNDS .............................     1

EQUITY FUNDS


   ALLEGIANT BALANCED ALLOCATION FUND ...................................     2


   ALLEGIANT INTERNATIONAL EQUITY FUND ..................................     4

   ALLEGIANT LARGE CAP CORE EQUITY FUND .................................     6

   ALLEGIANT LARGE CAP GROWTH FUND ......................................     8

   ALLEGIANT LARGE CAP VALUE FUND .......................................    10

   ALLEGIANT MID CAP VALUE FUND .........................................    11

   ALLEGIANT MULTI-FACTOR MID CAP GROWTH FUND ...........................    12

   ALLEGIANT MULTI-FACTOR SMALL CAP CORE FUND ...........................    14

   ALLEGIANT MULTI-FACTOR SMALL CAP FOCUSED VALUE FUND ..................    16

   ALLEGIANT MULTI-FACTOR SMALL CAP GROWTH FUND .........................    18

   ALLEGIANT MULTI-FACTOR SMALL CAP VALUE FUND ..........................    20

   ALLEGIANT S&P 500 INDEX FUND .........................................    22

   ALLEGIANT SMALL CAP CORE FUND ........................................    24

   ALLEGIANT SMALL CAP GROWTH FUND ......................................    26


MORE INFORMATION ABOUT PRINCIPAL RISKS ..................................    34

INVESTMENT ADVISER, SUB-ADVISER AND INVESTMENT TEAMS ....................    37

PURCHASING, EXCHANGING AND REDEEMING FUND SHARES ........................    46

DISTRIBUTION AND SHAREHOLDER SERVICE PLANS ..............................    56


DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS .....................    56


APPENDIX A

   MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES ...............   A-1

   MORE INFORMATION ABOUT FUND INVESTMENTS ..............................   A-4

APPENDIX B

   FINANCIAL HIGHLIGHTS .................................................   B-1

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and uses professional investment managers to invest in securities.

Each Fund has its own investment objective and strategies for reaching that objective. The investment objective of a Fund may be changed at any time without a shareholder vote. Allegiant Asset Management Company (the "Adviser") manages the investments of each Fund. Polaris Capital Management, Inc. ("Polaris" or the "Sub-Adviser") serves as sub-adviser to a portion of the assets of the Allegiant International Equity Fund. The Adviser, with the assistance of Polaris in the case of the Allegiant International Equity Fund, invests Fund assets in a way that it believes will help a Fund achieve its objective. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its objective. The Adviser's and Sub-Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Each Fund's performance is compared to the performance of one or more benchmark indices. Except for the S&P 500 Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

The Adviser evaluates the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate. No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency.

EQUITY FUNDS


ALLEGIANT BALANCED ALLOCATION FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation and current income

PRINCIPAL INVESTMENT STRATEGY

Investing in a diversified portfolio of common stocks, investment grade fixed income securities and cash equivalents with varying asset allocations depending on the Adviser's assessment of market conditions

PRINCIPAL RISKS

Market risk, allocation risk, small companies risk, foreign risk, interest rate risk, credit risk, active trading risk, derivatives risk, prepayment/extension risk

TICKER SYMBOL

Class A     ABLLX
Class C     ABACX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 20% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities and asset-backed securities, and up to 30% of its net assets in cash and cash equivalent securities, and all types of short-term money market instruments. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund may invest up to 25% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund may also invest in the common stock of small cap companies.

The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund primarily invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO")) for current income. If a fixed income security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the SEC and the instrument's liquidity.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 34, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

        1999     2000    2001      2002     2003     2004    2005     2006
       -------------------------------------------------------------------
       14.97%   1.51%   -7.08%   -13.89%   21.96%   7.40%   5.39%   11.95%

                        Best Quarter     16.10%   (12/31/99)
                        Worst Quarter   -10.97%    (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2007 was 5.67%.

                                                                    EQUITY FUNDS

                                              ALLEGIANT BALANCED ALLOCATION FUND

AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
                                                            SINCE       DATE OF
CLASS A SHARES                         1 YEAR   5 YEARS   INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Allegiant Balanced Allocation Fund                                      7/31/98

  Returns Before Taxes                  6.67%    4.86%      4.86%

  Returns After Taxes on
  Distributions(1)                      5.76%    4.37%      3.74%

  Returns After Taxes on
  Distributions and Sale
  of Fund Shares(1)                     5.02%    3.95%      3.57%
--------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate
Bond Index(2)
(reflects no deduction for                                              Since
fees, expenses or taxes)                4.33%    5.06%      5.77%      7/31/98
--------------------------------------------------------------------------------
S&P 500(R) Index(3)
(reflects no deduction for                                              Since
fees, expenses or taxes)               15.79%    6.19%      4.47%      7/31/98
--------------------------------------------------------------------------------
Balanced Allocation Hybrid
Benchmark Index(4)
(reflects no deduction for                                              Since
fees, expenses or taxes)               11.21%    5.74%      4.99%      7/31/98
--------------------------------------------------------------------------------

                                                            SINCE       DATE OF
CLASS C SHARES                         1 YEAR   5 YEARS   INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Allegiant Balanced Allocation Fund     10.14%    5.08%      2.56%       4/20/00
--------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate
Bond Index(2)
(reflects no deduction for                                               Since
fees, expenses or taxes)                4.33%    5.06%      6.48%       4/30/00
--------------------------------------------------------------------------------
S&P 500(R) Index(3)
(reflects no deduction for                                               Since
fees, expenses or taxes)               15.79%    6.19%      1.30%       4/30/00
--------------------------------------------------------------------------------
Balanced Allocation Hybrid
Benchmark Index(4)
(reflects no deduction for                                               Since
fees, expenses or taxes)               11.21%    5.74%      3.37%       4/30/00
--------------------------------------------------------------------------------

(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

(2) THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

(3) THE S&P 500(R) INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

(4) THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX IS A BLEND OF 60% S&P 500(R) INDEX AND 40% LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX, AS CALCULATED BY THE ADVISER.

FUND FEES AND EXPENSES

See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT INTERNATIONAL EQUITY FUND

-----------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in common stocks of foreign issuers

PRINCIPAL RISKS

Market risk, foreign risk, multi-national companies risk, country risk, active trading risk, derivatives risk

SUB-ADVISER

Polaris Capital Management, Inc.

TICKER SYMBOL

Class A     AMIEX
Class C     AIUCX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in equity securities that are tied economically to a number of countries throughout the world. The Fund will limit investments in securities of issuers in countries with developing markets (non-MSCI EAFE, as defined below) or economies to no more than 25% of the Fund's total assets. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in foreign equity securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund may invest in all capitalization size common stocks.


The Adviser has delegated to Polaris the responsibility for providing portfolio management services to a portion of the Fund's assets. The Adviser has allocated the Fund's assets between a growth strategy ("International Growth Component") and a value strategy ("International Value Component"). Polaris furnishes investment advisory services to the International Value Component. The Adviser monitors the performance of Polaris and, at any point, the Adviser could change the allocation of the Fund's assets between itself and Polaris on a basis determined by the Adviser to be in the best interest of shareholders. This means that the portion of the assets managed by the Adviser could be significantly larger than that managed by Polaris or vice versa and that the difference between such proportions could change from time to time. The Fund also utilizes an active trading approach.


The Adviser furnishes investment advisory services to the International Growth Component and makes judgments about the attractiveness of countries based upon a collection of criteria. The relative growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The Adviser focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The percentage of the International Growth Component in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index.

The Adviser focuses on companies in developed markets with long-term growth potential that are consistent with reasonable investment risk. The Adviser's disciplined, risk managed process combines top down country allocation with investments in high quality, growth-oriented stocks available at attractive relative valuations. The Adviser's proprietary quantitative model drives country allocation, while individual stocks are selected through a qualitative process that incorporates a multi-factor approach to find companies with sustainable growth characteristics. Risk is controlled by ensuring diversification across sectors and using both fundamental and statistical models to monitor volatility.

Polaris' pure value style of investment management combines proprietary investment technology and traditional fundamental research to uncover companies with the most undervalued cash flow or assets, in any industry or country. Polaris takes an all-cap approach and utilizes bottom-up analysis, anchored by its proprietary "Global Cost of Equity" model, to select between 50 and 75 stocks.

The Fund's investments in equity securities may include common stocks, American Depositary Receipts or other U.S. listings of foreign common stocks, and exchange-traded funds, closed-end funds or stock index futures whose underlying value is derived from common stocks in foreign markets.


The Fund may use exchange-traded funds, closed-end funds and derivative instruments, combined with investments in money market securities and forward currency agreements, to gain broad exposure to markets and/or a particular index in a more efficient manner. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the Securities and Exchange Commission ("SEC") and the instrument's liquidity. The Adviser may use these instruments because they lower costs such as commission, custody and foreign withholding or stamp taxes. These instruments are not used for the purpose of introducing leverage in the Fund. The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as part of a hedging strategy.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 34, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

                                                                    EQUITY FUNDS

                                             ALLEGIANT INTERNATIONAL EQUITY FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


    1998    1999     2000     2001     2002    2003    2004    2005    2006
   -------------------------------------------------------------------------
   19.53%  49.71%  -17.09%  -25.52%  -19.20%  32.59%  16.53%  11.00%  28.65%

                   Best Quarter          36.05%     (12/31/99)
                   Worst Quarter        -19.96%      (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2007 was 11.13%.


AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
                                                            SINCE       DATE OF
CLASS A SHARES                         1 YEAR   5 YEARS   INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Allegiant International Equity Fund                                      8/1/97

  Returns Before Taxes                 21.59%    11.00%     5.99%

  Returns After Taxes on
  Distributions(1)                     21.74%    10.83%     5.66%

  Returns After Taxes on
  Distributions and Sale of
  Fund Shares(1)                       14.18%     9.55%     5.09%
--------------------------------------------------------------------------------
MSCI EAFE Index(2)
(reflects no deduction for                                               Since
fees, expenses or taxes)               26.34%    14.98%     6.81%       7/31/97
--------------------------------------------------------------------------------

                                                            SINCE       DATE OF
CLASS C SHARES                         1 YEAR   5 YEARS   INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Allegiant International Equity Fund    26.78%    11.56%     1.61%        1/5/00
--------------------------------------------------------------------------------
MSCI EAFE Index(2)
(reflects no deduction for                                               Since
fees, expenses or taxes)               26.34%    14.98%     4.43%       12/31/99
--------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE MSCI EAFE INDEX IS AN UNMANAGED INDEX COMPRISING 21 MSCI COUNTRY INDICES, REPRESENTING DEVELOPED MARKETS OUTSIDE OF NORTH AMERICA.

FUND FEES AND EXPENSES

See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT LARGE CAP CORE EQUITY FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in common stocks of large cap companies

PRINCIPAL RISKS

Market risk, active trading risk

TICKER SYMBOL

Class A        ACQAX
Class C        ACQCX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests in a diversified portfolio of large cap common stocks. The Adviser employs a philosophy combining disciplined portfolio construction with flexible security selection that blends both value and growth investment styles. The Fund is generally a focused portfolio maintaining the same sector percentages as the S&P 500(R) Index, thus providing shareholders with a broad equity market exposure. A large portion of the Fund will be invested in companies with market capitalizations similar to the S&P 500(R) Index.


The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. The Adviser focuses on a combination of fundamental, technical, and sentiment factors to help identify appropriate investments for the Fund. Among the factors considered are the following: the quality of the company's management team; industry position; the company's business model; and historical growth rates. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in domestic equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.


The Fund considers a large-capitalization or "large cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the S&P 500(R) Index. The market capitalization range of the S&P 500(R) Index changes constantly, and as a result, the capitalization of large cap companies in which the Large Cap Core Equity Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the S&P 500(R) Index. As of August 31, 2007, market capitalizations of companies in the S&P 500(R) Index ranged from approximately $1.7 billion to $472.5 billion.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 34, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


      1998    1999   2000    2001     2002    2003    2004   2005   2006
     --------------------------------------------------------------------
     31.99%  19.72%  1.45%  -14.49%  -20.44%  26.69%  7.29%  6.03%  9.83%

         Best Quarter    25.04%   (12/31/98)
         Worst Quarter  -17.62%    (9/30/02)


The Fund's year-to-date total return for Class A Shares through June 30, 2007 was 5.43%.

                                                                    EQUITY FUNDS

                                            ALLEGIANT LARGE CAP CORE EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2006)

-------------------------------------------------------------------------------------------------
                                                                              SINCE      DATE OF
CLASS A SHARES                                           1 YEAR   5 YEARS   INCEPTION   INCEPTION
-------------------------------------------------------------------------------------------------
Allegiant Large Cap Core Equity Fund                                                      8/1/97

   Returns Before Taxes                                   3.79%    3.55%      5.64%

   Returns After Taxes on Distributions(1)                2.87%    3.11%      4.78%

   Returns After Taxes on Distributions and Sale of
   Fund Shares(1)                                         3.70%    2.94%      4.60%
-------------------------------------------------------------------------------------------------
S&P 500(R) Index2 (reflects no                                                            Since
deduction for fees, expenses or taxes)                   15.79%    6.19%      5.95%      7/31/97
-------------------------------------------------------------------------------------------------

                                                                              SINCE      DATE OF
CLASS C SHARES                                           1 YEAR   5 YEARS   INCEPTION   INCEPTION
-------------------------------------------------------------------------------------------------
Allegiant Large Cap Core Equity Fund                      8.04%    3.98%      0.86%      1/20/00
-------------------------------------------------------------------------------------------------
S&P 500(R) Index(2) (reflects no                                                          Since
deduction for fees, expenses or taxes)                   15.79%    6.19%      1.90%      1/31/00
-------------------------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.


(2) THE S&P 500(R) INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.


FUND FEES AND EXPENSES

See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in growth-oriented common stocks of large cap companies

PRINCIPAL RISKS

Market risk, active trading risk

TICKER SYMBOL

Class A   AEQRX
Class C   AEWCX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of growth-oriented large cap common stocks. The Adviser employs a philosophy combining disciplined portfolio construction with flexible security selection. The Fund is generally a focused portfolio maintaining the same sector percentages as the Russell 1000 Growth Index, thus providing shareholders with increased exposure to the growth areas of the equity market. A large portion of the Fund will be invested in companies with market capitalizations similar to the Russell 1000 Growth Index. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.


The Fund considers a large-capitalization or "large cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 1000 Growth Index. The market capitalization range of the Russell 1000 Growth Index changes constantly, and as a result, the capitalization of large cap companies in which the Large Cap Growth Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 1000 Growth Index. As of August 31, 2007, market capitalizations of companies in the Russell 1000 Growth Index ranged from approximately $1.2 billion to $482.9 billion.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 34, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


   1997    1998    1999    2000     2001     2002    2003   2004   2005   2006
  -----------------------------------------------------------------------------
  36.34%  28.74%  22.66%  -5.48%  -16.53%  -28.39%  19.75%  3.55%  5.33%  7.35%

                Best Quarter      22.85%   (12/31/98)
                Worst Quarter    -16.15%    (3/31/01)

The Fund's year-to-date total return for Class A Shares through June 30, 2007 was 7.39%.

                                                                    EQUITY FUNDS

                                                 ALLEGIANT LARGE CAP GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
CLASS A SHARES                                     1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Large Cap Growth Fund

  Returns Before Taxes                               1.43%   -1.04%      4.89%

  Returns After Taxes on
  Distributions(1)                                  -0.03%   -1.50%      3.98%

  Returns After Taxes on Distributions
  and Sale of Fund Shares(1)                         2.88%   -0.91%      3.90%
--------------------------------------------------------------------------------
Russell 1000 Growth Index(2)
(reflects no deduction for fees,
expenses or taxes)                                   9.07%    2.69%      5.44%
--------------------------------------------------------------------------------

                                                              SINCE     DATE OF
CLASS C SHARES                            1 YEAR   5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Allegiant Large Cap Growth Fund            5.61%    -0.60%    -3.46%    1/27/00
--------------------------------------------------------------------------------
Russell 1000 Growth Index(2)
(reflects no deduction for                                               Since
fees, expenses or taxes)                   9.07%     2.69%    -4.27%    1/31/00
--------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT LARGE CAP VALUE FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in value-oriented common stocks of large cap companies

PRINCIPAL RISK

Market risk

TICKER SYMBOL

Class A              AEIRX
Class C              ALVCX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in common stocks of publicly traded U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities. In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer attractive valuation and improving dynamics.


The Fund considers a large-capitalization or "large cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 1000 Value Index. The market capitalization range of the Russell 1000 Value Index changes constantly, and as a result, the capitalization of large cap companies in which the Large Cap Value Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 1000 Value Index. As of August 31, 2007, market capitalizations of companies in the Russell 1000 Value Index ranged from approximately $1.2 billion to $482.9 billion.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 34, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


  1997    1998   1999    2000    2001     2002    2003    2004    2005   2006
 ------------------------------------------------------------------------------
 28.87%  9.77%  -0.25%  11.30%  -4.05%  -15.22%  26.78%  13.03%  9.71%  20.74%

                     Best Quarter      15.42%      (6/30/03)
                     Worst Quarter    -17.98%      (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2007 was 8.35%.


AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
CLASS A SHARES                                        1 YEAR  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Allegiant Large Cap Value Fund

   Returns Before Taxes                               14.08%   8.75%     8.65%

   Returns After Taxes on
   Distributions(1)                                   11.97%   7.72%     7.34%

   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)                         11.44%   7.34%     7.00%
--------------------------------------------------------------------------------
Russell 1000 Value Index(2)
(reflects no deduction for fees,
expenses or taxes)                       22.25%  10.86%    11.00%
--------------------------------------------------------------------------------

                                                            SINCE       DATE OF
CLASS C SHARES                           1 YEAR  5 YEARS  INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Allegiant Large Cap Value Fund           18.92%   9.21%     8.14%      1/27/00
--------------------------------------------------------------------------------
Russell 1000 Value Index(2)
(reflects no deduction for                                              Since
fees, expenses or taxes)                 22.25%  10.86%     8.42%      1/31/00
--------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 29 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                    EQUITY FUNDS

                                                    ALLEGIANT MID CAP VALUE FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in value-oriented common stocks of mid cap companies

PRINCIPAL RISK

Market risk

TICKER SYMBOL

Class A              ARVAX
Class C              ARVCX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests in value-oriented common stocks of U.S. mid cap companies. The Adviser generally seeks to invest in companies trading at a discount to intrinsic value with a margin of safety, utilizing a discounted cash flow methodology. Key drivers include revenue growth, profit margin and asset turnover trends. The Adviser generally sells securities upon market realization of a company's intrinsic value.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.


The Fund considers a mid-capitalization or "mid cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Value Index. The market capitalization range of the Russell Midcap Value Index changes constantly, and as a result, the capitalization of mid cap companies in which the Mid Cap Value Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell Midcap Value Index. As of August 31, 2007, market capitalizations of companies in the Russell Midcap Value Index ranged from approximately $1.2 billion to $19.5 billion.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 34, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

Prior to March 1, 2004, the Fund invested in value-oriented common stocks of small cap and mid cap companies. Accordingly, performance information prior to March 1, 2004 reflects the results of the previous investment strategy.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


                    2003        2004       2005       2006
                  ------------------------------------------
                    34.50%     21.11%     15.18%     20.21%

                 Best Quarter      16.95%      (6/30/03)
                 Worst Quarter     -3.95%      (3/31/03)

The Fund's year-to-date total return for Class A Shares through June 30, 2007 was 12.42%.


AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
                                                           SINCE      DATE OF
CLASS A SHARES                                  1 YEAR   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Mid Cap Value Fund                                           7/1/02

   Returns Before Taxes                         13.57%    15.88%

   Returns After Taxes on Distributions(1)      12.47%    13.92%

   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)                    9.82%    13.03%
--------------------------------------------------------------------------------
Russell Midcap Value Index(2)
(reflects no deduction for                                             Since
fees, expenses or taxes)                        20.22%    17.06%      6/30/02
--------------------------------------------------------------------------------

                                                           SINCE      DATE OF
CLASS C SHARES                                  1 YEAR   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Mid Cap Value Fund                    18.40%    20.90%       6/2/03
--------------------------------------------------------------------------------
Russell Midcap Value Index(2)
(reflects no deduction for                                             Since
fees, expenses or taxes)                        20.22%    22.33%      5/31/03
--------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

(2) THE RUSSELL MIDCAP VALUE INDEX IS AN UNMANAGED, MARKET-WEIGHTED TOTAL RETURN INDEX THAT TRACKS THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH RATES.

FUND FEES AND EXPENSES

See page 29 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT MULTI-FACTOR MID CAP GROWTH FUND


--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in growth-oriented common stocks of mid cap companies

PRINCIPAL RISKS

Market risk, active trading risk, IPO risk

TICKER SYMBOL

Class A     AMGFX
Class C     ADWCX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in growth-oriented common stocks of U.S. mid cap companies (i.e., companies within the Russell Midcap Index that possess higher price-to-book ratios and higher forecasted growth values). Using an analytical process together with fundamental research methods, the Adviser rates the performance potential of companies and buys those stocks that it believes offer the best prospects for superior performance relative to the securities of comparable companies. The Adviser assesses a company's prospects for growth by reviewing and analyzing purchase candidates individually. The Fund also utilizes an active trading approach. The Fund may invest in initial public offerings
(IPOs), the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities of mid cap companies that the Adviser believes offer the potential for accelerated earnings or revenue growth relative to the broader stock market. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.

Although the Fund is diversified and does not intend to focus on any particular industry sectors, the Fund's investment strategy may involve, at times, investing a significant portion of its assets in one or more industry sectors that the Adviser believes hold high potential for growth. As a result, poor performance or negative economic events affecting one or more of these sectors could have a greater impact on the Fund than on other funds that maintain broader sector coverage.


The Fund considers a mid-capitalization or "mid cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Growth Index. The market capitalization range of the Russell Midcap Growth Index changes constantly, and as a result, the capitalization of mid cap companies in which the Multi-Factor Mid Cap Growth Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell Midcap Growth Index. As of August 31, 2007, market capitalizations of companies in the Russell Midcap Growth Index ranged from approximately $1.2 billion to $22.7 billion.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 34, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Mid Capitalization Fund which was reorganized into the Fund on that date.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


  1997    1998    1999    2000     2001     2002    2003    2004   2005   2006
 -----------------------------------------------------------------------------
 11.60%  11.04%  45.47%  -8.11%  -19.17%  -31.25%  33.68%  5.72%  5.99%  7.00%

                      Best Quarter     34.98%   (12/31/99)
                      Worst Quarter   -27.16%    (9/30/01)

The Fund's year-to-date total return for Class A Shares through June 30, 2007 was 14.49%.

                                                                    EQUITY FUNDS

                                      ALLEGIANT MULTI-FACTOR MID CAP GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2006)

-------------------------------------------------------------------------------
CLASS A SHARES                                   1 YEAR    5 YEARS     10 YEARS
-------------------------------------------------------------------------------
Allegiant Multi-Factor Mid Cap Growth Fund

   Returns Before Taxes                           1.14%     0.81%       3.38%

   Returns After Taxes on Distributions(1)        1.09%     0.80%       1.10%

   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)                     0.81%     0.69%       2.13%
-------------------------------------------------------------------------------
Russell Midcap Growth Index(2)
(reflects no deduction for
fees, expenses or taxes)                         10.66%     8.22%       8.62%
-------------------------------------------------------------------------------

                                                            SINCE      DATE OF
CLASS C SHARES                        1 YEAR    5 YEARS   INCEPTION   INCEPTION
-------------------------------------------------------------------------------
Allegiant Multi-Factor
Mid Cap Growth Fund                    5.20%      1.21%    -5.94%      6/15/00
-------------------------------------------------------------------------------
Russell Midcap Growth Index(2)
(reflects no deduction for                                              Since
fees, expenses or taxes)              10.66%      8.22%     0.47%      5/31/00
-------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL MIDCAP INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL MIDCAP INDEX MEASURES THE PERFORMANCE OF THE 800 SMALLEST U.S. COMPANIES AMONG THE LARGEST 1,000 U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 29 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT MULTI-FACTOR SMALL CAP CORE FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in securities of small cap companies

PRINCIPAL RISKS

Active trading risk, market risk, small companies risk

TICKER SYMBOL

Class A     ALOAX
Class C     ALOCX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in common stocks of U.S. companies with small stock market capitalizations that possess both value and growth characteristics. Using an analytical process together with fundamental research methods, the Adviser rates the performance potential of companies and buys those stocks that it believes offer the best prospects for superior performance relative to the securities of comparable companies. In selecting securities, the Adviser integrates both growth and valuation considerations. The Adviser focuses on companies that appear to have potential for above-average earnings, sales and asset value growth. Additionally, the Adviser buys those securities it considers to be attractively valued relative to the securities of comparable companies. The Adviser assesses a company's growth prospects and relative valuation by reviewing and analyzing investment candidates individually.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities of small cap companies (i.e., companies with market capitalizations approximately equivalent to those that fall in the lowest 15% of publicly traded companies represented in the Russell 2000 Index). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.


The Fund considers a small-capitalization or "small cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. The market capitalization range of the Russell 2000 Index changes constantly, and as a result, the capitalization of small cap companies in which the Multi-Factor Small Cap Core Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 2000 Index. As of August 31, 2007, market capitalizations of companies in the Russell 2000 Index ranged from approximately $27.0 million to $5.0 billion.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 34, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION


The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing the performance of the Fund's Class A Shares for the calendar year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURN

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                      2006
                                     ------
                                     16.07%

                        Best Quarter    13.81%    (3/31/06)
                        Worst Quarter   -4.65%    (6/30/06)

The Fund's year-to-date total return for Class A Shares through June 30, 2007 was 3.06%.

                                                                    EQUITY FUNDS

                                      ALLEGIANT MULTI-FACTOR SMALL CAP CORE FUND

AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31,2006)

--------------------------------------------------------------------------------
                                                             SINCE      DATE OF
CLASS A SHARES                                    1 YEAR   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Multi-Factor Small Cap Core Fund                              9/29/05

   Returns Before Taxes                            9.73%      9.48%

   Returns After Taxes on Distributions(1)         9.47%      9.28%

   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)                      6.39%      7.98%
--------------------------------------------------------------------------------
Russell 2000 Index(2)
(reflects no deduction for                                               Since
fees, expenses or taxes)                          18.37%     15.48%     9/30/05
--------------------------------------------------------------------------------

                                                             SINCE      DATE OF
CLASS C SHARES                                    1 YEAR   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Multi-Factor Small Cap Core Fund        16.00%     14.30%     9/29/05
--------------------------------------------------------------------------------
Russell 2000 Index(2)
(reflects no deduction for                                               Since
fees, expenses or taxes)                          18.37%     15.48%     9/30/05
--------------------------------------------------------------------------------

(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL 2000 INDEX IS COMPRISED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX BASED ON MARKET CAPITALIZATION.


FUND FEES AND EXPENSES

See page 29 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT MULTI-FACTOR SMALL CAP FOCUSED VALUE FUND


--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in value-oriented securities of small cap companies

PRINCIPAL RISKS

Market risk, small companies risk

TICKER SYMBOL

Class A     ALUAX
Class C     ALUCX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in common stocks of U.S. companies with small stock market capitalizations that are believed to be conservatively valued. Using an analytical process together with fundamental research to implement a "value" approach, the Adviser rates the performance potential of companies and buys those securities it considers to be conservatively valued relative to the securities of comparable companies. In searching for securities with lower than average valuations, the Adviser considers, among other things, price-to-earnings and price-to-book ratios. The Adviser assesses a company's valuation and prospects by reviewing and analyzing investment candidates individually. The Adviser, through a focused approach, will invest in fewer securities relative to other Funds it manages in the Multi-Factor style.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities of small cap companies (i.e., companies with market capitalizations approximately equivalent to those that fall in the lowest 15% of publicly traded companies represented in the Russell 2000 Value Index). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.


The Fund considers a small-capitalization or "small cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Value Index. The market capitalization range of the Russell 2000 Value Index changes constantly, and as a result, the capitalization of small cap companies in which the Multi-Factor Small Cap Focused Value Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 2000 Value Index. As of August 31, 2007, market capitalizations of companies in the Russell 2000 Value Index ranged from approximately $27.0 million to $5.0 billion.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 34, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION


The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing the performance of the Fund's Class A Shares for the calendar year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURN


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


                                      2006
                                     ------
                                     18.49%

                        Best Quarter      11.50%   (3/31/06)
                        Worst Quarter     -2.42%   (9/30/06)

The Fund's year-to-date total return for Class A Shares through June 30, 2007 was 2.80%.

                                                                    EQUITY FUNDS

                             ALLEGIANT MULTI-FACTOR SMALL CAP FOCUSED VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
                                                             SINCE     DATE OF
CLASS A SHARES                                   1 YEAR   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Multi-Factor Small Cap

Focused Value Fund                                                     9/29/05

  Returns Before Taxes                           12.00%     9.47%

  Returns After Taxes on Distributions(1)         9.69%     7.67%

  Returns After Taxes on Distributions
  and Sale of Fund Shares(1)                      7.98%     7.08%
--------------------------------------------------------------------------------
Russell 2000 Value Index(2)
(reflects no deduction for                                              Since
fees, expenses or taxes)                         23.48%     19.01%     9/30/05
--------------------------------------------------------------------------------

                                                            SINCE      DATE OF
CLASS C SHARES                                   1 YEAR   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Multi-Factor Small Cap
Focused Value Fund                               18.63%     14.80%     9/29/05
--------------------------------------------------------------------------------
Russell 2000 Value Index(2)
(reflects no deduction for                                              Since
fees, expenses or taxes)                         23.48%     19.01%     9/30/05
--------------------------------------------------------------------------------

(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL 2000 VALUE INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2,000 SMALLEST COMPANIES OF THE 3,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES


See page 30 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT MULTI-FACTOR SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in securities of small cap companies with prospects for accelerated earnings or revenue growth

PRINCIPAL RISKS

Market risk, small companies risk, IPO risk, active trading risk

TICKER SYMBOL

Class A      ALWAX
Class C      ALWCX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in common stocks of U.S. companies with small stock market capitalizations (i.e., companies with market capitalizations approximately equivalent to those that fall in the lowest 15% of publicly traded companies represented in the Russell 2000 Growth Index). Using an analytical process together with fundamental research methods, the Adviser rates the performance potential of companies and buys those stocks that it believes offer the best prospects for superior performance relative to the securities of comparable companies. The Adviser assesses a company's prospects for growth by reviewing and analyzing purchase candidates individually. The Fund also utilizes an active trading approach. The Fund may invest in initial public offerings ("IPOs"), the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities of small cap companies that the Adviser believes offer the potential for accelerated earnings or revenue growth relative to the broader stock market. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.

Although the Fund is diversified and does not intend to focus on any particular industry sectors, the Fund's investment strategy may involve, at times, investing a significant portion of its assets in one or more industry sectors that the Adviser believes hold high potential for growth. As a result, poor performance or negative economic events affecting one or more of these sectors could have a greater impact on the Fund than on other funds that maintain broader sector coverage.


The Fund considers a small-capitalization or "small cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Growth Index. The market capitalization range of the Russell 2000 Growth Index changes constantly, and as a result, the capitalization of small cap companies in which the Multi-Factor Small Cap Growth Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 2000 Growth Index. As of August 31, 2007, market capitalizations of companies in the Russell 2000 Growth Index ranged from approximately $124.0 million to $3.5 billion.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 34, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION


The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing the performance of the Fund's Class A Shares for the calendar year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.


                           CALENDAR YEAR TOTAL RETURN

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


                                       2006
                                      -----
                                      7.13%

                        Best Quarter    11.49%    (3/31/06)
                        Worst Quarter   -6.22%    (6/30/06)

The Fund's year-to-date total return for Class A Shares through June 30, 2007 was 8.50%.

                                                                    EQUITY FUNDS

                                    ALLEGIANT MULTI-FACTOR SMALL CAP GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
                                                            SINCE      DATE OF
CLASS A SHARES                                   1 YEAR   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Multi-Factor Small Cap Growth Fund                           9/29/05

   Returns Before Taxes                            1.22%    1.81%

   Returns After Taxes on Distributions(1)         1.22%    1.81%

   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)                      0.79%    1.54%
--------------------------------------------------------------------------------
Russell 2000 Growth Index(2)
(reflects no deduction for                                              Since
fees, expenses or taxes)                          13.35%   11.96%      9/30/05
--------------------------------------------------------------------------------

                                                            SINCE      DATE OF
CLASS C SHARES                                   1 YEAR   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Multi-Factor Small Cap Growth Fund       6.80%    6.50%      9/29/05
--------------------------------------------------------------------------------
Russell 2000 Growth Index(2)
(reflects no deduction for                                              Since
fees, expenses or taxes)                          13.35%   11.96%      9/30/05
--------------------------------------------------------------------------------

(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL 2000 GROWTH INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2,000 SMALLEST COMPANIES OF THE 3,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.


FUND FEES AND EXPENSES

See page 30 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT MULTI-FACTOR SMALL CAP VALUE FUND


--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in value-oriented common stocks of small cap companies

PRINCIPAL RISKS

Market risk, small companies risk

TICKER SYMBOL

Class A    AMRRX
Class C    ASVCX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in common stocks of U.S. companies with small stock market capitalizations that are believed to be conservatively valued. Using an analytical process together with fundamental research methods to implement a "value" approach, the Adviser rates the performance potential of companies and buys those securities it considers to be conservatively valued relative to the securities of comparable companies. In searching for securities with lower than average valuations, the Adviser considers, among other things, price-to-earnings and price-to-book ratios. The Adviser assesses a company's valuation and prospects by reviewing and analyzing investment candidates individually.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities of small cap companies (i.e., companies with market capitalizations approximately equivalent to those that fall in the lowest 15% of publicly traded companies represented in the Russell 2000 Value Index.) The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.


The Fund considers a small-capitalization or "small cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Value Index. The market capitalization range of the Russell 2000 Value Index changes constantly, and as a result, the capitalization of small cap companies in which the Multi-Factor Small Cap Value Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 2000 Value Index. As of August 31, 2007, market capitalizations of companies in the Russell 2000 Value Index ranged from approximately $27.0 million to $5.0 billion.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 34, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION


Performance information prior to November 30, 2005 represents performance of the Allegiant Small Cap Value Fund, which on that date changed its investment objective, principal investment strategies and name to the Allegiant Multi-Factor Small Cap Value Fund.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.


                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


  1997    1998   1999    2000    2001     2002    2003    2004    2005    2006
 ------------------------------------------------------------------------------
 32.05%  -7.64%  7.65%  33.22%  17.03%  -10.75%  38.62%  21.30%  -1.44%  13.03%

                      Best Quarter      19.22%   (12/31/01)
                      Worst Quarter    -17.92%    (9/30/98)

The Fund's year-to-date total return for Class A Shares through June 30, 2007 was 2.05%.

                                                                    EQUITY FUNDS

                                     ALLEGIANT MULTI-FACTOR SMALL CAP VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2006)

-------------------------------------------------------------------------------------
CLASS A SHARES                                         1 YEAR    5 YEARS    10 YEARS
-------------------------------------------------------------------------------------
Allegiant Multi-Factor
Small Cap Value Fund

   Returns Before Taxes                                 6.82%     9.58%      12.45%

   Returns After Taxes on Distributions(1)              3.47%     6.97%       9.70%

   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)                           6.58%     7.27%       9.55%
-------------------------------------------------------------------------------------
Russell 2000 Value Index(2)
(reflects no deduction for
fees, expenses or taxes)                               23.48%    15.37%      13.27%
-------------------------------------------------------------------------------------

                                                                  SINCE      DATE OF
CLASS C SHARES                               1 YEAR   5 YEARS   INCEPTION   INCEPTION
-------------------------------------------------------------------------------------
Allegiant Multi-Factor
Small Cap Value Fund                         11.25%    10.07%    14.52%     1/27/00
-------------------------------------------------------------------------------------
Russell 2000 Value Index(2)
(reflects no deduction for                                                   Since
fees, expenses or taxes)                     23.48%    15.37%    16.87%     1/31/00
-------------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL 2000 VALUE INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2,000 SMALLEST COMPANIES OF THE 3,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 30 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT S&P 500 INDEX FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE


To approximate, before Fund expenses, the investment results of the S&P 500(R) Index


PRINCIPAL INVESTMENT STRATEGY


Investing in stocks that comprise the S&P 500(R) Index


PRINCIPAL RISKS

Market risk, tracking error risk, derivatives risk

TICKER SYMBOL

Class A     AEXAX
Class C     AEXCX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Adviser invests substantially all, but in no event less than 80%, of the Fund's net assets plus any borrowings for investment purposes in stocks included in the S&P 500(R) Index. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The S&P 500(R) Index is made up of common stocks of 500 large, publicly traded companies. The vast majority of the Fund's assets are invested in stocks included in the S&P 500(R) Index in approximately the same relative proportion as those stocks are held in the S&P 500(R) Index. The Adviser does not generally "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis). However, the Adviser believes that employing certain active management strategies for a percentage of the Fund's assets, if successful, will result in net returns after expenses that may more closely approximate the returns of the S&P 500(R) Index. The Adviser may invest in S&P 500(R) futures in addition to or in place of S&P 500(R) stocks to attempt to equal the performance of the S&P 500(R) Index when futures are less expensive than actual stocks. The value of S&P 500(R) futures closely tracks changes in the value of the S&P 500(R) Index. The Fund may also invest in other S&P 500(R) derivatives with economic characteristics similar to the common stocks in the S&P 500(R) Index. Under normal circumstances, investments in derivatives will not exceed 20% of the Fund's net assets. The Fund may purchase a security that is scheduled to be included in the S&P 500(R) Index but prior to the effective inclusion date. The Fund may also temporarily continue to hold a security that has been deleted from the S&P 500(R) Index. A diversified subset of stocks held in the Fund may have weights slightly higher or lower than those in the S&P 500(R) Index with the goal of adding small incremental performance relative to the S&P 500(R) Index. Stocks that are held in very small proportions in the S&P 500(R) Index may be excluded from the Fund if they are expected to underperform.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 34, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


     1999     2000     2001      2002      2003      2004     2005     2006
    ------------------------------------------------------------------------
    20.28%   -9.45%  -12.47%   -22.57%    27.96%    10.29%    4.26%   15.10%

                Best Quarter      15.28%     (6/30/03)
                Worst Quarter    -17.37%     (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2007 was 6.70%.

                                                                    EQUITY FUNDS

                                                    ALLEGIANT S&P 500 INDEX FUND

AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2006)

-------------------------------------------------------------------------------------
                                                                  SINCE      DATE OF
CLASS A SHARES                               1 YEAR   5 YEARS   INCEPTION   INCEPTION
-------------------------------------------------------------------------------------
Allegiant S&P 500 Index Fund                                                10/15/98

   Returns Before Taxes                      12.27%     5.04%      4.48%

   Returns After Taxes on Distributions(1)   11.94%     4.76%      4.14%

   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)                 8.37%     4.23%      3.71%
-------------------------------------------------------------------------------------
S&P 500(R) Index(2)
(reflects no deduction for                                                    Since
fees, expenses or taxes)                     15.79%     6.19%      5.76%    09/30/98
-------------------------------------------------------------------------------------

                                                                  SINCE      DATE OF
CLASS C SHARES                               1 YEAR   5 YEARS   INCEPTION   INCEPTION
-------------------------------------------------------------------------------------
Allegiant S&P 500 Index Fund                 13.32%     4.74%     -0.18%     1/17/00
-------------------------------------------------------------------------------------
S&P 500(R) Index(2)
(reflects no deduction for                                                    Since
fees, expenses or taxes)                     15.79%     6.19%      1.90%     1/30/00
-------------------------------------------------------------------------------------

(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.


(2) THE S&P 500(R) INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE. "S&P 500" IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE BY ALLEGIANT ASSET MANAGEMENT COMPANY. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.


FUND FEES AND EXPENSES

See page 31 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT SMALL CAP CORE FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in common stocks of small cap companies

PRINCIPAL RISKS

Market risk, small companies risk

TICKER SYMBOL

Class A    ACRAX
Class C    ACOCX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENTS STRATEGIES

The Fund invests in a diversified portfolio of publicly traded small cap U.S. equity securities that possess both value and growth characteristics. The Adviser's investment process is to invest in securities of companies based on the Adviser's analysis of the company's cash flow. The Adviser's investment process focuses, specifically, on Cash Flow Return on Investment (CFROI(R)). CFROI(R) is calculated in percentage terms by dividing gross cash flow by gross cash investment. CFROI(R) is an inflation-adjusted measure of corporate performance that attempts to reduce accounting distortions and allow for more accurate comparisons between companies, different market caps, sectors and industries. The Adviser believes that CFROI(R) provides a more accurate predictor of future value than other broadly used analysis methods. The Adviser first screens companies based on corporate performance utilizing the CFROI(R) measure, and then screens companies based on cash flow valuation metrics to determine if the stock is attractively priced. The Adviser believes that it does not matter what a particular company's cash flow change is if the stock is overvalued.

In addition, as part of its screening process, the Adviser looks for companies whose management understands how to create value for shareholders, deploy capital, that have low debt and a consistent dividend policy, and that are market leaders with respect to the product or service they provide, as well as companies that are part of a strong or growing industry. The Adviser will generally sell a security when cash flow return on investment flattens or declines, market price equals or exceeds cash flow value "target," company characteristics deteriorate, when there are cash flow related impacts to an earnings warning, and when the stock experiences underperformance. However, none of the sell characteristics are automatic.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.


The Fund considers a small-capitalization or "small cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. The market capitalization range of the Russell 2000 Index changes constantly, and as a result, the capitalization of small cap companies in which the Small Cap Core Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 2000 Index. As of August 31, 2007, market capitalizations of companies in the Russell 2000 Index ranged from approximately $27.0 million to $5.0 billion.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 34, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURN

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


                                 2005    2006
                                ---------------
                                 3.43%  11.15%

                      Best Quarter    12.31%  (3/31/06)
                      Worst Quarter   -3.73%  (6/30/06)

The Fund's year-to-date total return for Class A Shares through June 30, 2007 was 12.58%.

                                                                    EQUITY FUNDS

                                                   ALLEGIANT SMALL CAP CORE FUND

AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
                                                              SINCE     DATE OF
CLASS A SHARES                                      1 YEAR  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Allegiant Small Cap Core Fund                                            4/2/04

   Returns Before Taxes                              5.00%    6.95%

   Returns After Taxes on Distributions(1)           4.30%    6.69%

   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)                        4.18%    5.96%
--------------------------------------------------------------------------------
Russell 2000 Index(2)
(reflects no deduction for                                               Since
fees, expenses or taxes)                            18.37%    12.37%    3/31/04
--------------------------------------------------------------------------------

                                                              SINCE     DATE OF
CLASS C SHARES                                      1 YEAR  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Allegiant Small Cap Core Fund                        9.38%     8.48%     4/2/04
--------------------------------------------------------------------------------
Russell 2000 Index(2)
(reflects no deduction for                                               Since
fees, expenses or taxes)                            18.37%    12.37%    3/31/04
--------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL 2000 INDEX IS COMPRISED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 31 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in growth-oriented common stocks of small cap companies

PRINCIPAL RISKS


Market risk, small companies risk, active trading risk, IPO risk


TICKER SYMBOL

Class A     ASMGX
Class C     ASGCX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests in a diversified portfolio of publicly traded small cap equity securities of U.S. companies. The Adviser seeks to invest in small cap companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund may invest in initial public offerings ("IPOs"), the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs.



Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.


The Fund considers a small-capitalization or "small cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Growth Index. The market capitalization range of the Russell 2000 Growth Index changes constantly, and as a result, the capitalization of small cap companies in which the Small Cap Growth Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 2000 Growth Index. As of August 31, 2007, market capitalizations of companies in the Russell 2000 Growth Index ranged from approximately $124.0 million to $3.5 billion.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 34, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


  1998    1999      2000     2001      2002     2003     2004     2005    2006
--------------------------------------------------------------------------------
  7.28%  35.63%   -15.19%   -8.27%   -39.47%   45.14%   -0.21%   -5.04%   7.40%

                    Best Quarter       36.11%     (12/31/99)
                    Worst Quarter     -25.82%      (9/30/01)

The Fund's year-to-date total return for Class A Shares through June 30, 2007 was 8.13%.

                                                                    EQUITY FUNDS

                                                 ALLEGIANT SMALL CAP GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2006)

-------------------------------------------------------------------------------------
                                                                  SINCE      DATE OF
CLASS A SHARES                               1 YEAR   5 YEARS   INCEPTION   INCEPTION
-------------------------------------------------------------------------------------
Allegiant Small Cap Growth Fund                                               8/1/97

   Returns Before Taxes                       1.46%    -3.31%      0.26%

   Returns After Taxes on Distributions(1)    1.46%    -3.31%      0.01%

   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)                 0.95%    -2.78%      0.19%
-------------------------------------------------------------------------------------
Russell 2000 Growth Index(2)
(reflects no deduction for                                                    Since
fees, expenses or taxes)                     13.35      6.93%      4.07%     7/31/97
-------------------------------------------------------------------------------------


                                                                  SINCE      DATE OF
CLASS C SHARES                               1 YEAR   5 YEARS   INCEPTION   INCEPTION
-------------------------------------------------------------------------------------
Allegiant Small Cap Growth Fund               5.65%    -2.88%     -6.60%     1/20/00
-------------------------------------------------------------------------------------
Russell 2000 Growth Index(2)
(reflects no deduction for                                                    Since
fees, expenses or taxes)                     13.35%     6.93%     -0.09%     1/31/00
-------------------------------------------------------------------------------------

(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL 2000 GROWTH INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2,000 SMALLEST COMPANIES OF THE 3,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 31 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


---------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
---------------------------------------

                                                     BALANCED          INTERNATIONAL            LARGE CAP           LARGE CAP
                                                    ALLOCATION            EQUITY               CORE EQUITY           GROWTH
                                                       FUND                FUND                   FUND                FUND

                                                CLASS A   CLASS C   CLASS A     CLASS C     CLASS A   CLASS C   CLASS A   CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)             4.75%(1)  None      5.50%(1)    None        5.50%(1)  None      5.50%(1)  None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)            None(2)   1.00%(3)  None(2)     1.00%(3)    None(2)   1.00%(3)  None(2)   1.00%(3)
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)             None      None      None        None        None      None      None      None
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)              None      None      2.00%(4)    2.00%(4)    None      None      None      None
------------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                    None      None      None        None        None      None      None      None
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
----------------------------------------------

Investment Advisory Fees                        0.75%     0.75%     1.15%*(,5)  1.15%*(,5)  0.75%(6)  0.75%(6)  0.75%(6)  0.75%(6)
------------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                       0.02%(7)  0.75%     0.03%(7)    0.75%       0.03%(7)  0.75%     0.03%(7)  0.75%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(8)                0.25%     0.25%     0.25%       0.25%       0.25%     0.25%     0.25%     0.25%
------------------------------------------------------------------------------------------------------------------------------------
   Other                                        0.19%     0.19%     0.18%       0.18%       0.13%     0.13%     0.14%     0.14%
------------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                            0.44%     0.44%     0.43%       0.43%       0.38%     0.38%     0.39%     0.39%
------------------------------------------------------------------------------------------------------------------------------------
Acquired Fund Fees
and Expenses                                    0.05%(9)  0.05%(9)   N/A         N/A         N/A       N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                              1.26%     1.99%     1.61%*      2.33%*      1.16%     1.88%     1.17%     1.89%
------------------------------------------------------------------------------------------------------------------------------------

SEE PAGE 32 FOR ALL OTHER FOOTNOTES.

--------------------------------------------------------------------------------
* EXPENSES ARE BASED ON AMOUNTS INCURRED BY THE FUND DURING ITS MOST RECENT FISCAL YEAR BUT DO NOT REFLECT A VOLUNTARY WAIVER OF INVESTMENT ADVISORY FEES BY THE ADVISER. THIS VOLUNTARY WAIVER IS EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2008 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THIS WAIVER, ACTUAL INVESTMENT ADVISORY FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE FISCAL YEAR ENDED MAY 31, 2007 WERE:

                                                              INTERNATIONAL
                                                                  EQUITY
                                                                   FUND
                                                           CLASS A      CLASS C
--------------------------------------------------------------------------------
Investment Advisory Fees                                    1.00%        1.00%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        1.46%        2.18%
--------------------------------------------------------------------------------

                                                                    EQUITY FUNDS

---------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
---------------------------------------


                                                                                           MULTI-FACTOR        MULTI-FACTOR
                                                    LARGE CAP             MID CAP            MID CAP             SMALL CAP
                                                      VALUE                VALUE             GROWTH                CORE
                                                      FUND                 FUND               FUND                 FUND

                                                CLASS A   CLASS C   CLASS A   CLASS C   CLASS A   CLASS C   CLASS A   CLASS C
---------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)             5.50%(1)  None      5.50%(1)  None      5.50%(1)  None      5.50%(1)  None
---------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)            None(2)   1.00%(3)  None(2)   1.00%(3)  None(2)   1.00%(3)  None(2)   1.00%(3)
---------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)             None      None      None      None      None      None      None      None
---------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)              None      None      None      None      None      None      None      None
---------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                    None      None      None      None      None      None      None      None
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
----------------------------------------------

Investment Advisory Fees(6)                     0.75%     0.75%     1.00%*    1.00%*    1.00%*    1.00%*    1.00%*    1.00%*
---------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                       0.03%(7)  0.75%     0.03%(7)  0.75%     0.02%(7)  0.75%     0.02%(7)  0.75%
---------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
---------------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(8)                0.25%     0.25%     0.25%     0.25%     0.25%     0.25%     0.25%     0.25%
---------------------------------------------------------------------------------------------------------------------------------
   Other                                        0.13%     0.13%     0.14%     0.14%     0.43%     0.43%     0.19%     0.19%
---------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                            0.38%     0.38%     0.39%     0.39%     0.68%(10) 0.68%     0.45%     0.44%
---------------------------------------------------------------------------------------------------------------------------------
Acquired Fund Fees
and Expenses                                     N/A       N/A     0.02%(9)  0.02%(9)    N/A       N/A      0.02%(9)  0.02%(9)
---------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses*                             1.16%     1.88%     1.44%*    2.16%*    1.70%*    2.43%*    1.48%*    2.21%*
---------------------------------------------------------------------------------------------------------------------------------

SEE PAGE 32 FOR ALL OTHER FOOTNOTES.

--------------------------------------------------------------------------------
* EXPENSES ARE BASED ON AMOUNTS INCURRED BY THE FUNDS DURING THEIR MOST RECENT FISCAL YEAR BUT DO NOT REFLECT VOLUNTARY WAIVERS OF INVESTMENT ADVISORY FEES BY THE ADVISER. THESE VOLUNTARY WAIVERS ARE EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2008 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THESE WAIVERS, ACTUAL INVESTMENT ADVISORY FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE FISCAL YEAR ENDED MAY 31, 2007 WERE:

                                                              MULTI-FACTOR       MULTI-FACTOR
                                             MID CAP            MID CAP            SMALL CAP
                                              VALUE             GROWTH               CORE
                                              FUND               FUND                FUND

                                       CLASS A   CLASS C   CLASS A   CLASS C   CLASS A   CLASS C
---------------------------------------------------------------------------------------------------
Investment Advisory Fees                0.75%     0.75%     0.45%     0.45%     0.74%     0.74%
---------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses    1.19%     1.91%     1.15%     1.88%     1.22%     1.95%
---------------------------------------------------------------------------------------------------

EQUITY FUNDS

------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------


                                                    MULTI-FACTOR          MULTI-FACTOR          MULTI-FACTOR
                                                 SMALL CAP FOCUSED         SMALL CAP             SMALL CAP
                                                    VALUE FUND            GROWTH FUND            VALUE FUND

                                                CLASS A     CLASS C    CLASS A    CLASS C    CLASS A    CLASS C
-----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)              5.50%(1)    None       5.50%(1)   None       5.50%(1)  None
-----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)             None(2)     1.00%(3)   None(2)    1.00%(3)   None(2)   1.00%(3)
-----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None        None       None       None       None      None
-----------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None        None       None       None       None      None
-----------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None        None       None       None       None      None
-----------------------------------------------------------------------------------------------------------------

---------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------

Investment Advisory Fees(6)                      1.00%*      1.00%*     1.00%*     1.00%*     1.00%     1.00%
-----------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.01%(7)    0.75%      0.01%(7)   0.75%      0.03%(7)  0.75%
-----------------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(8)                 0.25%       0.25%      0.25%      0.25%      0.25%     0.25%
-----------------------------------------------------------------------------------------------------------------
   Other                                         0.85%(11)   0.85%(11)  0.59%(10)  0.59%(10)  0.15%     0.15%
-----------------------------------------------------------------------------------------------------------------
Total Other Expenses                             1.10%       1.10%      0.84%      0.84%      0.40%     0.40%
-----------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                               2.11%*      2.85%*     1.85%*     2.59%*     1.43%     2.15%
-----------------------------------------------------------------------------------------------------------------

SEE PAGE 32 FOR ALL OTHER FOOTNOTES.

--------------------------------------------------------------------------------
* EXPENSES ARE BASED ON AMOUNTS INCURRED BY THE FUNDS DURING THEIR MOST RECENT FISCAL YEAR BUT DO NOT REFLECT VOLUNTARY WAIVERS OF INVESTMENT ADVISORY FEES BY THE ADVISER. THESE VOLUNTARY WAIVERS ARE EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2008 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THESE WAIVERS, ACTUAL INVESTMENT ADVISORY FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE FISCAL YEAR ENDED MAY 31, 2007 WERE:

                                         MULTI-FACTOR          MULTI-FACTOR
                                       SMALL CAP FOCUSED        SMALL CAP
                                           VALUE FUND           GROWTH FUND

                                      CLASS A     CLASS C    CLASS A    CLASS C
--------------------------------------------------------------------------------
Investment Advisory Fees               0.31%       0.31%      0.36%      0.36%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses   1.42%       2.16%      1.21%      1.95%
--------------------------------------------------------------------------------

                                                                    EQUITY FUNDS

------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------

                                                      S&P 500             SMALL CAP CORE            SMALL CAP GROWTH
                                                    INDEX FUND                 FUND                        FUND

                                                CLASS A     CLASS C     CLASS A      CLASS C      CLASS A      CLASS C
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)              2.50%(1)    None        5.50%(1)     None         5.50%(1)     None
--------------------------------------------------------------------------------------------------------------------------

Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)             None(2)     1.00%(3)    None(2)      1.00%(3)     None(2)      1.00%(3)
--------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None        None        None         None         None         None
--------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)(3)            None        None        None         None         None         None
--------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None        None        None         None         None         None
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------

Investment Advisory Fees                         0.35%*      0.35%*      1.00%(6,9)   1.00%(6,8)   1.00%*,(6)   1.00%*,(6)
--------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.00%(7)    0.75%       0.03%(7)     0.75%        0.02%(7)     0.75%
--------------------------------------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(8)                 0.25%       0.25%       0.25%        0.25%        0.25%        0.25%
--------------------------------------------------------------------------------------------------------------------------
   Other                                         0.15%       0.15%       0.12%        0.12%        0.61%        0.61%
--------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.40%       0.40%       0.37%        0.37%        0.86%        0.86%
--------------------------------------------------------------------------------------------------------------------------
Acquired Fund Fees
and Expenses                                      N/A         N/A        0.01%(9)     0.01%(9)      N/A          N/A
--------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                               0.75%*      1.50%*      1.41%        2.13%        1.88%*       2.61%*
--------------------------------------------------------------------------------------------------------------------------

SEE PAGE 32 FOR ALL OTHER FOOTNOTES.

--------------------------------------------------------------------------------
* EXPENSES ARE BASED ON AMOUNTS INCURRED BY THE FUND DURING ITS MOST RECENT FISCAL YEAR BUT DO NOT REFLECT THE VOLUNTARY WAIVER OF INVESTMENT ADVISORY FEES BY THE ADVISER. THIS VOLUNTARY WAIVER IS EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2008 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THIS WAIVER, ACTUAL INVESTMENT ADVISORY FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE FISCAL YEAR ENDED MAY 31, 2007 WERE:

                                            S&P 500              SMALL CAP
                                           INDEX FUND           GROWTH FUND

                                      CLASS A     CLASS C    CLASS A    CLASS C
--------------------------------------------------------------------------------
Investment Advisory Fees               0.20%       0.20%      0.55%      0.55%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses   0.60%       1.35%      1.43%      2.16%
--------------------------------------------------------------------------------

EQUITY FUNDS

(1) This sales charge varies depending upon how much you invest. For more information on the sales charge waiver, see the "Sales Charges" section of this prospectus.


(2) A contingent deferred sales charge (0.50% for the S&P 500 Index Fund and 1.00% for all other Equity Funds) is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months.

(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to 18 months from the date of purchase.

(4) The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you redeem or exchange your shares within 60 days of purchase. The fee is retained by the Fund and withheld from redemption proceeds. For more details, see the "Redemption Fee" section of this prospectus.

(5) From its advisory fee, the Adviser pays a sub-advisory fee to Polaris based on the portion of assets of the Fund allocated to Polaris as follows: 0.35% of the first $125 million of assets managed, 0.40% of assets managed between $125 million and $200 million and 0.50% of assets managed over $200 million.

(6) The advisory fee is reduced to 0.95% on assets of $500 million or more, but less than $1 billion and to 0.90% on assets of $1 billion and over for the Multi-Factor Small Cap Core, Multi-Factor Small Cap Focused Value, Multi Factor Small Cap Growth, Multi-Factor Small Cap Value, Small Cap Core and Small Cap Growth Funds. The advisory fee is reduced to 0.95% on assets of $1 billion or more, but less than $1.5 billion and to 0.90% on assets of $1.5 billion and over for the Multi-Factor Mid Cap Growth and Mid Cap Value Funds. The advisory fee is reduced to 0.70% on assets of $1 billion or more, but less than $1.5 billion and to 0.65% on assets of $1.5 billion and over for the Large Cap Core Equity, Large Cap Growth and Large Cap Value Funds.

(7) Represents actual Distribution (12b-1) Fees incurred by the S&P 500 Index Fund's Class A Shares during the last fiscal year. For the other Funds, Distribution (12b-1) Fees have been restated to reflect current fees expected to be incurred by each Fund's Class A Shares during the current fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than the Distribution (12b-1) Fees stated in the tables above for each Fund except the S&P 500 Index Fund which expects to reimburse 0.005% during the current fiscal year.

(8) Certain financial institutions may provide administrative services to their customers who own Class A or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(9) "Acquired Fund" means any investment company in which a Fund invests or has invested during the period. A Fund's "Acquired Fund Fees and Expenses" are based on amounts for the fiscal year ended May 31, 2007. The "Total Annual Fund Operating Expenses" will not correlate to each Fund's ratio of expenses to average net assets in the Funds' Financial Highlights, which reflects the operating expenses of the Funds and does not include "Acquired Fund Fees and Expenses." The Funds calculate the Acquired Funds' expenses using the net expense ratios reported in the Acquired Funds' most recent shareholder reports.

(10) Other Expenses for the Multi-Factor Mid Cap Growth Fund and Multi-Factor Small Cap Growth Fund include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%.

(11) Other Expenses for the Multi-Factor Small Cap Focused Value Fund have been restated to reflect current fees expected to be incurred by the Fund's Class A and Class C Shares during the current fiscal year.

      For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Teams" and "Distribution and Shareholder Service Plans."


--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Allegiant Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in Class A or Class C Shares of a Fund for the time periods indicated and that you redeem your shares at the end of those periods.

The Examples also assume that your investment has a 5% return each year, Fund expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be different, your approximate costs would be:


                                            1 YEAR   3 YEARS    5 YEARS   10 YEARS
----------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
   Class A Shares                            $597      $856      $1,134    $1,925
   Class C Shares(1)                         $302      $624      $1,073    $2,317
   Class C Shares(2)                         $202      $624      $1,073    $2,317
----------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
   Class A Shares                            $690      $986      $1,304    $2,200
   Class C Shares(1)                         $321      $682      $1,169    $2,513
   Class C Shares(2)                         $221      $682      $1,169    $2,513
----------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
   Class A Shares                            $662      $898      $1,153    $1,881
   Class C Shares(1)                         $291      $591      $1,016    $2,201
   Class C Shares(2)                         $191      $591      $1,016    $2,201
----------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
   Class A Shares                            $663      $901      $1,158    $1,892
   Class C Shares(1)                         $292      $594      $1,021    $2,212
   Class C Shares(2)                         $192      $594      $1,021    $2,212
----------------------------------------------------------------------------------

                                                                    EQUITY FUNDS

--------------------------------------------------------------------------------
EXAMPLES (CONTINUED)
--------------------------------------------------------------------------------


                                            1 YEAR   3 YEARS    5 YEARS   10 YEARS
----------------------------------------------------------------------------------
LARGE CAP VALUE FUND
   Class A Shares                            $662      $898      $1,153    $1,881
   Class C Shares(1)                         $291      $591      $1,016    $2,201
   Class C Shares(2)                         $191      $591      $1,016    $2,201
----------------------------------------------------------------------------------
MID CAP VALUE FUND
   Class A Shares                            $665      $907      $1,168    $1,914
   Class C Shares(1)                         $294      $600      $1,032    $2,233
   Class C Shares(2)                         $194      $600      $1,032    $2,233
----------------------------------------------------------------------------------
MULTI-FACTOR MID CAP GROWTH FUND
   Class A Shares                            $661      $895      $1,148    $1,871
   Class C Shares(1)                         $291      $591      $1,016    $2,201
   Class C Shares(2)                         $191      $591      $1,016    $2,201
----------------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP CORE FUND
   Class A Shares                            $667      $916      $1,183    $1,946
   Class C Shares(1)                         $298      $612      $1,052    $2,275
   Class C Shares(2)                         $198      $612      $1,052    $2,275
----------------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP FOCUSED VALUE FUND
   Class A Shares                            $687      $975      $1,284    $2,158
   Class C Shares(1)                         $319      $676      $1,159    $2,493
   Class C Shares(2)                         $219      $676      $1,159    $2,493
----------------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP GROWTH FUND
   Class A Shares                            $666      $910      $1,173    $1,925
   Class C Shares(1)                         $297      $609      $1,047    $2,264
   Class C Shares(2)                         $197      $609      $1,047    $2,264
----------------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP VALUE FUND
   Class A Shares                            $688      $978      $1,289    $2,169
   Class C Shares(1)                         $318      $673      $1,154    $2,483
   Class C Shares(2)                         $218      $673      $1,154    $2,483
----------------------------------------------------------------------------------
S&P 500 INDEX FUND
   Class A Shares                            $310      $437      $  576    $  981
   Class C Shares(1)                         $237      $428      $  739    $1,624
   Class C Shares(2)                         $137      $428      $  739    $1,624
----------------------------------------------------------------------------------
SMALL CAP CORE FUND
   Class A Shares                            $686      $972      $1,279    $2,148
   Class C Shares(1)                         $316      $667      $1,144    $2,462
   Class C Shares(2)                         $216      $667      $1,144    $2,462
----------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
   Class A Shares                            $688      $978      $1,289    $2,169
   Class C Shares(1)                         $319      $676      $1,159    $2,493
   Class C Shares(2)                         $219      $676      $1,159    $2,493
----------------------------------------------------------------------------------


(1)   If you redeem your shares at the end of the period.

(2)   If you do not redeem your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL RISKS

----------------------------------------------------------------------------------------------------------
                                Active                                                            Interest
                                Trading   Allocation   Country   Credit   Derivatives   Foreign     Rate
                                 Risk        Risk       Risk      Risk       Risk        Risk       Risk
----------------------------------------------------------------------------------------------------------
EQUITY FUNDS
----------------------------------------------------------------------------------------------------------

  Balanced Allocation Fund         X          X                    X           X           X         X

----------------------------------------------------------------------------------------------------------
   International Equity Fund       X                      X                    X           X
----------------------------------------------------------------------------------------------------------
   Large Cap Core Equity Fund      X
----------------------------------------------------------------------------------------------------------
   Large Cap Growth Fund           X
----------------------------------------------------------------------------------------------------------
   Large Cap Value Fund
----------------------------------------------------------------------------------------------------------
   Mid Cap Value Fund
----------------------------------------------------------------------------------------------------------
   Multi-Factor Mid Cap
      Growth Fund                  X
----------------------------------------------------------------------------------------------------------
   Multi-Factor Small
      Cap Core Fund                X
----------------------------------------------------------------------------------------------------------
   Multi-Factor Small
      Cap Focused Value Fund
----------------------------------------------------------------------------------------------------------
   Multi-Factor Small
      Cap Growth Fund              X
----------------------------------------------------------------------------------------------------------
   Multi-Factor Small
      Cap Value Fund
----------------------------------------------------------------------------------------------------------
   S&P 500 Index Fund                                                          X
----------------------------------------------------------------------------------------------------------
   Small Cap Core Fund
----------------------------------------------------------------------------------------------------------

   Small Cap Growth Fund           X
----------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
                                                  Multi-      Pre-
                                                National     Payment/     Small    Tracking
                                IPO    Market   Companies   Extension   Companies   Error
                                Risk    Risk      Risk        Risk        Risk       Risk
-------------------------------------------------------------------------------------------
EQUITY FUNDS
-------------------------------------------------------------------------------------------

  Balanced Allocation Fund              X                     X           X

-------------------------------------------------------------------------------------------
   International Equity Fund             X         X
-------------------------------------------------------------------------------------------
   Large Cap Core Equity Fund            X
-------------------------------------------------------------------------------------------
   Large Cap Growth Fund                 X
-------------------------------------------------------------------------------------------
   Large Cap Value Fund                  X
-------------------------------------------------------------------------------------------
   Mid Cap Value Fund                    X
-------------------------------------------------------------------------------------------
   Multi-Factor Mid Cap
     Growth Fund                 X       X
-------------------------------------------------------------------------------------------
   Multi-Factor Small
     Cap Core Fund                       X                                 X
-------------------------------------------------------------------------------------------
   Multi-Factor Small
     Cap Focused Value Fund              X                                 X
-------------------------------------------------------------------------------------------
   Multi-Factor Small
     Cap Growth Fund             X       X                                 X
-------------------------------------------------------------------------------------------
   Multi-Factor Small
     Cap Value Fund                      X                                 X
-------------------------------------------------------------------------------------------
   S&P 500 Index Fund                    X                                            X
-------------------------------------------------------------------------------------------
   Small Cap Core Fund                   X                                 X
-------------------------------------------------------------------------------------------

   Small Cap Growth Fund         X       X                                 X

-------------------------------------------------------------------------------------------

ACTIVE TRADING RISK. If the Adviser frequently buys and sells securities, the result may be correspondingly higher expenses and other transaction costs, which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


ALLOCATION RISK. The Balanced Allocation Fund is subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.



COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can not meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although a Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


DERIVATIVES RISK. Derivative instruments include options, futures, and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Developing market countries are countries that the MSCI EAFE Index or the United Nations classifies as emerging or developing.


Developing markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Developing market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of a developing market country. In addition, the financial stability of issuers (including governments) in developing market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

INTEREST RATE RISK. For the Balanced Allocation Fund, an investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.


IPO RISK. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.


MARKET RISK. Market risk is the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. Each Fund is also subject to the risk that its primary market segment defined in the Fund's Principal Investment Strategy may underperform other market segments or the markets as a whole.



MARKET RISK OF BALANCED ALLOCATION FUND. The Fund invests directly in equity and fixed income securities and therefore is subject to the risks associated with these securities. For the risks associated with investing in equity securities, see "Market Risk" above. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income or equity markets as a whole.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.


PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Balanced Allocation Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.


Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

SMALL COMPANIES RISK. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange. It may be harder to sell the smallest capitalization company stocks, which can reduce their selling prices.


TRACKING ERROR RISK. The S&P 500 Index Fund's ability to replicate the performance of the S&P 500(R) Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.


For additional information about risks, see "More Information About Principal Investment Strategies" in Appendix A.

INVESTMENT ADVISER, SUB-ADVISER AND INVESTMENT TEAMS


Allegiant Asset Management Company, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2007, the Adviser had approximately $30 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board of Trustees of Allegiant supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.


The table below shows the management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal year ended May 31, 2007:


-----------------------------------------------------------------------------------------------------------------------------

                                                                                                   ADVISORY FEES PAID AS
                                                                                                  A PERCENTAGE OF AVERAGE
                                                                                               NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                                   MANAGEMENT TEAM                          ENDED MAY 31, 2007

-----------------------------------------------------------------------------------------------------------------------------

Balanced Allocation Fund                            Asset Allocation Management Team                        0.75%

-----------------------------------------------------------------------------------------------------------------------------
International Equity Fund                   International Equity Investment Management Team,
                                                         Polaris (sub-adviser)                              1.00%
-----------------------------------------------------------------------------------------------------------------------------
Large Cap Core Equity Fund                          Equity Investment Management Team                       0.75%
-----------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                               Equity Investment Management Team                       0.75%
-----------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                             Value Equity Investment Management Team                    0.75%
-----------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                             Mid-Value Equity Investment Management Team                  0.75%
-----------------------------------------------------------------------------------------------------------------------------
Multi-Factor Mid Cap Growth Fund              Structured Equity Investment Management Team                  0.45%
-----------------------------------------------------------------------------------------------------------------------------

Multi-Factor Small Cap Core Fund              Structured Equity Investment Management Team                  0.74%
-----------------------------------------------------------------------------------------------------------------------------
Multi-Factor Small Cap Focused Value Fund     Structured Equity Investment Management Team                  0.81%
-----------------------------------------------------------------------------------------------------------------------------
Multi-Factor Small Cap Growth Fund            Structured Equity Investment Management Team                  0.37%
-----------------------------------------------------------------------------------------------------------------------------
Multi-Factor Small Cap Value Fund             Structured Equity Investment Management Team                  0.99%

-----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                                Quantitative Analysis Management Team                     0.20%
-----------------------------------------------------------------------------------------------------------------------------
Small Cap Core Fund                              Core Equity Investment Management Team                     1.00%
-----------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                         Structured Equity Investment Management Team                  0.55%
-----------------------------------------------------------------------------------------------------------------------------




A discussion regarding the basis for the Board's approval of the Funds' advisory and sub-advisory agreements is available in the semi-annual report to shareholders for the period ended November 30, 2006.


SUB-ADVISER


Polaris, an SEC registered investment adviser, serves as Sub-Adviser to a portion of the assets of the International Equity Fund. Since 1995, Polaris has served as a global and international equity manager, serving the investment needs of pension plans, endowment funds and institutional and individual accounts. Polaris is located at 125 Summer Street, Suite 1470, Boston, Massachusetts. As of June 30, 2007, Polaris managed over $4.3 billion in assets. Bernard R. Horn, Jr., Polaris' founder, owns all of the voting interests of Polaris.


As Sub-Adviser, Polaris, under the supervision of the Adviser and Allegiant's Board of Trustees, provides a continuous investment program for the International Value Component. For its services, Polaris receives sub-advisory fees from the Adviser with respect to the portion of assets of the Fund allocated to Polaris at the annual fee rates of 0.35% of the first $125 million of assets managed, 0.40% of assets managed between $125 million and $200 million and 0.50% of assets managed over $200 million.

POLARIS INVESTMENT PERFORMANCE

POLARIS INTERNATIONAL EQUITY COMPOSITE PERFORMANCE RESULTS

----------------------------------------------------------------------------------------------------------------------------
               GROSS ANNUAL   NET ANNUAL
                COMPOSITE      COMPOSITE                                                            PERCENTAGE
               PERFORMANCE    PERFORMANCE    MSCI     NUMBER    COMPOSITE DISPERSION      U.S.       OF FIRM     TOTAL FIRM
 YEAR (AS OF     RESULTS        RESULTS      EAFE       OF       HIGH          LOW      DOLLARS       ASSETS       ASSETS
DECEMBER 31)       (%)            (%)         (%)    ACCOUNTS     (%)          (%)     (MILLIONS)       (%)      (MILLIONS)
----------------------------------------------------------------------------------------------------------------------------

    2006          34.17          33.89       26.86      26       36.3          33.3     $ 1,200         46        $ 2,600
    2005          16.83          15.86       14.02      17       19.9          15.2       594.4         47          1,200

    2004          29.61          28.51       20.70       9       30.7          22.6       139.6         29          484.6
    2003          53.63          52.29       39.17       6       55.4          36.8        52.0         22          237.2
    2002           6.27           5.27      (15.66)      5       10.1           6.0        32.1         18          174.4
    2001          (0.29)         (1.17)     (21.21)      5        0.8          (3.6)       29.7         26          113.7
    2000          (5.26)         (5.72)     (13.96)      5       (2.5)         (6.8)       23.2         26           87.9
    1999          21.52          21.26       27.30       7       39.6           7.4        26.6         29           92.7
    1998          (5.88)         (6.45)      20.33       8       (3.2)        (11.5)       24.1         29           84.8
    1997          10.93           9.86        2.06       7       14.3           7.3         7.1         13           52.9
    1996          24.00          22.79        6.36       5       26.2          23.0         4.1         13           31.0
    1995          19.01          17.86       11.85       3       20.9          14.3         1.2          7           17.8
    1994           0.50          (0.17)       8.15       5        1.7          (2.4)        3.9         --             --
    1993          26.69          25.89       33.29       5       28.2          22.9         3.9         --             --
    1992           6.39           5.71      (11.36)      5        9.4           3.4         3.1         --             --
    1991           5.81           5.15       13.01       5       12.2           4.0         2.8         --             --
    1990          (4.57)         (5.54)     (22.77)      5       (1.5)         (4.8)        2.6         --             --
    1989          25.77          24.56       10.93       4       31.1          20.4         0.8         --             --
    1988          16.00          14.87       28.90       4       20.7          11.3         0.6         --             --
    1987           1.44           0.46       24.53       4       10.0           0.4         0.5         --             --
    1986          49.23          47.77       69.76       1       57.0          47.6         0.5         --             --
    1985          33.53          32.22       56.79       2       33.0          33.0         0.3         --             --
    1984           6.36           5.83        5.89       2                                  0.2         --             --

NOTES:

 1.  Polaris is a registered investment adviser.


 2. Polaris has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS(R)) and its predecessor standards.


 3. The International Equity Composite contains fully discretionary international equity accounts and for comparison purposes is measured against the MSCI EAFE Index. Returns include the effect of foreign currency exchange rates.

 4. Results are based on fully discretionary accounts under management, including those accounts no longer with the firm. Non-fee-paying accounts are not included in this composite.

 5. Composite performance is presented net of foreign withholding taxes. Additional information regarding the percentage of the composite, which may not be invested in countries or regions included in the index, is available upon request by contacting Polaris at adviserinfo@polariscapital.com.


 6. The U.S. Dollar is the currency used to express performance. Returns are presented gross and net of management fees and include the reinvestment of all income. Net of fee performance was calculated using actual management fees. The annual composite dispersion presented is an asset-weighted and equal-weighted standard deviation calculated for the accounts in the composite the entire year. The "High" dispersion represents the highest return and the "Low" dispersion represents the lowest return. Additional information regarding the policies for calculating and reporting returns is available upon request.




 7. The investment management fee schedule for the composite is 1% on the first $25 million in assets; 0.75% on the next $25 million; 0.60% on the next $1 billion; 0.55% on the next $2 billion, and 0.50% on the remainder. Actual investment advisory fees incurred by clients may vary.

 8. The International Equity Composite was created April 1, 1995. Performance presented prior to April 1, 1995 occurred while the Portfolio Manager was affiliated with a prior firm and the Portfolio Manager was the only individual responsible for selecting the securities to buy and sell. An independent verification firm performed an examination of this track record; an Independent Verifier's Report is available upon request. Polaris Capital Management, Inc.'s compliance with the GIPS standards has been verified for the period April 1, 1995 through December 31, 2004 by Ashland Partners & Company LLP. In addition, a performance examination was conducted on the International Equity Composite beginning July 1, 1984. A copy of the verification reports and complete list and description of composites is available upon request.

 9. The "High" dispersion represents the highest return and the "Low" dispersion represents the lowest return.

10. Results shown for the year 1984 represent partial period performance from July 1, 1984 through December 31, 1984.

11. "N.A." is used where information is not statistically meaningful due to an insufficient number of portfolios in the composite for the entire year.

12.  Past performance is not indicative of future results.

PRIOR RELATED PERFORMANCE INFORMATION FOR THE
CORE EQUITY INVESTMENT MANAGEMENT TEAM

On December 31, 2005, Allegiant Investment Counselors, Inc. ("Investment Counselors"), a wholly-owned subsidiary of National City Corporation and the sub-adviser to the Allegiant Small Cap Core Fund, merged into the Adviser.

Although the Allegiant Small Cap Core Fund has limited prior performance history, the Core Equity Investment Management Team has substantial experience in managing accounts that focus on small cap issuers. The members of the Core Equity Investment Management Team at the Adviser were formerly portfolio managers with Investment Counselors, prior to Investment Counselors' merger into the Adviser. The members of the Core Equity Investment Management Team previously managed separate accounts with a small cap orientation having investment objectives, policies and strategies that are substantially similar to the Allegiant Small Cap Core Fund. For additional Information on the members of the Core Equity Investment Management Team, see "Portfolio Management Teams" below.

The tables below, which were prepared by Investment Counselors prior to its merger into the Adviser, show the annual returns and long-term performance record established by the members of the Core Equity Investment Management Team while managing client accounts at Investment Counselors. Please note that the performance results shown are those of the Core Equity Investment Management Team while employed by Investment Counselors and not the investment results of the Allegiant Small Cap Core Fund. The results are not intended to predict or suggest the return to be experienced by the Fund or the return an individual investor might achieve by investing in the Fund.

The Allegiant Small Cap Core Fund's results may be different from the composite performance figures shown due to, among other things, differences in fees and expenses. The composite performance figures reflect the deduction of all advisory fees and trading costs, but do not reflect custody fees, which were paid by clients directly. The overall expenses of Investment Counselors' client accounts were generally lower than those experienced by Fund shareholders and, therefore, the performance of the Fund would generally be lower. The Fund's results also may be different because private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable securities and tax laws that, if applicable, could have adversely affected the performance of the client accounts. In addition, the securities held by the Fund will not be identical to the securities held by these accounts.

Included for comparison purposes are performance figures of the Russell 2000 Index, an unmanaged market index. Investors cannot invest directly in the Index. The returns of the Russell 2000 Index reflect the reinvestment of dividends and distributions, but do not reflect the deduction of any fees, expenses or taxes.

INVESTMENT COUNSELORS SMALL CAP EQUITY COMPOSITE PERFORMANCE RESULTS

------------------------------------------------------------------------------------------------------
               ANNUAL                                                             PERCENTAGE
    YEAR       TOTAL      RUSSELL      NUMBER       COMPOSITE   TOTAL ASSETS AT     OF FIRM     TOTAL
   (AS OF      RETURN    2000 INDEX      OF        DISPERSION    END OF PERIOD      ASSETS      FIRM
DECEMBER 31)    (%)         (%)       PORTFOLIOS       (%)         (MILLIONS)         (%)      ASSETS
------------------------------------------------------------------------------------------------------
    1995        26.52       28.44          2             --         $  35.0           6.4       $ 553
    1996        24.40       16.49          1             --         $  41.0           8.0       $ 521
    1997        28.43       22.25          2             --         $  62.0          12.8       $ 483
    1998         5.39       -2.56          3           0.32         $  68.0          11.4       $ 593
    1999        12.42       21.26          2           0.22         $  65.4          10.4       $ 631
    2000         3.81       -3.03          2           0.16         $  36.4           6.8       $ 537
    2001        -4.30        2.49          2           0.07         $  34.5           8.1       $ 428
    2002       -14.70      -20.48          3           0.15         $  29.3           8.0       $ 369
    2003        52.74       47.25          3           2.03         $   2.4           0.5       $ 459
    2004        21.43       18.32          5           0.65         $ 171.3          25.4       $ 675
    2005         4.87        4.56         11           0.06         $ 311.1          38.5       $ 808

ANNUALIZED RETURNS (AS OF DECEMBER 31, 2005)

--------------------------------------------------
               INVESTMENT COUNSELORS
                    SMALL CAP            RUSSELL
                 EQUITY COMPOSITE      2000 INDEX
--------------------------------------------------
     1 Year            4.56%              4.87%
     5 Year            8.23%              9.69%
    10 Year           12.05%              9.25%

NOTES:

 1. Prior to December 31, 2005, Investment Counselors was an investment management firm that provided investment advisory services to its clients. Investment Counselors was an equity, fixed income and balanced portfolio investment manager that invested solely in U.S.-based securities.


 2. The above data is in compliance with the Global Investment Performance Standards (GIPS(R)) and its predecessor standards. This method of calculating performance differs from the Securities and Exchange Commission's standardized methodology which may produce different results.


 3. The results shown above are of all discretionary, fee-paying accounts with investment objectives, policies and strategies substantially similar to those of the Allegiant Small Cap Core Fund and include both active and closed accounts.

 4. Performance figures are presented net of investment management and brokerage fees, and are negatively affected by the amount of the fees. Investment Counselors' Small Cap Equity average weighted annual management fee is 0.50% of average net assets.

 5. There were no changes in personnel responsible for the investment management process of this composite and no alteration of the composite for any reason. No selective periods of performance have been utilized. Results from all accounts have been continuous from the first full month under Investment Counselors' management to December 31, 2005 or last full month under Investment Counselors' management. Composites are valued on a monthly basis and are geometrically linked. Valuations and returns are computed and stated in U.S. Dollars and are computed using a time-weighted rate of return. The composite is asset weighted using beginning-of-period weightings. Accrual accounting is used for fixed income securities. Trade date is used for the valuation. Leverage and derivatives were not used in the portfolios included in the composite.

 6. Investment Counselors' Small Cap Equity Composite was created on December 31, 1993. The composite included three (3) fee-paying, discretionary accounts over $500,000 that were managed according to the small cap equity strategy, and does not include wrap-fee accounts. As of December 31, 2005 the composite had $311.8 million in total assets. As of December 31, 2005, Investment Counselors' Small Cap Equity Composite results were 40% of all Investment Counselors' small cap equity portfolios and represented less than 1% of Investment Counselors' total firm assets and of Investment Counselors' discretionary accounts.


 7. GIPS standard composites represent 100% of discretionary and 99.5% of total firm assets.


 8. The dispersion of annual returns is measured by the standard deviation across asset-weighted portfolio returns represented with the composite for the full year.

 9.  Past performance is no guarantee of future results.

PRIOR PERFORMANCE INFORMATION FOR THE EQUITY INVESTMENT MANAGEMENT TEAM

The principal portfolio managers of the Equity Investment Management Team are Lawrence E. Eakin, Jr. and Christopher A. Wiles, CFA. They have the primary responsibility for the day-to-day management of the Large Cap Core Equity and Large Cap Growth Funds. The Equity Investment Management Team has substantial experience in managing investment companies that focus on large cap issuers. While employed at Strong Capital Management, Inc. and Rockhaven Asset Management, LLC, the Equity Investment Management Team was solely responsible for managing two mutual funds each with a large cap orientation having investment objectives, policies and strategies that are substantially similar, respectively, to the Allegiant Large Cap Core Equity Fund (the "Similar Core Equity Fund") and Allegiant Large Cap Growth Fund (the "Similar Growth Fund" and together with the Similar Core Equity Fund, the "Similar Funds").

Before joining the Equity Investment Management Team at Allegiant, Mr. Eakin co-managed the Similar Growth Fund and Similar Core Equity Fund (each as defined below). Mr. Eakin joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong, Mr. Eakin served as Rockhaven's director of research since he joined the firm in February 1997. While at Rockhaven, he co-managed the Similar Growth Fund's predecessor, the Rockhaven Premier Fund and the Similar Core Equity Fund's predecessor, the Rockhaven Fund, since 2001. Mr. Eakin received his bachelor's degree in computer application information systems from Clarion University in 1986 and his master's degree in investment finance from Duquesne University in 1993.

Before joining the Equity Investment Management Team at Allegiant, Mr. Wiles co-managed the Similar Growth Fund and Similar Core Equity Fund and has earned the right to use the Chartered Financial Analyst designation. Mr. Wiles joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong, Mr. Wiles was the President and Founder of Rockhaven, an investment advisory firm. While at Rockhaven, he co-managed the Similar Growth Fund's predecessor, the Rockhaven Premier Fund and the Similar Core Equity Fund's predecessor, the Rockhaven Fund, since their inception in November 1997. He received his associate's degree in finance at Penn State University in 1979, his bachelor's degree in finance at Youngstown State University in 1982, and his master's of business administration degree from Cleveland State University in 1984.

The bar charts and the performance tables below show the returns for Class A Shares of the Similar Core Equity Fund and Investor Class Shares of the Similar Growth Fund for certain periods ended December 31, 2003. The information also provides some indication of the risks of investing in the Similar Funds by showing how each Similar Fund's average annual returns, which reflect Similar Fund expenses, compare with returns of a broad measure of market performance and an index of funds with similar investment objectives, which are unmanaged, have no expenses, and are unavailable for investment. The information assumes reinvestment of all dividends and distributions.

Please keep in mind that the past performance of each Similar Fund, before and after taxes, does not represent how the Funds will perform. Returns of the Funds may differ from those of the Similar Funds due, among other things, to differences in operating expenses between the Similar Funds and the respective Funds.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                           Investor Class -                Class A -
                        Similar Growth Fund        Similar Core Equity Fund
---------------------------------------------------------------------------
1998                          14.83%                         11.88%

1999                          52.14%(1)                      24.84%

2000                           3.35%                         -1.46%

2001                          -8.97%                        -10.72%

2002                         -18.09%                        -14.44%

2003                          25.41%                         22.93%

(1) The Investor Class -- Similar Growth Fund's calendar year total returns for 1999 were primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.

BEST AND WORST QUARTERLY PERFORMANCE
(During the periods shown above)

FUND NAME                        BEST QUARTER RETURN        WORST QUARTER RETURN
--------------------------------------------------------------------------------
Similar Growth Fund              29.98% (4th Q 1999)        -13.18% (2nd Q 2002)
Similar Core Equity Fund         19.95% (4th Q 1999)        -13.18% (2nd Q 2002)

                          AVERAGE ANNUAL TOTAL RETURNS
                                 As of 12-31-03

FUND/INDEX                                          1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------------------------------
SIMILAR CORE EQUITY FUND(1)
Class A

   Returns Before Taxes                             14.68%    1.72%      3.75%

   Returns After Taxes on Distributions             14.64%    0.63%      2.75%

   Returns After Taxes on Distributions and Sale
   of Fund Shares                                    9.57%    0.95%      2.73%
--------------------------------------------------------------------------------

S&P 500(R) Index(2) (reflects no deduction
for fees, expenses, or taxes)                       28.67%   -0.57%      4.29%

--------------------------------------------------------------------------------
Lipper Large Cap Core Funds Index(3) (reflects
no deduction for fees, expenses, or taxes)          24.80%   -1.08%      3.83%
--------------------------------------------------------------------------------
SIMILAR GROWTH FUND(4)
Investor Class

   Returns Before Taxes                             24.16%    8.01%      9.06%

   Returns After Taxes on Distributions             24.13%    6.41%      7.58%

   Returns After Taxes on Distributions and Sale
   of Fund Shares                                   15.70%    6.01%      7.02%
--------------------------------------------------------------------------------

S&P 500(R) Index (2) (reflects no deduction
for fees, expenses, or taxes)                       28.67%   -0.57%      4.29%

--------------------------------------------------------------------------------
Russell 1000 Growth Index (5) (reflects no
deduction for fees, expenses, or taxes)             29.75%   -5.11%      1.49%
--------------------------------------------------------------------------------
Lipper Large Cap Core Funds Index(3) (reflects
no deduction for fees, expenses, or taxes)          24.80%   -1.08%      3.83%
--------------------------------------------------------------------------------

(1) The Similar Core Equity Fund, the Strong Advisor Large Company Core Fund, commenced operations on November 3, 1997.


(2) The S&P 500(R) Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.


(3) The Lipper Large Cap Core Funds Index is the average of the 30 largest funds in the Lipper category.

(4) The Similar Growth Fund, the Strong Large Company Growth Fund, commenced operations on November 3, 1997.

(5) The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on market capitalization.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investments through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Unlike the bar chart, the performance table reflects the impact of the maximum initial sales charge, which was first charged on November 30, 2000 for the Similar Core Equity Fund. No sales charge is imposed on reinvested dividends and distributions. The Similar Growth Fund does not impose any sales charges on purchases.

PORTFOLIO MANAGEMENT TEAMS

NAME                                                BUSINESS EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------
Brian L. Stine, CFA                                 Mr. Stine is responsible for the management of the Balanced Allocation
Senior Portfolio Manager                            Fund.
Years with the Adviser: 3
Industry experience: 27 years                       Prior to joining the Adviser in 2004, Mr. Stine was a senior portfolio manager with Smith Graham & Company. Mr. Stine had been with Smith Graham
                                                    & Company since 1993.
------------------------------------------------------------------------------------------------------------------------------
Andrew Harding                                      Mr. Harding is responsible for portfolio management and fixed income
Senior Portfolio Manager                            research of the Balanced Allocation Fund.
Years with the Adviser: 7
Industry experience: 27 years                       Mr. Harding has been with the Adviser since 2000.
------------------------------------------------------------------------------------------------------------------------------
Gordon A. Johnson                                   Mr. Johnson is responsible for portfolio management and equity research of
Senior Portfolio Manager                            the Balanced Allocation Fund.
Years with the Adviser: 4
Industry experience: 22 years                       Prior to Investment Counselors' merger with the Adviser on December
                                                    31, 2005, Mr. Johnson was the President and Chief Investment Officer of
                                                    Investment Counselors, the former sub-adviser to the Allegiant Small Cap
                                                    Core Fund, since 1985.
------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INVESTMENT MANAGEMENT TEAM, POLARIS (SUB-ADVISER)
------------------------------------------------------------------------------------------------------------------------------
Martin Schulz                                       Mr. Schulz is responsible for the day-to-day management of the
Director of International Equity Investment         International Growth Component of the International Equity Fund.
Years with the Adviser: 10
Industry experience: 13 years                       Mr. Schulz has been with the Adviser since 1997.
------------------------------------------------------------------------------------------------------------------------------
Bernard R. Horn, Jr.                                Mr. Horn is responsible for the day-to-day management of the International
President, Polaris Capital Management, Inc.         Value Component of the International Equity Fund.
(sub-adviser)
Years with the Sub-Adviser: 12                      Mr. Horn has been with Polaris, sub-adviser for the International Equity
Industry experience: 27 years                       Fund, since 1995.
------------------------------------------------------------------------------------------------------------------------------
Sumanta Biswas                                      Mr. Biswas is responsible for research and assisting in management of the
Assistant Portfolio Manager, Polaris Capital        International Value Component of the International Equity Fund.
Management, Inc. (sub-adviser)
Years with the Sub-Adviser: 5                       Mr. Biswas joined Polaris in 2002.
Industry experience: 10 years
------------------------------------------------------------------------------------------------------------------------------
EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------
Christopher A. Wiles, CFA                           Shared responsibility for overall management of the fund and decision
Managing Senior Director for                        making on securities entering and leaving the portfolios.
Core and Growth Equity
Years with the Adviser: 3                           Mr. Wiles joined the Adviser in 2004. Mr. Wiles founded Rockhaven Asset
Industry experience: 21 years                       Management in 1997. In 2002, Rockhaven was acquired by Strong Capital
                                                    Management, Inc. where he served as Senior Portfolio Manager until joining the Adviser.
------------------------------------------------------------------------------------------------------------------------------
Lawrence E. Eakin, Jr.                              Shared responsibility for overall management of the fund and decision
Senior Director for Core and Growth Equity          making on securities entering and leaving the portfolios.
Years with the Adviser: 3
Industry experience: 11 years                       Mr. Eakin joined the Adviser in 2004. From 2002 to 2004, he was a
                                                    Co-Portfolio Manager of the Strong Large Company Core Fund and Large
                                                    Company Growth Fund at Strong Capital Management, Inc.

-----------------------------------------------------------------------------------------------------------------------------

NAME                                                BUSINESS EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------
Michael J. Chren, CFA                               Mr. Chren is team leader and Senior Portfolio Manager with team and
Senior Portfolio Manager and Team Leader            management responsibility for the Large Cap Value Fund.
Years with the Adviser: 4
Industry experience: 22 years                       Prior to joining the Adviser, Mr. Chren worked with INVESCO Capital
                                                    Management where he served as Partner/Senior Portfolio Manager. He  had been with INVESCO Capital Management since 2000.
------------------------------------------------------------------------------------------------------------------------------
Andrew Shipman, CFA                                 Mr. Shipman is a Portfolio Manager with shared responsibility for
Portfolio Manager                                   portfolio management of the Large Cap Value Fund.
Years with the Adviser: 1
Industry experience: 13 years                       Prior to joining the Adviser, Mr. Shipman served as an Associate
                                                    Partner/Portfolio Manager at INVESCO NAM Institutional (N.A.), Inc. since
                                                    2001.
------------------------------------------------------------------------------------------------------------------------------
Edward A. Johnson, CFA                              Mr. Johnson is a Senior Research Analyst conducting research and analysis
Senior Research Analyst                             of equity investments for the Large Cap Value Fund.
Years with the Adviser: 4
Industry experience: 10 years                       Prior to joining the Adviser, Mr. Johnson was a founding member of Volaris
                                                    Advisors, a derivatives advisory firm in New York specializing in risk and volatility management, which was acquired by Credit Suisse First Boston.
                                                    He had been with Volaris since 2000.
------------------------------------------------------------------------------------------------------------------------------
STRUCTURED EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------
Hitesh Patel, PhD                                   Mr. Patel has overall responsibility for quantitative research and
Director of Structured Equity Strategies            portfolio management.
Years with the Adviser: 2
Industry experience: 12 years                       Prior to joining the Adviser in April 2005, Mr. Patel served as Director of Quantitative Research at Harris Investment Management, Inc. ("HIM").
                                                    Mr. Patel had been with HIM since 1998.
------------------------------------------------------------------------------------------------------------------------------
Paul Kleinaitis, CFA                                Mr. Kleinaitis is responsible for portfolio management and investment
Senior Portfolio Manager                            research.
Years with the Adviser: 2
Industry experience: 20 years                       Prior to joining the Adviser in April 2005, Mr. Kleinaitis was a portfolio manager for HIM. Mr. Kleinaitis had been with HIM since 1999.
------------------------------------------------------------------------------------------------------------------------------
Rob Roquitte, CFA                                   Mr. Roquitte is responsible for portfolio management.
Senior Portfolio Manager
Years with Adviser: 2                               Prior to joining the Adviser in April 2005, Mr. Roquitte was a portfolio
Industry experience: 19 years                       manager for HIM. Mr. Roquitte had been with HIM since 1999.
------------------------------------------------------------------------------------------------------------------------------
Steven Greiner, PhD                                 Mr. Greiner is responsible for quantitative research and portfolio
Senior Quantitative Strategist                      modeling.
Years with Adviser: 2
Industry experience: 27 years                       Prior to joining the Adviser in April 2005, Mr. Greiner served as senior quantitative strategist at HIM since 2003. Prior to that, he served as
                                                    Director of Quantitative Research with Clover Capital Management. Mr.
                                                    Greiner had been with Clover Capital Management since 2000.
------------------------------------------------------------------------------------------------------------------------------
MID-VALUE EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------
Michael E. Santelli, CFA, CPA                       Mr. Santelli is responsible for management of the Mid Cap Value Fund.
Senior Director for Value Equity Investment
Years with the Adviser: 12                          Mr. Santelli has been with the Adviser since 1995.
Industry experience: 17 years
------------------------------------------------------------------------------------------------------------------------------
Alex L. Vallecillo, CFA                             Mr. Vallecillo is responsible for management of the Mid Cap Value Fund.
Senior Portfolio Manager
Years with the Adviser: 11                          Mr. Vallecillo has been with the Adviser since 1996.
Industry experience: 12 years
------------------------------------------------------------------------------------------------------------------------------


NAME                                                BUSINESS EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------
QUANTITATIVE ANALYSIS MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------
Hitesh Patel, PhD                                   Mr. Patel has overall responsibility for quantitative research and
Director of Structured Equity Strategies            portfolio management.
Years with the Adviser: 2
Industry experience: 12 years                       Prior to joining the Adviser in April 2005, Mr. Patel served as Director of Quantitative Research at HIM. Mr. Patel had been with HIM since 1998.

------------------------------------------------------------------------------------------------------------------------------
Rita Ontko                                          Ms. Ontko is responsible for analytical support of the fund models.
Quantitative Analyst
Years with the Adviser: 11                          Ms. Ontko has been with the Adviser since 1996.
Industry experience: 13 years

------------------------------------------------------------------------------------------------------------------------------
Steven Greiner, PhD                                 Mr. Greiner is responsible for quantitative research and portfolio
Senior Quantitative Strategist                      modeling.
Years with Adviser: 2
Industry experience: 27 years                       Prior to joining the Adviser in April 2005, Mr. Greiner served as senior quantitative strategist at Harris Investment Management, Inc. since 2003.
                                                    Prior to that, he served as Director of Quantitative Research with Clover
                                                    Capital Management. Mr. Greiner had been with Clover Capital Management since 2000.

------------------------------------------------------------------------------------------------------------------------------
Chen Chen                                           Ms. Chen is responsible for quantitative research, index strategy
Senior Quantitative Analyst                         research, and structured equity research.
Years with the Adviser: 2
Industry experience: 2 years                        Prior to joining the Adviser in July 2005, Ms. Chen was a full time student at the University of Illinois at Chicago pursuing a doctorate in
                                                    Business Statistics. Ms. Chen earned her doctorate in September 2005.

------------------------------------------------------------------------------------------------------------------------------
CORE EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------
Gordon A. Johnson                                   Mr. Johnson has overall responsibility for the team's investment
Senior Portfolio Manager                            operations.
Years with the Adviser: 4
Industry experience: 22 years                       Prior to Investment Counselors' merger with the Adviser on December 31,
                                                    2005, Mr. Johnson was the President and Chief Investment Officer of
                                                    Investment Counselors, the former sub-adviser to the Small Cap
                                                    Core Fund, since 1985.

------------------------------------------------------------------------------------------------------------------------------
James E. Mineman                                    Mr. Mineman is responsible for coordinating the equity research process
Senior Portfolio Manager                            for the Small Cap Core Fund.
Years with the Adviser: 4
Industry experience: 13 years                       Prior to Investment Counselors' merger with the Adviser on December 31,
                                                    2005, Mr. Mineman was the Director of Equity Research at Investment
                                                    Counselors, the former sub-adviser to the Small Cap Core Fund, since 1994.

------------------------------------------------------------------------------------------------------------------------------
Peter A. Roy                                        Mr. Roy is responsible for implementing and managing the investment
Senior Investment Analyst                           philosophy.
Years with the Adviser: 4
Industry experience: 10 years                       Prior to Investment Counselors' merger with the Adviser on December 31,
                                                    2005, Mr. Roy was a portfolio manager at Investment Counselors, the former sub-adviser to the Small Cap Core Fund, since 2003. Prior to
                                                    2003, Mr. Roy was a portfolio manager for Allegiant Trust Company.

------------------------------------------------------------------------------------------------------------------------------
Lisa A. Teter                                       Ms. Teter is responsible for portfolio management and trading for the
Senior Investment Analyst                           Small Cap Core Fund.
Years with the Adviser: 4
Industry experience: 13 years                       Prior to Investment Counselors' merger with the Adviser on December 31,
                                                    2005, Ms. Teter was a portfolio manager at Investment Counselors, the former sub-adviser to the Small Cap Core Fund, since 1994.

------------------------------------------------------------------------------------------------------------------------------




Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is described in the Statement of Additional Information.

PURCHASING, EXCHANGING
AND REDEEMING FUND SHARES

This section tells you how to purchase, exchange and redeem Class A Shares and Class C Shares of the Funds. The Funds may accept or reject any purchase order.


Class A Shares and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to invest, and whether you plan to make additional investments.


      CLASS A SHARES

      o     FRONT-END SALES CHARGE

      o CONTINGENT DEFERRED SALES CHARGE ON PURCHASES OF $1 MILLION OR MORE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)

      o     12b-1 FEES UP TO 0.10% OF NET ASSETS

      o     SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

      o     $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT


      o     DOES NOT CONVERT TO ANY OTHER SHARE CLASS


      o     $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class A Shares are for individuals, corporate investors and retirement plans.

      CLASS C SHARES

      o     NO FRONT-END SALES CHARGE

      o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)

      o     12b-1 FEES UP TO 0.75% OF NET ASSETS

      o     SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

      o     $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT

      o     DOES NOT CONVERT TO ANY OTHER SHARE CLASS

      o     $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class C Shares are for individuals, corporate investors and retirement plans.

For investors purchasing Class A or Class C shares through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" on page 48. For information on how to open an account and set up procedures for placing transactions, call 1-800-622-FUND (3863).


The Adviser and its affiliates currently make payments from their own resources to financial intermediaries that generate purchase orders. These payments are separate from any 12b-1 fees or shareholder service fees paid by the Funds to those financial intermediaries. The Adviser and its affiliates also participate in certain arrangements whereby the Adviser or its affiliates may pay from their own resources financial intermediaries for inclusion of the Funds on certain preferred sales lists or other similar programs intended to generate fund sales. In some cases, these payments may create an incentive for a financial intermediary to recommend sales of fund shares. The Adviser or its affiliates may discontinue these payments at any time. Please see the Statement of Additional Information for more information on these payments and the programs described above.


The Adviser will monitor each Fund's asset size and, subject to approval by Allegiant's Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

HOW TO PURCHASE AND EXCHANGE FUND SHARES

                         NEW ACCOUNT SET UP                                    ADDING TO AN EXISTING ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
BY MAIL                  o  Complete and sign an application. Applications     o  Provide purchase instructions with the fund
                            may be requested by calling 1-800-622-FUND            name, share class, your account number and
                            (3863) or downloaded from our website at              account registration information.
                            www.allegiantfunds.com.

                         o  Make your check payable to "Allegiant Funds        o  Make your check payable to "Allegiant Funds
                            (Fund name)." Allegiant cannot accept                 (Fund name)." Allegiant cannot accept
                            third-party checks, starter checks, credit            third-party checks, starter checks, credit
                            cards, credit card checks, cash or cash               cards, credit card checks, cash or cash
                            equivalents (i.e., cashier's check, bank              equivalents (i.e., cashier's check, bank
                            draft, money order or travelers' check).              draft, money order or travelers' check).

                         o  Mail the completed and signed account
                            application and your check to:                     o  Mail the instructions and the check to one
                                                                                  of the two mailing addresses provided.
                               Allegiant Funds
                               c/o PFPC Inc.
                               P.O. Box 9795
                               Providence, RI 02940-9795

                               OVERNIGHT DELIVERY TO:

                               Allegiant Funds
                               c/o PFPC Inc.
                               101 Sabin Street
                               Pawtucket, RI 02860-1427
------------------------------------------------------------------------------------------------------------------------------

ONLINE                   o  Visit our site and click on "Account Access."      o  You may place your purchase order on our
WWW.ALLEGIANTFUNDS.COM      Or log on to our on-line Forms Center to print        Web Site using your established banking
                            or complete an application on-line. Mail the          instructions for payment. To authorize this
                            application to the address above.                     service, please complete an Account

                                                                                  Maintenance Form or call 1-800-622-FUND
                         o  Unless you arrange to pay by wire or ACH,             (3863).
                            write your check, payable in U.S. dollars, to
                            "Allegiant Funds (Fund name)." Allegiant
                            cannot accept third-party checks, starter
                            checks, credit cards, credit card checks, cash
                            or cash equivalents (i.e., cashier's check,
                            bank draft, money order or travelers' check).
------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE WITH        o  Call Investor Services at 1-800-622-FUND           o  If you previously selected the telephone
WIRE TRANSFER               (3863) to set up an account number and to             purchases option for your account, call
                            receive a wire control number to be included          Investor Services at 1-800-622- FUND (3863)
                            in the body of the wire.                              to purchase additional shares.

                         o  Ask your bank to immediately transmit              o  If your bank account information is on
                            available funds by wire. Your bank may charge         file, you can request purchases through
                            you a wiring fee for this service.                    federal funds wire or electronic transfer
                                                                                  through the Automated Clearing House.
                         o  Wiring instructions are as follows:

                                                                              o  To add telephone purchases option to your
                               PNC Bank, N.A.                                     account, please complete an Account
                               Philadelphia, PA                                   Maintenance Form or call Investor Services.
                               ABA # 031000053
                               DDA# 8611711342
                               For credit to the Allegiant Funds
                               Further credit (your name and fund account
                               number)
                               Confirmation or order number (if
                               applicable)


                         o Complete and sign the account application and mail to:

                               Allegiant Funds
                               c/o PFPC Inc.
                               P.O. Box 9795
                               Providence, RI 02940-9795

                               OVERNIGHT DELIVERY TO:

                               Allegiant Funds
                               c/o PFPC Inc.
                               101 Sabin Street
                               Pawtucket, RI 02860-1427

                         NEW ACCOUNT SET UP                                    ADDING TO AN EXISTING ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE WITH ACH    o  Call Investor Services at 1-800-622-FUND           o  If you previously selected the telephone
                            (3863) to set up an account and obtain an             purchases option for your account, call
                            account number.                                       Investor Services at 1-800-622-FUND (3863)
                                                                                  to purchase additional shares.
                         o  Ask your bank to immediately transmit
                            available funds.                                   o  If your bank account information is on file,
                                                                                  you can request purchases through federal
                         o  Complete and sign the account application             funds wire or electronic transfer through
                            and mail to:                                          the Automated Clearing House.


                               Allegiant Funds                                 o  To add telephone purchases option to your
                               c/o PFPC Inc.                                      account, please complete an Account
                               P.O. Box 9795                                      Maintenance Form or call Investor Services.
                               Providence, RI 02940-9795


                               OVERNIGHT DELIVERY TO:

                               Allegiant Funds
                               c/o PFPC Inc.
                               101 Sabin Street
                               Pawtucket, RI 02860-1427
------------------------------------------------------------------------------------------------------------------------------

PLANNED INVESTMENT       o  With a $50 minimum initial investment, you         o  With current bank account information on
PROGRAM                     may purchase Class A or Class C Shares                your account, participation in the program
(SYSTEMATIC INVESTING)      automatically through regular deductions              can be arranged via the Internet or by
                            from your regular checking or savings bank            calling 1-800-622-FUND (3863).
                            account in amounts of at least $50 per month
                            per account.                                       o  For existing accounts, without bank account
                                                                                  information, participation can be arranged
                         o  You may arrange for participation in this             by completing an Account Maintenance Form
                            program when a new account is established.            with banking information. This form must
                                                                                  include a signature guarantee by a bank or
                                                                                  other financial institution.

------------------------------------------------------------------------------------------------------------------------------
BY EXCHANGE              o  You may exchange your shares of a Fund for         o  If you previously selected the telephone
                            the same class of shares of another                   exchange option for your account, call our
                            Allegiant Fund.                                       Investor Services at 1-800-622-FUND (3863)
                                                                                  to exchange your shares.

                         o  Call with your account name, number, and
                            amount of exchange into an existing account        o  To authorize exchanges to your account,
                            (minimum amount is $500).                             please complete an Account Maintenance Form
                                                                                  or call Investor Services.
                         o  You may exchange your shares on any Business
                            Day. The deadline for submitting same day
                            exchange orders to Allegiant's transfer
                            agent is 4:00 p.m. Eastern time.
------------------------------------------------------------------------------------------------------------------------------
SYSTEMATIC EXCHANGE      o  You may exchange shares of an Allegiant Fund for any other Allegiant Fund of the same
PROGRAM                     class automatically, at periodic intervals. If you would like to enter a program concerning Class C Shares, you must exchange them within either six or twelve months from the date of purchase. The minimum exchange amount is $50.

                         o  Because purchases of Class A Shares of Funds may be subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Class A Shares in connection with this program.

                         o  You may arrange for participation in this program via the Internet at www.allegiantfunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY   o  Contact your financial consultant, financial intermediary or institution to transact initial purchases or additional purchases of shares of Allegiant Funds. Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Allegiant on time.


                         o  Allegiant may authorize certain financial intermediaries to receive, on behalf of
                            Allegiant, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to receive such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is received by the financial intermediary on a business day, and the order will be priced at the Fund's net asset value ("NAV") per share next determined after such receipt by the financial intermediary, adjusted for any applicable sales charge.

                         o  Your financial consultant, financial intermediary or institution may set different minimum initial and additional investment requirements and may charge a fee for its services.
 ------------------------------------------------------------------------------------------------------------------------------

NOTE: IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM YOUR DATE OF PURCHASE).


WHEN YOU EXCHANGE SHARES, YOU ARE REALLY SELLING YOUR SHARES, WHICH MAY SUBJECT YOU TO TAX, AND BUYING OTHER FUND SHARES. YOUR SALE PRICE AND PURCHASE PRICE WILL BE BASED ON THE NAVS NEXT CALCULATED AFTER A FUND RECEIVES YOUR EXCHANGE REQUEST.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, a Fund generally values its investment portfolio at market price. Certain short-term obligations with maturities of 60 days or less that are used to manage a Fund's cash are valued on the basis of amortized cost. Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of the Funds.


If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices will be determined in good faith by the Fund accountant and Adviser using methods approved by the Board of Trustees. A Fund will use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. A Fund will also use fair value pricing for domestic securities when a significant event (e.g., there is a "thin" market in the security or the security has not been traded for an extended period of time) impacts the value of such securities. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

Investments by any Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.


Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a Fund's net asset value on the business day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments. Expenses common to all the Funds in the Trust are allocated among the Funds on the basis of average net assets. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

GENERAL INFORMATION REGARDING PURCHASES

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Allegiant may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders. The Fund seeks to make these decisions to the best of its abilities in a manner that it believes is consistent with shareholder interests. The Fund may reject, cancel or revoke the purchase on the following Business Day, or as soon thereafter as possible.

The price per share (the offering price) will be the NAV next determined after a Fund or an authorized intermediary receives your purchase order in proper form plus, in the case of Class A Shares, the applicable front-end sales charge. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.


Certain shareholders may also purchase shares of the Allegiant Advantage Institutional Money Market Fund ("Advantage Fund," and together with the Funds, the "Fund Complex"), an investment portfolio of another registered investment company for whom the Adviser provides investment advisory services. The Advantage Fund's minimum initial investment is $5 million. There is no minimum subsequent investment. The Advantage Fund, at its discretion, may reduce the minimum initial investment for specific shareholders whose aggregate relationship with the Fund Complex is substantially equivalent to the $5 million minimum and warrants this reduction. The minimum initial investment also may be waived if the investor has, in the opinion of the Advantage Fund, adequate interest and availability of assets to reach a future level of investment of $5 million in the Fund Complex. Please see an Advantage Fund prospectus for more information.

GENERAL INFORMATION REGARDING EXCHANGES

You may exchange your shares of a Fund for the same class of shares of another Allegiant Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Allegiant's transfer agent is 4:00 p.m. Eastern time.

o     CLASS A SHARES


      You may exchange Class A Shares of any Allegiant Fund for Class A Shares of any other Allegiant Fund. If you exchange shares that you purchased without a sales charge into an Allegiant Fund with a sales charge, that exchange is subject to the sales charge applicable to the new Fund. If you exchange shares into an Allegiant Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.


o     CLASS C SHARES

      You may exchange Class C Shares of any Allegiant Fund for Class C Shares of any other Allegiant Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

SALES CHARGES

FRONT-END SALES CHARGES - CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales load. The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment and your investment selection:

INTERNATIONAL EQUITY, LARGE CAP CORE EQUITY, LARGE CAP GROWTH, LARGE CAP VALUE, MID CAP VALUE, MULTI-FACTOR MID CAP GROWTH, MULTI-FACTOR SMALL CAP CORE, MULTI-FACTOR SMALL CAP FOCUSED VALUE, MULTI-FACTOR SMALL CAP GROWTH, MULTI-FACTOR SMALL CAP VALUE, SMALL CAP CORE, AND SMALL CAP GROWTH FUNDS

--------------------------------------------------------------------------------
                                                                  DEALERS'
                           SALES CHARGE AS   AS A % OF NET       REALLOWANCE
IF YOUR                    A % OF OFFERING       AMOUNT      AS A % OF OFFERING
INVESTMENT IS:             PRICE PER SHARE      INVESTED       PRICE PER SHARE
--------------------------------------------------------------------------------
Less than $25,000                5.50             5.82              5.00
--------------------------------------------------------------------------------
$25,000 but less
   than $50,000                  5.25             5.54              4.75
--------------------------------------------------------------------------------
$50,000 but less
   than $100,000                 4.75             4.99              4.25
--------------------------------------------------------------------------------
$100,000 but less
   than $250,000                 3.75             3.90              3.25
--------------------------------------------------------------------------------
$250,000 but less
   than $500,000                 3.00             3.09              2.50
--------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000               2.00             2.04              1.50
--------------------------------------------------------------------------------
$1,000,000 or more*                --               --                --
--------------------------------------------------------------------------------


BALANCED ALLOCATION FUND


--------------------------------------------------------------------------------
                                                                  DEALERS'
                           SALES CHARGE AS   AS A % OF NET       REALLOWANCE
IF YOUR                    A % OF OFFERING       AMOUNT      AS A % OF OFFERING
INVESTMENT IS:             PRICE PER SHARE      INVESTED       PRICE PER SHARE
--------------------------------------------------------------------------------
Less than $50,000                4.75             4.99              4.25
--------------------------------------------------------------------------------
$50,000 but less
   than $100,000                 4.00             4.17              3.50
--------------------------------------------------------------------------------
$100,000 but less
   than $250,000                 3.75             3.90              3.25
--------------------------------------------------------------------------------
$250,000 but less
   than $500,000                 2.50             2.56              2.00
--------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000               2.00             2.04              1.50
--------------------------------------------------------------------------------

$1,000,000 or more*                --               --                --
--------------------------------------------------------------------------------

S&P 500 INDEX FUND

--------------------------------------------------------------------------------
                                                                  DEALERS'
                           SALES CHARGE AS   AS A % OF NET       REALLOWANCE
IF YOUR                    A % OF OFFERING       AMOUNT      AS A % OF OFFERING
INVESTMENT IS:             PRICE PER SHARE      INVESTED       PRICE PER SHARE
--------------------------------------------------------------------------------
Less than $100,000               2.50             2.56              2.00
--------------------------------------------------------------------------------
$100,000 but less
   than $250,000                 2.00             2.04              1.50
--------------------------------------------------------------------------------
$250,000 but less
   than $500,000                 1.50             1.52              1.00
--------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000               1.00             1.01              0.50
--------------------------------------------------------------------------------

$1,000,000 or more*                --               --                --
--------------------------------------------------------------------------------

* There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more and in such cases, the Underwriter, Adviser, or one of their affiliates, will make a payment to the selected dealer in an amount not to exceed 1.00% of the amount invested. If you redeem the shares within 18 months after the purchase date, a contingent deferred sales charge (0.50% in case of the S&P 500 Index Fund and 1.00% for all other Equity Funds) will be assessed against your account.


REDUCED SALES CHARGES - CLASS A SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. For purposes of this calculation, and due to the fact that Class B Shares are no longer being offered, you may include the value of any Class B Shares that you own. Allegiant will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for:

(i)   your account;

(ii)  your spouse's account;

(iii) a joint account with your spouse; or

(iv)  your minor children's trust or custodial accounts.

A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. Allegiant will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK US FOR THE REDUCTION AT THE TIME OF PURCHASE. You must provide Allegiant with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). Accounts to be aggregated include investment accounts held at different broker-dealers and retirement accounts. Allegiant may amend or terminate this right of accumulation at any time.

COMBINED PURCHASES. You may qualify for a reduced sales charge if you are purchasing shares of the Funds. When calculating the appropriate sales charge rate, Allegiant will combine same day purchases of Class A Shares of the Funds (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21), in investment accounts held at different broker-dealers and retirement accounts. This combination also applies to Class A Shares that you purchase with a Letter of Intent, as described below. YOU MUST NOTIFY ALLEGIANT OF THE PURCHASES THAT QUALIFY FOR THIS DISCOUNT AT THE TIME OF PURCHASE. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the Fund or your financial intermediary of the existence of other accounts which you have with an intermediary in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be asked to provide information or records, including account statements, regarding shares of Allegiant Funds held in:

o     all of your accounts at Allegiant or a financial intermediary;

o     any of your accounts at another financial intermediary; and

o accounts of parties related to you, such as your spouse or minor children (under age 21), at any financial intermediary.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. Allegiant will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send Allegiant a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

The Letter authorizes Allegiant to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period or you redeem the entire amount within one year from the date on which the total intended purchase was completed, Allegiant's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

For more information on reduced sales charges, please visit Allegiant's website at www.allegiantfunds.com or consult your broker or financial intermediary. The website includes information on sales charges, free of charge and in a clear and prominent format (click on "Funds," click on "Sales Charges and Breakpoints," and then click on "Allegiant Funds Sales Charges," "click here" or "prospectus").

WAIVER OF FRONT-END SALES CHARGE - CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:

o by Trustees and officers of Allegiant and their immediate families (spouse, parents, siblings, children and grandchildren);

o by directors and retired directors of National City Corporation (NCC) or any of its affiliates and their immediate families, employees and retired employees of NCC or any of its affiliates and their immediate families and participants in employee benefit/retirement plans of NCC or any of its affiliates;

o by officers, directors, employees and retirees of the Sub-Adviser, co-administrators, transfer agent, distributor and custodian and members of their immediate families;

o by direct transfer or rollover from a qualified plan for which affiliates of NCC serve as trustee or agent (or certain institutions having relationships with affiliates of NCC);

o by investors purchasing through payroll deduction or investors investing through "one stop" networks;

o by orders placed by qualified broker-dealers, investment advisers or financial planners who charge a management fee for their services and place trades for their own account or accounts of clients; and

o through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Charles Schwab Mutual Fund Marketplace(TM). Check with your broker-dealer to see if you qualify for this exemption.

REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of any Fund at NAV without the normal front-end sales charge, up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without paying another front-end sales charge. To exercise this privilege, Allegiant must receive your purchase order within 180 days of your redemption. IN ADDITION, YOU MUST NOTIFY ALLEGIANT WHEN YOU SEND IN YOUR PURCHASE ORDER THAT YOU ARE REPURCHASING SHARES AND WOULD LIKE TO EXERCISE THIS OPTION.

CONTINGENT DEFERRED SALES CHARGES


If you redeem your Class A Shares purchased in the amount of $1,000,000 or more, without a sales charge, within 18 months after your purchase, you will pay a contingent deferred sales charge of 0.50% in case of the S&P 500 Index Fund and 1.00% for all other Equity Funds.

You do not pay a sales charge when you purchase Class C Shares. The offering price of Class C Shares is simply the next calculated NAV. If you redeem your Class C Shares within 18 months after your purchase, you will pay a contingent deferred sales charge of 1.00% on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request.

The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges for the same Class of Shares of another Allegiant Fund.


When an investor redeems shares, they are redeemed first from those shares that are not subject to the contingent deferred sales charge (i.e., shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the shares that have been held the longest.

The contingent deferred sales charge will be waived if you redeem your Class C Shares for the following reasons:

o     redemptions following the death or disability of a shareholder;

o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

o     redemptions by a settlor of a living trust;

o redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

o     return of excess contributions;

o redemptions following the death or disability of both shareholders in the case of joint accounts;


o     exchange of Class C Shares for Class C Shares of another Allegiant Fund;


o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

o exchange of Class C Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

o redemptions by participants in a qualified plan who transfer funds from an Allegiant Fund to a non-Allegiant Fund available through the plan.

GENERAL INFORMATION ABOUT SALES CHARGES


Your securities dealer is paid a commission when you buy Class A Shares or Class C Shares. When you buy Class A Shares, your securities dealer is also paid a servicing fee immediately and as long as you hold your shares. On purchases of Class A Shares of $1,000,000 or more, a payment will be made to the selected dealer in an amount not to exceed 1.00% of the amount invested. When you buy Class C Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.


From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

HOW TO REDEEM YOUR FUND SHARES


Shareholders may redeem shares by following the procedures described below.

--------------------------------------------------------------------------------
ONLINE                    The minimum amount for Internet redemptions is $100.
WWW.ALLEGIANTFUNDS.COM    You may arrange for participation in a Systematic
                          Withdrawal Plan (see below for more information). To
                          authorize this service, please complete an Account
                          Maintenance Form or call 1-800-622-FUND (3863).
--------------------------------------------------------------------------------
BY TELEPHONE              Call with your account name, number, and amount of
1-800-622-FUND (3863)     redemption (minimum amount is $100). Redemptions will
                          be sent to the shareholder's address or bank account
                          on record.
--------------------------------------------------------------------------------
SYSTEMATIC                If you have at least $1,000 in your account, you may
WITHDRAWAL PLAN           use the Systematic Withdrawal Plan. Under the plan you
                          may arrange periodic automatic withdrawals of at least
                          $100 from any Fund. There will be no deferred sales
                          charge on systematic withdrawals made on Class C
                          Shares, as long as the amounts withdrawn do not exceed
                          10% annually of the account balance. The proceeds of
                          each withdrawal will be mailed to you by check or via
                          electronic transfer to your bank checking or savings
                          account. Participation in this program can be arranged
                          when completing an account application or an Account
                          Maintenance Form, via the Internet, or calling
                          1-800-622-FUND (3863).
--------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY    Contact your financial consultant, financial
                          intermediary or institution to redeem your shares.
                          Your financial consultant, financial intermediary or
                          institution may charge a fee for its services, in
                          addition to the fees charged by the Fund.
--------------------------------------------------------------------------------


SIGNATURE GUARANTEE


The use of a signature guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities and is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors. These include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the signature guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a Medallion Signature Guarantee, nor can we accept a comparison signature guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.


RECEIVING YOUR MONEY


If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to redeem $100,000 or more of your shares, please notify Allegiant in writing and include a Medallion Signature Guarantee from a bank or other financial institution (see "Signature Guarantee" above).

Redemption requests received in good order by Allegiant will be processed at the next NAV determined, less any applicable deferred sales charge, after the Fund receives your request. Good order means that your request includes complete information. See "Contingent Deferred Sales Charges" for information concerning the application of contingent deferred sales charges.


Normally, we will send your redemption proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Allegiant does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 30 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. Redemption proceeds may be paid all or in part in liquid securities (redemption in kind) with a market value equal to the redemption price rather than cash when the Fund determines that it is in the best interests of the Fund and its shareholders. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. Shareholders remain responsible for any loss in their accounts or any applicable taxes until their shares are redeemed.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to redeem your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO REDEEM YOUR SHARES

Allegiant may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)   the NYSE is closed for other than customary weekend and holiday closings;

(c)   the SEC has by order permitted the Fund's suspension; or

(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by Allegiant of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Allegiant to determine the fair market value of its net assets.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, exchanging and redeeming Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Allegiant has certain safeguards and procedures to confirm the authenticity of instructions, Allegiant is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Allegiant over the telephone or via the Internet, you will generally bear the risk of any loss, provided Allegiant has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Allegiant to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Allegiant. To the extent permitted by applicable law, Allegiant reserves the right to place limits on transactions in your account until your identity is verified.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS

Allegiant's Board of Trustees has adopted policies and procedures that impose limits on purchases, exchanges and redemptions to discourage excessive short-term (market timing) trading by shareholders. These restrictions apply uniformly, except in the circumstances set forth below with respect to the redemption fee. Under the policies and procedures, a Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.


There is no guarantee that Allegiant or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of Allegiant and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of Allegiant's market timing policies. If a shareholder continues market timing activities after being notified, the account will be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

o     Reject a purchase or exchange order

o Delay payment of immediate cash redemption proceeds for up to seven calendar days

o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

o     Limit the amount of any exchange


Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.


REDEMPTION FEE


The Allegiant International Equity Fund charges a redemption fee of 2.00% on proceeds from Class A and Class C Shares redeemed or exchanged within 60 days following their acquisition (either by purchase or exchange).

Effective October 1, 2007, the Allegiant Funds have eliminated the redemption fee from the following funds:



Allegiant Multi-Factor Small Cap Core Fund
Allegiant Multi-Factor Small Cap Focused Value Fund
Allegiant Multi-Factor Small Cap Growth Fund
Allegiant Multi-Factor Small Cap Value Fund
Allegiant Small Cap Core Fund
Allegiant Small Cap Growth Fund


There will be no redemption fee on shares purchased on or after October 1, 2007. If you purchased shares prior to October 1, 2007, those shares remain eligible for the redemption fee should you redeem within 60 days of the purchase date.


These Funds also charge a redemption fee of 2.00% on proceeds from Class C Shares redeemed or exchanged within 60 days following their acquisition (either by purchase or exchange).


The redemption fee will be calculated as a percentage of the net asset value of total redemption proceeds. Those shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fee will be paid directly to the International Equity Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the International Equity Fund.

This redemption fee is not intended to accommodate short-term trading and Allegiant will monitor the assessment of redemption fees against your account. The International Equity Fund will act in accordance with its trading limits policy as outlined in the "Purchasing, Exchanging and Redeeming Fund Shares" section of this prospectus pertaining to suspected short-term trading.


The 2.00% redemption fee will not be charged on the following transactions:

1. Redemptions on shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code and nonqualified plans), unless the plan has the systematic capability of assessing the redemption fee at the participant or individual account level;

2. Redemptions requested within 30 days following the death or post-purchase disability of the shareholder;


3. Redemptions initiated by the Fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of the Fund);

4. Shares acquired through the reinvestment of distributions (dividends and capital gains);

5. Redemptions in omnibus accounts - including those of affiliates of the Adviser - where redemptions cannot be tracked to the individual shareholder; and


6. Redemptions in connection with periodic portfolio rebalancing of certain wrap accounts or automatic rebalancing arrangements.

DISTRIBUTION AND SHAREHOLDER SERVICE PLANS

Each Fund has adopted separate distribution plans with respect to Class A Shares and Class C Shares, pursuant to Rule 12b-1 under the 1940 Act, that allow each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.


Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class A Shares. However, actual distribution fees for Class A Shares are expected to be no more than: (i) 0.005% with respect to the S&P 500 Index Fund; (ii) 0.02% with respect to the Balanced Allocation, Multi-Factor Mid Cap Growth, Multi-Factor Small Cap Core and Small Cap Growth Funds; (iii) 0.01% with respect to the Multi-Factor Small Cap Focused Value and Multi-Factor Small Cap Growth Funds; and (iv) 0.03% with respect to every other Equity Fund.

Distribution fees for Class C Shares, as a percentage of average daily net assets, are 0.75% for each Fund.


Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A Shares and Class C Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A Shares and Class C Shares for these shareholder services.


The Funds' underwriter may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the underwriter from any sales charge it receives or from any other source available to it. Under any such program, the underwriter may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS


Dividends from net investment income are declared and paid as follows:

FUND NAME


Balanced Allocation                                               Quarterly

-------------------------------------------------------------------------------
International Equity                                               Annually
-------------------------------------------------------------------------------
Large Cap Core Equity                                             Quarterly
-------------------------------------------------------------------------------
Large Cap Growth                                                   Annually
-------------------------------------------------------------------------------
Large Cap Value                                                   Quarterly
-------------------------------------------------------------------------------
Mid Cap Value                                                      Annually
-------------------------------------------------------------------------------
Multi-Factor Mid Cap Growth                                        Annually
-------------------------------------------------------------------------------
Multi-Factor Small Cap Core                                        Annually
-------------------------------------------------------------------------------
Multi-Factor Small Cap Focused Value                               Annually
-------------------------------------------------------------------------------
Multi-Factor Small Cap Growth                                      Annually
-------------------------------------------------------------------------------
Multi-Factor Small Cap Value                                       Annually
-------------------------------------------------------------------------------
S&P 500 Index                                                     Quarterly
-------------------------------------------------------------------------------
Small Cap Core                                                     Annually
-------------------------------------------------------------------------------
Small Cap Growth                                                   Annually
-------------------------------------------------------------------------------


Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution. You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.allegiantfunds.com, or by notifying Allegiant in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day if done through the Internet or after Allegiant receives your written notice.


The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FUND DISTRIBUTIONS

Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Except as discussed below, you will be subject to federal income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.

Fund distributions attributable to dividends received from certain U.S. and foreign corporations ("qualifying dividends") will also generally be taxed at the long-term capital gain rate of 15%, as long as certain other requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. The amount of a Fund's distributions that qualify for this favorable tax treatment will be reduced as a result of the Fund's securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or "non-qualified" foreign corporations. For these lower rates to apply to Fund distributions, you must have owned your Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund's ex-dividend date.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid on December 31.

A percentage of the Funds' dividends paid to corporate shareholders may be eligible for the dividends-received deduction. This percentage may, however, be reduced as a result of a Fund's securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. No substantial portion of the distributions from the International Equity Fund will be eligible for the dividends-received deduction.

You will be notified annually of the tax status of distributions paid to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

REDEMPTIONS OR EXCHANGES

You will generally recognize taxable gain or loss for federal income tax purposes on a sale or exchange of your shares in any Fund, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

IRAS AND OTHER TAX-QUALIFIED PLANS

One major exception to the foregoing tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

FOREIGN TAXES INCURRED BY THE ALLEGIANT INTERNATIONAL EQUITY FUND

It is expected that the Allegiant International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Allegiant International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

BACKUP WITHHOLDING


A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current withholding rate is 28%.

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS


Nonresident aliens, foreign corporations and other foreign investors in the Funds will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains, and, for distributions attributable to the Funds' current taxable year ending on May 31, 2008, net short-term capital gains, of the Fund. Tax may apply to such capital gain distributions, however, if the recipient's investment in a Fund is connected to a trade or business of the recipient in the United States or if the recipient is present in the United States for 183 days or more in a year and certain other conditions are met.

In subsequent taxable years, the exemption of foreign investors from U.S. federal income tax on Fund distributions attributable to U.S.-source interest income and short-term capital gains will be unavailable, but distributions attributable to long-term capital gains will continue to be exempt.

Fund distributions attributable to other categories of Fund income, such as dividends from portfolio companies, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder's country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits. Also, for the Funds' current taxable year ending on May 31, 2008, Fund distributions attributable to U.S.-source interest income of the Fund will be exempt from U.S. federal income tax.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.



STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

SUNSET OF TAX PROVISIONS

Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2010.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                   APPENDIX A

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES


This section provides additional information about the principal investment strategies used by the Funds and the related risks. The Funds' Statement of Additional Information contains more information about the particular types of securities in which the Funds invest.

Each Fund publishes on the Funds' website (www.allegiantfunds.com) its complete portfolio holdings as of the end of each fiscal quarter. Such publication is subject to a fifteen calendar day lag between the date of the information and the date on which the information is disclosed. In addition, each Fund (excluding the Allegiant Small Cap Core, Small Cap Growth, Multi-Factor Small Cap Value, Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth and Multi-Factor Small Cap Focused Value Funds) publishes on the Funds' website portfolio holdings information as of each month-end. Such publication is subject to a fifteen business day lag between the date of the information and the date on which the information is disclosed. This information will be available on the Funds' website until the date on which a Fund files its next portfolio holdings report with the SEC on Form N-CSR or Form N-Q. For more information on the Funds' policies and procedures with respect to the disclosure of portfolio securities, see the Funds' Statement of Additional Information which is available on the Funds' website www.allegiantfunds.com. The following chart indicates the specific types of investments in which each Fund primarily invests.


------------------------------------------------------------------------------------------------------------------------------------
                                                        Emerging                   Initial                   Exchange-       Fixed
                                                        Countries      Equity      Public      Convertible    Traded        Income
                                                       Securities    Securities   Offerings    Securities      Funds      Securities
------------------------------------------------------------------------------------------------------------------------------------

Allegiant Balanced Allocation Fund                                       X                         X             X            X

------------------------------------------------------------------------------------------------------------------------------------
Allegiant International Equity Fund                        X             X                                       X
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Large Cap Core Equity Fund                                     X                                       X
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Large Cap Growth Fund                                          X                                       X
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Large Cap Value Fund                                           X                                       X
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Mid Cap Value Fund                                             X                                       X
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Multi-Factor Mid Cap Growth Fund                               X            X                          X
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Multi-Factor Small Cap Core Fund                               X
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Multi-Factor Small Cap Focused Value Fund                      X
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Multi-Factor Small Cap Growth Fund                             X            X
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Multi-Factor Small Cap Value Fund                              X                                       X
------------------------------------------------------------------------------------------------------------------------------------
Allegiant S&P 500 Index Fund                                             X                                       X
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Small Cap Core Fund                                            X                                       X
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Small Cap Growth Fund                                          X            X                          X
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
                                                                                   Mortgage-
                                                       Government   Asset-Backed     Backed      Foreign      Derivative
                                                       Securities    Securities    Securities   Securities   Instruments
------------------------------------------------------------------------------------------------------------------------
Allegiant Balanced Allocation Fund                         X             X             X            X            X
------------------------------------------------------------------------------------------------------------------------
Allegiant International Equity Fund                                                                 X            X
------------------------------------------------------------------------------------------------------------------------
Allegiant Large Cap Core Equity Fund
------------------------------------------------------------------------------------------------------------------------
Allegiant Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------
Allegiant Large Cap Value Fund
------------------------------------------------------------------------------------------------------------------------
Allegiant Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------
Allegiant Multi-Factor Mid Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------
Allegiant Multi-Factor Small Cap Core Fund
------------------------------------------------------------------------------------------------------------------------
Allegiant Multi-Factor Small Cap Focused Value Fund
------------------------------------------------------------------------------------------------------------------------
Allegiant Multi-Factor Small Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------
Allegiant Multi-Factor Small Cap Value Fund
------------------------------------------------------------------------------------------------------------------------
Allegiant S&P 500 Index Fund                                                                                     X
------------------------------------------------------------------------------------------------------------------------
Allegiant Small Cap Core Fund
------------------------------------------------------------------------------------------------------------------------
Allegiant Small Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------

EMERGING COUNTRIES SECURITIES

The securities markets of Asian, Latin, Central and South American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.

EQUITY SECURITIES

Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

INITIAL PUBLIC OFFERINGS

An IPO is a company's first offering of stock to the public. IPOs involve the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Because the availability of securities listed in an IPO is normally limited, the Adviser may face conflicts of interest in allocating investment opportunities among the Fund and other accounts managed by the Adviser. The Adviser's IPO allocation decisions may be more or less advantageous to the Fund.

CONVERTIBLE SECURITIES

Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

EXCHANGE-TRADED FUNDS

Exchange-traded funds ("ETFs") own stocks included in a particular index and changes in the market price of ETFs (before deducting the ETFs' expenses) are generally expected to track the movement of the associated index relatively closely. However, the price movement of ETFs may not perfectly parallel the price action of the associated indices. To the extent a Fund invests in ETFs, shareholders of the Fund may be subject to duplicative management fees and other expenses. ETFs include iShares(SM), Standard & Poor's Depositary Receipts(TM) ("SPDRs"), S&P Sector SPDRs, DIAMONDS, and other security baskets. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values ("NAVs") of their underlying indices and supply and demand of iShares on an exchange. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500(R) Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. The Investment Company Act of 1940, as amended, limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with Securities and Exchange Commission exemptive relief granted to such ETFs.

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES

Government securities are securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities may also include Treasury inflation-protected securities which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.

ASSET-BACKED SECURITIES

Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations;

o A Fund may incur substantial costs in connection with conversions between various currencies;

o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position; and

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Investments in foreign securities may take the form of sponsored or unsponsored ADRs. ADRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs are traded in the United States. Prices of ADRs are quoted in U.S. dollars.

DERIVATIVE INSTRUMENTS

The Fund may invest in derivative instruments, such as options, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments.


MORE INFORMATION ABOUT FUND INVESTMENTS

Additional investment policies are described in this section.


Each Fund also may invest in other securities, use other strategies and engage in other investment practices.


See the Statement of Additional Information for more detail on the investments and strategies used by the Funds.

TEMPORARY INVESTMENTS

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

DERIVATIVES AND FUTURES CONTRACTS

In fulfilling the 80% investment requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. These instruments may carry greater risk than other types of securities in which the Funds invest. For more information on derivatives and futures contracts and their related risks see the Statement of Additional Information.

SECURITIES LENDING


Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, a Fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.


ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that a Fund may not be able to sell in the ordinary course of business. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by a Fund without limit.

REPURCHASE AGREEMENTS

Repurchase agreements represent short-term (normally overnight) loans by a Fund to commercial banks or large securities dealers. Repurchase agreements can carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Fund may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Fund and order that the securities be used to pay off the seller's debts. The Funds' advisers believe that these risks can be controlled through careful security selection and monitoring.

FOREIGN SECURITIES

Each Equity Fund may invest in foreign securities. The International Equity Fund invests in foreign securities as part of its principal investment strategy. The S&P 500 Index Fund will only invest in foreign securities if they are included in the S&P 500(R) Index. Each other Equity Fund may invest in foreign securities, but these Funds do not use such investments as part of their principal investment strategies.

CASH MANAGEMENT

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by the Trust and the Allegiant Advantage Fund, a separate investment company affiliated with the Trust.

                                   APPENDIX B

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class A Shares and Class C Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.


The financial highlights have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2007 and are incorporated by reference into the Statement of Additional Information.


You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED


          NET ASSET                       REALIZED AND    DIVIDENDS    DISTRIBUTIONS
            VALUE,           NET           UNREALIZED      FROM NET      FROM NET       NET ASSET
          BEGINNING      INVESTMENT        GAIN (LOSS)    INVESTMENT     REALIZED      VALUE, END    TOTAL
           OF YEAR    INCOME/(LOSS)(1)   ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
-----------------------------------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
-----------------------------------------------------------------------------------------------------------
CLASS A
2007       $ 10.64         $ 0.20            $ 1.52        $ (0.18)       $ (0.30)       $ 11.88     16.47%
2006          9.96           0.14              0.69          (0.15)            --          10.64      8.35
2005          9.36           0.12              0.60          (0.12)            --           9.96      7.74
2004          8.45           0.08              0.90          (0.07)            --           9.36     11.67
2003          9.02           0.11             (0.55)         (0.13)            --           8.45     (4.80)

CLASS C
2007       $ 10.59         $ 0.12            $ 1.51        $ (0.11)       $ (0.30)       $ 11.81     15.60%
2006          9.91           0.07              0.68          (0.07)            --          10.59      7.60
2005          9.33           0.04              0.60          (0.06)            --           9.91      6.85
2004          8.43           0.03              0.88          (0.01)            --           9.33     10.83
2003          9.00           0.05             (0.55)         (0.07)            --           8.43     (5.49)
-----------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------
CLASS A
2007*      $ 14.10         $ 0.11            $ 3.72        $    --**      $    --        $ 17.93     27.17%
2006*        11.03           0.11              3.21          (0.25)            --          14.10     30.39
2005         10.09           0.13              0.95          (0.14)            --          11.03     10.62
2004          7.97           0.07              2.17          (0.12)            --          10.09     28.19
2003          9.68           0.10             (1.79)         (0.02)            --           7.97    (17.49)

CLASS C
2007*      $ 13.69         $ 0.02            $ 3.59        $    --        $    --        $ 17.30     26.37%
2006*        10.68           0.01              3.12          (0.12)            --          13.69     29.43
2005          9.78           0.05              0.93          (0.08)            --          10.68     10.01
2004          7.77             --              2.12          (0.11)            --           9.78     27.27
2003          9.46           0.01             (1.70)            --             --           7.77    (17.87)
-----------------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
-----------------------------------------------------------------------------------------------------------
CLASS A
2007       $ 12.26         $ 0.09            $ 1.77        $ (0.03)       $ (0.76)       $ 13.33     15.62%
2006         11.41           0.02              1.10          (0.02)         (0.25)         12.26      9.81
2005         10.81           0.05              0.77          (0.06)         (0.16)         11.41      7.53
2004          9.49           0.06              1.33          (0.07)            --          10.81     14.62
2003         10.77           0.08             (1.29)         (0.07)            --           9.49    (11.22)

CLASS C
2007       $ 11.77         $   --**          $ 1.69        $    --        $ (0.76)       $ 12.70     14.78%
2006         11.02          (0.06)             1.06             --          (0.25)         11.77      9.11
2005         10.49          (0.03)             0.75          (0.03)         (0.16)         11.02      6.82
2004          9.23          (0.02)             1.29          (0.01)            --          10.49     13.63
2003         10.48           0.01             (1.25)         (0.01)            --           9.23    (11.68)

                                                       RATIO           RATIO OF NET
                                    RATIO OF NET    OF EXPENSES     INVESTMENT INCOME/
                        RATIO OF     INVESTMENT     TO AVERAGE       (LOSS) TO AVERAGE
          NET ASSETS    EXPENSES    INCOME/(LOSS)   NET ASSETS          NET ASSETS       PORTFOLIO
            END OF     TO AVERAGE    TO AVERAGE     (BEFORE FEE         (BEFORE FEE       TURNOVER
          YEAR (000)   NET ASSETS    NET ASSETS       WAIVERS)           WAIVERS)           RATE
---------------------------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
---------------------------------------------------------------------------------------------------
CLASS A
2007       $ 17,125       1.22%         1.81%          1.22%               1.81%          148%(2)
2006         14,323       1.29          1.38           1.29                1.38           223(2)
2005         17,859       1.31          1.24           1.31                1.24           201(2)
2004         16,900       1.23          0.90           1.23                0.90           230(2)
2003         16,515       1.34          1.38           1.34                1.38           171(2)

CLASS C
2007       $  2,236       1.95%         1.08%          1.95%               1.08%          148%(2)
2006          1,246       1.99          0.68           1.99                0.68           223(2)
2005          1,685       2.01          0.54           2.01                0.54           201(2)
2004          1,754       1.93          0.20           1.93                0.20           230(2)
2003            680       2.05          0.67           2.05                0.67           171(2)
---------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------------
CLASS A
2007*      $ 19,630       1.47%         0.70%          1.62%               0.55%           37%
2006*        14,083       1.59          0.88           1.74                0.73           123
2005         11,333       1.61          1.02           1.71                0.92           225
2004         11,693       1.66          0.49           1.66                0.49           117
2003         32,345       1.63          0.81           1.63                0.81            90

CLASS C
2007*      $  1,164       2.19%        (0.02)%         2.34%              (0.17)%          37%
2006*         1,001       2.27          0.20           2.42                0.05           123
2005          1,277       2.30          0.33           2.40                0.23           225
2004          1,209       2.36         (0.21)          2.36               (0.21)          117
2003            413       2.34          0.10           2.34                0.10            90
---------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
---------------------------------------------------------------------------------------------------
CLASS A
2007       $  5,918       1.17%         0.72%          1.17%               0.72%           66%
2006          5,863       1.22          0.18           1.22                0.18            65
2005          7,881       1.23          0.41           1.23                0.41            69
2004          8,648       1.19          0.56           1.19                0.56           124
2003          4,703       1.21          0.83           1.21                0.83            68

CLASS C
2007       $    431       1.89%           --%          1.89%                 --%           66%
2006            408       1.90         (0.50)          1.90               (0.50)           65
2005            731       1.92         (0.27)          1.92               (0.27)           69
2004            676       1.89         (0.14)          1.89               (0.14)          124
2003            516       1.92          0.12           1.92                0.12            68

  +   TOTAL RETURN EXCLUDES SALES CHARGE.

  *   REDEMPTION FEES RECEIVED DURING THE YEAR HAD NO EFFECT ON THE NET ASSET
      VALUE.

 **   AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) DUE TO ITS INVESTMENT STRATEGY, BALANCED ALLOCATION FUND MAY BUY OR SELL SECURITIES FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL CAPITAL GAINS TAX LIABILITIES, AND MAY LOWER FUND PERFORMANCE.

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED


           NET ASSET                      REALIZED AND     DIVIDENDS   DISTRIBUTIONS
             VALUE,          NET           UNREALIZED      FROM NET      FROM NET       NET ASSET
           BEGINNING     INVESTMENT        GAIN (LOSS)    INVESTMENT     REALIZED      VALUE, END    TOTAL
            OF YEAR   INCOME/(LOSS)(1)   ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
-----------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------------
CLASS A
2007       $ 19.48         $  0.05           $  2.96       $ (0.11)       $ (1.91)       $ 20.47     16.26%
2006         18.78           (0.05)             1.51         (0.12)         (0.64)         19.48      7.74
2005         18.49            0.03              0.50            --          (0.24)         18.78      2.93
2004         16.95           (0.03)             1.61         (0.04)            --          18.49      9.34
2003         19.34            0.02             (2.39)        (0.02)            --          16.95    (12.26)

CLASS C
2007       $ 18.58         $ (0.10)          $  2.81       $    --        $ (1.91)       $ 19.38     15.35%
2006         17.94           (0.18)             1.46            --          (0.64)         18.58      7.08
2005         17.80           (0.10)             0.48            --          (0.24)         17.94      2.20
2004         16.40           (0.15)             1.57         (0.02)            --          17.80      8.70
2003         18.82           (0.09)            (2.33)           --             --          16.40    (12.91)
-----------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------
CLASS A
2007       $ 18.81         $  0.23           $  4.23       $ (0.22)       $ (2.14)       $ 20.91     24.95%
2006         17.53            0.20              2.61         (0.18)         (1.35)         18.81     16.48
2005         16.39            0.21              1.82         (0.21)         (0.68)         17.53     12.50
2004         14.03            0.18              2.37         (0.19)            --          16.39     18.24
2003         15.80            0.19             (1.75)        (0.18)         (0.03)         14.03     (9.78)

CLASS C
2007       $ 18.62         $  0.09           $  4.18       $ (0.09)       $ (2.14)       $ 20.66     24.04%
2006         17.36            0.07              2.59         (0.05)         (1.35)         18.62     15.70
2005         16.24            0.09              1.80         (0.09)         (0.68)         17.36     11.72
2004         13.94            0.02              2.40         (0.12)            --          16.24     17.36
2003         15.70            0.10             (1.74)        (0.09)         (0.03)         13.94    (10.42)
-----------------------------------------------------------------------------------------------------------
MID CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------
CLASS A
2007       $ 13.57         $  0.31           $  3.30       $ (0.04)       $ (0.76)       $ 16.38     27.48%
2006         12.35            0.04              2.53         (0.08)         (1.27)         13.57     21.66
2005         12.44            0.07              2.10         (0.01)         (2.25)         12.35     17.86
2004         10.05              --              2.68         (0.06)         (0.23)         12.44     26.85
2003(2)      10.00            0.06              0.01         (0.02)            --          10.05      0.71

CLASS C
2007       $ 13.43         $  0.15           $  3.31       $    --        $ (0.76)       $ 16.13     26.58%
2006         12.23           (0.04)             2.51            --          (1.27)         13.43     20.95
2005         12.42           (0.02)             2.08            --          (2.25)         12.23     16.91
2004(2)      10.14           (0.08)             2.60         (0.01)         (0.23)         12.42     24.96
-----------------------------------------------------------------------------------------------------------
MULTI-FACTOR MID CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------------
CLASS A
2007       $  7.38         $  0.06           $  1.57       $ (0.03)       $    --        $  8.98     22.11%
2006          6.63           (0.02)             0.77            --             --           7.38     11.31
2005          6.32           (0.05)             0.36            --             --           6.63      4.91
2004          5.48           (0.06)             0.90            --             --           6.32     15.33
2003          6.26           (0.06)            (0.72)           --             --           5.48    (12.46)

CLASS C
2007       $  6.06         $  0.01           $  1.28       $    --        $    --        $  7.35     21.29%
2006          5.48           (0.06)             0.64            --             --           6.06     10.58
2005          5.27           (0.08)             0.29            --             --           5.48      3.99
2004          4.59           (0.08)             0.76            --             --           5.27     14.82
2003          5.29           (0.08)            (0.62)           --             --           4.59    (13.23)

                                                       RATIO        RATIO OF NET
                                     RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                        RATIO OF      INVESTMENT     TO AVERAGE   (LOSS) TO AVERAGE
          NET ASSETS    EXPENSES    INCOME/(LOSS)   NET ASSETS        NET ASSETS       PORTFOLIO
            END OF     TO AVERAGE     TO AVERAGE    (BEFORE FEE      (BEFORE FEE        TURNOVER
          YEAR (000)   NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)           RATE
-------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
-------------------------------------------------------------------------------------------------
CLASS A
2007       $ 121,321      1.18%          0.19%          1.18%            0.19%                79%
2006         118,848      1.22          (0.26)          1.22            (0.26)                76
2005         129,193      1.23           0.13           1.23             0.13                 78
2004         142,015      1.18          (0.16)          1.18            (0.16)               144
2003         136,358      1.17           0.10           1.17             0.10                 65

CLASS C
2007       $     707      1.90%         (0.53)%         1.90%           (0.53)%               79%
2006             826      1.90          (0.94)          1.90            (0.94)                76
2005           1,239      1.92          (0.56)          1.92            (0.56)                78
2004           1,146      1.88          (0.86)          1.88            (0.86)               144
2003             576      1.88          (0.61)          1.88            (0.61)                65
-------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
-------------------------------------------------------------------------------------------------
CLASS A
2007       $  65,300      1.17%          1.17%          1.17%            1.17%                71%
2006          54,448      1.22           1.05           1.22             1.05                 46
2005          48,306      1.23           1.22           1.23             1.22                 37
2004          41,023      1.19           1.13           1.19             1.13                 47
2003          34,207      1.18           1.37           1.18             1.37                 34

CLASS C
2007       $     808      1.89%          0.45%          1.89%            0.45%                71%
2006             588      1.90           0.37           1.90             0.37                 46
2005             776      1.92           0.53           1.92             0.53                 37
2004             697      1.89           0.43           1.89             0.43                 47
2003             305      1.89           0.66           1.89             0.66                 34
-------------------------------------------------------------------------------------------------
MID CAP VALUE FUND
-------------------------------------------------------------------------------------------------
CLASS A
2007       $ 194,866      1.18%          1.61%          1.43%            1.36%                45%
2006          10,777      1.26           0.37           1.51             0.12                 44
2005           6,042      1.27           0.50           1.52             0.25                 75
2004           5,313      1.32           0.11           1.45            (0.02)                87
2003(2)        1,299      1.18           0.64           1.49             0.33                 76

CLASS C
2007       $   5,620      1.90%          0.89%          2.15%           (0.64)%               45%
2006           1,745      1.94          (0.31)          2.19            (0.56)                44
2005             951      1.96          (0.19)          2.21            (0.44)                75
2004(2)          858      2.05          (0.62)          2.18            (0.75)                87
-------------------------------------------------------------------------------------------------
MULTI-FACTOR MID CAP GROWTH FUND
-------------------------------------------------------------------------------------------------
CLASS A
2007       $  17,483      1.15%          0.81%        $ 1.70             0.26%               159%
2006          16,778      1.15          (0.29)          1.71            (0.85)               102
2005          17,836      1.32          (0.87)          1.65            (1.20)               219
2004          19,092      1.38          (0.94)          1.51            (1.07)               228
2003          16,476      1.55          (1.17)          1.55            (1.17)                66

CLASS C
2007       $     107      1.88%          0.08%          2.43%           (0.47)%              159%
2006             137      1.83          (0.97)          2.39            (1.53)               102
2005             307      2.01          (1.56)          2.32            (1.89)               219
2004             366      2.08          (1.64)          2.21            (1.77)               228
2003             220      2.26          (1.88)          2.26            (1.88)                66

  +   TOTAL RETURN EXCLUDES SALES CHARGE.

  *   REDEMPTION FEES RECEIVED DURING THE YEAR HAD NO EFFECT ON THE NET ASSET
      VALUE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) MID CAP VALUE FUND CLASS A COMMENCED OPERATIONS ON JULY 1, 2002; CLASS C COMMENCED OPERATIONS ON JUNE 2, 2003. ALL RATIOS FOR THE PERIODS HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED


                 NET ASSET                     REALIZED AND   DIVIDENDS     DISTRIBUTIONS
                   VALUE,         NET           UNREALIZED     FROM NET        FROM NET      NET ASSET
                 BEGINNING     INVESTMENT      GAIN (LOSS)    INVESTMENT       REALIZED     VALUE, END    TOTAL
                 OF YEAR    INCOME/(LOSS)(1)  ON INVESTMENTS    INCOME       CAPITAL GAINS    OF YEAR    RETURN+
-----------------------------------------------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP CORE FUND
-----------------------------------------------------------------------------------------------------------------
CLASS A
2007*             $11.15         $ 0.05          $ 1.21         $(0.04)         $(0.06)       $12.31      11.35%
2006(2)            10.00             --            1.15             --              --         11.15      11.50
-----------------------------------------------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP FOCUSED VALUE FUND
-----------------------------------------------------------------------------------------------------------------
CLASS A
2007              $11.12         $(0.02)         $ 1.39         $(0.02)         $(0.72)       $11.75      12.90%
2006(2)            10.00             --            1.12             --              --         11.12      11.20

CLASS C(3)
2007              $11.21         $(0.11)         $ 1.55         $(0.04)         $(0.72)       $11.89      13.42%
-----------------------------------------------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------------------
CLASS A
2007              $10.56         $(0.06)         $ 1.24         $   --          $   --        $11.74      11.17%
2006(2)            10.00          (0.05)           0.61             --              --         10.56       5.60
-----------------------------------------------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------------
CLASS A
2007*             $19.90         $(0.04)         $ 1.66         $   --          $(3.03)       $18.49       9.08%
2006*              19.84          (0.05)           2.74             --           (2.63)        19.90      14.62
2005               21.42          (0.07)           2.74             --           (4.25)        19.84      11.34
2004               17.04          (0.04)           4.96          (0.02)          (0.52)        21.42      28.96
2003               20.03           0.03           (2.11)         (0.07)(4)       (0.84)        17.04      (9.88)

CLASS C
2007*             $18.78         $(0.16)         $ 1.54         $   --          $(3.03)       $17.13       8.29%
2006*              18.99          (0.18)           2.60             --           (2.63)        18.78      13.81
2005               20.79          (0.21)           2.66             --           (4.25)        18.99      10.58
2004               16.65          (0.18)           4.84             --           (0.52)        20.79      28.15
2003               19.65          (0.08)          (2.08)            --           (0.84)        16.65     (10.52)
-----------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
-----------------------------------------------------------------------------------------------------------------
CLASS A
2007              $10.88         $ 0.17          $ 2.21         $(0.17)         $(0.03)       $13.06      22.09%
2006               10.23           0.14            0.68          (0.17)             --         10.88       8.03
2005                9.64           0.14            0.60          (0.15)             --         10.23       7.72
2004                8.29           0.10            1.34          (0.09)             --          9.64      17.47
2003                9.18           0.09           (0.89)         (0.09)             --          8.29      (8.57)

CLASS C
2007              $10.82         $ 0.08          $ 2.21         $(0.09)         $(0.03)       $12.99      21.22%
2006               10.17           0.06            0.68          (0.09)             --         10.82       7.23
2005                9.59           0.07            0.59          (0.08)             --         10.17       6.87
2004                8.25           0.03            1.35          (0.04)             --          9.59      16.70
2003                9.15           0.03           (0.89)         (0.04)             --          8.25      (9.41)

                                                               RATIO          RATIO OF NET
                                            RATIO OF NET    OF EXPENSES    INVESTMENT INCOME+
                                RATIO OF     INVESTMENT      TO AVERAGE    (LOSS) TO AVERAGE
                  NET ASSETS    EXPENSES    INCOME/(LOSS)   NET ASSETS        NET ASSETS         PORTFOLIO
                    END OF     TO AVERAGE    TO AVERAGE     (BEFORE FEE       (BEFORE FEE        TURNOVER
                  YEAR (000)   NET ASSETS    NET ASSETS       WAIVERS)          WAIVERS)           RATE
------------------------------------------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP CORE FUND
------------------------------------------------------------------------------------------------------------
CLASS A
2007*              $    648       1.20%         0.48%          1.46%             0.22%            189%
2006(2)                 116       1.24          0.18           1.80             (0.38)             64
------------------------------------------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP FOCUSED VALUE FUND
------------------------------------------------------------------------------------------------------------
CLASS A
2007               $    280       1.42%        (0.16)%         1.61%            (0.35)%            78%
2006(2)                  76       1.31         (0.05)          1.88             (0.62)             81

CLASS C(3)
2007               $    154       2.15%        (0.89)%         2.34%            (1.08)%            78%
------------------------------------------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------
CLASS A
2007               $     35       1.20%        (0.59)%         1.83%            (1.22)%           160%
2006(2)                  21       1.22         (0.70)          1.89             (1.37)             77
------------------------------------------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP VALUE FUND
------------------------------------------------------------------------------------------------------------
CLASS A
2007*              $172,928       1.42%        (0.20)%         1.42%            (0.20)%            74%
2006*               198,542       1.45         (0.24)          1.45             (0.24)             94
2005                233,391       1.47         (0.33)          1.47             (0.33)            103
2004                202,755       1.43         (0.19)          1.43             (0.19)            116
2003                147,501       1.45          0.23           1.45              0.23             127

CLASS C
2007*              $ 12,547       2.14%        (0.92)%         2.14%            (0.92)%            74%
2006*                19,237       2.13         (0.92)          2.13             (0.92)             94
2005                 26,923       2.16         (1.02)          2.16             (1.02)            103
2004                 20,622       2.13         (0.90)          2.13             (0.90)            116
2003                 11,799       2.16         (0.48)          2.16             (0.48)            127
------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
------------------------------------------------------------------------------------------------------------
CLASS A
2007               $ 32,716       0.60%         1.41%          0.75%             1.26%             26%
2006                 25,281       0.60          1.31           0.75              1.16              30
2005                 22,176       0.61          1.48           0.76              1.33              30
2004                 16,111       0.59          1.07           0.74              0.92               1
2003                 12,571       0.60          1.18           0.75              1.03               7

CLASS C
2007               $  1,895       1.35%         0.66%          1.50%             0.51%             26%
2006                  1,595       1.35          0.56           1.50              0.41              30
2005                  2,195       1.36          0.73           1.51              0.58              30
2004                  1,698       1.34          0.32           1.49              0.17               1
2003                    881       1.35          0.43           1.50              0.28               7

  +   TOTAL RETURN EXCLUDES SALES CHARGE.

  *   REDEMPTION FEES RECEIVED DURING THE YEAR HAD NO EFFECT ON THE NET ASSET
      VALUE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) THE MULTI-FACTOR SMALL CAP CORE, MULTI-FACTOR SMALL CAP FOCUSED VALUE AND THE MULTI-FACTOR SMALL CAP GROWTH FUNDS COMMENCED OPERATIONS ON SEPTEMBER 30, 2005. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

(3) DURING THE PERIOD ENDED MAY 31, 2006, THERE WAS NO SHAREHOLDER ACTIVITY IN THE CLASS; THEREFORE, NO INFORMATION IS PRESENTED.

(4) INCLUDES A TAX RETURN OF CAPITAL OF $(0.01) FOR CLASS A FOR MULTI-FACTOR SMALL CAP VALUE FUND.

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED


          NET ASSET                 REALIZED AND     DIVIDENDS     DISTRIBUTIONS
            VALUE,       NET         UNREALIZED       FROM NET       FROM NET       NET ASSET
          BEGINNING   INVESTMENT     GAIN (LOSS)    INVESTMENTS      REALIZED      VALUE, END    TOTAL
           OF YEAR     LOSS(1)     ON INVESTMENTS      INCOME      CAPITAL GAINS     OF YEAR    RETURN+
--------------------------------------------------------------------------------------------------------
SMALL CAP CORE FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2007*      $12.35       $(0.03)        $ 1.86           $--            $(0.56)       $13.62      15.42%
2006        10.99        (0.08)          1.44            --                --         12.35      12.38
2005         9.50        (0.09)          1.58            --                --         10.99      15.68
2004(2)     10.00        (0.01)         (0.49)           --                --          9.50      (5.00)

CLASS C
2007*      $12.20       $(0.11)        $ 1.81           $--            $(0.56)       $13.34      14.52%
2006        10.92        (0.16)          1.44            --                --         12.20      11.72
2005         9.50        (0.16)          1.58            --                --         10.92      14.95
2004(2)     10.00        (0.02)         (0.48)           --                --          9.50      (5.00)
--------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2007*      $ 9.47       $(0.08)        $ 1.13           $--            $   --        $10.52      11.09%
2006*        8.47        (0.09)          1.09            --                --          9.47      11.81
2005         8.94        (0.07)         (0.40)           --                --          8.47      (5.26)
2004         7.59        (0.11)          1.46            --                --          8.94      17.79
2003         9.07        (0.08)         (1.40)           --                --          7.59     (16.32)

CLASS C
2007*      $ 8.95       $(0.15)        $ 1.07           $--            $   --        $ 9.87      10.28%
2006*        8.06        (0.09)          0.98            --                --          8.95      11.04
2005         8.56        (0.13)         (0.37)           --                --          8.06      (5.84)
2004         7.32        (0.17)          1.41            --                --          8.56      16.94
2003         8.81        (0.12)         (1.37)           --                --          7.32     (16.91)

                                                      RATIO       RATIO OF NET
                                    RATIO OF NET   OF EXPENSES     INVESTMENT
                        RATIO OF     INVESTMENT     TO AVERAGE   LOSS TO AVERAGE
          NET ASSETS    EXPENSES      LOSS TO       NET ASSETS      NET ASSETS     PORTFOLIO
            END OF     TO AVERAGE     AVERAGE      (BEFORE FEE     (BEFORE FEE     TURNOVER
          YEAR (000)   NET ASSETS    NET ASSETS      WAIVERS)        WAIVERS)        RATE
--------------------------------------------------------------------------------------------
SMALL CAP CORE FUND
--------------------------------------------------------------------------------------------
CLASS A
2007*      $ 3,139        1.41%        (0.21)%         1.41%          (0.21)%          45%
2006         3,514        1.46         (0.71)          1.46           (0.71)           78
2005         2,533        1.48         (0.86)          1.48           (0.86)           54
2004(2)        241        1.56         (0.92)          1.56           (0.92)            4

CLASS C
2007*      $ 1,013        2.13%        (0.93)%         2.13%          (0.93)%          45%
2006           948        2.14         (1.39)          2.14           (1.39)           78
2005           700        2.17         (1.55)          2.17           (1.55)           54
2004(2)        300        2.26         (1.62)          2.26           (1.62)            4
--------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------------------
CLASS A
2007*      $15,918        1.44%        (0.88)%         1.89%          (1.33)%         155%
2006*       17,306        1.48         (0.80)          1.93           (1.25)          111
2005        18,412        1.57         (1.07)          1.68           (1.18)          280
2004        22,493        1.48         (1.27)          1.48           (1.27)          340
2003        18,814        1.54         (1.17)          1.54           (1.17)          119

CLASS C
2007*      $   142        2.17%        (1.61)%         2.62%          (2.06)%         155%
2006*          135        2.16         (1.48)          2.61           (1.93)          111
2005           653        2.26         (1.76)          2.37           (1.87)          280
2004           719        2.18         (1.97)          2.18           (1.97)          340
2003           390        2.25         (1.88)          2.25           (1.88)          119

  +   TOTAL RETURN EXCLUDES SALES CHARGE.

  *   REDEMPTION FEES RECEIVED DURING THE YEAR HAD NO EFFECT ON THE NET ASSET
      VALUE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) SMALL CAP CORE FUND COMMENCED OPERATIONS ON APRIL 2, 2004. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

                               INVESTMENT ADVISER

                       Allegiant Asset Management Company
                          200 Public Square, 5th Floor
                              Cleveland, Ohio 44114


                                   UNDERWRITER


                       Professional Funds Distributor, LLC
                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406

                                  LEGAL COUNSEL

                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

                            NOT A PART OF PROSPECTUS

                         ALLEGIANT FUNDS PRIVACY NOTICE

      The basis of each customer relationship at Allegiant Funds is built on trust. You have chosen to do business with Allegiant Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

      Allegiant Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

WHAT INFORMATION WE COLLECT

      "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

      We may collect nonpublic personal information about you from the following sources:

      o Information that you provide to us, such as on applications or other forms, or

      o     Information about your transactions with us

OUR SECURITY PROCEDURES

      To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

WHAT INFORMATION WE DISCLOSE

      Allegiant Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

      Allegiant Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

      We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as National City and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

ALLEGIANT FUNDS' PLEDGE TO YOU

      We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

                                     NOTES

                                     NOTES

                                     NOTES

                                                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------

ROBERT D. NEARY
CHAIRMAN


Retired Co-Chairman, Ernst & Young
Director:
   Commercial  Metals Company


TIMOTHY L. SWANSON
PRESIDENT, CHIEF EXECUTIVE OFFICER AND
   CHIEF LEGAL OFFICER

Executive Vice President and
   Chief Investment Officer,
   National City Corporation

DOROTHY A. BERRY

President, Talon Industries, Inc.
Chairman and Director:
   Professionally Managed Portfolios


KELLEY J. BRENNAN

Retired Partner, PricewaterhouseCoopers LLP

JOHN F. DURKOTT

President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.



RICHARD W. FURST


Dean Emeritus and Garvice D. Kincaid
   Professor of Finance (Emeritus), Gatton
   College of Business and Economics,
   University of Kentucky

Director:
   Central Bank & Trust Co.
   Central Bancshares


GERALD L. GHERLEIN

Retired Executive Vice President and
   General Counsel, Eaton Corporation

DALE C. LAPORTE

Senior Vice President and General Counsel,
   Invacare Corp.

KATHLEEN A. OBERT

Chairman and Chief Executive Officer,
   Edward Howard & Co.

  Allegiant Funds Trustees also serve as Trustees of Allegiant Advantage Fund.

                                                     [ALLEGIANT LOGO OMITTED](R)

--------------------------------------------------------------------------------

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Allegiant Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance during the last fiscal year. The reports also contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.

TO OBTAIN MORE INFORMATION:

By Internet:
www.allegiantfunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
Allegiant Funds
c/o PFPC Inc.
P.O. Box 9795
Providence, RI 02940-9795

FROM THE SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Allegiant Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

Allegiant Funds' Investment Company Act
registration number is 811-4416

[ALLEGIANT LOGO OMITTED](R)


ALL-PS-018-1007


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    ALLEGIANT FUNDS PROSPECTUS
                                A AND C SHARES


                               OCTOBER 1, 2007


                            FIXED INCOME FUNDS
                                     Bond Fund
                      Government Mortgage Fund
                        Intermediate Bond Fund
                    Limited Maturity Bond Fund
                   Total Return Advantage Fund
                         Ultra Short Bond Fund

                         TAX EXEMPT BOND FUNDS
                       Intermediate Tax Exempt
                                     Bond Fund
                         Michigan Intermediate
                           Municipal Bond Fund
                             Ohio Intermediate
                          Tax Exempt Bond Fund
                     Pennsylvania Intermediate
                           Municipal Bond Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
   APPROVED OR DISAPPROVED THESE SECURITIES OR      [ALLEGIANT LOGO OMITTED](R)
  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
       ANY REPRESENTATION TO THE CONTRARY IS A      THE DISCIPLINE OF INVESTING,
                             CRIMINAL OFFENSE.        A COMMITMENT TO RESULTS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT ADVISER

ALLEGIANT ASSET
MANAGEMENT COMPANY

ABOUT THIS PROSPECTUS


Allegiant Funds ("Allegiant") is a mutual fund family that offers different classes of shares in separate Funds. The Funds have individual investment objectives and strategies. This prospectus gives you important information that you should know about Class A and Class C Shares of the Funds before investing. Allegiant also offers Class A and Class C Shares of Allegiant Equity and Money Market Funds in separate prospectuses. To obtain more information about Allegiant, visit www.allegiantfunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

RISK/RETURN INFORMATION COMMON TO THE FUNDS .............................     1

FIXED INCOME FUNDS

   ALLEGIANT BOND FUND ..................................................     2

   ALLEGIANT GOVERNMENT MORTGAGE FUND ...................................     4

   ALLEGIANT INTERMEDIATE BOND FUND .....................................     6

   ALLEGIANT LIMITED MATURITY BOND FUND .................................     8

   ALLEGIANT TOTAL RETURN ADVANTAGE FUND ................................    10

   ALLEGIANT ULTRA SHORT BOND FUND ......................................    12

TAX EXEMPT BOND FUNDS

   ALLEGIANT INTERMEDIATE TAX EXEMPT BOND FUND ..........................    18

   ALLEGIANT MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND ..................    20

   ALLEGIANT OHIO INTERMEDIATE TAX EXEMPT BOND FUND .....................    22

   ALLEGIANT PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND ..............    24

MORE INFORMATION ABOUT PRINCIPAL RISKS ..................................    28

INVESTMENT ADVISER AND INVESTMENT TEAMS .................................    30

PURCHASING, EXCHANGING AND REDEEMING FUND SHARES ........................    32

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS .............................    41


DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS .....................    42

APPENDIX A

   MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES ...............   A-1

   MORE INFORMATION ABOUT FUND INVESTMENTS ..............................   A-3

APPENDIX B

   FINANCIAL HIGHLIGHTS .................................................   B-1

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and uses professional investment managers to invest in securities.

Each Fund has its own investment objective and strategies for reaching that objective. The investment objective of a Fund may be changed at any time without a shareholder vote. Allegiant Asset Management Company (the "Adviser") manages the investments of each Fund. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its objective. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its objective. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Each Fund's performance is compared to the performance of one or more benchmark indices. A Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

The Adviser evaluates the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate. No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency.

FIXED INCOME FUNDS

ALLEGIANT BOND FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between four and twelve years

PRINCIPAL RISKS

Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk, derivatives risk

TICKER SYMBOL

Class A     AIGRX
Class C     ABOCX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is expected to range from four to twelve years. Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade fixed income securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives, as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as part of a hedging strategy. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the Securities and Exchange Commission ("SEC") and the instrument's liquidity.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 28, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

                                                              FIXED INCOME FUNDS

                                                             ALLEGIANT BOND FUND

PERFORMANCE INFORMATION

Performance information before June 9, 2000 represents performance of the Parkstone Bond Fund which was reorganized into the Allegiant Bond Fund on that date.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


 1997    1998     1999    2000    2001    2002    2003    2004    2005    2006
--------------------------------------------------------------------------------
 9.12%   7.27%   -2.04%   7.30%   7.26%   9.71%   3.80%   3.63%   1.84%   3.99%


                   Best Quarter     4.44%   (9/30/02)
                   Worst Quarter   -2.54%   (6/30/04)


The Fund's year-to-date total return for Class A Shares through June 30, 2007 was 0.68%.


AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
CLASS A SHARES                                      1 YEAR   5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Allegiant Bond Fund

   Returns Before Taxes                             -0.68%    3.60%      4.64%

   Returns After Taxes on Distributions(1)          -2.13%    2.10%      2.69%

   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)                       -0.47%    2.18%      2.74%
--------------------------------------------------------------------------------
Lehman Brothers U.S.
Aggregate Bond Index(2)
(reflects no deduction for
fees, expenses or taxes)                             4.33%    5.06%      6.24%
--------------------------------------------------------------------------------

                                                              SINCE     DATE OF
CLASS C SHARES                             1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Allegiant Bond Fund                         2.14%    3.81%    4.68%     6/12/00
--------------------------------------------------------------------------------
Lehman Brothers U.S.
Aggregate Bond Index(2)
(reflects no deduction for                                               Since
fees, expenses or taxes)                    4.33%    5.06%    6.58%     5/31/00
--------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

FUND FEES AND EXPENSES

See page 14 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ALLEGIANT GOVERNMENT MORTGAGE FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in mortgage-related securities issued or guaranteed by the U.S. government, while maintaining a dollar-weighted average maturity of between three and ten years

PRINCIPAL RISKS

Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

TICKER SYMBOL

Class A    ARSAX
Class C    AUVCX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of mortgage-related securities issued or guaranteed by the U.S. government. The dollar-weighted average maturity of the Fund's portfolio is expected to range from three to ten years. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 28, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.


PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone U.S. Government Income Fund which was reorganized into the Allegiant Government Mortgage Fund on that date.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


 1997    1998    1999     2000    2001    2002    2003    2004    2005    2006
--------------------------------------------------------------------------------
 7.87%   6.83%   0.95%   10.00%   7.35%   7.92%   1.88%   3.94%   1.97%   4.45%


                     Best Quarter     3.64%   (9/30/01)
                     Worst Quarter   -1.25%   (6/30/04)


The Fund's year-to-date total return for Class A Shares through June 30, 2007 was 0.68%.

                                                              FIXED INCOME FUNDS

                                              ALLEGIANT GOVERNMENT MORTGAGE FUND

AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
CLASS A SHARES                                      1 YEAR   5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Allegiant Government Mortgage Fund

   Returns Before Taxes                             -0.26%    3.05%       4.78%

   Returns After Taxes on Distributions(1)          -1.91%    1.41%       2.69%

   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)                       -0.20%    1.62%       2.77%
--------------------------------------------------------------------------------
Lehman Brothers Fixed Rate
Mortgage-Backed Securities Index(2)
(reflects no deduction for
fees, expenses or taxes)                             5.22%    4.85%      6.16%
--------------------------------------------------------------------------------
                                                              SINCE     DATE OF
CLASS C SHARES                             1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Allegiant Government Mortgage Fund          2.70%   3.30%     4.56%     6/21/00
--------------------------------------------------------------------------------
Lehman Brothers Fixed Rate
Mortgage-Backed Securities Index(2)
(reflects no deduction for                                               Since
fees, expenses or taxes)                    5.22%   4.85%     6.11%     6/30/00
--------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE LEHMAN BROTHERS FIXED RATE MORTGAGE-BACKED SECURITIES INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF MORTGAGE-BACKED SECURITIES ISSUED BY GNMA, FREDDIE MAC, AND FNMA. ALL SECURITIES IN THE INDEX ARE RATED AAA, WITH MATURITIES OF AT LEAST ONE YEAR.


FUND FEES AND EXPENSES

See page 14 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ALLEGIANT INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between three and ten years

PRINCIPAL RISKS

Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk, derivatives risk

TICKER SYMBOL

Class A      AFIRX
Class C      AIBCX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is expected to range from three to ten years. Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in domestic and foreign investment grade fixed income securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. and foreign governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as part of a hedging strategy. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the SEC and the instrument's liquidity.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 28, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.


PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


 1997    1998     1999     2000    2001    2002    2003    2004    2005    2006
--------------------------------------------------------------------------------
 6.67%   7.44%   -0.37%   6.52%   7.60%    9.67%  3.75%   2.57%   1.00%   3.55%


               Best Quarter       4.70%       (9/30/02)
               Worst Quarter     -2.54%      (6/30/04)


The Fund's year-to-date total return for Class A Shares through June 30, 2007 was 1.12%.

                                                              FIXED INCOME FUNDS

                                                ALLEGIANT INTERMEDIATE BOND FUND

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
CLASS A SHARES                                      1 YEAR   5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Allegiant Intermediate Bond Fund

   Returns Before Taxes                             -1.13%    3.11%       4.32%

   Returns After Taxes on Distributions(1)          -2.46%    1.78%       2.49%

   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)                       -0.75%    1.86%       2.54%
--------------------------------------------------------------------------------
Lehman Brothers Intermediate U.S.
Government/Credit Bond Index(2)
(reflects no deduction for
fees, expenses or taxes)                             4.08%    4.53%      5.81%
--------------------------------------------------------------------------------

                                                              SINCE     DATE OF
CLASS C SHARES                             1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Allegiant Intermediate Bond Fund            1.82%    3.34%    4.49%     5/30/00
--------------------------------------------------------------------------------
Lehman Brothers Intermediate U.S.
Government/Credit Bond Index(2)
(reflects no deduction for                                               Since
fees, expenses or taxes)                    4.08%    4.53%    6.10%     5/31/00
--------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX WHICH IS REPRESENTATIVE OF INTERMEDIATE-TERM BONDS.

FUND FEES AND EXPENSES

See page 14 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ALLEGIANT LIMITED MATURITY BOND FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between one and five years

PRINCIPAL RISKS

Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

TICKER SYMBOL

Class A     AINRX
Class C     ALDCX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is expected to range from one to five years. Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade fixed income securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 28, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.


PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


      1997   1998   1999   2000   2001   2002   2003   2004   2005   2006
      --------------------------------------------------------------------
      6.33%  6.58%  3.15%  4.39%  9.03%  5.09%  2.07%  0.84%  1.54%  4.06%


                       Best Quarter     3.59%  (3/31/01)
                       Worst Quarter   -1.20%  (6/30/04)


The Fund's year-to-date total return for Class A Shares through June 30, 2007 was 1.88%.

                                                              FIXED INCOME FUNDS

                                            ALLEGIANT LIMITED MATURITY BOND FUND

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

---------------------------------------------------------------------------------------------
CLASS A SHARES                                                1 YEAR     5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------
Allegiant Limited Maturity Bond Fund

   Returns Before Taxes                                        1.97%      2.30%       4.07%

   Returns After Taxes on Distributions(1)                     0.67%      1.18%       2.34%

   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)                                  1.27%      1.30%       2.39%
---------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S.
Corporate/Government Index(2)
(reflects no deduction for
fees, expenses or taxes)                                       4.25%      3.19%       4.95%
---------------------------------------------------------------------------------------------

                                                                          SINCE      DATE OF
CLASS C SHARES                                       1 YEAR   5 YEARS   INCEPTION   INCEPTION
---------------------------------------------------------------------------------------------
Allegiant Limited Maturity Bond Fund                  2.31%    1.99%      3.08%      1/27/00
---------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S.
Corporate/Government Index(2)
(reflects no deduction for                                                            Since
fees, expenses or taxes)                              4.25%    3.19%      4.38%      1/31/00
---------------------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX IS A MARKET CAPITALIZATION WEIGHTED, UNMANAGED INDEX INCLUDING U.S. TREASURY AND AGENCY BONDS AND U.S. FIXED COUPON INVESTMENT GRADE CORPORATE BONDS (U.S. DOMESTIC AND YANKEE/GLOBAL BONDS). U.S. TREASURY BONDS MUST HAVE AT LEAST $1 BILLION FACE VALUE OUTSTANDING AND AGENCY AND CORPORATE BONDS MUST HAVE AT LEAST $150 MILLION FACE VALUE OUTSTANDING TO BE INCLUDED IN THE INDEX. BOTH TOTAL RETURN AND PRICE RETURNS ARE CALCULATED DAILY. PRICES ARE TAKEN AS OF APPROXIMATELY 3 P.M. EASTERN TIME. QUALITY RANGE IS BBB3-AAA BASED ON COMPOSITE MOODY AND S&P RATINGS. MATURITIES FOR ALL BONDS ARE GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN THREE YEARS. FLOATERS, EQUIPMENT TRUST CERTIFICATES, AND TITLE 11 SECURITIES ARE EXCLUDED.

FUND FEES AND EXPENSES

See page 15 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ALLEGIANT TOTAL RETURN ADVANTAGE FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income as well as capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between four and twelve years

PRINCIPAL RISKS

Market risk, credit risk, interest rate risk, prepayment/extension risk, active trading risk, derivatives risk

TICKER SYMBOL

Class A     ATRRX
Class C     ATRCX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is expected to range from four to twelve years. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade debt securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including sale of the security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 20% of its assets in fixed income securities that are unrated or rated below investment grade, sometimes known as "junk bonds." Junk bonds may offer higher yields than higher-rated securities with similar maturities, but also may possess greater volatility and greater risk of loss of principal and interest than more highly rated securities. The Fund does not intend to invest in junk bonds rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality as determined by the Adviser. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as part of a hedging strategy. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the SEC and the instrument's liquidity.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 28, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.


PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                          CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


     1997   1998    1999    2000   2001    2002   2003   2004   2005   2006
  ---------------------------------------------------------------------------
    8.54%  8.68%  -3.21%  12.33%  7.01%  10.81%  4.86%  3.64%  2.23%  3.44%


                     Best Quarter        5.74%   (9/30/02)
                     Worst Quarter      -3.00%   (6/30/04)


The Fund's year-to-date total return for Class A Shares through June 30, 2007 was 0.52%.

                                                              FIXED INCOME FUNDS

                                           ALLEGIANT TOTAL RETURN ADVANTAGE FUND

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

---------------------------------------------------------------------------------------------
CLASS A SHARES                                                1 YEAR     5 YEARS     10 YEARS
---------------------------------------------------------------------------------------------
Allegiant Total Return Advantage Fund

   Returns Before Taxes                                       -1.23%      3.99%        5.26%

   Returns After Taxes on Distributions(1)                    -2.66%      2.26%        3.17%

   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)                                 -0.82%      2.43%        3.22%
---------------------------------------------------------------------------------------------
Lehman Brothers U.S.
Government/Credit Bond Index(2)
(reflects no deduction for
fees, expenses or taxes)                                       3.78%      5.17%        6.26%
---------------------------------------------------------------------------------------------

                                                                          SINCE      DATE OF
CLASS C SHARES                                       1 YEAR   5 YEARS   INCEPTION   INCEPTION
---------------------------------------------------------------------------------------------
Allegiant Total Return Advantage Fund                 1.71%    4.20%      5.13%      10/3/00
---------------------------------------------------------------------------------------------
Lehman Brothers U.S.
Government/Credit Bond Index(2)
(reflects no deduction for                                                            Since
fees, expenses or taxes)                              3.78%    5.17%      6.20%      9/30/00
---------------------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT BOND INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF GOVERNMENT AND CORPORATE DEBT SECURITIES RATED INVESTMENT GRADE OR BETTER, WITH MATURITIES OF AT LEAST ONE YEAR.

FUND FEES AND EXPENSES

See page 15 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ALLEGIANT ULTRA SHORT BOND FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

High current income while preserving capital

PRINCIPAL INVESTMENT STRATEGY

Investing in high-quality fixed income securities, while maintaining a dollar-weighted average maturity of less than 18 months

PRINCIPAL RISKS

Market risk, credit risk, interest rate risk, prepayment/extension risk, active trading risk

TICKER SYMBOL

Class A     ASDAX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of high-quality fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is expected to be less than 18 months. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration to take advantage of either an expected increase or decrease in interest rates.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it, in the Adviser's view, no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 28, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.


PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


                          2004     2005      2006
                        --------------------------
                         0.69%     1.98%     4.16%


                    Best Quarter        1.52%     (9/30/06)
                    Worst Quarter      -0.41%     (6/30/04)


The Fund's year-to-date total return for Class A Shares through June 30, 2007 was 2.22%.

                                                              FIXED INCOME FUNDS

                                                 ALLEGIANT ULTRA SHORT BOND FUND

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
                                                            SINCE      DATE OF
CLASS A SHARES                                 1 YEAR     INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Ultra Short Bond Fund                                         1/6/03

   Returns Before Taxes                         3.11%       1.88%

   Returns After Taxes on Distributions(1)      1.73%       1.00%

   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)                   2.01%       1.09%
--------------------------------------------------------------------------------
Merrill Lynch 1 Year U.S. Treasury Index(2)
(reflects no deduction for                                              Since
fees, expenses or taxes)                        4.32%       2.22%     12/31/02
--------------------------------------------------------------------------------

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.


(2) THE MERRILL LYNCH 1 YEAR U.S. TREASURY INDEX, A MARKET CAPITALIZATION WEIGHTED INDEX INCLUDING U.S. TREASURIES, IS AN UNMANAGED INDEX NOT AVAILABLE FOR DIRECT INVESTMENT.

FUND FEES AND EXPENSES

See page 15 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------

                                                                           GOVERNMENT
                                                                            MORTGAGE           INTERMEDIATE
                                                    BOND FUND                 FUND               BOND FUND

                                                CLASS A     CLASS C    CLASS A    CLASS C    CLASS A    CLASS C
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                4.50%(1)   None       4.50%(1)   None       4.50%(1)   None
----------------------------------------------------------------------------------------------------------------

Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)               None(2)    1.00%(3)   None(2)    1.00%(3)   None(2)    1.00%(3)

----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None       None       None       None       None
----------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None       None       None       None       None       None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None       None       None       None       None       None
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------

Investment Advisory Fees*                        0.55%      0.55%      0.55%      0.55%      0.55%      0.55%
---------------------------------------------------------------------------------------------------------------

Distribution (12b-1) Fees                        0.02%(4)   0.75%      0.02%(4)   0.75%      0.02%(4)   0.75%
---------------------------------------------------------------------------------------------------------------
Other Expenses:
---------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)                 0.25%      0.25%      0.25%      0.25%      0.25%      0.25%
---------------------------------------------------------------------------------------------------------------
   Other                                         0.12%      0.12%      0.17%      0.17%      0.14%      0.14%
---------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.37%      0.37%      0.42%      0.42%      0.39%      0.39%
---------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses*                              0.94%      1.67%      0.99%      1.72%      0.96%      1.69%
---------------------------------------------------------------------------------------------------------------


SEE PAGE 15 FOR ALL OTHER FOOTNOTES.


--------------------------------------------------------------------------------
* EXPENSES ARE BASED ON AMOUNTS INCURRED BY THE FUNDS DURING THEIR MOST RECENT FISCAL YEAR (ADJUSTED FOR CURRENT DISTRIBUTION (12b-1) FEES EXPECTED TO BE INCURRED) AND DO NOT REFLECT VOLUNTARY WAIVERS OF INVESTMENT ADVISORY FEES BY THE ADVISER. THESE VOLUNTARY WAIVERS ARE EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2008 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THESE WAIVERS, ACTUAL INVESTMENT ADVISORY FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE FISCAL YEAR ENDED MAY 31, 2007 WERE:


                                                                           GOVERNMENT
                                                                            MORTGAGE            INTERMEDIATE
                                                     BOND FUND                FUND               BOND FUND

                                                CLASS A     CLASS C    CLASS A    CLASS C    CLASS A    CLASS C
---------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                         0.45%       0.45%      0.40%      0.40%      0.40%      0.40%
---------------------------------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses             0.84%       1.57%      0.84%      1.57%      0.81%      1.54%

---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              FIXED INCOME FUNDS

--------------------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------

                                                       LIMITED           TOTAL RETURN
                                                       MATURITY            ADVANTAGE            ULTRA SHORT
                                                       BOND FUND             FUND                BOND FUND

                                                CLASS A     CLASS C    CLASS A    CLASS C    CLASS A    CLASS C
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                2.00%(1)   None       4.50%(1)   None       1.00%(1)  None
---------------------------------------------------------------------------------------------------------------

Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)               None(2)    1.00%(3)   None(2)    1.00%(3)   None(2)   1.00%(3)

---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None       None       None       None      None
---------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None       None       None       None       None      None
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None       None       None       None       None      None
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------

Investment Advisory Fees                         0.45%*     0.45%*     0.55%*     0.55%*     0.40%*     0.40%
---------------------------------------------------------------------------------------------------------------

Distribution (12b-1) Fees                        0.02%(4)   0.75%      0.02%(4)   0.75%      0.02%(4)   0.75%
---------------------------------------------------------------------------------------------------------------
Other Expenses:
---------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)                 0.25%      0.25%      0.25%      0.25%      0.25%      0.25%
---------------------------------------------------------------------------------------------------------------
   Other                                         0.14%      0.14%      0.16%      0.16%      0.14%(6)   0.14%(6)
---------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.39%      0.39%      0.41%      0.41%      0.39%      0.39%
---------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                               0.86%*     1.59%*     0.98%*     1.71%*     0.81%*     1.54%
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* EXPENSES ARE BASED ON AMOUNTS INCURRED BY THE FUNDS DURING THEIR MOST RECENT FISCAL YEAR (ADJUSTED FOR CURRENT DISTRIBUTION (12b-1) FEES EXPECTED TO BE INCURRED) AND DO NOT REFLECT THE VOLUNTARY WAIVERS OF INVESTMENT ADVISORY FEES BY THE ADVISER. THESE VOLUNTARY WAIVERS ARE EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2008 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THESE WAIVERS, ACTUAL INVESTMENT ADVISORY FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE FISCAL YEAR ENDED MAY 31, 2007 WERE:


                                                       LIMITED            TOTAL RETURN
                                                      MATURITY              ADVANTAGE     ULTRA SHORT
                                                      BOND FUND               FUND         BOND FUND

                                                CLASS A     CLASS C    CLASS A    CLASS C    CLASS A
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees                         0.35%       0.35%      0.40%      0.40%      0.20%
-------------------------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses             0.76%       1.49%      0.83%      1.56%      0.61%

-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) This sales charge varies depending upon how much you invest. For more information on the sales charge waiver, see the "Sales Charges" section of this prospectus.


(2) A contingent deferred sales charge of 0.50% is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months.

(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to 18 months from the date of purchase.

(4) Distribution (12b-1) Fees have been restated to reflect current fees expected to be incurred by each Fund's Class A Shares during the current fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than the Distribution (12b-1) Fees stated in the tables above during the current fiscal year.

(5) Certain financial institutions may provide administrative services to their customers who own Class A or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(6) Other Expenses for the Ultra Short Bond Fund include indirect fees an expenses of Acquired Funds less then 0.01% but greater than 0.005%.

      For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution and Shareholder Service Plans."

FIXED INCOME FUNDS

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Allegiant Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in Class A or Class C Shares of a Fund for the time periods indicated and that you redeem your shares at the end of those periods.

The Examples also assume that your investment has a 5% return each year, Fund expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be different, your approximate costs would be:

                                          1 YEAR  3 YEARS   5 YEARS    10 YEARS
--------------------------------------------------------------------------------

BOND FUND
   Class A Shares                         $  532   $  706    $  895    $  1,440
   Class C Shares(1)                         260      496       855       1,867
   Class C Shares(2)                         160      496       855       1,867
--------------------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND
   Class A Shares                         $  532   $  706    $  895    $  1,440
   Class C Shares(1)                         260      496       855       1,867
   Class C Shares(2)                         160      496       855       1,867
--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
   Class A Shares                         $  529   $  697    $  879    $  1,407
   Class C Shares(1)                         257      486       839       1,834
   Class C Shares(2)                         157      486       839       1,834
--------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
   Class A Shares                         $  276   $  438    $  614    $  1,123
   Class C Shares(1)                         252      471       813       1,779
   Class C Shares(2)                         152      471       813       1,779
--------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
   Class A Shares                         $  531   $  703    $  890    $  1,429
   Class C Shares(1)                         259      493       850       1,856
   Class C Shares(2)                         159      493       850       1,856
--------------------------------------------------------------------------------
ULTRA SHORT BOND FUND
   Class A Shares                         $  162   $  293    $  437    $    855
   Class C Shares(1)                         236      425       734       1,613
   Class C Shares(2)                         136      425       734       1,613
--------------------------------------------------------------------------------


(1)   If you redeem your shares at the end of the period.

(2)   If you do not redeem your shares at the end of the period.

                     This page is intentionally left blank.

TAX EXEMPT BOND FUNDS

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

High current income while preserving capital

PRINCIPAL INVESTMENT STRATEGY

Investing in municipal obligations that pay interest that is exempt from federal income tax

PRINCIPAL RISKS

Market risk, interest rate risk, credit risk

TICKER SYMBOL

Class A   ANTEX
Class C   ANLCX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund normally will maintain a dollar-weighted average maturity of between three and ten years.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in U.S. dollar-denominated securities that generate income exempt from federal income tax (including the federal alternative minimum tax). Fund dividends may be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 28, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.


PERFORMANCE INFORMATION

The performance of Class A Shares of the Allegiant Intermediate Tax Exempt Bond Fund for the period April 9, 1998 until June 22, 1998, when Class A Shares were first offered for sale, is represented by the performance of the Fund's Class I Shares. The performance of Class A Shares of the Intermediate Tax Exempt Bond Fund for the period prior to April 9, 1998 is represented by the performance of a common trust fund which operated prior to the effectiveness of the registration statement of the Intermediate Tax Exempt Bond Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the Intermediate Tax Exempt Bond Fund's inception as a registered mutual fund, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as those of the Fund. In connection with the Intermediate Tax Exempt Bond Fund's commencement of operations as a registered mutual fund, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Intermediate Tax Exempt Bond Fund.

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the common trust fund, which are separate and distinct from the Intermediate Tax Exempt Bond Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of

                                                           TAX EXEMPT BOND FUNDS

                                     ALLEGIANT INTERMEDIATE TAX EXEMPT BOND FUND

the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


 1997    1998     1999     2000    2001     2002     2003    2004   2005   2006
--------------------------------------------------------------------------------
 6.57%   5.85%   -0.91%    8.87%   4.48%    8.15%    3.73%   2.06%  1.27%  3.35%


                  Best Quarter      3.66%    (6/30/02)
                  Worst Quarter    -2.16%    (6/30/04)


The Fund's year-to-date total return for Class A Shares through June 30, 2007 was -0.24%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
                                                            SINCE       DATE OF
CLASS A SHARES             1 YEAR   5 YEARS   10 YEARS    INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Allegiant Intermediate Tax
Exempt Bond Fund                                                        6/22/98

  Returns Before Taxes      0.25%    3.05%     3.97%(1)     3.62%

  Returns After Taxes on
  Distributions(2)          0.10%    3.02%      N/A(3)      3.59%

  Returns After Taxes on
  Distributions and Sale
  of Fund Shares(2)         1.59%    3.15%      N/A(3)      3.66%
--------------------------------------------------------------------------------
Lehman Brothers 7-Year
Municipal Bond Index(4)
(reflects no deduction for                                               Since
fees, expenses or taxes)    3.98     4.89%     5.22%        4.97%       6/30/98
--------------------------------------------------------------------------------

                                                            SINCE       DATE OF
CLASS C SHARES                      1 YEAR    5 YEARS     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Allegiant Intermediate Tax
Exempt Bond Fund                     1.53%     2.96%        3.63%       2/24/00
--------------------------------------------------------------------------------
Lehman Brothers 7-Year
Municipal Bond Index(4)
(reflects no deduction for                                               Since
fees, expenses or taxes)             3.98%     4.89%        5.63%       2/29/00
--------------------------------------------------------------------------------


(1) PERFORMANCE FOR PERIODS PRIOR TO THE FUND'S COMMENCEMENT OF OPERATIONS AS A REGISTERED MUTUAL FUND REFLECTS PERFORMANCE OF THE PREDECESSOR COMMON TRUST FUND DESCRIBED ABOVE.

(2) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY AND ONLY SINCE THE FUND COMMENCED INVESTMENT OPERATIONS AS A REGISTERED MUTUAL FUND. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(3) AFTER-TAX RETURNS FOR PERIODS PRIOR TO COMMENCEMENT OF OPERATIONS AS A REGISTERED MUTUAL FUND ARE NOT AVAILABLE.

(4) THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED, BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX EXEMPT BOND FUNDS

ALLEGIANT MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income exempt from regular federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in municipal obligations that pay interest that is exempt from federal and Michigan personal income taxes

PRINCIPAL RISKS

Market risk, interest rate risk, credit risk, single state risk, non-diversification risk, tax risk

TICKER SYMBOL

Class A   AMMAX
Class C   AMUCX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests in investment grade securities, which are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including sale of such security, is in the best interests of investors.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 28, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.


PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Michigan Municipal Bond Fund which was reorganized into the Allegiant Michigan Intermediate Municipal Bond Fund on that date.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


 1997    1998     1999     2000    2001     2002     2003    2004   2005   2006
--------------------------------------------------------------------------------
 6.93%   4.76%   -1.60%    8.71%   4.38%    8.06%    3.83%   1.59%  1.01%  2.96%


                  Best Quarter      3.75%    (6/30/02)
                  Worst Quarter    -2.02%    (6/30/99)


The Fund's year-to-date total return for Class A Shares through June 30, 2007 was -0.24%.

                                                           TAX EXEMPT BOND FUNDS

                             ALLEGIANT MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
CLASS A SHARES                                 1 YEAR      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Allegiant Michigan Intermediate
Municipal Bond Fund

  Returns Before Taxes                         -0.16%       2.82%        3.69%

  Returns After Taxes on                       -0.36%       2.75%        3.63%
  Distributions(1)

  Returns After Taxes on
  Distributions and Sale of
  Fund Shares(1)                                1.56%       3.01%        3.75%
--------------------------------------------------------------------------------
Lehman Brothers 7-Year
Municipal Bond Index(2)
(reflects no deduction for fees,
expenses or taxes)                              3.98%       4.89%        5.22%
--------------------------------------------------------------------------------

                                                            SINCE       DATE OF
CLASS C SHARES                      1 YEAR    5 YEARS     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Allegiant Michigan
Intermediate
Municipal Bond Fund                  1.28%      2.74%       2.54%        8/6/01
--------------------------------------------------------------------------------
Lehman Brothers 7-Year
Municipal Bond Index(2)
(reflects no deduction for                                               Since
fees, expenses or taxes)             3.98%      4.89%       4.61%       7/31/01
--------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX EXEMPT BOND FUNDS

ALLEGIANT OHIO INTERMEDIATE TAX EXEMPT BOND FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income exempt from regular federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in municipal obligations that pay interest that is exempt from federal income and Ohio personal income taxes

PRINCIPAL RISKS


Market risk, interest rate risk, credit risk, single state risk, non-diversification risk, tax risk


TICKER SYMBOL

Class A     AOHRX
Class C     AOBCX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes. Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Ohio residents.


In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 28, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.


PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLL0WING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


  1997    1998     1999    2000    2001    2002    2003    2004    2005    2006
 ------------------------------------------------------------------------------
 7.35%   5.25%   -1.14%   8.67%   4.23%   8.53%   3.51%   1.91%   1.36%   3.33%


                      Best Quarter     3.73%   (6/30/02)
                      Worst Quarter   -1.96%   (6/30/99)


The Fund's year-to-date total return for Class A Shares through June 30, 2007 was -0.28%.

                                                           TAX EXEMPT BOND FUNDS

                                ALLEGIANT OHIO INTERMEDIATE TAX EXEMPT BOND FUND

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
CLASS A SHARES                                     1 YEAR   5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Allegiant Ohio Intermediate Tax Exempt Bond Fund

   Returns Before Taxes                             0.24%    3.07%      3.93%

   Returns After Taxes on Distributions(1)          0.24%    3.07%      3.93%

   Returns After Taxes on  Distributions
   and Sale of Fund Shares(1)                       1.34%    3.14%      3.95%
--------------------------------------------------------------------------------
Lehman Brothers 7-Year
Municipal Bond Index(2)
(reflects no deduction for
fees, expenses or taxes)                            3.98%    4.89%      5.22%
--------------------------------------------------------------------------------

                                                             SINCE     DATE OF
CLASS C SHARES                            1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Allegiant Ohio Intermediate
Tax Exempt Bond Fund                       1.59%    2.95%    3.58%     6/23/00
--------------------------------------------------------------------------------
Lehman Brothers 7-Year
Municipal Bond Index(2)
(reflects no deduction for                                              Since
fees, expenses or taxes)                   3.98%    4.89%    5.44%     6/30/00
--------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX EXEMPT BOND FUNDS

ALLEGIANT PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax, as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in municipal obligations that pay interest that is exempt from federal and Pennsylvania personal income taxes

PRINCIPAL RISKS


Market risk, interest rate risk, credit risk, single state risk, non-diversification risk, tax risk


TICKER SYMBOL

Class A     APMRX
Class C     APBCX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years.


Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 28, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.


PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLL0WING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


  1997    1998     1999    2000    2001    2002    2003    2004    2005    2006
 ------------------------------------------------------------------------------
 6.83%   5.62%   -1.05%   8.77%   4.20%   8.03%   3.63%   1.77%   1.40%   3.27%


                      Best Quarter     3.79%   (9/30/02)
                      Worst Quarter   -2.17%   (6/30/04)


The Fund's year-to-date total return for Class A Shares through June 30, 2007 was -0.02%.

                                                           TAX EXEMPT BOND FUNDS

                         ALLEGIANT PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
CLASS A SHARES                                     1 YEAR   5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Allegiant Pennsylvania Intermediate
Municipal Bond Fund

   Returns Before Taxes                             0.20%    2.96%      3.88%

   Returns After Taxes on Distributions(1)          0.16%    2.95%      3.87%

   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)                       1.33%    3.03%      3.89%
--------------------------------------------------------------------------------
Lehman Brothers 7-Year
Municipal Bond Index(2)
(reflects no deduction for
fees, expenses or taxes)                            3.98%    4.89%      5.22%
--------------------------------------------------------------------------------

                                                             SINCE     DATE OF
CLASS C SHARES                            1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Allegiant Pennsylvania Intermediate
Municipal Bond Fund                        1.63%    2.86%    3.09%     2/24/00
--------------------------------------------------------------------------------
Lehman Brothers 7-Year
Municipal Bond Index(2)
(reflects no deduction for                                              Since
fees, expenses or taxes)                   3.98%    4.89%    5.63%     2/29/00
--------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX EXEMPT BOND FUNDS

FUND FEES AND EXPENSES

-----------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------

                                                                  MICHIGAN                 OHIO              PENNSYLVANIA
                                           INTERMEDIATE         INTERMEDIATE           INTERMEDIATE          INTERMEDIATE
                                            TAX EXEMPT            MUNICIPAL             TAX EXEMPT             MUNICIPAL
                                            BOND FUND            BOND FUND               BOND FUND             BOND FUND

                                        CLASS A    CLASS C    CLASS A    CLASS C    CLASS A    CLASS C    CLASS A    CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)       3.00%(1)     None     3.00%(1)     None     3.00%(1)     None     3.00%(1)     None
-----------------------------------------------------------------------------------------------------------------------------

Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)      None(2)    1.00%(3)   None(2)    1.00%(3)   None(2)    1.00%(3)   None(2)    1.00%(3)

-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)      None        None      None        None      None        None       None       None
-----------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)       None        None      None        None      None        None       None       None
-----------------------------------------------------------------------------------------------------------------------------
Exchange Fee                             None        None      None        None      None        None       None       None
-----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------

Investment Advisory Fees*               0.55%      0.55%      0.55%      0.55%      0.55%      0.55%      0.55%      0.55%
----------------------------------------------------------------------------------------------------------------------------

Distribution (12b-1) Fees               0.02%(4)   0.75%      0.02%(4)   0.75%      0.02%(4)   0.75%      0.01%(4)   0.75%
----------------------------------------------------------------------------------------------------------------------------
Other Expenses:
----------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)        0.25%      0.25%      0.25%      0.25%      0.25%      0.25%      0.25%      0.25%
----------------------------------------------------------------------------------------------------------------------------
   Other                                0.15%      0.15%      0.16%      0.16%      0.14%      0.14%      0.16%      0.16%
----------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                    0.40%      0.40%      0.41%      0.41%      0.39%      0.39%      0.41%      0.41%
----------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses*                     0.97%      1.70%      0.98%      1.71%      0.96%      1.69%      0.97%      1.71%
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* EXPENSES ARE BASED ON AMOUNTS INCURRED BY THE FUNDS DURING THEIR MOST RECENT FISCAL YEAR (ADJUSTED FOR CURRENT DISTRIBUTION (12b-1) FEES EXPECTED TO BE INCURRED) AND DO NOT REFLECT THE VOLUNTARY WAIVERS OF INVESTMENT ADVISORY FEES BY THE ADVISER. THESE VOLUNTARY WAIVERS ARE EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2008 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THESE WAIVERS, ACTUAL INVESTMENT ADVISORY FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE FISCAL YEAR ENDED MAY 31, 2007 WERE:


                                                                  MICHIGAN                OHIO              PENNSYLVANIA
                                          INTERMEDIATE          INTERMEDIATE          INTERMEDIATE          INTERMEDIATE
                                           TAX EXEMPT             MUNICIPAL            TAX EXEMPT            MUNICIPAL
                                           BOND FUND              BOND FUND             BOND FUND            BOND FUND

                                       CLASS A    CLASS C     CLASS A   CLASS C    CLASS A    CLASS C    CLASS A    CLASS C
----------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                0.40%      0.40%      0.40%      0.40%      0.40%      0.40%      0.40%      0.40%
----------------------------------------------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses    0.82%      1.55%      0.83%      1.56%      0.81%      1.54%      0.82%      1.56%
----------------------------------------------------------------------------------------------------------------------------

(1) This sales charge varies depending upon how much you invest. For more information on the sales charge waiver, see the "Sales Charges" section of this prospectus.

(2) A contingent deferred sales charge of 1.00% is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months.

(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to 18 months from the date of purchase.

(4) Distribution (12b-1) Fees have been restated to reflect current fees expected to be incurred by each Fund's Class A Shares during the current fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than the Distribution (12b-1) Fees stated in the tables above during the current fiscal year.

(5) Certain financial institutions may provide administrative services to their customers who own Class A or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

      For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution and Shareholder Service Plans."

                                                           TAX EXEMPT BOND FUNDS

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Allegiant Tax Exempt Bond Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in Class A or Class C shares of a Fund for the time periods indicated and that you redeem your shares at the end of those periods.

The Examples also assume that your investment has a 5% return each year, Fund expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be different, your approximate costs would be:

                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------

INTERMEDIATE TAX EXEMPT BOND FUND
   Class A Shares                                 $381      $554      $741     $1,283
   Class C Shares(1)                               258       490       845      1,845
   Class C Shares(2)                               158       490       845      1,845
---------------------------------------------------------------------------------------
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
   Class A Shares                                 $382      $557      $747     $1,295
   Class C Shares(1)                               259       493       850      1,856
   Class C Shares(2)                               159       493       850      1,856
---------------------------------------------------------------------------------------
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
   Class A Shares                                 $380      $551      $736     $1,272
   Class C Shares(1)                               257       486       839      1,834
   Class C Shares(2)                               157       486       839      1,834
---------------------------------------------------------------------------------------
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
   Class A Shares                                 $381      $554      $741     $1,283
   Class C Shares(1)                               259       493       850      1,856
   Class C Shares(2)                               159       493       850      1,856
---------------------------------------------------------------------------------------


(1)   If you redeem your shares at the end of the period.

(2)   If you do not redeem your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL RISKS


-----------------------------------------------------------------------------------------------------------------------------------
                                            Active                    Interest              Non-      Prepayment/
                                           Trading Credit Derivatives   Rate   Market Diversification  Extension  Single State  Tax
                                            Risk    Risk      Risk      Risk    Risk        Risk          Risk        Risk     Risk
-----------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
   Bond Fund                                  X      X         X         X       X                         X
-----------------------------------------------------------------------------------------------------------------------------------
   Government Mortgage Fund                   X      X                   X       X                         X
-----------------------------------------------------------------------------------------------------------------------------------
   Intermediate Bond Fund                     X      X         X         X       X                         X
-----------------------------------------------------------------------------------------------------------------------------------
   Limited Maturity Bond Fund                 X      X                   X       X                         X
-----------------------------------------------------------------------------------------------------------------------------------
   Total Return Advantage Fund                X      X         X         X       X                         X
-----------------------------------------------------------------------------------------------------------------------------------
   Ultra Short Bond Fund                      X      X                   X       X                         X
-----------------------------------------------------------------------------------------------------------------------------------
TAX EXEMPT BOND FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
   Intermediate Tax Exempt Bond Fund                 X                   X       X
-----------------------------------------------------------------------------------------------------------------------------------
   Michigan Intermediate Municipal
      Bond Fund                                      X                   X       X           X                          X       X
-----------------------------------------------------------------------------------------------------------------------------------
   Ohio Intermediate Tax Exempt Bond
      Fund                                           X                   X       X           X                          X       X
-----------------------------------------------------------------------------------------------------------------------------------
   Pennsylvania Intermediate
      Municipal Bond Fund                            X                   X       X           X                          X       X
-----------------------------------------------------------------------------------------------------------------------------------

ACTIVE TRADING RISK. If the Adviser frequently buys and sells securities, the results may be correspondingly higher expenses and other transaction costs, which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can not meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although a Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


For the Intermediate Tax Exempt Bond, Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds, there may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities. For the Total Return Advantage Fund and Bond Fund, junk bonds involve a greater risk of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.


DERIVATIVES RISK. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments.

INTEREST RATE RISK. An investment by the Funds in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that a Fund's yield will decline due to falling interest rates.

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Government Mortgage Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole. The Bond, Intermediate Bond, Limited Maturity Bond, Total Return Advantage and Ultra Short Bond Funds are also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole. The Intermediate Tax Exempt Bond Fund is also subject to the risk that municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole. The Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds are also subject to the risk that the relevant state-specific municipal securities in which they invest may underperform other segments of the fixed income markets or the fixed income markets as a whole.


NON-DIVERSIFICATION RISK. The Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds are non-diversified, which means that the Funds may invest in the securities of relatively few issuers. As a result, the Funds may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.


Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

SINGLE STATE RISK. A Fund's focus on investments in securities of issuers located in Michigan (in the case of the Michigan Intermediate Municipal Bond
Fund), Ohio (in the case of the Ohio Intermediate Tax Exempt Bond Fund) and Pennsylvania (in the case of the Pennsylvania Intermediate Municipal Bond Fund) leaves each Fund subject to the particular economic, political and regulatory events relating to such securities to a greater extent than if its assets were not so concentrated.

TAX RISK. The Kentucky Supreme Court has held that state tax laws cannot discriminate against other states' municipal securities, and the U.S. Supreme Court has granted a petition to review that decision. If the U.S. Supreme Court affirms the Kentucky Supreme Court's holding, such a decision could adversely affect state tax exemptions for municipal bond interest and the market for single-state municipal bond funds, such as the Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund and Pennsylvania Intermediate Municipal Bond Fund.


For additional information about risks, see "More Information About Principal Investment Strategies" in Appendix A.

--------------------------------------------------------------------------------

INVESTMENT ADVISER AND INVESTMENT TEAMS


Allegiant Asset Management Company, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2007, the Adviser had approximately $30 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board of Trustees of Allegiant supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.


The table below shows the management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal year ended May 31, 2007:

---------------------------------------------------------------------------------------------------------------------
                                                                                           ADVISORY FEES PAID AS
                                                                                          A PERCENTAGE OF AVERAGE
                                                                                       NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                                 MANAGEMENT TEAM                   ENDED MAY 31, 2007
---------------------------------------------------------------------------------------------------------------------
Bond Fund                                       Taxable Fixed Income Management Team              0.45%

---------------------------------------------------------------------------------------------------------------------
Government Mortgage Fund                        Taxable Fixed Income Management Team              0.40%
---------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                          Taxable Fixed Income Management Team              0.40%
---------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                      Taxable Fixed Income Management Team              0.35%
---------------------------------------------------------------------------------------------------------------------
Total Return Advantage Fund                     Taxable Fixed Income Management Team              0.40%
---------------------------------------------------------------------------------------------------------------------
Ultra Short Bond Fund                           Taxable Fixed Income Management Team              0.20%
---------------------------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Bond Fund                    Municipal Fixed Income Team                  0.40%
---------------------------------------------------------------------------------------------------------------------
Michigan Intermediate Municipal Bond Fund            Municipal Fixed Income Team                  0.40%
---------------------------------------------------------------------------------------------------------------------
Ohio Intermediate Tax Exempt Bond Fund               Municipal Fixed Income Team                  0.40%
---------------------------------------------------------------------------------------------------------------------
Pennsylvania Intermediate Municipal Bond Fund        Municipal Fixed Income Team                  0.40%
---------------------------------------------------------------------------------------------------------------------


A discussion regarding the basis for the Board's approval of the Funds' advisory agreements is available in the semi-annual report to shareholders for the period ended November 30, 2006.

PORTFOLIO MANAGEMENT TEAMS

NAME                                    BUSINESS EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------------
TAXABLE FIXED INCOME MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------

Andrew Harding                          Mr. Harding has primary responsibility for taxable fixed income strategy and performance at
Senior Director for Taxable             the Adviser.
Fixed Income Investments
Years with the Adviser: 7               Mr. Harding has been with the Adviser since 2000.
Industry experience: 27 years
------------------------------------------------------------------------------------------------------------------------------------
Cynthia D. Cole                         Ms. Cole is primarily responsible for analyzing and recommending corporate sector
Director of Corporate Bond Investment   investments.
Years with the Adviser: 8
Industry experience: 22 years           Ms. Cole has been with the Adviser since 1999.
------------------------------------------------------------------------------------------------------------------------------------
Timothy Compan, Jr., CFA                Mr. Compan has responsibility for corporate bond portfolio management and trading.
Corporate Bond Specialist
Years with the Adviser: 4               Prior to joining the Adviser in 2003, Mr. Compan was a corporate bond trader for Goldman
Industry experience: 7 years            Sachs Asset Management, L.P. Mr. Compan had been with Goldman Sachs Asset Management, L.P.
                                        since 1999.
------------------------------------------------------------------------------------------------------------------------------------
Brian L. Stine, CFA                     Mr. Stine is primarily responsible for fixed income security and portfolio research.
Senior Portfolio Manager
Years with the Adviser: 3               Prior to joining the Adviser in 2004, Mr. Stine was a senior portfolio manager with Smith
Industry experience: 27 years           Graham & Company. Mr. Stine had been with Smith Graham & Company since 1993.
------------------------------------------------------------------------------------------------------------------------------------
Mark Lozina, CFA                        Mr. Lozina has day-to-day responsibility for fixed income security and portfolio research.
Fixed Income Analyst
Years with the Adviser: 5               Mr. Lozina has been with the Adviser since 2002.
Industry experience: 12 years
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL FIXED INCOME TEAM
------------------------------------------------------------------------------------------------------------------------------------
Cynthia D. Cole                         Ms. Cole has leadership responsibility for the municipal fixed income investment style.
Senior Portfolio Manager
Years with the Adviser: 8               Ms. Cole has been with the Adviser since 1999.
Industry experience: 22 years
------------------------------------------------------------------------------------------------------------------------------------
Patrick J. Azouri, CFA                  Mr. Azouri has responsibility for municipal fixed income and portfolio research for the
Portfolio Manager                       Intermediate Tax Exempt Bond Fund and the Ohio Intermediate Tax Exempt Bond Fund.
Years with the Adviser: 4
Industry experience: 8 years            Mr. Azouri joined the Adviser in 2003. He was an Analyst in the Finance Department until
                                        October 2005 when he joined the Fixed Income Management Team. Mr. Azouri worked for
                                        National City Corporation in the Consumer and Small Business Group since 2002.
------------------------------------------------------------------------------------------------------------------------------------
Keith Erwin                             Mr. Erwin has responsibility for municipal fixed income investments for the Michigan
Portfolio Manager                       Intermediate Municipal Bond Fund and the Pennsylvania Intermediate Municipal Bond Fund.
Years with the Adviser: 9
Industry experience: 11 years           Mr. Erwin has been with the Adviser since 1998.
------------------------------------------------------------------------------------------------------------------------------------


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is described in the Statement of Additional Information.

PURCHASING, EXCHANGING AND REDEEMING FUND SHARES

This section tells you how to purchase, exchange and redeem Class A Shares and Class C Shares of the Funds. The Funds may accept or reject any purchase order.

Class A Shares and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

      CLASS A SHARES

      o FRONT-END SALES CHARGE (SEE PAGE 36 FOR INFORMATION ABOUT REDUCED OR WAIVED FRONT-END SALES CHARGES)

      o CONTINGENT DEFERRED SALES CHARGE ON PURCHASES OF $1 MILLION OR MORE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)

      o     12b-1 FEES UP TO 0.10% OF NET ASSETS

      o     SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

      o     $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT


      o     DOES NOT CONVERT TO ANY OTHER SHARE CLASS


      o     $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class A Shares are for individuals, corporate investors and retirement plans.

      CLASS C SHARES

      o     NO FRONT-END SALES CHARGE

      o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)

      o     12b-1 FEES UP TO 0.75% OF NET ASSETS

      o     SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

      o     $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT

      o     DOES NOT CONVERT TO ANY OTHER SHARE CLASS

      o     $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class C Shares are for individuals, corporate investors and retirement plans.


For investors purchasing Class A or Class C Shares through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" on page 34. For information on how to open an account and set up procedures for placing transactions, call 1-800-622-FUND (3863).

The Adviser and its affiliates currently make payments from their own resources to financial intermediaries that generate purchase orders. These payments are separate from any 12b-1 fees or shareholder service fees paid by the Funds to those financial intermediaries. The Adviser and its affiliates also participate in certain arrangements whereby the Adviser or its affiliates may pay from their own resources financial intermediaries for inclusion of the Funds on certain preferred sales lists or other similar programs intended to generate fund sales. In some cases, these payments may create an incentive for a financial intermediary to recommend sales of fund shares. The Adviser or its affiliates may discontinue these payments at any time. Please see the Statement of Additional Information for more information on these payments and the programs described above.


The Adviser will monitor each Fund's asset size and, subject to approval by Allegiant's Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

HOW TO PURCHASE AND EXCHANGE FUND SHARES

                          NEW ACCOUNT SET UP                                   ADDING TO AN EXISTING ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
BY MAIL                   o  Complete and sign an application. Applications    o  Provide purchase instructions with the fund name,
                             may be requested by calling 1-800-622-FUND           share class, your account number and account
                             (3863) or may be downloaded from our website at      registration information.
                             www.allegiantfunds.com.
                                                                               o  Make your check payable to "Allegiant Funds (Fund
                          o  Make your check payable to "Allegiant Funds          name)." Allegiant cannot accept third-party
                             (Fund name)." Allegiant cannot accept                checks, starter checks, credit cards, credit card
                             third-party checks, starter checks, credit           checks, cash or cash equivalents (i.e., cashier's
                             cards, credit card checks, cash or cash              check, bank draft, money order or travelers'
                             equivalents (i.e., cashier's check, bank draft,      check).
                             money order or travelers' check).
                                                                               o  Mail the instructions and the check to one of the
                          o  Mail the completed and signed account                two mailing addresses provided.
                             application and your check to:

                                Allegiant Funds
                                c/o PFPC Inc.
                                P.O. Box 9795
                                Providence, RI 02940-9795

                                OVERNIGHT DELIVERY TO:

                                Allegiant Funds
                                c/o PFPC Inc.
                                101 Sabin Street
                                Pawtucket, RI 02860-1427
------------------------------------------------------------------------------------------------------------------------------------

ONLINE                    o  Visit our site and click on "Account Access."     o  You may place your purchase order on our website
WWW.ALLEGIANTFUNDS.COM       Or log on to our on-line Forms Center to print       using your established banking instructions for
                             or complete an application on-line. Mail             payment. To authorize this service, please
                             the application to the address below.                complete an Account Maintenance Form or call
                                                                                  1-800-622-FUND (3863).

                          o  Unless you arrange to pay by wire or ACH, write
                             your check, payable in U.S. dollars, to
                             "Allegiant Funds (Fund name)." Allegiant cannot
                             accept third-party checks, starter checks,
                             credit cards, credit card checks, cash or cash
                             equivalents (i.e., cashier's check, bank draft,
                             money order or travelers' check).
------------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE WITH         o  Call Investor Services at 1-800-622-FUND (3863)   o  If you previously selected the telephone purchases
WIRE TRANSFER                to set up an account number and to receive a         option for your account, call Investor Services at
                             wire control number to be included in the body       1-800-622-FUND (3863) to purchase additional
                             of the wire.                                         shares.

                          o  Ask your bank to immediately transmit available   o  If your bank account information is on file, you
                             funds by wire. Your bank may charge you a            can request purchases through federal funds wire
                             wiring fee for this service.                         or electronic transfer through the Automated
                                                                                  Clearing House.
                          o  Wiring instructions are as follows:
                                                                               o  To add telephone purchases option to your account,
                                PNC Bank, N.A.                                    please complete an Account Maintenance Form or
                                Philadelphia, PA                                  call Investor Services.
                                ABA # 031000053
                                DDA# 8611711342
                                For credit to the Allegiant Funds
                                Further credit (your name and fund account
                                number)
                                Confirmation or order number (if applicable)


                          o Complete and sign the account application and mail to:

                                Allegiant Funds
                                c/o PFPC Inc.
                                P.O. Box 9795
                                Providence, RI 02940-9795

                                OVERNIGHT DELIVERY TO:

                                Allegiant Funds
                                c/o PFPC Inc.
                                101 Sabin Street
                                Pawtucket, RI 02860-1427
------------------------------------------------------------------------------------------------------------------------------------

                          NEW ACCOUNT SET UP                                   ADDING TO AN EXISTING ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE WITH ACH     o  Call Investor Services at 1-800-622-FUND (3863)   o  If you previously selected the telephone purchases
                             to set up an account and obtain an account           option for your account, call Investor Services at
                             number.                                              1-800-622-FUND (3863) to purchase additional
                                                                                  shares.

                          o  Ask your bank to immediately transmit available
                             funds.                                            o  If your bank account information is on file, you
                                                                                  can request purchases through federal funds wire
                          o  Complete and sign the account application and        or electronic transfer through the Automated
                             mail to:                                             Clearing House.

                                Allegiant Funds                                o  To add telephone purchases option to your account,
                                c/o PFPC Inc.                                     please complete an Account Maintenance Form or
                                P.O. Box 9795                                     call Investor Services.
                                Providence, RI 02940-9795


                                OVERNIGHT DELIVERY TO:

                                Allegiant Funds
                                c/o PFPC Inc.
                                101 Sabin Street
                                Pawtucket, RI 02860-1427
------------------------------------------------------------------------------------------------------------------------------------

PLANNED INVESTMENT        o  With a $50 minimum initial investment, you may    o  With current bank account information on your
PROGRAM                      purchase Class A or Class C Shares                   account, participation in the program can be
(SYSTEMATIC INVESTING)       automatically through regular deductions from        arranged via the Internet or by calling
                             your regular checking or savings bank account        1-800-622-FUND (3863).
                             in amounts of at least $50 per month per
                             account.                                          o  For existing accounts, without bank account
                                                                                  information, participation can be arranged by
                          o  You may arrange for participation in this            completing an Account Maintenance Form with
                             program when a new account is established.           banking information. This form must include a
                                                                                  signature guarantee by a bank or other financial
                                                                                  institution.
------------------------------------------------------------------------------------------------------------------------------------
BY EXCHANGE               o  You may exchange your shares of a Fund for the    o  If you previously selected the telephone exchange
                             same class of shares of another Allegiant Fund.      option for your account, call our Investor
                                                                                  Services at 1-800-622-FUND (3863) to exchange
                          o  Call with your account name, number, and amount      your shares.
                             of exchange into an existing account (minimum
                             amount is $500).                                  o  To authorize exchanges to your account, please
                                                                                  complete an Account Maintenance Form or call
                          o  You may exchange your shares on any Business         Investor Services.
                             Day. The deadline for submitting same day
                             exchange orders to Allegiant's transfer agent
                             is 4:00 p.m. Eastern time.

------------------------------------------------------------------------------------------------------------------------------------
SYSTEMATIC                o  You may exchange shares of an Allegiant Fund for any other Allegiant Fund of the same class
EXCHANGE PROGRAM             automatically, at periodic intervals. If you would like to enter a program concerning Class C Shares, you must exchange them within either six or twelve months from the date of purchase. The minimum exchange amount is $50.

                          o  Because purchases of Class A Shares of Funds may be subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Class A Shares in connection with this program.

                          o  You may arrange for participation in this program via the Internet at www.allegiantfunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY    o  Contact your financial consultant, financial intermediary or institution to transact initial purchases or additional purchases of shares of Allegiant Funds. Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to
                             Allegiant's transfer agent on time.


                          o  Allegiant may authorize certain financial intermediaries to receive, on behalf of Allegiant, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to receive such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is received by the financial intermediary on a Business Day, and the order will be priced at the Fund's net asset value ("NAV") per share next determined after such receipt by the financial intermediary.

                          o  Your financial consultant, financial intermediary or institution may set different minimum initial and additional investment requirements and may charge a fee for its services.
------------------------------------------------------------------------------------------------------------------------------------


NOTE: IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM YOUR DATE OF PURCHASE).


WHEN YOU EXCHANGE SHARES, YOU ARE REALLY SELLING YOUR SHARES, WHICH MAY SUBJECT YOU TO TAX, AND BUYING OTHER FUND SHARES. YOUR SALE PRICE AND PURCHASE PRICE WILL BE BASED ON THE NAVS NEXT CALCULATED AFTER A FUND RECEIVES YOUR EXCHANGE REQUEST.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, a Fund generally values its investment portfolio at market price. Certain short-term obligations with maturities of 60 days or less that are used to manage a Fund's cash are valued on the basis of amortized cost. Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of the Funds.


If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices will be determined in good faith by the Fund accountant and Adviser using methods approved by the Board of Trustees. A Fund will use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. A Fund will also use fair value pricing for domestic securities when a significant event (e.g., there is a "thin" market in the security or the security has not been traded for an extended period of time) impacts the value of such securities. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.


Investments by any Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a Fund's NAV on the business day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments. Expenses common to all the Funds in the Trust are allocated among the Funds on the basis of average net assets. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

GENERAL INFORMATION REGARDING PURCHASES

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Allegiant may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders. A Fund seeks to make these decisions to the best of its abilities in a manner that it believes is consistent with shareholder interests. A Fund may reject, cancel or revoke the purchase on the following Business Day, or as soon thereafter as possible.

The price per share (the offering price) will be the NAV next determined after a Fund or an authorized financial intermediary receives your purchase order in proper form plus, in the case of Class A Shares, the applicable front-end sales charge. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

Certain shareholders may also purchase shares of the Allegiant Advantage Institutional Money Market Fund ("Advantage Fund," and together with the Funds, the "Fund Complex"), an investment portfolio of another registered investment company for whom the Adviser provides investment advisory services. The Advantage Fund's minimum initial investment is $5 million. There is no minimum subsequent investment. The Advantage Fund, at its discretion, may reduce the minimum initial investment for specific shareholders whose aggregate relationship with the Fund Complex is substantially equivalent to the $5 million minimum and warrants this reduction. The minimum initial investment also may be waived if the investor has, in the opinion of the Advantage Fund, adequate intent and availability of assets to reach a future level of investment of $5 million in the Fund Complex. Please see an Advantage Fund prospectus for more information.


GENERAL INFORMATION REGARDING EXCHANGES

You may exchange your shares of a Fund for the same class of shares of another Allegiant Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Allegiant's transfer agent is 4:00 p.m. Eastern time.

o     CLASS A SHARES


      You may exchange Class A Shares of any Allegiant Fund for Class A Shares of any other Allegiant Fund. If you exchange shares that you purchased without a sales charge into an Allegiant Fund with a sales charge, that exchange is subject to the sales charge applicable to the new Fund. If you exchange shares into an Allegiant Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.


o     CLASS C SHARES

      You may exchange Class C Shares of any Allegiant Fund for Class C Shares of any other Allegiant Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

SALES CHARGES

FRONT-END SALES CHARGES -- CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales load. The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment and your investment selection:

BOND, GOVERNMENT MORTGAGE, INTERMEDIATE BOND AND TOTAL RETURN ADVANTAGE FUNDS

-------------------------------------------------------------------------------
                                                                  DEALERS'
                           SALES CHARGE AS   AS A % OF NET       REALLOWANCE
IF YOUR                   A % OF  OFFERING       AMOUNT      AS A % OF OFFERING
INVESTMENT IS:             PRICE PER SHARE      INVESTED       PRICE PER SHARE
-------------------------------------------------------------------------------
Less than $50,000               4.50              4.71              4.00
-------------------------------------------------------------------------------
$50,000 but less
   than $100,000                4.00              4.17              3.50
-------------------------------------------------------------------------------
$100,000 but less
   than $250,000                3.75              3.90              3.25
-------------------------------------------------------------------------------
$250,000 but less
   than $500,000                2.50              2.56              2.00
-------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000              2.00              2.04              1.50
-------------------------------------------------------------------------------
$1,000,000 or more              0.00              0.00              0.00
-------------------------------------------------------------------------------

INTERMEDIATE TAX EXEMPT BOND, MICHIGAN INTERMEDIATE MUNICIPAL BOND, OHIO INTERMEDIATE TAX EXEMPT BOND AND PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUNDS

-------------------------------------------------------------------------------
                                                                  DEALERS'
                           SALES CHARGE AS   AS A % OF NET       REALLOWANCE
IF YOUR                   A % OF  OFFERING       AMOUNT      AS A % OF OFFERING
INVESTMENT IS:             PRICE PER SHARE      INVESTED       PRICE PER SHARE
-------------------------------------------------------------------------------
Less than $100,000              3.00              3.09              2.50
-------------------------------------------------------------------------------
$100,000 but less
   than $250,000                2.00              2.04              1.50
-------------------------------------------------------------------------------
$250,000 but less
   than $500,000                1.50              1.52              1.00
-------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000              1.00              1.01              0.50
-------------------------------------------------------------------------------
$1,000,000 or more              0.00              0.00              0.00
-------------------------------------------------------------------------------

LIMITED MATURITY BOND FUND

-------------------------------------------------------------------------------
                                                                  DEALERS'
                           SALES CHARGE AS   AS A % OF NET       REALLOWANCE
IF YOUR                   A % OF  OFFERING       AMOUNT      AS A % OF OFFERING
INVESTMENT IS:             PRICE PER SHARE      INVESTED       PRICE PER SHARE
-------------------------------------------------------------------------------
Less than $100,000              2.00              2.04              1.50
-------------------------------------------------------------------------------
$100,000 but less
   than $250,000                1.50              1.52              1.25
-------------------------------------------------------------------------------
$250,000 but less
   than $500,000                1.00              1.01              0.75
-------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000              0.50              0.50              0.25
-------------------------------------------------------------------------------
$1,000,000 or more              0.00              0.00              0.00
-------------------------------------------------------------------------------

ULTRA SHORT BOND FUND

-------------------------------------------------------------------------------
                                                                  DEALERS'
                           SALES CHARGE AS   AS A % OF NET       REALLOWANCE
IF YOUR                   A % OF  OFFERING       AMOUNT      AS A % OF OFFERING
INVESTMENT IS:             PRICE PER SHARE      INVESTED       PRICE PER SHARE
-------------------------------------------------------------------------------
Less than $100,000              1.00              1.01              0.50
-------------------------------------------------------------------------------
$100,000 but less
   than $1,000,000              0.50              0.50              0.25
-------------------------------------------------------------------------------
$1,000,000 or more              0.00              0.00              0.00
-------------------------------------------------------------------------------


There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more and in such cases, the Underwriter, Adviser, or one of their affiliates, will make a payment to the selected dealer in an amount not to exceed 0.50% of the amount invested. If you redeem the shares purchased without a sales charge within 18 months after the purchase date, a contingent deferred sales charge of 0.50% will be assessed against your account.


REDUCED SALES CHARGES - CLASS A SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. For purposes of this calculation, and due to the fact that Class B Shares are no longer being offered, you may include the value of any Class B Shares. Allegiant will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for:

(i)   your account;

(ii)  your spouse's account;

(iii) a joint account with your spouse; or

(iv)  your minor children's trust or custodial accounts.

A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. Allegiant will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK US FOR THE REDUCTION AT THE TIME OF PURCHASE. You must provide Allegiant with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). Accounts to be aggregated include investment accounts held at different broker-dealers and retirement accounts. Allegiant may amend or terminate this right of accumulation at any time.

COMBINED PURCHASES. You may qualify for a reduced sales charge if you are purchasing shares of the Funds. When calculating the appropriate sales charge rate, Allegiant will combine same day purchases of Class A Shares of the Funds (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21), in investment accounts held at different broker-dealers and retirement accounts. This combination also applies to Class A Shares that you purchase with a Letter of Intent, as described below. YOU MUST NOTIFY ALLEGIANT OF THE PURCHASES THAT QUALIFY FOR THIS DISCOUNT AT THE TIME OF PURCHASE. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the Fund or your financial intermediary of the existence of other accounts which you have with an intermediary in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be asked to provide information or records, including account statements, regarding shares of Allegiant Funds held in:

o     all of your accounts at Allegiant or a financial intermediary;

o     any of your accounts at another financial intermediary; and

o accounts of parties related to you, such as your spouse or minor children (under age 21), at any financial intermediary.


LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. Allegiant will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send Allegiant a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.


The Letter authorizes Allegiant to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period or you redeem the entire amount within one year from the date on which the total intended purchase was completed, Allegiant's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

For more information on reduced sales charges, please visit Allegiant's website at www.allegiantfunds.com or consult your broker or financial intermediary. The website includes information on sales charges, free of charge and in a clear and prominent format (click on "Funds," click on "Sales Charges and Breakpoints," and then click on "Allegiant Funds Sales Charges," "click here" or "prospectus").

WAIVER OF FRONT-END SALES CHARGE - CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:

o by Trustees and officers of Allegiant and their immediate families (spouse, parents, siblings, children and grandchildren);

o by directors and retired directors of National City Corporation (NCC) or any of its affiliates and their immediate families, employees and retired employees of NCC or any of its affiliates and their immediate families and participants in employee benefit/ retirement plans of NCC or any of its affiliates;

o by officers, directors, employees and retirees of any sub-advisers of the Funds, co-administrators, transfer agent, distributor and custodian and members of their immediate families;

o by direct transfer or rollover from a qualified plan for which affiliates of NCC serve as trustee or agent (or certain institutions having relationships with affiliates of NCC);

o by investors purchasing through payroll deduction or investors investing through "one stop" networks;

o by orders placed by qualified broker-dealers, investment advisers or financial planners who charge a management fee for their services and place trades for their own account or accounts of clients;

o through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Charles Schwab Mutual Fund Marketplace(TM). Check with your broker-dealer to see if you qualify for this exemption; and

o by direct rollover from an Allegiant Plus Retirement Plan or Allegiant SIMPLE IRA.

REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of any Fund at NAV without the normal front-end sales charge, up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without paying another front-end sales charge. To exercise this privilege, Allegiant must receive your purchase order within 180 days of your redemption. IN ADDITION, YOU MUST NOTIFY ALLEGIANT WHEN YOU SEND IN YOUR PURCHASE ORDER THAT YOU ARE REPURCHASING SHARES AND WOULD LIKE TO EXERCISE THIS OPTION.

CONTINGENT DEFERRED SALES CHARGES


If you redeem your Class A Shares purchased in the amount of $1,000,000 or more without a sales charge within 18 months after your purchase, you will pay a contingent deferred sales charge of 0.50%.

You do not pay a sales charge when you purchase Class C Shares. The offering price of Class C Shares is simply the next calculated NAV. If you redeem your Class C Shares within 18 months after your purchase, you will pay a contingent deferred sales of 1.00% on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request.

The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges for the same Class of Shares of another Allegiant Fund. There is no conversion feature for Class C Shares.

When an investor redeems shares, they are redeemed first from those shares that are not subject to the contingent deferred sales charge (i.e., shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the shares that have been held the longest.


The contingent deferred sales charge will be waived if you redeem your Class C Shares for the following reasons:

o     redemptions following the death or disability of a shareholder;

o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

o     redemptions by a settlor of a living trust;

o redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

o     return of excess contributions;

o redemptions following the death or disability of both shareholders in the case of joint accounts;


o     exchange of Class C Shares for Class C Shares of another Allegiant Fund;


o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

o exchange of Class C Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

o redemptions by participants in a qualified plan who transfer funds from an Allegiant Fund to a non-Allegiant Fund available through the plan.

GENERAL INFORMATION ABOUT SALES CHARGES


Your securities dealer is paid a commission when you buy Class A Shares or Class C Shares. When you buy Class A Shares, your securities dealer is also paid a servicing fee immediately and as long as you hold your shares. On purchases of Class A Shares of $1,000,000 or more, a payment will be made to the selected dealer in an amount not to exceed 0.50% of the amount invested. When you buy Class C Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.


From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

HOW TO REDEEM YOUR FUND SHARES


Shareholders may redeem shares by following the procedures described below.

--------------------------------------------------------------------------------------------------------------------
ONLINE                         The minimum amount for Internet redemption is $100. You may arrange for participation
WWW.ALLEGIANTFUNDS.COM         in a Systematic Withdrawal Plan (see below for more information). To authorize a
                               Systematic Withdrawal Plan, please complete an Account Maintenance Form or call
                               1-800-622-FUND (3863).
--------------------------------------------------------------------------------------------------------------------
TELEPHONE                      Call with your account name, number, and amount of redemption (minimum amount is
1-800-622-FUND (3863)          $100). Redemptions will be sent to the shareholder's address or bank account on record.
--------------------------------------------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWAL PLAN     If you have at least $1,000 in your account, you may use the Systematic Withdrawal
                               Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class C Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or via electronic transfer to your bank checking or savings account. Participation in this program can be arranged when completing an account application or an Account
                               Maintenance Form, via the Internet, or calling 1-800-622-FUND (3863).
--------------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY         Contact your financial consultant, financial intermediary or institution. Your financial consultant, financial intermediary or institution may charge a fee for its services, in addition to the fees charged by the Fund.
--------------------------------------------------------------------------------------------------------------------

SIGNATURE GUARANTEE


The use of a signature guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities and is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors. These include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the signature guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a Medallion Signature Guarantee, nor can we accept a comparison signature guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.


RECEIVING YOUR MONEY


If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to redeem $100,000 or more of your shares, please notify Allegiant in writing and include a Medallion Signature Guarantee from a bank or other financial institution (see "Signature Guarantee" above).

Redemption requests will be processed at the next NAV determined after the Fund receives your request in good order, less any applicable deferred sales charge. Good order means that your request includes complete information. See "Contingent Deferred Sales Charges" for information concerning the application of contingent deferred sales charges.


Normally, we will send your redemption proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Allegiant does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 30 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND


We generally pay redemption proceeds in cash. Redemption proceeds may be paid all or in part in liquid securities (redemptions in kind) with a market value equal to the redemption price rather than cash when the Fund determines that it is in the best interests of the Fund and its shareholders. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. Shareholders remain responsible for any loss in their accounts or any applicable taxes until their shares are redeemed.


INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to redeem your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO REDEEM YOUR SHARES

Allegiant may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)   the NYSE is closed for other than customary weekend and holiday closings;

(c)   the SEC has by order permitted the Fund's suspension; or

(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by Allegiant of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Allegiant to determine the fair market value of its net assets.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, exchanging and redeeming Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Allegiant has certain safeguards and procedures to confirm the authenticity of instructions, Allegiant is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Allegiant over the telephone or via the Internet, you will generally bear the risk of any loss, provided Allegiant has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Allegiant to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Allegiant. To the extent permitted by applicable law, Allegiant reserves the right to place limits on transactions in your account until your identity is verified.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS


Allegiant's Board of Trustees has adopted policies and procedures that impose limits on purchases, exchanges and redemptions to discourage excessive short-term (market timing) trading by shareholders. Under the policies and procedures, a Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.


There is no guarantee that Allegiant or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of Allegiant and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time-zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of Allegiant's market timing policies. If a shareholder continues market timing activities after being notified, the account will be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

o     Reject a purchase or exchange order

o Delay payment of immediate cash redemption proceeds for up to seven calendar days

o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

o     Limit the amount of any exchange


Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.


DISTRIBUTION AND SHAREHOLDER SERVICES PLANS


Each Fund has adopted separate distribution plans with respect to Class A Shares and Class C Shares, pursuant to Rule 12b-1 under the 1940 Act, that allow each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.


Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class A Shares. However, actual distribution fees for Class A Shares are expected to be no more than 0.02% with respect to each Fund.


Distribution fees for Class C Shares, as a percentage of average daily net assets, are 0.75% for each Fund.


Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A Shares or Class C Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A Shares or Class C Shares for these shareholder services.

The Funds' underwriter may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the underwriter from any sales charge it receives or from any other source available to it. Under any such program, the underwriter may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS

All of the Funds listed in this prospectus distribute income on a monthly basis. Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution. You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.allegiantfunds.com, or by notifying Allegiant in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day if done through the Internet or after the transfer agent receives your written notice.

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future.

You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


FUND DISTRIBUTIONS

Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Except as discussed below, you will be subject to federal income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 15%. However, a sunset provision provides that this rate will increase to 20% for taxable years beginning after December 31, 2010. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

REDEMPTIONS OR EXCHANGES

You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares in any Fund, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you redeem or exchange them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. If you receive an exempt-interest dividend with respect to any share of a Tax Exempt Bond Fund (defined below) and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

IRAS AND OTHER TAX-QUALIFIED PLANS

One major exception to the foregoing tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

TAX EXEMPT FUNDS


The Tax Exempt Bond Funds anticipate that substantially all of their income distributions will be "exempt interest dividends," which are exempt from federal income taxes. However, some distributions may be taxable, such as distributions that are derived from occasional taxable investments and distributions of short and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Exempt Bond Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Exempt Bond Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

BACKUP WITHHOLDING


A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current withholding rate is 28%.


U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS


For distributions attributable to the Funds' current taxable year ending on May 31, 2008, nonresident aliens, foreign corporations and other foreign investors in a Fund will generally be exempt from U.S. federal income tax on Fund distributions attributable to U.S.-source interest income and capital gains of a Fund. Tax may apply to such capital gain distributions, however, if the recipient's investment in a Fund is connected to a trade or business of the recipient in the United States or if the recipient is present in the United States for 183 days or more in a year and certain other conditions are met. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.

In subsequent taxable years, the exemption of foreign investors from U.S. federal income tax on Fund distributions attributable to U.S.-source interest income and short-term capital gains will be unavailable, but distributions attributable to long-term capital gains will continue to be exempt.


STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Michigan Intermediate Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes. The Ohio Intermediate Tax Exempt Bond Fund intends to distribute income that is exempt from Ohio personal income taxes. The Pennsylvania Intermediate Municipal Bond Fund intends to distribute income that is exempt from Pennsylvania personal income taxes.

You should consult your tax adviser regarding the tax status of distributions in your state and locality.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                   APPENDIX A

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. The Funds' Statement of Additional Information contains more information about the particular types of securities in which the Funds invest.


Each Fund publishes on the Funds' website (www.allegiantfunds.com) its complete portfolio holdings as of the end of each fiscal quarter. Such publication is subject to a fifteen calendar day lag between the date of the information and the date on which the information is disclosed. In addition, each Fund publishes on the Funds' website portfolio holdings information as of each month-end. Such publication is subject to a fifteen business day lag between the date of the information and the date on which the information is disclosed. This information will be available on the Funds' website until the date on which a Fund files its next quarterly portfolio holdings report with the SEC on Form N-CSR or Form N-Q. For more information on the Funds' policies and procedures with respect to the disclosure of portfolio securities, see the Funds' Statement of Additional Information, which is available, free of charge, on the Funds' website (www.allegiantfunds.com). The following chart indicates the specific types of investments in which each Fund primarily invests.


------------------------------------------------------------------------------------------------------------------------------------
                                                  Fixed               High-Yield
                               Exchange-Traded   Income   Government Lower Rated  Municipal Asset-Backed Mortgage-Backed Derivative
                                   Funds       Securities Securities  Securities Securities  Securities     Securities   Instruments
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Bond Fund                   X             X          X                                 X              X            X
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Government
   Mortgage Fund                      X             X          X                                 X              X
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Intermediate
   Bond Fund                          X             X          X                                 X              X            X
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Limited Maturity
   Bond Fund                          X             X          X                                 X              X
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Total Return
   Advantage Fund                     X             X          X          X                      X              X            X
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Ultra Short
   Bond Fund                          X             X          X                                 X              X
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Intermediate Tax
   Exempt Bond Fund                                 X                                X
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Michigan
   Intermediate Municipal
   Bond Fund                                        X                                X
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Ohio Intermediate
   Tax Exempt Bond Fund                             X                                X
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Pennsylvania
   Intermediate Municipal
   Bond Fund                                        X                                X
------------------------------------------------------------------------------------------------------------------------------------

EXCHANGE-TRADED FUNDS

Exchange-traded funds ("ETFs") own stocks included in a particular index and changes in the market price of ETFs (before deducting the ETFs' expenses) are generally expected to track the movement of the associated index relatively closely. However, the price movement of ETFs may not perfectly parallel the price action of the associated indices. To the extent a Fund invests in ETFs, shareholders of the Fund may be subject to duplicative management fees. ETFs include iShares(SM), Standard & Poor's Depositary Receipts(TM) ("SPDRs"), S&P Sector SPDRs, DIAMONDS, and other security baskets. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values ("NAVs") of their underlying indices and supply and demand of iShares on an exchange. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500(R) Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. The

Investment Company Act of 1940, as amended, limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with Securities and Exchange Commission exemptive relief granted to such ETFs.

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES

Government securities are securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities may also include Treasury inflation-protected securities which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

MUNICIPAL SECURITIES

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

ASSET-BACKED SECURITIES

Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

DERIVATIVE INSTRUMENTS

A small investment in derivatives, such as options, swaps, futures and options on futures could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments.

MORE INFORMATION ABOUT FUND INVESTMENTS

Additional investment policies are described in this section. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. See the Statement of Additional Information for more detail on the investments and strategies used by the Funds.

TEMPORARY INVESTMENTS

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

DERIVATIVES AND FUTURES CONTRACTS

In fulfilling the 80% investment requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. These instruments may carry greater risk than other types of securities in which the Funds invest. For more information on derivatives and futures contracts and their related risks, see the Statement of Additional Information.

SECURITIES LENDING

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, a Fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that a Fund may not be able to sell in the ordinary course of business. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by a Fund without limit.

REPURCHASE AGREEMENTS

Repurchase agreements represent short-term (normally overnight) loans by a Fund to commercial banks or large securities dealers. Repurchase agreements can carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Fund may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Fund and order that the securities be used to pay off the seller's debts. The Adviser believes that these risks can be controlled through careful security selection and monitoring.

CASH MANAGEMENT

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by the Trust and the Allegiant Advantage Fund, a separate investment company affiliated with the Trust.

                                   APPENDIX B

                                                            FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class A Shares and Class C Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.


The financial highlights have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2007 and is incorporated by reference into the Statement of Additional Information.


You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

             NET ASSET                 REALIZED AND    DIVIDENDS    DISTRIBUTIONS
              VALUE,         NET        UNREALIZED      FROM NET      FROM NET      NET ASSET
             BEGINNING   INVESTMENT    GAIN (LOSS)     INVESTMENT     REALIZED      VALUE, END    TOTAL
              OF YEAR     INCOME(1)   ON INVESTMENTS     INCOME     CAPITAL GAINS    OF YEAR     RETURN+
---------------------------------------------------------------------------------------------------------
BOND FUND
---------------------------------------------------------------------------------------------------------
CLASS A
2007          $  9.73      $ 0.44        $  0.17        $ (0.42)         $ --         $ 9.92       6.31%
2006            10.25        0.40          (0.51)         (0.41)           --           9.73      (1.07)
2005            10.00        0.38           0.26          (0.39)           --          10.25       6.52
2004            10.47        0.37          (0.47)         (0.37)           --          10.00      (0.96)
2003             9.88        0.46           0.56          (0.43)           --          10.47      10.57
CLASS C
2007          $  9.71      $ 0.36        $  0.16        $ (0.34)         $ --         $ 9.89       5.43%
2006            10.22        0.33          (0.50)         (0.34)           --           9.71      (1.68)
2005             9.98        0.31           0.25          (0.32)           --          10.22       5.68
2004            10.44        0.30          (0.46)         (0.30)           --           9.98      (1.56)
2003             9.86        0.38           0.56          (0.36)           --          10.44       9.70

---------------------------------------------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND
---------------------------------------------------------------------------------------------------------
CLASS A
2007           $ 8.90      $ 0.43        $  0.11        $ (0.43)         $ --         $ 9.01       6.15%
2006             9.33        0.41          (0.42)         (0.42)           --           8.90      (0.07)
2005             9.23        0.39           0.14          (0.43)           --           9.33       5.81
2004             9.57        0.35          (0.31)         (0.38)           --           9.23       0.38
2003             9.45        0.37           0.18          (0.43)           --           9.57       5.89
CLASS C
2007           $ 8.89      $ 0.36        $  0.11        $ (0.36)         $ --         $ 9.00       5.38%
2006             9.32        0.34          (0.41)         (0.36)           --           8.89      (0.76)
2005             9.22        0.32           0.14          (0.36)           --           9.32       5.07
2004             9.56        0.28          (0.31)         (0.31)           --           9.22      (0.21)
2003             9.43        0.30           0.19          (0.36)           --           9.56       5.15

                                                         RATIO        RATIO OF NET
                                       RATIO OF NET   OF EXPENSES   INVESTMENT INCOME
                           RATIO OF     INVESTMENT    TO AVERAGE       TO AVERAGE
             NET ASSETS    EXPENSES       INCOME      NET ASSETS       NET ASSETS       PORTFOLIO
               END OF     TO AVERAGE    TO AVERAGE    (BEFORE FEE      (BEFORE FEE       TURNOVER
             YEAR (000)   NET ASSETS    NET ASSETS      WAIVERS)         WAIVERS)        RATE(2)
--------------------------------------------------------------------------------------------------
BOND FUND
--------------------------------------------------------------------------------------------------
CLASS A
2007          $  6,424       0.84%         4.39%         0.94%             4.29%           298%
2006             7,519       0.92          4.04          0.99              3.97            447
2005            10,908       1.01          3.74          1.01              3.74            515
2004            11,193       0.99          3.61          0.99              3.61            338
2003            14,985       0.96          4.48          0.96              4.48            213
CLASS C
2007          $    178       1.57%         3.66%         1.67%             3.56%           298%
2006               184       1.62          3.34          1.69              3.27            447
2005               279       1.71          3.04          1.71              3.04            515
2004               327       1.69          2.91          1.69              2.91            338
2003               403       1.67          3.77          1.67              3.77            213
--------------------------------------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND
--------------------------------------------------------------------------------------------------
CLASS A
2007          $ 11,963       0.84%         4.69%         0.99%             4.54%           409%
2006            16,160       0.89          4.45          1.04              4.30            593
2005            21,300       0.92          4.19          1.07              4.04            753
2004            17,184       0.94          3.84          1.03              3.75            380
2003            18,067       1.02          3.84          1.02              3.84            364
--------------------------------------------------------------------------------------------------
CLASS C
2007          $  1,423       1.57%         3.96%         1.72%             3.81%           409%
2006             2,055       1.59          3.75          1.74              3.60            593
2005             2,095       1.62          3.49          1.77              3.34            753
2004             2,344       1.64          3.14          1.73              3.05            380
2003             1,246       1.73          3.13          1.73              3.13            364

  +   TOTAL RETURN EXCLUDES SALES CHARGE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) DUE TO THEIR INVESTMENT STRATEGY, BOND FUND AND GOVERNMENT MORTGAGE FUND MAY BUY AND SELL SECURITIES FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL CAPITAL GAINS TAX LIABILITIES, AND MAY LOWER FUND PERFORMANCE.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED


          NET ASSET                 REALIZED AND    DIVIDENDS    DISTRIBUTIONS
            VALUE,       NET         UNREALIZED      FROM NET       FROM NET     NET ASSET
          BEGINNING   INVESTMENT     GAIN (LOSS)    INVESTMENT      REALIZED     VALUE, END    TOTAL
           OF YEAR     INCOME(1)   ON INVESTMENTS     INCOME     CAPITAL GAINS    OF YEAR     RETURN+
-----------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------------------------------
CLASS A
2007       $ 10.36      $ 0.43        $  0.11        $ (0.41)       $    --       $ 10.49       5.28%
2006         10.80        0.40          (0.44)         (0.40)            --         10.36      (0.42)
2005         10.70        0.34           0.11          (0.35)            --         10.80       4.21
2004         11.11        0.34          (0.41)         (0.34)            --         10.70      (0.60)
2003         10.42        0.41           0.69          (0.41)            --         11.11      10.71
CLASS C
2007       $ 10.39      $ 0.36        $  0.09        $ (0.33)       $    --       $ 10.51       4.42%
2006         10.82        0.32          (0.43)         (0.32)            --         10.39      (1.01)
2005         10.73        0.27           0.09          (0.27)            --         10.82       3.39
2004         11.13        0.27          (0.40)         (0.27)            --         10.73      (1.19)
2003         10.44        0.33           0.69          (0.33)            --         11.13       9.93
-----------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
-----------------------------------------------------------------------------------------------------
CLASS A
2007       $  9.73      $ 0.38        $  0.09        $ (0.38)       $    --       $  9.82       4.90%
2006          9.88        0.29          (0.12)         (0.32)            --          9.73       1.71
2005          9.98        0.22          (0.06)         (0.26)            --          9.88       1.60
2004         10.20        0.24          (0.21)         (0.25)            --          9.98       0.30
2003         10.00        0.30           0.21          (0.31)            --         10.20       5.21
CLASS C
2007       $  9.73      $ 0.31        $  0.09        $ (0.31)       $    --       $  9.82       4.14%
2006          9.88        0.23          (0.13)         (0.25)            --          9.73       1.00
2005          9.98        0.15          (0.06)         (0.19)            --          9.88       0.89
2004         10.20        0.16          (0.20)         (0.18)            --          9.98      (0.40)
2003         10.00        0.23           0.21          (0.24)            --         10.20       4.47
-----------------------------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
-----------------------------------------------------------------------------------------------------
CLASS A
2007       $  9.87      $ 0.44        $  0.13        $ (0.44)       $    --       $ 10.00       5.80%
2006         10.46        0.40          (0.52)         (0.40)         (0.07)         9.87      (1.22)
2005         10.22        0.36           0.34          (0.36)         (0.10)        10.46       6.97
2004         11.01        0.39          (0.55)         (0.39)         (0.24)        10.22      (1.43)
2003         10.24        0.45           0.92          (0.50)         (0.10)        11.01      13.79
CLASS C
2007       $  9.88      $ 0.37        $  0.13        $ (0.36)       $    --       $ 10.02       5.14%
2006         10.47        0.33          (0.52)         (0.33)         (0.07)         9.88      (1.90)
2005         10.24        0.29           0.33          (0.29)         (0.10)        10.47       6.12
2004         11.03        0.32          (0.55)         (0.32)         (0.24)        10.24      (2.11)
2003         10.25        0.38           0.93          (0.43)         (0.10)        11.03      13.09
-----------------------------------------------------------------------------------------------------
ULTRA SHORT BOND FUND
-----------------------------------------------------------------------------------------------------
CLASS A
2007       $  9.83      $ 0.41        $  0.04        $ (0.40)       $    --       $  9.88       4.71%
2006          9.90        0.32          (0.06)         (0.33)            --          9.83       2.67
2005          9.99        0.21          (0.09)         (0.21)            --          9.90       1.22
2004         10.08        0.13          (0.07)         (0.15)            --          9.99       0.58
2003(3)      10.02        0.06           0.06          (0.06)            --         10.08       1.23

                                                      RATIO       RATIO OF NET
                                    RATIO OF NET   OF EXPENSES   INVESTMENT INCOME
                        RATIO OF     INVESTMENT    TO AVERAGE      TO AVERAGE
          NET ASSETS    EXPENSES       INCOME       NET ASSETS      NET ASSETS       PORTFOLIO
            END OF     TO AVERAGE    TO AVERAGE    (BEFORE FEE     (BEFORE FEE        TURNOVER
          YEAR (000)   NET ASSETS    NET ASSETS      WAIVERS)        WAIVERS)         RATE(2)
-----------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------------------------
CLASS A
2007       $  8,768       0.81%         4.12%          0.96%           3.97%            174%
2006         10,642       0.84          3.74           0.99            3.59             285
2005         14,108       0.85          3.18           1.00            3.03             280
2004         13,662       0.84          3.15           0.99            3.00             164
2003         11,250       0.83          3.76           0.98            3.61             129
CLASS C    $    390       1.54%         3.39%          1.69%           3.24%            174%
2007            441       1.54          3.04           1.69            2.89             285
2006            442       1.55          2.48           1.70            2.33             280
2005            525       1.54          2.45           1.69            2.30             164
2004            654       1.54          3.05           1.69            2.90             129
2003
-----------------------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
-----------------------------------------------------------------------------------------------
CLASS A
2007       $  3,617       0.76%         3.86%          0.86%           3.76%            143%
2006          4,764       0.81          3.00           0.91            2.90             115
2005          6,798       0.80          2.22           0.90            2.12             132
2004          7,809       0.79          2.33           0.89            2.23             136
2003         11,369       0.79          2.92           0.89            2.82             117
CLASS C
2007       $    422       1.49%         3.13%          1.59%           3.03%            143%
2006            517       1.51          2.30           1.61            2.20             115
2005            870       1.50          1.52           1.60            1.42             132
2004          1,428       1.49          1.63           1.59            1.53             136
2003          1,572       1.50          2.21           1.60            2.11             117
-----------------------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
-----------------------------------------------------------------------------------------------
CLASS A
2007       $  9,742       0.83%         4.42%          0.98%           4.27%            171%
2006          6,129       0.87          3.95           1.02            3.80             218
2005          4,384       0.88          3.49           1.03            3.34             214
2004          4,359       0.85          3.67           1.00            3.52             134
2003          4,122       0.83          4.35           0.98            4.20             108
CLASS C
2007       $    252       1.56%         3.69%          1.71%           3.54%            171%
2006            216       1.57          3.25           1.72            3.10             218
2005            352       1.58          2.79           1.73            2.64             214
2004            362       1.55          2.97           1.70            2.82             134
2003            340       1.54          3.64           1.69            3.49             108
-----------------------------------------------------------------------------------------------
ULTRA SHORT BOND FUND
-----------------------------------------------------------------------------------------------
CLASS A
2007       $  1,408       0.60%         4.14%          0.80%           3.94%            111%
2006          1,541       0.61          3.21           0.81            3.01              85
2005          1,662       0.63          2.02           0.83            1.82             219
2004          3,178       0.61          1.29           0.81            1.09             120
2003(3)         109       0.52          1.55           0.84            1.17             239

+     TOTAL RETURN EXCLUDES SALES CHARGE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) DUE TO THEIR INVESTMENT STRATEGY, INTERMEDIATE BOND FUND, LIMITED MATURITY BOND FUND, TOTAL RETURN ADVANTAGE FUND AND ULTRA SHORT BOND FUND MAY BUY AND SELL SECURITIES FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL CAPITAL GAINS TAX LIABILITIES, AND MAY LOWER FUND PERFORMANCE.

(3) ULTRA SHORT BOND FUND CLASS A COMMENCED OPERATIONS ON JANUARY 6, 2003. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED


         NET ASSET                 REALIZED AND     DIVIDENDS   DISTRIBUTIONS
           VALUE,        NET        UNREALIZED      FROM NET       FROM NET     NET ASSET
         BEGINNING   INVESTMENT     GAIN (LOSS)    INVESTMENT      REALIZED     VALUE, END    TOTAL
          OF YEAR     INCOME(1)   ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
-----------------------------------------------------------------------------------------------------
INTERMEDIATE TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------------------------------
CLASS A
2007       $ 9.93       $0.36         $(0.03)        $(0.36)       $(0.10)        $ 9.80       3.29%
2006        10.22        0.36          (0.28)         (0.37)           --           9.93       0.76%
2005        10.17        0.37           0.05          (0.37)           --          10.22       4.18
2004        10.64        0.37          (0.46)         (0.38)           --          10.17      (0.83)
2003        10.21        0.38           0.43          (0.38)           --          10.64       8.07

CLASS C
2007       $ 9.89       $0.29         $(0.03)        $(0.29)       $(0.10)        $ 9.76       2.58%
2006        10.19        0.30          (0.30)         (0.30)           --           9.89      (0.04)
2005        10.12        0.30           0.07          (0.30)           --          10.19       3.66
2004        10.60        0.30          (0.47)         (0.31)           --          10.12      (1.64)
2003        10.17        0.30           0.43          (0.30)           --          10.60       7.33

-----------------------------------------------------------------------------------------------------
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------
CLASS A
2007       $10.37       $0.41         $(0.08)        $(0.41)       $(0.14)        $10.15       3.22%
2006        10.79        0.44          (0.38)         (0.44)        (0.04)         10.37       0.62
2005        10.92        0.45          (0.11)         (0.45)        (0.02)         10.79       3.14
2004        11.44        0.43          (0.51)         (0.44)           --          10.92      (0.68)
2003        11.02        0.45           0.44          (0.45)        (0.02)         11.44       8.23

CLASS C
2007       $10.39       $0.34         $(0.08)        $(0.34)       $(0.14)        $10.17       2.49%
2006        10.82        0.38          (0.40)         (0.37)        (0.04)         10.39      (0.16)
2005        10.94        0.37          (0.10)         (0.37)        (0.02)         10.82       2.51
2004        11.46        0.35          (0.51)         (0.36)           --          10.94      (1.38)
2003        11.03        0.37           0.45          (0.37)        (0.02)         11.46       7.57

-----------------------------------------------------------------------------------------------------
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------------------------------
CLASS A
2007       $10.91       $0.38         $(0.02)        $(0.38)       $   --         $10.89       3.33%
2006        11.20        0.39          (0.30)         (0.38)           --          10.91       0.86
2005        11.17        0.39           0.03          (0.39)           --          11.20       3.84
2004        11.66        0.38          (0.49)         (0.38)           --          11.17      (0.92)
2003        11.17        0.41           0.49          (0.41)           --          11.66       8.21

CLASS C
2007       $10.89       $0.30         $(0.01)        $(0.30)       $   --         $10.88       2.68%
2006        11.18        0.31          (0.29)         (0.31)           --          10.89       0.16
2005        11.15        0.32           0.03          (0.32)           --          11.18       3.12
2004        11.64        0.30          (0.49)         (0.30)           --          11.15      (1.62)
2003        11.15        0.33           0.49          (0.33)           --          11.64       7.46

-----------------------------------------------------------------------------------------------------
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------
CLASS A
2007       $10.30       $0.34         $ 0.03         $(0.34)       $(0.03)        $10.30       3.63%
2006        10.58        0.35          (0.28)         (0.35)           --          10.30       0.66
2005        10.48        0.33           0.10          (0.33)           --          10.58       4.15
2004        10.98        0.34          (0.49)         (0.35)           --          10.48      (1.42)
2003        10.49        0.38           0.49          (0.38)           --          10.98       8.48

CLASS C
2007       $10.30       $0.27         $ 0.02         $(0.27)       $(0.03)        $10.29       2.78%
2006        10.57        0.27          (0.27)         (0.27)           --          10.30       0.05
2005        10.48        0.26           0.09          (0.26)           --          10.57       3.32
2004        10.97        0.26          (0.48)         (0.27)           --          10.48      (2.01)
2003        10.48        0.31           0.49          (0.31)           --          10.97       7.73

                                                     RATIO         RATIO OF NET
                                   RATIO OF NET   OF EXPENSES   INVESTMENT INCOME
                       RATIO OF     INVESTMENT     TO AVERAGE       TO AVERAGE
         NET ASSETS    EXPENSES       INCOME       NET ASSETS       NET ASSETS      PORTFOLIO
           END OF     TO AVERAGE    TO AVERAGE    (BEFORE FEE      (BEFORE FEE      TURNOVER
         YEAR (000)   NET ASSETS    NET ASSETS      WAIVERS)         WAIVERS)          RATE
----------------------------------------------------------------------------------------------
INTERMEDIATE TAX EXEMPT BOND FUND
----------------------------------------------------------------------------------------------
CLASS A
2007       $ 5,823       0.82%         3.58%         0.97%            3.43%             56%
2006         6,027       0.86          3.64          1.01             3.49              49
2005         9,945       0.86          3.60          1.01             3.45               9
2004         8,295       0.85          3.53          1.00             3.38               9
2003         4,443       0.85          3.67          1.00             3.52              11

CLASS C
2007       $     6       1.55%         2.85%         1.70%            2.70%             56%
2006            39       1.56          2.94          1.71             2.79              49
2005            41       1.56          2.90          1.71             2.75               9
2004            84       1.55          2.83          1.70             2.68               9
2003            91       1.56          2.96          1.71             2.81              11

----------------------------------------------------------------------------------------------
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------
CLASS A
2007       $13,460       0.83%         3.97%         0.98%            3.82%             47%
2006        18,193       0.86          4.17          1.01             4.02              28
2005        12,645       0.87          4.12          1.02             3.97               7
2004        12,920       0.85          3.86          1.00             3.71               5
2003        14,112       0.85          3.99          1.00             3.84               7

CLASS C
2007       $    40       1.56%         3.24%         1.71%            3.09%             47%
2006           172       1.56          3.47          1.71             3.32              28
2005           301       1.57          3.42          1.72             3.27               7
2004            72       1.55          3.16          1.70             3.01               5
2003           320       1.56          3.28          1.71             3.13               7

----------------------------------------------------------------------------------------------
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
----------------------------------------------------------------------------------------------
CLASS A
2007       $10,094       0.81%         3.47%         0.96%            3.32%             39%
2006        10,509       0.85          3.48          1.00             3.33              39
2005        12,098       0.87          3.51          1.02             3.36              11
2004         9,618       0.85          3.36          1.00             3.21              13
2003        14,859       0.85          3.60          1.00             3.45               6

CLASS C
2007       $   612       1.54%         2.74%         1.69%            2.59%             39%
2006           645       1.55          2.78          1.70             2.63              39
2005           652       1.57          2.81          1.72             2.66              11
2004         1,074       1.55          2.66          1.70             2.51              13
2003         1,091       1.56          2.89          1.71             2.74               6

----------------------------------------------------------------------------------------------
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------
CLASS A
2007       $ 2,002       0.83%         3.29%         0.98%            3.14%             29%
2006         1,941       0.87          3.34          1.02             3.19              52
2005         1,170       0.89          3.11          1.04             2.96              15
2004         1,299       0.88          3.13          1.03             2.98              14
2003         1,118       0.90          3.59          1.05             3.44              12

CLASS C
2007       $   544       1.57%         2.55%         1.72%            2.40%             29%
2006           790       1.57          2.64          1.72             2.49              52
2005           805       1.59          2.41          1.74             2.26              15
2004           887       1.58          2.43          1.73             2.28              14
2003           907       1.61          2.88          1.76             2.73              12

 +   TOTAL RETURN EXCLUDES SALES CHARGE.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

                                      NOTES

                               INVESTMENT ADVISER

                       Allegiant Asset Management Company
                          200 Public Square, 5th Floor
                              Cleveland, Ohio 44114


                                   UNDERWRITER


                       Professional Funds Distributor, LLC
                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406

                                  LEGAL COUNSEL

                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

                            NOT A PART OF PROSPECTUS

                         ALLEGIANT FUNDS PRIVACY NOTICE

      The basis of each customer relationship at Allegiant Funds is built on trust. You have chosen to do business with Allegiant Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

      Allegiant Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

WHAT INFORMATION WE COLLECT

      "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

      We may collect nonpublic personal information about you from the following sources:

      o Information that you provide to us, such as on applications or other forms, or

      o     Information about your transactions with us

OUR SECURITY PROCEDURES

      To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

WHAT INFORMATION WE DISCLOSE

      Allegiant Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

      Allegiant Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

      We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as National City and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

ALLEGIANT FUNDS' PLEDGE TO YOU

      We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

                                                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------

ROBERT D. NEARY
CHAIRMAN

Retired Co-Chairman, Ernst & Young
Director:
   Commercial Metals Company

TIMOTHY L. SWANSON
PRESIDENT, CHIEF EXECUTIVE OFFICER AND
   CHIEF LEGAL OFFICER

Executive Vice President and Chief Investment
   Officer, National City Corporation

DOROTHY A. BERRY

President, Talon Industries, Inc.
Chairman and Director:
   Professionally Managed Portfolios

KELLEY J. BRENNAN

Retired Partner,
   PricewaterhouseCoopers LLP

JOHN F. DURKOTT

President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

RICHARD W. FURST

Dean Emeritus and Garvice D. Kincaid
   Professor of Finance (Emeritus),
   Gatton College of Business and Economics,
   University of Kentucky
Director:
   Central Bank & Trust Co.
   Central Bancshares

GERALD L. GHERLEIN

Retired Executive Vice President and
   General Counsel, Eaton Corporation

DALE C. LAPORTE

Senior Vice President and General Counsel,
   Invacare Corp.

KATHLEEN A. OBERT

Chairman and Chief Executive Officer,
   Edward Howard & Co.

  Allegiant Funds Trustees also serve as Trustees of Allegiant Advantage Fund.


                                                     [ALLEGIANT LOGO OMITTED](R)

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Allegiant Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each fund's holdings and contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.

TO OBTAIN MORE INFORMATION:

By Internet:
www.allegiantfunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
Allegiant Funds
c/o PFPC Inc.
P.O. Box 9795
Providence, RI 02940-9795

FROM THE SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Allegiant Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

Allegiant Funds' Investment Company Act
registration number is 811-4416

[ALLEGIANT LOGO OMITTED](R)


ALL-PS-006-1007

--------------------------------------------------------------------------------

                        ALLEGIANT FUNDS PROSPECTUS
                                          I SHARES


                                   OCTOBER 1, 2007


                                      EQUITY FUNDS

                          Balanced Allocation Fund

                         International Equity Fund
                        Large Cap Core Equity Fund
                             Large Cap Growth Fund
                              Large Cap Value Fund
                                Mid Cap Value Fund
                  Multi-Factor Mid Cap Growth Fund
                  Multi-Factor Small Cap Core Fund
         Multi-Factor Small Cap Focused Value Fund
                Multi-Factor Small Cap Growth Fund
                 Multi-Factor Small Cap Value Fund
                                S&P 500 Index Fund
                               Small Cap Core Fund
                             Small Cap Growth Fund

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED   [ALLEGIANT LOGO OMITTED](R)
         UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
      REPRESENTATION TO THE CONTRARY IS A CRIMINAL  THE DISCIPLINE OF INVESTING,
                                          OFFENSE.    A COMMITMENT TO RESULTS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTMENT ADVISER

ALLEGIANT ASSET
MANAGEMENT COMPANY

ABOUT THIS PROSPECTUS

Allegiant Funds ("Allegiant") is a mutual fund family that offers different classes of shares in separate Funds. The Funds have individual investment objectives and strategies. This prospectus gives you important information that you should know about Class I Shares of the Funds before investing. Allegiant also offers Class I Shares of Allegiant Fixed Income, Tax Exempt Bond and Money Market Funds in separate prospectuses. To obtain more information about Allegiant, visit www.allegiantfunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

RISK/RETURN INFORMATION COMMON TO THE FUNDS .............................     1

EQUITY FUNDS

   ALLEGIANT BALANCED ALLOCATION FUND ...................................     2

   ALLEGIANT INTERNATIONAL EQUITY FUND ..................................     4

   ALLEGIANT LARGE CAP CORE EQUITY FUND .................................     6

   ALLEGIANT LARGE CAP GROWTH FUND ......................................     7

   ALLEGIANT LARGE CAP VALUE FUND .......................................     8

   ALLEGIANT MID CAP VALUE FUND .........................................     9

   ALLEGIANT MULTI-FACTOR MID CAP GROWTH FUND ...........................    10

   ALLEGIANT MULTI-FACTOR SMALL CAP CORE FUND ...........................    12

   ALLEGIANT MULTI-FACTOR SMALL CAP FOCUSED VALUE FUND ..................    13

   ALLEGIANT MULTI-FACTOR SMALL CAP GROWTH FUND .........................    14

   ALLEGIANT MULTI-FACTOR SMALL CAP VALUE FUND ..........................    16

   ALLEGIANT S&P 500 INDEX FUND .........................................    17

   ALLEGIANT SMALL CAP CORE FUND ........................................    18

   ALLEGIANT SMALL CAP GROWTH FUND ......................................    20

MORE INFORMATION ABOUT PRINCIPAL RISKS ..................................    26

INVESTMENT ADVISER, SUB-ADVISER AND INVESTMENT TEAMS ....................    29

PURCHASING, EXCHANGING AND REDEEMING FUND SHARES ........................    38

DISTRIBUTION PLAN .......................................................    44

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS .....................    45

APPENDIX A

   MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES ...............   A-1

   MORE INFORMATION ABOUT FUND INVESTMENTS ..............................   A-4

APPENDIX B

   FINANCIAL HIGHLIGHTS .................................................   B-1

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and uses professional investment managers to invest in securities.

Each Fund has its own investment objective and strategies for reaching that objective. The investment objective of a Fund may be changed at any time without a shareholder vote. Allegiant Asset Management Company (the "Adviser") manages the investments of each Fund. Polaris Capital Management, Inc. ("Polaris" or the "Sub-Adviser") serves as sub-adviser to a portion of the assets of the Allegiant International Equity Fund. The Adviser, with the assistance of Polaris in the case of the Allegiant International Equity Fund, invests Fund assets in a way that it believes will help a Fund achieve its objective. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its objective. The Adviser's and Sub-Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Each Fund's performance is compared to the performance of one or more benchmark indices. Except for the S&P 500 Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

The Adviser evaluates the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate. No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency.

EQUITY FUNDS

ALLEGIANT BALANCED ALLOCATION FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation and current income

PRINCIPAL INVESTMENT STRATEGY

Investing in a diversified portfolio of common stocks, investment grade fixed income securities and cash equivalents with varying asset allocations depending on the Adviser's assessment of market conditions

PRINCIPAL RISKS

Market risk, allocation risk, small companies risk, foreign risk, interest rate risk, credit risk, active trading risk, derivatives risk, prepayment/extension risk

TICKER SYMBOL

ABAIX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 20% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities and asset-backed securities, and up to 30% of its net assets in cash and cash equivalent securities, and all types of short-term money market instruments. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund may invest up to 25% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund may also invest in the common stock of small cap companies.

The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund primarily invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO")) for current income. If a fixed income security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the SEC and the instrument's liquidity.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 26, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

        1999    2000     2001      2002     2003    2004    2005     2006
       -------------------------------------------------------------------
       15.27%   1.66%   -6.85%   -13.69%   22.26%   7.66%   5.68%   12.15%

                      Best Quarter     16.09%   (12/31/99)
                      Worst Quarter   -11.04%    (9/30/02)

The Fund's year-to-date total return for Class I Shares through June 30, 2007 was 5.83%.

                                                                    EQUITY FUNDS

                                              ALLEGIANT BALANCED ALLOCATION FUND


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
                                                             SINCE     DATE OF
CLASS I SHARES                            1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Allegiant Balanced Allocation Fund                                     7/10/98

   Returns Before Taxes                   12.15%   6.13%     5.33%

   Returns After Taxes on
   Distributions(1)                       11.12%   5.55%     4.13%

   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)              8.63%   5.01%     3.94%
--------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate
Bond Index(2)
(reflects no deduction for                                              Since
fees, expenses or taxes)                   4.33%   5.06%      5.74%    6/30/98
--------------------------------------------------------------------------------
S&P 500(R) Index(3)
(reflects no deduction for                                              Since
fees, expenses or taxes)                  15.79%   6.19%      4.30%    6/30/98
--------------------------------------------------------------------------------
Balanced Allocation Hybrid
Benchmark Index(4)
(reflects no deduction for                                              Since
fees, expenses or taxes)                  11.21%   5.74%      4.88%    6/30/98
--------------------------------------------------------------------------------

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

(3) THE S&P 500(R) INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

(4) THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX IS A BLEND OF 60% S&P 500(R) INDEX AND 40% LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX, AS CALCULATED BY THE ADVISER.

FUND FEES AND EXPENSES

See page 21 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in common stocks of foreign issuers

PRINCIPAL RISKS

Market risk, foreign risk, multi-national companies risk, country risk, active trading risk, derivatives risk

SUB-ADVISER

Polaris Capital Management, Inc.

TICKER SYMBOL

AIEIX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in equity securities that are tied economically to a number of countries throughout the world. The Fund will limit investments in securities of issuers in countries with developing markets (non-MSCI EAFE, as defined below) or economies to no more than 25% of the Fund's total assets. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in foreign equity securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund may invest in all capitalization size common stocks.


The Adviser has delegated to Polaris the responsibility for providing portfolio management services to a portion of the Fund's assets. The Adviser has allocated the Fund's assets between a growth strategy ("International Growth Component") and a value strategy ("International Value Component"). Polaris furnishes investment advisory services to the International Value Component. The Adviser monitors the performance of Polaris and, at any point, the Adviser could change the allocation of the Fund's assets between itself and Polaris on a basis determined by the Adviser to be in the best interest of shareholders. This means that the portion of the assets managed by the Adviser could be significantly larger than that managed by Polaris or vice versa and that the difference between such proportions could change from time to time. The Fund also utilizes an active trading approach.


The Adviser furnishes investment advisory services to the International Growth Component and makes judgments about the attractiveness of countries based upon a collection of criteria. The relative growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The Adviser focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The percentage of the International Growth Component in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index.

The Adviser focuses on companies in developed markets with long-term growth potential that are consistent with reasonable investment risk. The Adviser's disciplined, risk managed process combines top down country allocation with investments in high quality, growth-oriented stocks available at attractive relative valuations. The Adviser's proprietary quantitative model drives country allocation, while individual stocks are selected through a qualitative process that incorporates a multi-factor approach to find companies with sustainable growth characteristics. Risk is controlled by ensuring diversification across sectors and using both fundamental and statistical models to monitor volatility.

Polaris' pure value style of investment management combines proprietary investment technology and traditional fundamental research to uncover companies with the most undervalued cash flow or assets, in any industry or country. Polaris takes an all-cap approach and utilizes bottom-up analysis, anchored by its proprietary "Global Cost of Equity" model, to select between 50 and 75 stocks.

The Fund's investments in equity securities may include common stocks, American Depositary Receipts or other U.S. listings of foreign common stocks, and exchange traded funds, closed-end funds or stock index futures whose underlying value is derived from common stocks in foreign markets.


The Fund may use exchange traded funds, closed-end funds and derivative instruments, combined with investments in money market securities and forward currency agreements, to gain broad exposure to markets and/or a particular index in a more efficient manner. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the Securities and Exchange Commission ("SEC") and the instrument's liquidity. The Adviser may use these instruments because they lower costs such as commission, custody and foreign withholding or stamp taxes. These instruments are not used for the purpose of introducing leverage in the Fund. The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, or as part of a hedging strategy.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 26, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

                                                                    EQUITY FUNDS

                                             ALLEGIANT INTERNATIONAL EQUITY FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


 1998     1999      2000     2001       2002     2003    2004     2005     2006
--------------------------------------------------------------------------------
19.98%   50.13%   -16.89%   -25.42%   -18.86%   33.21%   16.76%   11.25%  28.98%


                    Best Quarter         36.24%   (12/31/99)
                    Worst Quarter       -19.83%    (9/30/02)


The Fund's year-to-date total return for Class I Shares through June 30, 2007 was 11.28%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
                                                            SINCE      DATE OF
CLASS I SHARES                         1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant International Equity Fund                                     8/1/97

   Returns Before Taxes                28.98%    12.61%     6.93%

   Returns After Taxes on
   Distributions(1)                    29.10%    12.41%     6.57%

   Returns After Taxes on
   Distributions and Sale of Fund
   Shares(1)                           19.05%    10.99%     5.93%
--------------------------------------------------------------------------------
MSCI EAFE Index(2)
(reflects no deduction for                                              Since
fees, expenses or taxes)               26.34%    14.98%     6.81%      7/31/97
--------------------------------------------------------------------------------

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.


(2) THE MSCI EAFE INDEX IS AN UNMANAGED INDEX COMPRISING 21 MSCI COUNTRY INDICES, REPRESENTING DEVELOPED MARKETS OUTSIDE OF NORTH AMERICA.

FUND FEES AND EXPENSES

See page 21 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT LARGE CAP CORE EQUITY FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in common stocks of large cap companies

PRINCIPAL RISKS

Market risk, active trading risk

TICKER SYMBOL

ACFIX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests in a diversified portfolio of large cap common stocks. The Adviser employs a philosophy combining disciplined portfolio construction with flexible security selection that blends both value and growth investment styles. The Fund is generally a focused portfolio maintaining the same sector percentages as the S&P 500(R) Index, thus providing shareholders with a broad equity market exposure. A large portion of the Fund will be invested in companies with market capitalizations similar to the S&P 500(R) Index.


The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. The Adviser focuses on a combination of fundamental, technical, and sentiment factors to help identify appropriate investments for the Fund. Among the factors considered are the following: the quality of the company's management team; industry position; the company's business model; and historical growth rates. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in domestic equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.


The Fund considers a large-capitalization or "large cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the S&P 500(R) Index. The market capitalization range of the S&P 500(R) Index changes constantly, and as a result, the capitalization of large cap companies in which the Large Cap Core Equity Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the S&P 500(R) Index. As of August 31, 2007, market capitalizations of companies in the S&P 500(R) Index ranged from approximately $1.7 billion to $472.5 billion.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 26, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


 1998     1999     2000      2001       2002     2003     2004     2005    2006
--------------------------------------------------------------------------------
32.37%   19.94%    1.76%    -14.25%   -20.23%   27.06%    7.50%    6.34%  10.07%


                    Best Quarter         25.10%   (12/31/98)
                    Worst Quarter       -17.59%    (9/30/02)


The Fund's year-to-date total return for Class I Shares through June 30, 2007 was 5.59%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
                                                            SINCE      DATE OF
CLASS I SHARES                         1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Large Cap Core Equity Fund                                    8/1/97

   Returns Before Taxes                10.07%    4.98%      6.54%

   Returns After Taxes on
   Distributions(1)                     9.07%    4.49%      5.64%

   Returns After Taxes on
   Distributions and Sale of Fund
   Shares(1)                            7.89%    4.16%      5.38%
--------------------------------------------------------------------------------
S&P 500(R) Index(2)
(reflects no deduction for                                              Since
fees, expenses or taxes)               15.79%    6.19%      5.95%      7/31/97
--------------------------------------------------------------------------------

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.


(2) THE S&P 500(R) INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

FUND FEES AND EXPENSES

See page 21 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                    EQUITY FUNDS

                                                 ALLEGIANT LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in growth-oriented common stocks of large cap companies

PRINCIPAL RISKS

Market risk, active trading risk

TICKER SYMBOL

AEQIX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of growth-oriented large cap common stocks. The Adviser employs a philosophy combining disciplined portfolio construction with flexible security selection. The Fund is generally a focused portfolio maintaining the same sector percentages as the Russell 1000 Growth Index, thus providing shareholders with increased exposure to the growth areas of the equity market. A large portion of the Fund will be invested in companies with market capitalizations similar to the Russell 1000 Growth Index. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.


The Fund considers a large-capitalization or "large cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 1000 Growth Index. The market capitalization range of the Russell 1000 Growth Index changes constantly, and as a result, the capitalization of large cap companies in which the Large Cap Growth Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 1000 Growth Index. As of August 31, 2007, market capitalizations of companies in the Russell 1000 Growth Index ranged from approximately $1.2 billion to $482.9 billion.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 26, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


 1997    1998    1999    2000     2001     2002     2003    2004    2005    2006
--------------------------------------------------------------------------------
36.61%  29.09%  22.98%   -5.21%  -16.31%  -28.17%  20.10%   3.71%   5.64%  7.61%


                    Best Quarter         22.87%   (12/31/98)
                    Worst Quarter       -16.11%    (3/31/01)


The Fund's year-to-date total return for Class I Shares through June 30, 2007 was 7.53%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
CLASS I SHARES                                    1 YEAR    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Allegiant Large Cap Growth Fund

   Returns Before Taxes                            7.61%      0.34%      5.75%

   Returns After Taxes on Distributions(1)         6.04%     -0.16%      4.82%

   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)                      7.04%      0.25%      4.66%
--------------------------------------------------------------------------------
Russell 1000 Growth Index(2) (reflects no
deduction for fees, expenses or taxes)             9.07%      2.69%      5.44%
--------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 21 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT LARGE CAP VALUE FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in value-oriented common stocks of large cap companies

PRINCIPAL RISK

Market risk

TICKER SYMBOL

AEIIX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in common stocks of publicly traded U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities. In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer attractive valuation and improving dynamics.


The Fund considers a large-capitalization or "large cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 1000 Value Index. The market capitalization range of the Russell 1000 Value Index changes constantly, and as a result, the capitalization of large cap companies in which the Large Cap Value Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 1000 Value Index. As of August 31, 2007, market capitalizations of companies in the Russell 1000 Value Index ranged from approximately $1.2 billion to $482.9 billion.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 26, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


 1997    1998    1999    2000     2001     2002     2003    2004    2005   2006
--------------------------------------------------------------------------------
29.21%  10.23%  -0.13%  11.62%   -3.79%  -15.04%  27.18%  13.32%   9.96% 21.02%


                    Best Quarter         15.45%    (6/30/03)
                    Worst Quarter       -17.83%    (9/30/02)


The Fund's year-to-date total return for Class I Shares through June 30, 2007 was 8.49%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
CLASS I SHARES                                    1 YEAR    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Allegiant Large Cap Value Fund

   Returns Before Taxes                            21.02%    10.26%      9.55%

   Returns After Taxes on Distributions(1)         18.73%     9.15%      8.14%

   Returns After Taxes on
   Distributions and Sale of Fund Shares(1)        16.11%     8.64%      7.76%
--------------------------------------------------------------------------------
Russell 1000 Value Index(2)
(reflects no deduction for fees, expenses
or taxes)                                          22.25%    10.86%     11.00%
--------------------------------------------------------------------------------

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 22 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                    EQUITY FUNDS

                                                    ALLEGIANT MID CAP VALUE FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in value-oriented common stocks of mid cap companies

PRINCIPAL RISK

Market risk

TICKER SYMBOL

ARVIX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests in value-oriented common stocks of U.S. mid cap companies. The Adviser generally seeks to invest in companies trading at a discount to intrinsic value with a margin of safety, utilizing a discounted cash flow methodology. Key drivers include revenue growth, profit margin and asset turnover trends. The Adviser generally sells securities upon market realization of a company's intrinsic value.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.


The Fund considers a mid-capitalization or "mid cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Value Index. The market capitalization range of the Russell Midcap Value Index changes constantly, and as a result, the capitalization of mid cap companies in which the Mid Cap Value Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell Midcap Value Index. As of August 31, 2007, market capitalizations of companies in the Russell Midcap Value Index ranged from approximately $1.2 billion to $19.5 billion.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 26, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

Prior to March 1, 2004, the Fund invested in value-oriented common stocks of small cap and mid cap companies. Accordingly, performance information prior to March 1, 2004 reflects the results of the previous investment strategy.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLL0WING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


                         2003     2004    2005    2006
                        --------------------------------
                        34.79%   21.47%  15.44%   20.55%


                       Best Quarter     17.08%  (6/30/03)
                       Worst Quarter    -3.94%  (3/31/03)


The Fund's year-to-date total return for Class I Shares through June 30, 2007 was 12.53%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
                                                            SINCE      DATE OF
CLASS I SHARES                                   1 YEAR   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Mid Cap Value Fund                                           7/1/02

   Returns Before Taxes                           20.55%    17.77%

   Returns After Taxes on Distributions(1)        19.38%    15.74%

   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)                     14.41%    14.69%
--------------------------------------------------------------------------------
Russell Mid Cap Value Index(2)
(reflects no deduction for                                              Since
fees, expenses or taxes)                          20.22%    17.06%     6/30/02
--------------------------------------------------------------------------------

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL MIDCAP VALUE INDEX IS AN UNMANAGED, MARKET-WEIGHTED TOTAL RETURN INDEX THAT TRACKS THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH RATES.

FUND FEES AND EXPENSES

See page 22 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT MULTI-FACTOR MID CAP GROWTH FUND




--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in growth-oriented common stocks of mid cap companies

PRINCIPAL RISKS

Market risk, active trading risk, IPO risk

TICKER SYMBOL

AMCIX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in growth-oriented common stocks of U.S. mid cap companies (i.e., companies within the Russell Midcap Index that possess higher price-to-book ratios and higher forecasted growth values). Using an analytical process together with fundamental research methods, the Adviser rates the performance potential of companies and buys those stocks that it believes offer the best prospects for superior performance relative to the securities of comparable companies. The Adviser assesses a company's prospects for growth by reviewing and analyzing purchase candidates individually. The Fund also utilizes an active trading approach. The Fund may invest in initial public offerings
(IPOs), the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities of mid cap companies that the Adviser believes offer the potential for accelerated earnings or revenue growth relative to the broader stock market. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.

Although the Fund is diversified and does not intend to focus on any particular industry sectors, the Fund's investment strategy may involve, at times, investing a significant portion of its assets in one or more industry sectors that the Adviser believes hold high potential for growth. As a result, poor performance or negative economic events affecting one or more of these sectors could have a greater impact on the Fund than on other funds that maintain broader sector coverage.


The Fund considers a mid-capitalization or "mid cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Growth Index. The market capitalization range of the Russell Midcap Growth Index changes constantly, and as a result, the capitalization of mid cap companies in which the Multi-Factor Mid Cap Growth Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell Midcap Growth Index. As of August 31, 2007, market capitalizations of companies in the Russell Midcap Growth Index ranged from approximately $1.2 billion to $22.7 billion.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 26, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Mid Capitalization Fund which was reorganized into the Fund on that date.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.


                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLL0WING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


  1997    1998    1999    2000     2001     2002    2003   2004   2005   2006
 -----------------------------------------------------------------------------
 11.70%  11.31%  45.85%  -7.90%  -18.89%  -31.10%  34.01%  5.79%  6.31%  7.23%


                       Best Quarter     35.09%  (12/31/99)
                       Worst Quarter   -27.08%   (9/30/01)


The Fund's year-to-date total return for Class I Shares through June 30, 2007 was 14.73%.

                                                                    EQUITY FUNDS

                                      ALLEGIANT MULTI-FACTOR MID CAP GROWTH FUND
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
CLASS I SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Multi-Factor Mid Cap Growth Fund

   Returns Before Taxes                               7.23%    2.17%      4.20%

   Returns After Taxes on Distributions(1)            7.13%    2.16%      1.93%

   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)                         4.82%    1.86%      2.83%
--------------------------------------------------------------------------------
Russell Midcap Growth Index(2)
(reflects no deduction for
fees, expenses or taxes)                             10.66%    8.22%      8.62%
--------------------------------------------------------------------------------

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL MIDCAP INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL MIDCAP INDEX MEASURES THE PERFORMANCE OF THE 800 SMALLEST U.S. COMPANIES AMONG THE LARGEST 1,000 U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 22 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT MULTI-FACTOR SMALL CAP CORE FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in securities of small cap companies

PRINCIPAL RISKS

Active trading risk, market risk, small companies risk

TICKER SYMBOL

ALOIX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in common stocks of U.S. companies with small stock market capitalizations that possess both value and growth characteristics. Using an analytical process together with fundamental research methods, the Adviser rates the performance potential of companies and buys those stocks that it believes offer the best prospects for superior performance relative to the securities of comparable companies. In selecting securities, the Adviser integrates both growth and valuation considerations. The Adviser focuses on companies that appear to have potential for above-average earnings, sales and asset value growth. Additionally, the Adviser buys those securities it considers to be attractively valued relative to the securities of comparable companies. The Adviser assesses a company's growth prospects and relative valuation by reviewing and analyzing investment candidates individually.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities of small cap companies (i.e., companies with market capitalizations approximately equivalent to those that fall in the lowest 15% of publicly traded companies represented in the Russell 2000 Index). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.


The Fund considers a small-capitalization or "small cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. The market capitalization range of the Russell 2000 Index changes constantly, and as a result, the capitalization of small cap companies in which the Multi-Factor Small Cap Core Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 2000 Index. As of August 31, 2007, market capitalizations of companies in the Russell 2000 Index ranged from approximately $27.0 million to $5.0 billion.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 26, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION


The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing the Fund's performance for the last calendar year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURN

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                      2006
                                     ------
                                     16.37%

                Best Quarter     13.91%    (3/31/06)
                Worst Quarter    -4.56%    (6/30/06)

The Fund's year-to-date total return for Class I Shares through June 30, 2007 was 3.23%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
                                                             SINCE      DATE OF
CLASS I SHARES                                    1 YEAR   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Multi-Factor Small Cap Core Fund                              9/29/05

  Returns Before Taxes                            16.37%    14.76%

  Returns After Taxes on Distributions(1)         16.07%    14.52%

  Returns After Taxes on Distributions and
  Sale of Fund Shares(1)                          10.72%    12.47%
--------------------------------------------------------------------------------
Russell 2000 Index(2)
(reflects no deduction for                                               Since
fees, expenses or taxes)                          18.37%    15.48%      9/30/05
--------------------------------------------------------------------------------

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL 2000 INDEX IS COMPRISED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 22 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                    EQUITY FUNDS

                             ALLEGIANT MULTI-FACTOR SMALL CAP FOCUSED VALUE FUND




--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in value-oriented securities of small cap companies

PRINCIPAL RISKS

Market risk, small companies risk

TICKER SYMBOL

ALUIX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in common stocks of U.S. companies with small stock market capitalizations that are believed to be conservatively valued. Using an analytical process together with fundamental research to implement a "value" approach, the Adviser rates the performance potential of companies and buys those securities it considers to be conservatively valued relative to the securities of comparable companies. In searching for securities with lower than average valuations, the Adviser considers, among other things, price-to-earnings and price-to-book ratios. The Adviser assesses a company's valuation and prospects by reviewing and analyzing investment candidates individually. The Adviser, through a focused approach, will invest in fewer securities relative to other Funds it manages in the Multi-Factor style.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities of small cap companies (i.e., companies with market capitalizations approximately equivalent to those that fall in the lowest 15% of publicly traded companies represented in the Russell 2000 Value Index). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.


The Fund considers a small-capitalization or "small cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Value Index. The market capitalization range of the Russell 2000 Value Index changes constantly, and as a result, the capitalization of small cap companies in which the Multi-Factor Small Cap Focused Value Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 2000 Value Index. As of August 31, 2007, market capitalizations of companies in the Russell 2000 Value Index ranged from approximately $27.0 million to $5.0 billion.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 26, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION


The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing the Fund's performance for the last calendar year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURN

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                      2006
                                     ------
                                     18.80%

                Best Quarter     11.58%    (3/31/06)
                Worst Quarter    -2.32%    (9/30/06)

The Fund's year-to-date total return for Class I Shares through June 30, 2007 was 2.88%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
                                                             SINCE      DATE OF
CLASS I SHARES                                    1 YEAR   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Multi-Factor Small Cap
Focused Value Fund                                                      9/29/05

  Returns Before Taxes                            18.80%    14.93%

  Returns After Taxes on Distributions(1)         16.32%    13.01%

  Returns After Taxes on Distributions and Sale
  of Fund Shares(1)                               12.41%    11.67%
--------------------------------------------------------------------------------
Russell 2000 Value Index(2)
(reflects no deduction for                                               Since
fees, expenses or taxes)                          23.48%    19.01%      9/30/05
--------------------------------------------------------------------------------

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL 2000 VALUE INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2,000 SMALLEST COMPANIES OF THE 3,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.


FUND FEES AND EXPENSES

See page 23 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT MULTI-FACTOR SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in securities of small cap companies with prospects for accelerated earnings or revenue growth

PRINCIPAL RISKS

Market risk, small companies risk, IPO risk, active trading risk

TICKER SYMBOL

ALWIX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in common stocks of U.S. companies with small stock market capitalizations (i.e., companies with market capitalizations approximately equivalent to those that fall in the lowest 15% of publicly traded companies represented in the Russell 2000 Growth Index). Using an analytical process together with fundamental research methods, the Adviser rates the performance potential of companies and buys those stocks that it believes offer the best prospects for superior performance relative to the securities of comparable companies. The Adviser assesses a company's prospects for growth by reviewing and analyzing purchase candidates individually. The Fund also utilizes an active trading approach. The Fund may invest in initial public offerings ("IPOs"), the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities of small cap companies that the Adviser believes offer the potential for accelerated earnings or revenue growth relative to the broader stock market. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.

Although the Fund is diversified and does not intend to focus on any particular industry sectors, the Fund's investment strategy may involve, at times, investing a significant portion of its assets in one or more industry sectors that the Adviser believes hold high potential for growth. As a result, poor performance or negative economic events affecting one or more of these sectors could have a greater impact on the Fund than on other funds that maintain broader sector coverage.


The Fund considers a small-capitalization or "small cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Growth Index. The market capitalization range of the Russell 2000 Growth Index changes constantly, and as a result, the capitalization of small cap companies in which the Multi-Factor Small Cap Growth Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 2000 Growth Index. As of August 31, 2007, market capitalizations of companies in the Russell 2000 Growth Index ranged from approximately $124.0 million to $3.5 billion.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 26, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION


The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing the Fund's performance for the last calendar year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURN

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                      2006
                                     ------
                                      7.53%

                Best Quarter      11.70%   (3/31/06)
                Worst Quarter     -6.21%   (6/30/06)

The Fund's year-to-date total return for Class I Shares through June 30, 2007 was 8.57%.

                                                                    EQUITY FUNDS

                                    ALLEGIANT MULTI-FACTOR SMALL CAP GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
                                                             SINCE      DATE OF
CLASS I SHARES                                    1 YEAR   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Multi-Factor Small Cap Growth Fund                            9/29/05

  Returns Before Taxes                             7.53%     6.73%

  Returns After Taxes on Distributions(1)          7.53%     6.73%

  Returns After Taxes on Distributions and Sale
  of Fund Shares(1)                                4.90%     5.73%
--------------------------------------------------------------------------------
Russell 2000 Growth Index(2)
(reflects no deduction for                                               Since
fees, expenses or taxes)                          13.35%    11.96%      9/30/05
--------------------------------------------------------------------------------

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL 2000 GROWTH INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2,000 SMALLEST COMPANIES OF THE 3,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 23 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT MULTI-FACTOR SMALL CAP VALUE FUND




--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in value-oriented common stocks of small cap companies

PRINCIPAL RISKS

Market risk, small companies risk

TICKER SYMBOL

AMRIX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in common stocks of U.S. companies with small stock market capitalizations that are believed to be conservatively valued. Using an analytical process together with fundamental research methods to implement a "value" approach, the Adviser rates the performance potential of companies and buys those securities it considers to be conservatively valued relative to the securities of comparable companies. In searching for securities with lower than average valuations, the Adviser considers, among other things, price-to-earnings and price-to-book ratios. The Adviser assesses a company's valuation and prospects by reviewing and analyzing investment candidates individually.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities of small cap companies (i.e., companies with market capitalizations approximately equivalent to those that fall in the lowest 15% of publicly traded companies represented in the Russell 2000 Value Index). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.


The Fund considers a small-capitalization or "small cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Value Index. The market capitalization range of the Russell 2000 Value Index changes constantly, and as a result, the capitalization of small cap companies in which the Multi-Factor Small Cap Value Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 2000 Value Index. As of August 31, 2007, market capitalizations of companies in the Russell Value 2000 Index ranged from approximately $27.0 million to $5.0 billion.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 26, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

Performance information prior to November 30, 2005 represents performance of the Allegiant Small Cap Value Fund, which on that date, changed its investment objective, principal investment strategies and name to the Allegiant Multi-Factor Small Cap Value Fund.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


 1997    1998     1999     2000    2001     2002     2003    2004   2005   2006
--------------------------------------------------------------------------------
32.43%  -6.96%    7.91%   33.60%  17.32%  -10.56%   38.98%  21.62% -1.16% 13.30%


                Best Quarter      19.26%   (12/31/01)
                Worst Quarter    -17.80%    (9/30/02)


The Fund's year-to-date total return for Class I Shares through June 30, 2007 was 2.14%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
CLASS I SHARES                                    1 YEAR   5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Allegiant Multi-Factor Small Cap Value Fund

  Returns Before Taxes                            13.30%    11.10%      13.44%

  Returns After Taxes on Distributions(1)          9.89%     8.53%      10.69%

  Returns After Taxes on Distributions and
  Sale of Fund Shares(1)                          10.80%     8.63%      10.45%
--------------------------------------------------------------------------------
Russell 2000 Value Index(2)
(reflects no deduction for fees, expenses or
taxes)                                            23.48%    15.37%      13.27%
--------------------------------------------------------------------------------

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL 2000 VALUE INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2,000 SMALLEST COMPANIES OF THE 3,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 23 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                    EQUITY FUNDS

                                                    ALLEGIANT S&P 500 INDEX FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE


To approximate, before Fund expenses, the investment results of the S&P 500(R) Index


PRINCIPAL INVESTMENT STRATEGY


Investing in stocks that comprise the S&P 500(R) Index


PRINCIPAL RISKS

Market risk, tracking error risk, derivatives risk

TICKER SYMBOL

AQDIX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Adviser invests substantially all, but in no event less than 80%, of the Fund's net assets plus any borrowings for investment purposes in stocks included in the S&P 500(R) Index. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The S&P 500(R) Index is made up of common stocks of 500 large, publicly traded companies. The vast majority of the Fund's assets are invested in stocks included in the S&P 500(R) Index in approximately the same relative proportion as those stocks are held in the S&P 500(R) Index. The Adviser does not generally "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis). However, the Adviser believes that employing certain active management strategies for a percentage of the Fund's assets, if successful, will result in net returns after expenses that may more closely approximate the returns of the S&P 500(R) Index. The Adviser may invest in S&P 500(R) futures in addition to or in place of S&P 500(R) stocks to attempt to equal the performance of the S&P 500(R) Index when futures are less expensive than actual stocks. The value of S&P 500(R) futures closely tracks changes in the value of the S&P 500(R) Index. The Fund may also invest in other S&P 500(R) derivatives with economic characteristics similar to the common stocks in the S&P 500(R) Index. Under normal circumstances, investments in derivatives will not exceed 20% of the Fund's net assets. The Fund may purchase a security that is scheduled to be included in the S&P 500(R) Index but prior to the effective inclusion date. The Fund may also temporarily continue to hold a security that has been deleted from the S&P 500(R) Index. A diversified subset of stocks held in the Fund may have weights slightly higher or lower than those in the S&P 500(R) Index with the goal of adding small incremental performance relative to the S&P 500(R) Index. Stocks that are held in very small proportions in the S&P 500(R) Index may be excluded from the Fund if they are expected to underperform.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 26, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


       1999    2000     2001     2002    2003     2004    2005     2006
      ------------------------------------------------------------------
      20.61%  -9.20%  -12.22%  -22.33%  28.05%   10.65%   4.51%   15.45%


                Best Quarter      15.30%   (6/30/03)
                Worst Quarter    -17.37%   (9/30/02)


The Fund's year-to-date total return for Class I Shares through June 30, 2007 was 6.74%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
                                                             SINCE      DATE OF
CLASS I SHARES                        1 YEAR   5 YEARS     INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Allegiant S&P 500 Index Fund                                            7/10/98

  Returns Before Taxes                15.45%    5.83%        3.77%

  Returns After Taxes on
  Distributions(1)                    15.07%    5.49%        3.37%

  Returns After Taxes on
  Distributions and Sale of Fund
  Shares(1)                           10.49%    4.90%        3.05%
--------------------------------------------------------------------------------
S&P 500(R) Index(2)
(reflects no deduction for                                              Since
fees, expenses or taxes)              15.79%    6.19%        4.30%     6/30/98
--------------------------------------------------------------------------------

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE S&P 500(R) INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE. "S&P 500" IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE BY ALLEGIANT ASSET MANAGEMENT COMPANY. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

FUND FEES AND EXPENSES

See page 23 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT SMALL CAP CORE FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in common stocks of small cap companies

PRINCIPAL RISKS

Market risk, small companies risk

TICKER SYMBOL

ACRAX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of publicly traded small cap U.S. equity securities that possess both value and growth characteristics. The Adviser's investment process is to invest in securities of companies based on the Adviser's analysis of the company's cash flow. The Adviser's investment process focuses, specifically, on Cash Flow Return on Investment (CFROI(R)). CFROI(R) is calculated in percentage terms by dividing gross cash flow by gross cash investment. CFROI(R) is an inflation-adjusted measure of corporate performance that attempts to reduce accounting distortions and allow for more accurate comparisons between companies, different market caps, sectors and industries. The Adviser believes that CFROI(R) provides a more accurate predictor of future value than other broadly used analysis methods. The Adviser first screens companies based on corporate performance utilizing the CFROI(R) measure, and then screens companies based on cash flow valuation metrics to determine if the stock is attractively priced. The Adviser believes that it does not matter what a particular company's cash flow change is if the stock is overvalued.

In addition, as part of its screening process, the Adviser looks for companies whose management understands how to create value for shareholders, deploy capital, that have low debt and a consistent dividend policy, and that are market leaders with respect to the product or service they provide, as well as companies that are part of a strong or growing industry. The Adviser will generally sell a security when cash flow return on investment flattens or declines, market price equals or exceeds cash flow value "target," company characteristics deteriorate, when there is cash flow related impacts to an earnings warning, and when the stock experiences underperformance. However, none of the sell characteristics are automatic.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.


The Fund considers a small-capitalization or "small cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. The market capitalization range of the Russell 2000 Index changes constantly, and as a result, the capitalization of small cap companies in which the Small Cap Core Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 2000 Index. As of August 31, 2007, market capitalizations of companies in the Russell 2000 Index ranged from approximately $27.0 million to $5.0 billion.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 26, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual return compares with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


                                  2005     2006
                                  --------------
                                  3.70%   11.45%


                Best Quarter      12.44%   (3/31/06)
                Worst Quarter     -3.71%   (6/30/06)


The Fund's year-to-date total return for Class I Shares through June 30, 2007 was 12.74%.

                                                                    EQUITY FUNDS

                                                   ALLEGIANT SMALL CAP CORE FUND

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
                                                             SINCE      DATE OF
CLASS I SHARES                                    1 YEAR   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Small Cap Core Fund                                            4/2/04

  Returns Before Taxes                            11.45%     9.45%

  Returns After Taxes on Distributions(1)         10.71%     9.18%

  Returns After Taxes on Distributions and Sale
  of Fund Shares(1)                                8.42%     8.12%
--------------------------------------------------------------------------------
Russell 2000 Index(2)
(reflects no deduction for                                               Since
fees, expenses or taxes)                          18.37%    12.37%      3/31/04
--------------------------------------------------------------------------------

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL 2000 INDEX IS COMPRISED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in growth-oriented common stocks of small cap companies

PRINCIPAL RISKS


Market risk, small companies risk, active trading risk, IPO risk


TICKER SYMBOL

ASMIX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests in a diversified portfolio of publicly traded small cap equity securities of U.S. companies. The Adviser seeks to invest in small cap companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund may invest in initial public offerings ("IPOs"), the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.


The Fund considers a small-capitalization or "small cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Growth Index. The market capitalization range of the Russell 2000 Growth Index changes constantly, and as a result, the capitalization of small cap companies in which the Small Cap Growth Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 2000 Growth Index. As of August 31, 2007, market capitalizations of companies in the Russell 2000 Growth Index ranged from approximately $124.0 million to $3.5 billion.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 26, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


   1998    1999      2000     2001      2002     2003     2004    2005    2006
--------------------------------------------------------------------------------
   7.56%  36.06%   -14.96%   -8.11%   -39.31%   45.43%    0.10%  -4.84%   7.68%


                     Best Quarter     36.30%     (12/31/99)
                     Worst Quarter   -25.79%      (9/30/01)


The Fund's year-to-date total return for Class I Shares through June 30, 2007 was 8.34%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
                                                              SINCE     DATE OF
CLASS I SHARES                            1 YEAR   5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Allegiant Small Cap Growth Fund                                         8/1/97

  Returns Before Taxes                      7.68%   -1.97%     1.12%

  Returns After Taxes on
  Distributions(1)                          7.68%   -1.97%     0.85%

  Returns After Taxes on Distributions
  and Sale of Fund Shares(1)                5.00%   -1.66%     0.91%
--------------------------------------------------------------------------------
Russell 2000 Growth Index(2)
(reflects no deduction for                                              Since
fees, expenses or taxes)                   13.35%    6.93%     4.07%   7/31/97
--------------------------------------------------------------------------------

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL 2000 GROWTH INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2,000 SMALLEST COMPANIES OF THE 3,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                    EQUITY FUNDS

                                                          FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

----------------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------

                                                        BALANCED    INTERNATIONAL    LARGE CAP    LARGE CAP
                                                       ALLOCATION       EQUITY      CORE EQUITY    GROWTH
                                                          FUND            FUND         FUND         FUND
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                      None          None            None         None
-------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                     None          None            None         None
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                      None          None            None         None
-------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                       None          2.00%(1)        None         None
-------------------------------------------------------------------------------------------------------------
Exchange Fee                                             None          None            None         None
-------------------------------------------------------------------------------------------------------------

----------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
----------------------------------------------

Investment Advisory Fees                                 0.75%         1.15%(*,2)      0.75%(4)     0.75%(4)
-------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(3)                             0.02%         0.03%           0.03%        0.03%
-------------------------------------------------------------------------------------------------------------
Other Expenses                                           0.19%         0.18%           0.13%        0.14%
-------------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                          0.05%(5)       N/A             N/A          N/A
-------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                       1.01%         1.36%*          0.91%        0.92%
-------------------------------------------------------------------------------------------------------------

SEE PAGE 24 FOR ALL OTHER FOOTNOTES.

--------------------------------------------------------------------------------
* EXPENSES ARE BASED ON AMOUNTS INCURRED BY THE FUND DURING ITS MOST RECENT FISCAL YEAR (ADJUSTED FOR CURRENT DISTRIBUTION (12b-1) FEES EXPECTED TO BE INCURRED) AND DO NOT REFLECT A VOLUNTARY WAIVER OF INVESTMENT ADVISORY FEES BY THE ADVISER. THIS VOLUNTARY WAIVER IS EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2008 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THIS WAIVER, ACTUAL INVESTMENT ADVISORY FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE FISCAL YEAR ENDED MAY 31, 2007 WERE:

                                                 INTERNATIONAL
                                                     EQUITY
                                                      FUND
--------------------------------------------------------------------------------
Investment Advisory Fees                             1.00%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                 1.21%
--------------------------------------------------------------------------------

EQUITY FUNDS

------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------

                                                               MULTI-FACTOR   MULTI-FACTOR
                                       LARGE CAP    MID CAP       MID CAP       SMALL CAP
                                         VALUE       VALUE        GROWTH          CORE
                                         FUND        FUND          FUND           FUND
------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)       None       None         None           None
------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)      None       None         None           None
------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)       None       None         None           None
------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)        None       None         None           None
------------------------------------------------------------------------------------------
Exchange Fee                              None       None         None           None
------------------------------------------------------------------------------------------

---------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------

Investment Advisory Fees(4)               0.75%      1.00%*       1.00%*         1.00%*
------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(3)              0.03%      0.03%        0.02%          0.02%
------------------------------------------------------------------------------------------
Other Expenses                            0.13%      0.14%        0.43%(6)       0.19%
------------------------------------------------------------------------------------------
Acquired Fund Fees
and Expenses                               N/A       0.02%(5)      N/A           0.02%(5)
------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                        0.91%      1.19%*       1.45%*         1.23%*
------------------------------------------------------------------------------------------

SEE PAGE 24 FOR ALL OTHER FOOTNOTES.

--------------------------------------------------------------------------------
* EXPENSES ARE BASED ON AMOUNTS INCURRED BY THE FUNDS DURING THEIR MOST RECENT FISCAL YEAR (ADJUSTED FOR CURRENT DISTRIBUTION (12b-1) FEES EXPECTED TO BE INCURRED) AND DO NOT REFLECT VOLUNTARY WAIVERS OF INVESTMENT ADVISORY FEES BY THE ADVISER. THESE VOLUNTARY WAIVERS ARE EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2008 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THESE WAIVERS, ACTUAL INVESTMENT ADVISORY FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE FISCAL YEAR ENDED MAY 31, 2007 WERE:

                                                     MULTI-FACTOR   MULTI-FACTOR
                                           MID CAP     MID CAP       SMALL CAP
                                            VALUE      GROWTH          CORE
                                            FUND        FUND           FUND
--------------------------------------------------------------------------------
Investment Advisory Fees                    0.75%       0.45%          0.74%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses        0.94%       0.90%          0.97%
--------------------------------------------------------------------------------

                                                                    EQUITY FUNDS

------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------

                                        MULTI-FACTOR   MULTI-FACTOR   MULTI-FACTOR
                                         SMALL CAP      SMALL CAP       SMALL CAP     S&P 500
                                       FOCUSED VALUE      GROWTH          VALUE        INDEX
                                            FUND           FUND           FUND         FUND
---------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)         None           None           None         None
---------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)        None           None           None         None
---------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)         None           None           None         None
---------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)          None           None           None         None
---------------------------------------------------------------------------------------------
Exchange Fee                                None           None           None         None
---------------------------------------------------------------------------------------------

---------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------

Investment Advisory Fees                    1.00%*,(4)     1.00%*,(4)     1.00%(4)     0.35%*
---------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(3)                0.01%          0.01%          0.03%        0.00%
---------------------------------------------------------------------------------------------
Other Expenses                              0.85%(7)       0.59%(6)       0.15%        0.15%
---------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses*                         1.86%*         1.60%*         1.18%        0.50%*
---------------------------------------------------------------------------------------------

SEE PAGE 24 FOR ALL OTHER FOOTNOTES.

--------------------------------------------------------------------------------
* EXPENSES ARE BASED ON AMOUNTS INCURRED BY THE FUNDS DURING THEIR MOST RECENT FISCAL YEAR (ADJUSTED FOR CURRENT DISTRIBUTION (12B-1) FEES EXPECTED TO BE INCURRED) AND DO NOT REFLECT VOLUNTARY WAIVERS OF INVESTMENT ADVISORY FEES BY THE ADVISER. THESE VOLUNTARY WAIVERS ARE EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2008 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THESE WAIVERS, ACTUAL INVESTMENT ADVISORY FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE FISCAL YEAR ENDED MAY 31, 2007 WERE:

                                          MULTI-FACTOR   MULTI-FACTOR
                                           SMALL CAP      SMALL CAP      S&P 500
                                         FOCUSED VALUE      GROWTH        INDEX
                                             FUND            FUND          FUND
--------------------------------------------------------------------------------
Investment Advisory Fees                     0.31%           0.36%        0.20%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses         1.17%           0.96%        0.35%
--------------------------------------------------------------------------------

EQUITY FUNDS

---------------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
---------------------------------------------

                                                         SMALL CAP     SMALL CAP
                                                           CORE         GROWTH
                                                           FUND          FUND
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                        None          None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                       None          None
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                        None          None
--------------------------------------------------------------------------------

Redemption Fee (as a percentage
of amount redeemed, if applicable)(1)                      None          None

--------------------------------------------------------------------------------
Exchange Fee                                               None          None
--------------------------------------------------------------------------------

---------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------

Investment Advisory Fees(4)                                1.00%         1.00%*
--------------------------------------------------------------------------------

Distribution (12b-1) Fees(3)                               0.03%         0.02%
--------------------------------------------------------------------------------
Other Expenses                                             0.12%         0.61%
--------------------------------------------------------------------------------
Acquired Fund Fees
and Expenses                                               0.01%(5)       N/A
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                         1.16%         1.63%*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* EXPENSES ARE BASED ON AMOUNTS INCURRED BY THE FUND DURING ITS MOST RECENT FISCAL YEAR (ADJUSTED FOR CURRENT DISTRIBUTION (12b-1) FEES EXPECTED TO BE INCURRED) AND DO NOT REFLECT THE VOLUNTARY WAIVER OF INVESTMENT ADVISORY FEES BY THE ADVISER. THIS VOLUNTARY WAIVER IS EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2008 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THIS WAIVER, ACTUAL INVESTMENT ADVISORY FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE FISCAL YEAR ENDED MAY 31, 2007 WERE:

                                                                       SMALL CAP
                                                                        GROWTH
                                                                         FUND
--------------------------------------------------------------------------------
Investment Advisory Fees                                                 0.55%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                     1.18%
--------------------------------------------------------------------------------

(1) The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you redeem or exchange your shares within 60 days of purchase. The fee is retained by the Fund and withheld from redemption proceeds. For more details, see the "Redemption Fee" section of this prospectus.

(2) From its advisory fee, the Adviser pays a sub-advisory fee to Polaris based on the portion of assets of the Fund allocated to Polaris as follows: 0.35% of the first $125 million of assets managed, 0.40% of assets managed between $125 million and $200 million and 0.50% of assets managed over $200 million.

(3) Represents actual Distribution (12b-1) Fees incurred by the S&P 500 Index Fund's Class I Shares during the last fiscal year. For the other Funds, Distribution (12b-1) Fees have been restated to reflect current fees expected to be incurred by each Fund's Class I Shares during the current fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than the Distribution (12b-1) Fees stated in the tables above for all Funds except the S&P 500 Index Fund which expects to reimburse 0.005% during the current fiscal year.

(4) The advisory fee is reduced to 0.95% on assets of $500 million or more, but less than $1 billion and to 0.90% on assets of $1 billion and over for the Multi-Factor Small Cap Core, Multi-Factor Small Cap Focused Value, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Value, Small Cap Core and Small Cap Growth Funds. The advisory fee is reduced to 0.95% on assets of $1 billion or more, but less than $1.5 billion and to 0.90% on assets of $1.5 billion and over for the Multi-Factor Mid Cap Growth and Mid Cap Value Funds. The advisory fee is reduced to 0.70% on assets of $1 billion or more, but less than $1.5 billion and to 0.65% on assets of $1.5 billion and over for the Large Cap Core Equity, Large Cap Growth and Large Cap Value Funds.


(5) "Acquired Fund" means any investment company in which a Fund invests or has invested during the period. A Fund's "Acquired Fund Fees and Expenses" are based on amounts for the fiscal year ended May 31, 2007. The "Total Annual Fund Operating Expenses" will not correlate to each Fund's ratio of expenses to average net assets in the Funds' Financial Highlights, which reflects the operating expenses of the Funds and does not include "Acquired Fund Fees and Expenses." The Funds calculate the Acquired Funds' expenses using the net expense ratios reported in the Acquired Funds' most recent shareholder reports.

(6) Other Expenses for the Multi-Factor Mid Cap Growth Fund and Multi-Factor Small Cap Growth Fund include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%.

(7) Other Expenses for the Multi-Factor Small Cap Focused Value Fund have been restated to reflect current fees expected to be incurred by the Fund during the current fiscal year.

      For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Teams" and "Distribution Plan."

                                                                    EQUITY FUNDS

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Allegiant Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in Class I Shares of a Fund for the time periods indicated and that you redeem your shares at the end of those periods.

The Examples also assume that your investment has a 5% return each year, Fund expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be different, your approximate costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------

BALANCED ALLOCATION FUND                    $103      $322      $558     $1,236
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                   $123      $384      $665     $1,466
--------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND                  $ 93      $290      $504     $1,120
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND                       $ 94      $293      $509     $1,131
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND                        $ 93      $290      $504     $1,120
--------------------------------------------------------------------------------
MID CAP VALUE FUND                          $ 96      $300      $520     $1,155
--------------------------------------------------------------------------------
MULTI-FACTOR MID CAP GROWTH FUND            $ 92      $287      $498     $1,108
--------------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP CORE FUND            $ 99      $309      $536     $1,190
--------------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP FOCUSED VALUE FUND   $119      $372      $644     $1,420
--------------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP GROWTH FUND          $ 98      $306      $531     $1,178
--------------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP VALUE FUND           $120      $375      $649     $1,432
--------------------------------------------------------------------------------
S&P 500 INDEX FUND                          $ 36      $113      $197     $  443
--------------------------------------------------------------------------------
SMALL CAP CORE FUND                         $118      $368      $638     $1,409
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND                       $120      $375      $649     $1,432
--------------------------------------------------------------------------------

MORE INFORMATION ABOUT PRINCIPAL RISKS

----------------------------------------------------------------------------------------------------------
                                 Active                                                           Interest
                                Trading   Allocation   Country   Credit   Derivatives   Foreign     Rate
                                 Risk        Risk       Risk      Risk       Risk        Risk       Risk
----------------------------------------------------------------------------------------------------------
EQUITY FUNDS
----------------------------------------------------------------------------------------------------------
   Balanced Allocation Fund        X          X                   X           X           X         X
----------------------------------------------------------------------------------------------------------
   International Equity Fund       X                     X                    X           X
----------------------------------------------------------------------------------------------------------
   Large Cap Core Equity Fund      X
----------------------------------------------------------------------------------------------------------
   Large Cap Growth Fund           X
----------------------------------------------------------------------------------------------------------
   Large Cap Value Fund
----------------------------------------------------------------------------------------------------------
   Mid Cap Value Fund
----------------------------------------------------------------------------------------------------------
   Multi-Factor Mid Cap
     Growth Fund                   X
----------------------------------------------------------------------------------------------------------
   Multi-Factor Small
     Cap Core Fund                 X
----------------------------------------------------------------------------------------------------------
   Multi-Factor Small
     Cap Focused Value Fund
----------------------------------------------------------------------------------------------------------
   Multi-Factor Small
     Cap Growth Fund               X
----------------------------------------------------------------------------------------------------------
   Multi-Factor Small
     Cap Value Fund
----------------------------------------------------------------------------------------------------------
   S&P 500 Index Fund                                                          X
----------------------------------------------------------------------------------------------------------
   Small Cap Core Fund
----------------------------------------------------------------------------------------------------------
   Small Cap Growth Fund           X
----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                  Multi-      Pre-
                                                National     Payment/     Small    Tracking
                                IPO    Market   Companies   Extension   Companies   Error
                                Risk    Risk      Risk        Risk        Risk       Risk
-------------------------------------------------------------------------------------------
EQUITY FUNDS
-------------------------------------------------------------------------------------------
   Balanced Allocation Fund              X                     X           X
-------------------------------------------------------------------------------------------
   International Equity Fund             X         X
-------------------------------------------------------------------------------------------
   Large Cap Core Equity Fund            X
-------------------------------------------------------------------------------------------
   Large Cap Growth Fund                 X
-------------------------------------------------------------------------------------------
   Large Cap Value Fund                  X
-------------------------------------------------------------------------------------------
   Mid Cap Value Fund                    X
-------------------------------------------------------------------------------------------
   Multi-Factor Mid Cap
     Growth Fund                 X       X
-------------------------------------------------------------------------------------------
   Multi-Factor Small
     Cap Core Fund                       X                                 X
-------------------------------------------------------------------------------------------
   Multi-Factor Small
     Cap Focused Value Fund              X                                 X
-------------------------------------------------------------------------------------------
   Multi-Factor Small
     Cap Growth Fund             X       X                                 X
-------------------------------------------------------------------------------------------
   Multi-Factor Small
     Cap Value Fund                      X                                 X
-------------------------------------------------------------------------------------------
   S&P 500 Index Fund                    X                                            X
-------------------------------------------------------------------------------------------
   Small Cap Core Fund                   X                                 X
-------------------------------------------------------------------------------------------
   Small Cap Growth Fund         X       X                                 X
-------------------------------------------------------------------------------------------

ACTIVE TRADING RISK. If the Adviser frequently buys and sells securities, the result may be correspondingly higher expenses and other transaction costs, which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

ALLOCATION RISK. The Balanced Allocation Fund is subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can not meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although a Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

DERIVATIVES RISK. Derivative instruments include options, futures, and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Developing market countries are countries that the MSCI EAFE Index or the United Nations classifies as emerging or developing. Developing markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Developing market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of a developing market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

INTEREST RATE RISK. For the Balanced Allocation Fund, an investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

IPO RISK. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

MARKET RISK. Market risk is the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. Each Fund is also subject to the risk that its primary market segment defined in the Fund's Principal Investment Strategy may underperform other market segments or the markets as a whole.

MARKET RISK OF BALANCED ALLOCATION FUND. The Fund invests directly in equity and fixed income securities and therefore is subject to the risks associated with these securities. For the risks associated with investing in equity securities, see "Market risk" above. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income or equity markets as a whole.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Balanced Allocation Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.


Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.


SMALL COMPANIES RISK. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange. It may be harder to sell the smallest capitalization company stocks, which can reduce their selling prices.

TRACKING ERROR RISK. The S&P 500 Index Fund's ability to replicate the performance of the S&P 500(R) Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.


For additional information about risks, see "More Information About Principal Investment Strategies" in Appendix A.

INVESTMENT ADVISER, SUB-ADVISER AND INVESTMENT TEAMS


Allegiant Asset Management Company, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2007, the Adviser had approximately $30 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board of Trustees of Allegiant supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.


The table below shows the management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal year ended May 31, 2007:

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    ADVISORY FEES PAID AS
                                                                                                   A PERCENTAGE OF AVERAGE
                                                                                               NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                                    MANAGEMENT TEAM                         ENDED MAY 31, 2007
-----------------------------------------------------------------------------------------------------------------------------
Balanced Allocation Fund                            Asset Allocation Management Team                        0.75%
-----------------------------------------------------------------------------------------------------------------------------
International Equity Fund                   International Equity Investment Management Team,                1.00%
                                                          Polaris (sub-adviser)
-----------------------------------------------------------------------------------------------------------------------------
Large Cap Core Equity Fund                          Equity Investment Management Team                       0.75%
-----------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                               Equity Investment Management Team                       0.75%
-----------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                             Value Equity Investment Management Team                    0.75%
-----------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                             Mid-Value Equity Investment Management Team                  0.75%
-----------------------------------------------------------------------------------------------------------------------------
Multi-Factor Mid Cap Growth Fund              Structured Equity Investment Management Team                  0.45%
-----------------------------------------------------------------------------------------------------------------------------
Multi-Factor Small Cap Core Fund              Structured Equity Investment Management Team                  0.74%
-----------------------------------------------------------------------------------------------------------------------------
Multi-Factor Small Cap Focused Value Fund     Structured Equity Investment Management Team                  0.81%
-----------------------------------------------------------------------------------------------------------------------------
Multi-Factor Small Cap Growth Fund            Structured Equity Investment Management Team                  0.37%
-----------------------------------------------------------------------------------------------------------------------------
Multi-Factor Small Cap Value Fund             Structured Equity Investment Management Team                  0.99%
-----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                                Quantitative Analysis Management Team                     0.20%
-----------------------------------------------------------------------------------------------------------------------------
Small Cap Core Fund                              Core Equity Investment Management Team                     1.00%
-----------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                         Structured Equity Investment Management Team                  0.55%
-----------------------------------------------------------------------------------------------------------------------------

A discussion regarding the basis for the Board's approval of the Funds' advisory and sub-advisory agreements is available in the semi-annual report to shareholders for the period ended November 30, 2006.

SUB-ADVISER

Polaris, an SEC registered investment adviser, serves as Sub-Adviser to a portion of the assets of the International Equity Fund. Since 1995, Polaris has served as a global and international equity manager, serving the investment needs of pension plans, endowment funds and institutional and individual accounts. Polaris is located at 125 Summer Street, Suite 1470, Boston, Massachusetts. As of June 30, 2007, Polaris managed over $4.3 billion in assets. Bernard R. Horn, Jr., Polaris' founder, owns all of the voting interests of Polaris.


As Sub-Adviser, Polaris, under the supervision of the Adviser and Allegiant's Board of Trustees, provides a continuous investment program for the International Value Component. For its services, Polaris receives sub-advisory fees from the Adviser with respect to the portion of assets of the Fund allocated to Polaris at the annual fee rates of 0.35% of the first $125 million of assets managed, 0.40% of assets managed between $125 million and $200 million and 0.50% of assets managed over $200 million.

POLARIS INVESTMENT PERFORMANCE

POLARIS INTERNATIONAL EQUITY COMPOSITE PERFORMANCE RESULTS

-----------------------------------------------------------------------------------------------------------------------------
               GROSS ANNUAL    NET ANNUAL
                 COMPOSITE     COMPOSITE                                                             PERCENTAGE
                PERFORMANCE   PERFORMANCE     MSCI     NUMBER    COMPOSITE DISPERSION      U.S.        OF FIRM    TOTAL FIRM
 YEAR (AS OF      RESULTS       RESULTS       EAFE       OF         HIGH       LOW        DOLLARS      ASSETS       ASSETS
DECEMBER 31)        (%)           (%)         (%)     ACCOUNTS      (%)        (%)      (MILLIONS)       (%)      (MILLIONS)
-----------------------------------------------------------------------------------------------------------------------------

    2006           34.17         33.89       26.86       26         36.3      33.3        $ 1,200        46         $ 2,600

    2005           16.83         15.86       14.02       17         19.9      15.2          594.4        47           1,200
    2004           29.61         28.51       20.70        9         30.7      22.6          139.6        29           484.6
    2003           53.63         52.29       39.17        6         55.4      36.8           52.0        22           237.2
    2002            6.27          5.27      (15.66)       5         10.1       6.0           32.1        18           174.4
    2001           (0.29)        (1.17)     (21.21)       5          0.8      (3.6)          29.7        26           113.7
    2000           (5.26)        (5.72)     (13.96)       5         (2.5)     (6.8)          23.2        26            87.9
    1999           21.52         21.26       27.30        7         39.6       7.4           26.6        29            92.7
    1998           (5.88)        (6.45)      20.33        8         (3.2)    (11.5)          24.1        29            84.8
    1997           10.93          9.86        2.06        7         14.3       7.3            7.1        13            52.9
    1996           24.00         22.79        6.36        5         26.2      23.0            4.1        13            31.0
    1995           19.01         17.86       11.85        3         20.9      14.3            1.2         7            17.8
    1994            0.50         (0.17)       8.15        5          1.7      (2.4)           3.9        --              --
    1993           26.69         25.89       33.29        5         28.2      22.9            3.9        --              --
    1992            6.39          5.71      (11.36)       5          9.4       3.4            3.1        --              --
    1991            5.81          5.15       13.01        5         12.2       4.0            2.8        --              --
    1990           (4.57)        (5.54)     (22.77)       5         (1.5)     (4.8)           2.6        --              --
    1989           25.77         24.56       10.93        4         31.1      20.4            0.8        --              --
    1988           16.00         14.87       28.90        4         20.7      11.3            0.6        --              --
    1987            1.44          0.46       24.53        4         10.0       0.4            0.5        --              --
    1986           49.23         47.77       69.76        1         57.0      47.6            0.5        --              --
    1985           33.53         32.22       56.79        2         33.0      33.0            0.3        --              --
    1984            6.36          5.83        5.89        2                                   0.2        --              --

----------

NOTES:

1.    Polaris is a registered investment adviser.


2. Polaris has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS(R)) and its predecessor standards.


3. The International Equity Composite contains fully discretionary international equity accounts and for comparison purposes is measured against the MSCI EAFE Index. Returns include the effect of foreign currency exchange rates.

4. Results are based on fully discretionary accounts under management, including those accounts no longer with the firm. Non-fee-paying accounts are not included in this composite.

5. Composite performance is presented net of foreign withholding taxes. Additional information regarding the percentage of the composite, which may not be invested in countries or regions included in the index, is available upon request by contacting Polaris at adviserinfo@polariscapital.com.


6. The U.S. Dollar is the currency used to express performance. Returns are presented gross and net of management fees and include the reinvestment of all income. Net of fee performance was calculated using actual management fees. The annual composite dispersion presented is an asset-weighted and equal-weighted standard deviation calculated for the accounts in the composite the entire year. The "High" dispersion represents the highest return and the "Low" dispersion represents the lowest return. Additional information regarding the policies for calculating and reporting returns is available upon request.

7. The investment management fee schedule for the composite is 1% on the first $25 million in assets; 0.75% on the next $25 million; 0.60% on the next $1 billion; 0.55% on the next $2 billion, and 0.50% on the remainder. Actual investment advisory fees incurred by clients may vary.

8. The International Equity Composite was created April 1, 1995. Performance presented prior to April 1, 1995 occurred while the Portfolio Manager was affiliated with a prior firm and the Portfolio Manager was the only individual responsible for selecting the securities to buy and sell. An independent verification firm performed an examination of this track record; an Independent Verifier's Report is available upon request. Polaris Capital Management, Inc.'s compliance with the GIPS standards has been verified for the period April 1, 1995 through December 31, 2004 by Ashland Partners & Company LLP. In addition, a performance examination was conducted on the International Equity Composite beginning July 1, 1984. A copy of the verification reports and complete list and description of composites is available upon request.

9. The "High" dispersion represents the highest return and the "Low" dispersion represents the lowest return.

10. Results shown for the year 1984 represent partial period performance from July 1, 1984 through December 31, 1984.

11. "N.A." is used where information is not statistically meaningful due to an insufficient number of portfolios in the composite for the entire year.

12.   Past performance is not indicative of future results.

PRIOR RELATED PERFORMANCE INFORMATION FOR THE CORE EQUITY INVESTMENT MANAGEMENT TEAM

On December 31, 2005, Allegiant Investment Counselors, Inc. ("Investment Counselors"), a wholly-owned subsidiary of National City Corporation and the sub-adviser to the Allegiant Small Cap Core Fund, merged into the Adviser.

Although the Allegiant Small Cap Core Fund has limited prior performance history, the Core Equity Investment Management Team has substantial experience in managing accounts that focus on small cap issuers. The members of the Core Equity Investment Management Team at the Adviser were formerly portfolio managers with Investment Counselors, prior to Investment Counselors' merger into the Adviser. The members of the Core Equity Investment Management Team previously managed separate accounts with a small cap orientation having investment objectives, policies and strategies that are substantially similar to the Allegiant Small Cap Core Fund. For additional Information on the members of the Core Equity Investment Management Team, see "Portfolio Management Teams" below.

The tables below, which were prepared by Investment Counselors prior to its merger into the Adviser, show the annual returns and long-term performance record established by the members of the Core Equity Investment Management Team while managing client accounts at Investment Counselors. Please note that the performance results shown are those of the Core Equity Investment Management Team while employed by Investment Counselors and not the investment results of the Allegiant Small Cap Core Fund. The results are not intended to predict or suggest the return to be experienced by the Fund or the return an individual investor might achieve by investing in the Fund.

The Allegiant Small Cap Core Fund's results may be different from the composite performance figures shown due to, among other things, differences in fees and expenses. The composite performance figures reflect the deduction of all advisory fees and trading costs, but do not reflect custody fees, which were paid by clients directly. The overall expenses of Investment Counselors' client accounts were generally lower than those experienced by Fund shareholders and, therefore, the performance of the Fund would generally be lower. The Fund's results also may be different because private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable securities and tax laws that, if applicable, could have adversely affected the performance of the client accounts. In addition, the securities held by the Fund will not be identical to the securities held by these accounts.

Included for comparison purposes are performance figures of the Russell 2000 Index, an unmanaged market index. Investors cannot invest directly in the Index. The returns of the Russell 2000 Index reflect the reinvestment of dividends and distributions, but do not reflect the deduction of any fees, expenses or taxes.

INVESTMENT COUNSELORS SMALL CAP EQUITY COMPOSITE PERFORMANCE RESULTS

-----------------------------------------------------------------------------------------------------
               ANNUAL                                                            PERCENTAGE
    YEAR        TOTAL     RUSSELL      NUMBER      COMPOSITE   TOTAL ASSETS AT     OF FIRM     TOTAL
   (AS OF      RETURN   2000 INDEX       OF       DISPERSION    END OF PERIOD      ASSETS      FIRM
DECEMBER 31)     (%)        (%)      PORTFOLIOS       (%)         (MILLIONS)         (%)      ASSETS
-----------------------------------------------------------------------------------------------------
    1995        26.52      28.44          2          0.00          $  35.0           6.4       $ 553
    1996        24.40      16.49          1          0.00          $  41.0           8.0       $ 521
    1997        28.43      22.25          2          0.00          $  62.0          12.8       $ 483
    1998         5.39      -2.56          3          0.32          $  68.0          11.4       $ 593
    1999        12.42      21.26          2          0.22          $  65.4          10.4       $ 631
    2000         3.81      -3.03          2          0.16          $  36.4           6.8       $ 537
    2001        -4.30       2.49          2          0.07          $  34.5           8.1       $ 428
    2002       -14.70     -20.48          3          0.15          $  29.3           8.0       $ 369
    2003        52.74      47.25          3          2.03          $   2.4           0.5       $ 459
    2004        21.43      18.32          5          0.65          $ 171.3          25.4       $ 675
    2005         4.87       4.56         11          0.06          $ 311.1          38.5       $ 808

ANNUALIZED RETURNS (AS OF DECEMBER 31, 2005)

--------------------------------------------------------------------------------
                          INVESTMENT COUNSELORS
                        SMALL CAP EQUITY COMPOSITE   RUSSELL 2000 INDEX
--------------------------------------------------------------------------------
   1 Year                          4.56%                    4.87%
   5 Year                          8.23%                    9.69%
  10 Year                         12.05%                    9.25%

NOTES:

1. Prior to December 31, 2005, Investment Counselors was an investment management firm that provided investment advisory services to its clients. Investment Counselors was an equity, fixed income and balanced portfolio investment manager that invested solely in U.S.-based securities.


2. The above data is in compliance with the Global Investment Performance Standards (GIPS(R)) and its predecessor standards. This method of calculating performance differs from the Securities and Exchange Commission's standardized methodology which may produce different results.


3. The results shown above are of all discretionary, fee-paying accounts with investment objectives, policies and strategies substantially similar to those of the Allegiant Small Cap Core Fund and include both active and closed accounts.

4. Performance figures are presented net of investment management and brokerage fees, and are negatively affected by the amount of the fees. Investment Counselors' Small Cap Equity average weighted annual management fee is 0.50% of average net assets.

5. There were no changes in personnel responsible for the investment management process of this composite and no alteration of the composite for any reason. No selective periods of performance have been utilized. Results from all accounts have been continuous from the first full month under Investment Counselors' management to December 31, 2005 or last full month under Investment Counselors' management. Composites are valued on a monthly basis and are geometrically linked. Valuations and returns are computed and stated in U.S. Dollars and are computed using a time-weighted rate of return. The composite is asset weighted using beginning-of-period weightings. Accrual accounting is used for fixed income securities. Trade date is used for the valuation. Leverage and derivatives were not used in the portfolios included in the composite.

6. Investment Counselors' Small Cap Equity Composite was created on December 31, 1993. The composite included three (3) fee-paying, discretionary accounts over $500,000 that were managed according to the small cap equity strategy, and does not include wrap-fee accounts. As of December 31, 2005 the composite had $311.8 million in total assets. As of December 31, 2005, Investment Counselors' Small Cap Equity Composite results were 40% of all Investment Counselors' small cap equity portfolios and represented less than 1% of Investment Counselors' total firm assets and of Investment Counselors' discretionary accounts.


7. GIPS standard composites represent 100% of discretionary and 99.5% of total firm assets.


8. The dispersion of annual returns is measured by the standard deviation across asset-weighted portfolio returns represented with the composite for the full year.

9.    Past performance is no guarantee of future results.

PRIOR PERFORMANCE INFORMATION FOR THE EQUITY INVESTMENT MANAGEMENT TEAM

The principal portfolio managers of the Equity Investment Management Team are Lawrence E. Eakin, Jr. and Christopher A. Wiles, CFA. They have the primary responsibility for the day-to-day management of the Large Cap Core Equity and Large Cap Growth Funds. The Equity Investment Management Team has substantial experience in managing investment companies that focus on large cap issuers. While employed at Strong Capital Management, Inc. and Rockhaven Asset Management, LLC, the Equity Investment Management Team was solely responsible for managing two mutual funds each with a large cap orientation, having investment objectives, policies and strategies that are substantially similar, respectively, to the Allegiant Large Cap Core Equity Fund (the "Similar Core Equity Fund") and Allegiant Large Cap Growth Fund (the "Similar Growth Fund" and together with the Similar Core Equity Fund, the "Similar Funds").

Before joining the Equity Investment Management Team at Allegiant, Mr. Eakin co-managed the Similar Growth Fund and Similar Core Equity Fund (each as defined below). Mr. Eakin joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong, Mr. Eakin served as Rockhaven's director of research since he joined the firm in February 1997. While at Rockhaven, he co-managed the Similar Growth Fund's predecessor, the Rockhaven Premier Fund and the Similar Core Equity Fund's predecessor, the Rockhaven Fund, since 2001. Mr. Eakin received his bachelor's degree in computer application information systems from Clarion University in 1986 and his master's degree in investment finance from Duquesne University in 1993.

Before joining the Equity Investment Management Team at Allegiant, Mr. Wiles co-managed the Similar Growth Fund and Similar Core Equity Fund and has earned the right to use the Chartered Financial Analyst designation. Mr. Wiles joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong, Mr. Wiles was the President and Founder of Rockhaven, an investment advisory firm. While at Rockhaven, he co-managed the Similar Growth Fund's predecessor, the Rockhaven Premier Fund and the Similar Core Equity Fund's predecessor, the Rockhaven Fund, since their inception in November 1997. He received his associate's degree in finance at Penn State University in 1979, his bachelor's degree in finance at Youngstown State University in 1982, and his master's of business administration degree from Cleveland State University in 1984.

The bar charts and the performance tables below show the returns for Class A Shares of the Similar Core Equity Fund and Investor Class Shares of the Similar Growth Fund for certain periods ended December 31, 2003. The information also provides some indication of the risks of investing in the Similar Funds by showing how each Similar Fund's average annual returns, which reflect Similar Fund expenses, compare with returns of a broad measure of market performance and an index of funds with similar investment objectives, which are unmanaged, have no expenses, and are unavailable for investment. The information assumes reinvestment of all dividends and distributions.

Please keep in mind that the past performance of each Similar Fund, before and after taxes, does not represent how the Funds will perform. Returns of the Funds may differ from those of the Similar Funds due, among other things, to differences in operating expenses between the Similar Funds and the respective Funds.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                   Investor Class -            Class A -
                                 Similar Growth Fund   Similar Core Equity Fund
--------------------------------------------------------------------------------
1998                                    14.83%                   11.88%
1999                                    52.14%(1)                24.84%
2000                                     3.35%                   -1.46%
2001                                    -8.97%                  -10.72%
2002                                   -18.09%                  -14.44%
2003                                    25.41%                   22.93%

(1) The Investor Class - Similar Growth Fund's calendar year total returns for 1999 were primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.

BEST AND WORST QUARTERLY PERFORMANCE

(During the periods shown above)

FUND NAME                           BEST QUARTER RETURN     WORST QUARTER RETURN
--------------------------------------------------------------------------------
Similar Growth Fund                  29.98% (4th Q 1999)    -13.18% (2nd Q 2002)
Similar Core Equity Fund             19.95% (4th Q 1999)    -13.18% (2nd Q 2002)

                          AVERAGE ANNUAL TOTAL RETURNS
                                 As of 12-31-03

FUND/INDEX                                          1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------------------------------
SIMILAR CORE EQUITY FUND(1)
Class A
   Returns Before Taxes                             14.68%    1.72%      3.75%
   Returns After Taxes on Distributions             14.64%    0.63%      2.75%
   Returns After Taxes on Distributions
   and Sale of Fund Shares                           9.57%    0.95%      2.73%
--------------------------------------------------------------------------------

S&P 500(R) Index(2)
(reflects no deduction for fees,
expenses, or taxes)                                 28.67%   -0.57%      4.29%

--------------------------------------------------------------------------------
Lipper Large Cap Core Funds Index(3)
(reflects no deduction for fees,
expenses, or taxes)                                 24.80%   -1.08%      3.83%
--------------------------------------------------------------------------------
SIMILAR GROWTH FUND(4)
Investor Class
   Returns Before Taxes                             24.16%    8.01%      9.06%
   Returns After Taxes on Distributions             24.13%    6.41%      7.58%
   Returns After Taxes on Distributions
   and Sale of Fund Shares                          15.70%    6.01%      7.02%
--------------------------------------------------------------------------------

S&P 500(R) Index(2)
(reflects no deduction for fees,
expenses, or taxes)                                 28.67%   -0.57%      4.29%

--------------------------------------------------------------------------------
Russell 1000 Growth Index(5)
(reflects no deduction for fees,
expenses, or taxes)                                 29.75%   -5.11%      1.49%
--------------------------------------------------------------------------------
Lipper Large Cap Core Funds Index(3)
(reflects no deduction for fees,
expenses, or taxes)                                 24.80%   -1.08%      3.83%
--------------------------------------------------------------------------------

(1) The Similar Core Equity Fund, the Strong Advisor Large Company Core Fund, commenced operations on November 3, 1997.


(2) The S&P 500(R) Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.


(3) The Lipper Large Cap Core Funds Index is the average of the 30 largest funds in the Lipper category.

(4) The Similar Growth Fund, the Strong Large Company Growth Fund, commenced operations on November 3, 1997.

(5) The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on market capitalization.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investments through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Unlike the bar chart, the performance table reflects the impact of the maximum initial sales charge, which was first charged on November 30, 2000 for the Similar Core Equity Fund. No sales charge is imposed on reinvested dividends and distributions. The Similar Growth Fund does not impose any sales charges on purchases.

PORTFOLIO MANAGEMENT TEAMS

NAME                                          BUSINESS EXPERIENCE
---------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION MANAGEMENT TEAM
---------------------------------------------------------------------------------------------------------------------------
Brian L. Stine, CFA                           Mr. Stine is responsible for the management of the Balanced Allocation Fund.
Senior Portfolio Manager
Years with the Adviser: 3                     Prior to joining the Adviser in 2004, Mr. Stine was a senior portfolio
Industry experience: 27 years                 manager with Smith Graham & Company. Mr. Stine had been with Smith Graham &
                                              Company since 1993.
---------------------------------------------------------------------------------------------------------------------------
Andrew Harding                                Mr. Harding is responsible for portfolio management and fixed income research
Senior Portfolio Manager                      of the Balanced Allocation Fund.
Years with the Adviser: 7
Industry experience: 27 years                 Mr. Harding has been with the Adviser since 2000.
---------------------------------------------------------------------------------------------------------------------------
Gordon A. Johnson                             Mr. Johnson is responsible for portfolio management and equity research of
Senior Portfolio Manager                      the Balanced Allocation Fund.
Years with the Adviser: 4
Industry experience: 22 years                 Prior to Investment Counselors' merger with the Adviser on December 31, 2005,
                                              Mr. Johnson was the President and Chief Investment Officer of Investment
                                              Counselors, the former sub-adviser to the Allegiant Small Cap Core Fund, since 1985.
---------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INVESTMENT MANAGEMENT TEAM, POLARIS (SUB-ADVISER)
---------------------------------------------------------------------------------------------------------------------------
Martin Schulz                                 Mr. Schulz is responsible for the day-to-day management of the International
Director of International Equity Investment   Growth Component of the International Equity Fund.
Years with the Adviser: 10
Industry experience: 13 years                 Mr. Schulz has been with the Adviser since 1997.
---------------------------------------------------------------------------------------------------------------------------
Bernard R. Horn, Jr.                          Mr. Horn is responsible for the day-to-day management of the International
President, Polaris Capital                    Value Component of the International Equity Fund.
Management, Inc. (sub-adviser)
Years with the Sub-Adviser: 12                Mr. Horn has been with Polaris, sub-adviser for the International Equity
Industry experience: 27 years                 Fund, since 1995.
---------------------------------------------------------------------------------------------------------------------------
Sumanta Biswas                                Mr. Biswas is responsible for research and assisting in management of the
Assistant Portfolio Manager, Polaris          International Value Component of the International Equity Fund.
Capital Management, Inc. (sub-adviser)
Years with the Sub-Adviser: 5                 Mr. Biswas joined Polaris in 2002.
Industry experience: 10 years
---------------------------------------------------------------------------------------------------------------------------
EQUITY INVESTMENT MANAGEMENT TEAM
---------------------------------------------------------------------------------------------------------------------------
Christopher A. Wiles, CFA                     Shared responsibility for overall management of the fund and decision making
Managing Senior Director for                  on securities entering and leaving the portfolios.
Core and Growth Equity
Years with the Adviser: 3                     Mr. Wiles joined the Adviser in 2004. Mr. Wiles founded Rockhaven Asset
Industry experience: 21 years                 Management in 1997. In 2002, Rockhaven was acquired by Strong Capital
                                              Management, Inc. where he served as Senior Portfolio Manager until joining the Adviser.
---------------------------------------------------------------------------------------------------------------------------
Lawrence E. Eakin, Jr.                        Shared responsibility for overall management of the fund and decision making
Senior Director for Core and Growth Equity    on securities entering and leaving the portfolios.
Years with the Adviser: 3
Industry experience: 11 years                 Mr. Eakin joined the Adviser in 2004. From 2002 to 2004, he was a Co-
                                              Portfolio Manager of the Strong Large Company Core Fund and Large Company
                                              Growth Fund at Strong Capital Management, Inc.
---------------------------------------------------------------------------------------------------------------------------

NAME                                          BUSINESS EXPERIENCE
-------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY INVESTMENT MANAGEMENT TEAM
-------------------------------------------------------------------------------------------------------------------------------
Michael J. Chren, CFA                         Mr. Chren is team leader and Senior Portfolio Manager with team and
Senior Portfolio Manager and Team Leader      management responsibility for the Large Cap Value Fund.
Years with the Adviser: 4
Industry experience: 22 years                 Prior to joining the Adviser in 2004, Mr. Chren worked with INVESCO Capital
                                              Management where he served as Partner/Senior Portfolio Manager. He had been with INVESCO Capital Management since 2000.
-------------------------------------------------------------------------------------------------------------------------------
Andrew Shipman, CFA                           Mr. Shipman is a Portfolio Manager with shared responsibility for portfolio
Portfolio Manager                             management of the Large Cap Value Fund.
Years with the Adviser: 1
Industry experience: 13 years                 Prior to joining the Adviser in 2004, Mr. Shipman served as an Associate
                                              Partner/Portfolio Manager at INVESCO NAM Institutional (N.A.), Inc. since
                                              2001.
-----------------------------------------------------------------------------------------------------------------------------
Edward A. Johnson, CFA                        Mr. Johnson is a Senior Research Analyst conducting research and analysis of
Senior Research Analyst                       equity investments for the Large Cap Value Fund.
Years with the Adviser: 4
Industry experience: 10 years                 Prior to joining the Adviser in 2004, Mr. Johnson was a founding member of
                                              Volaris Advisors, a derivatives advisory firm in New York specializing in risk and volatility management, which was acquired by Credit Suisse First
                                              Boston. He had been with Volaris since 2000.
-------------------------------------------------------------------------------------------------------------------------------
STRUCTURED EQUITY INVESTMENT MANAGEMENT TEAM
-------------------------------------------------------------------------------------------------------------------------------
Hitesh Patel, PhD                             Mr. Patel has overall responsibility for quantitative research and portfolio
Director of Structured Equity Strategies      management.
Years with the Adviser: 2
Industry experience: 12 years                 Prior to joining the Adviser in April 2005, Mr. Patel served as Director of
                                              Quantitative Research at Harris Investment Management, Inc. ("HIM"). Mr.
                                              Patel had been with HIM since 1998.
-------------------------------------------------------------------------------------------------------------------------------
Paul Kleinaitis, CFA                          Mr. Kleinaitis is responsible for portfolio management and investment
Senior Portfolio Manager                      research.
Years with the Adviser: 2
Industry experience: 20 years                 Prior to joining the Adviser in April 2005, Mr. Kleinaitis was a portfolio manager for HIM. Mr. Kleinaitis had been with HIM since 1999.
-------------------------------------------------------------------------------------------------------------------------------
Rob Roquitte, CFA                             Mr. Roquitte is responsible for portfolio management.
Senior Portfolio Manager
Years with Adviser: 2                         Prior to joining the Adviser in April 2005, Mr. Roquitte was a portfolio
Industry experience: 19 years                 manager for HIM. Mr. Roquitte had been with HIM since 1999.
-------------------------------------------------------------------------------------------------------------------------------
Steven Greiner, PhD                           Mr. Greiner is responsible for quantitative research and portfolio modeling.
Senior Quantitative Strategist
Years with Adviser: 2                         Prior to joining the Adviser in April 2005, Mr. Greiner served as senior
Industry experience: 27 years                 quantitative strategist at HIM since 2003. Prior to that, he served as
                                              Director of Quantitative Research with Clover Capital Management. Mr. Greiner had been with Clover Capital Management since 2000.
-------------------------------------------------------------------------------------------------------------------------------
MID-VALUE EQUITY INVESTMENT MANAGEMENT TEAM
-------------------------------------------------------------------------------------------------------------------------------
Michael E. Santelli, CFA, CPA                 Mr. Santelli is responsible for management of the Mid Cap Value Fund.
Senior Director for Value Equity Investment
Years with the Adviser: 12                    Mr. Santelli has been with the Adviser since 1995.
Industry experience: 17 years
-------------------------------------------------------------------------------------------------------------------------------
Alex L. Vallecillo, CFA                       Mr. Vallecillo is responsible for management of the Mid Cap Value Fund.
Senior Portfolio Manager
Years with the Adviser: 11                    Mr. Vallecillo has been with the Adviser since 1996.
Industry experience: 12 years
-------------------------------------------------------------------------------------------------------------------------------

NAME                                          BUSINESS EXPERIENCE
-----------------------------------------------------------------------------------------------------------------------------
QUANTITATIVE ANALYSIS MANAGEMENT TEAM
-----------------------------------------------------------------------------------------------------------------------------
Hitesh Patel, PhD                             Mr. Patel has overall responsibility for quantitative research and portfolio
Director of Structured Equity Strategies      management.
Years with the Adviser: 2
Industry experience: 12 years                 Prior to joining the Adviser in April 2005, Mr. Patel served as Director of
                                              Quantitative Research at HIM. Mr. Patel had been with HIM since 1998.
-----------------------------------------------------------------------------------------------------------------------------
Rita Ontko                                    Ms. Ontko is responsible for analytical support of the fund models.
Quantitative Analyst
Years with the Adviser: 11                    Ms. Ontko has been with the Adviser since 1996.
Industry experience: 13 years
-----------------------------------------------------------------------------------------------------------------------------
Steven Greiner, PhD                           Mr. Greiner is responsible for quantitative research and portfolio modeling.
Senior Quantitative Strategist
Years with Adviser: 2                         Prior to joining the Adviser in April 2005, Mr. Greiner served as senior
Industry experience: 27 years                 quantitative strategist at Harris Investment Management, Inc. since 2003.
                                              Prior to that, he served as Director of Quantitative Research with Clover
                                              Capital Management. Mr. Greiner had been with Clover Capital Management since
                                              2000.
-----------------------------------------------------------------------------------------------------------------------------
Chen Chen                                     Ms. Chen is responsible for quantitative research, index strategy research,
Senior Quantitative Analyst                   and structured equity research.
Years with the Adviser: 2
Industry experience: 2 years                  Prior to joining the Adviser in July 2005, Ms. Chen was a full time student at the University of Illinois at Chicago pursuing a doctorate in Business
                                              Statistics. Ms. Chen earned her doctorate in September 2005.
-----------------------------------------------------------------------------------------------------------------------------
CORE EQUITY INVESTMENT MANAGEMENT TEAM
-----------------------------------------------------------------------------------------------------------------------------
Gordon A. Johnson                             Mr. Johnson has overall responsibility for the team's investment operations.
Senior Portfolio Manager
Years with the Adviser: 4                     Prior to Investment Counselors' merger with the Adviser on December 31, 2005,
Industry experience: 22 years                 Mr. Johnson was the President and Chief Investment Officer of Investment
                                              Counselors, the former sub-adviser to the Small Cap Core Fund, since 1985.
-----------------------------------------------------------------------------------------------------------------------------
James E. Mineman                              Mr. Mineman is responsible for coordinating the equity research process for
Senior Portfolio Manager                      the Small Cap Core Fund.
Years with the Adviser: 4
Industry experience: 13 years                 Prior to Investment Counselors' merger with the Adviser on December 31, 2005,
                                              Mr. Mineman was the Director of Equity Research at Investment Counselors, the
                                              former sub-adviser to the Small Cap Core Fund, since 1994.
-----------------------------------------------------------------------------------------------------------------------------
Peter A. Roy                                  Mr. Roy is responsible for implementing and managing the investment philosophy.
Senior Investment Analyst
Years with the Adviser: 4                     Prior to Investment Counselors' merger with the Adviser on December 31, 2005,
Industry experience: 10 years                 Mr. Roy was a portfolio manager at Investment Counselors, the former sub-adviser to the Small Cap Core Fund, since 2003. Prior to 2003,
                                              Mr. Roy was a portfolio manager for Allegiant Trust Company.
-----------------------------------------------------------------------------------------------------------------------------
Lisa A. Teter                                 Ms. Teter is responsible for portfolio management and trading for the
Senior Investment Analyst                     Small Cap Core Fund.
Years with the Adviser: 4
Industry experience: 13 years                 Prior to Investment Counselors' merger with the Adviser on December 31, 2005,
                                              Ms. Teter was a portfolio manager at Investment Counselors, the former sub-adviser to the Small Cap Core Fund, since 1994.
-----------------------------------------------------------------------------------------------------------------------------


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is described in the Statement of Additional Information.

PURCHASING, EXCHANGING AND REDEEMING FUND SHARES

CLASS I SHARES HAVE NO SALES CHARGE AND NO MINIMUM INITIAL INVESTMENT EXCEPT AS DESCRIBED BELOW.


Class I shares may be purchased through the trust departments of financial institutions, or broker-dealers, or other financial institutions which have a selling agreement with Professional Funds Distributor, LLC (the "Underwriter") to place trades for institutional accounts, broker products or similar products. In order to purchase Class I shares through one of these entities, you must have an account with the entity. That account will be governed by its own rules and regulations and may be more stringent than the rules and regulations governing a direct investment in the Funds. The entity also may charge transaction fees. You should consult your account documents for full details. Your shares in the Funds may be held in an omnibus account in the name of that institution. Class I Shares may be purchased directly by institutional investors including corporate investors, pension and profit sharing plans and foundations and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity.

Employees, directors, officers and retirees of Allegiant, NCC or any of its affiliates, the Fund's Co-Administrator, Underwriter or any investment sub-adviser to the Funds and their immediate families (spouse, parents, siblings, children and grandchildren) may purchase Class I Shares subject to a $500 minimum initial investment, whether purchasing shares directly or through a Planned Investment Program. Planned Investment Programs are subject to a $50 monthly minimum transfer.


The Funds may accept or reject any purchase order.


The Adviser and its affiliates currently make payments from their own resources to financial intermediaries that generate purchase orders. These payments are separate from any 12b-1 fees or shareholder service fees paid by the Funds to those financial intermediaries. The Adviser and its affiliates also participate in certain arrangements whereby the Adviser or its affiliates may pay from their own resources financial intermediaries for inclusion of the Funds on certain preferred sales lists or other similar programs intended to generate Fund sales. In some cases, these payments may create an incentive for a financial intermediary to recommend sales of Fund shares. The Adviser or its affiliates may discontinue these payments at any time. Please see the Statement of Additional Information for more information on these payments and the programs described above.


The Adviser will monitor each Fund's asset size and, subject to approval by Allegiant's Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

HOW TO PURCHASE AND EXCHANGE FUND SHARES

                          NEW ACCOUNT SET UP                                           ADDING TO AN EXISTING ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
BY MAIL                   o  Complete and sign an application. Applications may be     o  Provide purchase instructions with the
                             requested by calling 1-800-622-FUND (3863) or                fund name, share class, your account
                             downloaded from our website at www.allegiantfunds.com.       number and account registration
                                                                                          information.
                          o  Make your check payable to "Allegiant Funds (Fund
                             name)." Allegiant cannot accept third-party checks,       o  Make your check payable to "Allegiant
                             starter checks, credit cards, credit card checks, cash       Funds (Fund name)." Allegiant cannot
                             or cash equivalents (i.e., cashier's check, bank             accept third-party checks, starter checks,
                             draft, money order or travelers' check).                     credit cards, credit card checks, cash or
                                                                                          cash equivalents (i.e., cashier's check,
                          o  Mail the completed and signed account application and        bank draft, money order or travelers'
                             your check to:                                               check).

                                Allegiant Funds                                        o  Mail the instructions and the check to one
                                c/o PFPC Inc.                                             of the two mailing addresses provided.
                                P.O. Box 9795
                                Providence, RI 02940-9795

                             OVERNIGHT DELIVERY TO:

                                Allegiant Funds
                                c/o PFPC Inc.
                                101 Sabin Street
                                Pawtucket, RI 02860-1427
------------------------------------------------------------------------------------------------------------------------------------

ONLINE                    o  Visit our site and click on "Account Access." Or log      o  You may place your purchase order on our
WWW.ALLEGIANTFUNDS.COM       on to our on-line Forms Center to print or complete an       website using your established banking
                             application on-line. Mail the application to the             instructions for payment. To authorize
                             address below.                                               this service, please complete an Account
                                                                                          Maintenance Form or call 1-800-622-FUND
                          o  Unless you arrange to pay by wire or ACH, write your         (3863).
                             check, payable in U.S. dollars, to "Allegiant Funds
                             (Fund name)." Allegiant cannot accept third-party
                             checks, starter checks, credit cards, credit card
                             checks, cash or cash equivalents (i.e., cashier's
                             check, bank draft, money order or travelers' check).
------------------------------------------------------------------------------------------------------------------------------------

BY TELEPHONE WITH         o  Call Investor Services at 1-800-622-FUND (3863) to set    o  If you previously selected the telephone
WIRE TRANSFER                up an account number and to receive a wire control           purchases option for your account, call
                             number to be included in the body of the wire.               Investor Services at 1-800-622-FUND (3863)
                                                                                          to purchase additional shares.
                          o  Ask your bank to immediately transmit available
                             funds by wire. Your bank may charge you a wiring fee      o  If your bank account information is on
                             for this service.                                            file, you can request purchases through
                                                                                          federal funds wire or electronic transfer
                          o  Wiring instructions are as follows:                          through the Automated Clearing House.

                                PNC Bank, N.A.                                         o  To add telephone purchases option to your
                                Philadelphia, PA                                          account, please complete an Account
                                ABA # 031000053                                           Maintenance Form or call Investor
                                DDA# 8611711342                                           Services.
                                For credit to the Allegiant Funds
                                Further credit (your name and fund account number)
                                Confirmation or order number (if applicable)


                          o  Complete and sign the account application and mail to:

                                Allegiant Funds
                                c/o PFPC Inc.
                                P.O. Box 9795
                                Providence, RI 02940-9795

                             OVERNIGHT DELIVERY TO:

                                Allegiant Funds
                                c/o PFPC Inc.
                                101 Sabin Street
                                Pawtucket, RI 02860-1427
------------------------------------------------------------------------------------------------------------------------------------

                          NEW ACCOUNT SET UP                                           ADDING TO AN EXISTING ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE WITH ACH     o  Call Investor Services at 1-800-622-FUND (3863) to set    o  If you previously selected the telephone
                             up an account and obtain an account number.                  purchases option for your account, call
                                                                                          Investor Services at 1-800-622-FUND(3863)
                          o  Ask your bank to immediately transmit available              to purchase additional shares.
                             funds.
                                                                                       o  If your bank account information is on
                          o  Complete and sign the account application and mail to:       file, you can request purchases through
                                                                                          federal funds wire or electronic
                                Allegiant Funds                                           transfer through the Automated Clearing
                                c/o PFPC Inc.                                             House.
                                P.O. Box 9795
                                Providence, RI 02940-9795                              o  To add telephone purchases option to your
                                                                                          account, please complete an Account
                             OVERNIGHT DELIVERY TO:                                       Maintenance Form or call Investor
                                                                                          Services.
                                Allegiant Funds
                                c/o PFPC Inc.
                                101 Sabin Street
                                Pawtucket, RI 02860-1427
------------------------------------------------------------------------------------------------------------------------------------

BY EXCHANGE               o  You may exchange your shares of a Fund for the same       o  If you previously selected the telephone
                             class of shares of another Allegiant Fund.                   exchange option for your account, call our
                                                                                          Investor Services at 1-800-622-FUND (3863)
                          o  Call with your account name, number, and amount of           to exchange your shares.
                             exchange into an existing account (minimum amount
                             is $500).                                                 o  To authorize exchanges to your account,
                                                                                          please complete an Account Maintenance
                          o  You may exchange your shares on any Business                 Form or call Investor Services.
                             Day. The deadline for submitting same day exchange
                             orders to Allegiant's transfer agent is 4:00 p.m.
                             Eastern time.
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY    o  Contact your financial consultant, financial intermediary or institution to transact initial purchases or additional purchases of shares of Allegiant Funds. Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to
                             Allegiant on time.

                          o  Allegiant may authorize certain financial intermediaries to receive, on behalf of Allegiant, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to receive such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is received by the financial intermediary on a business day, and the order will be priced at the Fund's net asset value ("NAV") per share next determined after such receipt by the financial intermediary.

                          o  Your financial consultant, financial intermediary or institution may set different minimum initial and additional investment requirements and may charge a fee for its services.
------------------------------------------------------------------------------------------------------------------------------------


NOTE: IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE
ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED
(WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM YOUR DATE OF PURCHASE).


WHEN YOU EXCHANGE SHARES, YOU ARE REALLY SELLING YOUR SHARES, WHICH MAY SUBJECT
YOU TO TAX, AND BUYING OTHER FUND SHARES. YOUR SALE PRICE AND PURCHASE PRICE
WILL BE BASED ON THE NAVS NEXT CALCULATED AFTER A FUND RECEIVES YOUR EXCHANGE
REQUEST.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, a Fund generally values its investment portfolio at market price. Certain short-term obligations with maturities of 60 days or less that are used to manage a Fund's cash are valued on the basis of amortized cost.

Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of the Funds.


If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices will be determined in good faith by the Fund accountant and Adviser using methods approved by the Board of Trustees. A Fund will use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. A Fund will also use fair value pricing for domestic securities when a significant event (e.g., there is a "thin" market in the security or the security has not been traded for an extended period of time) impacts the value of such securities. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

Investments by any Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.


Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a Fund's net asset value on the business day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments. Expenses common to all the Funds in the Trust are allocated among the Funds on the basis of average net assets. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

GENERAL INFORMATION REGARDING PURCHASES

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Allegiant may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders. The Fund seeks to make these decisions to the best of its abilities in a manner that it believes is consistent with shareholder interests. The Fund may reject, cancel or revoke the purchase on the following Business Day, or as soon thereafter as possible.

The price per share (the offering price) will be the NAV next determined after a Fund or an authorized intermediary receives your purchase order in proper form. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.


Certain shareholders may also purchase shares of the Allegiant Advantage Institutional Money Market Fund ("Advantage Fund," and together with the Funds, the "Fund Complex"), another registered investment company for whom the Adviser provides investment advisory services. The Advantage Fund's minimum initial investment is $5 million. There is no minimum subsequent investment. The Advantage Fund, at its discretion, may reduce the minimum initial investment for specific shareholders whose aggregate relationship with the Fund Complex is substantially equivalent to the $5 million minimum and warrants this reduction. The minimum initial investment also may be waived if the investor has, in the opinion of the Advantage Fund, adequate interest and availability of assets to reach a future level of investment at $5 million among the Fund Complex. Please see Advantage Fund's prospectuses for more information.


GENERAL INFORMATION REGARDING EXCHANGES

You may exchange Class I Shares of one Allegiant Fund for Class I Shares of another Allegiant Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Allegiant's transfer agent is 4:00 p.m. Eastern time.



When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. Your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

SALES CHARGES

There are no sales charges on the purchase of Class I Shares.

HOW TO REDEEM YOUR FUND SHARES

Shareholders may redeem shares by following the procedures described below.

--------------------------------------------------------------------------------------------------------------------------
ONLINE                   The minimum amount for Internet redemption is $100. To authorize this service, please complete
WWW.ALLEGIANTFUNDS.COM   an Account Maintenance Form or call 1-800-622-FUND (3863).
--------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE             Call with the account name, number, and amount of redemption. Redemptions will be sent to the
1-800-622-FUND (3863)    shareholder's address or bank account on record.
--------------------------------------------------------------------------------------------------------------------------
FINANCIAL                Contact your financial consultant, financial intermediary or institution to redeem your shares.
INTERMEDIARY             Yourfinancial consultant, financial intermediary or institution may charge a fee for its services in addition to the fees charged by the Fund.
--------------------------------------------------------------------------------------------------------------------------


SIGNATURE GUARANTEE


The use of a signature guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities and is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors. These include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the signature guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a Medallion Signature Guarantee, nor can we accept a comparison signature guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.


RECEIVING YOUR MONEY


If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to redeem $100,000 or more of your shares, please notify Allegiant in writing and include a Medallion Signature Guarantee from a bank or other financial institution (see "Signature Guarantee" above).

Redemption requests will be processed at the next NAV determined after the Fund receives your request in good order. Good order means that your request includes complete information.


Normally, we will send your redemption proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Allegiant does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 30 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND


We generally pay redemption proceeds in cash. Redemption proceeds may be paid all or in part in liquid securities (redemption in kind) with a market value equal to the redemption price rather than cash when the Fund determines that it is in the best interests of the Fund and its shareholders. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. Shareholders remain responsible for any loss in their accounts or any applicable taxes until their shares are redeemed.


SUSPENSION OF YOUR RIGHT TO REDEEM YOUR SHARES

Allegiant may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)   the NYSE is closed for other than customary weekend and holiday closings;

(c)   the SEC has by order permitted the Fund's suspension; or

(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by Allegiant of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Allegiant to determine the fair market value of its net assets.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, exchanging and redeeming Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Allegiant has certain safeguards and procedures to confirm the authenticity of instructions, Allegiant is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Allegiant over the telephone or via the Internet, you will generally bear the risk of any loss, provided Allegiant has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Allegiant to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Allegiant. To the extent permitted by applicable law, Allegiant reserves the right to place limits on transactions in your account until your identity is verified.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS


Allegiant's Board of Trustees has adopted policies and procedures that impose limits on purchases, exchanges and redemptions to discourage excessive short-term (market timing) trading by shareholders. These restrictions apply uniformly, except in the circumstances set forth below with respect to the redemption fee. Under the policies and procedures, a Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.


There is no guarantee that Allegiant or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of Allegiant and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time-zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of Allegiant's market timing policies. If a shareholder continues market timing activities after being notified, the account will be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

o     Reject a purchase or exchange order

o Delay payment of immediate cash redemption proceeds for up to seven calendar days

o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

o     Limit the amount of any exchange

Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

REDEMPTION FEE


The Allegiant International Equity Fund charges a redemption fee of 2.00% on proceeds from shares redeemed or exchanged within 60 days following their acquisition (either by purchase or exchange).

Effective October 1, 2007, the Allegiant Funds have eliminated the redemption fee from the following funds:

Allegiant Multi-Factor Small Cap Core Fund
Allegiant Multi-Factor Small Cap Focused Value Fund
Allegiant Multi-Factor Small Cap Growth Fund
Allegiant Multi-Factor Small Cap Value Fund
Allegiant Small Cap Core Fund
Allegiant Small Cap Growth Fund

There will be no redemption fee on shares purchased on or after October 1, 2007. If you purchased shares prior to October 1, 2007, those shares remain eligible for the redemption fee should you redeem within 60 days of the purchase date.

The redemption fee will be calculated as a percentage of the net asset value of total redemption proceeds. Those shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fee will be paid directly to the International Equity Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the International Equity Fund.

This redemption fee is not intended to accommodate short-term trading and Allegiant will monitor the assessment of redemption fees against your account. The International Equity Fund will act in accordance with its trading limits policy as outlined in the "Purchasing, Exchanging and Redeeming Fund Shares" section of this prospectus pertaining to suspected short-term trading.


The 2.00% redemption fee will not be charged on the following transactions:

1. Redemptions on shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code and nonqualified plans), unless the plan has the systematic capability of assessing the redemption fee at the participant or individual account level;

2. Redemptions requested within 30 days following the death or post-purchase disability of the shareholder;


3. Redemptions initiated by the Fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of the Fund);


4. Shares acquired through the reinvestment of distributions (dividends and capital gains);

5. Redemptions in omnibus accounts - including those of affiliates of the Adviser - where redemptions cannot be tracked to the individual shareholder; and

6. Redemptions in connection with periodic portfolio rebalancing of certain wrap accounts or automatic rebalancing arrangements.

DISTRIBUTION PLAN

Each Fund has adopted a distribution plan with respect to Class I Shares, pursuant to Rule 12b-1 under the 1940 Act, that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.


Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class I Shares. However, actual distribution fees for Class I Shares are expected to be no more than: (i) 0.005% with respect to the S&P 500 Index Fund; (ii) 0.02% with respect to the Balanced Allocation, Multi-Factor Mid Cap Growth, Multi-Factor Small Cap Core and Small Cap Growth Funds; (iii) 0.01% with respect to the Multi-Factor Small Cap Focused Value and Multi-Factor Small Cap Growth Funds; and (iv) 0.03% with respect to each other Equity Fund.

The Funds' Underwriter may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Underwriter from any sales charge it receives or from any other source available to it. Under any such program, the Underwriter may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS


Dividends from net investment income are declared and paid as follows:


FUND NAME
--------------------------------------------------------------------------------
Balanced Allocation                                                  Quarterly
--------------------------------------------------------------------------------
International Equity                                                  Annually
--------------------------------------------------------------------------------
Large Cap Core Equity                                                Quarterly
--------------------------------------------------------------------------------
Large Cap Growth                                                      Annually
--------------------------------------------------------------------------------
Large Cap Value                                                      Quarterly
--------------------------------------------------------------------------------
Mid Cap Value                                                         Annually
--------------------------------------------------------------------------------
Multi-Factor Mid Cap Growth                                           Annually
--------------------------------------------------------------------------------
Multi-Factor Small Cap Core                                           Annually
--------------------------------------------------------------------------------
Multi-Factor Small Cap Focused Value                                  Annually
--------------------------------------------------------------------------------
Multi-Factor Small Cap Growth                                         Annually
--------------------------------------------------------------------------------
Multi-Factor Small Cap Value                                          Annually
--------------------------------------------------------------------------------
S&P 500 Index                                                        Quarterly
--------------------------------------------------------------------------------
Small Cap Core                                                        Annually
--------------------------------------------------------------------------------
Small Cap Growth                                                      Annually
--------------------------------------------------------------------------------

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution. You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.allegiantfunds.com, or by notifying Allegiant in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day after Allegiant receives your written notice.


The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FUND DISTRIBUTIONS

Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Except as discussed below, you will be subject to federal income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.

Fund distributions attributable to dividends received from certain U.S. and foreign corporations ("qualifying dividends") will also generally be taxed at the long-term capital gain rate of 15%, as long as certain other requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. The amount of a Fund's distributions that qualify for this favorable tax treatment will be reduced as a result of the Fund's securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or "non-qualified" foreign corporations. For these lower rates to apply to Fund distributions, you must have owned your Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund's ex-dividend date.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid on December 31.

A percentage of the Funds' dividends paid to corporate shareholders may be eligible for the dividends-received deduction. This percentage may, however, be reduced as a result of a Fund's securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. No substantial portion of the distributions from the International Equity Fund will be eligible for the dividends-received deduction.

You will be notified annually of the tax status of distributions paid to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

REDEMPTIONS OR EXCHANGES

You will generally recognize taxable gain or loss for federal income tax purposes on a sale or exchange of your shares in any Fund, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you redeem or exchange them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

IRAS AND OTHER TAX-QUALIFIED PLANS

One major exception to the foregoing tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

FOREIGN TAXES INCURRED BY THE ALLEGIANT INTERNATIONAL EQUITY FUND

It is expected that the Allegiant International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Allegiant International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

BACKUP WITHHOLDING


A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current withholding rate is 28%.


U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS


Nonresident aliens, foreign corporations and other foreign investors in the Funds will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains, and, for distributions attributable to the Funds' current taxable year ending on May 31, 2008, net short-term capital gains, of the Fund. Tax may apply to such capital gain distributions, however, if the recipient's investment in a Fund is connected to a trade or business of the recipient in the United States or if the recipient is present in the United States for 183 days or more in a year and certain other conditions are met.

In subsequent taxable years, the exemption of foreign investors from U.S. federal income tax on Fund distributions attributable to U.S.-source interest income and short-term capital gains will be unavailable, but distributions attributable to long-term capital gains will continue to be exempt.

Fund distributions attributable to other categories of Fund income, such as dividends from portfolio companies, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder's country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits. Also, for the Funds' taxable year ending on May 31, 2008, Fund distributions attributable to U.S.-source interest income of the Fund will be exempt from U.S. federal income tax.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.


STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

SUNSET OF TAX PROVISIONS

Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2010.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                   APPENDIX A

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES


This section provides additional information about the principal investment strategies used by the Funds and the related risks. The Funds' Statement of Additional Information contains more information about the particular types of securities in which the Funds invest.

Each Fund publishes on the Funds' website (www.allegiantfunds.com) its complete portfolio holdings as of the end of each fiscal quarter. Such publication is subject to a fifteen calendar day lag between the date of the information and the date on which the information is disclosed. In addition, each Fund (excluding the Allegiant Small Cap Core, Small Cap Growth, Multi-Factor Small Cap Value, Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth and Multi-Factor Small Cap Focused Value Funds) publishes on the Funds' website portfolio holdings information as of each month-end. Such publication is subject to a fifteen business day lag between the date of the information and the date on which the information is disclosed. This information will be available on the Funds' website until the date on which a Fund files its next quarterly portfolio holdings report with the SEC on Form N-CSR or Form N-Q. For more information on the Funds' policies and procedures with respect to the disclosure of portfolio securities, see the Funds' Statement of Additional Information, which is available on the Funds' website (www.allegiantfunds.com). The following chart indicates the specific types of investments in which each Fund primarily invests.


--------------------------------------------------------------------------------------------------------------------------------
                                                       Emerging                  Initial                  Exchange-      Fixed
                                                      Countries      Equity      Public     Convertible    Traded       Income
                                                      Securities   Securities   Offerings   Securities      Funds     Securities
--------------------------------------------------------------------------------------------------------------------------------

Allegiant Balanced Allocation Fund                                     X                        X             X           X

--------------------------------------------------------------------------------------------------------------------------------
Allegiant International Equity Fund                       X            X                                      X
--------------------------------------------------------------------------------------------------------------------------------
Allegiant Large Cap  Core  Equity Fund                                 X                                      X
--------------------------------------------------------------------------------------------------------------------------------
Allegiant Large Cap Growth  Fund                                       X                                      X
--------------------------------------------------------------------------------------------------------------------------------
Allegiant Large Cap Value Fund                                         X                                      X
--------------------------------------------------------------------------------------------------------------------------------
Allegiant Mid Cap Value Fund                                           X                                      X
--------------------------------------------------------------------------------------------------------------------------------

Allegiant Multi-Factor Mid Cap Growth Fund                             X           X                          X

--------------------------------------------------------------------------------------------------------------------------------
Allegiant Multi-Factor Small Cap Core Fund                             X
--------------------------------------------------------------------------------------------------------------------------------
Allegiant Multi-Factor Small Cap Focused Value Fund                    X
--------------------------------------------------------------------------------------------------------------------------------
Allegiant Multi-Factor Small Cap Growth  Fund                          X           X
--------------------------------------------------------------------------------------------------------------------------------
Allegiant Multi-Factor Small Cap Value Fund                            X                                      X
--------------------------------------------------------------------------------------------------------------------------------
Allegiant S&P 500 Index Fund                                           X                                      X
--------------------------------------------------------------------------------------------------------------------------------
Allegiant Small Cap Core Fund                                          X                                      X
--------------------------------------------------------------------------------------------------------------------------------

Allegiant Small Cap Growth Fund                                        X           X                          X

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                     Asset-      Mortgage-
                                                      Government     Backed       Backed      Foreign      Derivative
                                                      Securities   Securities   Securities   Securities   Instruments
---------------------------------------------------------------------------------------------------------------------

Allegiant Balanced Allocation Fund                         X           X            X            X             X

---------------------------------------------------------------------------------------------------------------------
Allegiant International Equity Fund                                                              X             X
---------------------------------------------------------------------------------------------------------------------
Allegiant Large Cap Core  Equity Fund
---------------------------------------------------------------------------------------------------------------------
Allegiant Large Cap Growth  Fund
---------------------------------------------------------------------------------------------------------------------
Allegiant Large Cap Value Fund
---------------------------------------------------------------------------------------------------------------------
Allegiant Mid Cap Value Fund
---------------------------------------------------------------------------------------------------------------------
Allegiant Multi-Factor Mid Cap Growth Fund
---------------------------------------------------------------------------------------------------------------------
Allegiant Multi-Factor Small Cap Core Fund
---------------------------------------------------------------------------------------------------------------------
Allegiant Multi-Factor Small Cap Focused Value Fund
---------------------------------------------------------------------------------------------------------------------
Allegiant Multi-Factor Small Cap Growth Fund
---------------------------------------------------------------------------------------------------------------------
Allegiant Multi-Factor Small Cap Value Fund
---------------------------------------------------------------------------------------------------------------------
Allegiant S&P 500 Index Fund                                                                                   X
---------------------------------------------------------------------------------------------------------------------
Allegiant Small Cap Core Fund
---------------------------------------------------------------------------------------------------------------------
Allegiant Small Cap Growth Fund
---------------------------------------------------------------------------------------------------------------------

EMERGING COUNTRIES SECURITIES


The securities markets of Asian, Latin, Central, and South American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.


EQUITY SECURITIES

Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

INITIAL PUBLIC OFFERINGS

An IPO is a company's first offering of stock to the public. IPOs involve the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Because the availability of securities listed in an IPO is normally limited, the Adviser may face conflicts of interest in allocating investment opportunities among the Fund and other accounts managed by the Adviser. The Adviser's IPO allocation decisions may be more or less advantageous to the Fund.

CONVERTIBLE SECURITIES

Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

EXCHANGE-TRADED FUNDS


Exchange-traded funds ("ETFs") own stocks included in a particular index and changes in the market price of ETFs (before deducting the ETFs' expenses) are generally expected to track the movement of the associated index relatively closely. However, the price movement of ETFs may not perfectly parallel the price action of the associated indices. To the extent a Fund invests in ETFs, shareholders of the Fund may be subject to duplicative management fees and other expenses. ETFs include iShares(SM), Standard & Poor's Depositary Receipts(TM) ("SPDRs"), S&P Sector SPDRs, DIAMONDS, and other security baskets. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values ("NAVs") of their underlying indices and supply and demand of iShares on an exchange. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500(R) Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. The Investment Company Act of 1940, as amended, limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with Securities and Exchange Commission exemptive relief granted to such ETFs.

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES

Government securities are securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities may also include Treasury inflation-protected securities which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.

ASSET-BACKED SECURITIES

Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar

U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations;

o A Fund may incur substantial costs in connection with conversions between various currencies;

o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position; and

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Investments in foreign securities may take the form of sponsored or unsponsored ADRs. ADRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs are traded in the United States. Prices of ADRs are quoted in U.S. dollars.

DERIVATIVE INSTRUMENTS

The Fund may invest in derivative instruments, such as options, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments.




MORE INFORMATION ABOUT FUND INVESTMENTS


Additional investment policies are described in this section. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. See the Statement of Additional Information for more detail on the investments and strategies used by the Funds.


TEMPORARY INVESTMENTS

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

DERIVATIVES AND FUTURES CONTRACTS

In fulfilling the 80% investment requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. These instruments may carry greater risk than other types of securities in which the Funds invest. For more information on derivatives and futures contracts and their related risks see the Statement of Additional Information.

SECURITIES LENDING


Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, a Fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.


ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that a Fund may not be able to sell in the ordinary course of business. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by a Fund without limit.

REPURCHASE AGREEMENTS

Repurchase agreements represent short-term (normally overnight) loans by a Fund to commercial banks or large securities dealers. Repurchase agreements can carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Fund may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Fund and order that the securities be used to pay off the seller's debts. The Funds' advisers believe that these risks can be controlled through careful security selection and monitoring.

FOREIGN SECURITIES


Each Equity Fund may invest in foreign securities. The International Equity Fund invests in foreign securities as part of its principal investment strategy. The S&P 500 Index Fund will only invest in foreign securities if they are included in the S&P 500(R) Index. Each other Equity Fund may invest in foreign securities, but these Funds do not use such investments as part of their principal investment strategies.


CASH MANAGEMENT

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by the Trust and the Allegiant Advantage Fund, a separate investment company affiliated with the Trust.

                                   APPENDIX B

                                                            FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class I Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.


The financial highlights have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2007 and are incorporated by reference into the Statement of Additional Information.


You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31,UNLESS OTHERWISE INDICATED

          NET ASSET                 REALIZED AND     DIVIDENDS   DISTRIBUTIONS
           VALUE,        NET         UNREALIZED      FROM NET      FROM NET      NET ASSET
          BEGINNING   INVESTMENT    GAIN (LOSS)     INVESTMENT     REALIZED      VALUE, END     TOTAL
           OF YEAR     INCOME(1)   ON INVESTMENTS     INCOME     CAPITAL GAINS    OF YEAR      RETURN+
-------------------------------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
-------------------------------------------------------------------------------------------------------
CLASS I
2007       $ 10.63      $ 0.23       $    1.51       $ (0.21)     $    (0.30)     $  11.86      16.68%
2006          9.95        0.17            0.68         (0.17)             --         10.63       8.64
2005          9.35        0.14            0.61         (0.15)             --          9.95       8.01
2004          8.44        0.11            0.89         (0.09)             --          9.35      11.93
2003          9.01        0.13           (0.55)        (0.15)             --          8.44      (4.58)
-------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------------------------------
CLASS I
2007*      $ 14.23      $ 0.15       $    3.77       $ (0.03)     $       --      $  18.12      27.61%
2006*        11.14        0.15            3.22         (0.28)             --         14.23      30.57
2005         10.18        0.13            0.99         (0.16)             --         11.14      10.99
2004          8.05        0.08            2.21         (0.16)             --         10.18      28.50
2003          9.75        0.08           (1.75)        (0.03)             --          8.05     (17.13)
-------------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
-------------------------------------------------------------------------------------------------------
CLASS I
2007       $ 12.39      $ 0.12       $    1.79       $ (0.06)     $    (0.76)     $  13.48      15.91%
2006         11.54        0.05            1.09         (0.04)          (0.25)        12.39       9.98
2005         10.91        0.08            0.79         (0.08)          (0.16)        11.54       7.95
2004          9.58        0.09            1.33         (0.09)             --         10.91      14.72
2003         10.87        0.10           (1.30)        (0.09)             --          9.58     (10.90)
-------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
-------------------------------------------------------------------------------------------------------
CLASS I
2007       $ 19.77      $ 0.10       $    3.00       $ (0.16)     $    (1.91)     $  20.80      16.51%
2006         19.06          --            1.54         (0.19)          (0.64)        19.77       8.02
2005         18.71        0.08            0.51            --           (0.24)        19.06       3.22
2004         17.13        0.02            1.63         (0.07)             --         18.71       9.64
2003         19.54        0.06           (2.41)        (0.06)             --         17.13     (12.03)

                                                                    RATIO OF NET
                                                                    INVESTMENT
                                                         RATIO        INCOME/
                                      RATIO OF NET    OF EXPENSES    (LOSS) TO
                          RATIO OF     INVESTMENT      TO AVERAGE     AVERAGE
           NET ASSETS     EXPENSES    INCOME/(LOSS)    NET ASSETS    NET ASSETS     PORTFOLIO
             END OF      TO AVERAGE    TO AVERAGE     (BEFORE FEE   (BEFORE FEE      TURNOVER
           YEAR (000)    NET ASSETS    NET ASSETS       WAIVERS)      WAIVERS)         RATE
---------------------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
---------------------------------------------------------------------------------------------
CLASS I
2007       $ 149,407       0.97%          2.06%          0.97%          2.06%        148%(2)
2006         122,916       1.04           1.63           1.04           1.63         223(2)
2005         133,954       1.06           1.49           1.06           1.49         201(2)
2004         136,752       0.98           1.15           0.98           1.15         230(2)
2003         120,329       1.09           1.63           1.09           1.63         171(2)
---------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------
CLASS I
2007*      $ 343,857       1.22%          0.95%          1.37%          0.80%         37%
2006*        264,452       1.34           1.13           1.49           0.98         123
2005         209,121       1.36           1.27           1.46           1.17         225
2004         280,040       1.41           0.74           1.41           0.74         117
2003         322,284       1.38           1.06           1.38           1.06          90
---------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
---------------------------------------------------------------------------------------------
CLASS I
2007       $ 235,381       0.92%          0.97%          0.92%          0.97%         66%
2006         227,171       0.97           0.43           0.97           0.43          65
2005         211,478       0.98           0.66           0.98           0.66          69
2004         209,690       0.94           0.81           0.94           0.81         124
2003         152,055       0.96           1.08           0.96           1.08          68
---------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
---------------------------------------------------------------------------------------------
CLASS I
2007       $ 430,249       0.93%          0.44%          0.93%          0.44%         79%
2006         453,493       0.97          (0.01)          0.97          (0.01)         76
2005         482,538       0.98           0.38           0.98           0.38          78
2004         581,512       0.93           0.09           0.93           0.09         144
2003         542,371       0.92           0.35           0.92           0.35          65

+     TOTAL RETURN EXCLUDES SALES CHARGE.

*     REDEMPTION FEES RECEIVED DURING THE YEAR HAD NO EFFECT ON THE NET ASSET
      VALUE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) DUE TO ITS INVESTMENT STRATEGY, BALANCED ALLOCATION FUND MAY BUY OR SELL SECURITIES FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL CAPITAL GAINS TAX LIABILITIES, AND MAY LOWER FUND PERFORMANCE.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

             NET ASSET                       REALIZED AND     DIVIDENDS    DISTRIBUTIONS
              VALUE,           NET            UNREALIZED      FROM NET        FROM NET     NET ASSET
             BEGINNING     INVESTMENT        GAIN (LOSS)     INVESTMENT       REALIZED     VALUE, END    TOTAL
             OF YEAR     INCOME/(LOSS)(1)   ON INVESTMENTS     INCOME      CAPITAL GAINS    OF YEAR     RETURN+
------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------
CLASS I
2007          $ 18.87         $ 0.29            $ 4.24        $ (0.27)        $ (2.14)       $ 20.99     25.29%
2006            17.58           0.25              2.62          (0.23)          (1.35)         18.87     16.78
2005            16.44           0.26              1.81          (0.25)          (0.68)         17.58     12.74
2004            14.07           0.21              2.38          (0.22)             --          16.44     18.52
2003            15.83           0.21             (1.73)         (0.21)          (0.03)         14.07     (9.46)
------------------------------------------------------------------------------------------------------------------
MID CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------
CLASS I
2007          $ 13.73         $ 0.28            $ 3.41        $ (0.05)        $ (0.76)       $ 16.61     27.76%
2006            12.47           0.09              2.55          (0.11)          (1.27)         13.73     22.04
2005            12.54           0.10              2.12          (0.04)          (2.25)         12.47     18.13
2004            10.11           0.04              2.69          (0.07)          (0.23)         12.54     27.24
2003(2)         10.00           0.07              0.07          (0.03)             --          10.11      1.38
------------------------------------------------------------------------------------------------------------------
MULTI-FACTOR MID CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------
CLASS I
2007          $  7.73         $ 0.08            $ 1.65        $ (0.05)        $    --        $  9.41     22.45%
2006             6.92             --              0.81             --              --           7.73     11.71
2005             6.59          (0.04)             0.37             --              --           6.92      5.01
2004             5.70          (0.04)             0.93             --              --           6.59     15.63
2003             6.49          (0.05)            (0.74)            --              --           5.70    (12.17)
------------------------------------------------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP CORE FUND
------------------------------------------------------------------------------------------------------------------
CLASS I
2007*         $ 11.16         $ 0.11            $ 1.18        $ (0.05)        $ (0.06)       $ 12.34     11.62%
2006(3)         10.00           0.03              1.13             --              --          11.16     11.60
------------------------------------------------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP FOCUSED VALUE FUND
------------------------------------------------------------------------------------------------------------------
CLASS I
2007          $ 11.15         $ 0.01            $ 1.39        $ (0.03)        $ (0.72)       $ 11.80     13.18%
2006(3)         10.00           0.01              1.14             --              --          11.15     11.50
------------------------------------------------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------
CLASS I
2007          $ 10.57         $(0.04)           $ 1.25        $    --         $    --        $ 11.78     11.45%
2006(3)         10.00          (0.03)             0.60             --              --          10.57      5.70
------------------------------------------------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------
CLASS I
2007*         $ 20.94         $ 0.01            $ 1.75        $ (0.01)        $ (3.03)       $ 19.66      9.33%
2006*           20.74           0.01              2.86          (0.04)          (2.63)         20.94     14.88
2005            22.18          (0.02)             2.83             --           (4.25)         20.74     11.61
2004            17.61           0.02              5.13          (0.06)          (0.52)         22.18     29.35
2003            20.64           0.08             (2.18)         (0.09)(4)       (0.84)         17.61     (9.69)

                                                           RATIO          RATIO OF NET
                                        RATIO OF NET    OF EXPENSES    INVESTMENT INCOME/
                            RATIO OF     INVESTMENT      TO AVERAGE    (LOSS) TO AVERAGE
              NET ASSETS    EXPENSES    INCOME/(LOSS)    NET ASSETS        NET ASSETS       PORTFOLIO
                END OF     TO AVERAGE    TO AVERAGE      (BEFORE FEE      (BEFORE FEE        TURNOVER
              YEAR (000)   NET ASSETS    NET ASSETS       WAIVERS)          WAIVERS)           RATE
--------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
--------------------------------------------------------------------------------------------------------
CLASS I
2007           $ 718,669      0.92%         1.42%           0.92%             1.42%            71%
2006             582,162      0.97          1.30            0.97              1.30             46
2005             548,937      0.98          1.47            0.98              1.47             37
2004             526,031      0.94          1.38            0.94              1.38             47
2003             505,108      0.93          1.62            0.93              1.62             34
--------------------------------------------------------------------------------------------------------
MID CAP VALUE FUND
--------------------------------------------------------------------------------------------------------
CLASS I
2007           $ 190,806      0.93%         1.86%           1.18%             1.61%            45%
2006              93,896      1.01          0.62            1.26              0.37             44
2005              45,863      1.02          0.75            1.27              0.50             75
2004              52,453      1.07          0.36            1.20              0.23             87
2003(2)           36,319      0.93          0.89            1.24              0.58             76
--------------------------------------------------------------------------------------------------------
MULTI-FACTOR MID CAP GROWTH FUND
--------------------------------------------------------------------------------------------------------
CLASS I
2007           $  16,758      0.90%         1.06%           1.45%             0.51%           159%
2006              15,544      0.90         (0.04)           1.46             (0.60)           102
2005              13,248      1.07         (0.62)           1.40             (0.95)           219
2004              67,969      1.13         (0.69)           1.26             (0.82)           228
2003              74,852      1.30         (0.92)           1.30             (0.92)            66
--------------------------------------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP CORE FUND
---------------------------------------------------------------------------------------------------------
CLASS I
2007*          $  47,649      0.95%         0.73%           1.21%             0.47%           189%
2006(3)            6,599      0.99          0.43            1.55             (0.13)            64
---------------------------------------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP FOCUSED VALUE FUND
---------------------------------------------------------------------------------------------------------
CLASS I
2007           $   7,064      1.17%         0.09%           1.36%            (0.10)%           78%
2006(3)            6,095      1.06          0.20            1.63             (0.37)            81
---------------------------------------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP GROWTH FUND
---------------------------------------------------------------------------------------------------------
CLASS I
2007           $   6,312      0.95%        (0.34)%          1.58%            (0.97)%          160%
2006(3)            5,518      0.97         (0.45)           1.64             (1.12)            77
---------------------------------------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------
CLASS I
2007*          $ 414,786      1.17%         0.05%           1.17%             0.05%            74%
2006*            631,241      1.20          0.01            1.20              0.01             94
2005             767,302      1.22         (0.08)           1.22             (0.08)           103
2004             831,470      1.18          0.07            1.18              0.07            116
2003             773,213      1.20          0.48            1.20              0.48            127

 +    TOTAL RETURN EXCLUDES SALES CHARGE.

 *    REDEMPTION FEES RECEIVED DURING THE YEAR HAD NO EFFECT ON THE NET ASSET
      VALUE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) MID CAP VALUE FUND CLASS I COMMENCED OPERATIONS ON JULY 1, 2002. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

(3) MULTI-FACTOR SMALL CAP CORE FUND, MULTI-FACTOR SMALL CAP FOCUSED VALUE FUND AND MULTI-FACTOR SMALL CAP GROWTH FUND COMMENCED OPERATIONS ON SEPTEMBER 30, 2005. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

(4) INCLUDES A TAX RETURN OF CAPITAL OF $(0.01) FOR CLASS I FOR MULTI-FACTOR SMALL CAP VALUE FUND.

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

           NET ASSET                       REALIZED AND     DIVIDENDS   DISTRIBUTIONS
             VALUE,           NET           UNREALIZED      FROM NET       FROM NET     NET ASSET
           BEGINNING      INVESTMENT        GAIN (LOSS)    INVESTMENT      REALIZED     VALUE, END    TOTAL
            OF YEAR    INCOME/(LOSS)(1)   ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
------------------------------------------------------------------------------------------------------------
CLASS I
2007        $10.90          $ 0.20           $  2.23         $(0.20)       $(0.03)        $13.10      22.53%
2006         10.26            0.17              0.66          (0.19)           --          10.90       8.16
2005          9.67            0.17              0.59          (0.17)           --          10.26       7.95
2004          8.30            0.12              1.36          (0.11)           --           9.67      17.98
2003          9.21            0.11             (0.91)         (0.11)           --           8.30      (8.55)
------------------------------------------------------------------------------------------------------------
SMALL CAP CORE FUND
------------------------------------------------------------------------------------------------------------
CLASS I
2007*       $12.43          $   --**         $  1.87         $   --        $(0.56)        $13.74      15.65%
2006         11.03           (0.05)             1.45             --            --          12.43      12.69
2005          9.50           (0.06)             1.59             --            --          11.03      16.11
2004(2)      10.00           (0.01)            (0.49)            --            --           9.50      (5.00)
------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------
CLASS I
2007*       $ 9.68          $(0.06)          $  1.17         $   --        $   --         $10.79      11.47%
2006*         8.63           (0.05)             1.10             --            --           9.68      12.17
2005          9.09           (0.07)            (0.39)            --            --           8.63      (5.06)
2004          7.70           (0.09)             1.48             --            --           9.09      18.05
2003          9.18           (0.06)            (1.42)            --            --           7.70     (16.12)

                                                      RATIO         RATIO OF NET
                                    RATIO OF NET    OF EXPENSES   INVESTMENT INCOME/
                        RATIO OF     INVESTMENT     TO AVERAGE    (LOSS) TO AVERAGE
          NET ASSETS    EXPENSES    INCOME/(LOSS)    NET ASSETS      NET ASSETS        PORTFOLIO
            END OF     TO AVERAGE    TO AVERAGE     (BEFORE FEE     (BEFORE FEE        TURNOVER
          YEAR (000)   NET ASSETS    NET ASSETS       WAIVERS)        WAIVERS)           RATE
------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
------------------------------------------------------------------------------------------------
CLASS I
2007       $160,014       0.35%         1.66%          0.50%             1.51%             26%
2006        171,999       0.35          1.56           0.50              1.41              30
2005        339,817       0.36          1.73           0.51              1.58              30
2004        387,699       0.34          1.32           0.49              1.17               1
2003        281,426       0.35          1.43           0.50              1.28               7
------------------------------------------------------------------------------------------------
SMALL CAP CORE FUND
------------------------------------------------------------------------------------------------
CLASS I
2007*      $225,592       1.16%         0.04%          1.16%             0.04%             45%
2006        220,144       1.21         (0.46)          1.21             (0.46)             78
2005        151,633       1.23         (0.61)          1.23             (0.61)             54
2004(2)      28,986       1.31         (0.67)          1.31             (0.67)              4
------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------
CLASS I
2007*      $ 17,427       1.19%        (0.63)%         1.64%            (1.08)%           155%
2006*        20,682       1.23         (0.55)          1.68             (1.00)            111
2005         28,035       1.32         (0.82)          1.43             (0.93)            280
2004        134,244       1.23         (1.02)          1.23             (1.02)            340
2003        156,646       1.29         (0.92)          1.29             (0.92)            119

  +   TOTAL RETURN EXCLUDES SALES CHARGE.

  *   REDEMPTION FEES RECEIVED DURING THE YEAR HAD NO EFFECT ON THE NET ASSET
      VALUE.

 **   AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) SMALL CAP CORE FUND CLASS I COMMENCED OPERATIONS ON APRIL 2, 2004. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

                               INVESTMENT ADVISER

                       Allegiant Asset Management Company
                          200 Public Square, 5th Floor
                              Cleveland, Ohio 44114


                                   UNDERWRITER


                       Professional Funds Distributor, LLC
                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406

                                  LEGAL COUNSEL

                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

                            NOT A PART OF PROSPECTUS

                         ALLEGIANT FUNDS PRIVACY NOTICE

      The basis of each customer relationship at Allegiant Funds is built on trust. You have chosen to do business with Allegiant Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

      Allegiant Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

WHAT INFORMATION WE COLLECT

      "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

      We may collect nonpublic personal information about you from the following sources:

      o Information that you provide to us, such as on applications or other forms, or

      o     Information about your transactions with us

OUR SECURITY PROCEDURES

      To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

WHAT INFORMATION WE DISCLOSE

      Allegiant Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

      Allegiant Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

      We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as National City and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

ALLEGIANT FUNDS' PLEDGE TO YOU

      We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

                                      NOTES

                                      NOTES

                                      NOTES

                                                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------

ROBERT D. NEARY
CHAIRMAN

Retired Co-Chairman, Ernst & Young
Director:
   Commercial Metals Company

TIMOTHY L. SWANSON
PRESIDENT, CHIEF EXECUTIVE OFFICER AND
   CHIEF LEGAL OFFICER

Executive Vice President and Chief Investment
   Officer, National City Corporation

DOROTHY A. BERRY

President, Talon Industries, Inc.
Chairman and Director:
   Professionally Managed Portfolios

KELLEY J. BRENNAN

Retired Partner,
   PricewaterhouseCoopers LLP

JOHN F. DURKOTT

President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

RICHARD W. FURST

Dean Emeritus and Garvice D. Kincaid
   Professor of Finance (Emeritus),
   Gatton College of Business and Economics,
   University of Kentucky

Director:
   Central Bank & Trust Co.
   Central Bancshares

GERALD L. GHERLEIN

Retired Executive Vice President and
   General Counsel, Eaton Corporation

DALE C. LAPORTE

Senior Vice President and General Counsel,
   Invacare Corp.

KATHLEEN A. OBERT

Chairman and Chief Executive Officer,
   Edward Howard & Co.

  Allegiant Funds Trustees also serve as Trustees of Allegiant Advantage Fund.

                                                     [ALLEGIANT LOGO OMITTED](R)

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Allegiant Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance during the last fiscal year. The reports also contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.

TO OBTAIN MORE INFORMATION:

By Internet:
www.allegiantfunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
Allegiant Funds
c/o PFPC Inc.
P.O. Box 9795
Providence, RI 02940-9795

FROM THE SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Allegiant Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

Allegiant Funds' Investment Company Act
registration number is 811-4416.

[ALLEGIANT LOGO OMITTED](R)


ALL-PS-008-1007

--------------------------------------------------------------------------------

                        ALLEGIANT FUNDS PROSPECTUS
                                          I SHARES


                                   OCTOBER 1, 2007


                                FIXED INCOME FUNDS
                                         Bond Fund
                          Government Mortgage Fund
                            Intermediate Bond Fund
                        Limited Maturity Bond Fund
                       Total Return Advantage Fund
                             Ultra Short Bond Fund

                             TAX EXEMPT BOND FUNDS
                           Intermediate Tax Exempt
                                         Bond Fund
                             Michigan Intermediate
                               Municipal Bond Fund
                                 Ohio Intermediate
                              Tax Exempt Bond Fund
                         Pennsylvania Intermediate
                               Municipal Bond Fund

            THE SECURITIES AND EXCHANGE COMMISSION
  HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES   [ALLEGIANT LOGO OMITTED](R)
   OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A  THE DISCIPLINE OF INVESTING,
                                 CRIMINAL OFFENSE.     A COMMITMENT TO RESULTS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTMENT ADVISER

ALLEGIANT ASSET MANAGEMENT COMPANY

ABOUT THIS PROSPECTUS


Allegiant Funds ("Allegiant") is a mutual fund family that offers different classes of shares in separate Funds. The Funds have individual investment objectives and strategies. This prospectus gives you important information that you should know about Class I Shares of the Funds before investing. Allegiant also offers Class I Shares of Allegiant Equity and Money Market Funds in separate prospectuses. To obtain more information about Allegiant, visit www.allegiantfunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

RISK/RETURN INFORMATION COMMON TO THE FUNDS ............................      1


FIXED INCOME FUNDS

   ALLEGIANT BOND FUND .................................................      2

   ALLEGIANT GOVERNMENT MORTGAGE FUND ..................................      4

   ALLEGIANT INTERMEDIATE BOND FUND ....................................      5

   ALLEGIANT LIMITED MATURITY BOND FUND ................................      6

   ALLEGIANT TOTAL RETURN ADVANTAGE FUND ...............................      7

   ALLEGIANT ULTRA SHORT BOND FUND .....................................      8

TAX EXEMPT BOND FUNDS

   ALLEGIANT INTERMEDIATE TAX EXEMPT BOND FUND .........................     12

   ALLEGIANT MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND .................     14

   ALLEGIANT OHIO INTERMEDIATE TAX EXEMPT BOND FUND ....................     15

   ALLEGIANT PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND .............     16

MORE INFORMATION ABOUT PRINCIPAL RISKS .................................     18

INVESTMENT ADVISER AND INVESTMENT TEAMS ................................     20

PURCHASING, EXCHANGING AND REDEEMING FUND SHARES .......................     22

DISTRIBUTION PLAN ......................................................     28

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS ....................     28

APPENDIX A

   MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES ..............    A-1

   MORE INFORMATION ABOUT FUND INVESTMENTS .............................    A-3

APPENDIX B

   FINANCIAL HIGHLIGHTS ................................................    B-1

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and uses professional investment managers to invest in securities.

Each Fund has its own investment objective and strategies for reaching that objective. The investment objective of a Fund may be changed at any time without a shareholder vote. Allegiant Asset Management Company (the "Adviser") manages the investments of each Fund. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its objective. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its objective. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Each Fund's performance is compared to the performance of one or more benchmark indices. A Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

The Adviser evaluates the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate. No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency.

FIXED INCOME FUNDS

ALLEGIANT BOND FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between four and twelve years

PRINCIPAL RISKS

Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk, derivatives risk

TICKER SYMBOL

AIGIX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is expected to range from four to twelve years. Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade fixed income securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as part of a hedging strategy. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the Securities and Exchange Commission ("SEC") and the instrument's liquidity.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 18, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

Performance information before June 9, 2000 represents performance of the Parkstone Bond Fund which was reorganized into the Allegiant Bond Fund on that date.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


     1997   1998   1999    2000   2001    2002   2003   2004   2005   2006
     ----------------------------------------------------------------------
     9.22%  7.58%  -1.80%  7.53%  7.42%  10.11%  4.05%  3.78%  2.19%  4.25%


                        Best Quarter     4.51%     (9/30/02)
                        Worst Quarter   -2.49%     (6/30/04)


The Fund's year-to-date total return for Class I Shares through June 30, 2007 was 0.80%.

                                                              FIXED INCOME FUNDS

                                                             ALLEGIANT BOND FUND

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
CLASS I SHARES                                      1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Bond Fund

   Returns Before Taxes                              4.25%    4.84%      5.38%

   Returns After Taxes on Distributions(1)           2.63%    3.23%      3.32%

   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)                        2.73%    3.18%      3.32%
--------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond Index(2)
(reflects no deduction for
fees, expenses or taxes)                             4.33%    5.06%      6.24%
--------------------------------------------------------------------------------

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

FUND FEES AND EXPENSES

See page 9 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ALLEGIANT GOVERNMENT MORTGAGE FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in mortgage-related securities issued or guaranteed by the U.S. government, while maintaining a dollar-weighted average maturity of between three and ten years

PRINCIPAL RISKS

Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

TICKER SYMBOL

AUSIX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of mortgage-related securities issued or guaranteed by the U.S. government. The dollar-weighted average maturity of the Fund's portfolio is expected to range from three to ten years. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 18, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone U.S. Government Income Fund which was reorganized into the Allegiant Government Mortgage Fund on that date.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


  1997   1998     1999    2000     2001    2002    2003    2004    2005   2006
 ------------------------------------------------------------------------------
 8.11%   7.08%   1.23%   10.30%   7.61%   8.19%   2.13%   4.20%   2.22%   4.70%


                      Best Quarter     3.70%   (9/30/01)
                      Worst Quarter   -1.19%   (6/30/04)


The Fund's year-to-date total return for Class I Shares through June 30, 2007 was 0.80%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
CLASS I SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Government Mortgage Fund

  Returns Before Taxes                               4.70%     4.26%     5.53%

  Returns After Taxes on Distributions(1)            2.88%     2.51%     3.33%

  Returns After Taxes on Distributions
  and Sale of Fund Shares(1)                         3.02%     2.60%     3.36%
--------------------------------------------------------------------------------
Lehman Brothers Fixed Rate Mortgage-
Backed Securities Index(2)
(reflects no deduction for
fees, expenses or taxes)                             5.22%     4.85%     6.16%
--------------------------------------------------------------------------------

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE LEHMAN BROTHERS FIXED RATE MORTGAGE-BACKED SECURITIES INDEX IS A WIDELY-RECOGNIZED, UNMANAGED INDEX OF MORTGAGE-BACKED SECURITIES ISSUED BY GNMA, FREDDIE MAC, AND FNMA. ALL SECURITIES IN THE INDEX ARE RATED AAA, WITH MATURITIES OF AT LEAST ONE YEAR.

FUND FEES AND EXPENSES

See page 9 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                              FIXED INCOME FUNDS

                                                ALLEGIANT INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between three and ten years

PRINCIPAL RISKS

Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk, derivatives risk

TICKER SYMBOL

AFIIX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is expected to range from three to ten years. Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in domestic and foreign investment grade fixed income securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. and foreign governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as part of a hedging strategy. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the SEC and the instrument's liquidity."

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 18, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


 1997     1998    1999     2000    2001    2002    2003    2004    2005    2006
 ------------------------------------------------------------------------------
 6.94%   7.91%   -0.04%   6.78%   7.97%   9.84%   4.10%   2.73%   1.35%   3.81%


                     Best Quarter     4.77%   (9/30/02)
                     Worst Quarter   -2.39%   (6/30/04)


The Fund's year-to-date total return for Class I Shares through June 30, 2007 was 1.14%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
CLASS I SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Intermediate Bond Fund

  Returns Before Taxes                               3.81%     4.33%     5.09%

  Returns After Taxes on Distributions(1)            2.33%     2.89%     3.16%

  Returns After Taxes on Distributions
  and Sale of Fund Shares(1)                         2.45%     2.84%     3.15%
--------------------------------------------------------------------------------
Lehman Brothers Intermediate
U.S. Government/Credit Bond Index(2)
(reflects no deduction for
fees, expenses or taxes)                             4.08%     4.53%     5.81%
--------------------------------------------------------------------------------

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX WHICH IS REPRESENTATIVE OF INTERMEDIATE-TERM BONDS.

FUND FEES AND EXPENSES

See page 9 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ALLEGIANT LIMITED MATURITY BOND FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between one and five years

PRINCIPAL RISKS

Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

TICKER SYMBOL

AINIX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is expected to range from one to five years. Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade fixed income securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 18, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


  1997    1998    1999    2000    2001    2002    2003    2004    2005     2006
 ------------------------------------------------------------------------------
 6.43%   6.58%   3.20%   4.49%   9.20%   5.46%   2.33%   0.99%   1.78%    4.32%


                      Best Quarter      3.62%   (3/31/01)
                      Worst Quarter    -1.14%   (6/30/04)


The Fund's year-to-date total return for Class I Shares through June 30, 2007 was 2.00%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
CLASS I SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Limited Maturity Bond Fund

  Returns Before Taxes                               4.32%     2.96%     4.45%

  Returns After Taxes on Distributions(1)            2.89%     1.74%     2.64%

  Returns After Taxes on Distributions
  and Sale of Fund Shares(1)                         2.78%     1.80%     2.67%
--------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S. Corporate/
Government Index(2)
(reflects no deduction for
fees, expenses or taxes)                             4.25%     3.19%     4.95%
--------------------------------------------------------------------------------

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX IS A MARKET CAPITALIZATION WEIGHTED, UNMANAGED INDEX INCLUDING U.S. TREASURY AND AGENCY BONDS AND U.S. FIXED COUPON INVESTMENT GRADE CORPORATE BONDS (U.S. DOMESTIC AND YANKEE/GLOBAL BONDS). U.S. TREASURY BONDS MUST HAVE AT LEAST $1 BILLION FACE VALUE OUTSTANDING AND AGENCY AND CORPORATE BONDS MUST HAVE AT LEAST $150 MILLION FACE VALUE OUTSTANDING TO BE INCLUDED IN THE INDEX. BOTH TOTAL RETURN AND PRICE RETURNS ARE CALCULATED DAILY. PRICES ARE TAKEN AS OF APPROXIMATELY 3 P.M. EASTERN TIME. QUALITY RANGE IS BBB3-AAA BASED ON COMPOSITE MOODY AND S&P RATINGS. MATURITIES FOR ALL BONDS ARE GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN THREE YEARS. FLOATERS, EQUIPMENT TRUST CERTIFICATES, AND TITLE 11 SECURITIES ARE EXCLUDED.

FUND FEES AND EXPENSES

See page 10 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                              FIXED INCOME FUNDS

                                           ALLEGIANT TOTAL RETURN ADVANTAGE FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income as well as capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between four and twelve years

PRINCIPAL RISKS

Market risk, credit risk, interest rate risk, prepayment/extension risk, active trading risk, derivatives risk

TICKER SYMBOL

ATRIX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is expected to range from four to twelve years. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade debt securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including sale of the security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 20% of its assets in fixed income securities that are unrated or rated below investment grade, sometimes known as "junk bonds." Junk bonds may offer higher yields than higher-rated securities with similar maturities, but also may possess greater volatility and greater risk of loss of principal and interest than more highly-rated securities. The Fund does not intend to invest in junk bonds rated by Standard & Poor's at the time of purchase below C or that are of equivalent quality as determined by the Adviser. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the SEC and the instrument's liquidity.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 18, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


1997     1998    1999     2000     2001    2002     2003    2004    2005    2006
--------------------------------------------------------------------------------
8.91%   9.05%   -2.95%   12.38%   7.28%   11.09%   5.12%   3.90%   2.49%   3.60%


                       Best Quarter     5.71%   (9/30/02)
                       Worst Quarter   -3.04%   (6/30/04)


The Fund's year-to-date total return for Class I Shares through June 30, 2007 was 0.74%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
CLASS I SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Total Return Advantage Fund

  Returns Before Taxes                                3.60%    5.20%     6.00%

  Returns After Taxes on Distributions(1)             2.00%    3.35%     3.79%

  Returns After Taxes on Distributions
  and Sale of Fund Shares(1)                          2.31%    3.40%     3.79%
--------------------------------------------------------------------------------
Lehman Brothers U.S. Government/
Credit Bond Index(2)
(reflects no deduction for
fees, expenses or taxes)                              3.78%    5.17%     6.26%
--------------------------------------------------------------------------------

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT BOND INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF GOVERNMENT AND CORPORATE DEBT SECURITIES RATED INVESTMENT GRADE OR BETTER, WITH MATURITIES OF AT LEAST ONE YEAR.

FUND FEES AND EXPENSES

See page 10 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ALLEGIANT ULTRA SHORT BOND FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

High current income while preserving capital

PRINCIPAL INVESTMENT STRATEGY

Investing in high-quality fixed income securities while maintaining a dollar-weighted average maturity of less than 18 months

PRINCIPAL RISKS

Market risk, credit risk, interest rate risk, prepayment/extension risk, active trading risk

TICKER SYMBOL

ASDIX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of high-quality fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is expected to be less than 18 months. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus, the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration to take advantage of either an expected increase or decrease in interest rates.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it, in the Adviser's view, no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 18, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


                           2003    2004    2005    2006
                          -----------------------------
                          1.76%   1.05%   2.24%   4.42%


                       Best Quarter     1.58%   (9/30/06)
                       Worst Quarter   -0.25%   (6/30/04)


The Fund's year-to-date total return for Class I Shares through June 30, 2007 was 2.35%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

-------------------------------------------------------------------------------------------
CLASS I SHARES                                1 YEAR   SINCE INCEPTION   DATE OF INCEPTION
-------------------------------------------------------------------------------------------
Allegiant Ultra Short Bond Fund                                               12/2/02

   Returns Before Taxes                        4.42%        2.44%

   Returns After Taxes on  Distributions(1)    2.93%        1.48%

   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)                  2.85%        1.52%
-------------------------------------------------------------------------------------------
Merrill Lynch 1 Year U.S. Treasury Index(2)
(reflects no deduction for fees, expenses                                      Since
or taxes                                       4.32%        2.27%             11/30/02
-------------------------------------------------------------------------------------------

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE MERRILL LYNCH 1 YEAR U.S. TREASURY INDEX, A MARKET CAPITALIZATION WEIGHTED INDEX INCLUDING U.S. TREASURIES, IS AN UNMANAGED INDEX NOT AVAILABLE FOR DIRECT INVESTMENT.

FUND FEES AND EXPENSES

See page 10 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                              FIXED INCOME FUNDS

                                                          FUND FEES AND EXPENSES

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold Fund shares.

---------------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
---------------------------------------------

                                                             GOVERNMENT
                                                              MORTGAGE    INTERMEDIATE
                                                BOND FUND       FUND        BOND FUND
---------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                None         None          None
---------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)               None         None          None
---------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                None         None          None
---------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                 None         None          None
---------------------------------------------------------------------------------------
Exchange Fee                                       None         None          None
---------------------------------------------------------------------------------------

---------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------

Investment Advisory Fees*                          0.55%        0.55%         0.55%
---------------------------------------------------------------------------------------
Distribution (12b-1) Fees(1)                       0.02%        0.02%         0.02%
---------------------------------------------------------------------------------------

Other Expenses                                     0.12%        0.17%         0.14%
---------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses*              0.69%        0.74%         0.71%
---------------------------------------------------------------------------------------

SEE PAGE 10 FOR ALL OTHER FOOTNOTES.

--------------------------------------------------------------------------------
* EXPENSES ARE BASED ON AMOUNTS INCURRED BY THE FUNDS DURING THEIR MOST RECENT FISCAL YEAR (ADJUSTED FOR CURRENT DISTRIBUTION (12b-1) FEES EXPECTED TO BE INCURRED) AND DO NOT REFLECT VOLUNTARY WAIVERS OF INVESTMENT ADVISORY FEES BY THE ADVISER. THESE VOLUNTARY WAIVERS ARE EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2008 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THESE WAIVERS, ACTUAL INVESTMENT ADVISORY FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE FISCAL YEAR ENDED MAY 31, 2007 WERE:

                                                             GOVERNMENT
                                                              MORTGAGE    INTERMEDIATE
                                                BOND FUND       FUND        BOND FUND
---------------------------------------------------------------------------------------
Investment Advisory Fees                           0.45%        0.40%         0.40%
---------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses               0.59%        0.59%         0.56%
---------------------------------------------------------------------------------------

FIXED INCOME FUNDS

---------------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
---------------------------------------------

                                                 LIMITED    TOTAL RETURN
                                                 MATURITY     ADVANTAGE    ULTRA SHORT
                                                BOND FUND       FUND        BOND FUND
---------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                None         None           None
---------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)               None         None           None
---------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                None         None           None
---------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                    None         None           None
---------------------------------------------------------------------------------------
Exchange Fee                                       None         None           None
---------------------------------------------------------------------------------------

---------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------

Investment Advisory Fees*                          0.45%        0.55%         0.40%
---------------------------------------------------------------------------------------
Distribution (12b-1) Fees(1)                       0.02%        0.02%         0.02%
---------------------------------------------------------------------------------------

Other Expenses                                     0.14%        0.16%         0.14%(2)
---------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses*              0.61%        0.73%         0.56%
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* EXPENSES ARE BASED ON AMOUNTS INCURRED BY THE FUNDS DURING THEIR MOST RECENT FISCAL YEAR (ADJUSTED FOR CURRENT DISTRIBUTION (12b-1) FEES EXPECTED TO BE INCURRED) AND DO NOT REFLECT VOLUNTARY WAIVERS OF INVESTMENT ADVISORY FEES BY THE ADVISER. THESE VOLUNTARY WAIVERS ARE EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2008 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THESE WAIVERS, ACTUAL INVESTMENT ADVISORY FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE FISCAL YEAR ENDED MAY 31, 2007 WERE:

                                                 LIMITED    TOTAL RETURN
                                                 MATURITY     ADVANTAGE    ULTRA SHORT
                                                BOND FUND       FUND        BOND FUND
---------------------------------------------------------------------------------------
Investment Advisory Fees                           0.35%        0.40%         0.20%
---------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses               0.51%        0.58%         0.36%
---------------------------------------------------------------------------------------

(1) Distribution (12b-1) Fees have been restated to reflect current fees expected to be incurred by each Fund's Class I Shares during the current fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than the Distribution (12b-1) Fees stated in the tables above during the current fiscal year.


(2) Other Expenses for the Ultra Short Bond Fund include indirect fees and expenses of Acquired Funds less then 0.01% but greater than 0.005%

      For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution Plans".


--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Allegiant Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in Class I Shares of a Fund for the time periods indicated and that you redeem your shares at the end of those periods.

The Examples also assume that your investment has a 5% return each year, Fund expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be different, your approximate costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------

BOND FUND                                  $ 60     $ 189     $ 329      $ 738
--------------------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND                   $ 60     $ 189     $ 329      $ 738
--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND                     $ 57     $ 179     $ 313      $ 701
--------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND                 $ 52     $ 164     $ 285      $ 640
--------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND                $ 59     $ 186     $ 324      $ 726
--------------------------------------------------------------------------------
ULTRA SHORT BOND FUND                      $ 37     $ 116     $ 202      $ 456
--------------------------------------------------------------------------------

                     This page is intentionally left blank.

TAX EXEMPT BOND FUNDS

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

High current income while preserving capital

PRINCIPAL INVESTMENT STRATEGY

Investing in municipal obligations that pay interest that is exempt from federal income tax

PRINCIPAL RISKS

Market risk, interest rate risk, credit risk

TICKER SYMBOL

ANTIX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund normally will maintain a dollar-weighted average maturity of between three and ten years.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in U.S. dollar-denominated securities that generate income exempt from federal income tax (including the federal alternative minimum tax). Fund dividends may be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 18, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The performance of Class I Shares of the Allegiant Intermediate Tax Exempt Bond Fund for the period prior to April 9, 1998 is represented by the performance of a common trust fund which operated prior to the effectiveness of the registration statement of the Intermediate Tax Exempt Bond Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the Intermediate Tax Exempt Bond Fund's inception as a registered mutual fund, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as those of the Fund. In connection with the Intermediate Tax Exempt Bond Fund's commencement of operations as a registered mutual fund, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Intermediate Tax Exempt Bond Fund.

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the common trust fund, which are separate and distinct from the Intermediate Tax Exempt Bond Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                          CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


     1997   1998    1999   2000   2001   2002   2003   2004   2005   2006
     ---------------------------------------------------------------------
     6.57%  5.95%  -1.12%  8.99%  4.52%  8.54%  3.99%  2.21%  1.72%  3.50%


                       Best Quarter     3.74%  (6/30/02)
                       Worst Quarter   -2.11%  (6/30/04)


The Fund's year-to-date total return for Class I Shares through June 30, 2007 was -0.12%.

                                                           TAX EXEMPT BOND FUNDS

                                     ALLEGIANT INTERMEDIATE TAX EXEMPT BOND FUND

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

-----------------------------------------------------------------------------------
                                                                SINCE      DATE OF
CLASS I SHARES                  1 YEAR   5 YEARS   10 YEARS   INCEPTION   INCEPTION
-----------------------------------------------------------------------------------
Allegiant Intermediate Tax
Exempt Bond Fund                                                           4/9/98

   Returns Before Taxes          3.50%    3.96%     4.24%       4.22%

   Returns After Taxes
   on Distributions(1)           3.34%    3.93%      N/A(2)     4.19%

   Returns After Taxes
   on Distributions
   and Sale of Fund Shares(1)    3.84%    3.98%      N/A(2)     4.22%
-----------------------------------------------------------------------------------
Lehman Brothers 7-Year
Municipal Bond Index(2)
(reflects no deduction for                                                  Since
fees, expenses or taxes)         3.98%    4.89%     5.22%       4.96%      3/31/98
-----------------------------------------------------------------------------------

(1) AFTER-TAX RETURNS ARE SHOWN ONLY SINCE THE FUND COMMENCED OPERATIONS AS A REGISTERED MUTUAL FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.


(2) AFTER-TAX RETURNS FOR PERIODS PRIOR TO COMMENCEMENT OF OPERATIONS AS A REGISTERED MUTUAL FUND ARE NOT AVAILABLE.


(3) THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED, BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES

See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX EXEMPT BOND FUNDS

ALLEGIANT MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income exempt from regular federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in municipal obligations that pay interest that is exempt from federal and Michigan personal income taxes

PRINCIPAL RISKS


Market risk, interest rate risk, credit risk, single state risk, non-diversification risk, tax risk


TICKER SYMBOL

AMMIX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests in investment grade securities, which are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including sale of such security, is in the best interests of investors.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 18, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Michigan Municipal Bond Fund which was reorganized into the Allegiant Michigan Intermediate Municipal Bond Fund on that date.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                          CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


     1997   1998    1999   2000   2001   2002   2003   2004   2005   2006
    ----------------------------------------------------------------------
     7.19%  5.00%  -1.34%  8.90%  4.62%  8.33%  4.09%  1.84%  1.16%  3.22%


                    Best Quarter     3.81%   (6/30/02)
                    Worst Quarter   -1.95%   (6/30/99)


The Fund's year-to-date total return for Class I Shares through June 30, 2007 was -0.02%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
CLASS I SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Michigan Intermediate
Municipal Bond Fund

   Returns Before Taxes                               3.22%    3.70%      4.26%

   Returns After Taxes on Distributions(1)            3.01%    3.63%      4.20%

   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)                         3.90%    3.81%      4.29%
--------------------------------------------------------------------------------
Lehman Brothers 7-Year
Municipal Bond Index(2)
(reflects no deduction for
fees, expenses or taxes)                              3.98%    4.89%      5.22%
--------------------------------------------------------------------------------

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES

See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                           TAX EXEMPT BOND FUNDS

                                ALLEGIANT OHIO INTERMEDIATE TAX EXEMPT BOND FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income exempt from regular federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in municipal obligations that pay interest that is exempt from federal income and Ohio personal income taxes

PRINCIPAL RISKS


Market risk, interest rate risk, credit risk, single state risk, non-diversification risk, tax risk


TICKER SYMBOL

AOHIX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes. Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Ohio residents.


In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 18, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                          CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


    1997   1998    1999   2000   2001   2002   2003   2004   2005   2006
   ----------------------------------------------------------------------
    7.24%  5.44%  -1.11%  8.77%  4.46%  8.79%  3.77%  2.08%  1.61%  3.59%


                 Best Quarter      3.79%      (6/30/02)
                 Worst Quarter    -1.92%      (6/30/99)


The Fund's year-to-date total return for Class I Shares through June 30, 2007 was -0.06%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
CLASS I SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Ohio Intermediate Tax
Exempt Bond Fund

   Returns Before Taxes                               3.59%    3.94%     4.42%

   Returns After Taxes on Distributions(1)            3.59%    3.94%     5.06%

   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)                         3.64%    3.93%     5.01%
--------------------------------------------------------------------------------
Lehman Brothers 7-Year
Municipal Bond Index(2)
(reflects no deduction for
fees, expenses or taxes)                              3.98%    4.89%     5.22%
--------------------------------------------------------------------------------

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES

See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX EXEMPT BOND FUNDS

ALLEGIANT PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax, as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in municipal obligations that pay interest that is exempt from federal and Pennsylvania personal income taxes

PRINCIPAL RISKS


Market risk, interest rate risk, credit risk, single state risk, non-diversification risk, tax risk


TICKER SYMBOL

APMIX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years.


Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 18, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                          CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


    1997   1998    1999   2000   2001   2002   2003   2004   2005   2006
    ---------------------------------------------------------------------
    6.94%  5.62%  -0.96%  8.77%  4.44%  8.20%  3.89%  2.02%  1.65%  3.53%


                     Best Quarter     3.86%       (9/30/02)
                     Worst Quarter   -2.12%       (6/30/04)


The Fund's year-to-date total return for Class I Shares through June 30, 2007 was 0.10%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
CLASS I SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Pennsylvania Intermediate
Municipal Bond Fund

   Returns Before Taxes                               3.53%    3.83%      4.37%

   Returns After Taxes on Distributions(1)            3.48%    3.82%      4.35%

   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)                         3.62%    3.82%      4.34%
--------------------------------------------------------------------------------
Lehman Brothers 7-Year
Municipal Bond Index(2)
(reflects no deduction for
fees, expenses or taxes)                              3.98%    4.89%      5.22%
--------------------------------------------------------------------------------

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES

See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                           TAX EXEMPT BOND FUNDS

                                                          FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------

                                                                 MICHIGAN        OHIO        PENNSYLVANIA
                                                INTERMEDIATE   INTERMEDIATE   INTERMEDIATE   INTERMEDIATE
                                                 TAX EXEMPT     MUNICIPAL      TAX EXEMPT     MUNICIPAL
                                                  BOND FUND     BOND FUND       BOND FUND     BOND FUND
---------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                 None           None           None           None
---------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                None           None           None           None
---------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                 None           None           None           None
---------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                     None           None           None           None
---------------------------------------------------------------------------------------------------------
Exchange Fee                                        None           None           None           None
---------------------------------------------------------------------------------------------------------

---------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------

Investment Advisory Fees*                           0.55%          0.55%          0.55%          0.55%
---------------------------------------------------------------------------------------------------------

Distribution (12b-1) Fees(1)                        0.02%          0.02%          0.02%          0.01%
---------------------------------------------------------------------------------------------------------
Other Expenses                                      0.15%          0.16%          0.14%          0.16%
---------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses*               0.72%          0.73%          0.71%          0.72%
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* EXPENSES ARE BASED ON AMOUNTS INCURRED BY THE FUNDS DURING THEIR MOST RECENT FISCAL YEAR (ADJUSTED FOR CURRENT DISTRIBUTION (12b-1) FEES EXPECTED TO BE INCURRED) AND DO NOT REFLECT VOLUNTARY WAIVERS OF INVESTMENT ADVISORY FEES BY THE ADVISER. THESE VOLUNTARY WAIVERS ARE EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2008 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THESE WAIVERS, ACTUAL INVESTMENT ADVISORY FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE FISCAL YEAR ENDED MAY 31, 2007 WERE:

                                                                 MICHIGAN         OHIO       PENNSYLVANIA
                                                INTERMEDIATE   INTERMEDIATE   INTERMEDIATE   INTERMEDIATE
                                                 TAX EXEMPT      MUNICIPAL     TAX EXEMPT     MUNICIPAL
                                                 BOND FUND       BOND FUND      BOND FUND     BOND FUND
---------------------------------------------------------------------------------------------------------
Investment Advisory Fees                            0.40%          0.40%          0.40%          0.40%
---------------------------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses                0.57%          0.58%          0.56%          0.57%
---------------------------------------------------------------------------------------------------------


(1) Distribution (12b-1) Fees have been restated to reflect current fees expected to be incurred by each Fund's Class I Shares during the current fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than the Distribution (12b-1) Fees stated in the tables above during the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution Plans."

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Allegiant Tax Exempt Bond Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in Class I Shares of a Fund for the time periods indicated and that you redeem your shares at the end of those periods.

The Examples also assume that your investment has a 5% return each year, Fund expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be different, your approximate costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------------

INTERMEDIATE TAX EXEMPT BOND FUND                 $58      $183      $318      $714
-------------------------------------------------------------------------------------
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND         $59      $186      $324      $726
-------------------------------------------------------------------------------------
OHIO INTERMEDIATE TAX EXEMPT BOND FUND            $57      $179      $313      $701
-------------------------------------------------------------------------------------
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND     $58      $183      $318      $714
-------------------------------------------------------------------------------------

MORE INFORMATION ABOUT PRINCIPAL RISKS

-----------------------------------------------------------------------------------------------------------------------------------
                                    Active                       Interest                Non-       Prepayment/
                                   Trading  Credit  Derivatives    Rate    Market  Diversification   Extension   Single State   Tax
                                    Risk     Risk       Risk       Risk     Risk         Risk           Risk         Risk      Risk
-----------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
   Bond Fund                          X       X          X          X        X                           X
-----------------------------------------------------------------------------------------------------------------------------------
   Government Mortgage Fund           X       X                     X        X                           X
-----------------------------------------------------------------------------------------------------------------------------------
   Intermediate Bond Fund             X       X          X          X        X                           X
-----------------------------------------------------------------------------------------------------------------------------------
   Limited Maturity Bond Fund         X       X                     X        X                           X
-----------------------------------------------------------------------------------------------------------------------------------
   Total Return Advantage Fund        X       X          X          X        X                           X
-----------------------------------------------------------------------------------------------------------------------------------
   Ultra Short Bond Fund              X       X                     X        X                           X
-----------------------------------------------------------------------------------------------------------------------------------
TAX EXEMPT BOND FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
   Intermediate Tax Exempt Bond
      Fund                                    X                     X        X
-----------------------------------------------------------------------------------------------------------------------------------
   Michigan Intermediate
      Municipal Bond Fund                     X                     X        X            X                            X        X
-----------------------------------------------------------------------------------------------------------------------------------
   Ohio Intermediate Tax Exempt
      Bond Fund                               X                     X        X            X                            X        X
-----------------------------------------------------------------------------------------------------------------------------------
   Pennsylvania Intermediate
      Municipal Bond Fund                     X                     X        X            X                            X        X
-----------------------------------------------------------------------------------------------------------------------------------

ACTIVE TRADING RISK. If the Adviser frequently buys and sells securities, the results may be correspondingly higher expenses and other transaction costs, which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can not meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although a Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


For the Intermediate Tax Exempt Bond, Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds, there may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities. For the Total Return Advantage Fund and Bond Fund, junk bonds involve a greater risk of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.


DERIVATIVES RISK. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments.

INTEREST RATE RISK. An investment by the Funds in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that a Fund's yield will decline due to falling interest rates.

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Government Mortgage Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole. The Bond, Intermediate Bond, Limited Maturity Bond, Total Return Advantage and Ultra Short Bond Funds are also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole. The Intermediate Tax Exempt Bond Fund is also subject to the risk that municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole. The Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds are also subject to the risk that the relevant state-specific municipal securities in which they invest may underperform other segments of the fixed income markets or the fixed income markets as a whole.


NON-DIVERSIFICATION RISK. The Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds are non-diversified, which means that the Funds may invest in the securities of relatively few issuers. As a result, the Funds may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.


DEBT EXTENSION RISK is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.


SINGLE STATE RISK. A Fund's focus on investments in securities of issuers located in Michigan (in the case of the Michigan Intermediate Municipal Bond
Fund), Ohio (in the case of the Ohio Intermediate Tax Exempt Bond Fund) and Pennsylvania (in the case of the Pennsylvania Intermediate Municipal Bond Fund) leaves each Fund subject to the particular economic, political and regulatory events relating to such securities to a greater extent than if its assets were not so concentrated.

TAX RISK. The Kentucky Supreme Court has held that state tax laws cannot discriminate against other states' municipal securities, and the U.S. Supreme Court has granted a petition to review that decision. If the U.S. Supreme Court affirms the Kentucky Supreme Court's holding, such a decision could adversely affect state tax exemptions for municipal bond interest and the market for single-state municipal bond funds, such as the Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund and Pennsylvania Intermediate Municipal Bond Fund.


For additional information about risks, see "More Information About Principal Investment Strategies" in Appendix A.


--------------------------------------------------------------------------------

INVESTMENT ADVISER AND INVESTMENT TEAMS


Allegiant Asset Management Company, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2007, the Adviser had approximately $30 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board of Trustees of Allegiant supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.


The table below shows the management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal year ended May 31, 2007:

                                                                                            ADVISORY FEES PAID AS
                                                                                           A PERCENTAGE OF AVERAGE
                                                                                       NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                                  MANAGEMENT TEAM                   ENDED MAY 31, 2007
---------------------------------------------------------------------------------------------------------------------
Bond Fund                                       Taxable Fixed Income Management Team                0.45%

---------------------------------------------------------------------------------------------------------------------
Government Mortgage Fund                        Taxable Fixed Income Management Team                0.40%
---------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                          Taxable Fixed Income Management Team                0.40%
---------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                      Taxable Fixed Income Management Team                0.35%
---------------------------------------------------------------------------------------------------------------------
Total Return Advantage Fund                     Taxable Fixed Income Management Team                0.40%
---------------------------------------------------------------------------------------------------------------------
Ultra Short Bond Fund                           Taxable Fixed Income Management Team                0.20%
---------------------------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Bond Fund                    Municipal Fixed Income Team                    0.40%
---------------------------------------------------------------------------------------------------------------------
Michigan Intermediate Municipal Bond Fund            Municipal Fixed Income Team                    0.40%
---------------------------------------------------------------------------------------------------------------------
Ohio Intermediate Tax Exempt Bond Fund               Municipal Fixed Income Team                    0.40%
---------------------------------------------------------------------------------------------------------------------
Pennsylvania Intermediate Municipal Bond Fund        Municipal Fixed Income Team                    0.40%
---------------------------------------------------------------------------------------------------------------------

A discussion regarding the basis for the Board's approval of the Funds' advisory agreements is available in the semi-annual report to shareholders for the period ended November 30, 2006.

PORTFOLIO MANAGEMENT TEAMS

NAME                                     BUSINESS EXPERIENCE
--------------------------------------------------------------------------------------------------------------------
TAXABLE FIXED INCOME MANAGEMENT TEAM
--------------------------------------------------------------------------------------------------------------------
Andrew Harding                           Mr. Harding has primary responsibility for taxable fixed income strategy
Senior Director for Taxable              and performance at the Adviser.
Fixed Income Investments
Years with the Adviser: 7                Mr. Harding has been with the Adviser since 2000.
Industry experience: 27 years
--------------------------------------------------------------------------------------------------------------------
Cynthia D. Cole                          Ms. Cole is primarily responsible for analyzing and recommending corporate
Director of Corporate Bond Investment    sector investments.
Years with the Adviser: 8
Industry experience: 22 years            Ms. Cole has been with the Adviser since 1999.
--------------------------------------------------------------------------------------------------------------------
Timothy Compan, Jr., CFA                 Mr. Compan has responsibility for corporate bond portfolio management and
Corporate Bond Specialist                trading.
Years with the Adviser: 4
Industry experience: 7 years             Prior to joining the Adviser in 2003, Mr. Compan was a corporate bond trader for Goldman Sachs Asset Management, L.P. Mr. Compan had been with
                                         Goldman Sachs Asset Management, L.P. since 1999.
--------------------------------------------------------------------------------------------------------------------
Brian L. Stine, CFA                      Mr. Stine is primarily responsible for fixed income security and portfolio
Senior Portfolio Manager                 research.
Years with the Adviser: 3
Industry experience: 27 years            Prior to joining the Adviser in 2004, Mr. Stine was a senior portfolio manager with Smith Graham & Company. Mr. Stine had been with Smith Graham &
                                         Company since 1993.
--------------------------------------------------------------------------------------------------------------------
Mark Lozina, CFA                         Mr. Lozina has day-to-day responsibility for fixed income security and
Fixed Income Analyst                     portfolio research.
Years with the Adviser: 5
Industry experience: 12 years            Mr. Lozina has been with the Adviser since 2002.
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL FIXED INCOME TEAM
--------------------------------------------------------------------------------------------------------------------
Cynthia D. Cole                          Ms. Cole has leadership responsibility for the municipal fixed income
Senior Portfolio Manager                 investment style.
Years with the Adviser: 8
Industry experience: 22 years            Ms. Cole has been with the Adviser since 1999.
--------------------------------------------------------------------------------------------------------------------
Patrick J. Azouri, CFA                   Mr. Azouri has responsibility for municipal fixed income and portfolio
Portfolio Manager                        research for the Intermediate Tax Exempt Bond Fund and the Ohio Intermediate
Years with the Adviser: 4                Tax Exempt Bond Fund.
Industry experience: 8 years
                                         Mr. Azouri joined the Adviser in 2003. He was an Analyst in the Finance
                                         Department until October 2005 when he joined the Fixed Income Management
                                         Team. Mr. Azouri worked for National City Corporation in the Consumer and
                                         Small Business Group since 2002.
--------------------------------------------------------------------------------------------------------------------
Keith Erwin                              Mr. Erwin has responsibility for municipal fixed income investments for the
Portfolio Manager                        Michigan Intermediate Municipal Bond Fund and the Pennsylvania Intermediate
Years with the Adviser: 9                Municipal Bond Fund.
Industry experience: 11 years
                                         Mr. Erwin has been with the Adviser since 1998.
--------------------------------------------------------------------------------------------------------------------


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is described in the Statement of Additional Information.

PURCHASING, EXCHANGING AND REDEEMING FUND SHARES

CLASS I SHARES HAVE NO SALES CHARGE AND NO MINIMUM INITIAL INVESTMENT, EXCEPT AS DESCRIBED BELOW.


Class I Shares may be purchased through the trust departments of financial institutions, or broker-dealers, or other financial institutions which have a selling agreement with Professional Funds Distributor, LLC (the "Underwriter") to place trades for institutional accounts, broker products or similar products. In order to purchase Class I Shares through one of these entities, you must have an account with the entity. That account will be governed by its own rules and regulations that may be more stringent than the rules and regulations governing an investment in the Funds. The entity also may charge transaction fees. You should consult your account documents for full details. Your shares in the Funds may be held in an omnibus account in the name of that institution. Class I Shares may be purchased directly by institutional investors including corporate investors, pension and profit sharing plans and foundations and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity.

Employees, directors, officers and retirees of Allegiant, NCC or any of its affiliates, the Fund's Co-Administrators, Underwriter or any investment sub-adviser to the Funds and their immediate families (spouse, parents, siblings, children and grandchildren) may purchase Class I Shares subject to a $500 minimum initial investment, whether purchasing shares directly or through a Planned Investment Program. Planned Investment Programs are subject to a $50 monthly minimum investment.


The Funds may accept or reject any purchase order.


The Adviser and its affiliates currently make payments from their own resources to financial intermediaries that generate purchase orders. These payments are separate from any 12b-1 fees or shareholder service fees paid by the Funds to those financial intermediaries. The Adviser and its affiliates also participate in certain arrangements whereby the Adviser or its affiliates may pay from their own resources financial intermediaries for inclusion of the Funds on certain preferred sales lists or other similar programs intended to generate fund sales. In some cases, these payments may create an incentive for a financial intermediary to recommend sales of fund shares. The Adviser or its affiliates may discontinue these payments at any time. Please see the Statement of Additional Information for more information on these payments and the programs described above.


The Adviser will monitor each Fund's asset size and, subject to approval by Allegiant's Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

HOW TO PURCHASE AND EXCHANGE FUND SHARES

                         NEW ACCOUNT SET UP                              ADDING TO AN EXISTING ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------

ONLINE                   o  Visit our site and click on "Account         o  You may place your purchase order on our website using
WWW.ALLEGIANTFUNDS.COM      Access." Or log on to our on-line Forms         your established banking instructions for payment. To
                            Center to print or complete an application      authorize this service, please complete an Account
                            on-line. Mail the application to the            Maintenance Form or call 1-800-622-FUND (3863).
                            address below.


                         o Unless you arrange to pay by wire or ACH, write your check, payable in U.S. dollars, to "Allegiant Funds (Fund name)."
                            Allegiant cannot accept third-party
                            checks, starter checks, credit cards,
                            credit card checks, cash or cash
                            equivalents (i.e., cashier's check, bank draft, money order or travelers' check).

-----------------------------------------------------------------------------------------------------------------------------------

                         NEW ACCOUNT SET UP                              ADDING TO AN EXISTING ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------

BY TELEPHONE WITH        o  Call Investor Services at 1-800-622-FUND     o  If you previously selected the telephone purchases
WIRE TRANSFER               (3863) to set up an account number and to       option for your account, call Investor Services at
                            receive a wire control number to be             1-800-622-FUND (3863) to purchase additional shares.
                            included in the body of the wire.
                                                                         o  If your bank account information is on file, you can
                         o  Ask your bank to immediately transmit           request purchases through federal funds wire or
                            available funds by wire. Your bank may          electronic transfer through the Automated Clearing
                            charge you a wiring fee for this service.       House.

                         o  Wiring instructions are as follows:          o  To add telephone purchases option to your account,
                                                                            please complete an Account Maintenance Form or call
                            PNC Bank, N.A.                                  Investor Services.
                            Philadelphia, PA
                            ABA # 031000053
                            DDA# 8611711342
                            For credit to the Allegiant Funds Further
                            credit (your name and fund account number)
                            Confirmation or order number (if
                            applicable)


                         o Complete and sign the account application and mail to:

                               Allegiant Funds
                               c/o PFPC Inc.
                               P.O. Box 9795
                               Providence, RI 02940-9795

                               OVERNIGHT DELIVERY TO:

                               Allegiant Funds
                               c/o PFPC Inc.
                               101 Sabin Street
                               Pawtucket, RI 02860-1427

-----------------------------------------------------------------------------------------------------------------------------------

BY TELEPHONE WITH ACH    o  Call Investor Services at 1-800-622-FUND     o  If you previously selected the telephone purchases
                            (3863) to set up an account and obtain an       option for your account, call Investor Services at
                            account number.                                 1-800-622-FUND (3863) to purchase additional shares.

                         o  Ask your bank to immediately transmit        o  If your bank account information is on file, you can
                            available funds.                                request purchases through federal funds wire or
                                                                            electronic transfer through the Automated Clearing
                         o  Complete and sign the account application       House.
                            and mail to:
                                                                         o  To add telephone purchases option to your account,
                               Allegiant Funds                              please complete an Account Maintenance Form or call
                               c/o PFPC Inc.                                Investor Services.
                               P.O. Box 9795
                               Providence, RI 02940-9795


                               OVERNIGHT DELIVERY TO:

                               Allegiant Funds
                               c/o PFPC Inc.
                               101 Sabin Street
                               Pawtucket, RI 02860-1427

-----------------------------------------------------------------------------------------------------------------------------------

                         NEW ACCOUNT SET UP                              ADDING TO AN EXISTING ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------

BY MAIL                  o  Complete and sign an application.            o  Provide purchase instructions with the fund name, share
                            Applications may be requested by calling        class, your account number and account registration
                            1-800-622-FUND (3863) or may be downloaded      information.
                            from our website at
                            www.allegiantfunds.com.                      o  Make your check payable to "Allegiant Funds (Fund
                                                                            name)." Allegiant cannot accept third-party checks,
                         o  Make your check payable to "Allegiant           starter checks, credit cards, credit card checks, cash
                            Funds (Fund name)." Allegiant cannot            or cash equivalents (i.e., cashier's check, bank
                            accept third-party checks, starter checks,      draft, money order or travelers' check).
                            credit cards, credit card checks, cash or
                            cash equivalents (i.e., cashier's check,     o  Mail the instructions and the check to one of the two
                            bank draft, money order or travelers'           mailing addresses provided.
                            check).


                         o  Mail the completed and signed account
                            application and your check to:

                               Allegiant Funds
                               c/o PFPC Inc.
                               P.O. Box 9795
                               Providence, RI 02940-9795

                               OVERNIGHT DELIVERY TO:

                               Allegiant Funds
                               c/o PFPC Inc.
                               101 Sabin Street
                               Pawtucket, RI 02860-1427

-----------------------------------------------------------------------------------------------------------------------------------

BY EXCHANGE              o  You may exchange your shares of a Fund       o  If you previously selected the telephone exchange
                            for the same class of shares of another         option for your account, call our Investor Services at
                            Allegiant Fund.                                 1-800-622-FUND (3863) to exchange your shares.


                         o  Call with your account name, number, and     o  To authorize exchanges to your account, please complete
                            amount of exchange into an existing             an Account Maintenance Form or call Investor Services.
                            account (minimum amount is $500).

                         o  You may exchange your shares on any
                            Business Day. The deadline for submitting same day exchange orders to Allegiant's
                            Transfer Agent is 4:00 p.m. Eastern time.

-----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL INTERMEDIARY   o  Contact your financial consultant, financial intermediary or institution to transact initial purchases or additional purchases of shares of Allegiant Funds. Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to
                            Allegiant's transfer agent on time.


                         o  Allegiant may authorize certain financial intermediaries to receive, on behalf of Allegiant, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to receive such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is received by the financial intermediary on a business day, and the order will be priced at the Fund's net asset value ("NAV") per share next determined after such receipt by the financial intermediary.

                         o  Your financial consultant, financial intermediary or institution may set different minimum initial and additional investment requirements and charge a fee for its services.


-----------------------------------------------------------------------------------------------------------------------------------

NOTE: IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM YOUR DATE OF PURCHASE).


WHEN YOU EXCHANGE SHARES, YOU ARE REALLY SELLING YOUR SHARES, WHICH MAY SUBJECT YOU TO TAX, AND BUYING OTHER FUND SHARES. YOUR SALE PRICE AND PURCHASE PRICE WILL BE BASED ON THE NAVS NEXT CALCULATED AFTER A FUND RECEIVES YOUR EXCHANGE REQUEST.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, a Fund generally values its investment portfolio at market price. Certain short-term obligations with maturities of 60 days or less that are used to manage a Fund's cash are valued on the basis of amortized cost. Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.


If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices will be determined in good faith by the Fund accountant and Adviser using methods approved by the Board of Trustees. A Fund will use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. A Fund will also use fair value pricing for domestic securities when a significant event (e.g., there is a "thin" market in the security or the security has not been traded for an extended period of time) impacts the value of such securities. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.


Investments by any Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each Business Day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing. Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a Fund's NAV on the Business Day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments. Expenses common to all the Funds in the Trust are allocated among the Funds on the basis of average net assets. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

GENERAL INFORMATION REGARDING PURCHASES

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Allegiant may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders. A Fund seeks to make these decisions to the best of its abilities in a manner that it believes is consistent with shareholder interests. A Fund may reject, cancel or revoke the purchase on the following business day, or as soon thereafter as possible.

The price per share (the offering price) will be the NAV next determined after a Fund or an authorized financial intermediary receives your purchase order in proper form. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.


Certain shareholders may also purchase shares of the Allegiant Advantage Institutional Money Market Fund ("Advantage Fund," and together with the Funds, the "Fund Complex") an investment portfolio of another registered investment company for whom the Adviser provides investment advisory services. The Advantage Fund's minimum initial investment is $5 million. There is no minimum subsequent investment. The Advantage Fund, at its discretion, may reduce the minimum initial investment for specific shareholders whose aggregate relationship with the Fund Complex is substantially equivalent to the $5 million minimum and warrants this reduction. The minimum initial investment also may be waived if the investor has, in the opinion of the Advantage Fund, adequate intent and availability of assets to reach a future level of investment of $5 million in the Fund Complex. Please see an Advantage Fund prospectus for more information.


GENERAL INFORMATION REGARDING EXCHANGES

You may exchange Class I Shares of one Allegiant Fund for Class I Shares of another Allegiant Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Allegiant's transfer agent is 4:00 p.m. Eastern time.

When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. Your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

You may also exchange Class I Shares of the Funds for Institutional Shares of the Allegiant Advantage Institutional Money Market Fund ("Advantage Fund"), another registered investment company for whom the Adviser provides investment advisory services. Exchanges into Institutional Shares of the Advantage Fund are subject to certain minimum initial and subsequent investment requirements. Please see Advantage Fund - Institutional Shares prospectus for more information.

SALES CHARGES

There are no sales charges on the purchase of Class I Shares.

HOW TO REDEEM YOUR FUND SHARES

Shareholders may redeem shares by following the procedures described below.

-----------------------------------------------------------------------------------------------------------------------------------
ONLINE                   The minimum amount for Internet redemptions is $100. To authorize this service, please complete an Account
WWW.ALLEGIANTFUNDS.COM   Maintenance Form or call 1-800-622-FUND (3863).
-----------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE             Call with the account name, number, and amount of redemption. Redemptions will be sent to the
1-800-622-FUND (3863)    shareholder's address or bank account on record.
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY   Contact your financial consultant, financial intermediary or institution. Your financial consultant, financial intermediary or institution may charge a fee for its services in addition to the fees charged by the Fund.
-----------------------------------------------------------------------------------------------------------------------------------


SIGNATURE GUARANTEE


The use of a signature guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities and is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors. These include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the signature guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a Medallion Signature Guarantee, nor can we accept a comparison signature guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.


RECEIVING YOUR MONEY


If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Allegiant in writing and include a Medallion Signature Guarantee from a bank or other financial institution (see "Signature Guarantee" above).

Redemption requests will be processed at the next NAV determined after the Fund receives your request in good order. Good order means that your request includes complete information.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Allegiant does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 30 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND


We generally pay redemption proceeds in cash. Redemption proceeds may be paid all or in part in liquid securities (redemptions in kind) with a market value equal to the redemption price rather than cash when the Fund determines that it is in the best interests of the Fund and its shareholders. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. Shareholders remain responsible for any loss in their accounts or any applicable taxes until their shares are redeemed.


INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to redeem your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Allegiant may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)   the NYSE is closed for other than customary weekend and holiday closings;

(c)   the SEC has by order permitted the Fund's suspension; or

(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by Allegiant of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Allegiant to determine the fair market value of its net assets.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, exchanging and redeeming Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Allegiant has certain safeguards and procedures to confirm the authenticity of instructions, Allegiant is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Allegiant over the telephone or via the Internet, you will generally bear the risk of any loss, provided Allegiant has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Allegiant to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Allegiant. To the extent permitted by applicable law, Allegiant reserves the right to place limits on transactions in your account until your identity is verified.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS

Allegiant's Board of Trustees has adopted policies and procedures that impose limits on purchases, exchanges and redemptions to discourage excessive short-term (market timing) trading by shareholders. Under the policies and procedures, a Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.


There is no guarantee that Allegiant or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of Allegiant and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time-zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of Allegiant's market timing policies. If a shareholder continues market timing activities after being notified, the account will be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

o     Reject a purchase or exchange order

o Delay payment of immediate cash redemption proceeds for up to seven calendar days

o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

o     Limit the amount of any exchange


Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.


DISTRIBUTION PLAN

Each Fund has adopted a distribution plan with respect to Class I Shares, pursuant to Rule 12b-1 under the 1940 Act that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class I Shares. However, actual distribution fees for Class I Shares are expected to be no more than 0.02% with respect to each Fund.


The Funds' Underwriter may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Underwriter from any sales charge it receives or from any other source available to it. Under any such program, the Underwriter may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS

All of the Funds listed in this prospectus distribute income on a monthly basis. Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution. You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.allegiantfunds.com, or by notifying Allegiant in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day after the transfer agent receives your written notice.

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


FUND DISTRIBUTIONS

Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Except as discussed below, you will be subject to federal income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 15%. However, a sunset provision provides that this rate will increase to 20% for taxable years beginning after December 31, 2010. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

REDEMPTIONS OR EXCHANGES

You will generally recognize taxable gain or loss for federal income tax purposes on an exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long term capital gain or loss if you have held your fund shares for over twelve months at the time you redeem or exchange them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. If you receive an exempt-interest dividend with respect to any share of a Tax Exempt Bond Fund (defined below) and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

IRAS AND OTHER TAX-QUALIFIED PLANS

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

TAX EXEMPT FUNDS

The Tax Exempt Bond Funds anticipate that substantially all of their income distributions will be "exempt interest dividends," which are exempt from federal income taxes. However, some distributions may be taxable, such as distributions that are derived from occasional taxable investments and distributions of short and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Exempt Bond Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Exempt Bond Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

BACKUP WITHHOLDING


A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current withholding rate is 28%.


U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS


For distributions attributable to the Funds' current taxable year ending on May 31, 2008, nonresident aliens, foreign corporations and other foreign investors in a Fund will generally be exempt from U.S. federal income tax on Fund distributions attributable to U.S.-source interest income and capital gains of a Fund. Tax may apply to such capital gain distributions, however, if the recipient's investment in a Fund is connected to a trade or business of the recipient in the United States or if the recipient is present in the United States for 183 days or more in a year and certain other conditions are met. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.

In subsequent taxable years, the exemption of foreign investors from U.S. federal income tax on Fund distributions attributable to U.S.-source interest income and short-term capital gains will be unavailable, but distributions attributable to long-term capital gains will continue to be exempt.


STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Michigan Intermediate Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes. The Ohio Intermediate Tax Exempt Bond Fund intends to distribute income that is exempt from Ohio personal income taxes. The Pennsylvania Intermediate Municipal Bond Fund intends to distribute income that is exempt from Pennsylvania personal income taxes.

You should consult your tax adviser regarding the tax status of distributions in your state and locality.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                   APPENDIX A

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. The Funds' Statement of Additional Information contains more information about the particular types of securities in which the Funds invest.


Each Fund publishes on the Funds' website (www.allegiantfunds.com) its complete portfolio holdings as of the end of each fiscal quarter. Such publication is subject to a fifteen-day calendar lag between the date of the information and the date on which the information is disclosed. In addition, each Fund publishes on the Funds' website portfolio holdings information as of each month-end. Such publication is subject to a fifteen business day lag between the date of the information and the date on which the information is disclosed. This information will be available on the Funds' website until the date on which a Fund files its next quarterly portfolio holdings report with the SEC on Form N-CSR or Form N-Q. For more information on the Funds' policies and procedures with respect to the disclosure of portfolio securities, see the Funds' Statement of Additional Information, which is available, free of charge, on the Funds' website (www.allegiantfunds.com). The following chart indicates the specific types of investments in which each Fund primarily invests.


------------------------------------------------------------------------------------------------------------------------------------
                                   Exchange-    Fixed                 High-Yield                              Mortgage-
                                    Traded      Income    Government  Lower Rated   Municipal  Asset-Backed    Backed     Derivative
                                    Funds     Securities  Securities  Securities   Securities   Securities   Securities  Instruments
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Bond Fund                    X           X           X                                    X            X           X
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Government Mortgage
   Fund                                X           X           X                                    X            X
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Intermediate
   Bond Fund                           X           X           X                                    X            X           X
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Limited Maturity Bond
   Fund                                X           X           X                                    X            X
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Total Return
   Advantage Fund                      X           X           X           X                        X            X          X
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Ultra Short Bond
   Fund                                X           X           X                                    X            X
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Intermediate Tax
   Exempt Bond Fund                                X                                    X
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Michigan Intermediate
   Municipal Bond Fund                             X                                    X
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Ohio Intermediate Tax
   Exempt Bond Fund                                X                                    X
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Pennsylvania
   Intermediate Municipal Bond
   Fund                                            X                                    X
------------------------------------------------------------------------------------------------------------------------------------

EXCHANGE-TRADED FUNDS

Exchange-traded funds ("ETFs") own stocks included in a particular index and changes in the market price of ETFs (before deducting the ETFs' expenses) are generally expected to track the movement of the associated index relatively closely. However, the price movement of ETFs may not perfectly parallel the price action of the associated indices. To the extent a Fund invests in ETFs, shareholders of the Fund may be subject to duplicative management fees. ETFs include iShares(SM), Standard & Poor's Depositary Receipts(TM) ("SPDRs"), S&P Sector SPDRs, DIAMONDS, and other security baskets. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values ("NAVs") of their underlying indices and supply and demand of iShares on an exchange. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500(R) Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. The

Investment Company Act of 1940, as amended, limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with Securities and Exchange Commission exemptive relief granted to such ETFs.

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES

Government securities are securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities may also include Treasury inflation-protected securities which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

MUNICIPAL SECURITIES

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

ASSET-BACKED SECURITIES

Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

DERIVATIVE INSTRUMENTS

A small investment in derivatives, such as options, swaps, futures and options on futures, could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments.

MORE INFORMATION ABOUT FUND INVESTMENTS

Additional investment policies are described in this section. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. See the Statement of Additional Information for more detail on the investments and strategies used by the Funds.

TEMPORARY INVESTMENTS

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

DERIVATIVES AND FUTURES CONTRACTS

In fulfilling the 80% investment requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. These instruments may carry greater risk than other types of securities in which the Funds invest. For more information on derivatives and futures contracts and their related risks see the Statement of Additional Information.

SECURITIES LENDING

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, a Fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that a Fund may not be able to sell in the ordinary course of business. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by a Fund without limit.

REPURCHASE AGREEMENTS

Repurchase agreements represent short-term (normally overnight) loans by a Fund to commercial banks or large securities dealers. Repurchase agreements can carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Fund may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Fund and order that the securities be used to pay off the seller's debts. The Adviser believes that these risks can be controlled through careful security selection and monitoring.

CASH MANAGEMENT

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by the Trust and the Allegiant Advantage Fund, a separate investment company affiliated with the Trust.

                                   APPENDIX B

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class I Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.


The financial highlights have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2007 and is incorporated by reference into the Statement of Additional Information.


You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

          NET ASSET                 REALIZED AND     DIVIDENDS   DISTRIBUTIONS
            VALUE,       NET         UNREALIZED      FROM NET      FROM NET      NET ASSET
          BEGINNING   INVESTMENT     GAIN (LOSS)    INVESTMENT     REALIZED      VALUE, END    TOTAL
           OF YEAR     INCOME(1)   ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
-----------------------------------------------------------------------------------------------------
BOND FUND
-----------------------------------------------------------------------------------------------------
CLASS I
2007       $  9.71      $ 0.46        $  0.16        $ (0.44)         $ --         $  9.89      6.47%
2006         10.22        0.43          (0.50)         (0.44)           --            9.71     (0.74)
2005          9.98        0.41           0.25          (0.42)           --           10.22      6.69
2004         10.44        0.39          (0.45)         (0.40)           --            9.98     (0.62)
2003          9.86        0.48           0.56          (0.46)           --           10.44     10.74
-----------------------------------------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND
-----------------------------------------------------------------------------------------------------
CLASS I
2007       $  8.90      $ 0.45        $  0.11        $ (0.45)         $ --         $  9.01      6.42%
2006          9.34        0.43          (0.42)         (0.45)           --            8.90      0.08
2005          9.23        0.41           0.15          (0.45)           --            9.34      6.18
2004          9.58        0.37          (0.32)         (0.40)           --            9.23      0.63
2003          9.45        0.39           0.19          (0.45)           --            9.58      6.15


                                                      RATIO         RATIO OF NET
                                    RATIO OF NET   OF EXPENSES   INVESTMENT INCOME
                        RATIO OF     INVESTMENT     TO AVERAGE       TO AVERAGE
          NET ASSETS    EXPENSES       INCOME       NET ASSETS       NET ASSETS      PORTFOLIO
            END OF     TO AVERAGE    TO AVERAGE    (BEFORE FEE      (BEFORE FEE       TURNOVER
          YEAR (000)   NET ASSETS    NET ASSETS      WAIVERS)         WAIVERS)        RATE(2)
----------------------------------------------------------------------------------------------
BOND FUND
----------------------------------------------------------------------------------------------
CLASS I
2007       $ 357,483      0.59%         4.64%         0.69%            4.54%            298%
2006         359,501      0.67          4.29          0.74             4.22             447
2005         374,907      0.76          3.99          0.76             3.99             515
2004         415,151      0.74          3.86          0.74             3.86             338
2003         617,012      0.71          4.73          0.71             4.73             213
----------------------------------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND
----------------------------------------------------------------------------------------------
CLASS I
2007       $ 243,999      0.59%         4.94%         0.74%            4.79%            409%
2006         245,162      0.64          4.70          0.79             4.55             593
2005         239,724      0.67          4.44          0.82             4.29             753
2004         244,380      0.69          4.09          0.78             4.00             380
2003         190,678      0.77          4.09          0.77             4.09             364

  +   TOTAL RETURN EXCLUDES SALES CHARGE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) DUE TO THEIR INVESTMENT STRATEGY, BOND FUND AND GOVERNMENT MORTGAGE FUND MAY BUY AND SELL SECURITIES FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL CAPITAL GAINS LIABILITIES, AND MAY LOWER FUND PERFORMANCE.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

          NET ASSET                 REALIZED AND     DIVIDENDS   DISTRIBUTIONS
            VALUE,       NET         UNREALIZED      FROM NET      FROM NET      NET ASSET
          BEGINNING   INVESTMENT     GAIN (LOSS)    INVESTMENT     REALIZED      VALUE, END    TOTAL
           OF YEAR    INCOME(1)    ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
------------------------------------------------------------------------------------------------------
CLASS I
2007       $ 10.34      $ 0.46        $  0.11        $ (0.44)       $    --        $ 10.47      5.55%
2006         10.78        0.42          (0.44)         (0.42)            --          10.34     (0.18)
2005         10.69        0.37           0.09          (0.37)            --          10.78      4.38
2004         11.09        0.37          (0.40)         (0.37)            --          10.69     (0.26)
2003         10.40        0.43           0.69          (0.43)            --          11.09     11.00
------------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
------------------------------------------------------------------------------------------------------
CLASS I
2007       $  9.70      $ 0.40        $  0.09        $ (0.40)       $    --        $  9.79      5.17%
2006          9.85        0.32          (0.13)         (0.34)            --           9.70      1.96
2005          9.95        0.25          (0.07)         (0.28)            --           9.85      1.85
2004         10.17        0.26          (0.20)         (0.28)            --           9.95      0.45
2003          9.97        0.32           0.22          (0.34)            --          10.17      5.58
------------------------------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
------------------------------------------------------------------------------------------------------
CLASS I
2007       $  9.86      $ 0.47        $  0.13        $ (0.46)       $    --        $ 10.00      6.18%
2006         10.45        0.43          (0.52)         (0.43)         (0.07)          9.86     (0.97)
2005         10.22        0.39           0.33          (0.39)         (0.10)         10.45      7.14
2004         11.01        0.42          (0.55)         (0.42)         (0.24)         10.22     (1.18)
2003         10.23        0.49           0.92          (0.53)         (0.10)         11.01     14.18
------------------------------------------------------------------------------------------------------
ULTRA SHORT BOND FUND
------------------------------------------------------------------------------------------------------
CLASS I
2007       $  9.84      $ 0.44        $  0.04        $ (0.43)       $    --        $  9.89      4.97%
2006          9.91        0.34          (0.05)         (0.36)            --           9.84      2.93
2005         10.00        0.22          (0.07)         (0.24)            --           9.91      1.48
2004         10.08        0.16          (0.07)         (0.17)            --          10.00      0.93
2003(3)      10.00        0.09           0.08          (0.09)            --          10.08      1.67

                                                      RATIO         RATIO OF NET
                                    RATIO OF NET   OF EXPENSES   INVESTMENT INCOME
                        RATIO OF     INVESTMENT    TO AVERAGE        TO AVERAGE
          NET ASSETS    EXPENSES       INCOME      NET ASSETS        NET ASSETS      PORTFOLIO
            END OF     TO AVERAGE    TO AVERAGE    (BEFORE FEE      (BEFORE FEE       TURNOVER
          YEAR (000)   NET ASSETS    NET ASSETS     WAIVERS)          WAIVERS)         RATE(2)
----------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
----------------------------------------------------------------------------------------------
CLASS I
2007       $ 341,591      0.56%         4.37%         0.71%            4.22%            174%
2006         404,812      0.59          3.99          0.74             3.84             285
2005         461,620      0.60          3.43          0.75             3.28             280
2004         439,369      0.59          3.40          0.74             3.25             164
2003         418,964      0.58          4.01          0.73             3.86             129
----------------------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
----------------------------------------------------------------------------------------------
CLASS I
2007       $ 155,648      0.51%         4.11%         0.61%            4.01%            143%
2006         171,192      0.56          3.25          0.66             3.15             115
2005         212,573      0.55          2.47          0.65             2.37             132
2004         306,914      0.54          2.58          0.64             2.48             136
2003         308,986      0.54          3.17          0.64             3.07             117
----------------------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
----------------------------------------------------------------------------------------------
CLASS I
2007       $ 399,105      0.58%         4.67%         0.73%            4.52%            171%
2006         326,122      0.62          4.20          0.77             4.05             218
2005         319,802      0.63          3.74          0.78             3.59             214
2004         314,269      0.60          3.92          0.75             3.77             134
2003         241,404      0.58          4.60          0.73             4.45             108
----------------------------------------------------------------------------------------------
ULTRA SHORT BOND FUND
----------------------------------------------------------------------------------------------
CLASS I
2007       $  71,115      0.35%         4.39%         0.55%            4.19%            111%
2006          98,120      0.36          3.46          0.56             3.26              85
2005         178,675      0.38          2.27          0.58             2.07             219
2004         176,280      0.36          1.54          0.56             1.34             120
2003(3)      129,599      0.26          1.81          0.58             1.49             239

  +   TOTAL RETURN EXCLUDES SALES CHARGE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) DUE TO THEIR INVESTMENT STRATEGY, INTERMEDIATE BOND FUND, LIMITED MATURITY BOND FUND, TOTAL RETURN ADVANTAGE FUND AND ULTRA SHORT BOND FUND MAY BUY AND SELL SECURITIES FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL CAPITAL GAINS TAX LIABILITIES, AND MAY LOWER FUND PERFORMANCE.

(3) ULTRA SHORT BOND FUND CLASS I COMMENCED OPERATIONS ON DECEMBER 2, 2002. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

          NET ASSET                 REALIZED AND     DIVIDENDS   DISTRIBUTIONS
            VALUE,       NET         UNREALIZED      FROM NET      FROM NET      NET ASSET
          BEGINNING   INVESTMENT    GAIN (LOSS)     INVESTMENT     REALIZED      VALUE, END    TOTAL
           OF YEAR    INCOME(1)    ON INVESTMENTS     INCOME     CAPITAL GAINS    OF YEAR     RETURN+
------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX EXEMPT BOND FUND
------------------------------------------------------------------------------------------------------
CLASS I
2007        $ 9.90      $0.38          $(0.03)        $(0.38)       $(0.10)        $ 9.77      3.55%
2006         10.19       0.39           (0.29)         (0.39)           --           9.90      1.01
2005         10.13       0.39            0.06          (0.39)           --          10.19      4.54
2004         10.61       0.39           (0.46)         (0.41)           --          10.13     (0.70)
2003         10.17       0.40            0.44          (0.40)           --          10.61      8.45
------------------------------------------------------------------------------------------------------
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------
CLASS I
2007        $10.38      $0.44          $(0.08)        $(0.44)       $(0.14)        $10.16      3.48%
2006         10.80       0.47           (0.38)         (0.47)        (0.04)         10.38      0.88
2005         10.93       0.48           (0.11)         (0.48)        (0.02)         10.80      3.39
2004         11.45       0.46           (0.51)         (0.47)           --          10.93     (0.44)
2003         11.03       0.47            0.44          (0.47)        (0.02)         11.45      8.51
------------------------------------------------------------------------------------------------------
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
------------------------------------------------------------------------------------------------------
CLASS I
2007        $10.94      $0.41          $(0.01)        $(0.41)       $   --         $10.93      3.69%
2006         11.24       0.41           (0.30)         (0.41)           --          10.94      1.03
2005         11.20       0.42            0.04          (0.42)           --          11.24      4.19
2004         11.70       0.41           (0.50)         (0.41)           --          11.20     (0.75)
2003         11.20       0.44            0.50          (0.44)           --          11.70      8.56
------------------------------------------------------------------------------------------------------
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------
CLASS I
2007        $10.28      $0.37          $ 0.03         $(0.37)       $(0.03)        $10.28      3.89%
2006         10.56       0.37           (0.28)         (0.37)           --          10.28      0.90
2005         10.46       0.36            0.10          (0.36)           --          10.56      4.41
2004         10.96       0.36           (0.49)         (0.37)           --          10.46     (1.18)
2003         10.47       0.41            0.49          (0.41)           --          10.96      8.76

                                                      RATIO         RATIO OF NET
                                    RATIO OF NET   OF EXPENSES   INVESTMENT INCOME
                        RATIO OF     INVESTMENT     TO AVERAGE       TO AVERAGE
          NET ASSETS    EXPENSES       INCOME       NET ASSETS       NET ASSETS      PORTFOLIO
            END OF     TO AVERAGE    TO AVERAGE    (BEFORE FEE      (BEFORE FEE      TURNOVER
          YEAR (000)   NET ASSETS    NET ASSETS      WAIVERS)         WAIVERS)         RATE
-----------------------------------------------------------------------------------------------
INTERMEDIATE TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------------------------
CLASS I
2007       $ 98,131       0.57%         3.83%         0.72%            3.68%            56%
2006        114,947       0.61          3.89          0.76             3.74             49
2005        131,474       0.61          3.85          0.76             3.70              9
2004        162,027       0.60          3.78          0.75             3.63              9
2003        175,441       0.60          3.92          0.75             3.77             11
-----------------------------------------------------------------------------------------------
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------
CLASS I
2007       $ 42,756       0.58%         4.22%         0.73%            4.07%            47%
2006         64,058       0.61          4.42          0.76             4.27             28
2005         88,583       0.62          4.37          0.77             4.22              7
2004        123,614       0.60          4.11          0.75             3.96              5
2003        147,331       0.60          4.24          0.75             4.09              7
-----------------------------------------------------------------------------------------------
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------------------------
CLASS I
2007       $125,426       0.56%         3.72%         0.71%            3.57%            39%
2006        140,658       0.60          3.73          0.75             3.58             39
2005        144,334       0.62          3.76          0.77             3.61             11
2004        163,549       0.60          3.61          0.75             3.46             13
2003        167,899       0.60          3.85          0.75             3.70              6
-----------------------------------------------------------------------------------------------
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------
CLASS I
2007       $ 37,521       0.58%         3.54%         0.73%            3.39%            29%
2006         44,427       0.62          3.59          0.77             3.44             52
2005         49,028       0.64          3.36          0.79             3.21             15
2004         54,675       0.63          3.38          0.78             3.23             14
2003         55,503       0.65          3.84          0.80             3.69             12

 +    TOTAL RETURN EXCLUDES SALES CHARGE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

                               INVESTMENT ADVISER

                       Allegiant Asset Management Company
                          200 Public Square, 5th Floor
                              Cleveland, Ohio 44114


                                   UNDERWRITER


                       Professional Funds Distributor, LLC
                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406

                                  LEGAL COUNSEL

                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

                            NOT A PART OF PROSPECTUS

                         ALLEGIANT FUNDS PRIVACY NOTICE

      The basis of each customer relationship at Allegiant Funds is built on trust. You have chosen to do business with Allegiant Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

      Allegiant Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

WHAT INFORMATION WE COLLECT

      "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

      We may collect nonpublic personal information about you from the following sources:

      o Information that you provide to us, such as on applications or other forms, or

      o     Information about your transactions with us

OUR SECURITY PROCEDURES

      To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

WHAT INFORMATION WE DISCLOSE

      Allegiant Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

      Allegiant Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

      We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as National City and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

ALLEGIANT FUNDS' PLEDGE TO YOU

      We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

                                     NOTES

                                     NOTES

                                     NOTES

                                                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------

ROBERT D. NEARY
CHAIRMAN

Retired Co-Chairman, Ernst & Young
Director:
   Commercial Metals Company

TIMOTHY L. SWANSON
PRESIDENT, CHIEF EXECUTIVE OFFICER AND
   CHIEF LEGAL OFFICER

Executive Vice President and Chief Investment
   Officer, National City Corporation

DOROTHY A. BERRY

President, Talon Industries, Inc.
Chairman and Director:
   Professionally Managed Portfolios

KELLEY J. BRENNAN

Retired Partner,
   PricewaterhouseCoopers LLP

JOHN F. DURKOTT

President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

RICHARD W. FURST

Dean Emeritus and Garvice D. Kincaid
   Professor of Finance (Emeritus),
   Gatton College of Business and Economics,
   University of Kentucky
Director:
   Central Bank & Trust Co.
   Central Bancshares

GERALD L. GHERLEIN

Retired Executive Vice President and
   General Counsel, Eaton Corporation

DALE C. LAPORTE

Senior Vice President and General Counsel,
   Invacare Corp.

KATHLEEN A. OBERT

Chairman and Chief Executive Officer,
   Edward Howard & Co.

  Allegiant Funds Trustees also serve as Trustees of Allegiant Advantage Fund.


                                                     [ALLEGIANT LOGO OMITTED](R)

--------------------------------------------------------------------------------

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Allegiant Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance during the last fiscal year. The reports also contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.

TO OBTAIN MORE INFORMATION:

By Internet:
www.allegiantfunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
Allegiant Funds
c/o PFPC Inc.
P.O. Box 9795
Providence, RI 02940-9795

FROM THE SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Allegiant Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

Allegiant Funds' Investment Company Act
registration number is 811-4416

[ALLEGIANT LOGO OMITTED](R)


ALL-PS-007-1007


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        ALLEGIANT FUNDS PROSPECTUS
                                    A AND C SHARES


                                   OCTOBER 1, 2007


                                MONEY MARKET FUNDS
                      Government Money Market Fund
                                 Money Market Fund
                  Ohio Municipal Money Market Fund
         Pennsylvania Tax Exempt Money Market Fund
                      Tax Exempt Money Market Fund
                        Treasury Money Market Fund

            THE SECURITIES AND EXCHANGE COMMISSION
  HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES   [ALLEGIANT LOGO OMITTED](R)
   OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL  THE DISCIPLINE OF INVESTING,
                                          OFFENSE.     A COMMITMENT TO RESULTS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTMENT ADVISER
ALLEGIANT ASSET
MANAGEMENT COMPANY

ABOUT THIS PROSPECTUS


Allegiant Funds ("Allegiant") is a mutual fund family that offers different classes of shares in separate Funds. The Funds have individual investment objectives and strategies. This prospectus gives you important information that you should know about Class A and Class C Shares of the Allegiant Money Market Funds before investing. Allegiant also offers Class A and Class C Shares of Equity, Fixed Income, and Tax Exempt Bond Funds in separate prospectuses. To obtain more information on Allegiant, visit www.allegiantfunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:


RISK/RETURN INFORMATION COMMON TO THE FUNDS .............................      1

ALLEGIANT GOVERNMENT MONEY MARKET FUND ..................................      2

ALLEGIANT MONEY MARKET FUND .............................................      4

ALLEGIANT OHIO MUNICIPAL MONEY MARKET FUND ..............................      6

ALLEGIANT PENNSYLVANIA TAX
   EXEMPT MONEY MARKET FUND .............................................      8

ALLEGIANT TAX EXEMPT MONEY MARKET FUND ..................................     10

ALLEGIANT TREASURY MONEY MARKET FUND ....................................     12

MORE INFORMATION ABOUT PRINCIPAL RISKS ..................................     16

INVESTMENT ADVISER AND INVESTMENT TEAMS .................................     17

PURCHASING, EXCHANGING AND
   REDEEMING FUND SHARES ................................................     18

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS .............................     28

DIVIDENDS AND TAX ASPECTS OF
   INVESTING IN THE FUNDS ...............................................     29

APPENDIX A

   MORE INFORMATION ABOUT PRINCIPAL
      INVESTMENT STRATEGIES .............................................    A-1

   MORE INFORMATION ABOUT FUND INVESTMENTS ..............................    A-3

APPENDIX B

   FINANCIAL HIGHLIGHTS .................................................    B-1

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and uses professional investment managers to invest in securities.

Each Fund has its own investment objective and strategies for reaching that goal. The investment objective of a Fund may be changed without a shareholder vote. Allegiant Asset Management Company (the "Adviser") manages the investments of each Fund. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its objective. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its objective. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

The Adviser evaluates the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate. No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

Although a money market fund seeks to maintain a constant price per share of $1.00, there is no guarantee that a money market fund will achieve this objective and it is possible that you may lose money by investing in a Fund.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency.

ALLEGIANT GOVERNMENT MONEY MARKET FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

High current income consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY


Investing in a portfolio of high quality short-term debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities and repurchase agreements related to such securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share


PRINCIPAL RISKS

Interest rate risk, credit risk, counterparty risk, stable NAV risk

TICKER SYMBOL

Class A         ARGXX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in short-term obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness, as well as securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) and maintains an average weighted maturity of 90 days or less.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 16, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.


PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year. The performance table measures performance in terms of the average annual total returns of the Fund's Class A Shares. However, this Fund is managed for yield and not total return. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


  1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
--------------------------------------------------------------------------------
 5.14%   4.98%   4.66%   5.94%   3.64%   1.21%   0.49%   0.68%   2.56%   4.45%


                    Best Quarter        1.53%    (12/31/00)
                    Worst Quarter       0.09%     (6/30/04)


The Fund's year-to-date total return for Class A Shares through June 30, 2007 was 2.34%.

                                          ALLEGIANT GOVERNMENT MONEY MARKET FUND

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
CLASS A SHARES                                    1 YEAR    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Allegiant Government
Money Market Fund                                  4.45%     1.87%       3.36%
--------------------------------------------------------------------------------


FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ALLEGIANTFUNDS.COM. THE FUND'S YIELD ALSO APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES


See page 13 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT MONEY MARKET FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

High current income consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY

Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS

Interest rate risk, credit risk, counterparty risk, stable NAV risk

TICKER SYMBOL

Class A         ARRXX
Class C         ADCXX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a variety of high quality, short-term U.S. dollar-denominated money market securities, including certificates of deposit, time deposits and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a sovereign debt rating in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has rated such debt, then by that NRSRO (or, if unrated, determined by the Adviser to be of comparable quality).

The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser. The Fund invests at least 95% of its total assets in securities rated in the highest rating category by one or more NRSROs or, if unrated, determined by the Adviser to be of comparable quality.

In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 16, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

                                                     ALLEGIANT MONEY MARKET FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year. The performance of Class C Shares will differ due to differences in expenses. The performance table measures performance in terms of the average annual total returns of the Fund's Class A and Class C Shares. However, this Fund is managed for yield and not total return. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


  1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
--------------------------------------------------------------------------------
 5.22%   5.11%   4.76%   6.05%   3.66%   1.22%   0.53%   0.71%   2.62%   4.52%


                   Best Quarter        1.56%        (9/30/00)
                   Worst Quarter       0.10%        (9/30/03)


The Fund's year-to-date total return for Class A Shares through June 30, 2007 was 2.38%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
CLASS A SHARES                                   1 YEAR     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Allegiant Money
Market Fund                                       4.52%      1.91%       3.42%
--------------------------------------------------------------------------------

                                                            SINCE      DATE OF
CLASS C SHARES                         1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Money
Market Fund                             2.76%     1.46%      1.79%     11/15/00
--------------------------------------------------------------------------------


FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ALLEGIANTFUNDS.COM. THE FUND'S YIELD ALSO APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES


See page 13 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT OHIO MUNICIPAL MONEY MARKET FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE


Current income exempt from regular federal income tax and Ohio personal and corporate income tax, consistent with stability of principal


PRINCIPAL INVESTMENT STRATEGY

Investing in a portfolio of high quality short-term Ohio municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal and Ohio income taxes

PRINCIPAL RISKS


Interest rate risk, credit risk, single state risk, stable NAV risk, tax risk


TICKER SYMBOL

Class A       AOMXX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests primarily in high quality, short-term money market instruments issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions, the income from which is exempt from regular federal income tax and Ohio personal and corporate income tax, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax ("Ohio municipal money market instruments"). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Ohio residents.


High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in Ohio municipal money market instruments. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 16, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

                                      ALLEGIANT OHIO MUNICIPAL MONEY MARKET FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year. The performance table measures performance in terms of the average annual total returns of the Fund's Class A Shares. However, this Fund is managed for yield and not total return. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


             1999    2000   2001   2002   2003   2004   2005   2006
             -------------------------------------------------------
             2.78%   3.68%  2.42%  0.98%  0.52%  0.66%  1.85%  2.94%


                   Best Quarter        0.98%       (12/31/00)
                   Worst Quarter       0.09%        (9/30/03)


The Fund's year-to-date total return for Class A Shares through June 30, 2007 was 1.58%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
                                                            SINCE      DATE OF
CLASS A SHARES                         1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Ohio Municipal
Money Market Fund                       2.94%    1.39%      1.99%      11/4/98
--------------------------------------------------------------------------------


FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ALLEGIANTFUNDS.COM. THE FUND'S YIELD ALSO APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES


See page 13 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income exempt from regular federal income tax and Pennsylvania personal income tax, consistent with stability of principal

PRINCIPAL INVESTMENT STRATEGY

Investing in a portfolio of high quality short-term Pennsylvania municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal and Pennsylvania income taxes

PRINCIPAL RISKS


Interest rate risk, credit risk, single state risk, stable NAV risk, tax risk


TICKER SYMBOL

Class A       APRXX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in high quality, short-term money market instruments issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, and obligations of the United States, including territories and possessions of the United States, the income from which is exempt from federal income tax and Pennsylvania personal income tax ("Pennsylvania municipal money market instruments"). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser. As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income tax, but also is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 16, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

                             ALLEGIANT PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year. The performance table measures performance in terms of the average annual total returns of the Fund's Class A Shares. However, this Fund is managed for yield and not total return. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


      1997   1998   1999   2000   2001   2002   2003   2004   2005   2006
      --------------------------------------------------------------------
      3.33%  2.98%  2.82%  3.65%  2.37%  0.99%  0.52%  0.61%  1.84%  2.97%


                   Best Quarter        0.95%       (12/31/00)
                   Worst Quarter       0.09%        (9/30/03)


The Fund's year-to-date total return for Class A Shares through June 30, 2007 was 1.58%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
CLASS A SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Pennsylvania
Tax Exempt Money Market Fund                          2.97%    1.38%      2.20%
--------------------------------------------------------------------------------


FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ALLEGIANTFUNDS.COM. THE FUND'S YIELD ALSO APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES


See page 14 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT TAX EXEMPT MONEY MARKET FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

High current interest income exempt from federal income tax consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY

Investing in a portfolio of high quality short-term municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal income tax

PRINCIPAL RISKS

Interest rate risk, credit risk, stable NAV risk

TICKER SYMBOL

Class A      AERXX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in high quality, short-term money market instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities that pay interest exempt from federal income taxes ("municipal money market instruments"). However, Fund dividends will generally be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax, but is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 16, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

                                          ALLEGIANT TAX EXEMPT MONEY MARKET FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year. The performance table measures performance in terms of the average annual total returns of the Fund's Class A Shares. However, this Fund is managed for yield and not total return. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


      1997   1998   1999   2000   2001   2002   2003   2004   2005   2006
      --------------------------------------------------------------------
      3.27%  3.08%  2.80%  3.68%  2.37%  0.94%  0.50%  0.65%  1.85%  2.94%


                   Best Quarter        0.97%       (12/31/00)
                   Worst Quarter       0.08%        (9/30/03)


The Fund's year-to-date total return for Class A Shares through June 30, 2007 was 1.58%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
CLASS A SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Tax Exempt Money Market Fund                2.94%    1.37%      2.20%
--------------------------------------------------------------------------------


FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ALLEGIANTFUNDS.COM. THE FUND'S YIELD ALSO APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES


See page 14 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT TREASURY MONEY MARKET FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

High current income consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY

Investing in a portfolio of high quality short-term obligations of the U.S. Treasury designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS

Interest rate risk, stable NAV risk

TICKER SYMBOL

Class A      ATRXX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests exclusively in short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days' written notice before it would adopt a policy that would permit the Fund to invest less than 80% of its net assets plus any borrowings for investment purposes in such securities.

In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 16, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.


PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year. The performance table measures performance in terms of the average annual total returns of the Fund's Class A Shares. However, this Fund is managed for yield and not total return. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


      1997   1998   1999   2000   2001   2002   2003   2004   2005   2006
      --------------------------------------------------------------------
      4.81%  4.54%  4.18%  5.37%  3.37%  1.09%  0.40%  0.54%  2.29%  4.13%


                   Best Quarter        1.41%       (12/31/00)
                   Worst Quarter       0.07%        (6/30/04)


The Fund's year-to-date total return for Class A Shares through June 30, 2007 was 2.18%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
CLASS A SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Treasury
Money Market Fund                                     4.13%    1.68%      3.06%
--------------------------------------------------------------------------------


FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ALLEGIANTFUNDS.COM. THE FUND'S YIELD ALSO APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES


See page 14 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                          FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

---------------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
---------------------------------------------

                                                 GOVERNMENT                              OHIO MUNICIPAL
                                                MONEY MARKET                              MONEY MARKET
                                                    FUND          MONEY MARKET FUND           FUND

                                                  CLASS A        CLASS A      CLASS C       CLASS A
-------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                  None          None         None           None
-------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                 None          None         1.00%(1)       None
-------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                None          None         None           None
-------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                 None          None         None           None
-------------------------------------------------------------------------------------------------------
Exchange Fee                                       None          None         None           None
-------------------------------------------------------------------------------------------------------

---------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------

Investment Advisory Fees*                          0.30%         0.30%        0.30%          0.20%
-------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                          0.02%(2)      0.02%(2)     0.75%          0.02%(2)
-------------------------------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(3)                   0.25%         0.25%        0.25%          0.25%
-------------------------------------------------------------------------------------------------------

   Other                                           0.10%         0.10%        0.10%          0.10%
-------------------------------------------------------------------------------------------------------
Total Other Expenses                               0.35%         0.35%        0.35%          0.35%
-------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses*              0.67%         0.67%        1.40%          0.57%
-------------------------------------------------------------------------------------------------------

SEE PAGE 15 FOR ALL OTHER FOOTNOTES.

--------------------------------------------------------------------------------
* EXPENSES ARE BASED ON AMOUNTS INCURRED BY THE FUNDS DURING THEIR MOST RECENT FISCAL YEAR (ADJUSTED FOR CURRENT DISTRIBUTION (12b-1) FEES EXPECTED TO BE INCURRED) AND DO NOT REFLECT VOLUNTARY WAIVERS OF INVESTMENT ADVISORY FEES BY THE ADVISER. THESE VOLUNTARY WAIVERS ARE EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2008 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THESE WAIVERS, ACTUAL INVESTMENT ADVISORY FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE FISCAL YEAR ENDED MAY 31, 2007 WERE:


                                                    GOVERNMENT                                OHIO MUNICIPAL
                                                MONEY MARKET FUND     MONEY MARKET FUND     MONEY MARKET FUND

                                                     CLASS A         CLASS A     CLASS C         CLASS A
-------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                               0.25%          0.25%       0.25%           0.15%
-------------------------------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses                   0.62%          0.62%       1.35%           0.52%
-------------------------------------------------------------------------------------------------------------


---------------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
---------------------------------------------

                                                PENNSYLVANIA TAX                        TREASURY
                                                  EXEMPT MONEY     TAX EXEMPT MONEY   MONEY MARKET
                                                  MARKET FUND         MARKET FUND         FUND

                                                    CLASS A             CLASS A         CLASS A
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                      None               None            None
--------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                     None               None            None
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                    None               None            None
--------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                     None               None            None
--------------------------------------------------------------------------------------------------
Exchange Fee                                           None               None            None
--------------------------------------------------------------------------------------------------

---------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------

Investment Advisory Fees*                              0.20%              0.20%           0.30%
--------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(2)                           0.02%              0.02%           0.02%
--------------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(3)                       0.25%              0.25%           0.25%
--------------------------------------------------------------------------------------------------

   Other                                               0.11%              0.10%           0.12%
--------------------------------------------------------------------------------------------------
Total Other Expenses                                   0.36%              0.35%           0.37%
--------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses*                  0.58%              0.57%           0.69%
--------------------------------------------------------------------------------------------------

SEE PAGE 15 FOR ALL OTHER FOOTNOTES.

--------------------------------------------------------------------------------
* EXPENSES ARE BASED ON AMOUNTS INCURRED BY THE FUNDS DURING THEIR MOST RECENT FISCAL YEAR (ADJUSTED FOR CURRENT DISTRIBUTION (12b-1) FEES EXPECTED TO BE INCURRED) AND DO NOT REFLECT VOLUNTARY WAIVERS OF INVESTMENT ADVISORY FEES BY THE ADVISER. THESE VOLUNTARY WAIVERS ARE EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2008 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THESE WAIVERS, ACTUAL INVESTMENT ADVISORY FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE FISCAL YEAR ENDED MAY 31, 2007 WERE:


                                                PENNSYLVANIA TAX                        TREASURY
                                                  EXEMPT MONEY     TAX EXEMPT MONEY   MONEY MARKET
                                                   MARKET FUND        MARKET FUND         FUND

                                                     CLASS A            CLASS A          CLASS A
--------------------------------------------------------------------------------------------------
Investment Advisory Fees                              0.15%              0.15%            0.25%
--------------------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses                  0.53%              0.52%            0.64%
--------------------------------------------------------------------------------------------------


(1) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(2) Distribution (12b-1) Fees have been restated to reflect current fees expected to be incurred by each Fund's Class A Shares during the current fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than the Distribution (12b-1) Fees stated in the tables above during the current fiscal year.

(3) Certain financial institutions may provide administrative services to their customers who own Class A or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution and Shareholder Services Plan."


--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in each of the Funds (without any applicable waivers) with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in Class A or Class C Shares of a Fund for the time periods indicated and that you redeem your shares at the end of those periods.

The Examples also assume that your investment has a 5% return each year, Fund expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be different, your approximate costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------

GOVERNMENT MONEY
MARKET FUND
   Class A Shares                          $   63   $   199   $   346   $    774
--------------------------------------------------------------------------------
MONEY MARKET FUND
   Class A Shares                          $   63   $   199   $   346   $    774
   Class C Shares(1)                       $  237   $   428   $   739   $  1,624
   Class C Shares(2)                       $  137   $   428   $   739   $  1,624
--------------------------------------------------------------------------------
OHIO MUNICIPAL MONEY
MARKET FUND
   Class A Shares                          $   53   $   167   $   291   $    653
--------------------------------------------------------------------------------
PENNSYLVANIA TAX EXEMPT
MONEY MARKET FUND
   Class A Shares                          $   54   $   170   $   296   $    665
--------------------------------------------------------------------------------
TAX EXEMPT MONEY
MARKET FUND
   Class A Shares                          $   53   $   167   $   291   $    653
--------------------------------------------------------------------------------
TREASURY MONEY
MARKET FUND
   Class A Shares                          $   65   $   205   $   357   $    798
--------------------------------------------------------------------------------


(1)   IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD.

(2)   IF YOU DO NOT REDEEM YOUR SHARES AT THE END OF THE PERIOD.

MORE INFORMATION ABOUT PRINCIPAL RISKS

---------------------------------------------------------------------------------------------------------
                                                  Counter-            Interest   Single   Stable
                                                   Party     Credit     Rate      State     NAV      Tax
                                                    Risk      Risk      Risk      Risk     Risk     Risk
---------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS
---------------------------------------------------------------------------------------------------------
   Government Money Market Fund                      X         X          X                  X
---------------------------------------------------------------------------------------------------------
   Money Market Fund                                 X         X          X                  X
---------------------------------------------------------------------------------------------------------
   Ohio Municipal Money Market Fund                            X          X         X        X       X
---------------------------------------------------------------------------------------------------------
   Pennsylvania Tax Exempt Money Market Fund                   X          X         X        X       X
---------------------------------------------------------------------------------------------------------
   Tax Exempt Money Market Fund                                X          X                  X
---------------------------------------------------------------------------------------------------------
   Treasury Money Market Fund                                             X                  X
---------------------------------------------------------------------------------------------------------

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Funds invest only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, a Fund could lose money which might lower the Fund's performance. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal money market instruments. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of a Fund's securities.

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates. For example, a Fund's yield will tend to be higher when interest rates fall.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in a single state makes the Fund susceptible to economic, political and regulatory events that affect that specific state.

STABLE NAV RISK. A Fund's ability to maintain a $1.00 per share NAV at all times could be affected by a sharp rise in interest rates causing the value of a Fund's investments and its share price to drop, a drop in interest rates that reduces the Fund's yield or the downgrading or default of any of the Fund's holdings.

TAX RISK. The Kentucky Supreme Court has held that state tax laws cannot discriminate against other states' municipal securities, and the U.S. Supreme Court has granted a petition to review that decision. If the U.S. Supreme Court affirms the Kentucky court's holding, such a decision could adversely affect state tax exemptions for municipal bond interest and the market for single-state municipal bond funds, such as the Pennsylvania Tax Exempt Money Market Fund and the Ohio Municipal Money Market Fund.


For additional information about risks, see "More Information About Principal Investment Strategies" in Appendix A.

INVESTMENT ADVISER AND INVESTMENT TEAMS


Allegiant Asset Management Company, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the investment adviser to the Funds. As of June 30, 2007, the Adviser had approximately $30 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board of Trustees of Allegiant supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.


The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal year ended May 31, 2007.

                                                                                        ADVISORY FEES PAID AS A
                                                                                       PERCENTAGE OF AVERAGE NET
                                                                                      ASSETS FOR THE FISCAL YEAR
FUND NAME                                               MANAGEMENT TEAM                   ENDED MAY 31, 2007
----------------------------------------------------------------------------------------------------------------

Government Money Market Fund                Taxable Money Market Management Team                0.25%
----------------------------------------------------------------------------------------------------------------
Money Market Fund                           Taxable Money Market Management Team                0.25%
----------------------------------------------------------------------------------------------------------------
Ohio Municipal Money Market Fund            Tax Exempt Money Market Management Team             0.15%
----------------------------------------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money Market Fund   Tax Exempt Money Market Management Team             0.15%
----------------------------------------------------------------------------------------------------------------
Tax Exempt Money Market Fund                Tax Exempt Money Market Management Team             0.15%
----------------------------------------------------------------------------------------------------------------
Treasury Money Market Fund                  Taxable Money Market Management Team                0.25%
----------------------------------------------------------------------------------------------------------------


A discussion regarding the basis for the Board's approval of the Funds' advisory agreement is available in the semi-annual report to shareholders for the period ended November 30, 2006.

PURCHASING, EXCHANGING AND REDEEMING FUND SHARES

This section tells you how to purchase, exchange and redeem Class A Shares and Class C Shares of the Funds. The Funds may accept or reject any purchase order.

Class A Shares and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

      CLASS A SHARES (ALL FUNDS)

      o     NO FRONT-END SALES CHARGE

      o     12b-1 FEES UP TO 0.10% OF NET ASSETS

      o     SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

      o     $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT


      o     DOES NOT CONVERT TO ANY OTHER SHARE CLASS


      o     $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class A Shares are for individuals, corporate investors and retirement plans.

      CLASS C SHARES (MONEY MARKET FUND ONLY)

      o EXCHANGE ONLY FROM AN ALLEGIANT NON-MONEY MARKET FUND OR ARRANGE FOR A SYSTEMATIC EXCHANGE PROGRAM (OR INITIAL PURCHASE THROUGH RETIREMENT PLANS)

      o     NO FRONT-END SALES CHARGE

      o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE) (NOT APPLICABLE TO INITIAL PURCHASES BY RETIREMENT PLANS)

      o     12b-1 FEES UP TO 0.75% OF NET ASSETS

      o     SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

      o     $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT

      o     DOES NOT CONVERT TO ANY OTHER SHARE CLASS

      o     $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class C Shares are intended for individual investors and retirement plans.


For investors purchasing Class A or Class C shares through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" on page 21. For information on how to open an account and set up procedures for placing transactions call 1-800-622-FUND (3863).

Class C Shares of the Allegiant Money Market Fund are also available via an exchange from Class C Shares of another Fund of Allegiant. You may purchase Class C Shares of the Allegiant Money Market Fund as part of your initial investment only through a retirement plan or if you are participating in a Systematic Exchange Program (see page 22).

The Adviser and its affiliates currently make payments from their own resources to financial intermediaries that generate purchase orders. These payments are separate from any 12b-1 fees or shareholder service fees paid by the Funds to those financial intermediaries. The Adviser and its affiliates also participate in certain arrangements whereby the Adviser or its affiliates may pay from their own resources financial intermediaries for inclusion of the Funds on certain preferred sales lists or other similar programs intended to generate fund sales. In some cases, these payments may create an incentive for a financial intermediary to recommend sales of fund shares. The Adviser or its affiliates may discontinue these payments at any time. Please see the Statement of Additional Information for more information on these payments and the programs described above.

The Adviser will monitor each Fund's asset size and, subject to approval by Allegiant's Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

HOW TO PURCHASE AND EXCHANGE FUND SHARES

                         NEW ACCOUNT SET UP                                        ADDING TO AN EXISTING ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
BY MAIL                  o  Complete and sign an application. Applications may     o  Provide purchase instructions with the fund
                            be requested by calling 1-800-622-FUND (3863) or          name, share class, your account number and
                            may be downloaded from our website at                     account registration information.
                            www.allegiantfunds.com.
                                                                                   o  Make your check payable to "Allegiant Funds
                         o  Make your check payable to "Allegiant Funds (Fund         (Fund name)." Allegiant cannot accept
                            name)." Allegiant cannot accept third-party checks,       third-party checks, starter checks, credit
                            starter checks, credit cards, credit card checks,         cards, credit card checks, cash or cash
                            cash or cash equivalents (i.e., cashier's check,          equivalents (i.e., cashier's check, bank
                            bank draft, money order or travelers' check).             draft, money order or travelers' check).

                         o  Mail the completed and signed account application      o  Mail the instructions and the check to one of
                            and your check to:                                        the two mailing addresses provided.

                                  Allegiant Funds
                                  c/o PFPC Inc.
                                  P.O. Box 9795
                                  Providence, RI 02940-9795

                               OVERNIGHT DELIVERY TO:

                                  Allegiant Funds
                                  c/o PFPC Inc.
                                  101 Sabin Street
                                  Pawtucket, RI 02860-1427
-----------------------------------------------------------------------------------------------------------------------------------

ONLINE                   o  Visit our site and click on "Account Access." Or       o  You may place your purchase order on our
WWW.ALLEGIANTFUNDS.COM      log on to our online Forms Center to print or             website using your established banking
                            complete an application online. Mail the                  instructions for payment. To authorize this
                            application to the address above.                         service, please complete an Account
                                                                                      Maintenance Form or call 1-800-622-FUND
                         o  Unless you arrange to pay by wire or ACH, write           (3863).
                            your check, payable in U.S. dollars, to "Allegiant
                            Funds (Fund name)." Allegiant cannot accept
                            third-party checks, starter checks, credit cards,
                            credit card checks, cash or cash equivalents (i.e.,
                            cashier's check, bank draft, money order or
                            travelers' check).
-----------------------------------------------------------------------------------------------------------------------------------

                         NEW ACCOUNT SET UP                                        ADDING TO AN EXISTING ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE WITH        o  Call Investor Services at 1-800-622-FUND (3863) to     o  If you previously selected the telephone
WIRE TRANSFER               set up an account number and to receive a wire            purchases option for your account, call
                            control number to be included in the body of the          Investor Services at 1-800-622-FUND (3863)
                            wire.                                                     to purchase additional shares.

                         o  Ask your bank to transmit immediately available        o  If your bank account information is on file,
                            funds by wire. Your bank may charge you a wiring          you can request purchases through federal
                            fee for this service.                                     funds wire or electronic transfer through
                                                                                      the Automated Clearing House.
                         o  Wiring instructions are as follows:
                                                                                   o  To add telephone purchases option to your
                                  PNC Bank, N.A.                                      account, please complete an Account
                                  Philadelphia, PA                                    Maintenance Form or call Investor Services.
                                  ABA # 031000053
                                  DDA# 8611711342
                                  For credit to the Allegiant Funds
                                  Further credit (your name and fund
                                  account number)
                                  Confirmation or order number
                                  (if applicable)


                         o Complete and sign the account application and mail to:

                                  Allegiant Funds
                                  c/o PFPC Inc.
                                  P.O. Box 9795
                                  Providence, RI 02940-9795

                               OVERNIGHT DELIVERY TO:

                                  Allegiant Funds
                                  c/o PFPC Inc.
                                  101 Sabin Street
                                  Pawtucket, RI 02860-1427

-----------------------------------------------------------------------------------------------------------------------------------

                         NEW ACCOUNT SET UP                                        ADDING TO AN EXISTING ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------

BY TELEPHONE WITH ACH    o  Call Investor Services at 1-800-622-FUND (3863) to     o  If you previously selected the telephone
                            set up an account and obtain an account number.           purchases option for your account, call
                                                                                      Investor Services at 1-800-622-FUND (3863) to
                         o  Ask your bank to transmit immediately available           purchase additional shares.
                            funds.
                                                                                   o  If your bank account information is on file,
                         o  Complete and sign the account application and mail        you can request purchases through federal
                            to:                                                       funds wire or electronic transfer through the
                                                                                      Automated Clearing House.
                                  Allegiant Funds
                                  c/o PFPC Inc.                                    o  To add telephone purchases option to your
                                  P.O. Box 9795                                       account, please complete an Account
                                  Providence, RI 02940-9795                           Maintenance Form or call Investor Services.

                               OVERNIGHT DELIVERY TO:

                                  Allegiant Funds
                                  c/o PFPC Inc.
                                  101 Sabin Street
                                  Pawtucket, RI 02860-1427
-----------------------------------------------------------------------------------------------------------------------------------
PLANNED INVESTMENT       o  With a $50 minimum initial investment, you may         o  With current account information on your
PROGRAM (SYSTEMATIC         purchase Class A or Class C Shares automatically          account, participation in the program can be
INVESTING)                  through regular deductions from your regular              arranged via the Internet or by calling
                            checking or savings bank account in amounts of at         1-800-622-FUND (3863).
                            least $50 per month per account.
                                                                                   o  For existing accounts, without bank account
                         o  You may arrange for participation in this program         information, participation can be arranged by
                            when a new account is established.                        completing an Account Maintenance Form with
                                                                                      banking information. This form must include a
                                                                                      signature guarantee by a bank or other
                                                                                      financial institution.
-----------------------------------------------------------------------------------------------------------------------------------
BY EXCHANGE              o  You may exchange your shares of a Fund for the same    o  If you previously selected the telephone
                            class of shares of another Allegiant Fund.                exchange option for your account, call
                                                                                      Investor Services at 1-800-622-FUND (3863) to
                         o  Call with your account name, number, and amount of        exchange your shares.
                            exchange into an existing account (minimum amount is
                            $500).                                                 o  To authorize exchanges to your account,
                                                                                      please complete an Account Maintenance Form
                         o  You may exchange your shares on any Business Day.         or call Investor Services.
                            The deadline for submitting same day exchange orders
                            to Allegiant's transfer agent is 4:00 p.m. Eastern
                            time.
-----------------------------------------------------------------------------------------------------------------------------------

                         NEW ACCOUNT SET UP                                     ADDING TO AN EXISTING ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
SYSTEMATIC EXCHANGE      o  You may exchange shares of an Allegiant Money       o  Because purchases of Class A Shares of Funds may
PROGRAM                     Market Fund for any other Allegiant Fund of the        be subject to an initial sales charge, it may be
                            same class automatically, at periodic intervals.       beneficial for you to execute a Letter of Intent
                            If you would like to enter a program concerning        indicating an intent to purchase Class A Shares
                            Class C Shares, you must exchange them within          in connection with this program.
                            either six or twelve months from the date of
                            purchase. The minimum exchange amount is $50.       o  You may arrange for participation in this
                                                                                   program via the Internet at
                                                                                   www.allegiantfunds.com, by calling
                                                                                   1-800-622-FUND (3863) or by completing an
                                                                                   account application.
-----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL INTERMEDIARY   o  Contact your financial consultant, financial intermediary or institution to transact initial purchases or additional purchases of shares of Allegiant Funds. Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to
                            Allegiant on time.


                         o  Allegiant may authorize certain financial intermediaries to receive, on behalf of Allegiant, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to receive such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is received by the financial intermediary on a Business Day (as defined below), and the order will be priced at the Fund's net asset value (NAV) per share next determined after such receipt by the financial intermediary, adjusted for any applicable sales charge.

                         o  Your financial consultant, financial intermediary or institution may set different minimum initial and additional investment requirements and may charge a fee for its services.
-----------------------------------------------------------------------------------------------------------------------------------


NOTE: IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM YOUR DATE OF PURCHASE).


WHEN YOU EXCHANGE SHARES, YOU ARE REALLY SELLING YOUR SHARES, WHICH MAY SUBJECT YOU TO TAX, AND BUYING OTHER FUND SHARES. YOUR SALE PRICE AND PURCHASE PRICE WILL BE BASED ON THE NAVS NEXT CALCULATED AFTER A FUND RECEIVES YOUR EXCHANGE REQUEST.


HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.


In calculating NAV for the money market funds, a Fund generally values its investment portfolio using the amortized cost method, which is described in the Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund will value its portfolio at market price or fair value prices will be determined in good faith by the Fund accountant and Adviser using methods approved by the Board of Trustees.


The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

GENERAL INFORMATION REGARDING PURCHASES

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Allegiant may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders. A Fund seeks to make these decisions to the best of its abilities in a manner that it believes is consistent with shareholder interests. A Fund may reject, cancel or revoke the purchase on the following Business Day, or as soon thereafter as possible.

The price per share (the offering price) will be the NAV next determined after a Fund or an authorized financial intermediary receives your purchase order in proper form. The following table shows when the daily NAV is calculated for each of the Funds and the deadline for submitting a purchase order to the Transfer Agent in order to receive the current Business Day's NAV:

                                                       DEADLINE FOR SUBMITTING
                                                       PURCHASE ORDERS TO THE
                          TIME OF NAV                  TRANSFER AGENT TO RECEIVE
                          CALCULATION                  THE CURRENT DAY'S NAV
--------------------------------------------------------------------------------
Money Market Fund         ONCE DAILY                   3:30 p.m. Eastern time

Government Money          4:00 p.m. Eastern time
   Market Fund            (or close of trading on the
                          NYSE)
--------------------------------------------------------------------------------
Ohio Municipal
   Money Market Fund      TWICE DAILY                  11:45 a.m. Eastern time
Pennsylvania Tax Exempt   1:00 p.m. Eastern
   Money Market Fund      time and 4:00 p.m.
Tax Exempt Money          Eastern time (or close
   Market Fund            of trading on the
Treasury Money            NYSE)
   Market Fund
--------------------------------------------------------------------------------

To be eligible to receive dividends declared on the day you submit your purchase order, a Fund generally must receive your order by the above listed deadlines and immediately available funds before 3:30 p.m. Eastern time that day.


NAV is not calculated on holidays when the NYSE is closed for trading. The Funds may advance the final time by which orders to buy or sell shares must be received by the transfer agent on those days that the Bond Market Association has recommended that the bond markets close early.

Certain shareholders may also purchase shares of the Allegiant Advantage Institutional Money Market Fund ("Advantage Fund," and together with the Funds, the "Fund Complex"), an investment portfolio of another registered investment company for whom the Adviser provides investment advisory services. The Advantage Fund's minimum initial investment is $5 million. There is no minimum subsequent investment. The Advantage Fund, at its discretion, may reduce the minimum initial investment for specific shareholders whose aggregate relationship with the Fund Complex is substantially equivalent to the $5 million minimum and warrants this reduction. The minimum initial investment also may be waived if the investor has, in the opinion of the Advantage Fund, adequate intent and availability of assets to reach a future level of investment at $5 million in the Fund Complex. Please see an Advantage Fund prospectus for more information.


GENERAL INFORMATION REGARDING EXCHANGES

Short-term trading in other Allegiant Funds creates transaction costs that are borne by all shareholders in those Funds and disrupts the orderly management of the Funds' portfolio investments. The Board of Trustees of Allegiant has adopted procedures that impose limits on such exchanges to discourage excessive short-term trading by shareholders.

If you are exchanging into or out of an Allegiant non-money market fund, the general trading limits on those Funds limit shareholders to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. Please refer to the prospectus for the relevant fund for more information on Allegiant's short-term trading policies and procedures for those funds.


There is no guarantee that Allegiant or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of Allegiant and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.


Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' written notice before any material change to the exchange privilege is made.

CLASS A SHARES


You may exchange Class A Shares of any Allegiant Fund for Class A Shares of any other Allegiant Fund. If you exchange shares that you purchased without a sales charge into an Allegiant Fund with a sales charge, that exchange is subject to the sales charge applicable to the new Fund. If you exchange shares into an Allegiant Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.


CLASS C SHARES

You may exchange Class C Shares of any Allegiant Fund for Class C Shares of any other Allegiant Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES


Class C Shares of the Allegiant Money Market Fund are available only through an exchange from a non-money market fund offered by Allegiant or when participating in the Systematic Exchange Program (or for purchases by retirement plans). You do not pay a sales charge when you purchase Class C Shares of the Allegiant Money Market Fund in an exchange. The offering price of Class C Shares is simply the next calculated NAV. But if you redeem your Class C Shares (other than those purchased through a retirement plan) within 18 months after your purchase, you will pay a contingent deferred sales charge of 1.00% for Class C Shares on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request.

The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges of the same Class of Shares of another Allegiant Fund. There is no conversion feature for Class C Shares.

When an investor redeems shares, they are redeemed first from those shares that are not subject to the contingent deferred sales charge (i.e., shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the shares that have been held the longest.


The contingent deferred sales charge will be waived if you redeem your Class C Shares for the following reasons:

o     redemptions following the death or disability of a shareholder;

o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

o     redemptions by a settlor of a living trust;

o redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

o     return of excess contributions;

o redemptions following the death or disability of both shareholders in the case of joint accounts;


o     exchanges of Class C Shares for Class C Shares of another Allegiant Fund;


o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

o exchange of Class C Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

o redemptions by participants in a qualified plan who transfer funds from an Allegiant Fund to a non-Allegiant fund available through the plan.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy Class A Shares or Class C Shares. When you buy Class A Shares, your securities dealer is also paid a servicing fee immediately and as long as you hold your shares. When you buy Class C Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

For more information on sales charges, please visit Allegiant's website at www.allegiantfunds.com. The website includes information on sales charges, free of charge and in a clear and prominent format (click on "Funds," click on "Sales Charges and Breakpoints," and then click on "Allegiant Funds' Sales Charges," "click here" or "prospectuses").

HOW TO REDEEM YOUR FUND SHARES

Shareholders may redeem shares by following the procedures described below.

------------------------------------------------------------------------------------------------------------------------------------
ONLINE                       The minimum amount for Internet redemptions is $100. You may also arrange for participation is a
WWW.ALLEGIANTFUNDS.COM       Systematic Withdrawal Plan (see below for more information). To authorize a Systematic Withdrawal Plan, please complete an Account Maintenance Form or call 1-800-622-FUND (3863).

------------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE                 Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions
1-800-622-FUND (3863)        will be sent to the shareholder's address or bank account on record.

------------------------------------------------------------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWAL PLAN   If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class C Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your bank account. Participation in this program can be arranged when completing an account application or an Account Maintenance Form, available on www.allegiantfunds.com, or by calling
                             1-800-622-FUND (3863).

------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY       Contact your financial consultant, financial intermediary or institution to redeem your shares. Your financial consultant, financial intermediary or institution may charge a fee for its services, in addition to the fees charged by the Fund.
------------------------------------------------------------------------------------------------------------------------------------


SIGNATURE GUARANTEE


The use of a signature guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities and is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors. These include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the signature guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is

NOT an acceptable substitute for a Medallion Signature Guarantee, nor can we accept a comparison signature guarantee, a handwritten signature guarantee, or a non-Medallion Signature Guarantee stamp.


RECEIVING YOUR MONEY


If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to redeem $100,000 or more of your shares, please notify Allegiant in writing and include a Medallion Signature Guarantee from a bank or other financial institution (see "Signature Guarantee" above).

Redemption requests received in good order by the Fund will be processed at the next NAV determined, less any applicable contingent deferred sales charge, after the Fund receives your request. See "Contingent Deferred Sales Charges" for information concerning the application of contingent deferred sales charges.


Normally, we will send your redemption proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information about your redemption request. Your proceeds can be wired to your bank account or sent to you by check. Allegiant does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM YOUR DATE OF PURCHASE).

IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 30 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

CHECK WRITING AVAILABLE TO CLASS A SHARES

To apply for check writing privileges on your investment in Class A Shares of any Allegiant money market fund, complete the appropriate section and the signature card in the account application. Upon receipt of your signature card, you will be sent checks for your account. The minimum amount for a check written from your account is $100.

However, your account cannot be closed by writing a check. You will receive daily dividends declared on the shares to be redeemed up to the day that a check is presented for payment. Allegiant will give you at least 30 days written notice before modifying or terminating your check writing privilege.

INVOLUNTARY REDEMPTION OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to redeem your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO REDEEM YOUR SHARES

Allegiant may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission ("SEC");

(b)   the NYSE is closed for other than customary weekend and holiday closings;

(c)   the SEC has by order permitted the Fund's suspension; or

(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by Allegiant of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Allegiant to determine the fair market value of its net assets.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, exchanging and redeeming Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Allegiant has certain safeguards and procedures to confirm the authenticity of instructions, Allegiant is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Allegiant over the telephone or via the Internet, you will generally bear the risk of any loss, provided Allegiant has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Allegiant to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Allegiant. To the extent permitted by applicable law, Allegiant reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS


Each Fund has adopted a distribution plan with respect to Class A Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows each Fund to pay distribution fees for the sale and distribution of its shares.

The Money Market Fund has adopted a separate distribution plan with respect to Class C Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allow each Fund to pay distribution fees for the sale and distribution of its shares.


Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.


Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class A Shares. However, actual distribution fees for Class A Shares are expected to be no more than 0.02% with respect to each Fund. Distribution fees for Class C Shares of the Money Market Fund, as a percentage of average daily net assets, are 0.75%.


Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A Shares or Class C Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A or Class C Shares for these shareholder services.

The Funds' underwriter may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the underwriter from any sales charge it receives or from any other source available to it. Under any such program, the underwriter may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS


Each Fund accrues its income daily and distributes it monthly. Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.allegiantfunds.com, or by notifying Allegiant in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after Allegiant receives your written notice.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its net taxable investment income. Fund distributions (other than exempt-interest dividends discussed below) will generally be taxable to you as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares.

IRAS AND OTHER TAX-QUALIFIED PLANS

One major exception to the foregoing tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

TAX EXEMPT MONEY MARKET FUNDS

The Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund (the "Tax Exempt Funds") anticipate that substantially all of their distributions will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as distributions that are derived from occasional taxable investments or from capital gains, if any. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Exempt Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

BACKUP WITHHOLDING


A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current withholding rate is 28%.

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS


For distributions attributable to the Funds' current taxable year ending on May 31, 2008, nonresident aliens, foreign corporations and other foreign investors in a Fund will generally be exempt from U.S. federal income tax on Fund distributions attributable to U.S.-source interest income and capital gains of a Fund. Tax may apply to such capital gain distributions, however, if the recipient's investment in a Fund is connected to a trade or business of the recipient in the United States or if the recipient is present in the United States for 183 days or more in a year and certain other conditions are met. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.

In subsequent taxable years, the exemption of foreign investors from U.S. federal income tax on Fund distributions attributable to U.S.-source interest income and short-term capital gains will be unavailable, but distributions attributable to long-term capital gains will continue to be exempt.


STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Pennsylvania Tax Exempt Money Market Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Ohio Municipal Money Market Fund intends to distribute income that is exempt from Ohio personal income taxes.

You should consult your tax adviser regarding the tax status of distributions in your state and locality.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                   APPENDIX A

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. The Funds' Statement of Additional Information contains more information about the particular types of securities in which the Funds invest.


Each Fund publishes on the Funds' website (www.allegiantfunds.com) its complete portfolio holdings as of the end of each fiscal quarter. Such publication is subject to a fifteen-day calendar lag between the date of the information and the date on which the information is disclosed. In addition, each Fund publishes on the Funds' website portfolio holdings information as of each month-end. Such publication is subject to a fifteen business day lag between the date of the information and the date on which the information is disclosed. This information will be available on the Funds' website until the date on which a Fund files its next quarterly portfolio holdings report with the SEC on Form N-CSR or Form N-Q. For more information on the Funds' policies and procedures with respect to the disclosure of portfolio securities, see the Statement of Additional Information, which is available, free of charge, on the Funds' website. The following chart indicates the specific investments in which each Fund primarily invests.


---------------------------------------------------------------------------------------------------------------
                                                            Eurodollar
                                             Fixed Income   and Yankee    Government   Repurchase   Municipal
                                              Securities    Obligations   Securities   Agreements   Securities
---------------------------------------------------------------------------------------------------------------
Allegiant Government Money Market Fund            X                           X            X
---------------------------------------------------------------------------------------------------------------
Allegiant Money Market Fund                       X              X            X            X
---------------------------------------------------------------------------------------------------------------
Allegiant Ohio Municipal Money Market Fund        X                                                     X
---------------------------------------------------------------------------------------------------------------
Allegiant Pennsylvania Tax Exempt Money
Market Fund                                       X                                                     X
---------------------------------------------------------------------------------------------------------------
Allegiant Tax Exempt Money Market Fund            X                                                     X
---------------------------------------------------------------------------------------------------------------
Allegiant Treasury Money Market Fund              X                           X
---------------------------------------------------------------------------------------------------------------

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

EURODOLLAR AND YANKEE OBLIGATIONS

The Money Market Fund may also invest in Eurodollar and Yankee obligations, which include, but are not limited to, certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks.

Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as those of U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the chance that a foreign government will not let U.S. dollar-denominated assets leave the country, the chance that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and the chance that adverse political or economic developments will affect investments in a foreign country. Before the Adviser selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as those for the issuers of domestic securities.

GOVERNMENT SECURITIES

Government Securities are securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

REPURCHASE AGREEMENTS

Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

MUNICIPAL SECURITIES

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

MORE INFORMATION ABOUT FUND INVESTMENTS

Additional investment policies are described in this section. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. See the Statement of Additional Information for more detail on the investments and strategies used by the Funds.

TEMPORARY INVESTMENTS

To the extent not inconsistent with a Fund's other investment policies, a Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities may temporarily deviate from such policy in limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement. Each Fund may hold cash pending investment and may hold up to 100% of its assets in cash for temporary defensive purposes.

CASH MANAGEMENT

Pursuant to SEC rules, the mutual funds offered by Allegiant Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by the Trust and the Allegiant Advantage Fund, a separate investment company affiliated with the Trust.

                                   APPENDIX B

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about each Fund. This information is intended to help you understand each Fund's financial performance for the past five years. All per share information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned on an investment in a Fund, assuming you reinvested all of your dividends and distributions.


The financial highlights have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2007 and is incorporated by reference into the Statement of Additional Information.


You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31

                  NET ASSET                   REALIZED       DIVIDENDS
                    VALUE,        NET        GAIN (LOSS)     FROM NET      NET ASSET
                  BEGINNING    INVESTMENT        ON         INVESTMENT    VALUE, END    TOTAL
                   OF YEAR      INCOME+      INVESTMENTS      INCOME       OF YEAR      RETURN
----------------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
----------------------------------------------------------------------------------------------
CLASS A
2007                $1.00        $0.05          $--*          $(0.05)       $1.00        4.75%
2006                 1.00         0.03           --            (0.03)        1.00        3.43
2005                 1.00         0.01           --            (0.01)        1.00        1.33
2004                 1.00           --*          --               --*        1.00        0.40
2003                 1.00         0.01           --            (0.01)        1.00        0.89
----------------------------------------------------------------------------------------------
MONEY MARKET FUND
----------------------------------------------------------------------------------------------
CLASS A
2007                $1.00        $0.05          $--*          $(0.05)       $1.00        4.82%
2006                 1.00         0.03           --            (0.03)        1.00        3.49
2005(1)              1.00         0.01           --            (0.01)        1.00        1.37
2004                 1.00           --*          --               --*        1.00        0.43
2003                 1.00         0.01           --            (0.01)        1.00        0.94
CLASS C
2007                $1.00        $0.04          $--*          $(0.04)       $1.00        4.07%
2006                 1.00         0.03           --            (0.03)        1.00        2.76
2005(1)              1.00         0.01           --            (0.01)        1.00        0.94
2004                 1.00           --*          --               --*        1.00        0.42
2003                 1.00         0.01           --            (0.01)        1.00        0.60

                                                 RATIO        RATIO OF        RATIO OF NET
                                                 OF NET        EXPENSES     INVESTMENT INCOME/
                                  RATIO OF     INVESTMENT    TO AVERAGE    (LOSS) TO AVERAGE
                  NET ASSETS      EXPENSES       INCOME      NET ASSETS       NET ASSETS
                    END OF       TO AVERAGE    TO AVERAGE    (BEFORE FEE      (BEFORE FEE
                  YEAR (000)     NET ASSETS    NET ASSETS     WAIVERS)          WAIVERS)
----------------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
----------------------------------------------------------------------------------------------
CLASS A
2007              $   339,913       0.62%         4.65%         0.67%             4.60%
2006                  391,159       0.66          3.36          0.74              3.28
2005                  441,606       0.69          1.18          0.79              1.08
2004                  388,023       0.67          0.40          0.77              0.30
2003                  593,867       0.66          0.91          0.76              0.81
----------------------------------------------------------------------------------------------
MONEY MARKET FUND
----------------------------------------------------------------------------------------------
CLASS A
2007              $   902,964       0.62%         4.73%         0.67%             4.68%
2006                  749,629       0.66          3.40          0.74              3.32
2005(1)               734,047       0.67          1.32          0.77              1.22
2004                  902,676       0.68          0.43          0.78              0.33
2003                1,097,776       0.65          0.94          0.75              0.84
CLASS C
2007              $       107       1.35%         4.00%         1.40%             3.95%
2006                      107       1.37          2.69          1.45              2.61
2005(1)                   685       1.09          0.90          1.49              0.50
2004                      671       0.68          0.43          1.48             (0.37)
2003                    1,283       0.95          0.64          1.46              0.13

+     PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

*     AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE.

(1) CAPITAL INFUSIONS IN JUNE AND JULY OF 2004 RESULTED IN A $0.003 AND $0.000 EFFECT TO THE NET ASSET VALUE PER SHARE OF CLASS A AND CLASS C, RESPECTIVELY, FOR THE YEAR ENDED MAY 31, 2005 AND HAD NO EFFECT ON THE TOTAL RETURN OF THE FUND.

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31

                  NET ASSET                    REALIZED      DIVIDENDS
                    VALUE,        NET        GAIN (LOSS)     FROM NET     NET ASSET
                  BEGINNING    INVESTMENT         ON        INVESTMENT    VALUE, END    TOTAL
                   OF YEAR      INCOME+      INVESTMENTS      INCOME       OF YEAR      RETURN
-----------------------------------------------------------------------------------------------
OHIO MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------------------------
CLASS A
2007                $1.00        $0.03           $--         $(0.03)        $1.00       3.15%
2006                 1.00         0.02            --          (0.02)         1.00       2.32
2005                 1.00         0.01            --          (0.01)         1.00       1.12
2004                 1.00           --*           --             -- *        1.00       0.45
2003                 1.00         0.01            --          (0.01)         1.00       0.81
-----------------------------------------------------------------------------------------------
PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
-----------------------------------------------------------------------------------------------
CLASS A
2007                $1.00        $0.03           $--         $(0.03)        $1.00       3.14%
2006                 1.00         0.02            --          (0.02)         1.00       2.32
2005                 1.00         0.01            --          (0.01)         1.00       1.10
2004                 1.00           --*           --             -- *        1.00       0.43
2003                 1.00         0.01            --          (0.01)         1.00       0.82
-----------------------------------------------------------------------------------------------
TAX EXEMPT MONEY MARKET FUND
-----------------------------------------------------------------------------------------------
CLASS A
2007                $1.00        $0.03           $--*        $(0.03)        $1.00       3.15%
2006                 1.00         0.02            --          (0.02)         1.00       2.33
2005                 1.00         0.01            --          (0.01)         1.00       1.10
2004                 1.00           --*           --             -- *        1.00       0.43
2003                 1.00         0.01            --          (0.01)         1.00       0.79
-----------------------------------------------------------------------------------------------
TREASURY MONEY MARKET FUND
-----------------------------------------------------------------------------------------------
CLASS A
2007                $1.00        $0.04           $--*        $(0.04)        $1.00       4.43%
2006                 1.00         0.03            --          (0.03)         1.00       3.10
2005                 1.00         0.01            --          (0.01)         1.00       1.17
2004                 1.00           --*           --             -- *        1.00       0.29
2003                 1.00         0.01            --          (0.01)         1.00       0.82

                                                                   RATIO         RATIO OF NET
                                                RATIO OF NET    OF EXPENSES    INVESTMENT INCOME/
                                   RATIO OF      INVESTMENT     TO AVERAGE        TO AVERAGE
                    NET ASSETS     EXPENSES        INCOME       NET ASSETS        NET ASSETS
                      END OF      TO AVERAGE     TO AVERAGE     (BEFORE FEE       (BEFORE FEE
                    YEAR (000)    NET ASSETS     NET ASSETS      WAIVERS)           WAIVERS)
-------------------------------------------------------------------------------------------------
OHIO MUNICIPAL MONEY MARKET FUND
-------------------------------------------------------------------------------------------------
CLASS A
2007                 $ 90,158        0.52%          3.10%          0.57%             3.05%
2006                   55,993        0.56           2.30           0.70              2.16
2005                   55,348        0.58           1.15           0.78              0.95
2004                   48,535        0.59           0.45           0.79              0.25
2003                   52,040        0.57           0.80           0.77              0.60
-------------------------------------------------------------------------------------------------
PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
-------------------------------------------------------------------------------------------------
CLASS A
2007                 $ 59,534        0.53%          3.10%          0.58%             3.05%
2006                   42,149        0.57           2.30           0.74              2.13
2005                   39,357        0.59           1.08           0.84              0.83
2004                  104,046        0.59           0.44           0.84              0.19
2003                   88,615        0.55           0.81           0.80              0.56
-------------------------------------------------------------------------------------------------
TAX EXEMPT MONEY MARKET FUND
-------------------------------------------------------------------------------------------------
CLASS A
2007                 $201,946        0.52%          3.11%          0.57%             3.06%
2006                  165,891        0.56           2.30           0.70              2.16
2005                  137,814        0.58           1.10           0.78              0.90
2004                  222,193        0.58           0.43           0.78              0.23
2003                  267,874        0.56           0.78           0.76              0.58
-------------------------------------------------------------------------------------------------
TREASURY MONEY MARKET FUND
-------------------------------------------------------------------------------------------------
CLASS A
2007                 $  7,896        0.64%          4.34%          0.69%             4.29%
2006                   12,814        0.68           2.99           0.73              2.94
2005                   16,649        0.68           0.92           0.73              0.87
2004                   24,611        0.68           0.29           0.73              0.24
2003                   14,890        0.66           0.79           0.71              0.74

+     PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

*     AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE.

                               INVESTMENT ADVISER

                       Allegiant Asset Management Company
                          200 Public Square, 5th Floor
                              Cleveland, Ohio 44114


                                   UNDERWRITER


                       Professional Funds Distributor, LLC
                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406

                                  LEGAL COUNSEL

                           Drinker Biddle & Reath LLP
                                One Logan Square
                            18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

                            NOT A PART OF PROSPECTUS

                         ALLEGIANT FUNDS PRIVACY NOTICE

      The basis of each customer relationship at Allegiant Funds is built on trust. You have chosen to do business with Allegiant Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

      Allegiant Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

WHAT INFORMATION WE COLLECT

      "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

      We may collect nonpublic personal information about you from the following sources:

      o Information that you provide to us, such as on applications or other forms, or

      o     Information about your transactions with us

OUR SECURITY PROCEDURES

      To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

WHAT INFORMATION WE DISCLOSE

      Allegiant Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

      Allegiant Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

      We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as National City and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

ALLEGIANT FUNDS' PLEDGE TO YOU

      We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

                                      NOTES

                                      NOTES

                                      NOTES

                                                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------

ROBERT D. NEARY
CHAIRMAN

Retired Co-Chairman, Ernst & Young
Director:
      Commercial Metals Company

TIMOTHY L. SWANSON
PRESIDENT, CHIEF EXECUTIVE OFFICER AND
      CHIEF LEGAL OFFICER

Executive Vice President and Chief Investment
      Officer, National City Corporation

DOROTHY A. BERRY

President, Talon Industries, Inc.
Chairman and Director:
      Professionally Managed Portfolios

KELLEY J. BRENNAN

Retired Partner, PricewaterhouseCoopers LLP

JOHN F. DURKOTT

President and Chief Executive Officer,
      Kittle's Home Furnishings Center, Inc.

RICHARD W. FURST

Dean Emeritus and Garvice D. Kincaid Professor of
      Finance (Emeritus), Gatton College of Business and Economics, University of Kentucky

Director:

      Central Bank & Trust Co.
      Central Bancshares

GERALD L. GHERLEIN

Retired Executive Vice President and
      General Counsel, Eaton Corporation

DALE C. LAPORTE

Senior Vice President and General Counsel,
      Invacare Corp.

KATHLEEN A. OBERT

Chairman and Chief Executive Officer,
      Edward Howard & Co.

  Allegiant Funds Trustees also serve as Trustees of Allegiant Advantage Fund.


                                                     [ALLEGIANT LOGO OMITTED](R)

--------------------------------------------------------------------------------

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Allegiant Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.

TO OBTAIN MORE INFORMATION:
By Internet:
www.allegiantfunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
Allegiant Funds
c/o PFPC Inc.
P.O. Box 9795
Providence, RI 02940-9795

FROM THE SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Allegiant Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

The Allegiant Funds' Investment Company Act registration number is 811-4416

[ALLEGIANT LOGO OMITTED](R)


ALL-PS-020-1007


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        ALLEGIANT FUNDS PROSPECTUS
                                          I SHARES


                                   OCTOBER 1, 2007


                                MONEY MARKET FUNDS
                      Government Money Market Fund
                                 Money Market Fund
                  Ohio Municipal Money Market Fund
         Pennsylvania Tax Exempt Money Market Fund
                      Tax Exempt Money Market Fund
                        Treasury Money Market Fund

            THE SECURITIES AND EXCHANGE COMMISSION
  HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES   [ALLEGIANT LOGO OMITTED](R)
   OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL  THE DISCIPLINE OF INVESTING,
                                          OFFENSE.    A COMMITMENT TO RESULTS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTMENT ADVISER

ALLEGIANT ASSET MANAGEMENT COMPANY

ABOUT THIS PROSPECTUS


Allegiant Funds ("Allegiant") is a mutual fund family that offers different classes of shares in separate Funds. The Funds have individual investment objectives and strategies. This prospectus gives you important information that you should know about Class I Shares of the Allegiant Money Market Funds before investing. Allegiant also offers Class I Shares of Equity, Fixed Income and Tax Exempt Bond Funds in separate prospectuses. To obtain more information on Allegiant, visit www.allegiantfunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:


RISK/RETURN INFORMATION COMMON TO THE FUNDS .....................      1

ALLEGIANT GOVERNMENT MONEY MARKET FUND ..........................      2

ALLEGIANT MONEY MARKET FUND .....................................      4

ALLEGIANT OHIO MUNICIPAL MONEY MARKET FUND ......................      6

ALLEGIANT PENNSYLVANIA TAX EXEMPT
  MONEY MARKET FUND .............................................      8

ALLEGIANT TAX EXEMPT MONEY MARKET FUND ..........................     10

ALLEGIANT TREASURY MONEY MARKET FUND ............................     12

MORE INFORMATION ABOUT PRINCIPAL RISKS ..........................     15

INVESTMENT ADVISER AND INVESTMENT TEAMS .........................     16

PURCHASING, EXCHANGING AND REDEEMING
  FUND SHARES ...................................................     17

DISTRIBUTION PLAN ...............................................     24

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS .............     24

APPENDIX A

  MORE INFORMATION ABOUT PRINCIPAL
    INVESTMENT STRATEGIES .......................................    A-1

  MORE INFORMATION ABOUT FUND INVESTMENTS .......................    A-3

APPENDIX B

  FINANCIAL HIGHLIGHTS ..........................................    B-1

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, uses professional investment managers to invest in securities.

Each Fund has its own investment objective and strategies for reaching that goal. The investment objective of a Fund may be changed without a shareholder vote. Allegiant Asset Management Company (the "Adviser") manages the investments of each Fund. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its objective. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its objective. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

The Adviser evaluates the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate. No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

Although a money market fund seeks to maintain a constant price per share of $1.00, there is no guarantee that a money market fund will achieve this objective and it is possible that you may lose money by investing in a Fund.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency.

ALLEGIANT GOVERNMENT MONEY MARKET FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

High current income consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY


Investing in a portfolio of high quality short-term debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities and repurchase agreements related to such securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share


PRINCIPAL RISKS

Interest rate risk, credit risk, counterparty risk, stable NAV risk

TICKER SYMBOL

AGIXX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in short-term obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness, as well as securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) and maintains an average weighted maturity of 90 days or less.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 15, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.


PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance table measures performance in terms of the Fund's average annual total returns. However, this Fund is managed for yield and not total return. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


  1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
--------------------------------------------------------------------------------
 5.25%   5.15%   4.82%   6.11%   3.90%   1.46%   0.74%   0.93%   2.82%   4.71%


                    Best Quarter        1.58%     (12/31/00)
                    Worst Quarter       0.15%      (6/30/04)


The Fund's year-to-date total return for Class I Shares through June 30, 2007 was 2.47%.

                                          ALLEGIANT GOVERNMENT MONEY MARKET FUND

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
CLASS I SHARES                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Government
Money Market Fund                                   4.71%    2.12%      3.57%
--------------------------------------------------------------------------------


FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ALLEGIANTFUNDS.COM. THE FUND'S YIELD ALSO APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES


See page 13 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT MONEY MARKET FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

High current income consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY

Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS

Interest rate risk, credit risk, counterparty risk, stable NAV risk

TICKER SYMBOL

ARIXX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a variety of high quality, short-term U.S. dollar-denominated money market securities, including certificates of deposit, time deposits and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a sovereign debt rating in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has rated such debt, then by that NRSRO (or, if unrated, determined by the Adviser to be of comparable quality).

The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser. The Fund invests at least 95% of its total assets in securities rated in the highest rating category by one or more NRSROs or, if unrated, determined by the Adviser to be of comparable quality.

In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 15, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

                                                     ALLEGIANT MONEY MARKET FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance table measures performance in terms of the Fund's average annual total returns. However, this Fund is managed for yield and not total return. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


      1997   1998   1999    2000   2001   2002   2003   2004   2005   2006
     ---------------------------------------------------------------------
     5.32%  5.25%  4.92%   6.22%  3.91%  1.47%  0.78%  0.96%  2.88%  4.78%


                        Best Quarter    1.60%    (9/30/00)
                        Worst Quarter   0.16%    (6/30/04)


The Fund's year-to-date total return for Class I Shares through June 30, 2007 was 2.50%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
CLASS I SHARES                                      1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Money Market Fund                         4.78%     2.16%      3.63%
--------------------------------------------------------------------------------


FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ALLEGIANTFUNDS.COM. THE FUND'S YIELD ALSO APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES


See page 13 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT OHIO MUNICIPAL MONEY MARKET FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income exempt from regular federal income tax and Ohio personal and corporate income tax, consistent with stability of principal

PRINCIPAL INVESTMENT STRATEGY

Investing in a portfolio of high quality short-term Ohio municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal and Ohio income taxes

PRINCIPAL RISKS


Interest rate risk, credit risk, single state risk, stable NAV risk, tax risk


TICKER SYMBOL

AOIXX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests primarily in high quality, short-term money market instruments issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions, the income from which is exempt from regular federal income tax and Ohio personal and corporate income tax, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax ("Ohio municipal money market instruments"). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Ohio residents.


High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in Ohio municipal money market instruments. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 15, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

                                      ALLEGIANT OHIO MUNICIPAL MONEY MARKET FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance table measures performance in terms of the Fund's average annual total returns. However, this Fund is managed for yield and not total return. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


        1999     2000    2001     2002      2003     2004    2005    2006
       ------------------------------------------------------------------
       2.93%    3.83%   2.60%    1.23%     0.78%    0.91%   2.11%   3.20%


                        Best Quarter    1.01%    (12/31/00)
                        Worst Quarter   0.15%     (9/30/03)


The Fund's year-to-date total return for Class I Shares through June 30, 2007 was 1.71%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
                                                             SINCE      DATE OF
CLASS I SHARES                          1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Ohio Municipal
Money Market Fund                       3.20%     1.64%      2.22%      9/15/98
--------------------------------------------------------------------------------


FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ALLEGIANTFUNDS.COM. THE FUND'S YIELD ALSO APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES


See page 13 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income exempt from regular federal income tax and Pennsylvania personal income tax, consistent with stability of principal

PRINCIPAL INVESTMENT STRATEGY

Investing in a portfolio of high quality short-term Pennsylvania municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal and Pennsylvania income taxes

PRINCIPAL RISKS


Interest rate risk, credit risk, single state risk, stable NAV risk, tax risk


TICKER SYMBOL

APIXX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in high quality, short-term money market instruments issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, and obligations of the United States, including territories and possessions of the United States, the income from which is exempt from federal income tax and Pennsylvania personal income tax ("Pennsylvania municipal money market instruments"). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser. As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income tax, but also is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 15, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

ALLEGIANT PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance table measures performance in terms of the Fund's average annual total returns. However, this Fund is managed for yield and not total return. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


1997    1998     1999     2000    2001     2002     2003    2004    2005   2006
--------------------------------------------------------------------------------
3.43%   3.14%    2.97%    3.81%   2.55%    1.24%    0.78%   0.87%   2.09%  3.22%


                Best Quarter     0.99%     (12/31/00)
                Worst Quarter    0.15%      (9/30/03)


The Fund's year-to-date total return for Class I Shares through June 30, 2007 was 1.71%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
CLASS I SHARES                                     1 YEAR   5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Allegiant Pennsylvania Tax
Exempt Money Market Fund                            3.22%     1.64%      2.40%
--------------------------------------------------------------------------------


FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ALLEGIANTFUNDS.COM. THE FUND'S YIELD ALSO APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES


See page 13 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT TAX EXEMPT MONEY MARKET FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

High current interest income exempt from federal income tax consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY

Investing in a portfolio of high quality short-term municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal income tax

PRINCIPAL RISKS

Interest rate risk, credit risk, stable NAV risk

TICKER SYMBOL

AEIXX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in high quality, short-term money market instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities that pay interest exempt from federal income taxes ("municipal money market instruments"). However, Fund dividends will generally be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax, but is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 15, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

                                          ALLEGIANT TAX EXEMPT MONEY MARKET FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance table measures performance in terms of the Fund's average annual total returns. However, this Fund is managed for yield and not total return. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


1997    1998     1999     2000    2001     2002     2003    2004   2005    2006
--------------------------------------------------------------------------------
3.37%   3.23%    2.95%    3.84%   2.55%    1.19%    0.75%   0.90%  2.10%   3.20%


                Best Quarter     1.01%     (12/31/00)
                Worst Quarter    0.15%      (9/30/03)


The Fund's year-to-date total return for Class I Shares through June 30, 2007 was 1.71%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
CLASS I SHARES                                     1 YEAR   5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Allegiant Tax Exempt
Money Market Fund                                   3.20%     1.62%      2.40%
--------------------------------------------------------------------------------


FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ALLEGIANTFUNDS.COM. THE FUND'S YIELD ALSO APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES


See page 13 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT TREASURY MONEY MARKET FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

High current income consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY

Investing in a portfolio of high quality short-term obligations of the U.S. Treasury designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS

Interest rate risk, stable NAV risk

TICKER SYMBOL

ATIXX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests exclusively in short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days' written notice before it would adopt a policy that would permit the Fund to invest less than 80% of its net assets plus any borrowings for investment purposes in such securities.

In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 15, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.


PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance table measures performance in terms of the Fund's average annual total returns. However, this Fund is managed for yield and not total return. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance.

                            CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


      1997   1998   1999   2000   2001   2002   2003   2004   2005   2006
      --------------------------------------------------------------------
      4.92%  4.70%  4.34%  5.55%  3.63%  1.34%  0.65%  0.79%  2.55%  4.39%


                      Best Quarter      1.46%   (12/31/00)
                      Worst Quarter     0.13%    (6/30/04)


The Fund's year-to-date total return for Class I Shares through June 30, 2007 was 2.31%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
CLASS I SHARES                                      1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Treasury
Money Market Fund                                    4.39%    1.93%      3.27%
--------------------------------------------------------------------------------


FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ALLEGIANTFUNDS.COM. THE FUND'S YIELD ALSO APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES


See page 13 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                          FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

---------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------

                                        GOVERNMENT                       OHIO
                                           MONEY         MONEY      MUNICIPAL MONEY
                                        MARKET FUND   MARKET FUND     MARKET FUND
------------------------------------------------------------------------------------
Investment Advisory Fees*                  0.30%         0.30%            0.20%
------------------------------------------------------------------------------------
Distribution (12b-1) Fees(1)               0.02%         0.02%            0.02%
------------------------------------------------------------------------------------

Other Expenses                             0.10%         0.10%            0.10%
------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses*      0.42%         0.42%            0.32%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* EXPENSES ARE BASED ON AMOUNTS INCURRED BY THE FUNDS DURING THEIR MOST RECENT FISCAL YEAR (ADJUSTED FOR CURRENT DISTRIBUTION (12b-1) FEES EXPECTED TO BE INCURRED) AND DO NOT REFLECT VOLUNTARY WAIVERS OF INVESTMENT ADVISORY FEES BY THE ADVISER. THESE VOLUNTARY WAIVERS ARE EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2008 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THESE WAIVERS, ACTUAL INVESTMENT ADVISORY FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE FISCAL YEAR ENDED MAY 31, 2007 WERE:


                                        GOVERNMENT                        OHIO
                                           MONEY         MONEY      MUNICIPAL MONEY
                                        MARKET FUND   MARKET FUND     MARKET FUND
------------------------------------------------------------------------------------
Investment Advisory Fees                   0.25%         0.25%            0.15%
------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses       0.37%         0.37%            0.27%
------------------------------------------------------------------------------------


                                        PENNSYLVANIA TAX    TAX EXEMPT     TREASURY
                                          EXEMPT MONEY        MONEY         MONEY
                                           MARKET FUND     MARKET FUND   MARKET FUND
-------------------------------------------------------------------------------------
Investment Advisory Fees*                     0.20%           0.20%         0.30%
-------------------------------------------------------------------------------------
Distribution (12b-1) Fees(1)                  0.02%           0.02%         0.02%
-------------------------------------------------------------------------------------

Other Expenses                                0.11%           0.10%         0.12%
-------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses*         0.33%           0.32%         0.44%
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* EXPENSES ARE BASED ON AMOUNTS INCURRED BY THE FUNDS DURING THEIR MOST RECENT FISCAL YEAR (ADJUSTED FOR CURRENT DISTRIBUTION (12b-1) FEES EXPECTED TO BE INCURRED) AND DO NOT REFLECT VOLUNTARY WAIVERS OF INVESTMENT ADVISORY FEES BY THE ADVISER. THESE VOLUNTARY WAIVERS ARE EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2008 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THESE WAIVERS, ACTUAL INVESTMENT ADVISORY FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE FISCAL YEAR ENDED MAY 31, 2007 WERE:


                                        PENNSYLVANIA TAX    TAX EXEMPT     TREASURY
                                          EXEMPT MONEY        MONEY         MONEY
                                          MARKET FUND      MARKET FUND   MARKET FUND
-------------------------------------------------------------------------------------
Investment Advisory Fees                      0.15%           0.15%         0.25%
-------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses          0.28%           0.27%         0.39%
-------------------------------------------------------------------------------------


(1) Distribution (12b-1) Fees have been restated to reflect current fees expected to be incurred by each Fund's Class I Shares during the current fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than the Distribution (12b-1) Fees stated in the tables above during the current fiscal year.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution Plan."

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in each of the Funds (without any applicable waivers) with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in Class I Shares of a Fund for the time periods indicated and that you redeem your shares at the end of those periods.

The Examples also assume that your investment has a 5% return each year, Fund expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be different, your approximate costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------

GOVERNMENT MONEY MARKET FUND               $ 38     $ 119     $ 208      $ 468
--------------------------------------------------------------------------------
MONEY MARKET FUND                          $ 38     $ 119     $ 208      $ 468
--------------------------------------------------------------------------------
OHIO MUNICIPAL MONEY MARKET FUND           $ 28     $  87     $ 152      $ 343
--------------------------------------------------------------------------------
PENNSYLVANIA TAX EXEMPT
   MONEY MARKET FUND                       $ 29     $  90     $ 157      $ 356
--------------------------------------------------------------------------------
TAX EXEMPT MONEY MARKET FUND               $ 28     $  87     $ 152      $ 343
--------------------------------------------------------------------------------
TREASURY MONEY MARKET FUND                 $ 40     $ 125     $ 219      $ 493
--------------------------------------------------------------------------------

MORE INFORMATION ABOUT PRINCIPAL RISKS

------------------------------------------------------------------------------------------------
                                               Counter-          Interest  Single  Stable
                                                Party    Credit    Rate     State   NAV    Tax
                                                Risk      Risk     Risk     Risk    Risk   Risk
------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS
------------------------------------------------------------------------------------------------
   Government Money Market Fund                   X         X       X                X
------------------------------------------------------------------------------------------------
   Money Market Fund                              X         X       X                X
------------------------------------------------------------------------------------------------
   Ohio Municipal Money Market Fund                         X       X        X       X      X
------------------------------------------------------------------------------------------------
   Pennsylvania Tax Exempt Money Market Fund                X       X        X       X      X
------------------------------------------------------------------------------------------------
   Tax Exempt Money Market Fund                             X       X                X
------------------------------------------------------------------------------------------------
   Treasury Money Market Fund                                       X                X
------------------------------------------------------------------------------------------------

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Funds invest only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, a Fund could lose money which might lower the Fund's performance. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal money market instruments. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of a Fund's securities.

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates. For example, a Fund's yield will tend to be higher when interest rates fall.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in a single state makes the Fund susceptible to economic, political and regulatory events that affect that specific state.

STABLE NAV RISK. A Fund's ability to maintain a $1.00 per share NAV at all times could be affected by a sharp rise in interest rates causing the value of a Fund's investments and its share price to drop, a drop in interest rates that reduces the Fund's yield or the downgrading or default of any of the Fund's holdings.

TAX RISK. The Kentucky Supreme Court has held that state tax laws cannot discriminate against other states' municipal securities, and the U.S. Supreme Court has granted a petition to review that decision. If the U.S. Supreme Court affirms the Kentucky court's holding, such a decision could adversely affect state tax exemptions for municipal bond interest and the market for single-state municipal bond funds, such as the Pennsylvania Tax Exempt Money Market Fund and the Ohio Municipal Money Market Fund.


For additional information about risks, see "More Information About Principal Investment Strategies" in Appendix A.

INVESTMENT ADVISER AND INVESTMENT TEAMS


Allegiant Asset Management Company, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2007, the Adviser had approximately $30 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board of Trustees of Allegiant supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.


The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal year ended May 31, 2007.

                                                                                         ADVISORY FEES PAID AS A
                                                                                        PERCENTAGE OF AVERAGE NET
                                                                                        ASSETS FOR THE FISCAL YEAR
FUND NAME                                              MANAGEMENT TEAM                      ENDED MAY 31, 2007
------------------------------------------------------------------------------------------------------------------

Government Money Market Fund                   Taxable Money Market Management Team               0.25%
------------------------------------------------------------------------------------------------------------------
Money Market Fund                              Taxable Money Market Management Team               0.25%
------------------------------------------------------------------------------------------------------------------
Ohio Municipal Money Market Fund             Tax Exempt Money Market Management Team              0.15%
------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money Market Fund    Tax Exempt Money Market Management Team              0.15%
------------------------------------------------------------------------------------------------------------------
Tax Exempt Money Market Fund                 Tax Exempt Money Market Management Team              0.15%
------------------------------------------------------------------------------------------------------------------
Treasury Money Market Fund                     Taxable Money Market Management Team               0.25%
------------------------------------------------------------------------------------------------------------------


A discussion regarding the basis for the Board's approval of the Funds' advisory agreement is available in the semi-annual report to shareholders for the period ended November 30, 2006.

PURCHASING, EXCHANGING AND REDEEMING FUND SHARES


CLASS I SHARES HAVE NO SALES CHARGE AND NO MINIMUM INITIAL INVESTMENT EXCEPT AS DESCRIBED BELOW.

Class I shares may be purchased through the trust departments of financial institutions, or broker-dealers, or other financial institutions which have a selling agreement with Professional Funds Distributor, LLC (the "Underwriter") to place trades for institutional accounts, broker products or similar products. In order to purchase Class I shares through one of these entities, you must have an account with the entity. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing a direct investment in the Funds. The entity also may charge transaction fees. You should consult your account documents for full details. Your shares in the Funds may be held in an omnibus account in the name of that institution. Class I Shares may be purchased directly by institutional investors including corporate investors, pension and profit sharing plans and foundations and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity.

Employees, directors, officers and retirees of Allegiant, NCC or any of its affiliates, the Fund's Co-Administrator, Underwriter or any investment sub-adviser to the Funds and their immediate families (spouse, parents, siblings, children and grandchildren) may purchase Class I Shares subject to a $500 minimum initial investment, whether purchasing shares directly or through a Planned Investment Program. Planned Investment Programs are subject to a $50 monthly minimum investment. Certain redemption procedures may be available only to employees.


The Funds may accept or reject any purchase order.


The Adviser and its affiliates currently make payments from their own resources to financial intermediaries that generate purchase orders. These payments are separate from any 12b-1 fees or shareholder service fees paid by the Funds to those financial intermediaries. The Adviser and its affiliates also participate in certain arrangements whereby the Adviser or its affiliates may pay from their own resources financial intermediaries for inclusion of the Funds on certain preferred sales lists or other similar programs intended to generate fund sales. In some cases, these payments may create an incentive for a financial intermediary to recommend sales of fund shares. The Adviser or its affiliates may discontinue these payments at any time. Please see the Statement of Additional Information for more information on these payments and the programs described above.

The Adviser will monitor each Fund's asset size and, subject to approval by Allegiant's Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

HOW TO PURCHASE AND EXCHANGE FUND SHARES

                          NEW ACCOUNT SET UP                                       ADDING TO AN EXISTING ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE WITH         o   Call Investor Services at 1-800-622-FUND (3863) to   o   If you previously selected the telephone
WIRE TRANSFER                 set up an account number and to receive a wire           purchases option for your account, call
                              control number to be included in the body of the         Investor Services at 1-800-622-FUND
                              wire.                                                    (3863) to purchase additional shares.

                          o   Ask your bank to transmit available immediately      o   If your bank account information is on
                              funds by wire. Your bank may charge you a wiring         file, you can request purchases through
                              fee for this service.                                    federal funds wire or electronic transfer
                                                                                       through the Automated Clearing House.
                          o   Wiring instructions are as follows:
                                                                                   o   To add telephone purchases option to
                                 PNC Bank, N.A.                                        your account, please complete an Account
                                 Philadelphia, PA                                      Maintenance Form or call Investor
                                 ABA # 031000053                                       Services.
                                 DDA# 8611711342
                                 For credit to the Allegiant Funds
                                 Further credit (your name and fund
                                 account number)
                                 Confirmation or order number
                                 (if applicable)

                          o   Complete and sign the account
                              application and mail to:

                                 Allegiant Funds
                                 c/o PFPC Inc.
                                 P.O. Box 9795
                                 Providence, RI 02940-9795

                              OVERNIGHT DELIVERY TO:

                                 Allegiant Funds
                                 c/o PFPC Inc.
                                 101 Sabin Street
                                 Pawtucket, RI 02860-1427
------------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE WITH ACH     o   Call Investor Services at 1-800-622-FUND             o   If you previously selected the telephone
                              (3863) to set up an account and obtain                   purchases option for your account, call
                              an account number.                                       Investor Services at 1-800-622-FUND
                                                                                       (3863) to purchase additional shares.
                          o   Ask your bank to transmit immediately
                              available funds.                                     o   If your bank account information is on
                                                                                       file, you can request purchases through
                          o   Complete and sign the account                            federal funds wire or electronic transfer
                              application and mail to:                                 through the Automated Clearing House.

                                 Allegiant Funds                                   o   To add telephone purchases option to
                                 c/o PFPC Inc.                                         your account, please complete an Account
                                 P.O. Box 9795                                         Maintenance Form or call Investor
                                 Providence, RI 02940-9795                             Services.

                              OVERNIGHT DELIVERY TO:

                                 Allegiant Funds
                                 c/o PFPC Inc.
                                 101 Sabin Street
                                 Pawtucket, RI 02860-1427
------------------------------------------------------------------------------------------------------------------------------------

                          NEW ACCOUNT SET UP                                       ADDING TO AN EXISTING ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
ONLINE                    o   Visit our site and click on "Account Access." Or     o   You may place your purchase order on our
WWW.ALLEGIANTFUNDS.COM        log on to our online Forms Center to print or            Web Site using your established banking
                              complete an application online. Mail the                 instructions for payment. To authorize
                              application to the address below.                        this service, please complete an Account
                                                                                       Maintenance Form or call 1-800-622-
                          o   Unless you arrange to pay by wire or ACH, write          FUND (3863).
                              your check, payable in U.S. dollars, to "Allegiant
                              Funds (Fund name)." Allegiant cannot accept third-
                              party checks, starter checks, credit cards, credit
                              card checks, cash or cash equivalents (i.e.,
                              cashier's check, bank draft, money order or
                              travelers' check).
--------------------------------------------------------------------------------------------------------------------------------
BY MAIL                   o   Complete and sign an application. Applications may   o   Provide purchase instructions with the
                              be requested by calling 1-800-622-FUND (3863) or         fund name, share class, your account
                              may be downloaded from our website at                    number and account registration
                              www.allegiantfunds.com.                                  information.

                          o   Make your check payable to "Allegiant Funds (Fund    o   Make your check payable to "Allegiant
                              name)." Allegiant cannot accept third-party              Funds (Fund name)." Allegiant cannot
                              checks, starter checks, credit cards, credit card        accept third-party checks, starter
                              checks, cash or cash equivalents (i.e., cashier's        checks, credit cards, credit card checks,
                              check, bank draft, money order or travelers'             cash or cash equivalents (i.e., cashier's
                              check).                                                  check, bank draft, money order or
                                                                                       travelers' check).
                          o   Mail the completed and signed account
                              application and your check to:                       o   Mail the instructions and the check to
                                                                                       one of the two mailing addresses
                                 Allegiant Funds                                       provided.
                                 c/o PFPC Inc.
                                 P.O. Box 9795
                                 Providence, RI 02940-9795

                              OVERNIGHT DELIVERY TO:

                                 Allegiant Funds
                                 c/o PFPC Inc.
                                 101 Sabin Street
                                 Pawtucket, RI 02860-1427
--------------------------------------------------------------------------------------------------------------------------------

PLANNED INVESTMENT        o   With a $500 minimum initial investment, you may      o   With current bank account information on
PROGRAM (SYSTEMATIC           purchase Class I Shares automatically through            your account, participation in the
INVESTING FOR EMPLOYEES       regular deductions from your regular checking or         program can be arranged via the Internet
ONLY AS DESCRIBED ABOVE)      savings bank account in amounts of at least $50          or by calling 1-800-622-FUND (3863).
                              per month per account.
                                                                                   o   For existing accounts, without bank
                          o   You may arrange for participation in this program        account information, participation can be
                              when a new account is established.                       arranged by completing an Account
                                                                                       Maintenance Form with banking
                                                                                       information. This form must include a
                                                                                       signature guarantee by a bank or other
                                                                                       financial institution.

                          NEW ACCOUNT SET UP                                       ADDING TO AN EXISTING ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------

BY EXCHANGE               o   You may exchange your shares of a Fund for the       o   If you previously selected the telephone
                              same class of shares of another Allegiant Fund.          exchange option for your account, call
                                                                                       Investor Services at 1-800-622-FUND
                          o   Call with your account name, number, and amount of       (3863) to exchange your shares.
                              exchange into an existing account (minimum amount
                              is $500).                                            o   To authorize exchanges to your account,
                                                                                       please complete an Account Maintenance
                          o   You may exchange your shares on any Business Day.        Form or call Investor Services.
                              The deadline for submitting same day exchange
                              orders to Allegiant's transfer agent is 4:00 p.m.
                              Eastern time.

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY    o   Contact your financial consultant, financial intermediary or institution to transact initial purchases or additional purchases of shares of Allegiant Funds. Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Allegiant on time.


                          o   Allegiant may authorize certain financial intermediaries to receive, on behalf of Allegiant, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to receive such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is received by the financial intermediary on a Business Day, and the order will be priced at the Fund's net asset value ("NAV")
                              per share next determined after such receipt by the financial intermediary.

                          o   Your financial consultant, financial intermediary or institution may set different minimum initial and additional investment requirements and may charge a fee for its services.
--------------------------------------------------------------------------------------------------------------------------------


NOTE: IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM YOUR DATE OF PURCHASE).


WHEN YOU EXCHANGE SHARES, YOU ARE REALLY SELLING YOUR SHARES, WHICH MAY SUBJECT YOU TO TAX, AND BUYING OTHER FUND SHARES. YOUR SALE PRICE AND PURCHASE PRICE WILL BE BASED ON THE NAVS NEXT CALCULATED AFTER A FUND RECEIVES YOUR EXCHANGE REQUEST.


HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.


In calculating NAV for the money market funds, a Fund generally values its investment portfolio using the amortized cost method, which is described in the Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund will value its portfolio at market price or fair value prices will be determined in good faith by the Fund accountant and Adviser using methods approved by the Board of Trustees.


The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

GENERAL INFORMATION REGARDING PURCHASES

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Allegiant may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders. A Fund seeks to make these decisions to the best of its abilities in a manner that it believes is consistent with shareholder interests. A Fund may reject, cancel or revoke the purchase on the following Business Day, or as soon thereafter as possible.

The price per share (the offering price) will be the NAV per share next determined after a Fund or an authorized financial intermediary receives your purchase order in proper form. The following table shows when the daily NAV is calculated for each of the Funds and the deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV:

                                                      DEADLINE FOR SUBMITTING
                                                      PURCHASE ORDERS TO THE
                         TIME OF NAV                  TRANSFER AGENT TO RECEIVE
                         CALCULATION                  THE CURRENT DAY'S NAV
--------------------------------------------------------------------------------
Money Market Fund        ONCE DAILY                   3:30 p.m. Eastern time

Government Money
   Market Fund           4:00 p.m. Eastern time
                         (or close of trading on the
                         NYSE)
--------------------------------------------------------------------------------
Ohio Municipal
   Money Market Fund     TWICE DAILY                  11:45 a.m. Eastern time
Pennsylvania Tax Exempt  1:00 p.m. Eastern
   Money Market Fund     time and 4:00 p.m.
Tax Exempt Money         Eastern time (or close
   Market Fund           of trading on the
Treasury Money           NYSE)
   Market Fund
--------------------------------------------------------------------------------

To be eligible to receive dividends declared on the day you submit your purchase order, a Fund generally must receive your order by the above listed deadlines and immediately available funds before 3:30 p.m. Eastern Time that day.

NAV is not calculated on holidays when the NYSE is closed for trading. The Funds may advance the final time by which orders to buy or sell shares must be received by the transfer agent on those days that the Bond Market Association has recommended that the bond markets close early.


Certain shareholders may also purchase shares of the Allegiant Advantage Institutional Money Market Fund ("Advantage Fund," and together with the Funds, the "Fund Complex"), an investment portfolio of another registered investment company for whom the Adviser provides investment advisory services. The Advantage Fund's minimum initial investment is $5 million. There is no minimum subsequent investment. The Advantage Fund, at its discretion, may reduce the minimum initial investment for specific shareholders whose aggregate relationship with the Fund Complex is substantially equivalent to the $5 million minimum and warrants this reduction. The minimum initial investment also may be waived if the investor has, in the opinion of the Advantage Fund, adequate intent and availability of assets to reach a future level of investment at $5 million in the Fund Complex. Please see Advantage Fund's prospectuses for more information.


GENERAL INFORMATION REGARDING EXCHANGES

Short-term trading in other Allegiant Funds creates transaction costs that are borne by all shareholders in those Funds and disrupts the orderly management of the Fund's portfolio investments. The Board of Trustees of Allegiant has adopted procedures that impose limits on such exchanges to discourage excessive short-term trading by shareholders.

There is no guarantee that Allegiant or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of Allegiant and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.


If you are exchanging into or out of an Allegiant non-money market fund, the general trading limits on those Funds limit shareholders to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. Please refer to the prospectus for the relevant fund for more information on Allegiant's short-term trading policies and procedures for those funds.


Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason.


You will be provided 60 days' written notice before any material change to the exchange privilege is made.

You may also exchange Class I shares of the Funds for Institutional shares of the Advantage Fund. Exchanges into Institutional Shares of the Advantage Fund are subject to certain minimum initial and subsequent investment requirements. Please see Advantage Fund - Institutional Shares prospectus for more information.

SALES CHARGES

There are no sales charges on the purchase of Class I Shares.

HOW TO REDEEM YOUR FUND SHARES

Shareholders may redeem shares by following the procedures described below.

ONLINE                    The minimum amount for Internet redemptions is $100. To authorize this service,
WWW.ALLEGIANTFUNDS.COM    please complete an Account Maintenance Form or call 1-800-622-FUND (3863).
----------------------------------------------------------------------------------------------------------
BY TELEPHONE              1-800-622-FUND (3863)
                          Call with the account name, number, and amount of redemption. Redemptions will be sent to the shareholder's address or bank account on record.
----------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY    Contact your financial consultant, financial intermediary or institution to redeem your shares. Your financial consultant, financial intermediary or institution may charge a fee for its services in addition to the fees charged by the Fund.
----------------------------------------------------------------------------------------------------------


SIGNATURE GUARANTEE


The use of a signature guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities and is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors. These include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the signature guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a Medallion Signature Guarantee, nor can we accept a comparison signature guarantee, a handwritten signature guarantee, or a non-Medallion Signature Guarantee stamp.


RECEIVING YOUR MONEY


If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to redeem $100,000 or more of your shares, please notify Allegiant in writing and include a Medallion Signature Guarantee from a bank or other financial institution (see "Signature Guarantee" above).

Redemption requests received in good order by the Fund will be processed at the next NAV determined after the Fund receives your request.


Normally, we will send your redemption proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information about your redemption request. Your proceeds can be wired to your bank account or sent to you by check. Allegiant does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM YOUR DATE OF PURCHASE).

IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 30 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.


INVOLUNTARY REDEMPTION OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to redeem your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.


SUSPENSION OF YOUR RIGHT TO REDEEM YOUR SHARES

Allegiant may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission ("SEC");

(b)   the NYSE is closed for other than customary weekend and holiday closings;

(c)   the SEC has by order permitted the Fund's suspension; or

(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by Allegiant of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Allegiant to determine the fair market value of its net assets.


TELEPHONE AND INTERNET TRANSACTIONS


Purchasing, exchanging and redeeming Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Allegiant has certain safeguards and procedures to confirm the authenticity of instructions, Allegiant is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Allegiant over the telephone or via the Internet, you will generally bear the risk of any loss, provided Allegiant has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Allegiant to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Allegiant. To the extent permitted by applicable law, Allegiant reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION PLAN

Each Fund has adopted a distribution plan with respect to Class I Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class I Shares. However, actual distribution fees for Class I Shares are expected to be no more than 0.02% with respect to each Fund.


The Funds' Underwriter may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Underwriter from any sales charge it receives or from any other source available to it. Under any such program, the Underwriter may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS


Each Fund accrues its income daily and distributes it monthly. Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.allegiantfunds.com, or by notifying Allegiant in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after Allegiant receives your written notice.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its net taxable investment income. Fund distributions (other than exempt-interest dividends discussed below) will generally be taxable to you as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares.

IRAS AND OTHER TAX-QUALIFIED PLANS

One major exception to the foregoing tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

TAX EXEMPT MONEY MARKET FUNDS

The Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund (the "Tax Exempt Funds") anticipate that substantially all of their distributions will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as distributions that are derived from occasional taxable investments or from capital gains, if any. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Exempt Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

BACKUP WITHHOLDING


A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current withholding rate is 28%.


U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS


For distributions attributable to the Funds' current taxable year ending on May 31, 2008, nonresident aliens, foreign corporations and other foreign investors in a Fund will generally be exempt from U.S. federal income tax on Fund distributions attributable to U.S.-source interest income and capital gains of a Fund. Tax may apply to such capital gain distributions, however, if the recipient's investment in a Fund is connected to a trade or business of the recipient in the United States or if the recipient is present in the United States for 183 days or more in a year and certain other conditions are met. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund. In subsequent taxable years, the exemption of foreign investors from U.S. federal income tax on Fund distributions attributable to U.S.-source interest income and short-term capital gains will be unavailable, but distributions attributable to long-term capital gains will continue to be exempt.


STATE AND LOCAL TAXES


You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Pennsylvania Tax Exempt Money Market Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Ohio Municipal Money Market Fund intends to distribute income that is exempt from Ohio personal income taxes.


You should consult your tax adviser regarding the tax status of distributions in your state and locality.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                   APPENDIX A

             MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. The Funds' Statement of Additional Information contains more information about the particular types of securities in which the Funds invest.


Each Fund publishes on the Funds' website (www.allegiantfunds.com) its complete portfolio holdings as of the end of each fiscal quarter. Such publication is subject to a fifteen-day calendar lag between the date of the information and the date on which the information is disclosed. In addition, each Fund publishes on the Funds' website portfolio holdings information as of each month-end. Such publication is subject to a fifteen business day lag between the date of the information and the date on which the information is disclosed. This information will be available on the Funds' website until the date on which a Fund files its next quarterly portfolio holdings report with the SEC on Form N-CSR or Form N-Q. For more information on the Funds' policies and procedures with respect to the disclosure of portfolio securities, see the Statement of Additional Information, which is available, free of charge, on the Funds' website. The following chart indicates the specific investments in which each Fund primarily invests.


--------------------------------------------------------------------------------------------------------------
                                                             Eurodollar
                                             Fixed Income    and Yankee   Government   Repurchase    Municipal
                                              Securities    Obligations   Securities   Agreements   Securities
--------------------------------------------------------------------------------------------------------------
Allegiant Government Money Market Fund            X                            X           X
--------------------------------------------------------------------------------------------------------------
Allegiant Money Market Fund                       X              X             X           X
--------------------------------------------------------------------------------------------------------------
Allegiant Ohio Municipal Money Market Fund        X                                                     X
--------------------------------------------------------------------------------------------------------------
Allegiant Pennsylvania Tax Exempt Money
Market Fund                                       X                                                     X
--------------------------------------------------------------------------------------------------------------
Allegiant Tax Exempt Money Market Fund            X                                                     X
--------------------------------------------------------------------------------------------------------------
Allegiant Treasury Money Market Fund              X                            X
--------------------------------------------------------------------------------------------------------------

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

EURODOLLAR AND YANKEE OBLIGATIONS

The Money Market Fund may also invest in Eurodollar and Yankee obligations, which include, but are not limited to, certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks.

Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as those of U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the chance that a foreign government will not let U.S. dollar-denominated assets leave the country, the chance that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and the chance that adverse political or economic developments will affect investments in a foreign country. Before the Adviser selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as those for the issuers of domestic securities.

GOVERNMENT SECURITIES

Government securities are securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

REPURCHASE AGREEMENTS

Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

MUNICIPAL SECURITIES

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

MORE INFORMATION ABOUT FUND INVESTMENTS

Additional investment policies are described in this section. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. See the Statement of Additional Information for more detail on the investments and strategies used by the Funds.

TEMPORARY INVESTMENTS

To the extent not inconsistent with a Fund's other investment policies, a Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities may temporarily deviate from such policy in limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

Each Fund may hold cash pending investment and may hold up to 100% of its assets in cash for temporary defensive purposes.

CASH MANAGEMENT

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by the Trust and the Allegiant Advantage Fund, a separate investment company affiliated with the Trust.

                                   APPENDIX B
FINANCIAL HIGHLIGHTS


The tables that follow present performance information about Class I Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years. All per share information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The financial highlights have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2007 and is incorporated by reference into the Statement of Additional Information.


You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31

                  NET ASSET                  REALIZED     DIVIDENDS
                    VALUE,       NET       GAIN (LOSS)    FROM NET     NET ASSET
                  BEGINNING   INVESTMENT       ON        INVESTMENT   VALUE, END    TOTAL
                  OF YEAR       INCOME+    INVESTMENTS     INCOME       OF YEAR    RETURN
-------------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
-------------------------------------------------------------------------------------------
CLASS I
2007                $ 1.00      $ 0.05        $ --*       $ (0.05)      $ 1.00      5.01%
2006                  1.00        0.04          --          (0.04)        1.00      3.69
2005                  1.00        0.02          --          (0.02)        1.00      1.58
2004                  1.00        0.01          --          (0.01)        1.00      0.65
2003                  1.00        0.01          --          (0.01)        1.00      1.15
-------------------------------------------------------------------------------------------
MONEY MARKET FUND
-------------------------------------------------------------------------------------------
CLASS I
2007                $ 1.00      $ 0.05        $ --*       $ (0.05)      $ 1.00      5.09%
2006                  1.00        0.04          --          (0.04)        1.00      3.75
2005(1)               1.00        0.02          --          (0.02)        1.00      1.62
2004                  1.00        0.01          --          (0.01)        1.00      0.67
2003                  1.00        0.01          --          (0.01)        1.00      1.19
-------------------------------------------------------------------------------------------
OHIO MUNICIPAL MONEY MARKET FUND
-------------------------------------------------------------------------------------------
CLASS I
2007                $ 1.00      $ 0.03        $ --        $ (0.03)      $ 1.00      3.40%
2006                  1.00        0.03          --          (0.03)        1.00      2.58
2005                  1.00        0.01          --          (0.01)        1.00      1.38
2004                  1.00        0.01          --          (0.01)        1.00      0.70
2003                  1.00        0.01          --          (0.01)        1.00      1.06

                                                                  RATIO         RATIO OF NET
                                                RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                                    RATIO OF    INVESTMENT      TO AVERAGE       TO AVERAGE
                      NET ASSETS    EXPENSES      INCOME        NET ASSETS      NET ASSETS
                        END OF     TO AVERAGE   TO AVERAGE     (BEFORE FEE      (BEFORE FEE
                      YEAR (000)   NET ASSETS   NET ASSETS       WAIVERS)         WAIVERS)
-------------------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
-------------------------------------------------------------------------------------------------
CLASS I
2007                 $   464,208      0.37%        4.90%          0.42%              4.85%
2006                     576,444      0.41         3.61           0.49               3.53
2005                     724,656      0.44         1.43           0.54               1.33
2004                   1,554,598      0.42         0.65           0.52               0.55
2003                   1,966,487      0.41         1.16           0.51               1.06
-------------------------------------------------------------------------------------------------
MONEY MARKET FUND
-------------------------------------------------------------------------------------------------
CLASS I
2007                 $ 2,400,557      0.37%        4.98%          0.42%              4.93%
2006                   2,107,744      0.41         3.65           0.49               3.57
2005(1)                2,373,840      0.42         1.57           0.52               1.47
2004                   2,920,107      0.43         0.68           0.53               0.58
2003                   3,646,585      0.40         1.19           0.50               1.09
-------------------------------------------------------------------------------------------------
OHIO MUNICIPAL MONEY MARKET FUND
-------------------------------------------------------------------------------------------------
CLASS I
2007                 $   293,090      0.27%        3.35%          0.32%              3.30%
2006                     315,415      0.31         2.55           0.45               2.41
2005                     304,362      0.33         1.40           0.53               1.20
2004                     238,433      0.34         0.70           0.54               0.50
2003                     262,692      0.32         1.05           0.52               0.85

+     PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

*     AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE.

(1) CAPITAL INFUSIONS IN JUNE AND JULY OF 2004 RESULTED IN A $0.001 EFFECT TO THE NET ASSET VALUE PER SHARE OF CLASS I FOR THE YEAR ENDED MAY 31, 2005 AND HAD NO EFFECT ON THE TOTAL RETURN OF THE FUND.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31

           NET ASSET                  REALIZED     DIVIDENDS
            VALUE,        NET       GAIN (LOSS)     FROM NET     NET ASSET
           BEGINNING   INVESTMENT       ON         INVESTMENT   VALUE, END    TOTAL
           OF YEAR      INCOME+     INVESTMENTS      INCOME      OF YEAR     RETURN
-------------------------------------------------------------------------------------
PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
-------------------------------------------------------------------------------------
CLASS I
2007        $ 1.00       $ 0.03        $  --        $ (0.03)      $ 1.00      3.40%
2006          1.00         0.03           --          (0.03)        1.00      2.58
2005          1.00         0.01           --          (0.01)        1.00      1.35
2004          1.00         0.01           --          (0.01)        1.00      0.69
2003          1.00         0.01           --          (0.01)        1.00      1.07
-------------------------------------------------------------------------------------
TAX EXEMPT MONEY MARKET FUND
------------------------------------------------------------------------------------
CLASS I
2007        $ 1.00        $0.03         $ --*       $ (0.03)      $ 1.00      3.40%
2006          1.00         0.03           --          (0.03)        1.00      2.58
2005          1.00         0.01           --          (0.01)        1.00      1.36
2004          1.00         0.01           --          (0.01)        1.00      0.68
2003          1.00         0.01           --          (0.01)        1.00      1.04
-------------------------------------------------------------------------------------
TREASURY MONEY MARKET FUND
-------------------------------------------------------------------------------------
CLASS I
2007        $ 1.00       $ 0.05         $ --*       $ (0.05)      $ 1.00      4.69%
2006          1.00         0.03           --          (0.03)        1.00      3.36
2005          1.00         0.01           --          (0.01)        1.00      1.43
2004          1.00         0.01           --          (0.01)        1.00      0.54
2003          1.00         0.01           --          (0.01)        1.00      1.07

                                                          RATIO        RATIO OF NET
                                       RATIO OF NET    OF EXPENSES   INVESTMENT INCOME/
                          RATIO OF       INVESTMENT    TO AVERAGE       TO AVERAGE
           NET ASSETS     EXPENSES        INCOME       NET ASSETS       NET ASSETS
             END OF      TO AVERAGE     TO AVERAGE     (BEFORE FEE     (BEFORE FEE
           YEAR (000)    NET ASSETS     NET ASSETS       WAIVERS)        WAIVERS)
----------------------------------------------------------------------------------------
PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
----------------------------------------------------------------------------------------
CLASS I
2007        $ 102,098       0.28%          3.35%          0.33%             3.30%
2006           80,340       0.32           2.55           0.49              2.38
2005           93,325       0.34           1.33           0.59              1.08
2004           97,248       0.34           0.69           0.59              0.44
2003          100,585       0.30           1.06           0.55              0.81
----------------------------------------------------------------------------------------
TAX EXEMPT MONEY MARKET FUND
----------------------------------------------------------------------------------------
CLASS I
2007        $ 546,126       0.27%          3.36%          0.32%             3.31%
2006          381,918       0.31           2.55           0.45              2.41
2005          436,206       0.33           1.35           0.53              1.15
2004          426,256       0.33           0.68           0.53              0.48
2003          545,100       0.31           1.03           0.51              0.83
----------------------------------------------------------------------------------------
TREASURY MONEY MARKET FUND
----------------------------------------------------------------------------------------
CLASS I
2007        $ 171,646       0.39%          4.59%          0.44%             4.54%
2006          164,992       0.43           3.24           0.48              3.19
2005          196,930       0.43           1.17           0.48              1.12
2004          578,023       0.43           0.54           0.48              0.49
2003          636,837       0.41           1.04           0.46              0.99

+    PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

*    AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE.

                               INVESTMENT ADVISER

                       Allegiant Asset Management Company
                          200 Public Square, 5th Floor
                              Cleveland, Ohio 44114


                                   UNDERWRITER


                       Professional Funds Distributor, LLC
                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406

                                  LEGAL COUNSEL

                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

                            NOT A PART OF PROSPECTUS

                         ALLEGIANT FUNDS PRIVACY NOTICE

      The basis of each customer relationship at Allegiant Funds is built on trust. You have chosen to do business with Allegiant Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

      Allegiant Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

WHAT INFORMATION WE COLLECT

      "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

      We may collect nonpublic personal information about you from the following sources:

      o Information that you provide to us, such as on applications or other forms, or

      o     Information about your transactions with us

OUR SECURITY PROCEDURES

      To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

WHAT INFORMATION WE DISCLOSE

      Allegiant Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

      Allegiant Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

      We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as National City and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

ALLEGIANT FUNDS' PLEDGE TO YOU

      We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

                                                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------

ROBERT D. NEARY
CHAIRMAN

Retired Co-Chairman, Ernst & Young
Director:
   Commercial Metals Company

TIMOTHY L. SWANSON
PRESIDENT, CHIEF EXECUTIVE OFFICER AND
   CHIEF LEGAL OFFICER

Executive Vice President and Chief Investment
   Officer, National City Corporation

DOROTHY A. BERRY

President, Talon Industries, Inc.
Chairman and Director:
   Professionally Managed Portfolios

KELLEY J. BRENNAN

Retired Partner, PricewaterhouseCoopers LLP

JOHN F. DURKOTT

President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

RICHARD W. FURST

Dean Emeritus and Garvice D. Kincaid Professor of
   Finance (Emeritus), Gatton College of Business and Economics, University of Kentucky

Director:
   Central Bank & Trust Co.
   Central Bancshares

GERALD L. GHERLEIN

Retired Executive Vice President and
   General Counsel, Eaton Corporation

DALE C. LAPORTE

Senior Vice President and General Counsel,
   Invacare Corp.

KATHLEEN A. OBERT

Chairman and Chief Executive Officer,
   Edward Howard & Co.

  Allegiant Funds Trustees also serve as Trustees of Allegiant Advantage Fund.


                                                     [ALLEGIANT LOGO OMITTED](R)

--------------------------------------------------------------------------------

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Allegiant Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Fund's holdings and contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.

TO OBTAIN MORE INFORMATION:

By Internet:
www.allegiantfunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
Allegiant Funds
c/o PFPC Inc.
P.O. Box 9795
Providence, RI 02940-9795

FROM THE SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Allegiant Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

Allegiant Funds' Investment Company Act
registration number is 811-4416.

[ALLEGIANT LOGO OMITTED](R)


ALL-PS-004-1007


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        ALLEGIANT FUNDS PROSPECTUS
                                          B SHARES


                                   OCTOBER 1, 2007

                                      EQUITY FUNDS
                          Balanced Allocation Fund
                         International Equity Fund
                        Large Cap Core Equity Fund
                             Large Cap Growth Fund
                              Large Cap Value Fund
                                Mid Cap Value Fund
                  Multi-Factor Mid Cap Growth Fund
                 Multi-Factor Small Cap Value Fund
                                S&P 500 Index Fund
                               Small Cap Core Fund
                             Small Cap Growth Fund

                                MONEY MARKET FUNDS
                                 Money Market Fund
                      Tax Exempt Money Market Fund

                                FIXED INCOME FUNDS
                                         Bond Fund
                          Government Mortgage Fund
                            Intermediate Bond Fund
                        Limited Maturity Bond Fund
                       Total Return Advantage Fund
                             Ultra Short Bond Fund

                             TAX EXEMPT BOND FUNDS
                 Intermediate Tax Exempt Bond Fund
                             Michigan Intermediate
                               Municipal Bond Fund
                                 Ohio Intermediate
                              Tax Exempt Bond Fund
                         Pennsylvania Intermediate
                               Municipal Bond Fund


            THE SECURITIES AND EXCHANGE COMMISSION
  HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES       [ALLEGIANT LOGO](R)
   OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL  THE DISCIPLINE OF INVESTING,
                                          OFFENSE.     A COMMITMENT TO RESULTS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTMENT ADVISER

ALLEGIANT ASSET
MANAGEMENT COMPANY

ABOUT THIS PROSPECTUS


Allegiant Funds ("Allegiant") is a mutual fund family that offers different classes of shares in separate Funds. The Funds have individual investment objectives and strategies. This prospectus gives you important information about Class B Shares of the Equity Funds, the Fixed Income Funds, the Tax Exempt Bond Funds and the Money Market Funds (the "Funds").

EFFECTIVE MAY 31, 2006, CLASS B SHARES OF THE FUNDS ARE NO LONGER OFFERED, EXCEPT IN CONNECTION WITH DIVIDEND REINVESTMENT AND PERMITTED EXCHANGES OF CLASS B SHARES. EXISTING CLASS B SHAREHOLDERS MAY CONTINUE TO HOLD THEIR CLASS B SHARES, REINVEST DIVIDENDS INTO CLASS B SHARES OF THE FUNDS AND EXCHANGE THEIR CLASS B SHARES OF A FUND FOR CLASS B SHARES OF ANOTHER FUND (AS PERMITTED BY CURRENT EXCHANGE PRIVILEGE RULES). AS OF MAY 31, 2006, NO NEW OR SUBSEQUENT INVESTMENTS, INCLUDING THROUGH THE FUNDS' PLANNED INVESTMENT PROGRAM, WILL BE ALLOWED IN CLASS B SHARES OF ANY FUND, EXCEPT THROUGH A DIVIDEND REINVESTMENT OR PERMITTED EXCHANGE. ALL CLASS B SHARE ATTRIBUTES, INCLUDING ASSOCIATED CONTINGENT DEFERRED SALES CHARGE SCHEDULES, CONVERSION FEATURES AND DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN FEES, WILL CONTINUE IN EFFECT. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS. CLASS A SHARE ANNUAL RETURNS FOR EACH FUND ARE REPORTED, IF APPLICABLE, IN THE AVERAGE ANNUAL TOTAL RETURNS
TABLE IN THIS PROSPECTUS FOR PERIODS PRIOR TO THE INCEPTION OF CLASS B SHARES.


To obtain more information about Allegiant or Class A Shares, visit www.allegiantfunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:


RISK/RETURN INFORMATION COMMON TO THE FUNDS .............................      1
EQUITY FUNDS
   ALLEGIANT BALANCED ALLOCATION FUND ...................................      2
   ALLEGIANT INTERNATIONAL EQUITY FUND ..................................      4
   ALLEGIANT LARGE CAP CORE EQUITY FUND .................................      6
   ALLEGIANT LARGE CAP GROWTH FUND ......................................      8
   ALLEGIANT LARGE CAP VALUE FUND .......................................     10
   ALLEGIANT MID CAP VALUE FUND .........................................     11
   ALLEGIANT MULTI-FACTOR MID CAP GROWTH FUND ...........................     12
   ALLEGIANT MULTI-FACTOR SMALL CAP VALUE FUND ..........................     14
   ALLEGIANT S&P 500 INDEX FUND .........................................     16
   ALLEGIANT SMALL CAP CORE FUND ........................................     18
   ALLEGIANT SMALL CAP GROWTH FUND ......................................     20
MONEY MARKET FUNDS
   ALLEGIANT MONEY MARKET FUND ..........................................     26
   ALLEGIANT TAX EXEMPT MONEY MARKET FUND ...............................     28
FIXED INCOME FUNDS
   ALLEGIANT BOND FUND ..................................................     32
   ALLEGIANT GOVERNMENT MORTGAGE FUND ...................................     34
   ALLEGIANT INTERMEDIATE BOND FUND .....................................     36
   ALLEGIANT LIMITED MATURITY BOND FUND .................................     38
   ALLEGIANT TOTAL RETURN ADVANTAGE FUND ................................     40
   ALLEGIANT ULTRA SHORT BOND FUND ......................................     42
TAX EXEMPT BOND FUNDS
   ALLEGIANT INTERMEDIATE TAX EXEMPT BOND FUND ..........................     48
   ALLEGIANT MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND ..................     50
   ALLEGIANT OHIO INTERMEDIATE TAX EXEMPT BOND FUND .....................     52
   ALLEGIANT PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND ..............     54
INVESTMENT ADVISER, SUB-ADVISER AND INVESTMENT TEAMS ....................     58
PURCHASING, EXCHANGING AND REDEEMING FUND SHARES ........................     68
DISTRIBUTION AND SHAREHOLDER SERVICING PLANS ............................     73
DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS .....................     73
APPENDIX A
   MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES ...............    A-1
   MORE INFORMATION ABOUT FUND INVESTMENTS ..............................    A-4
APPENDIX B
   FINANCIAL HIGHLIGHTS .................................................    B-1

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and uses professional investment managers to invest in securities.

Each Fund has its own investment objective and strategies for reaching that objective. The investment objective of a Fund may be changed at any time without a shareholder vote. Allegiant Asset Management Company (the "Adviser") manages the investments of each Fund. Polaris Capital Management, Inc. ("Polaris" or the "Sub-Adviser") serves as sub-adviser to a portion of the assets of the Allegiant International Equity Fund. The Adviser, with the assistance of Polaris in the case of the Allegiant International Equity Fund, invests Fund assets in a way that it believes will help a Fund achieve its objective. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its objective. The Adviser's and Sub-Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Each Fund's performance is compared to the performance of one or more benchmark indices. Except for the S&P 500(R) Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

The Adviser evaluates the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate. No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Although the Money Market Funds seek to maintain a constant price per share of $1.00, there is no guarantee that a money fund will achieve this goal and it is possible that you may lose money by investing in a Money Market Fund.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency.

EQUITY FUNDS

ALLEGIANT BALANCED ALLOCATION FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation and current income

PRINCIPAL INVESTMENT STRATEGY

Investing in a diversified portfolio of common stocks, investment grade fixed income securities and cash equivalents with varying asset allocations depending on the Adviser's assessment of market conditions

PRINCIPAL RISKS

Market risk, allocation risk, small companies risk, foreign risk, interest rate risk, credit risk, active trading risk, derivatives risk, prepayment/ extension risk

TICKER SYMBOL

ALOBX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 20% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities and asset-backed securities, and up to 30% of its net assets in cash and cash equivalent securities, and all types of short-term money market instruments. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund may invest up to 25% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund may also invest in the common stock of small cap companies.

The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund primarily invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO")) for current income. If a fixed income security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the SEC and the instrument's liquidity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income or equity markets as a whole.

ALLOCATION RISK. The Fund is subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange. It may be harder to sell the smallest capitalization company stocks, which can reduce the selling prices.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These

                                                                    EQUITY FUNDS

                                              ALLEGIANT BALANCED ALLOCATION FUND

currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. If the Adviser frequently buys and sells securities, the result may be correspondingly higher expenses and other transaction costs, which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

DERIVATIVES RISK. The Fund may invest in derivative instruments, such as options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid, and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Balanced Allocation Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

For more information about the Fund's principal strategies and other investments, see "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


        1999     2000    2001     2002      2003     2004    2005    2006
       -------------------------------------------------------------------
       14.28%   0.64%   -7.63%   -14.56%   21.09%   6.56%   4.73%   11.05%
       -------------------------------------------------------------------

                        Best Quarter     15.93%   (12/31/99)
                        Worst Quarter   -11.25%    (9/30/02)

The Fund's year-to-date total return for Class B Shares through June 30, 2007 was 5.29%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2006)

-----------------------------------------------------------------------------------------
                                                                      SINCE      DATE OF
CLASS B SHARES                                  1 YEAR   5 YEARS    INCEPTION   INCEPTION
-----------------------------------------------------------------------------------------
Allegiant Balanced Allocation Fund                                              11/11/98

   Returns Before Taxes                         11.05%     5.10%      4.85%

   Returns After Taxes on Distributions(1)      10.31%     4.81%      3.93%

   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)                    7.84%     4.27%      3.70%
-----------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond Index(2)
(reflects no deduction for                                                       Since
fees, expenses or taxes)                         4.33%     5.06%      5.51%     10/31/98
-----------------------------------------------------------------------------------------
S&P 500(R) Index(3)
(reflects no deduction for                                                       Since
fees, expenses or taxes)                        15.79%     6.19%      4.82%     10/31/98
-----------------------------------------------------------------------------------------
Balanced Allocation Hybrid Benchmark Index(4)
(reflects no deduction for                                                       Since
fees, expenses or taxes)                        11.21%     5.74%      5.51%     10/31/98
-----------------------------------------------------------------------------------------

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF THE SHARES.

(2) THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

(3) THE S&P 500(R) INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

(4) THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX IS A BLEND OF 60% S&P 500(R) INDEX AND 40% LEHMAN U.S. AGGREGATE BOND INDEX, AS CALCULATED BY THE ADVISER.

FUND FEES AND EXPENSES

See page 22 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in common stocks of foreign issuers

PRINCIPAL RISKS

Market risk, foreign risk, multi-national companies risk, country risk, active trading risk, derivatives risk

SUB-ADVISER

Polaris Capital Management, Inc.

TICKER SYMBOL

AMINX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in equity securities that are tied economically to a number of countries throughout the world. The Fund will limit investments in securities of issuers in countries with developing markets (non-MSCI EAFE, as defined below) or economies to no more than 25% of the Fund's total assets. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in foreign equity securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund may invest in all capitalization size common stocks.


The Adviser has delegated to Polaris the responsibility for providing portfolio management services to a portion of the Fund's assets. The Adviser has allocated the Fund's assets between a growth strategy ("International Growth Component") and a value strategy ("International Value Component"). Polaris furnishes investment advisory services to the International Value Component. The Adviser monitors the performance of Polaris and, at any point, the Adviser could change the allocation of the Fund's assets between itself and Polaris on a basis determined by the Adviser to be in the best interest of shareholders. This means that the portion of the assets managed by the Adviser could be significantly larger than that managed by Polaris or vice versa and that the difference between such proportions could change from time to time. The Fund also utilizes an active trading approach.

The Adviser furnishes investment advisory services to the International Growth Component and makes judgments about the attractiveness of countries based upon a collection of criteria. The relative growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The Adviser focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The percentage of the International Growth Component in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index.

The Adviser focuses on companies in developed markets with long-term growth potential that are consistent with reasonable investment risk. The Adviser's disciplined, risk managed process combines top down country allocation with investments in high quality, growth-oriented stocks available at attractive relative valuations. The Adviser's proprietary quantitative model drives country allocation, while individual stocks are selected through a qualitative process that incorporates a multi-factor approach to find companies with sustainable growth characteristics. Risk is controlled by ensuring diversification across sectors and using both fundamental and statistical models to monitor volatility.

Polaris' pure value style of investment management combines proprietary investment technology and traditional fundamental research to uncover companies with the most undervalued cash flow or assets, in any industry or country. Polaris takes an all-cap approach and utilizes bottom-up analysis, anchored by its proprietary "Global Cost of Equity" model, to select between 50 and 75 stocks.

The Fund's investments in equity securities may include common stocks, American Depositary Receipts or other U.S. listings of foreign common stocks, and exchange traded funds, closed-end funds or stock index futures whose underlying value is derived from common stocks in foreign markets.

The Fund may use exchange traded funds, closed-end funds and derivative instruments, combined with investments in money market securities and forward currency agreements, to gain broad exposure to markets and/or a particular index in a more efficient manner. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the Securities and Exchange Commission ("SEC") and the instrument's liquidity. The Adviser may use these instruments because they lower costs such as commission, custody and foreign withholding or stamp taxes. These instruments are not used for the purpose of introducing leverage in the Fund. The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risks, or as part of a hedging strategy.


PRINCIPAL RISKS OF INVESTING


MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

                                                                    EQUITY FUNDS

                                             ALLEGIANT INTERNATIONAL EQUITY FUND

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.


FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.


Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.


MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

ACTIVE TRADING RISK. If the Adviser frequently buys and sells securities, the result may be correspondingly higher expenses and other transaction costs, which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

DERIVATIVES RISK. The Fund may invest in derivative instruments, such as options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments.


For more information about the Fund's principal strategies and other investments, see "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


    1999      2000      2001      2002     2003     2004     2005     2006
   ------------------------------------------------------------------------
   48.70%   -17.71%   -26.05%   -19.66%   31.84%   15.73%   10.21%   27.77%

                      Best Quarter     35.91%   (12/31/99)
                      Worst Quarter   -20.00%    (9/30/02)

The Fund's year-to-date total return for Class B Shares through June 30, 2007 was 10.77%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

-------------------------------------------------------------------------------
                                                            SINCE      DATE OF
CLASS B SHARES                         1 YEAR   5 YEARS   INCEPTION   INCEPTION
-------------------------------------------------------------------------------
Allegiant International Equity Fund                                     1/6/98

   Returns Before Taxes                27.77%    11.54%     7.22%

   Returns After Taxes on
   Distributions(1)                    27.77%    11.43%     6.92%

   Returns After Taxes on
   Distributions and Sale of Fund
   Shares(1)                           18.05%    10.05%     6.20%
-------------------------------------------------------------------------------
MSCI EAFE Index(2)
(reflects no deduction for                                              Since
fees, expenses or taxes)               26.34%    14.98%     8.39%     12/31/97
-------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE MSCI EAFE INDEX IS AN UNMANAGED INDEX COMPRISING 21 MSCI COUNTRY INDICES, REPRESENTING DEVELOPED MARKETS OUTSIDE OF NORTH AMERICA.

FUND FEES AND EXPENSES

See page 22 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT LARGE CAP CORE EQUITY FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in common stocks of large cap companies

PRINCIPAL RISKS

Market risk, active trading risk

TICKER SYMBOL

ARCEX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests in a diversified portfolio of large cap common stocks. The Adviser employs a philosophy combining disciplined portfolio construction with flexible security selection that blends both value and growth investment styles. The Fund is generally a focused portfolio maintaining the same sector percentages as the S&P 500(R) Index, thus providing shareholders with a broad equity market exposure. A large portion of the Fund will be invested in companies with market capitalizations similar to the S&P 500(R) Index.


The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. The Adviser focuses on a combination of fundamental, technical, and sentiment factors to help identify appropriate investments for the Fund. Among the factors considered are the following: the quality of the company's management team; industry position; the company's business model; and historical growth rates. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.


The Fund considers a large-capitalization or "large cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the S&P 500(R) Index. The market capitalization range of the S&P 500(R) Index changes constantly, and as a result, the capitalization of large cap companies in which the Large Cap Core Equity Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the S&P 500(R) Index. As of August 31, 2007, market capitalizations of companies in the S&P 500(R) Index ranged from approximately $1.7 billion to $472.5 billion.


PRINCIPAL RISKS OF INVESTING


MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.


ACTIVE TRADING RISK. If the Adviser frequently buys and sells securities, the result may be correspondingly higher expenses and other transaction costs, which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For more information about the Fund's principal strategies and other investments, see "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

                                                                    EQUITY FUNDS

                                            ALLEGIANT LARGE CAP CORE EQUITY FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


    1999      2000      2001      2002     2003     2004     2005     2006
   ------------------------------------------------------------------------
   18.92%    0.71%    -15.03%   -20.94%   25.79%    6.51%    5.35%    9.04%

                      Best Quarter     13.53%    (6/30/03)
                      Worst Quarter   -17.78%    (9/30/02)

The Fund's year-to-date total return for Class B Shares through June 30, 2007 was 5.06%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

-------------------------------------------------------------------------------
                                                            SINCE      DATE OF
CLASS B SHARES                        1 YEAR    5 YEARS   INCEPTION   INCEPTION
-------------------------------------------------------------------------------
Allegiant Large Cap Core Equity Fund                                   1/6/98

   Returns Before Taxes                9.04%     4.00%      5.65%

   Returns After Taxes on
   Distributions(1)                    8.06%     3.63%      4.81%

   Returns After Taxes on
   Distributions and Sale of Fund
   Shares(1)                           7.19%     3.37%      4.64%
-------------------------------------------------------------------------------
S&P 500(R) Index(2)
(reflects no deduction for                                              Since
fees, expenses or taxes)              15.79%     6.19%      5.96%     12/31/97
-------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF THE SHARES.

(2) THE S&P 500(R) INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

FUND FEES AND EXPENSES

See page 22 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in growth-oriented common stocks of large cap companies

PRINCIPAL RISKS

Market risk, active trading risk

TICKER SYMBOL

AREGX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of growth-oriented large cap common stocks. The Adviser employs a philosophy combining disciplined portfolio construction with flexible security selection. The Fund is generally a focused portfolio maintaining the same sector percentages as the Russell 1000 Growth Index, thus providing shareholders with increased exposure to the growth areas of the equity market. A large portion of the Fund will be invested in companies with market capitalizations similar to the Russell 1000 Growth Index. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.


The Fund considers a large-capitalization or "large cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 1000 Growth Index. The market capitalization range of the Russell 1000 Growth Index changes constantly, and as a result, the capitalization of large cap companies in which the Large Cap Growth Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 1000 Growth Index. As of August 31, 2007, market capitalizations of companies in the Russell 1000 Growth Index ranged from approximately $1.2 billion to $482.9 billion.


PRINCIPAL RISKS OF INVESTING


MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.


ACTIVE TRADING RISK. If the Adviser frequently buys and sells securities, the result may be correspondingly higher expenses and other transaction costs, which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For more information about the Fund's principal strategies and other investments, see "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

                                                                    EQUITY FUNDS

                                                 ALLEGIANT LARGE CAP GROWTH FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


             1999    2000     2001     2002    2003    2004    2005   2006
            ---------------------------------------------------------------
            22.04%  -6.06%  -15.03%  -28.86%  18.94%   2.79%   4.63%  6.63%

                         Best Quarter        17.88%      (12/31/99)
                         Worst Quarter      -16.32%       (3/31/01)

The Fund's year-to-date total return for Class B Shares through June 30, 2007 was 7.00%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

-----------------------------------------------------------------------------------------------------
                                                                                 SINCE      DATE OF
CLASS B SHARES                                    1 YEAR    5 YEARS  10 YEARS  INCEPTION   INCEPTION
-----------------------------------------------------------------------------------------------------
Allegiant Large Cap Growth Fund                                                              1/6/98

   Returns Before Taxes                            6.63%    -0.60%     12.37%     2.02%

   Returns After Taxes on Distributions(1)         5.10%    -1.03%      4.03%     1.46%

   Returns After Taxes on
   Distributions and Sale of Fund Shares(1)        6.36%    -0.52%      3.95%     1.61%
-----------------------------------------------------------------------------------------------------
Russell 1000 Growth Index(2)
(reflects no deduction for                                                                    Since
fees, expenses or taxes)                           9.07%     2.69%      5.44%     2.98%      12/31/97
-----------------------------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 22 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT LARGE CAP VALUE FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in value-oriented common stocks of large cap companies

PRINCIPAL RISK

Market risk

TICKER SYMBOL

AEINX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in common stocks of publicly traded U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities. In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer attractive valuation and improving dynamics.


The Fund considers a large-capitalization or "large cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 1000 Value Index. The market capitalization range of the Russell 1000 Value Index changes constantly, and as a result, the capitalization of large cap companies in which the Large Cap Value Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 1000 Value Index. As of August 31, 2007, market capitalizations of companies in the Russell 1000 Value Index ranged from approximately $1.2 billion to $482.9 billion.


PRINCIPAL RISKS OF INVESTING


MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For more information about the Fund's principal strategies and other investments, see "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


         1999     2000     2001     2002     2003    2004     2005    2006
        -------------------------------------------------------------------
        -0.92%   10.53%   -4.75%   15.92%   26.04%   2.79%   8.92%   19.90%

                     Best Quarter      15.21%     (6/30/03)
                     Worst Quarter    -18.11%     (9/30/02)

The Fund's year-to-date total return for Class B Shares through June 30, 2007 was 8.00%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

-----------------------------------------------------------------------------------------------------
                                                                                 SINCE      DATE OF
CLASS B SHARES                                    1 YEAR    5 YEARS  10 YEARS  INCEPTION   INCEPTION
-----------------------------------------------------------------------------------------------------
Allegiant Large Cap Value Fund                                                               1/6/98

   Returns Before Taxes                            19.90%    9.21%     8.60%     6.78%

   Returns After Taxes on Distributions(1)         17.85%    8.35%     7.45%     5.78%

   Returns After Taxes on
   Distributions and Sale of Fund Shares(1)        15.26%    7.84%     7.08%     5.54%
-----------------------------------------------------------------------------------------------------
Russell 1000 Value Index(2)
(reflects no deduction for                                                                    Since
fees, expenses or taxes)                           22.25%    10.86%   11.00%     8.59%       12/31/97
-----------------------------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF THE SHARES.

(2) THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 23 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                    EQUITY FUNDS

                                                    ALLEGIANT MID CAP VALUE FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in value-oriented common stocks of mid cap companies

PRINCIPAL RISK

Market risk

TICKER SYMBOL

ARVBX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests in value-oriented common stocks of U.S. mid cap companies. The Adviser generally seeks to invest in companies trading at a discount to intrinsic value with a margin of safety, utilizing a discounted cash flow methodology. Key drivers include revenue growth, profit margin and asset turnover trends. The Adviser generally sells securities upon market realization of a company's intrinsic value.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.


The Fund considers a mid-capitalization or "mid cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Value Index. The market capitalization range of the Russell Midcap Value Index changes constantly, and as a result, the capitalization of mid cap companies in which the Mid Cap Value Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell Midcap Value Index. As of August 31, 2007, market capitalizations of companies in the Russell Midcap Value Index ranged from approximately $1.2 billion to $19.5 billion.


PRINCIPAL RISKS OF INVESTING


MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The Fund is also subject to the risk that value-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For more information about the Fund's principal strategies and other investments, see "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

Prior to March 1, 2004, the Fund invested in value-oriented common stocks of small cap and mid cap companies. Accordingly, performance information prior to March 1, 2004 reflects the results of the previous investment strategy.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


                         2004         2005         2006
                        --------------------------------
                        20.30%       14.40%       19.34%

                     Best Quarter     12.36%     (12/31/04)
                     Worst Quarter    -0.96%      (6/30/06)

The Fund's year-to-date total return for Class B Shares through June 30, 2007 was 12.01%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------------------
                                                                        SINCE      DATE OF
CLASS B SHARES                                              1 YEAR    INCEPTION   INCEPTION
--------------------------------------------------------------------------------------------
Allegiant Mid Cap Value Fund                                                        6/2/03

  Returns Before Taxes                                       19.34%     20.81%

  Returns After Taxes on
  Distributions(1)                                           18.25%     18.36%

  Returns After Taxes on
  Distributions
  and Sale of Fund Shares(1)                                 13.62%     17.13%
--------------------------------------------------------------------------------------------
Russell Midcap Value Index(2)
(reflects no deduction for                                                          Since
fees, expenses or taxes)                                     20.22%     22.33%     5/31/03
--------------------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

(2) THE RUSSELL MIDCAP VALUE INDEX IS AN UNMANAGED, MARKET-WEIGHTED TOTAL RETURN INDEX THAT TRACKS THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH RATES.

FUND FEES AND EXPENSES

See page 23 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT MULTI-FACTOR MID CAP GROWTH FUND



--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in growth-oriented common stocks of mid cap companies

PRINCIPAL RISKS


Market risk, active trading risk, IPO risk


TICKER SYMBOL

AQIBX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENTS STRATEGIES

The Fund invests in growth-oriented common stocks of U.S. mid cap companies (i.e., companies within the Russell Midcap Index that possess higher price-to-book ratios and higher forecasted growth values). Using an analytical process together with fundamental research methods, the Adviser rates the performance potential of companies and buys those stocks that it believes offer the best prospects for superior performance relative to the securities of comparable companies. The Adviser assesses a company's prospects for growth by reviewing and analyzing purchase candidates individually. The Fund also utilizes an active trading approach. The Fund may invest in initial public offerings ("IPOs"), the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities of mid cap companies that the Adviser believes offer the potential for accelerated earnings or revenue growth relative to the broader stock market. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.

Although the Fund is diversified and does not intend to focus on any particular industry sectors, the Fund's investment strategy may involve, at times, investing a significant portion of its assets in one or more industry sectors that the Adviser believes hold high potential for growth. As a result, poor performance or negative economic events affecting one or more of these sectors could have a greater impact on the Fund than on other funds that maintain broader sector coverage.


The Fund considers a mid-capitalization or "mid cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Growth Index.

The market capitalization range of the Russell Midcap Growth Index changes constantly, and as a result, the capitalization of mid cap companies in which the Multi-Factor Mid Cap Growth Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell Midcap Growth Index. As of August 31, 2007, market capitalizations of companies in the Russell Midcap Growth Index ranged from approximately $1.2 billion to $22.7 billion.


PRINCIPAL RISKS OF INVESTING


MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The Fund is also subject to the risk that growth-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.


ACTIVE TRADING RISK. If the Adviser frequently buys and sells securities, the result may be correspondingly higher expenses and other transaction costs, which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

IPO RISK. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.


For more information about the Fund's principal strategies and other investments, see "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

                                                                    EQUITY FUNDS

                                      ALLEGIANT MULTI-FACTOR MID CAP GROWTH FUND

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Mid Capitalization Fund which was reorganized into the Fund on that date.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


 1997    1998    1999     2000     2001     2002    2003    2004   2005   2006
-------------------------------------------------------------------------------
10.87%  10.17%  44.47%   -8.72%  -19.65%  -31.92%  32.92%   4.88%  5.37%  6.11%

                Best Quarter     34.66%   (12/31/99)
                Worst Quarter   -27.38%    (9/30/01)

The Fund's year-to-date total return for Class B Shares through June 30, 2007 was 14.24%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
CLASS B SHARES                                     1 YEAR   5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Allegiant Multi-Factor Mid Cap Growth Fund

  Returns Before Taxes                               6.11%   1.19%       3.37%

  Returns After Taxes on Distributions(1)            6.11%   1.19%       0.88%

  Returns After Taxes on Distributions and
  Sale of Fund Shares(1)                             3.97%   1.02%       2.09%
--------------------------------------------------------------------------------
Russell Midcap Growth Index(2)
(reflects no deduction for
fees, expenses or taxes)                            10.66%   8.22%       8.62%
--------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF THE SHARES.

(2) THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL MIDCAP INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL MIDCAP INDEX MEASURES THE PERFORMANCE OF THE 800 SMALLEST U.S. COMPANIES AMONG THE LARGEST 1,000 U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 23 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT MULTI-FACTOR SMALL CAP VALUE FUND



--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in value-oriented common stocks of small cap companies

PRINCIPAL RISKS

Market risk, small companies risk

TICKER SYMBOL

ASMVX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in common stocks of U.S. companies with small stock market capitalizations that are believed to be conservatively valued. Using an analytical process together with fundamental research methods to implement a "value" approach, the Adviser rates the performance potential of companies and buys those securities it considers to be conservatively valued relative to the securities of comparable companies. In searching for securities with lower than average valuations, the Adviser considers, among other things, price-to-earnings and price-to-book ratios. The Adviser assesses a company's valuation and prospects by reviewing and analyzing investment candidates individually. The Adviser, through a focused approach, will invest in fewer securities relative to other Funds it manages in the Multi-Factor style.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities of small cap companies (i.e., companies with market capitalizations approximately equivalent to those that fall in the lowest 15% of publicly traded companies represented in the Russell 2000 Value Index). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.


The Fund considers a small-capitalization or "small cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Value Index. The market capitalization range of the Russell 2000 Value Index changes constantly, and as a result, the capitalization of small cap companies in which the Multi-Factor Small Cap Value Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 2000 Value Index. As of August 31, 2007, market capitalizations of companies in the Russell 2000 Value Index ranged from approximately $27.0 million to $5.0 billion.


PRINCIPAL RISKS OF INVESTING


MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The Fund is also subject to the risk that value-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.


SMALL COMPANIES RISK. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange. It may be harder to sell the smallest capitalization company stocks, which can reduce their selling prices.


For more information about the Fund's principal strategies and other investments, see "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

                                                                    EQUITY FUNDS

                                     ALLEGIANT MULTI-FACTOR SMALL CAP VALUE FUND

PERFORMANCE INFORMATION

Performance information prior to November 30, 2005 represents the performance of Allegiant Small Cap Value Fund, which on that date changed its investment objective, principal investment strategies and name to the Allegiant Multi-Factor Small Cap Value Fund.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


 1999      2000      2001       2002       2003       2004      2005      2006
 ------------------------------------------------------------------------------
 6.97%    32.35%    16.25%    -11.40%     37.65%     20.43%    -2.04%    12.16%

                      Best Quarter     18.94%   (12/31/01)
                      Worst Quarter   -18.05%    (9/30/02)

The Fund's year-to-date total return for Class B Shares through June 30, 2007 was 1.71%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

------------------------------------------------------------------------------------------------------
                                                                                 SINCE      DATE OF
CLASS B SHARES                                    1 YEAR    5 YEARS  10 YEARS  INCEPTION   INCEPTION
------------------------------------------------------------------------------------------------------
Allegiant Multi-Factor Small Cap Value Fund                                                   1/6/98

  Returns Before Taxes                            12.16%    10.04%     12.37%   10.57%

  Returns After Taxes on
  Distributions(1)                                 8.42%     7.36%      9.67%    8.19%

  Returns After Taxes on Distributions
  and Sale of Fund Shares(1)                      10.30%     7.68%      9.54%    8.14%
------------------------------------------------------------------------------------------------------
Russell 2000 Value Index(2)
(reflects no deduction for                                                                     Since
fees, expenses or taxes)                          23.48%    15.37%     13.27%   11.38%       12/31/97
------------------------------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF THE SHARES.

(2) THE RUSSELL 2000 VALUE INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2,000 SMALLEST COMPANIES OF THE 3,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 23 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT S&P 500 INDEX FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

To approximate, before Fund expenses, the investment results of the S&P 500(R) Index

PRINCIPAL INVESTMENT STRATEGY


Investing in stocks that comprise the S&P 500(R) Index


PRINCIPAL RISKS

Market risk, tracking error risk, derivatives risk

TICKER SYMBOL

AEXBX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Adviser invests substantially all, but in no event less than 80%, of the Fund's net assets plus any borrowings for investment purposes in stocks included in the S&P 500(R) Index. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The S&P 500(R) Index is made up of common stocks of 500 large, publicly traded companies. The vast majority of the Fund's assets are invested in stocks included in the S&P 500(R) Index in approximately the same relative proportion as those stocks are held in the S&P 500(R) Index. The Adviser does not generally "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis). However, the Adviser believes that employing certain active management strategies for a percentage of the Fund's assets, if successful, will result in net returns after expenses that may more closely approximate the returns of the S&P 500(R) Index. The Adviser may invest in S&P 500(R) Index futures in addition to or in place of S&P 500(R) Index stocks to attempt to equal the performance of the S&P 500(R) Index when futures are less expensive than actual stocks. The value of S&P futures closely tracks changes in the value of the S&P 500(R) Index. The Fund may also invest in other S&P 500(R) Index derivatives with economic characteristics similar to the common stocks in the S&P 500(R) Index. Under normal circumstances, investments in derivatives will not exceed 20% of the Fund's net assets. The Fund may purchase a security that is scheduled to be included in the S&P 500(R) Index but prior to the effective inclusion date. The Fund may also temporarily continue to hold a security that has been deleted from the S&P 500(R) Index. A diversified subset of stocks held in the Fund may have weights slightly higher or lower than those in the S&P 500(R) Index with the goal of adding small incremental performance relative to the S&P 500(R) Index. Stocks that are held in very small proportions in the S&P 500(R) Index may be excluded from the Fund or held short if they are expected to underperform.


PRINCIPAL RISKS OF INVESTING


MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks comprising the S&P 500(R) Index may underperform other segments of the equity markets or the equity markets as a whole.

DERIVATIVES RISK. The Fund may invest in derivative instruments, such as options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments.

TRACKING ERROR RISK. The Fund's ability to replicate the performance of the S&P 500(R) Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.


For more information about the Fund's principal strategies and other investments, see "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

                                                                    EQUITY FUNDS

                                                    ALLEGIANT S&P 500 INDEX FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


                  2001     2002     2003   2004   2005    2006
               --------------------------------------------------
                 -13.10%  -23.39%  27.00%  9.50%  3.50%  14.25%

                       Best Quarter     15.04%  (6/30/03)
                       Worst Quarter   -17.72%  (9/30/02)

The Fund's year-to-date total return for Class B Shares through June 30, 2007 was 6.29%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
                                                              SINCE     DATE OF
CLASS B SHARES                             1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Allegiant S&P 500 Index Fund                                             1/4/00

   Returns Before Taxes                    14.25%   4.73%     0.47%

   Returns After Taxes on Distributions(1) 14.04%   4.60%     0.36%

   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)               9.51%   4.03%     0.36%
--------------------------------------------------------------------------------
S&P 500(R) Index(2)
(reflects no deduction for fees,                                         Since
expenses or taxes)                         15.79%   6.19%     1.13%    12/31/99
--------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.


(2) THE S&P 500(R) INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE. "S&P 500" IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE BY ALLEGIANT ASSET MANAGEMENT COMPANY. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.


FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT SMALL CAP CORE FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in common stocks of small cap companies

PRINCIPAL RISKS

Market risk, small companies risk

TICKER SYMBOL

ASCBX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of publicly traded small cap U.S. equity securities that possess both value and growth characteristics. The Adviser's investment process is to invest in securities of companies based on the Adviser's analysis of the company's cash flow. The Adviser's investment process focuses, specifically, on Cash Flow Return on Investment (CFROI(R)).1 CFROI(R) is calculated in percentage terms by dividing gross cash flow by gross cash investment. CFROI(R) is an inflation-adjusted measure of corporate performance that attempts to reduce accounting distortions and allow for more accurate comparisons between companies, different market caps, sectors and industries. Investment Counselors believes that CFROI(R) provides a more accurate predictor of future value than other broadly used analysis methods. The Adviser first screens companies based on corporate performance utilizing the CFROI(R) measure, and then screens companies based on cash flow valuation metrics to determine if the stock is attractively priced. The Adviser believes that it does not matter what a particular company's cash flow change is if the stock is overvalued.

In addition, as part of its screening process, the Adviser looks for companies whose management understands how to create value for shareholders, deploy capital, that have low debt and a consistent dividend policy, and that are market leaders with respect to the product or service they provide, as well as companies that are part of a strong or growing industry. The Adviser will generally sell a security when cash flow return on investment flattens or declines, market price equals or exceeds cash flow value "target," company characteristics deteriorate, when there are cash flow related impacts to an earnings warning, and when the stock experiences underperformance. However, none of the sell characteristics are automatic.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.


The Fund considers a small-capitalization or "small cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. The market capitalization range of the Russell 2000 Index changes constantly, and as a result, the capitalization of small cap companies in which the Small Cap Core Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 2000 Index. As of August 31, 2007, market capitalizations of companies in the Russell 2000 Index ranged from approximately $27.0 million to $5.0 billion.


PRINCIPAL RISKS OF INVESTING


MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The Fund is also subject to the risk that small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.


SMALL COMPANIES RISK. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange. It may be harder to sell the smallest capitalization company stocks, which can reduce their selling prices.


For more information about the Fund's principal strategies and other investments, see "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

--------------------------------------------------------------------------------

(1)CFROI is a registered trademark of CSFB Holt.

                                                                    EQUITY FUNDS

                                                   ALLEGIANT SMALL CAP CORE FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


                                  2005    2006
                                ------------------
                                  2.72%  10.39%

                       Best Quarter    12.19%  (3/31/06)
                       Worst Quarter   -3.94%  (6/30/06)

The Fund's year-to-date total return for Class B Shares through June 30, 2007 was 12.15%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
                                                              SINCE     DATE OF
CLASS B SHARES                                      1 YEAR  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Allegiant Small Cap Core Fund                                           4/02/04

   Returns Before Taxes                             10.39%     8.45%

   Returns After Taxes on Distributions(1)           9.64%     8.18%

   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)                        7.75%     7.25%
--------------------------------------------------------------------------------
Russell 2000 Index(2)
(reflects no deduction for                                               Since
fees, expenses or taxes)                            18.37%    12.37%    3/31/04
--------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2,000 SMALLEST COMPANIES OF THE 3,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in growth-oriented common stocks of small cap companies

PRINCIPAL RISKS


Market risk, small companies risk, active trading risk, IPO risk


TICKER SYMBOL

ASGRX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests in a diversified portfolio of publicly traded small cap equity securities of U.S. companies. The Adviser seeks to invest in small cap companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund may invest in initial public offerings ("IPOs"), the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.


The Fund considers a small-capitalization or "small cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Growth Index. The market capitalization range of the Russell 2000 Growth Index changes constantly, and as a result, the capitalization of small cap companies in which the Small Cap Growth Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 2000 Growth Index. As of August 31, 2007, market capitalizations of companies in the Russell 2000 Growth Index ranged from approximately $124.0 million to $3.5 billion.


PRINCIPAL RISKS OF INVESTING


MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.


SMALL COMPANIES RISK. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange. It may be harder to sell the smallest capitalization company stocks, which can reduce their selling prices.

ACTIVE TRADING RISK. If the Adviser frequently buys and sells securities, the result may be correspondingly higher expenses and other transaction costs, which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

IPO RISK. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.


For more information about the Fund's principal strategies and other investments, see "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

                                                                    EQUITY FUNDS

                                                 ALLEGIANT SMALL CAP GROWTH FUND
PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


      1999      2000     2001      2002     2003     2004     2005     2006
     ----------------------------------------------------------------------
     34.81%   -15.73%   -8.97%   -39.87%   44.25%   -0.87%   -5.84%   6.67%

                       Best Quarter     35.90%  (12/31/99)
                       Worst Quarter   -25.97%   (9/30/01)

The Fund's year-to-date total return for Class B Shares through June 30, 2007 was 7.79%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
                                                              SINCE     DATE OF
CLASS B SHARES                             1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Allegiant Small Cap Growth Fund                                         1/6/98

  Returns Before Taxes                      6.67%   -2.89%    -0.42%

  Returns After Taxes on
  Distributions(1)                          6.67%   -2.89%    -0.68%

  Returns After Taxes on Distributions
  and Sale of Fund Shares(1)                4.33%   -2.43%    -0.39%
--------------------------------------------------------------------------------
Russell 2000 Growth Index(2)
(reflects no deduction for                                              Since
fees, expenses or taxes)                   13.35%    6.93%     4.02%  12/31/97
--------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL 2000 GROWTH INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2,000 SMALLEST COMPANIES OF THE 3,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold Fund shares.

----------------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------

                                                  BALANCED    INTERNATIONAL    LARGE CAP    LARGE CAP
                                                 ALLOCATION      EQUITY       CORE EQUITY    GROWTH
CLASS B SHARES                                      FUND          FUND            FUND        FUND
--------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                 None           None           None         None
--------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)             5.00%          5.00%          5.00%        5.00%
--------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                 None           None           None         None
--------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                  None           None           None         None
--------------------------------------------------------------------------------------------------------
Exchange Fee                                        None           None           None         None
--------------------------------------------------------------------------------------------------------

----------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
----------------------------------------------

Investment Advisory Fees                            0.75%          1.15%(*,2)     0.75%(3)     0.75%(3)
--------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                           0.75%          0.75%          0.75%        0.75%
--------------------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(4)                    0.25%          0.25%          0.25%        0.25%
--------------------------------------------------------------------------------------------------------
   Other                                            0.19%          0.18%          0.13%        0.14%
--------------------------------------------------------------------------------------------------------
Total Other Expenses                                0.44%          0.43%          0.38%        0.39%
--------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                     0.05%(5)        N/A            N/A          N/A
--------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                  1.99%          2.33%*         1.88%        1.89%
--------------------------------------------------------------------------------------------------------

SEE PAGE 24 FOR ALL OTHER FOOTNOTES.

--------------------------------------------------------------------------------
* EXPENSES ARE BASED ON AMOUNTS INCURRED BY THE FUND DURING ITS MOST RECENT FISCAL YEAR (ADJUSTED FOR CURRENT DISTRIBUTION (12B-1) FEES EXPECTED TO BE INCURRED) AND DO NOT REFLECT A VOLUNTARY WAIVER OF INVESTMENT ADVISORY FEES BY THE ADVISER. THIS VOLUNTARY WAIVER IS EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2008 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THIS WAIVER, ACTUAL INVESTMENT ADVISORY FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE FISCAL YEAR ENDED MAY 31, 2007 WERE:

                                                          INTERNATIONAL
                                                             EQUITY
                                                              FUND
--------------------------------------------------------------------------------
Investment Advisory Fees                                      1.00%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                          2.18%
--------------------------------------------------------------------------------

                                                                    EQUITY FUNDS

----------------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------

                                                  LARGE CAP   MID CAP   MULTI-FACTOR   MULTI-FACTOR
                                                    VALUE      VALUE      MID CAP        SMALL CAP
CLASS B SHARES                                      FUND        FUND     GROWTH FUND    VALUE FUND
------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                  None       None        None           None
------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)              5.00%      5.00%       5.00%          5.00%
------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                  None       None        None           None
------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                   None       None        None           None
------------------------------------------------------------------------------------------------------
Exchange Fee                                         None       None        None           None
------------------------------------------------------------------------------------------------------

-----------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------

Investment Advisory Fees(3)                          0.75%      1.00%*      1.00%*         1.00%
------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                            0.75%      0.75%       0.75%          0.75%
------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(4)                     0.25%      0.25%       0.25%          0.25%
------------------------------------------------------------------------------------------------------
   Other                                             0.13%      0.14%       0.43%(6)       0.15%
------------------------------------------------------------------------------------------------------
Total Other Expenses                                 0.38%      0.39%       0.68%          0.40%
------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                       N/A       0.02%(5)     N/A            N/A
------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                   1.88%      2.16%*      2.43%*         2.15%
------------------------------------------------------------------------------------------------------

SEE PAGE 24 FOR ALL OTHER FOOTNOTES.

--------------------------------------------------------------------------------
* EXPENSES ARE BASED ON AMOUNTS INCURRED BY THE FUNDS DURING THEIR MOST RECENT FISCAL YEAR (ADJUSTED FOR CURRENT DISTRIBUTION (12B-1) FEES EXPECTED TO BE INCURRED) AND DO NOT REFLECT VOLUNTARY WAIVERS OF INVESTMENT ADVISORY FEES BY THE ADVISER. THESE VOLUNTARY WAIVERS ARE EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2008 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THESE WAIVERS, ACTUAL INVESTMENT ADVISORY FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE FISCAL YEAR ENDED MAY 31, 2007 WERE:

                                             MID CAP         MULTI-FACTOR
                                              VALUE             MID CAP
                                               FUND           GROWTH FUND
--------------------------------------------------------------------------------
Investment Advisory Fees                      0.75%             0.45%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses          1.91%             1.88%
--------------------------------------------------------------------------------

EQUITY FUNDS

-----------------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------------

                                                   S&P 500   SMALL CAP   SMALL CAP
                                                    INDEX      CORE       GROWTH
CLASS B SHARES                                      FUND       FUND        FUND
-------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                  None       None        None
-------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)              5.00%      5.00%       5.00%
-------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                  None       None        None
-------------------------------------------------------------------------------------
Redemption Fee (as a percentage

of amount redeemed, if applicable)                   None       None        None
-------------------------------------------------------------------------------------
Exchange Fee                                         None       None        None
-------------------------------------------------------------------------------------

-----------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------

Investment Advisory Fees                             0.35%*     1.00%(3)    1.00%(*,3)
-------------------------------------------------------------------------------------
Distribution (12b-1) Fees                            0.75%      0.75%       0.75%
-------------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------------
   Shareholder Servicing Fees(4)                     0.25%      0.25%       0.25%
-------------------------------------------------------------------------------------
   Other                                             0.15%      0.12%       0.61%
-------------------------------------------------------------------------------------
Total Other Expenses                                 0.40%      0.37%       0.86%
-------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                       N/A       0.01%(5)     N/A
-------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                   1.50%*     2.13%       2.61%*
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* EXPENSES ARE BASED ON AMOUNTS INCURRED BY THE FUND DURING ITS MOST RECENT FISCAL YEAR (ADJUSTED FOR CURRENT DISTRIBUTION (12B-1) FEES EXPECTED TO BE INCURRED) AND DO NOT REFLECT A VOLUNTARY WAIVER OF INVESTMENT ADVISORY FEES BY THE ADVISER. THIS VOLUNTARY WAIVER IS EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2008 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THIS WAIVER, ACTUAL INVESTMENT ADVISORY FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE FISCAL YEAR ENDED MAY 31, 2007 WERE:

                                             S&P 500         SMALL CAP
                                              INDEX           GROWTH
                                               FUND            FUND
--------------------------------------------------------------------------------
Investment Advisory Fees                      0.20%            0.55%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses          1.35%            2.16%
--------------------------------------------------------------------------------


(1) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. Class B Shares convert to Class A Shares after eight years. For more information, see the "Contingent Deferred Sales Charges" section of this prospectus.

(2) From its advisory fee, the Adviser pays a sub-advisory fee to Polaris based on the portion of assets of the Fund allocated to Polaris as follows: 0.35% of the first $125 million of assets managed, 0.40% of assets managed between $125 million and $200 million and 0.50% of assets managed over $200 million.

(3) The advisory fee is reduced to 0.95% on assets of $500 million or more, but less than $1 billion and to 0.90% on assets of $1 billion and over for the Multi-Factor Small Cap Value, Small Cap Core and Small Cap Growth Funds. The advisory fee is reduced to 0.95% on assets of $1 billion or more, but less than $1.5 billion and to 0.90% on assets $1.5 billion and over for the Multi-Factor Mid Cap Growth and Mid Cap Value Funds. The advisory fee is reduced to 0.70% on assets of $1 billion or more, but less than $1.5 billion and to 0.65% on assets $1.5 billion and over for the Large Cap Core Equity, Large Cap Growth and Large Cap Value Funds.

(4) Certain financial institutions may provide administrative services to their customers who own Class B Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.


(5) "Acquired Fund" means any investment company in which a Fund invests or has invested during the period. A Fund's "Acquired Fund Fees and Expenses" are based on amounts for the fiscal year ended May 31, 2007. The "Total Annual Fund Operating Expenses" will not correlate to each Fund's ratio of expenses to average net assets in the Funds' Financial Highlights, which reflects the operating expenses of the Funds and does not include "Acquired Fund Fees and Expenses." The Funds calculate the Acquired Funds' expenses using the net expense ratios reported in the Acquired Funds' most recent shareholder reports.

(6) Other Expenses for the Multi-Factor Mid Cap Growth Fund include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%.

      For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Teams" and "Distribution and Shareholder Service Plans."

                                                                    EQUITY FUNDS

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in each of the Equity Funds (without any applicable waivers) with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in Class B Shares of a Fund for the time periods indicated and that you redeem your shares at the end of those periods.

The Examples also assume that your investment has a 5% return each year, Fund expenses remain the same and that you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs may be different, your approximate costs would be:

                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------

BALANCED ALLOCATION FUND
   Class B Shares(1)                  $702      $1,024     $1,273     $2,128
   Class B Shares(2)                  $202      $  624     $1,073     $2,128
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
   Class B Shares(1)                  $721      $1,082     $1,369     $2,331
   Class B Shares(2)                  $221      $  682     $1,169     $2,331
--------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
   Class B Shares(1)                  $691      $  991     $1,216     $2,013
   Class B Shares(2)                  $191      $  591     $1,016     $2,013
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
   Class B Shares(1)                  $692      $  994     $1,221     $2,024
   Class B Shares(2)                  $192      $  594     $1,021     $2,024
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND
   Class B Shares(1)                  $691      $  991     $1,216     $2,013
   Class B Shares(2)                  $191      $  591     $1,016     $2,013
--------------------------------------------------------------------------------
MID CAP VALUE FUND
   Class B Shares(1)                  $694      $1,000     $1,232     $2,045
   Class B Shares(2)                  $194      $  600     $1,032     $2,045
--------------------------------------------------------------------------------
MULTI-FACTOR MID CAP GROWTH FUND
   Class B Shares(1)                  $691      $  991     $1,216     $2,011
   Class B Shares(2)                  $191      $  591     $1,016     $2,011
--------------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP VALUE FUND
   Class B Shares(1)                  $718      $1,073     $1,354     $2,300
   Class B Shares(2)                  $218      $  673     $1,154     $2,300
--------------------------------------------------------------------------------
S&P 500 INDEX FUND
   Class B Shares(1)                  $637      $  828     $  939     $1,418
   Class B Shares(2)                  $137      $  428     $  739     $1,418
--------------------------------------------------------------------------------
SMALL CAP CORE FUND
   Class B Shares(1)                  $716      $1,067     $1,344     $2,279
   Class B Shares(2)                  $216      $  667     $1,144     $2,279
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
   Class B Shares(1)                  $719      $1,076     $1,359     $2,308
   Class B Shares(2)                  $219      $  676     $1,159     $2,308
--------------------------------------------------------------------------------


(1)   If you redeem your shares at the end of the period.

(2)   If you do not redeem your shares at the end of the period.

MONEY MARKET FUNDS

ALLEGIANT MONEY MARKET FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

High current income consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY

Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS

Interest rate risk, credit risk, counterparty risk, stable NAV risk

TICKER SYMBOL

AMBXX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a variety of high quality, short-term U.S. dollar-denominated money market securities, including certificates of deposit, time deposits and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a sovereign debt rating in the highest short-term rating category by at least two NRSROs or, if only one NRSRO has rated such debt, then by that NRSRO (or, if unrated, determined to be of comparable quality).

The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser. The Fund invests at least 95% of its total assets in securities rated in the highest rating category by one or more NRSROs or, if unrated, determined by the Adviser to be of comparable quality.

In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING


INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.


Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.



STABLE NAV RISK. A Fund's ability to maintain a $1.00 per share NAV at all times could be affected by a sharp rise in interest rates causing the value of a Fund's investments and its share price to drop, a drop in interest rates that reduces the Fund's yield or the downgrading or default of any of the Fund's holdings.


For more information about the Fund's principal strategies and other investments, see "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

                                                              MONEY MARKET FUNDS

                                                     ALLEGIANT MONEY MARKET FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


          1999    2000    2001    2002    2003    2004    2005    2006
          -------------------------------------------------------------
          4.08%   5.24%   2.93%   0.59%   0.53%   0.58%   1.90%   3.77%

                  Best Quarter       1.35%       (12/31/00)
                  Worst Quarter      0.10%        (6/30/04)

The Fund's year-to-date total return for Class B Shares through June 30, 2007 was 2.01%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
                                                          SINCE        DATE OF
CLASS B SHARES                   1 YEAR     5 YEARS     INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Allegiant Money Market Fund       3.77%      1.47%        2.73%         1/5/98
--------------------------------------------------------------------------------


FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ALLEGIANTFUNDS.COM. THE FUND'S YIELD ALSO APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES

See page 30 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

MONEY MARKET FUNDS

ALLEGIANT TAX EXEMPT MONEY MARKET FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

High current interest income exempt from federal income tax consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY

Investing in a portfolio of high quality short-term municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal income tax

PRINCIPAL RISKS

Interest rate risk, credit risk, stable NAV risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in high quality, short-term money market instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities that pay interest exempt from federal income taxes ("municipal money market instruments"). However, Fund dividends will generally be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax, but is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return tradeoff.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING


INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.


There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal money market instruments. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.


STABLE NAV RISK. A Fund's ability to maintain a $1.00 per share NAV at all times could be affected by a sharp rise in interest rates causing the value of a Fund's investments and its share price to drop, a drop in interest rates that reduces the Fund's yield or the downgrading or default of any of the Fund's holdings.


For more information about the Fund's principal strategies and other investments, see "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

                                                              MONEY MARKET FUNDS

                                          ALLEGIANT TAX EXEMPT MONEY MARKET FUND

PERFORMANCE INFORMATION

Class B Shares of the Fund had not commenced operations as of the date of this prospectus. For this reason, the performance show below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's Class A Shares performance from year to year and by showing the Fund's Class A Shares average annual returns. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


1997    1998    1999    2000    2001    2002    2003     2004     2005     2006
--------------------------------------------------------------------------------
3.27%   3.08%   2.80%   3.68%   2.73%   0.94%   0.50%    0.65%    1.85%    2.94%

                  Best Quarter       0.97%       (12/31/00)
                  Worst Quarter      0.08%        (9/30/03)

The Fund's year-to-date total return for Class A Shares through June 30, 2007 was 1.58%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
CLASS A SHARES                                      1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Tax Exempt Money Market Fund               2.94%    1.37%      2.20%
--------------------------------------------------------------------------------


FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ALLEGIANTFUNDS.COM. THE FUND'S YIELD ALSO APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES

See page 30 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

MONEY MARKET FUNDS

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

-------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
-------------------------------------

                                                                    TAX EXEMPT
                                                    MONEY MARKET   MONEY MARKET
CLASS B SHARES                                          FUND           FUND
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                   None           None
--------------------------------------------------------------------------------

Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)               5.00%          5.00%

--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                   None           None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                    None           None
--------------------------------------------------------------------------------
Exchange Fee                                          None           None
--------------------------------------------------------------------------------

----------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
----------------------------------------------

Investment Advisory Fees*                             0.30%          0.20%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                             0.75%          0.75%
--------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------
Shareholder Servicing Fees(2)                         0.25%          0.25%
--------------------------------------------------------------------------------

   Other                                              0.10%          0.10%
--------------------------------------------------------------------------------
   Total Other Expenses                               0.35%          0.35%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses*                                   1.40%          1.30%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* EXPENSES ARE BASED ON AMOUNTS INCURRED BY THE FUNDS DURING THEIR MOST RECENT FISCAL YEAR (ADJUSTED FOR CURRENT DISTRIBUTION (12b-1) FEES EXPECTED TO BE INCURRED) AND DO NOT REFLECT VOLUNTARY WAIVERS OF INVESTMENT ADVISORY FEES BY THE ADVISER. THESE VOLUNTARY WAIVERS ARE EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2008 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THIS WAIVER, ACTUAL INVESTMENT ADVISORY FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE FISCAL YEAR ENDED MAY 31, 2007 WERE:


                                                                    TAX EXEMPT
                                                    MONEY MARKET   MONEY MARKET
                                                        FUND           FUND
--------------------------------------------------------------------------------
Investment Advisory Fees                                0.25%          0.15%
--------------------------------------------------------------------------------

Total Annual Fund Operating Expenses                    1.35%          1.25%

--------------------------------------------------------------------------------

(1) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information, see "Contingent Deferred Sales Charges."

(2) Certain financial institutions may provide administrative services to their customers who own Class B Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

      For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Teams" and "Distribution and Shareholder Service Plans."

                                                              MONEY MARKET FUNDS

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in each of the Money Market Funds (without any applicable waivers) with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in Class B Shares of a Fund for the time periods indicated and that you redeem your shares at the end of those periods.

The Examples also assume that your investment has a 5% return each year, Fund expenses remain the same, and that you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs may be different, your approximate costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------

MONEY MARKET FUND
   Class B Shares(1)                       $637      $828      $939     $1,423
   Class B Shares(2)                       $137      $428      $739     $1,423
--------------------------------------------------------------------------------
TAX EXEMPT MONEY MARKET FUND
   Class B Shares(1)                       $627      $797      $886     $1,309
   Class B Shares(2)                       $127      $397      $686     $1,309
--------------------------------------------------------------------------------


(1)   If you redeem your shares at the end of the period.

(2)   If you do not redeem your shares at the end of the period.

FIXED INCOME FUNDS

ALLEGIANT BOND FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between four and twelve years

PRINCIPAL RISKS

Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk, derivatives risk

TICKER SYMBOL

ABDBX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is expected to range from four to twelve years. Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade fixed income securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as The Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns to manage risk or as part of a hedging strategy. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the SEC and the instrument's liquidity.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.


INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.


Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

                                                              FIXED INCOME FUNDS

                                                             ALLEGIANT BOND FUND


ACTIVE TRADING RISK. If the Adviser frequently buys and sells securities, the result may be correspondingly higher expenses and other transaction costs, which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

DERIVATIVES RISK. The Fund may invest in derivative instruments, such as options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on a Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments.


For more information about the Fund's principal strategies and other investments, see "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

Performance information before June 9, 2000 represents performance of the Parkstone Bond Fund which was reorganized into the Allegiant Bond Fund on that date.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


 1997     1998    1999     2000    2001    2002    2003    2004    2005    2006
-------------------------------------------------------------------------------
 8.29%   6.12%   -2.76%   6.49%   6.52%   8.95%   3.08%   2.80%   1.23%   3.25%

               Best Quarter       4.25%      (9/30/02)
               Worst Quarter     -2.71%      (6/30/04)

The Fund's year-to-date total return for Class B Shares through June 30, 2007 was 0.32%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

-------------------------------------------------------------------------------
CLASS B SHARES                                    1 YEAR    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Allegiant Bond Fund

   Returns Before Taxes                            3.25%     3.83%      4.51%

   Returns After Taxes on Distributions(1)         1.99%     2.58%      2.79%

   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)                      2.09%     2.53%      2.79%
-------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond Index(2)
(reflects no deduction for
fees, expenses or taxes)                           4.33%     5.06%      6.24%
-------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

FUND FEES AND EXPENSES

See page 44 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ALLEGIANT GOVERNMENT MORTGAGE FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in mortgage-related securities issued or guaranteed by the U.S. government, while maintaining a dollar-weighted average maturity of between three and ten years

PRINCIPAL RISKS

Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

TICKER SYMBOL

AUSGX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of mortgage-related securities issued or guaranteed by the U.S. government. The dollar-weighted average maturity of the Fund's portfolio is expected to range from three to ten years. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.


INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.


Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. If the Adviser frequently buys and sells securities, the result may be correspondingly higher expenses and other transaction costs, which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

                                                              FIXED INCOME FUNDS

                                              ALLEGIANT GOVERNMENT MORTGAGE FUND

For more information about the Fund's principal strategies and other investments, see "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone U.S. Government Income Fund which was reorganized into the Allegiant Government Mortgage Fund on that date.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


  1997    1998    1999     2000    2001    2002    2003    2004    2005    2006
-------------------------------------------------------------------------------
 6.96%   6.69%    0.20%   9.22%   6.49%   7.16%   1.27%   3.21%   1.15%   3.81%

               Best Quarter       3.74%      (9/30/01)
               Worst Quarter     -1.32%      (6/30/04)

The Fund's year-to-date total return for Class B Shares through June 30, 2007 was 0.31%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

-------------------------------------------------------------------------------
CLASS B SHARES                                       1 YEAR  5 YEARS  10 YEARS
-------------------------------------------------- -----------------------------
Allegiant Government Mortgage Fund

   Returns Before Taxes                               3.81%   3.30%     4.67%

   Returns After Taxes on Distributions(1)            2.35%   1.91%     2.80%

   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)                         2.46%   1.99%     2.83%
-------------------------------------------------- -----------------------------
Lehman Brothers Mortgage-Backed Securities Index(2)
(reflects no deduction for
fees, expenses or taxes)                              5.22%   4.85%     6.16%
-------------------------------------------------- -----------------------------


(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF MORTGAGE-BACKED SECURITIES ISSUED BY GNMA, FREDDIE MAC, AND FNMA. ALL SECURITIES IN THE INDEX ARE RATED AAA, WITH MATURITIES OF AT LEAST ONE YEAR.

FUND FEES AND EXPENSES

See page 44 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ALLEGIANT INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

High current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between three and ten years

PRINCIPAL RISKS

Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk, derivatives risk

TICKER SYMBOL

AIMBX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is expected to range from three to ten years. Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in domestic and foreign investment grade fixed income securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. and foreign governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as part of a hedging strategy. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the SEC and the instrument's liquidity.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.


INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.


Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

                                                              FIXED INCOME FUNDS

                                                ALLEGIANT INTERMEDIATE BOND FUND


ACTIVE TRADING RISK. If the Adviser frequently buys and sells securities, the result may be correspondingly higher expenses and other transaction costs, which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

DERIVATIVES RISK. The Fund may invest in derivative instruments, such as options, swaps futures and options on futures. A small investment in derivatives could have a potentially large impact on a Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments.


For more information about the Fund's principal strategies and other investments, see "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


              1999   2000   2001   2002   2003   2004   2005   2006
             -------------------------------------------------------
             -0.98%  5.77%  6.95%  8.79%  3.12%  1.76%  0.40%  2.81%

                    Best Quarter     4.52%     (9/30/02)
                    Worst Quarter   -2.70%     (6/30/04)

The Fund's year-to-date total return for Class B Shares through June 30, 2007 was 0.75%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

----------------------------------------------------------------------------------------------
                                                                        SINCE      DATE OF
CLASS B SHARES                             1 YEAR  5 YEARS  10 YEARS  INCEPTION   INCEPTION
----------------------------------------------------------------------------------------------
Allegiant Intermediate Bond Fund                                                    1/6/98

   Returns Before Taxes                     2.81%   3.34%     4.20%      3.85%

   Returns After Taxes on Distributions(1)  1.69%   2.26%     2.58%      2.31%

   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)               1.81%   2.21%     2.58%      2.33%
----------------------------------------------------------------------------------------------
Lehman Brothers Intermediate U.S.
Government/Credit Bond Index(2)
(reflects no deduction for                                                           Since
fees, expenses or taxes)                    4.08%   4.53%     5.81%      5.58%      12/31/97
----------------------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX WHICH IS REPRESENTATIVE OF INTERMEDIATE-TERM BONDS.

FUND FEES AND EXPENSES

See page 44 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ALLEGIANT LIMITED MATURITY BOND FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between one and five years

PRINCIPAL RISKS

Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

TICKER SYMBOL

AINBX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is expected to range from one to five years. Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade fixed income securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.


INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.


Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

                                                              FIXED INCOME FUNDS

                                            ALLEGIANT LIMITED MATURITY BOND FUND


ACTIVE TRADING RISK. If the Adviser frequently buys and sells securities, the result may be correspondingly higher expenses and other transaction costs, which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For more information about the Fund's principal strategies and other investments, see "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


                 2000   2001   2002   2003   2004   2005   2006
                 -----------------------------------------------
                 3.49%  8.13%  4.46%  1.26%  0.14%  0.84%  3.31%

                         Best Quarter     3.37%   (3/31/01)
                         Worst Quarter   -1.37%   (6/30/04)

The Fund's year-to-date total return for Class B Shares through June 30, 2007 was 1.51%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

----------------------------------------------------------------------------------------------
                                                                        SINCE      DATE OF
CLASS B SHARES                             1 YEAR  5 YEARS  10 YEARS  INCEPTION   INCEPTION
----------------------------------------------------------------------------------------------
Allegiant Limited Maturity Bond Fund                                               8/11/99

   Returns Before Taxes                     3.31%   1.99%     3.47%     3.11%

   Returns After Taxes on Distributions(1)  2.25%   1.12%     1.95%     1.89%

   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)               2.14%   1.18%     2.01%     1.91%
---------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S.
Corporate/Government Index(2)
(reflects no deduction for                                                          Since
fees, expenses or taxes)                    4.25%   3.19%     4.95%      4.16%     7/31/99
---------------------------------------------------------------------------------------------

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX IS A MARKET CAPITALIZATION WEIGHTED, UNMANAGED INDEX INCLUDING U.S. TREASURY AND AGENCY BONDS AND U.S. FIXED COUPON INVESTMENT GRADE CORPORATE BONDS (U.S. DOMESTIC AND YANKEE/GLOBAL BONDS). U.S. TREASURY BONDS MUST HAVE AT LEAST $1 BILLION FACE VALUE OUTSTANDING AND AGENCY AND CORPORATE BONDS MUST HAVE AT LEAST $150 MILLION FACE VALUE OUTSTANDING TO BE INCLUDED IN THE INDEX. BOTH TOTAL RETURN AND PRICE RETURNS ARE CALCULATED DAILY. PRICES ARE TAKEN AS OF APPROXIMATELY 3 P.M. EASTERN TIME. QUALITY RANGE IS BBB3-AAA BASED ON COMPOSITE MOODY AND S&P RATINGS. MATURITIES FOR ALL BONDS ARE GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN THREE YEARS. FLOATERS, EQUIPMENT TRUST CERTIFICATES, AND TITLE 11 SECURITIES ARE EXCLUDED.

FUND FEES AND EXPENSES

See page 44 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ALLEGIANT TOTAL RETURN ADVANTAGE FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income as well as capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in investment grade fixed income securities, while maintaining an average dollar-weighted maturity of between four and twelve years

PRINCIPAL RISKS

Market risk, credit risk, interest rate risk, prepayment/extension risk, active trading risk, derivatives risk

TICKER SYMBOL

ATRBX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is expected to range from four to twelve years. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade debt securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 20% of its assets in fixed income securities that are unrated or rated below investment grade, sometimes known as "junk bonds." Junk bonds may offer higher yields than higher rated securities with similar maturities, but also may possess greater volatility and greater risk of loss of principal and interest than more highly rated securities. The Fund does not intend to invest in junk bonds rated by Standard & Poor's at the time of purchase below C or that are of equivalent quality as determined by the Adviser. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as part of a hedging strategy. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the SEC and the instrument's liquidity.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.


Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

                                                              FIXED INCOME FUNDS

                                           ALLEGIANT TOTAL RETURN ADVANTAGE FUND


INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.


Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.


ACTIVE TRADING RISK. If the Adviser frequently buys and sells securities, the result may be correspondingly higher expenses and other transaction costs, which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

DERIVATIVES RISK. The Fund may invest in derivative instruments, such as options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on a Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments.


For more information about the Fund's principal strategies and other investments, see "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


                 2000    2001   2002    2003   2004   2005   2006
                -------------------------------------------------
                11.66%  6.35%  10.13%  4.13%  2.91%  1.44%  2.71%

                      Best Quarter       5.54%   (9/30/02)
                      Worst Quarter     -3.25%   (6/30/04)

The Fund's year-to-date total return for Class B Shares through June 30, 2007 was 0.16%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

---------------------------------------------------------------------------------------------
                                                                       SINCE      DATE OF
CLASS B SHARES                            1 YEAR  5 YEARS  10 YEARS  INCEPTION   INCEPTION
---------------------------------------------------------------------------------------------
Allegiant Total Return Advantage Fund                                             9/29/99

   Returns Before Taxes                   2.71%     4.22%     5.09%     5.34%

   Returns After Taxes on
   Distributions(1)                       1.47%     2.75%     3.16%     3.63%

   Returns After Taxes on
   Distributions and Sale of Fund
   Shares(1)                              1.74%     2.79%     3.18%     3.57%
-------------------------------------------------------------------------------------------
Lehman Brothers U.S.
Government/Credit Bond Index(2)
(reflects no deduction for                                                        Since
fees, expenses or taxes)                  3.78%     5.17%     6.26%     6.28%     9/30/99
-------------------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT BOND INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF GOVERNMENT AND CORPORATE DEBT SECURITIES RATED INVESTMENT GRADE OR BETTER, WITH MATURITIES OF AT LEAST ONE YEAR.

FUND FEES AND EXPENSES

See page 45 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ALLEGIANT ULTRA SHORT BOND FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

High current income while preserving capital

PRINCIPAL INVESTMENT STRATEGY

Investing in high-quality fixed income securities, while maintaining a dollar-weighted average maturity of less than 18 months

PRINCIPAL RISKS

Market risk, credit risk, interest rate risk, prepayment/extension risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of high-quality fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is expected to be less than 18 months. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMAs, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus, the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration to take advantage of either an expected increase or decrease in interest rates.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it, in the Adviser's view, no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.


INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.


Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. If the Adviser frequently buys and sells securities, the result may be correspondingly higher expenses and other transaction costs, which are ultimately borne by the

                                                              FIXED INCOME FUNDS

                                                 ALLEGIANT ULTRA SHORT BOND FUND

Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For more information about the Fund's principal strategies and other investments, see "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

Class B Shares of the Fund had not commenced operations as of this date of this prospectus. For this reason, the performance information show below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's Class A Shares performance from year to year and by showing how the Fund's Class A Shares average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


                         2004          2005        2006
                       -----------------------------------
                         0.69%         1.98%       4.16%

                  Best Quarter        1.52%      (9/30/06)
                  Worst Quarter      -0.41%      (6/30/04)

The Fund's year-to-date total return for Class A Shares through June 30, 2007 was 2.22%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------
                                                           SINCE      DATE OF
CLASS A SHARES                                 1 YEAR    INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Ultra Short Bond Fund                                        1/6/03

   Returns Before Taxes                         3.11%      1.88%

   Returns After Taxes on                       1.73%      1.00%
   Distributions(1)

   Returns After Taxes on
   Distributions and Sale of Fund
   Shares(1)                                    2.01%      1.09%
--------------------------------------------------------------------------------
Merrill Lynch 1 Year U.S. Treasury Index(2)
(reflects no deduction for                                             Since
fees, expenses or taxes)                        4.32%      2.10%      12/31/02
--------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

(2) THE MERRILL LYNCH 1 YEAR U.S. TREASURY INDEX, A MARKET CAPITALIZATION WEIGHTED INDEX INCLUDING U.S. TREASURIES, IS AN UNMANAGED INDEX NOT AVAILABLE FOR DIRECT INVESTMENT.

FUND FEES AND EXPENSES

See page 45 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

FUND FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold Fund shares.

------------------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------

                                                             GOVERNMENT                   LIMITED
                                                              MORTGAGE    INTERMEDIATE    MATURITY
CLASS B SHARES                                   BOND FUND      FUND        BOND FUND    BOND FUND
---------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                None         None          None         None
---------------------------------------------------------------------------------------------------

Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)            5.00%        5.00%         5.00%        5.00%

---------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                None         None          None         None
---------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                 None         None          None         None
---------------------------------------------------------------------------------------------------
Exchange Fee                                       None         None          None         None
---------------------------------------------------------------------------------------------------

------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
------------------------------------------------


Investment Advisory Fees*                          0.55%        0.55%         0.55%        0.45%

---------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                          0.75%        0.75%         0.75%        0.75%
---------------------------------------------------------------------------------------------------
Other Expenses:
---------------------------------------------------------------------------------------------------
 Shareholder Servicing Fees(2)                     0.25%        0.25%         0.25%        0.25%
---------------------------------------------------------------------------------------------------

 Other                                             0.12%        0.17%         0.14%        0.14%
---------------------------------------------------------------------------------------------------
Total Other Expenses                               0.37%        0.42%         0.39%        0.39%
---------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses*                                1.67%        1.72%         1.69%        1.59%
---------------------------------------------------------------------------------------------------

SEE PAGE 45 FOR ALL OTHER FOOTNOTES.

--------------------------------------------------------------------------------
* EXPENSES ARE BASED ON AMOUNTS INCURRED BY THE FUNDS DURING THEIR MOST RECENT FISCAL YEAR (ADJUSTED FOR CURRENT DISTRIBUTION (12b-1) FEES EXPECTED TO BE INCURRED) AND DO NOT REFLECT A VOLUNTARY WAIVER OF INVESTMENT ADVISORY FEES BY THE ADVISER. THIS VOLUNTARY WAIVER IS EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2008 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THIS WAIVER, ACTUAL INVESTMENT ADVISORY FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE FISCAL YEAR ENDED MAY 31, 2007 WERE:


                                                             GOVERNMENT                   LIMITED
                                                              MORTGAGE    INTERMEDIATE    MATURITY
                                                 BOND FUND      FUND        BOND FUND    BOND FUND
---------------------------------------------------------------------------------------------------
Investment Advisory Fees                           0.45%        0.40%         0.40%        0.35%
---------------------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses               1.57%        1.57%         1.54%        1.49%

---------------------------------------------------------------------------------------------------

                                                              FIXED INCOME FUNDS

------------------------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------

                                                 TOTAL RETURN
                                                   ADVANTAGE    ULTRA SHORT(3)
CLASS B SHARES                                       FUND         BOND FUND
---------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                  None            None
---------------------------------------------------------------------------------------------------

Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)              5.00%           5.00%

---------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                  None            None
---------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                   None            None
---------------------------------------------------------------------------------------------------
Exchange Fee                                         None            None
---------------------------------------------------------------------------------------------------

-----------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------

Investment Advisory Fees                             0.55%*         0.40%
---------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                            0.75%          0.75%
---------------------------------------------------------------------------------------------------
Other Expenses:
---------------------------------------------------------------------------------------------------
  Shareholder Servicing Fees(2)                      0.25%          0.25%
---------------------------------------------------------------------------------------------------

  Other                                              0.16%          0.14%
---------------------------------------------------------------------------------------------------
Total Other Expenses                                 0.41%          0.39%
---------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                   1.71%*         1.54%
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* EXPENSES ARE BASED ON AMOUNTS INCURRED BY THE FUND DURING ITS MOST RECENT FISCAL YEAR (ADJUSTED FOR CURRENT DISTRIBUTION (12b-1) FEES EXPECTED TO BE INCURRED) AND DO NOT REFLECT A VOLUNTARY WAIVER OF INVESTMENT ADVISORY FEES BY THE ADVISER. THIS VOLUNTARY WAIVER IS EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2008 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THIS WAIVER, ACTUAL INVESTMENT ADVISORY FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE FISCAL YEAR ENDED MAY 31, 2007 WERE:

                                                 TOTAL RETURN
                                                   ADVANTAGE
                                                     FUND
----------------------------------------------------------------
Investment Advisory Fees                             0.40%
----------------------------------------------------------------
Total Annual Fund Operating Expenses                 1.56%
----------------------------------------------------------------


(1) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. Class B Shares convert to Class A Shares after eight years. For more information, see "Contingent Deferred Sales Charges" section of this prospectus.

(2) Certain financial institutions may provide administrative services to their customers who own Class B Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(3)   Class B Shares of the Ultra Short Bond Fund are not yet in operation.



      For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Teams" and "Distribution and Shareholder Service Plans."

FIXED INCOME FUNDS

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in each of the Fixed Income Funds (without any applicable waivers) with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in Class B Shares of a Fund for the time periods indicated and that you redeem your shares at the end of those periods.

The Examples also assume that your investment has a 5% return each year, Fund expenses remain the same and that you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs may be different, your approximate costs would be:

                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------

BOND FUND
   Class B Shares(1)           $660      $896     $1,055    $1,671
   Class B Shares(2)           $160      $496     $  855    $1,671
--------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND
   Class B Shares(1)           $660      $896     $1,055    $1,671
   Class B Shares(2)           $160      $496     $  855    $1,671
--------------------------------------------------------------------
INTERMEDIATE BOND FUND
   Class B Shares(1)           $657      $886     $1,039    $1,638
   Class B Shares(2)           $157      $486     $  839    $1,638
--------------------------------------------------------------------
LIMITED MATURITY BOND FUND
   Class B Shares(1)           $652      $871     $1,013    $1,582
   Class B Shares(2)           $152      $471     $  813    $1,582
--------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
   Class B Shares(1)           $659      $893     $1,050    $1,660
   Class B Shares(2)           $159      $493     $  850    $1,660
--------------------------------------------------------------------
ULTRA SHORT BOND FUND
   Class B Shares(1)           $636      $825     $  934    $1,412
   Class B Shares(2)           $136      $425     $  734    $1,613
--------------------------------------------------------------------


(1) If you redeem your shares at the end of the period.

(2) If you do not redeem your shares at the end of the period.

                     This page is intentionally left blank.

TAX EXEMPT BOND FUNDS

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

High current income while preserving capital

PRINCIPAL INVESTMENT STRATEGY

Investing in municipal obligations that pay interest that is exempt from federal income tax

PRINCIPAL RISKS

Market risk, interest rate risk, credit risk

TICKER SYMBOL

ANLBX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund normally will maintain a dollar-weighted average maturity of between three and ten years.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in U.S. dollar denominated securities that generate income exempt from federal income tax (including the federal alternative minimum tax). Fund dividends may be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.


INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.


For more information about the Fund's principal strategies and other investments, see "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The performance of Class B Shares of the Allegiant Intermediate Tax Exempt Bond Fund for the period April 9, 1998 until January 28, 1999, when Class B Shares were first offered for sale, is represented by the performance of the Fund's Class I Shares. The performance of Class B Shares of the Intermediate Tax Exempt Bond Fund for the period prior to April 9, 1998 is represented by the performance of a common trust fund which operated prior to the effectiveness of the registration statement of the Intermediate Tax Exempt Bond Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the Intermediate Tax Exempt Bond Fund's inception as a registered mutual fund, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as those of the Fund. In connection with the Intermediate Tax Exempt Bond Fund's commencement of operations as a registered mutual fund, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Intermediate Tax Exempt Bond Fund.

                                                           TAX EXEMPT BOND FUNDS

                                     ALLEGIANT INTERMEDIATE TAX EXEMPT BOND FUND

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the common trust fund, which are separate and distinct from the Intermediate Tax Exempt Bond Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


       2000      2001      2002      2003      2004      2005      2006
       -----------------------------------------------------------------
       8.12%     3.65%     7.51%     3.01%     1.34%     0.66%     2.51%

                     Best Quarter       3.49%     (6/30/02)
                     Worst Quarter     -2.44%     (6/30/04)

The Fund's year-to-date total return for Class B Shares through June 30, 2007 was -0.61%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

-----------------------------------------------------------------------------------------
                                                                      SINCE      DATE OF
CLASS B SHARES                                   1 YEAR   5 YEARS   INCEPTION   INCEPTION
-----------------------------------------------------------------------------------------
Allegiant Intermediate Tax Exempt Bond Fund                                      1/28/99

   Returns Before Taxes                           2.51%    2.98%      2.94%

   Returns After Taxes on Distributions(1)        2.35%    2.95%      2.91%

   Returns After Taxes on Distributions and
   Sale of Fund Shares(1)                         2.84%    2.99%      2.97%
-----------------------------------------------------------------------------------------
Lehman Brothers 7-Year Municipal Bond Index(2)
(reflects no deduction for                                                        Since
fees, expenses or taxes)                          3.98%    4.89%      4.65%      1/31/99
-----------------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES

See page 56 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX EXEMPT BOND FUNDS

ALLEGIANT MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income exempt from regular federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in municipal obligations that pay interest that is exempt from federal and Michigan personal income taxes

PRINCIPAL RISKS


Market risk, interest rate risk, credit risk, single state risk, non-diversification risk, tax risk


TICKER SYMBOL

AMMUX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan state income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax ("Michigan municipal bonds"). The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years. As a matter of fundamental policy, the Fund normally invests at least 80% of the value of its net assets plus any borrowings for investment purposes in Michigan municipal bonds. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests in investment grade securities, which are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that Michigan municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.


INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Michigan leaves the Fund susceptible to economic, political and regulatory events affecting Michigan.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

TAX RISK. The Kentucky Supreme Court has held that state tax laws cannot discriminate against other states' municipal securities, and the U.S. Supreme Court has granted a petition to review that decision. If the U.S. Supreme Court affirms the Kentucky Supreme Court's holding, such a decision could adversely affect state tax exemptions for municipal bond interest and the market for single-state municipal bond funds, such as the Michigan Intermediate Municipal Bond Fund.


For more information about the Fund's principal strategies and other investments, see "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

                                                           TAX EXEMPT BOND FUNDS

                             ALLEGIANT MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Michigan Municipal Bond Fund which was reorganized into the Allegiant Michigan Intermediate Municipal Bond Fund on that date.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


 1997    1998     1999    2000    2001    2002    2003    2004    2005    2006
 ------------------------------------------------------------------------------
 6.08%   4.00%   -2.33%   7.84%   3.64%   7.30%   3.10%   0.79%   0.31%   2.23%

                    Best Quarter        3.56%      (6/30/02)
                    Worst Quarter      -2.19%      (6/30/99)

The Fund's year-to-date total return for Class B Shares through June 30, 2007 was -0.50%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

-----------------------------------------------------------------------------------
CLASS B SHARES                                          1 YEAR   5 YEARS   10 YEARS
-----------------------------------------------------------------------------------
Allegiant Michigan Intermediate Municipal Bond Fund

   Returns Before Taxes                                  2.23%    2.72%     3.40%

   Returns After Taxes on Distributions(1)               2.03%    2.64%     3.34%

   Returns After Taxes on Distributions and Sale
   of Fund Shares(1)                                     2.90%    2.82%     3.42%
-----------------------------------------------------------------------------------
Lehman Brothers 7-Year Municipal Bond Index(2)
(reflects no deduction for
fees, expenses or taxes)                                 3.98%    4.89%     5.22%
-----------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES

See page 56 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX EXEMPT BOND FUNDS

ALLEGIANT OHIO INTERMEDIATE TAX EXEMPT BOND FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income exempt from regular federal income tax and, to the extent possible, from Ohio personal income taxes, as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in municipal obligations that pay interest that is exempt from federal income and Ohio personal income taxes

PRINCIPAL RISKS


Market risk, interest rate risk, credit risk, single state risk, non-diversification risk, tax risk


TICKER SYMBOL

AOBHX

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes. Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Ohio residents.


In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interest of shareholders. The Fund normally will maintain a dollar-weighted portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that Ohio municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.


INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio leaves the Fund susceptible to economic, political and regulatory events affecting Ohio.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

TAX RISK. The Kentucky Supreme Court has held that state tax laws cannot discriminate against other states' municipal securities, and the U.S. Supreme Court has granted a petition to review that decision. If the U.S. Supreme Court affirms the Kentucky Supreme Court's holding, such a decision could adversely affect state tax exemptions for municipal bond interest and the market for single-state municipal bond funds, such as the Ohio Intermediate Tax Exempt Bond Fund.


For more information about the Fund's principal strategies and other investments, see "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

                                                           TAX EXEMPT BOND FUNDS

                                ALLEGIANT OHIO INTERMEDIATE TAX EXEMPT BOND FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


                   2002     2003     2004     2005     2006
                   -----------------------------------------
                   7.79%    2.79%    1.10%    0.65%    2.59%

                   Best Quarter         3.57%       (6/30/02)
                   Worst Quarter       -2.11%       (6/30/04)

The Fund's year-to-date total return for Class A Shares through June 30, 2007 was -0.56%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

---------------------------------------------------------------------------------------------------
                                                                                           SINCE      DATE OF
CLASS B SHARES                                             1 YEAR   5 YEARS   10 YEARS   INCEPTION   INCEPTION
--------------------------------------------------------------------------------------------------------------
Allegiant Ohio Intermediate Tax Exempt Bond Fund                                                      12/4/01

   Returns Before Taxes                                     2.59%    2.95%      3.43%       2.69%

   Returns After Taxes on Distributions(1)                  2.59%    2.95%      3.43%       2.69%

   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)                               2.65%    2.95%      3.47%       2.72%
--------------------------------------------------------------------------------------------------------------
Lehman Brothers 7-Year Municipal Bond Index(2)
(reflects no deduction for                                                                             Since
fees, expenses or taxes)                                    3.98%    4.89%      5.22%       4.64%     11/30/01
--------------------------------------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES

See page 56 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX EXEMPT BOND FUNDS

ALLEGIANT PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax, as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in municipal obligations that pay interest that is exempt from federal and Pennsylvania personal income taxes

PRINCIPAL RISKS


Market risk, interest rate risk, credit risk, single state risk, non-diversification risk, tax risk


--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal income and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years.


Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that Pennsylvania municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.


INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania leaves the Fund susceptible to economic, political and regulatory events affecting Pennsylvania.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

TAX RISK. The Kentucky Supreme Court has held that state tax laws cannot discriminate against other states' municipal securities, and the U.S. Supreme Court has granted a petition to review that decision. If the U.S. Supreme Court affirms the Kentucky Supreme Court's holding, such a decision could adversely affect state tax exemptions for municipal bond interest and the market for single-state municipal bond funds, such as the Pennsylvania Intermediate Municipal Bond Fund.


For more information about the Fund's principal strategies and other investments, see "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

                                                           TAX EXEMPT BOND FUNDS

                         ALLEGIANT PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

PERFORMANCE INFORMATION

Class B Shares of the Fund had not commenced operations as of this date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's Class A Shares performance from year to year and by showing how the Fund's Class A Shares average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


 1997    1998     1999     2000    2001    2002    2003    2004    2005    2006
 -------------------------------------------------------------------------------
 6.83%   5.62%   -1.05%    8.77%   4.20%   8.03%   3.63%   1.77%   1.40%   3.27%

                   Best Quarter        3.19%       (9/30/02)
                   Worst Quarter      -2.17%       (6/30/04)

The Fund's year-to-date total return for Class A Shares through June 30, 2007 was -0.02%.


AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2006)

-------------------------------------------------------------------------------------
CLASS A SHARES                                            1 YEAR   5 YEARS   10 YEARS
-------------------------------------------------------------------------------------
Allegiant Pennsylvania Intermediate Municipal Bond Fund

   Returns Before Taxes                                    0.20%    2.96%      3.88%

   Returns After Taxes on Distributions(1)                 0.16%    2.95%      3.87%

   Returns After Taxes on Distributions and Sale
   of Fund Shares(1)                                       1.33%    3.03%      3.89%
-------------------------------------------------------------------------------------
Lehman Brothers 7-Year Municipal Bond Index(2)
(reflects no deduction for
fees, expenses or taxes)                                   3.98%    4.89%      5.22%
-------------------------------------------------------------------------------------


(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES

See page 56 for a description of the fees and expenses that you may pay if you buy and hold Fund shares

TAX EXEMPT BOND FUNDS

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

----------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------

                                                                 MICHIGAN         OHIO       PENNSYLVANIA
                                                INTERMEDIATE   INTERMEDIATE   INTERMEDIATE   INTERMEDIATE
                                                 TAX EXEMPT     MUNICIPAL      TAX EXEMPT      MUNICIPAL
CLASS B SHARES                                    BOND FUND     BOND FUND       BOND FUND    BOND FUND(2)
----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                 None           None           None           None
----------------------------------------------------------------------------------------------------------

Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)             5.00%          5.00%          5.00%          5.00%

----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                 None           None           None           None
----------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                  None           None           None           None
----------------------------------------------------------------------------------------------------------
Exchange Fee                                        None           None           None           None
----------------------------------------------------------------------------------------------------------

----------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
----------------------------------------------


Investment Advisory Fees                            0.55%*         0.55%*         0.55%*         0.55%

----------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                           0.75%          0.75%          0.75%          0.75%
----------------------------------------------------------------------------------------------------------
Other Expenses:
----------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(3)                    0.25%          0.25%          0.25%          0.25%
----------------------------------------------------------------------------------------------------------

   Other                                            0.15%          0.16%          0.14%          0.16%
----------------------------------------------------------------------------------------------------------
Total Other Expenses                                0.40%          0.41%          0.39%          0.41%
----------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                  1.70%*         1.71%*         1.69%*         1.71%
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* EXPENSES ARE BASED ON AMOUNTS INCURRED BY THE FUNDS DURING THEIR MOST RECENT FISCAL YEAR (ADJUSTED FOR CURRENT DISTRIBUTION (12b-1) FEES EXPECTED TO BE INCURRED) AND DO NOT REFLECT A VOLUNTARY WAIVER OF INVESTMENT ADVISORY FEES BY THE ADVISER. THIS VOLUNTARY WAIVER IS EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2008 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THIS WAIVER, ACTUAL INVESTMENT ADVISORY FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE FISCAL YEAR ENDED MAY 31, 2007 WERE:


                                                                 MICHIGAN         OHIO
                                                INTERMEDIATE   INTERMEDIATE   INTERMEDIATE
                                                 TAX EXEMPT     MUNICIPAL      TAX EXEMPT
                                                 BOND FUND      BOND FUND       BOND FUND
---------------------------------------------------------------------------------------------
Investment Advisory Fees                            0.40%          0.40%          0.40%
---------------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses                1.55%          1.56%          1.54%

---------------------------------------------------------------------------------------------

(1) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. Class B Shares convert to Class A Shares after eight years. For more information see the "Contingent Deferred Sales Charges" section of this prospectus.

(2) Class B Shares of the Pennsylvania Intermediate Municipal Bond Fund are not yet in operation.

(3) Certain financial institutions may provide administrative services to their customers who own Class B Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

      For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Teams" and "Distribution and Shareholder Service Plans" below.

                                                           TAX EXEMPT BOND FUNDS

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in each of the Tax Exempt Bond Funds (without any applicable waivers) with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in Class B Shares of a Fund for the time periods indicated and that you redeem your shares at the end of those periods.

The Examples also assume that your investment has a 5% return each year, Fund expenses remain the same and that you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs may be different, your approximate costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------------

INTERMEDIATE TAX EXEMPT BOND FUND
   Class B Shares(1)                             $658      $890     $1,045    $1,649
   Class B Shares(2)                             $158      $490     $  845    $1,649
--------------------------------------------------------------------------------------
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
   Class B Shares(1)                             $659      $893     $1,050    $1,660
   Class B Shares(2)                             $159      $493     $  850    $1,660
--------------------------------------------------------------------------------------
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
   Class B Shares(1)                             $657      $886     $1,039    $1,638
   Class B Shares(2)                             $157      $486     $  839    $1,638
--------------------------------------------------------------------------------------
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
   Class B Shares(1)                             $659      $893     $1,050    $1,657
   Class B Shares(2)                             $159      $493     $  850    $1,657
--------------------------------------------------------------------------------------


(1)   If you redeem your shares at the end of the period.

(2)   If you do not redeem your shares at the end of the period.

INVESTMENT ADVISER, SUB-ADVISER AND INVESTMENT TEAMS


Allegiant Asset Management Company, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2007, the Adviser had approximately $30 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board of Trustees of Allegiant supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.


The table below shows the management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal year ended May 31, 2007:

                                                                                                        ADVISORY FEES PAID AS
                                                                                                       A PERCENTAGE OF AVERAGE
                                                                                                   NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                                        MANAGEMENT TEAM                         ENDED MAY 31, 2007
---------------------------------------------------------------------------------------------------------------------------------
Balanced Allocation Fund                                Asset Allocation Management Team                        0.75%
---------------------------------------------------------------------------------------------------------------------------------
International Equity Fund                       International Equity Investment Management Team,
                                                              Polaris (sub-adviser)                             1.00%
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Core Equity Fund                              Equity Investment Management Team                       0.75%
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                                   Equity Investment Management Team                       0.75%
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                                 Value Equity Investment Management Team                    0.75%
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                                 Mid-Value Equity Investment Management Team                  0.75%
---------------------------------------------------------------------------------------------------------------------------------
Multi-Factor Mid Cap Growth Fund                  Structured Equity Investment Management Team                  0.45%
---------------------------------------------------------------------------------------------------------------------------------
Multi-Factor Small Cap Value Fund                 Structured Equity Investment Management Team                  0.99%
---------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                                    Quantitative Analysis Management Team                     0.20%
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Core Fund                                  Core Equity Investment Management Team                     1.00%
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                             Structured Equity Investment Management Team                  0.55%
---------------------------------------------------------------------------------------------------------------------------------
Bond Fund                                             Taxable Fixed Income Management Team                      0.45%
---------------------------------------------------------------------------------------------------------------------------------
Government Mortgage Fund                              Taxable Fixed Income Management Team                      0.40%
---------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                                Taxable Fixed Income Management Team                      0.40%
---------------------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                            Taxable Fixed Income Management Team                      0.35%
---------------------------------------------------------------------------------------------------------------------------------
Total Return Advantage Fund                           Taxable Fixed Income Management Team                      0.40%
---------------------------------------------------------------------------------------------------------------------------------
Ultra Short Bond Fund                                 Taxable Fixed Income Management Team                       N/A
---------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Bond Fund                          Municipal Fixed Income Team                          0.40%
---------------------------------------------------------------------------------------------------------------------------------
Michigan Intermediate Municipal Bond Fund                  Municipal Fixed Income Team                          0.40%
---------------------------------------------------------------------------------------------------------------------------------
Ohio Intermediate Tax Exempt Bond Fund                     Municipal Fixed Income Team                          0.40%
---------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Intermediate Municipal Bond Fund              Municipal Fixed Income Team                           N/A
---------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                     Taxable Money Market Management Team                      0.25%
---------------------------------------------------------------------------------------------------------------------------------
Tax Exempt Money Market Fund                         Tax Exempt Money Market Management Team                     N/A
---------------------------------------------------------------------------------------------------------------------------------

A discussion regarding the basis for the Board's approval of the Funds' advisory and sub-advisory agreements is available in the semi-annual report to shareholders for the period ended November 30, 2006.

SUB-ADVISER


Polaris, an SEC registered investment adviser, serves as Sub-Adviser to a portion of the assets of the Allegiant International Equity Fund. Since 1995, Polaris has served as a global and international equity manager, serving the investment needs of pension plans, endowment funds and institutional and individual accounts. Polaris is located at 125 Summer Street, Suite 1470, Boston, Massachusetts. As of June 30, 2007, Polaris managed over $4.3 billion in assets. Bernard R. Horn, Jr., Polaris' founder, owns all of the voting interests of Polaris.


As Sub-Adviser, Polaris, under the supervision of the Adviser and Allegiant's Board of Trustees, provides a continuous investment program for the International Value Component of the Allegiant International Equity Fund. For its services, Polaris will receive sub-advisory fees from the Adviser with respect to the portion of assets of the Fund allocated to Polaris at the annual fee rates of 0.35% of the first $125 million of assets managed, 0.40% of assets managed between $125 million and $200 million and 0.50% of assets managed over $200 million.

POLARIS INVESTMENT PERFORMANCE

POLARIS INTERNATIONAL EQUITY COMPOSITE RESULTS

-----------------------------------------------------------------------------------------------------------------------------
               GROSS ANNUAL   NET ANNUAL
                 COMPOSITE     COMPOSITE                                                             PERCENTAGE
                PERFORMANCE   PERFORMANCE    MSCI      NUMBER    COMPOSITE DISPERSION      U.S.        OF FIRM    TOTAL FIRM
YEAR (AS OF       RESULTS       RESULTS      EAFE        OF      HIGH             LOW    DOLLARS       ASSETS       ASSETS
DECEMBER 31)        (%)           (%)        (%)      ACCOUNTS   (%)              (%)   (MILLIONS)       (%)      (MILLIONS)
-----------------------------------------------------------------------------------------------------------------------------

    2006          34.17          33.89       26.86       26      36.3             33.3     $1,200         46         $2,600

    2005          16.83          15.86       14.02       17      19.9             15.2      594.4         47          1,200
    2004          29.61          28.51       20.70        9      30.7             22.6      139.6         29          484.6
    2003          53.63          52.29       39.17        6      55.4             36.8       52.0         22          237.2
    2002           6.27           5.27      (15.66)       5      10.1              6.0       32.1         18          174.4
    2001          (0.29)         (1.17)     (21.21)       5       0.8             (3.6)      29.7         26          113.7
    2000          (5.26)         (5.72)     (13.96)       5      (2.5)            (6.8)      23.2         26           87.9
    1999          21.52          21.26       27.30        7      39.6              7.4       26.6         29           92.7
    1998          (5.88)         (6.45)      20.33        8      (3.2)           (11.5)      24.1         29           84.8
    1997          10.93           9.86        2.06        7      14.3              7.3        7.1         13           52.9
    1996          24.00          22.79        6.36        5      26.2             23.0        4.1         13           31.0
    1995          19.01          17.86       11.85        3      20.9             14.3        1.2          7           17.8
    1994           0.50          (0.17)       8.15        5       1.7             (2.4)       3.9         --             --
    1993          26.69          25.89       33.29        5      28.2             22.9        3.9         --             --
    1992           6.39           5.71      (11.36)       5       9.4              3.4        3.1         --             --
    1991           5.81           5.15       13.01        5      12.2              4.0        2.8         --             --
    1990          (4.57)         (5.54)     (22.77)       5      (1.5)            (4.8)       2.6         --             --
    1989          25.77          24.56       10.93        4      31.1             20.4        0.8         --             --
    1988          16.00          14.87       28.90        4      20.7             11.3        0.6         --             --
    1987           1.44           0.46       24.53        4      10.0              0.4        0.5         --             --
    1986          49.23          47.77       69.76        1      57.0             47.6        0.5         --             --
    1985          33.53          32.22       56.79        2      33.0             33.0        0.3         --             --
    1984           6.36           5.83        5.89        2                                   0.2         --             --
------------------------------------------------------------------------------------------------------------------------------

NOTES:

 1.   Polaris is a registered investment adviser.


 2. Polaris has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS(R)) and its predecessor standards.


 3. The International Equity Composite contains fully discretionary international equity accounts and for comparison purposes is measured against the MSCI EAFE Index. Returns include the effect of foreign currency exchange rates.

 4. Results are based on fully discretionary accounts under management, including those accounts no longer with the firm. Non-fee-paying accounts are not included in this composite.


 5. Composite performance is presented net of foreign withholding taxes. Additional information regarding the percentage of the composite, which may not be invested in countries or regions included in the index, is available upon request.

 6. The U.S. dollar is the currency used to express performance. Returns are presented gross and net of management fees and include the reinvestment of all income. Net of fee performance was calculated using actual management fees. The annual composite dispersion presented is an asset-weighted and equal-weighted standard deviation calculated for the accounts in the composite the entire year. The "High" dispersion represents the highest return and the "Low" dispersion represents the lowest return. Additional information regarding the policies for calculating and reporting returns is available upon request.

 7. The investment management fee schedule for the composite is 1% on the first $25 million in assets; 0.75% on the next $25 million; 0.60% on the next $1 billion; 0.55% on the next $2 billion, and 0.50% on the remainder. Actual investment advisory fees incurred by clients may vary.

 8. The International Equity Composite was created April 1, 1995. Performance presented prior to April 1, 1995 occurred while the Portfolio Manager was affiliated with a prior firm and the Portfolio Manager was the only individual responsible for selecting the securities to buy and sell. An independent verification firm performed an examination of this track record; an Independent Verifier's Report is available upon request. Polaris Capital Management, Inc.'s compliance with the GIPS standards has been verified for the period April 1, 1995 through December 31, 2004 by Ashland Partners & Company LLP. In addition, a performance examination was conducted on the International Equity Composite beginning July 1, 1984. A copy of the verification reports and complete list and description of composites is available upon request.

 9. The "High" dispersion represents the highest return and the "Low" dispersion represents the lowest return.

10. Results shown for the year 1984 represent partial period performance from July 1, 1984 through December 31, 1984.

11. "N.A." is used where information is not statistically meaningful due to an insufficient number of portfolios in the composite for the entire year.

12.   Past performance is not indicative of future results.

PRIOR RELATED PERFORMANCE INFORMATION FOR THE CORE EQUITY MANAGEMENT TEAM

On December 31, 2005, Allegiant Investment Counselors, Inc. ("Investment Counselors"), a wholly-owned subsidiary of National City Corporation and the sub-adviser to the Allegiant Small Cap Core Fund, merged into the Adviser.

Although the Allegiant Small Cap Core Fund has limited prior performance history, the Core Equity Investment Management Team has substantial experience in managing accounts that focus on small cap issuers. The members of the Core Equity Investment Management Team at the Adviser were formerly portfolio managers with Investment Counselors, prior to Investment Counselors' merger into the Adviser. The members of the Core Equity Investment Management Team previously managed separate accounts with a small cap orientation having investment objectives, policies and strategies that are substantially similar to the Allegiant Small Cap Core Fund. For additional Information on the members of the Core Equity Investment Management Team, see "Portfolio Management Teams" below.

The tables below, which were prepared by Investment Counselors prior to its merger into the Adviser, show the annual returns and long-term performance record established by the members of the Core Equity Investment Management Team while managing client accounts at Investment Counselors. Please note that the performance results shown are those of the Core Equity Investment Management Team while employed by Investment Counselors and not the investment results of the Allegiant Small Cap Core Fund. The results are not intended to predict or suggest the return to be experienced by the Fund or the return an individual investor might achieve by investing in the Fund.

The Allegiant Small Cap Core Fund's results may be different from the composite performance figures shown due to, among other things, differences in fees and expenses. The composite performance figures reflect the deduction of all advisory fees and trading costs, but do not reflect custody fees, which were paid by clients directly. The overall expenses of Investment Counselors' client accounts were generally lower than those experienced by Fund shareholders and, therefore, the performance of the Fund would generally be lower. The Fund's results also may be different because private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable securities and tax laws that, if applicable, could have adversely affected the performance of the client accounts. In addition, the securities held by the Fund will not be identical to the securities held by these accounts.

Included for comparison purposes are performance figures of the Russell 2000 Index, an unmanaged market index. Investors cannot invest directly in the Index. The returns of the Russell 2000 Index reflect the reinvestment of dividends and distributions, but do not reflect the deduction of any fees, expenses or taxes.

INVESTMENT COUNSELORS SMALL CAP EQUITY COMPOSITE PERFORMANCE RESULTS

-----------------------------------------------------------------------------------------------------
               ANNUAL                                                            PERCENTAGE
    YEAR        TOTAL    RUSSELL       NUMBER      COMPOSITE   TOTAL ASSETS AT    OF FIRM     TOTAL
   (AS OF      RETURN   2000 INDEX       OF       DISPERSION    END OF PERIOD      ASSETS      FIRM
DECEMBER 31)     (%)       (%)       PORTFOLIOS       (%)         (MILLIONS)        (%)       ASSETS
-----------------------------------------------------------------------------------------------------
    1995        26.52      28.44          2            --           $ 35.0           6.4       $553
    1996        24.40      16.49          1            --           $ 41.0           8.0       $521
    1997        28.43      22.25          2            --           $ 62.0          12.8       $483
    1998         5.39      -2.56          3          0.32           $ 68.0          11.4       $593
    1999        12.42      21.26          2          0.22           $ 65.4          10.4       $631
    2000         3.81      -3.03          2          0.16           $ 36.4           6.8       $537
    2001        -4.30       2.49          2          0.07           $ 34.5           8.1       $428
    2002       -14.70     -20.48          3          0.15           $ 29.3           8.0       $369
    2003        52.74      47.25          3          2.03           $  2.4           0.5       $459
    2004        21.43      18.32          5          0.65           $171.3          25.4       $675
    2005         4.87       4.56         11          0.06           $311.1          38.5       $808

ANNUALIZED RETURNS (AS OF DECEMBER 31, 2005)

---------------------------------------------------------------
                 INVESTMENT COUNSELORS
              SMALL CAP EQUITY COMPOSITE   RUSSELL 2000 INDEX
---------------------------------------------------------------
     1 Year              4.56%                    4.87%
     5 Year              8.23%                    9.69%
    10 Year             12.05%                    9.25%

NOTES:

1. Prior to December 31, 2005, Investment Counselors was an investment management firm that provided investment advisory services to its clients. Investment Counselors was an equity, fixed income and balanced portfolio investment manager that invested solely in U.S.-based securities.


2. The above data is in compliance with the Global Investment Performance Standards (GIPS(R)) and its predecessor standards. This method of calculating performance differs from the Securities and Exchange Commission's standardized methodology which may produce different results.


3. The results shown above are of all discretionary, fee-paying accounts with investment objectives, policies and strategies substantially similar to those of the Allegiant Small Cap Core Fund and include both active and closed accounts.

4. Performance figures are presented net of investment management and brokerage fees, and are negatively affected by the amount of the fees. Investment Counselors' Small Cap Equity average weighted annual management fee is 0.50% of average net assets.

5. There were no changes in personnel responsible for the investment management process of this composite and no alteration of the composite for any reason. No selective periods of performance have been utilized. Results from all accounts have been continuous from the first full month under Investment Counselors' management to December 31, 2005 or last full month under Investment Counselors' management. Composites are valued on a monthly basis and are geometrically linked. Valuations and returns are computed and stated in U.S. dollars and are computed using a time-weighted rate of return. The composite is asset weighted using beginning-of-period weightings. Accrual accounting is used for fixed income securities. Trade date is used for the valuation. Leverage and derivatives were not used in the portfolios included in the composite.

6. Investment Counselors' Small Cap Equity Composite was created on December 31, 1993. The composite included three (3) fee-paying, discretionary accounts over $500,000 that were managed according to the small cap equity strategy, and does not include wrap-fee accounts. As of December 31, 2005 the composite had $311.8 million in total assets. As of December 31, 2005, Investment Counselors' Small Cap Equity Composite results were 40% of all Investment Counselors' small cap equity portfolios and represented less than 1% of Investment Counselors' total firm assets and of Investment Counselors' discretionary accounts.


7. GIPS standard composites represent 100% of discretionary and 99.5% of total firm assets.


8. The dispersion of annual returns is measured by the standard deviation across asset-weighted portfolio returns represented with the composite for the full year.

9.    Past performance is no guarantee of future results.

PRIOR PERFORMANCE INFORMATION FOR THE EQUITY INVESTMENT MANAGEMENT TEAM

The principal portfolio managers of the Equity Investment Management Team are Lawrence E. Eakin, Jr. and Christopher A. Wiles, CFA. They have the primary responsibility for the day-to-day management of the Large Cap Core Equity and Large Cap Growth Funds. The Equity Investment Management Team has substantial experience in managing investment companies that focus on large cap issuers. While employed at Strong Capital Management, Inc. and Rockhaven Asset Management, LLC, the Equity Investment Management Team was solely responsible for managing two mutual funds each with a large cap orientation having investment objectives, policies and strategies that are substantially similar, respectively, to the Allegiant Large Cap Core Equity Fund (the "Similar Core Equity Fund") and Allegiant Large Cap Growth Fund (the "Similar Growth Fund" and together with the Similar Core Equity Fund, the "Similar Funds").

Before joining the Equity Investment Management Team at Allegiant, Mr. Eakin co-managed the Similar Growth Fund and Similar Core Equity Fund (each as defined below). Mr. Eakin joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong, Mr. Eakin served as Rockhaven's director of research since he joined the firm in February 1997. While at Rockhaven, he co-managed the Similar Growth Fund's predecessor, the Rockhaven Premier Fund and the Similar Core Equity Fund's predecessor, the Rockhaven Fund, since 2001. Mr. Eakin received his bachelor's degree in computer application information systems from Clarion University in 1986 and his master's degree in investment finance from Duquesne University in 1993.

Before joining the Equity Investment Management Team at Allegiant, Mr. Wiles co-managed the Similar Growth Fund and Similar Core Equity Fund and has earned the right to use the Chartered Financial Analyst designation. Mr. Wiles joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong, Mr. Wiles was the President and Founder of Rockhaven, an investment advisory firm. While at Rockhaven, he co-managed the Similar Growth Fund's predecessor, the Rockhaven Premier Fund and the Similar Core Equity Fund's predecessor, the Rockhaven Fund, since their inception in November 1997. He received his associate's degree in finance at Penn State University in 1979, his bachelor's degree in finance at Youngstown State University in 1982, and his master's of business administration degree from Cleveland State University in 1984.

The bar charts and the performance tables below show the returns for Class A Shares of the Similar Core Equity Fund and Investor Class Shares of the Similar Growth Fund for certain periods ended December 31, 2003. The information also provides some indication of the risks of investing in the Similar Funds by showing how each Similar Fund's average annual returns, which reflect Similar Fund expenses, compare with returns of a broad measure of market performance and an index of funds with similar investment objectives, which are unmanaged, have no expenses, and are unavailable for investment. The information assumes reinvestment of all dividends and distributions.

Please keep in mind that the past performance of each Similar Fund, before and after taxes, does not represent how the Funds will perform. Returns of the Funds may differ from those of the Similar Funds due, among other things, to differences in operating expenses between the Similar Funds and the respective Funds.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                             Investor Class      Class A -
                            - Similar Growth   Similar Core
                                  Fund         Equity Fund
                            ----------------   ------------
                     1998        14.83%           11.88%
                     1999        52.14%(1)        24.84%
                     2000         3.35%           -1.46%
                     2001        -8.97%          -10.72%
                     2002       -18.09%          -14.44%
                     2003        25.41%           22.93%

(1) The Investor Class - Similar Growth Fund's calendar year total returns for 1999 were primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.

BEST AND WORST QUARTERLY PERFORMANCE

(During the periods shown above)

FUND NAME                        BEST QUARTER RETURN        WORST QUARTER RETURN
--------------------------------------------------------------------------------
Similar Growth Fund              29.98% (4th Q 1999)        -13.18% (2nd Q 2002)
Similar Core Equity Fund         19.95% (4th Q 1999)        -13.18% (2nd Q 2002)

                           AVERAGE ANNUAL TOTAL RETURNS
                                  As of 12-31-03

FUND/INDEX                                          1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------------------------------
SIMILAR CORE EQUITY FUND(1)
Class A

   Returns Before Taxes                             14.68%    1.72%     3.75%
   Returns After Taxes on Distributions             14.64%    0.63%     2.75%
   Returns After Taxes on Distributions
   and Sale of Fund Shares                           9.57%    0.95%     2.73%
--------------------------------------------------------------------------------

S&P 500(R) Index(2)
(reflects no deduction for fees, expenses,
or taxes)                                           28.67%   -0.57%     4.29%

--------------------------------------------------------------------------------
Lipper Large Cap Core Funds Index(3)
(reflects no deduction for fees, expenses,
or taxes)                                           24.80%   -1.08%     3.83%
--------------------------------------------------------------------------------
SIMILAR GROWTH FUND(4)
Investor Class

   Returns Before Taxes                             24.16%    8.01%     9.06%
   Returns After Taxes on Distributions             24.13%    6.41%     7.58%
   Returns After Taxes on Distributions
   and Sale of Fund Shares                          15.70%    6.01%     7.02%
--------------------------------------------------------------------------------

S&P 500(R) Index(2)
(reflects no deduction for fees, expenses,
or taxes)                                           28.67%   -0.57%     4.29%

--------------------------------------------------------------------------------
Russell 1000 Growth Index(5)
(reflects no deduction for fees, expenses,
or taxes)                                           29.75%   -5.11%     1.49%
--------------------------------------------------------------------------------
Lipper Large Cap Core Funds Index(3)
(reflects no deduction for fees, expenses,
or taxes)                                           24.80%   -1.08%     3.83%
--------------------------------------------------------------------------------

(1) The Similar Core Equity Fund, the Strong Advisor Large Company Core Fund, commenced operations on November 3, 1997.


(2) The S&P 500(R) Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.


(3) The Lipper Large Cap Core Funds Index is the average of the 30 largest funds in the Lipper category.

(4) The Similar Growth Fund, the Strong Large Company Growth Fund, commenced operations on November 3, 1997.

(5) The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on market capitalization.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investments through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Unlike the bar chart, the performance table reflects the impact of the maximum initial sales charge, which was first charged on November 30, 2000 for the Similar Core Equity Fund. No sales charge is imposed on reinvested dividends and distributions. The Similar Growth Fund does not impose any sales charges on purchases.

PORTFOLIO MANAGEMENT TEAMS

------------------------------------------------------------------------------------------------------------------------------------
NAME                                              BUSINESS EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------
Brian L. Stine, CFA                               Mr. Stine is responsible for the management of the Balanced Allocation Fund.
Senior Portfolio Manager
Years with the Adviser: 3                         Prior to joining the Adviser in 2004, Mr. Stine was a senior portfolio manager
Industry experience: 27 years                     with Smith Graham & Company. Mr. Stine had been with Smith Graham & Company since
                                                  1993.
------------------------------------------------------------------------------------------------------------------------------------
Andrew Harding                                    Mr. Harding is responsible for portfolio management and fixed income research of
Senior Portfolio Manager                          the Balanced Allocation Fund.
Years with the Adviser: 7
Industry experience: 27 years                     Mr. Harding has been with the Adviser since 2000.
------------------------------------------------------------------------------------------------------------------------------------
Gordon A. Johnson                                 Mr. Johnson is responsible for portfolio management and equity research of the
Senior Portfolio Manager                          Balanced Allocation Fund.
Years with the Adviser: 4
Industry experience: 22 years                     Prior to Investment Counselors' merger with the Adviser on December 31, 2005, Mr.
                                                  Johnson was the President and Chief Investment Officer of Investment Counselors,
                                                  the former sub-adviser to the Allegiant Small Cap Core Fund, since 1985.
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INVESTMENT MANAGEMENT TEAM, POLARIS (SUB-ADVISER)
------------------------------------------------------------------------------------------------------------------------------------
Martin Schulz                                     Mr. Schulz is responsible for the day-to-day management of the International
Director of International Equity Investment       Growth Component of the International Equity Fund.
Years with the Adviser: 10
Industry experience: 13 years                     Mr. Schulz has been with the Adviser since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Bernard R. Horn, Jr.                              Mr. Horn is responsible for the day-to-day management of the International Value
President, Polaris Capital Management, Inc.       Component of the International Equity Fund.
(sub-adviser)
Years with the Sub-Adviser: 12                    Mr. Horn has been with Polaris, sub-adviser for the International Equity Fund,
Industry experience: 27 years                     since 1995.
------------------------------------------------------------------------------------------------------------------------------------
Sumanta Biswas                                    Mr. Biswas is responsible for research and assisting in management of
Assistant Portfolio Manager,                      International Value Component of the International Equity Fund.
Polaris Capital Management, Inc. (sub-adviser)
Years with the Sub-Adviser: 5                     Mr. Biswas joined Polaris in 2002.
Industry experience: 10 years
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------
Christopher A. Wiles, CFA                         Shared responsibility for overall management of the fund and decision making on
Managing Senior Director for Core and             securities entering and leaving the portfolios.
Growth Equity
Years with the Adviser: 3                         Mr. Wiles joined the Adviser in 2004. Mr. Wiles founded Rockhaven Asset
Industry experience: 21 years                     Management in 1997. In 2002, Rockhaven was acquired by Strong Capital Management,
                                                  Inc. where he served as Senior Portfolio Manager until joining the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Lawrence E. Eakin, Jr.                            Shared responsibility for overall management of the fund and decision making on
Senior Director of Core and Growth Equity         securities entering and leaving the portfolios.
Years with the Adviser: 3
Industry experience: 11 years                     Mr. Eakin joined the Adviser in 2004. From 2002 to 2004, he was a Co-Portfolio
                                                  Manager of the Strong Large Company Core Fund and Large Company Growth Fund at
                                                  Strong Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME                                              BUSINESS EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Chren, CFA                             Mr. Chren is team leader and senior portfolio manager with team and management
Senior Portfolio Manager and Team Leader          responsibility for the Large Cap Value Fund.
Years with the Adviser: 4
Industry experience: 22 years                     Prior to joining the Adviser in 2004, Mr. Chren worked with INVESCO Capital
                                                  Management where he served as Partner/Senior Portfolio Manager. He had been with
                                                  INVESCO Capital Management since 2000.
------------------------------------------------------------------------------------------------------------------------------------
Andrew Shipman, CFA                               Mr. Shipman a Portfolio Manager with shared responsibility for portfolio
Portfolio Manager                                 management of the Large Cap Value Fund.
Years with the Adviser: 1
Industry experience: 13 years                     Prior to joining the Adviser in 2006, Mr. Shipman served as an Associate
                                                  Partner/Portfolio Manager at INVESCO NAM Institutional (N.A.), Inc. since 2001.
------------------------------------------------------------------------------------------------------------------------------------
Edward A. Johnson, CFA                            Mr. Johnson is a Senior Research Analyst conducting research and analysis of
Senior Research Analyst                           equity investments for the Large Cap Value Fund.
Years with the Adviser: 3
Industry experience: 10 years                     Prior to joining the Adviser in 2004, Mr. Johnson was a founding member of
                                                  Volaris Advisors, a derivatives advisory firm in New York specializing in risk and volatility management, which was acquired by Credit Suisse First Boston. He had been with Volaris since 2000.
------------------------------------------------------------------------------------------------------------------------------------
STRUCTURED EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------
Hitesh Patel, PhD                                 Mr. Patel has overall responsibility for quantitative research and portfolio
Director of Structured Equity Strategies          management.
Years with the Adviser: 2
Industry experience: 12 years                     Prior to joining the Adviser in April 2005, Mr. Patel served as Director of
                                                  Quantitative Research at Harris Investment Management, Inc. ("HIM"). Mr. Patel
                                                  had been with HIM since 1998.
------------------------------------------------------------------------------------------------------------------------------------
Paul Kleinaitis, CFA                              Mr. Kleinaitis is responsible for portfolio management and investment research.
Senior Portfolio Manager
Years with the Adviser: 2                         Prior to joining the Adviser in April 2005, Mr. Kleinaitis was a portfolio
Industry experience: 20 years                     manager for HIM. Mr. Kleinaitis had been with HIM since 1999.
------------------------------------------------------------------------------------------------------------------------------------
Rob Roquitte, CFA                                 Mr. Roquitte is responsible for portfolio management.
Senior Portfolio Manager
Years with Adviser: 2                             Prior to joining the Adviser in April 2005, Mr. Roquitte was a portfolio manager
Industry experience: 19 years                     for HIM. Mr. Roquitte had been with HIM since 1999.
------------------------------------------------------------------------------------------------------------------------------------
Steven Greiner, PhD                               Mr. Greiner is responsible for quantitative research and portfolio modeling.
Senior Quantitative Strategist
Years with Adviser: 2                             Prior to joining the Adviser in April 2005, Mr. Greiner served as senior
Industry experience: 27 years                     quantitative strategist at HIM since 2003. Prior to that, he served as Director of Quantitative Research with Clover Capital Management. Mr. Greiner had been with Clover Capital Management since 2000.
------------------------------------------------------------------------------------------------------------------------------------
MID-VALUE EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------
Michael E. Santelli, CFA, CPA                     Mr. Santelli is responsible for management of the Mid Cap Value Fund.
Senior Director for Value Equity Investment
Years with the Adviser: 12                        Mr. Santelli has been with the Adviser since 1995.
Industry experience: 17 years
------------------------------------------------------------------------------------------------------------------------------------
Alex L. Vallecillo, CFA                           Mr. Vallecillo is responsible for management of the Mid Cap Value Fund.
Senior Portfolio Manager
Years with the Adviser: 11                        Mr. Vallecillo has been with the Adviser since 1996.
Industry experience: 12 years
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME                                              BUSINESS EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------------
QUANTITATIVE ANALYSIS MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------
Hitesh Patel, PhD                                 Mr. Patel has overall responsibility for quantitative research and portfolio
Director of Structured Equity Strategies          management.
Years with the Adviser: 2
Industry experience: 12 years                     Prior to joining the Adviser in April 2005, Mr. Patel served as Director of
                                                  Quantitative Research at Harris Investment Management, Inc. Mr. Patel had been with HIM since 1998.
------------------------------------------------------------------------------------------------------------------------------------
Rita Ontko                                        Ms. Ontko is responsible for analytical support of the fund models.
Quantitative Analyst
Years with the Adviser: 11                        Ms. Ontko has been with the Adviser since 1996.
Industry experience: 13 years
------------------------------------------------------------------------------------------------------------------------------------
Steven Greiner, PhD                               Mr. Greiner is responsible for quantitative research and portfolio modeling.
Senior Quantitative Strategist
Years with Adviser: 2                             Prior to joining the Adviser in April 2005, Mr. Greiner served as senior
Industry experience: 27 years                     quantitative strategist at Harris Investment Management, Inc. since 2003. Prior to that, he served as Director of Quantitative Research with Clover Capital
                                                  Management. Mr. Greiner had been with Clover Capital Management since 2000.
------------------------------------------------------------------------------------------------------------------------------------
Chen Chen                                         Ms. Chen is responsible for quantitative research, index strategy research, and
Senior Quantitative Analyst                       structured equity research.
Years with the Adviser: 2
Industry experience: 2 years                      Prior to joining the Adviser in July 2005, Ms. Chen was a full time student at the University of Illinois at Chicago pursuing a doctorate in Business
                                                  Statistics. Ms. Chen earned her doctorate in September 2005.
------------------------------------------------------------------------------------------------------------------------------------
CORE EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------
Gordon A. Johnson                                 Mr. Johnson has overall responsibility for the team's investment operations.
Senior Portfolio Manager
Years with the Adviser: 4                         Prior to Investment Counselors' merger with the Adviser on December 31, 2005, Mr.
Industry experience: 22 years                     Johnson was the President and Chief Investment Officer of Investment Counselors,
                                                  the former sub-adviser to the Allegiant Small Cap Core Fund, since 1985.
------------------------------------------------------------------------------------------------------------------------------------
James E. Mineman                                  Mr. Mineman is responsible for coordinating the equity research process for the
Senior Portfolio Manager                          Small Cap Core Fund.
Years with the Adviser: 4
Industry experience: 13 years                     Prior to Investment Counselors' merger with the Adviser on December 31, 2005, Mr.
                                                  Mineman was the Director of Equity Research at Investment Counselors, the former sub-adviser to the Allegiant Small Cap Core Fund, since 1994.
------------------------------------------------------------------------------------------------------------------------------------
Peter A. Roy                                      Mr. Roy is responsible for implementing and managing the investment philosophy.
Senior Investment Analyst
Years with the Adviser: 4                         Prior to Investment Counselors' merger with the Adviser on December 31, 2005, Mr.
Industry experience: 10 years                     Roy was a portfolio manager at Investment Counselors, the former sub-adviser to the Allegiant Small Cap Core Fund, since 2003. Prior to 2003, Mr. Roy was a portfolio manager for Allegiant Trust Company.
------------------------------------------------------------------------------------------------------------------------------------
Lisa A. Teter                                     Ms. Teter is responsible for portfolio management and trading for the Small Cap
Senior Investment Analyst                         Core Fund.
Years with the Adviser: 4
Industry experience: 13 years                     Prior to Investment Counselors' merger with the Adviser on December 31, 2005, Ms.
                                                  Teter was a portfolio manager at Investment Counselors, the former sub-adviser to the Allegiant Small Cap Core Fund, since 1994.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME                                              BUSINESS EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------------
TAXABLE FIXED INCOME MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------
Andrew Harding                                    Mr. Harding has primary responsibility for taxable fixed income strategy and
Senior Director for                               performance at the Adviser.
Taxable Fixed Income Investments
Years with the Adviser: 7                         Mr. Harding has been with the Adviser since 2000.
Industry experience: 27 years
------------------------------------------------------------------------------------------------------------------------------------
Cynthia D. Cole                                   Ms. Cole is primarily responsible for analyzing and recommending corporate sector
Director of Corporate Bond Investment             investments.
Years with the Adviser: 8
Industry experience: 22 years                     Ms. Cole has been with the Adviser since 1999.
------------------------------------------------------------------------------------------------------------------------------------
Timothy Compan, Jr., CFA                          Mr. Compan has responsibility for corporate bond portfolio management and
Corporate Bond Specialist                         trading.
Years with the Adviser: 4
Industry experience: 7 years                      Prior to joining the Adviser in 2003, Mr. Compan was a corporate bond trader for
                                                  Goldman Sachs Asset Management. Mr. Compan had been with Goldman Sachs since
                                                  1999.
------------------------------------------------------------------------------------------------------------------------------------
Brian L. Stine, CFA                               Mr. Stine is primarily responsible for fixed income security and portfolio
Senior Portfolio Manager                          research.
Years with the Adviser: 3
Industry experience: 27 years                     Prior to joining the Adviser in 2004, Mr. Stine was a senior portfolio manager with Smith Graham & Company. Mr. Stine had been with Smith Graham & Company since
                                                  1993.
------------------------------------------------------------------------------------------------------------------------------------
Mark Lozina, CFA                                  Mr. Lozina has day-to-day responsibility for fixed income security and portfolio
Fixed Income Analyst                              research.
Years with the Adviser: 5
Industry experience: 12 years                     Mr. Lozina has been with the Adviser since 2002.
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL FIXED INCOME TEAM
------------------------------------------------------------------------------------------------------------------------------------
Cynthia D. Cole                                   Ms. Cole has leadership responsibility for the municipal fixed income investment
Senior Portfolio Manager                          style.
Years with the Adviser: 8
Industry experience: 22 years                     Ms. Cole has been with the Adviser since 1999.
------------------------------------------------------------------------------------------------------------------------------------
Patrick J. Azouri, CFA                            Mr. Azouri has responsibility for municipal fixed income and portfolio research
Portfolio Manager                                 for the Intermediate Tax Exempt Bond Fund and the Ohio Intermediate Tax
Years with the Adviser: 4                         Exempt Bond Fund.
Industry experience: 8 years
                                                  Mr. Azouri joined the Adviser in 2003. He was an Analyst in the Finance
                                                  Department until October 2005 when he joined the Fixed Income Management Team.
                                                  Mr. Azouri worked for National City Corporation in the Consumer and Small
                                                  Business Group since 2002.
------------------------------------------------------------------------------------------------------------------------------------
Keith Erwin                                       Mr. Erwin has responsibility for municipal fixed income investments for the
Portfolio Manager                                 Michigan Intermediate Municipal Bond Fund and the Pennsylvania Intermediate
Years with the Adviser: 9                         Municipal Bond Fund.
Industry experience: 11 years
                                                  Mr. Erwin has been with the Adviser since 1998.
------------------------------------------------------------------------------------------------------------------------------------


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is described in the Statement of Additional Information.

PURCHASING, EXCHANGING AND REDEEMING FUND SHARES

EFFECTIVE MAY 31, 2006, CLASS B SHARES OF THE FUNDS ARE NO LONGER OFFERED, EXCEPT IN CONNECTION WITH DIVIDEND REINVESTMENT AND PERMITTED EXCHANGES OF CLASS B SHARES. EXISTING CLASS B SHAREHOLDERS MAY CONTINUE TO HOLD THEIR CLASS B SHARES, REINVEST DIVIDENDS INTO CLASS B SHARES OF THE FUNDS AND EXCHANGE THEIR CLASS B SHARES OF A FUND FOR CLASS B SHARES OF ANOTHER FUND (AS PERMITTED BY CURRENT EXCHANGE PRIVILEGE RULES). AS OF MAY 31, 2006, NO NEW OR SUBSEQUENT INVESTMENTS, INCLUDING THROUGH THE FUNDS' PLANNED INVESTMENT PROGRAM, WILL BE ALLOWED IN CLASS B SHARES OF ANY FUND, EXCEPT THROUGH A DIVIDEND REINVESTMENT OR PERMITTED EXCHANGE. ALL CLASS B SHARE ATTRIBUTES, INCLUDING ASSOCIATED CONTINGENT DEFERRED SALES CHARGE SCHEDULES, CONVERSION FEATURES AND DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN FEES, WILL CONTINUE IN EFFECT.

      CLASS B SHARES


      o     NO FRONT-END SALES CHARGE

      o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 5 YEARS - DECLINING AFTER THE SECOND YEAR)

      o     12b-1 FEES UP TO 0.75% OF NET ASSETS

      o     SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

      o     $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT

      o     CONVERTS TO CLASS A SHARES AFTER THE EIGHTH YEAR

      o EXCHANGE ONLY FROM AN ALLEGIANT NON-MONEY MARKET FUND OR ARRANGE FOR A SYSTEMATIC EXCHANGE PROGRAM (PERTAINS TO THE MONEY MARKET AND TAX EXEMPT MONEY MARKET FUNDS ONLY)


Class B Shares are for individuals, corporate investors and retirement plans.


Certain shareholders may also purchase shares of the Allegiant Advantage Institutional Money Market Fund ("Advantage Fund," and together with the Funds, the "Fund Complex"), an investment portfolio of another registered investment company for whom the Adviser provides investment advisory services. The Advantage Fund's minimum initial investment is $5 million. There is no minimum subsequent investment. The Advantage Fund, at its discretion, may reduce the minimum initial investment for specific shareholders whose aggregate relationship with the Fund Complex is substantially equivalent to the $5 million minimum and warrants this reduction. The minimum initial investment also may be waived if the investor has, in the opinion of the Advantage Fund, adequate intent and availability of assets to reach a future level of investment of $5 million in the Fund Complex. Please see an Advantage Fund prospectus for more information.


HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, a Fund generally values its investment portfolio at market price. Certain short-term obligations with maturities of 60 days or less that are used to manage a Fund's cash are valued on the basis of amortized cost. In calculating NAV for the Money Market Funds, a Fund generally values its investment portfolio using the authorized cost method which is described in the Statement of Additional Information.

Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of the Funds.

If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices will be determined in good faith by a Fund's Adviser and fund accountant using methods approved by the Board of Trustees. A Fund will use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. A Fund will also use fair value pricing for domestic securities when a significant event (e.g., there is a "thin" market in the security or the security has not been traded for an extended period of time) impacts the value of such securities. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

Investments by any Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each Business Day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a Fund's net asset value on the business day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments. Expenses common to all the Funds in the Trust are allocated among the Funds on the basis of average net assets. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES

You do not pay a sales charge when you purchase Class B Shares. The offering price of Class B Shares is simply the next calculated NAV. If you redeem your Class B Shares within five years after your purchase, you will pay a contingent deferred sales charge as described in the table below. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges of Class B Shares of one Allegiant Fund for Class B Shares of another Allegiant Fund. After eight years, your Class B Shares are converted to Class A Shares.

-----------------------------------------------------------------------------
                                                  CLASS B SHARES
                                        CONTINGENT DEFERRED SALES CHARGE AS A
                                         PERCENTAGE OF DOLLAR AMOUNT SUBJECT
YEARS SINCE PURCHASE                                TO CHARGE
-----------------------------------------------------------------------------
FIRST                                                  5.0%
-----------------------------------------------------------------------------
SECOND                                                 5.0%
-----------------------------------------------------------------------------
THIRD                                                  4.0%
-----------------------------------------------------------------------------
FOURTH                                                 3.0%
-----------------------------------------------------------------------------
FIFTH                                                  2.0%
-----------------------------------------------------------------------------
SIXTH                                                  NONE
-----------------------------------------------------------------------------
SEVENTH                                                NONE
-----------------------------------------------------------------------------
EIGHTH                                                 NONE
-----------------------------------------------------------------------------

When you redeem Shares, they are redeemed first from those Shares that are not subject to the contingent deferred sales charge (i.e., Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by you, from the Shares that have been held the longest.

The contingent deferred sales charge will be waived if you redeem your Class B Shares for the following reasons:

o     redemptions following the death or disability of a shareholder;

o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

o     redemptions by a settlor of a living trust;

o redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

o     return of excess contributions;

o redemptions following the death or disability of both shareholders in the case of joint accounts;

o exchanges of Class B Shares of an Allegiant Fund for Class B Shares of another Allegiant Fund;

o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

o exchange of Class B Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

o redemptions by participants in a qualified plan who transfer funds from an Allegiant Fund to a non-Allegiant Fund available through the plan.

For more information on sales charges, please visit Allegiant's website at www.allegiantfunds.com. The website includes information on sales charges, free of charge and in a clear and prominent format (click on "Funds," click on "Sales Charges and Breakpoints," and then click on "Allegiant Funds' Sales Charges," "click here" or "prospectuses").

HOW TO REDEEM YOUR FUND SHARES

You may redeem shares by following the procedures described below:

------------------------------------------------------------------------------------------------------------------------------------
ONLINE                       The minimum amount for Internet redemption is $100. You may arrange for participation in a Systematic
WWW.ALLEGIANTFUNDS.COM       Withdrawal Plan (see below for more information). To authorize this service, please complete an Account
------------------------------------------------------------------------------------------------------------------------------------

BY TELEPHONE                 Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions
1-800-622-FUND (3863)        will be sent to the shareholder's address or bank account on record.
------------------------------------------------------------------------------------------------------------------------------------

SYSTEMATIC WITHDRAWAL PLAN   If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class B Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your bank account. Participation in this program can be arranged when completing an account application or an Account Maintenance Form, via the Internet, or calling our Investor Services line.
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY       Contact your financial consultant, financial intermediary or institution to redeem your shares. Your financial consultant, financial intermediary or institution may charge a fee for its services, in addition to the fees charged by the Fund.
------------------------------------------------------------------------------------------------------------------------------------


SIGNATURE GUARANTEE


The use of a signature guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities and is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors--these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the signature guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a Medallion Signature Guarantee, nor can we accept a comparison signature guarantee, a handwritten signature guarantee, or a non-Medallion Signature Guarantee stamp.


RECEIVING YOUR MONEY


If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to redeem $100,000 or more of your shares, please notify Allegiant in writing and include a Medallion Signature Guarantee from a bank or other financial institution (see "Signature Guarantee" above).


Redemption requests received in good order by Allegiant will be processed at the next NAV determined, less any applicable deferred sales charge, after the fund receives your request. Good order means that your request includes complete information. See "Contingent Deferred Sales Charges" for information concerning the application of contingent deferred sales charges.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Allegiant does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 30 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. Redemption proceeds may be paid all or in part in liquid securities (redemption in kind) with a market value equal to the redemption price rather than cash when the Fund determines that it is in the best interests of the Fund and its shareholders. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. Shareholders remain responsible for any loss in their accounts or any applicable taxes until their shares are redeemed.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to redeem your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO REDEEM YOUR SHARES

Allegiant may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)   the NYSE is closed for other than customary weekend and holiday closings;

(c)   the SEC has by order permitted the Fund's suspension; or

(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by Allegiant of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Allegiant to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange Class B Shares of any Allegiant Fund for Class B Shares of any other Allegiant Fund. When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. Your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange, provided you hold your shares for at least five years from your initial purchase. You may exchange your shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). The deadline for submitting same day exchange orders to Allegiant's transfer agent is 4:00 p.m. Eastern time. Class B Shares of the Money Market Funds are available through participation in a Systematic Exchange Program (see below) or via an exchange from Class B Shares of a non-money market fund offered by Allegiant.


------------------------------------------------------------------------------------------------------------------------------------
ONLINE                       You may exchange your shares through the Internet. The minimum amount for an Internet exchange into a
WWW.ALLEGIANTFUNDS.COM       new Fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic
                             Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863)
                             or visit our Forms Center online to obtain an Account Maintenance Form.
------------------------------------------------------------------------------------------------------------------------------------
TELEPHONE                    Call with your account name, number, and amount of exchange into an existing account (minimum amount is
1-800-622-FUND (3863)        $500). To authorize this service, please complete an Account Maintenance Form or call 1-800-622-FUND

------------------------------------------------------------------------------------------------------------------------------------
MAIL                         Indicate which existing Fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

                                Allegiant Funds
                                c/o PFPC Inc.
                                P.O. Box 9795
                                Providence, RI 02940-9795

                             FOR OVERNIGHT DELIVERY MAIL TO:

                                Allegiant Funds
                                c/o PFPC Inc.
                                101 Sabin Street
                                Pawtucket, RI 02860-1427

                             The minimum exchange amount is $500.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SYSTEMATIC EXCHANGE PROGRAM  You may exchange Class B Shares of a Money Market Fund for Class B Shares of any other Fund
(MONEY MARKET FUNDS ONLY)    automatically, at periodic intervals. You must exchange your shares within either six or twelve months from the date of purchase. The minimum exchange amount is $50. You may arrange to participate in this program via the Internet at www.allegiantfunds.com or by calling 1-800-622-FUND (3863) or by completing an account application.
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY       Contact your financial consultant, financial intermediary or institution. Your financial consultant, financial intermediary or institution may charge a fee for its services.
------------------------------------------------------------------------------------------------------------------------------------

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, exchanging and redeeming Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Allegiant has certain safeguards and procedures to confirm the authenticity of instructions, Allegiant is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Allegiant over the telephone or via the Internet, you will generally bear the risk of any loss, provided Allegiant has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Allegiant to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Allegiant. To the extent permitted by applicable law, Allegiant reserves the right to place limits on transactions in your account until your identity is verified.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS


Allegiant's Board of Trustees has adopted procedures that impose limits on purchases, exchanges and redemptions to discourage excessive short-term trading by shareholders. These restrictions apply uniformly. Under the Funds' procedures, a Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. Although Class B Shares are closed to new investment, shareholders may exchange Class B Shares of one Fund for Class B Shares of another Fund.


There is no guarantee that Allegiant or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of Allegiant and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time-zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time-zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Non-Money Market Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of Allegiant's market timing policies. If a shareholder continues market timing activities after being cited for market timing violations, the account will be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

o     Reject a purchase or exchange

o Delay payment of immediate cash redemption proceeds for up to seven calendar days

o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

o     Limit the amount of any exchange

Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' notice before any material change to the exchange privilege is made.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS


Each Fund has adopted separate distribution plans with respect to Class B Shares pursuant to Rule 12b-1 under the 1940 Act that allow each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. Distribution fees for Class B Shares, as a percentage of average daily net assets, are 0.75% for the Funds.


Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class B Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class B Shares for these shareholder services.


The Funds' Underwriter may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Underwriter from any sales charge it receives or from any other source available to it. Under any such program, the Underwriter may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS


Dividends from net investment income are declared and paid as follows:

--------------------------------------------------------------------------------
FUND NAME
--------------------------------------------------------------------------------

Balanced Allocation                                                   Quarterly

--------------------------------------------------------------------------------
International Equity                                                  Annually
--------------------------------------------------------------------------------
Large Cap Core Equity                                                 Quarterly
--------------------------------------------------------------------------------
Large Cap Growth                                                      Annually
--------------------------------------------------------------------------------
Large Cap Value                                                       Quarterly
--------------------------------------------------------------------------------
Mid Cap Value                                                         Annually
--------------------------------------------------------------------------------
Multi-Factor Mid Cap Growth                                           Annually
--------------------------------------------------------------------------------
Multi-Factor Small Cap Core                                           Annually
--------------------------------------------------------------------------------
Multi-Factor Small Cap Value                                          Annually
--------------------------------------------------------------------------------
S&P 500 Index                                                         Quarterly
--------------------------------------------------------------------------------
Small Cap Core                                                        Annually
--------------------------------------------------------------------------------
Small Cap Growth                                                      Annually
--------------------------------------------------------------------------------


Bond                                                                  Monthly
--------------------------------------------------------------------------------
Government Mortgage                                                   Monthly
--------------------------------------------------------------------------------
Intermediate Bond                                                     Monthly
--------------------------------------------------------------------------------
Limited Maturity Bond                                                 Monthly
--------------------------------------------------------------------------------
Total Return Advantage                                                Monthly
--------------------------------------------------------------------------------
Ultra Short Bond                                                      Monthly
--------------------------------------------------------------------------------
Intermediate Tax Exempt Bond                                          Monthly
--------------------------------------------------------------------------------
Michigan Intermediate Municipal Bond                                  Monthly
--------------------------------------------------------------------------------
Ohio Intermediate Tax Exempt Bond                                     Monthly
--------------------------------------------------------------------------------
Pennsylvania Intermediate Municipal Bond                              Monthly
--------------------------------------------------------------------------------
Money Market                                                          Monthly
--------------------------------------------------------------------------------
Tax Exempt Money Market                                               Monthly
--------------------------------------------------------------------------------

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution.


You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.allegiantfunds.com, or by notifying Allegiant in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day if done through the Internet or after Allegiant receives your written notice.


The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state local and/or foreign tax consequences relevant to your specific situation.


FUND DISTRIBUTIONS


Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless whether they are received in cash or reinvested in Fund shares. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income.

Distributions attributable to net capital gain of a Fund generally are taxable to you as long-term capital gain without regard to how long you own your shares. Under current provisions of the Internal Revenue Code (the "Code"), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%.


Distributions from the Equity Funds of dividends received from certain U.S. and foreign corporations ("qualifying dividends") will also generally be taxed at the long-term capital gain rate of 15%, as long as certain other requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. The amount of a Fund's distributions that qualify for this favorable tax treatment will be reduced as a result of the Fund's securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or "non-qualified" foreign corporations. For these lower rates to apply to Fund distributions, you must have owned your Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund's ex-dividend date. Distributions from the Money Market, Fixed Income and Tax Exempt Bond Funds generally will not qualify for this treatment because these Funds do not invest in the stock of corporations.


Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid on December 31.

A percentage of the Equity Funds' dividends paid to corporate shareholders may be eligible for the dividends-received deduction. This percentage may, however, be reduced as a result of a Fund's securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. No substantial portion of the distributions from the International Equity Fund will be eligible for the dividends-received deduction.

You will be notified annually of the tax status of distributions paid to you.

You should note that if you purchase shares of a Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as "buying into a dividend."

REDEMPTIONS AND EXCHANGES

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange of your shares for shares of another Fund, in an amount equal to the difference between your tax basis in the shares and the amount you receive for them. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. If you receive an exempt-interest dividend with respect to any Exempt Fund (defined below) share held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

IRAS AND OTHER TAX-QUALIFIED PLANS

The one major exception to the tax principles described above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable. These types of investors will, therefore, gain no additional tax benefit from investing in any Exempt Fund.

FOREIGN TAXES INCURRED BY THE INTERNATIONAL EQUITY FUND

It is expected that the International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

TAX EXEMPT FUNDS

The Tax Exempt Bond Funds and Tax Exempt Money Market Fund (the "Exempt Funds") anticipate that substantially all of their income distributions will be "exempt interest dividends," which are exempt from federal income taxes. However, some distributions may be taxable, such as distributions that are derived from occasional taxable investments and distributions of short and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Exempt Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. However, the Tax Exempt Money Market Fund, the Intermediate Tax Exempt Bond Fund and the Ohio Intermediate Tax Exempt Bond Fund generally invest their assets so that at least 80% of their distributions will not be subject to alternative minimum tax. Exempt-interest dividends will be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

As noted above, if you receive an exempt-interest dividend with respect to any Exempt Fund share held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

BACKUP WITHHOLDING

The Funds may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to a Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current withholding rate is 28%.

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS


Nonresident aliens, foreign corporations and other foreign investors in the Funds will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains, and, for distributions attributable to the Funds' taxable year ending on May 31, 2008, net short-term capital gains, of the Fund. Tax may apply to such capital gain distributions, however, if the recipient's investment in a Fund is connected to a trade or business of the recipient in the United States or if the recipient is present in the United States for 183 days or more in a year and certain other conditions are met.

In subsequent taxable years, the exemption of foreign investors from U.S. federal income tax on Fund distributions attributable to U.S.-source interest income and short-term capital gains will be unavailable, but distributions attributable to long-term capital gains will continue to be exempt.

Fund distributions attributable to other categories of Fund income, such as dividends from portfolio companies, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder's country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits. Also, for the Funds' current taxable year ending on May 31, 2008, Fund distributions attributable to U.S.-source interest income of the Fund will be exempt from U.S. federal income tax.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.


STATE AND LOCAL TAXES

Except as otherwise described herein, you may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Michigan Intermediate Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes, the Ohio Intermediate Tax Exempt Bond Fund intends to distribute income that is exempt from Ohio personal income taxes, and the Pennsylvania Intermediate Municipal Bond Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. State and local tax exemptions with respect to distributions from these Funds are described more fully in the SAI. You should consult your tax adviser regarding the tax status of Fund distributions in your state and locality.

SUNSET OF TAX PROVISIONS

Some of the tax provisions described above are subject to sunset provisions. Specifically, the 15% long-term capital gain rate is scheduled to increase to 20% and dividends will be taxed at ordinary income tax rates, rather than at the long-term capital gain rate, for taxable years beginning after December 31, 2010.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

                                   APPENDIX A

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES


This section provides additional information about the principal investment strategies used by the Funds and the related risks. The Funds' Statement of Additional Information contains more information about the particular types of securities in which the Funds invest.

Each Fund publishes on the Funds' website (www.allegiantfunds.com) its complete portfolio holdings as of the end of each fiscal quarter. Such publication is subject to a fifteen calendar day lag between the date of the information and the date on which the information is disclosed. In addition, each Fund (excluding the Allegiant Small Cap Core, Small Cap Growth and Multi-Factor Small Cap Value Fund) publishes on the Funds' website portfolio holdings information as of each month-end. Such publication is subject to a fifteen business day lag between the date of the information and the date on which the information is disclosed. This information will be available on the Funds' website until the date on which a Fund files its next portfolio holdings report with the SEC on Form N-CSR or Form N-Q. For more information on the Funds' policies and procedures with respect to the disclosure of portfolio securities, see the Funds' Statement of Additional Information, which is available, free of charge, on the Funds' website. The following chart indicates the specific types of investments in which each Fund primarily invests.

---------------------------------------------------------------------------------------------------------------------------------
                              Emerging                 Initial                Exchange-     Fixed                     High-Yield,
                              Countries    Equity      Public     Convertible   Traded      Income       Government   Lower Rated
                              Securities   Securities  Offerings  Securities    Funds       Securities   Securities   Securities
---------------------------------------------------------------------------------------------------------------------------------
Balanced Allocation Fund                        X                     X            X            X            X
--------------------------------------------------------------------------------------------------------------------------------
International Equity Fund          X            X                                  X
--------------------------------------------------------------------------------------------------------------------------------
Large Cap Core Equity Fund                      X                                  X
--------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                           X                                  X
--------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                            X                                  X
--------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                              X                                  X
--------------------------------------------------------------------------------------------------------------------------------
Multi-Factor Mid
Cap Growth Fund                                 X         X                        X
--------------------------------------------------------------------------------------------------------------------------------
Multi-Factor Small
Cap Value Fund                                  X                                  X
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                              X                                  X
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Core Fund                             X                                  X
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                           X         X                        X
--------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                                                               X            X
--------------------------------------------------------------------------------------------------------------------------------
Tax Exempt Money
Market Fund                                                                                     X
--------------------------------------------------------------------------------------------------------------------------------
Bond Fund                                                                          X            X            X
--------------------------------------------------------------------------------------------------------------------------------
Government Mortgage Fund                                                           X            X            X
--------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                                                             X            X            X
--------------------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                                                         X            X            X
--------------------------------------------------------------------------------------------------------------------------------
Total Return Advantage Fund                                                        X            X            X            X
--------------------------------------------------------------------------------------------------------------------------------
Ultra Short Bond Fund                                                              X            X            X
--------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax Exempt
Bond Fund                                                                          X
--------------------------------------------------------------------------------------------------------------------------------
Michigan Intermediate
Municipal Bond Fund                                                                             X
--------------------------------------------------------------------------------------------------------------------------------
Ohio Intermediate Tax
Exempt Bond Fund                                                                                X
--------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Intermediate
Municipal Bond Fund                                                                             X
--------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Eurodollar
                                   Municipal    Asset-Backed   Mortgage-Backed   Foreign      Repurchase   Derivatives   and Yankee
                                   Securities   Securities     Securities        Securities   Agreements   Instruments   Obligations
------------------------------------------------------------------------------------------------------------------------------------
Balanced Allocation Fund                             X                X               X                         X
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund                                                             X                         X
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Core Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Multi-Factor Mid Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Multi-Factor Small Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                                                                                              X
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Core Fund
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                                                                  X                          X
------------------------------------------------------------------------------------------------------------------------------------
Tax Exempt Money Market Fund            X
------------------------------------------------------------------------------------------------------------------------------------
Bond Fund                                            X                X                                         X
------------------------------------------------------------------------------------------------------------------------------------
Government Mortgage Fund                             X                X
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                               X                X                                         X
------------------------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                           X                X
------------------------------------------------------------------------------------------------------------------------------------
Total Return Advantage Fund                          X                X                                         X
------------------------------------------------------------------------------------------------------------------------------------
Ultra Short Bond Fund                                X                X
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Bond Fund       X
------------------------------------------------------------------------------------------------------------------------------------
Michigan Intermediate
Municipal Bond Fund                     X
------------------------------------------------------------------------------------------------------------------------------------
Ohio Intermediate Tax
Exempt Bond Fund                        X
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Intermediate
Municipal Bond Fund                     X
------------------------------------------------------------------------------------------------------------------------------------

EMERGING COUNTRIES SECURITIES

The securities markets of Asian, Latin, Central and South American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.

EQUITY SECURITIES

Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.


INITIAL PUBLIC OFFERINGS

An IPO is a company's first offering of stock to the public. IPOs involve the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Because the availability of securities listed in an IPO is normally limited, the Adviser may face conflicts of interest in allocating investment opportunities among the Fund and other accounts managed by the Adviser. The Adviser's IPO allocation decisions may be more or less advantageous to the Fund.


CONVERTIBLE SECURITIES

Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

EXCHANGE-TRADED FUNDS

Exchange-traded funds ("ETFs") own stocks included in a particular index and changes in the market price of ETFs (before deducting the ETFs' expenses) are generally expected to track the movement of the associated index relatively closely. However, the price movement of ETFs may not perfectly parallel the price action of the associated indices. To the extent a Fund invests in ETFs, shareholders of the Fund may be subject to duplicative management fees and other expenses. ETFs include iSharesSM, Standard & Poor's Depositary Receipts(TM) ("SPDRs"), S&P Sector SPDRs, DIAMONDS, and other security baskets. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values ("NAVs") of their underlying indices and supply and demand of iShares on an exchange. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500(R) Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. The Investment Company Act of 1940, as amended, limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with Securities and Exchange Commission exemptive relief granted to such ETFs.

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES

Government securities are securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities may also include Treasury inflation-protected securities which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

MUNICIPAL SECURITIES

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

ASSET-BACKED SECURITIES

Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations;

o A Fund may incur substantial costs in connection with conversions between various currencies;

o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position; and

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Investments in foreign securities may take the form of sponsored or unsponsored ADRs. ADRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs are traded in the United States. Prices of ADRs are quoted in U.S. dollars.

REPURCHASE AGREEMENTS

Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

DERIVATIVES INSTRUMENTS

A small investment in derivatives, such as options, swaps, futures and options on futures, could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments.

EURODOLLAR AND YANKEE OBLIGATIONS

The Money Market Fund may also invest in Eurodollar and Yankee obligations, which include, but are not limited to, certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as those of U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the chance that a foreign government will not let U.S. dollar-denominated assets leave the country, the chance that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and the chance that adverse political or economic developments will affect investments in a foreign country. Before the Adviser selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as those for the issuers of domestic securities.

MORE INFORMATION ABOUT FUND INVESTMENTS


Each Fund also may invest in other securities, use other strategies and engage in other investment practices.


Additional investment policies are described in this section. See the Statement of Additional Information for more detail on the investments and strategies used by the Funds.

TEMPORARY INVESTMENTS

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

DERIVATIVES AND FUTURES CONTRACTS

In fulfilling the 80% investment requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. For more information on derivatives and futures contracts and their related risks, see the Statement of Additional Information.

SECURITIES LENDING


Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, a Fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the borrowed securities or exercising its rights in the collateral.


ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities (the Money Market Funds may invest up to 10% of their respective net assets in illiquid securities). Illiquid securities are securities that a Fund may not be able to sell in the ordinary course of business. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, as those securities may then be purchased by a Fund without limit.

FOREIGN SECURITIES


Each Equity Fund may invest in foreign securities. The International Equity Fund invests in foreign securities as part of its principal investment strategy. The S&P 500 Index Fund will only invest in foreign securities if they are included in the S&P 500(R) Index. Each other Equity Fund may invest in foreign securities, but these Funds do not use such investments as part of their principal investment strategies. The Money Market Funds may hold cash pending investment and may hold up to 100% of its assets in cash for temporary defensive purposes.


CASH MANAGEMENT

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by the Trust and the Allegiant Advantage Fund, a separate investment company affiliated with the Trust.

                                   APPENDIX B

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class B Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.


The financial highlights have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2007 and are incorporated by reference in the Statement of Additional Information.

No financial highlights are presented for Class B Shares of the Ultra Short Bond, Pennsylvania Intermediate Municipal Bond and Tax Exempt Money Market Funds because Class B Shares of these Funds had not yet commenced operations as of May 31, 2007.


You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

          NET ASSET                       REALIZED AND    DIVIDENDS    DISTRIBUTIONS
           VALUE,           NET            UNREALIZED      FROM NET      FROM NET       NET ASSET
          BEGINNING     INVESTMENT        GAIN (LOSS)     INVESTMENT     REALIZED      VALUE, END    TOTAL
           OF YEAR    INCOME/(LOSS)(1)   ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
-----------------------------------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
-----------------------------------------------------------------------------------------------------------
CLASS B
2007       $ 10.64         $ 0.12            $ 1.52        $ (0.10)       $ (0.30)       $ 11.88     15.64%
2006          9.96           0.07              0.68          (0.07)            --          10.64      7.60
2005          9.36           0.05              0.60          (0.05)            --           9.96      6.99
2004          8.46           0.02              0.89          (0.01)            --           9.36     10.80
2003          9.03           0.05             (0.55)         (0.07)            --           8.46     (5.48)
-----------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------
CLASS B
2007*      $ 13.73         $   --**          $ 3.62        $    --        $    --        $ 17.35     26.37%
2006*        10.73           0.02              3.12          (0.14)            --          13.73     29.43
2005          9.81           0.04              0.93          (0.05)            --          10.73      9.85
2004          7.77          (0.02)             2.14          (0.08)            --           9.81     27.31
2003          9.46           0.01             (1.70)            --             --           7.77    (17.87)
-----------------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
-----------------------------------------------------------------------------------------------------------
CLASS B
2007       $ 11.77         $   --**          $ 1.69        $    --        $ (0.76)       $ 12.70     14.78%
2006         11.03          (0.06)             1.05             --          (0.25)         11.77      9.01
2005         10.49          (0.03)             0.76          (0.03)         (0.16)         11.03      6.90
2004          9.22          (0.02)             1.29             --             --          10.49     13.70
2003         10.48           0.01             (1.26)         (0.01)            --           9.22    (11.79)
-----------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------------
CLASS B
2007       $ 18.55         $(0.10)           $ 2.82        $    --        $ (1.91)       $ 19.36     15.43%
2006         17.92          (0.18)             1.45             --          (0.64)         18.55      7.03
2005         17.78          (0.10)             0.48             --          (0.24)         17.92      2.20
2004         16.38          (0.15)             1.57          (0.02)            --          17.78      8.66
2003         18.81          (0.09)            (2.34)            --             --          16.38    (12.92)
-----------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------
CLASS B
2007       $ 18.70         $ 0.09            $ 4.20        $ (0.08)       $ (2.14)       $ 20.77     24.05%
2006         17.43           0.07              2.60          (0.05)         (1.35)         18.70     15.71
2005         16.30           0.09              1.81          (0.09)         (0.68)         17.43     11.73
2004         13.97           0.06              2.38          (0.11)            --          16.30     17.47
2003         15.73           0.09             (1.74)         (0.08)         (0.03)         13.97    (10.45)
-----------------------------------------------------------------------------------------------------------
MID CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------
CLASS B
2007       $ 13.36         $ 0.11            $ 3.33        $    --        $ (0.76)       $ 16.04     26.57%
2006         12.18          (0.04)             2.49             --          (1.27)         13.36     20.87
2005         12.37          (0.02)             2.08             --          (2.25)         12.18     16.98
2004(3)      10.14          (0.08)             2.56          (0.02)         (0.23)         12.37     24.64

                                                       RATIO           RATIO OF NET
                                    RATIO OF NET    OF EXPENSES     INVESTMENT INCOME/
                        RATIO OF     INVESTMENT     TO AVERAGE       (LOSS) TO AVERAGE
          NET ASSETS    EXPENSES    INCOME/(LOSS)   NET ASSETS          NET ASSETS       PORTFOLIO
            END OF     TO AVERAGE    TO AVERAGE     (BEFORE FEE         (BEFORE FEE       TURNOVER
          YEAR (000)   NET ASSETS    NET ASSETS       WAIVERS)           WAIVERS)           RATE
---------------------------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
---------------------------------------------------------------------------------------------------
CLASS B
2007        $ 6,209       1.95%         1.08%          1.95%               1.08%          148%(2)
2006          5,781       1.99          0.68           1.99                0.68           223(2)
2005          6,458       2.01          0.54           2.01                0.54           201(2)
2004          6,985       1.93          0.20           1.93                0.20           230(2)
2003          5,879       2.05          0.67           2.05                0.67           171(2)
---------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------------
CLASS B
2007*       $ 1,412       2.19%        (0.02)%         2.34%              (0.17)%          37%
2006*         1,236       2.27          0.20           2.42                0.05           123
2005          1,369       2.30          0.33           2.40                0.23           225
2004          1,834       2.36         (0.21)          2.36               (0.21)          117
2003          1,944       2.34          0.10           2.34                0.10            90
---------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
---------------------------------------------------------------------------------------------------
CLASS B
2007        $ 2,860       1.89%         0.00%          1.89%               0.00%           66%
2006          3,152       1.90         (0.50)          1.90               (0.50)           65
2005          3,545       1.92         (0.27)          1.92               (0.27)           69
2004          3,527       1.89         (0.14)          1.89               (0.14)          124
2003          1,699       1.92          0.12           1.92                0.12            68
---------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
---------------------------------------------------------------------------------------------------
CLASS B
2007        $ 6,849       1.90%        (0.53)%         1.90%              (0.53)%          79%
2006          8,399       1.90         (0.94)          1.90               (0.94)           76
2005          9,265       1.92         (0.56)          1.92               (0.56)           78
2004          9,673       1.88         (0.86)          1.88               (0.86)          144
2003          3,363       1.88         (0.61)          1.88               (0.61)           65
---------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
---------------------------------------------------------------------------------------------------
CLASS B
2007        $ 9,638       1.89%         0.45%          1.89%               0.45%           71%
2006          8,782       1.90          0.37           1.90                0.37            46
2005          9,783       1.92          0.53           1.92                0.53            37
2004         10,499       1.89          0.43           1.89                0.43            47
2003          7,022       1.89          0.66           1.89                0.66            34
---------------------------------------------------------------------------------------------------
MID CAP VALUE FUND
---------------------------------------------------------------------------------------------------
CLASS B
2007        $ 5,507       1.90%         0.89%          2.15%               0.64%           45%
2006          4,636       1.94         (0.31)          2.19               (0.56)           44
2005          4,058       1.96         (0.19)          2.21               (0.44)           75
2004(3)       3,472       2.05         (0.62)          2.18               (0.75)           87

  +   TOTAL RETURN EXCLUDES SALES CHARGE.

  *   REDEMPTION FEE RECEIVED DURING THE YEAR HAD NO EFFECT ON THE NET ASSET
      VALUE.

 **   AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) DUE TO ITS INVESTMENT STRATEGY, BALANCED ALLOCATION FUND MAY BUY OR SELL SECURITIES FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL CAPITAL GAINS TAX LIABILITIES, AND MAY LOWER FUND PERFORMANCE.

(3) MID CAP VALUE FUND CLASS B COMMENCED OPERATIONS ON JUNE 2, 2003. ALL RATIOS FOR THE PERIODS HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

          NET ASSET                       REALIZED AND    DIVIDENDS    DISTRIBUTIONS
           VALUE,           NET            UNREALIZED      FROM NET      FROM NET       NET ASSET
          BEGINNING     INVESTMENT        GAIN (LOSS)     INVESTMENT     REALIZED      VALUE, END    TOTAL
           OF YEAR    INCOME/(LOSS)(1)   ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
-----------------------------------------------------------------------------------------------------------
MULTI-FACTOR MID CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------------
CLASS B
2007        $ 5.98         $ 0.01            $ 1.26         $   --         $   --        $ 7.25      21.24%
2006          5.41          (0.06)             0.63             --             --          5.98      10.54
2005          5.19          (0.08)             0.30             --             --          5.41       4.24
2004          4.53          (0.08)             0.74             --             --          5.19      14.57
2003          5.21          (0.08)            (0.60)            --             --          4.53     (13.05)
-----------------------------------------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------
CLASS B
2007*       $18.82         $(0.16)           $ 1.55         $   --         $(3.03)       $17.18       8.33%
2006*        19.02          (0.18)             2.61             --          (2.63)        18.82      13.84
2005         20.82          (0.21)             2.66             --          (4.25)        19.02      10.56
2004         16.67          (0.18)             4.85             --          (0.52)        20.82      28.10
2003         19.68          (0.08)            (2.09)            --          (0.84)        16.67     (10.56)
-----------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
-----------------------------------------------------------------------------------------------------------
CLASS B
2007        $10.79         $ 0.08            $ 2.20         $(0.08)        $(0.03)       $12.96      21.26%
2006         10.16           0.06              0.66          (0.09)            --         10.79       7.08
2005          9.57           0.07              0.60          (0.08)            --         10.16       7.00
2004          8.24           0.03              1.33          (0.03)            --          9.57      16.57
2003          9.14           0.04             (0.90)         (0.04)            --          8.24      (9.40)
-----------------------------------------------------------------------------------------------------------
SMALL CAP CORE FUND
-----------------------------------------------------------------------------------------------------------
CLASS B
2007*       $12.18         $(0.11)           $ 1.82         $   --         $(0.56)       $13.33      14.63%
2006         10.91          (0.16)             1.43             --             --         12.18      11.64
2005          9.49          (0.16)             1.58             --             --         10.91      14.96
2004(2)      10.00          (0.02)            (0.49)            --             --          9.49      (5.10)
-----------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------------
CLASS B
2007*       $ 8.93         $(0.14)           $ 1.06         $   --         $   --        $ 9.85      10.30%
2006*         8.04          (0.12)             1.01             --             --          8.93      11.07
2005          8.54          (0.13)            (0.37)            --             --          8.04      (5.86)
2004          7.30          (0.17)             1.41             --             --          8.54      16.99
2003          8.79          (0.12)            (1.37)            --             --          7.30     (16.95)

                                                       RATIO         RATIO OF NET
                                    RATIO OF NET    OF EXPENSES   INVESTMENT INCOME/
                        RATIO OF     INVESTMENT     TO AVERAGE     (LOSS) TO AVERAGE
          NET ASSETS    EXPENSES    INCOME/(LOSS)   NET ASSETS        NET ASSETS       PORTFOLIO
            END OF     TO AVERAGE    TO AVERAGE     (BEFORE FEE      (BEFORE FEE       TURNOVER
          YEAR (000)   NET ASSETS    NET ASSETS       WAIVERS)         WAIVERS)          RATE
------------------------------------------------------------------------------------------------
MULTI-FACTOR MID CAP GROWTH FUND
------------------------------------------------------------------------------------------------
CLASS B
2007        $ 1,065       1.88%         0.08%          2.43%            (0.47)%           159%
2006          1,231       1.83         (0.97)          2.39             (1.53)            102
2005          2,011       2.01         (1.56)          2.32             (1.89)            219
2004          3,429       2.08         (1.64)          2.21             (1.77)            228
2003          4,157       2.26         (1.88)          2.26             (1.88)             66
------------------------------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP VALUE FUND
------------------------------------------------------------------------------------------------
CLASS B
2007*       $13,282       2.14%        (0.92)%         2.14%            (0.92)%            74%
2006*        16,417       2.13         (0.92)          2.13             (0.92)             94
2005         17,972       2.16         (1.02)          2.16             (1.02)            103
2004         15,844       2.13         (0.90)          2.13             (0.90)            116
2003         10,944       2.16         (0.48)          2.16             (0.48)            127
------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
------------------------------------------------------------------------------------------------
CLASS B
2007        $ 4,057       1.35%         0.66%          1.50%             0.51%             26%
2006          4,260       1.35          0.56           1.50              0.41              30
2005          4,182       1.36          0.73           1.51              0.58              30
2004          3,120       1.34          0.32           1.49              0.17               1
2003          1,914       1.35          0.43           1.50              0.28               7
------------------------------------------------------------------------------------------------
SMALL CAP CORE FUND
------------------------------------------------------------------------------------------------
CLASS B
2007*       $   538       2.13%        (0.93)%         2.13%            (0.93)%            45%
2006            454       2.14         (1.39)          2.14             (1.39)             78
2005            257       2.17         (1.55)          2.17             (1.55)             54
2004(2)          24       2.26         (1.62)          2.26             (1.62)              4
------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------
CLASS B
2007*       $ 1,251       2.17%        (1.61)%         2.62%            (2.06)%           155%
2006*         1,605       2.16         (1.48)          2.61             (1.93)            111
2005          2,630       2.26         (1.76)          2.37             (1.87)            280
2004          5,186       2.18         (1.97)          2.18             (1.97)            340
2003          5,141       2.25         (1.88)          2.25             (1.88)            119

  +   TOTAL RETURN EXCLUDES SALES CHARGE.

  *   REDEMPTION FEE RECEIVED DURING THE YEAR HAD NO EFFECT ON THE NET ASSET
      VALUE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) SMALL CAP CORE FUND CLASS B COMMENCED OPERATIONS ON APRIL 2, 2004. ALL RATIOS FOR THE PERIODS HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

         NET ASSET                 REALIZED AND     DIVIDENDS   DISTRIBUTIONS
           VALUE,        NET        UNREALIZED      FROM NET       FROM NET      NET ASSET
         BEGINNING   INVESTMENT     GAIN (LOSS)    INVESTMENT      REALIZED     VALUE, END    TOTAL
          OF YEAR     INCOME(1)   ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
-----------------------------------------------------------------------------------------------------
BOND FUND
-----------------------------------------------------------------------------------------------------
CLASS B
2007      $ 9.72        $0.36         $ 0.16         $(0.34)       $   --         $ 9.90       5.43%
2006       10.23         0.33          (0.50)         (0.34)           --           9.72      (1.67)
2005        9.99         0.31           0.25          (0.32)           --          10.23       5.68
2004       10.45         0.30          (0.46)         (0.30)           --           9.99      (1.56)
2003        9.87         0.38           0.56          (0.36)           --          10.45       9.70
-----------------------------------------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND
-----------------------------------------------------------------------------------------------------
CLASS B
2007      $ 8.87        $0.36         $ 0.12         $(0.36)       $   --         $ 8.99       5.50%
2006        9.31         0.34          (0.42)         (0.36)           --           8.87      (0.88)
2005        9.20         0.33           0.14          (0.36)           --           9.31       5.19
2004        9.55         0.28          (0.32)         (0.31)           --           9.20      (0.32)
2003        9.42         0.30           0.19          (0.36)           --           9.55       5.14
-----------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------------------------------
CLASS B
2007      $10.37        $0.36         $ 0.09         $(0.33)       $   --         $10.49       4.42%
2006       10.80         0.32          (0.43)         (0.32)           --          10.37      (1.01)
2005       10.71         0.27           0.09          (0.27)           --          10.80       3.39
2004       11.11         0.27          (0.40)         (0.27)           --          10.71      (1.19)
2003       10.42         0.33           0.69          (0.33)           --          11.11       9.94
-----------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
-----------------------------------------------------------------------------------------------------
CLASS B
2007      $ 9.73        $0.31         $ 0.09         $(0.31)       $   --         $ 9.82       4.14%
2006        9.88         0.23          (0.13)         (0.25)           --           9.73       1.00
2005        9.98         0.15          (0.06)         (0.19)           --           9.88       0.90
2004       10.20         0.16          (0.20)         (0.18)           --           9.98      (0.39)
2003       10.00         0.23           0.21          (0.24)           --          10.20       4.47
-----------------------------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
-----------------------------------------------------------------------------------------------------
CLASS B
2007      $ 9.90        $0.37         $ 0.12         $(0.36)       $   --         $10.03       5.03%
2006       10.49         0.33          (0.52)         (0.33)        (0.07)          9.90      (1.88)
2005       10.26         0.29           0.33          (0.29)        (0.10)         10.49       6.12
2004       11.04         0.32          (0.54)         (0.32)        (0.24)         10.26      (2.01)
2003       10.27         0.39           0.91          (0.43)        (0.10)         11.04      12.97

                                                     RATIO         RATIO OF NET
                                   RATIO OF NET   OF EXPENSES   INVESTMENT INCOME
                       RATIO OF     INVESTMENT     TO AVERAGE       TO AVERAGE
         NET ASSETS    EXPENSES       INCOME       NET ASSETS       NET ASSETS      PORTFOLIO
           END OF     TO AVERAGE    TO AVERAGE    (BEFORE FEE      (BEFORE FEE       TURNOVER
         YEAR (000)   NET ASSETS    NET ASSETS      WAIVERS)         WAIVERS)        RATE(2)
----------------------------------------------------------------------------------------------
BOND FUND
----------------------------------------------------------------------------------------------
CLASS B
2007       $  596        1.57%         3.66%         1.67%            3.56%            298%
2006          717        1.62          3.34          1.69             3.27             447
2005          934        1.71          3.04          1.71             3.04             515
2004        1,491        1.69          2.91          1.69             2.91             338
2003        2,095        1.67          3.77          1.67             3.77             213
----------------------------------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND
----------------------------------------------------------------------------------------------
CLASS B
2007       $3,035        1.57%         3.96%         1.72%            3.81%            409%
2006        3,725        1.59          3.75          1.74             3.60             593
2005        5,006        1.62          3.49          1.77             3.34             753
2004        6,729        1.64          3.14          1.73             3.05             380
2003        7,330        1.73          3.13          1.73             3.13             364
----------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
----------------------------------------------------------------------------------------------
CLASS B
2007       $4,564        1.54%         3.39%         1.69%            3.24%            174%
2006        5,080        1.54          3.04          1.69             2.89             285
2005        6,471        1.55          2.48          1.70             2.33             280
2004        7,379        1.54          2.45          1.69             2.30             164
2003        4,245        1.54          3.05          1.69             2.90             129
----------------------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
----------------------------------------------------------------------------------------------
CLASS B
2007       $  520        1.49%         3.13%         1.59%            3.03%            143%
2006          832        1.51          2.30          1.61             2.20             115
2005        1,187        1.50          1.52          1.60             1.42             132
2004        1,477        1.49          1.63          1.59             1.53             136
2003        1,721        1.50          2.21          1.60             2.11             117
----------------------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
----------------------------------------------------------------------------------------------
CLASS B
2007       $1,446        1.56%         3.69%         1.71%            3.54%            171%
2006        1,155        1.57          3.25          1.72             3.10             218
2005        1,180        1.58          2.79          1.73             2.64             214
2004        1,220        1.55          2.97          1.70             2.82             134
2003          902        1.54          3.64          1.69             3.49             108

  +   TOTAL RETURN EXCLUDES SALES CHARGE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) DUE TO THEIR INVESTMENT STRATEGY, BOND FUND, GOVERNMENT MORTGAGE FUND, INTERMEDIATE BOND FUND, LIMITED MATURITY BOND FUND AND TOTAL RETURN ADVANTAGE FUND MAY BUY AND SELL SECURITIES FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL CAPITAL GAINS TAX LIABILITIES, AND MAY LOWER FUND PERFORMANCE.

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

          NET ASSET                 REALIZED AND    DIVIDENDS    DISTRIBUTIONS
            VALUE,        NET        UNREALIZED      FROM NET       FROM NET      NET ASSET
          BEGINNING   INVESTMENT    GAIN (LOSS)     INVESTMENT      REALIZED     VALUE, END    TOTAL
           OF YEAR     INCOME(1)   ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
-----------------------------------------------------------------------------------------------------
INTERMEDIATE TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------------------------------
CLASS B
2007        $ 9.90       $0.28        $(0.04)         $(0.28)       $(0.10)        $ 9.76      2.44%
2006         10.19        0.30         (0.29)          (0.30)           --           9.90      0.05
2005         10.13        0.30          0.06           (0.30)           --          10.19      3.56
2004         10.60        0.29         (0.45)          (0.31)           --          10.13     (1.54)
2003         10.16        0.30          0.44           (0.30)           --          10.60      7.43
-----------------------------------------------------------------------------------------------------
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------
CLASS B
2007        $10.38       $0.33        $(0.08)         $(0.33)       $(0.14)        $10.16      2.47%
2006         10.81        0.37         (0.39)          (0.37)        (0.04)         10.38     (0.16)
2005         10.94        0.37         (0.11)          (0.37)        (0.02)         10.81      2.42
2004         11.46        0.36         (0.51)          (0.37)           --          10.94     (1.37)
2003         11.03        0.37          0.45           (0.37)        (0.02)         11.46      7.57
-----------------------------------------------------------------------------------------------------
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------------------------------
CLASS B
2007        $10.88       $0.30        $(0.01)         $(0.30)       $   --         $10.87      2.68%
2006         11.18        0.31         (0.30)          (0.31)           --          10.88      0.06
2005         11.14        0.32          0.04           (0.32)           --          11.18      3.22
2004         11.63        0.30         (0.49)          (0.30)           --          11.14     (1.62)
2003         11.14        0.33          0.49           (0.33)           --          11.63      7.47

                                                      RATIO         RATIO OF NET
                                    RATIO OF NET   OF EXPENSES   INVESTMENT INCOME
                        RATIO OF     INVESTMENT     TO AVERAGE       TO AVERAGE
          NET ASSETS    EXPENSES       INCOME       NET ASSETS       NET ASSETS      PORTFOLIO
            END OF     TO AVERAGE    TO AVERAGE    (BEFORE FEE      (BEFORE FEE       TURNOVER
          YEAR (000)   NET ASSETS    NET ASSETS      WAIVERS)         WAIVERS)          RATE
---------------------------------------------------------------------------------------------------
INTERMEDIATE TAX EXEMPT BOND FUND
---------------------------------------------------------------------------------------------------
CLASS B
2007        $  405        1.55%         2.85%          1.70%            2.70%           56%
2006           418        1.56          2.94           1.71             2.79            49
2005           540        1.56          2.90           1.71             2.75             9
2004           778        1.55          2.83           1.70             2.68             9
2003           828        1.56          2.96           1.71             2.81            11
---------------------------------------------------------------------------------------------------
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------
CLASS B
2007        $  457        1.56%         3.24%          1.71%            3.09%           47%
2006           730        1.56          3.47           1.71             3.32            28
2005         1,332        1.57          3.42           1.72             3.27             7
2004         1,492        1.55          3.16           1.70             3.01             5
2003         1,985        1.56          3.28           1.71             3.13             7
---------------------------------------------------------------------------------------------------
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
---------------------------------------------------------------------------------------------------
CLASS B
2007        $  716        1.54%         2.74%          1.69%            2.59%           39%
2006           980        1.55          2.78           1.70             2.63            39
2005           974        1.57          2.81           1.72             2.66            11
2004           881        1.55          2.66           1.70             2.51            13
2003           706        1.56          2.89           1.71             2.74             6

  +   TOTAL RETURN EXCLUDES SALES CHARGE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

          NET ASSET                              DIVIDENDS
            VALUE,        NET       REALIZED      FROM NET    NET ASSET
          BEGINNING   INVESTMENT     GAIN ON     INVESTMENT   VALUE, END   TOTAL
           OF YEAR     INCOME(1)   INVESTMENTS     INCOME      OF YEAR     RETURN
---------------------------------------------------------------------------------
MONEY MARKET FUND
---------------------------------------------------------------------------------
CLASS B
2007        $1.00        $0.04         $--         $(0.04)      $1.00       4.07%
2006         1.00         0.03          --          (0.03)       1.00       2.76
2005(2)      1.00         0.01          --          (0.01)       1.00       0.94
2004         1.00           --*         --             --*       1.00       0.43
2003         1.00         0.01          --          (0.01)       1.00       0.60

                                                      RATIO         RATIO OF NET
                                    RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                        RATIO OF     INVESTMENT    TO AVERAGE    (LOSS) TO AVERAGE
          NET ASSETS    EXPENSES       INCOME      NET ASSETS        NET ASSETS
            END OF     TO AVERAGE    TO AVERAGE    (BEFORE FEE      (BEFORE FEE
          YEAR (000)   NET ASSETS    NET ASSETS     WAIVERS)          WAIVERS)
-----------------------------------------------------------------------------------
MONEY MARKET FUND
-----------------------------------------------------------------------------------
CLASS B
2007        $  632        1.35%         4.00%         1.40%             3.95%
2006           715        1.37          2.69          1.45              2.61
2005(2)      1,126        1.09          0.90          1.49              0.50
2004         1,129        0.68          0.43          1.48             (0.37)
2003         1,789        0.95          0.64          1.46              0.13

  *   AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) CAPITAL INFUSIONS RESULTED IN A $0.001 EFFECT IN THE NET ASSET VALUE PER SHARE OF CLASS B FOR THE YEAR ENDED MAY 31, 2005 AND HAD NO EFFECT ON THE TOTAL RETURN OF THE FUND.

                               INVESTMENT ADVISER

                       Allegiant Asset Management Company
                          200 Public Square, 5th Floor
                              Cleveland, Ohio 44114


                                   UNDERWRITER


                       Professional Funds Distributor, LLC
                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406

                                  LEGAL COUNSEL

                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

                            NOT A PART OF PROSPECTUS

                         ALLEGIANT FUNDS PRIVACY NOTICE

      The basis of each customer relationship at Allegiant Funds is built on trust. You have chosen to do business with Allegiant Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

      Allegiant Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

WHAT INFORMATION WE COLLECT

      "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

      We may collect nonpublic personal information about you from the following sources:

      o Information that you provide to us, such as on applications or other forms, or

      o     Information about your transactions with us

OUR SECURITY PROCEDURES

      To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

WHAT INFORMATION WE DISCLOSE

      Allegiant Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

      Allegiant Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

      We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as National City and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

ALLEGIANT FUNDS' PLEDGE TO YOU

      We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

                                      NOTES

                                                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------

ROBERT D. NEARY
CHAIRMAN

Retired Co-Chairman, Ernst & Young
Director:
   Commercial Metals Company

TIMOTHY L. SWANSON
PRESIDENT, CHIEF EXECUTIVE OFFICER AND
   CHIEF LEGAL OFFICER

Executive Vice President and
   Chief Investment Officer,
   National City Corporation

DOROTHY A. BERRY

President, Talon Industries, Inc.
   Chairman and Director:
   Professionally Managed Portfolios

KELLEY J. BRENNAN

Retired Partner, PricewaterhouseCoopers LLP

JOHN F. DURKOTT

President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

RICHARD W. FURST

Dean Emeritus and Garvice D. Kincaid
   Professor of Finance (Emeritus), Gatton
   College of Business and Economics,
   University of Kentucky

Director:
   Central Bank & Trust Co.
   Central Bancshares

GERALD L. GHERLEIN

Retired Executive Vice President and
   General Counsel, Eaton Corporation

DALE C. LAPORTE

Senior Vice President and General Counsel,
   Invacare Corp.

KATHLEEN A. OBERT

Chairman and Chief Executive Officer,
   Edward Howard & Co.

  Allegiant Funds Trustees also serve as Trustees of Allegiant Advantage Fund.


                                                     [ALLEGIANT LOGO OMITTED](R)

--------------------------------------------------------------------------------

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Allegiant Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance during the last fiscal year. The reports also contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.

TO OBTAIN MORE INFORMATION:

By Internet:
www.allegiantfunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
Allegiant Funds
c/o PFPC Inc.
P.O. Box 9795
Providence, RI 02940-9795

FROM THE SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Allegiant Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

Allegiant Funds' Investment Company Act
registration number is 811-4416

[ALLEGIANT LOGO OMITTED](R)


ALL-PS-005-1007


--------------------------------------------------------------------------------

                           ALLEGIANT FUNDS PROSPECTUS
                            I SHARES (INSTITUTIONAL)


                                 OCTOBER 1, 2007




                              HIGH YIELD BOND FUND











  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.





                                                                          [LOGO]
                                                                    ALLEGIANT(R)
                                                                           FUNDS
                                                          WWW.ALLEGIANTFUNDS.COM

                                                    THE DISCIPLINE OF INVESTING,
                                                         A COMMITMENT TO RESULTS

                               INVESTMENT ADVISER
                                 ALLEGIANT ASSET
                               MANAGEMENT COMPANY
                                 (the "Adviser")

                              ABOUT THIS PROSPECTUS


Allegiant Funds ("Allegiant") is a mutual fund family that offers different classes of shares in separate investment portfolios that have individual investment objectives and strategies. This prospectus gives you important information that you should know about Class I Shares of the High Yield Bond Fund (the "Fund") before investing. To obtain more information on Allegiant Funds, visit us online at www.allegiantfunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                            PAGE

ALLEGIANT HIGH YIELD BOND FUND................................................1
FUND FEES AND EXPENSES........................................................4
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES........................5
MORE INFORMATION ABOUT FUND INVESTMENTS.......................................7
INVESTMENT ADVISER AND INVESTMENT TEAM........................................9
PURCHASING, EXCHANGING AND REDEEMING FUND SHARES.............................10

DISTRIBUTION PLAN............................................................19
DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUND...........................19

FINANCIAL HIGHLIGHTS.........................................................22

ALLEGIANT HIGH YIELD BOND FUND

FUND SUMMARY

INVESTMENT OBJECTIVE                             High level of current income
                                                 along with capital
                                                 appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in high yield, high
                                                 risk debt securities

PRINCIPAL RISKS                                  General risk, market risk,
                                                 credit risk, interest rate
                                                 risk, prepayment/extension
                                                 risk, active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant High Yield Bond Fund's investment objective is to provide a high level of current income along with capital appreciation. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in high yield bonds, which include debt securities of all types. The term "high yield" is generally understood to describe debt securities that are rated below investment grade. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. Debt securities rated below investment grade are commonly referred to as "junk bonds." Junk bonds may offer higher yields than higher-rated securities with similar maturities, but also may possess greater volatility and greater risk of loss of principal and interest than more highly-rated securities. Junk bonds are debt securities that are rated below BBB by Standard & Poor's Ratings Group or Baa by Moody's Investor Service, Inc., or are of comparable quality. The Fund may invest in all types of debt securities but will invest primarily in corporate debt securities, mortgage-backed securities and asset-backed securities of U.S. and Canadian issuers.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. If a security is downgraded or upgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it, in the Adviser's view, no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between five and ten years.

PRINCIPAL RISKS OF INVESTING


GENERAL RISK. No matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.


An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

MARKET RISK. The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit is lowered, the value of its debt securities may fall. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies" below.

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                       HIGH YIELD BOND FUND(1)
------------------------------------------------ ------------------------------
Maximum Sales Charge (Load) Imposed on                              None
Purchases (as a percentage of offering price)
------------------------------------------------ ------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value)                                      None
------------------------------------------------ ------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                                 None
------------------------------------------------ ------------------------------
Redemption Fee (as a percentage of amount                           None
redeemed, if applicable)
------------------------------------------------ ------------------------------
Exchange Fee                                                        None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                                            0.60%
------------------------------------------------ ------------------------------
Distribution (12b-1) Fees                                           0.02%(2,3)
------------------------------------------------ ------------------------------
Other Expenses                                                      0.17%(3)
------------------------------------------------ ------------------------------
Total Annual Fund Operating Expenses                                0.79%
------------------------------------------------ ------------------------------

(1)The Fund had not commenced operations as of the date of this prospectus. The fees and expenses shown in the table above are those that are expected to apply upon start up of operations.

(2)Class I Shares of the Fund may reimburse expenses up to a maximum of 0.10% for Distribution (12b-1) Fees under the Fund's distribution plan for Class I Shares. Such reimbursements are expected to be no more than 0.02% during the current fiscal year.

(3)Other Expenses and Distribution (12b-1) Fees are based on estimated amounts for the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Team" and "Distribution and Shareholder Service Plan" below.

EXAMPLES

This Example is intended to help you compare the cost of investing in the Allegiant High Yield Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The Example also assumes that your investment has a 5% return each year, Fund expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be different, your approximate costs would be:

                                                1 YEAR           3 YEARS
                                                ------           -------
HIGH YIELD BOND FUND                             $84               $262

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Fund and the related risks. The Fund's Statement of Additional Information contains more information about the particular types of securities in which the Fund invests. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information and on the Fund's website (www.allegiantfunds.com).

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by the Fund's multiple holdings.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.
o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.
o Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income or appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of default payments or otherwise protecting the Fund's interests.

EXCHANGE-TRADED FUNDS
The Fund may invest in various types of exchange-traded funds ("ETFs"). ETFs own stocks included in a particular index and changes in the market price of ETFs (before deducting the ETFs' expenses) are generally expected to track the movement of the associated index relatively closely. However, the price movement of ETFs may not perfectly parallel the price action of the associated indices. To the extent the Fund invests in ETFs, shareholders of the Fund may be subject to duplicative management fees. ETFs include iShares(SM), Standard & Poor's Depositary Receipts(TM) ("SPDRs"), S&P Sector SPDRs, DIAMONDS, and other security baskets. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values ("NAVs") of their underlying indices and supply and demand of iShares on an exchange. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of the Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, the Fund could be required to reconsider the use of iShares as part of its investment strategy. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500(R) Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. The Investment Company Act of 1940, as amended ("1940 Act"), limits investments by registered investment companies in the securities of other investment companies. However, the Fund may invest in ETFs in excess of these limits in accordance with Securities and Exchange Commission exemptive relief granted to such ETFs.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

The Fund also may invest in other securities, use other strategies and engage in other investment practices. Additional investment policies are described in this section. See the Statement of Additional Information for more detail on the investments and strategies used by the Fund.

TEMPORARY INVESTMENTS
For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, the Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

The Fund also may temporarily deviate from its policy to invest 80% of its net assets in fixed income securities in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions. The 80% investment requirement generally applies at the time the Fund purchases securities. In the event the Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

DERIVATIVES AND FUTURES CONTRACTS
In fulfilling the 80% investment requirement referred to above, the Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of the Fund's principal investment strategy. These instruments may carry greater risk than other types of securities in which the Fund invests. For more information on derivatives and futures contracts and their related risks see the Statement of Additional Information.

SECURITIES LENDING
The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its right in the collateral.

ILLIQUID SECURITIES
The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Fund may not be able to sell in the ordinary course of business. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by the Fund without limit.

REPURCHASE AGREEMENTS
Repurchase agreements represent short-term (normally overnight) loans by the Fund to commercial banks or large securities dealers. Repurchase agreements can carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Fund may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Fund and order that the securities be used to pay off the seller's debts. The Fund's Adviser believes that these risks can be controlled through careful security selection and monitoring.

CASH MANAGEMENT
Pursuant to SEC rules, the Fund may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by the Trust and the Allegiant Advantage Fund, a separate investment company affiliated with the Trust.

FOREIGN SECURITIES
The Fund may invest up to 25% of its total assets at the time of purchase in foreign securities, including securities of issuers in emerging markets. Securities of Canadian issuers are not subject to this limitation. Such investments are not used as part of the Fund's principal investment strategies.

While not considered a principal investment strategy, the Fund may from time to time purchase securities that are in default.

INVESTMENT ADVISER AND INVESTMENT TEAM


Allegiant Asset Management Company, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the Adviser to the Fund. As of June 30, 2007, the Adviser had approximately $30 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

The Board of Trustees of Allegiant supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser's Taxable Fixed Income Management Team manages the Fund. No one person is primarily responsible for making investment recommendations to the team. The Adviser is entitled to a management fee at the contractual rate of 0.60% of the average annual net assets of the Fund.


A discussion regarding the basis for the Board's approval of the Fund's advisory agreement is available in the Statement of Additional Information and will be available in the semi-annual report to shareholders for the period ended November 30, 2006.


PORTFOLIO MANAGEMENT TEAM


-------------------------------------- ----------------------------------------------------------------------------
Name                                   Business Experience
-------------------------------------- ----------------------------------------------------------------------------
TAXABLE FIXED INCOME MANAGEMENT TEAM
-------------------------------------------------------------------------------------------------------------------
Andrew Harding                         Mr. Harding has primary responsibility for taxable fixed income strategy
Senior Director for Taxable Fixed      and performance at the Adviser.
Income Investments
Years with the Adviser:  7             Mr. Harding has been with the Adviser since 2000.
Industry experience:  27 years

-------------------------------------- ----------------------------------------------------------------------------
Cynthia D. Cole                        Ms. Cole is primarily responsible for analyzing and recommending corporate
Director of Corporate Bond Investment  sector investments.
Years with the Adviser: 8
Industry experience:  22 years         Ms. Cole has been with the Adviser since 1999.

-------------------------------------- ----------------------------------------------------------------------------
Timothy Compan, Jr., CFA               Mr. Compan has responsibility for corporate bond portfolio management and
Corporate Bond Specialist              trading.
Years with the Adviser: 4
Industry experience:  7 years          Prior to joining the Adviser in 2003, Mr. Compan was a corporate bond trader for Goldman Sachs Asset Management. Mr. Compan had been with
                                       Goldman Sachs since 1999.

-------------------------------------- ----------------------------------------------------------------------------
Brian L. Stine, CFA                    Mr. Stine is primarily responsible for fixed income security and portfolio
Senior Portfolio Manager               research.
Years with the Adviser:  3
Industry experience: 27 years          Prior to joining the Adviser in 2004, Mr. Stine was a senior portfolio manager with Smith Graham & Company.  Mr. Stine had been with Smith Graham
                                       & Company since 1993.

-------------------------------------- ----------------------------------------------------------------------------
Mark Lozina, CFA                       Mr. Lozina has day-to-day responsibility for fixed income security and
Fixed Income Analyst                   portfolio research.
Years with the Adviser: 5
Industry experience:  12 years         Mr. Lozina has been with the Adviser since 2002.

-------------------------------------- ----------------------------------------------------------------------------

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in Allegiant is described in the Statement of Additional Information.

PURCHASING, EXCHANGING AND REDEEMING FUND SHARES

CLASS I SHARES HAVE NO SALES CHARGE AND NO MINIMUM INITIAL INVESTMENT EXCEPT AS DESCRIBED BELOW.


Class I Shares may be purchased only through the Trust departments of financial institutions, or broker-dealers, or other financial institutions which have a selling agreement with the Professional Funds Distributor, LLC (the "Underwriter") to place trades for institutional accounts, broker products or similar products. In order to purchase Class I shares through one of these entities, you must have an account with the entity. That account will be governed by its own rules and regulations that may be more stringent than the rules and regulations governing an investment in the Fund. The entity also may charge transaction fees. You should consult your account documents for full details. Your shares in the Fund may be held in an omnibus account in the name of that institution. Class I shares may be purchased directly by institutional investors including corporate investors, pension and profit sharing plans and foundations and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity.

Employees, directors, officers, and retirees of Allegiant, NCC or any of its affiliates, the Funds' Co-Administrator, Underwriter or any investment sub-adviser to the Funds and their immediate families (spouse, parents, siblings, children and grandchildren) may purchase Class I shares subject to a $500 minimum initial investment, whether purchasing shares directly or through a Planned Investment Program. There is no subsequent minimum investment.


The Fund may accept or reject any purchase order.

From time to time, the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in the Statement of Additional Information.

The Adviser will monitor the Fund's asset size and, subject to approval by Allegiant's Board of Trustees, may decide to close the Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of the Fund may adversely affect the implementation of the Fund's strategies. If the Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

HOW TO PURCHASE AND EXCHANGE FUND SHARES


                                NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
TELEPHONE                       Call our Investor Services Line to obtain     Call our Investor Services Line
1-800-622-FUND (3863)           an application.                               to purchase additional shares.


BY MAIL                         o    Complete and sign an application.        o    Provide purchase instructions
                                     Applications may be  requested by             with the fund name, share
                                     calling 1-800-622-FUND (3863) or may          class, your account number
                                     be downloaded from our website at             and account registration
                                     www.allegiantfunds.com.                       information.


                                o    Make your check payable to               o    Make your check payable
                                     "Allegiant Funds (Fund Name)."                to "Allegiant Funds (Fund
                                     Allegiant cannot accept third-party           Name)." Allegiant cannot
                                     checks, starter checks, credit cards,         accept third-party checks,
                                     credit card  checks, cash  or cash            starter checks, credit
                                     equivalents (i.e., cashier's check,           cards, credit card checks,
                                     bank draft, money order or travelers'         cash or cash equivalents
                                     check).                                       (i.e., cashier's check, bank
                                                                                   draft, money order or
                                o    Mail the completed and signed                 travelers' check).
                                     account application and your check to:
                                                                              o    Mail the instructions and
                                           Allegiant Funds                         the check to one of the
                                           c/o PFPC Inc.                           two mailing addresses
                                           P.O. Box 9795                           provided.
                                           Providence, RI 02940-9795

                                           OVERNIGHT DELIVERY TO:

                                           Allegiant Funds
                                           c/o PFPC Inc.
                                           101 Sabin Street
                                           Pawtucket, RI  02860-1427



                                NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
BY TELEPHONE WITH WIRE          o    Call Investor Services at                o    If you previously
TRANSFER                             1-800-622-FUND (3863) to set up an            selected the telephone
                                     account number and to receive a wire          purchases option for your
                                     control number to be included in the          account, call Investor
                                     body of the wire.                             Services at 1-800-622-FUND
                                                                                   (3863) to purchase
                                                                                   additional shares.

                                o    Ask your bank to immediately
                                     transmit available funds by wire. Your
                                     bank may charge you a wiring fee for     o    If your bank account
                                     this service.                                 information is on file, you
                                                                                   can request purchases
                                o    Wiring instructions are as                    through federal funds wire
                                     follows:                                      or electronic transfer
                                                                                   through the Automated
                                     PNC Bank, N.A.                                Clearing House.
                                     Philadelphia, PA
                                     ABA # 031000053                          o    To add telephone
                                     DDA# 8611711342                               purchases option to your
                                     For credit to the Allegiant Funds             account, please complete an
                                     Further credit (your name and fund            Account Maintenance Form or
                                     account number)                               call Investor Services.
                                     Confirmation or order number (if
                                     applicable)

                                o    Complete and sign the account
                                     application and mail to:

                                           Allegiant Funds
                                           c/o PFPC Inc.
                                           P.O. Box 9795
                                           Providence, RI 02940-9795

                                           OVERNIGHT DELIVERY TO:

                                           Allegiant Funds
                                           c/o PFPC Inc.
                                           101 Sabin Street
                                           Pawtucket, RI  02860-1427.

BY EXCHANGE                     o    You may exchange your shares of a        o    If you previously
                                     Fund for the same class of shares of          selected the telephone
                                     another Allegiant Fund.                       exchange option for your
                                                                                   account, call our Investor
                                o    Call with your account name,                  Services at 1-800-622-FUND
                                     number, and amount of exchange into an        (3863) to exchange your
                                     existing account (minimum amount is           shares.
                                     $500).
                                                                              o    To authorize exchanges
                                o    You may exchange your shares on               to your account, please
                                     any Business Day.  The deadline for           complete an Account
                                     submitting same day exchange orders to        Maintenance Form or call
                                     Allegiant's Transfer Agent is 4:00            Investor Services.
                                     p.m. Eastern Time.


FINANCIAL INTERMEDIARY


o Contact your financial consultant, financial intermediary or institution to transact initial purchases or additional purchases of shares of Allegiant Funds. Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Allegiant's transfer agent on time.

o Allegiant may authorize certain financial intermediaries to receive, on behalf of Allegiant, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to receive such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is received by the financial intermediary on a business day, and the order will be priced at the Fund's net asset value ("NAV") per share next determined after such receipt by the financial intermediary.

o Your financial consultant, financial intermediary or institution may set different minimum initial and additional investment requirements and charge a fee for its services.



GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Allegiant may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders. The Fund seeks to make these decisions to the best of its abilities in a manner that it believes is consistent with shareholder interests. The Fund may reject, cancel or revoke the purchase on the following Business Day, or as soon thereafter as possible.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund or an authorized financial intermediary receives your purchase order in proper form. Daily NAV is calculated for the Fund each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, the Fund generally values its investment portfolio at market price. Certain short-term obligations with maturities of 60 days or less that are used to manage a Fund's cash are valued on the basis of amortized cost.

The Fund may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.

If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices will be determined in good faith by the Fund accountant and Adviser using methods approved by the Board of Trustees. The Fund will use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. The Fund will also use fair value pricing for domestic securities when a significant event (e.g., there is a "thin" market in the security or the security has not been traded for an extended period of time) impacts the value of such securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of the Fund.


Investments by the Fund in any mutual fund are valued at their respective net asset values as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a Fund's NAV on the Business Day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments. Expenses common to all the Funds in the Trust are allocated among the Funds on the basis of average net assets. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

The Statement of Additional Information contains more detailed information concerning how the Fund values its investments.


Certain shareholders may also purchase shares of the Allegiant Advantage Institutional Money Market Fund ("Advantage Fund," and together with the Funds, the "Fund Complex") an investment portfolio of another registered investment company for whom the Adviser provides investment advisory services. The Advantage Fund's minimum initial investment is $5 million. There is no minimum subsequent investment. The Advantage Fund, at its discretion, may reduce the minimum initial investment for specific shareholders whose aggregate relationship with the Fund Complex is substantially equivalent to the $5 million minimum and warrants this reduction. The minimum initial investment also may be waived if the investor has, in the opinion of the Advantage Fund, adequate intent and availability of assets to reach a future level of investment of $5 million in the Fund Complex. Please see an Advantage Fund prospectus for more information.


SALES CHARGES

There are no sales charges on the purchase of Class I Shares.

HOW TO REDEEM YOUR FUND SHARES

Shareholders may sell shares by following the procedures established when they opened their account or accounts.

TELEPHONE
1-800-622-FUND (3863)
Call with the account name, number, and amount of redemption. Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 11 "How to Purchase Fund Shares").

FINANCIAL INTERMEDIARY


Contact your financial intermediary or institution. Your financial intermediary or institution may charge a fee for its services in addition to the fees charged by the Fund.


SIGNATURE GUARANTEE


The use of a signature guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities and is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors. These include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the signature guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a Medallion Signature Guarantee, nor can we accept a comparison signature guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.


RECEIVING YOUR MONEY


If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Allegiant in writing and include a Medallion Signature Guarantee from a bank or other financial institution (see "Signature Guarantee" above).

Redemption requests will be processed at the next NAV determined after the fund receives your request in good order. Good order means that your request includes complete information.


Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Allegiant does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 30 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND


We generally pay redemption proceeds in cash. Redemption proceeds may be paid all or in part in liquid securities (redemptions in kind) with a market value equal to the redemption price rather than cash when the Fund determines that it is in the best interests of the Fund and its shareholders. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. Shareholders remain responsible for any loss in their accounts or any applicable taxes until their shares are redeemed.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Allegiant may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted the Fund's suspension; or

(d)      an emergency exists, as determined by the SEC, as a result of which:
         (i) disposal by Allegiant of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Allegiant to determine the fair market value of its net assets.



CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Allegiant to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Allegiant. To the extent permitted by applicable law, Allegiant reserves the right to place limits on transactions in your account until your identity is verified.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS

Allegiant's Board of Trustees has adopted policies and procedures that impose limitations on purchases, exchanges and redemptions to discourage excessive short-term (market timing) trading by shareholders. Under the policies and procedures, the Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.


There is no guarantee that Allegiant or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of Allegiant and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.


Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of the Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of Allegiant's market timing policies. If a shareholder continues market timing activities after being notified, the account will be closed to new purchases or exchanges of the Fund shares.

If any transaction is deemed to have the potential to adversely impact the Fund, the Fund reserves the right to:

o        Reject a purchase or exchange order

o Delay payment of immediate cash redemption proceeds for up to seven calendar days

o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

o        Limit the amount of any exchange

Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason.


You will be provided 60 days' written notice before any material change to the exchange privilege is made.

DISTRIBUTION PLAN

The Fund has adopted a distribution plan with respect to Class I Shares, pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

The Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class I Shares. However, actual distribution fees for Class I Shares are expected to be no more than 0.02% during the current fiscal year.


The Fund's Underwriter may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Underwriter from any sales charge it receives or from any other source available to it. Under any such program, the Underwriter may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUND

The Fund distributes income on a monthly basis. The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution. You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.allegiantfunds.com, or by notifying Allegiant in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day after the transfer agent receives your written notice.


FEDERAL TAXES


The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


FUND DISTRIBUTIONS

The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Except as discussed below, you will be subject to federal income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net taxable investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 15%. However, a sunset provision provides that this rate will increase to 20% for taxable years beginning after December 31, 2010. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."


SALES OR EXCHANGES

You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

IRAS AND OTHER TAX QUALIFIED PLANS

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

BACKUP WITHHOLDING


The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current withholding rate is 28%.

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS


For distributions attributable to the Funds' current taxable year ending on May 31, 2008, nonresident aliens, foreign corporations and other foreign investors in a Fund will generally be exempt from U.S. federal income tax on Fund distributions attributable to U.S.-source interest income and capital gains of a Fund. Tax may apply to such capital gain distributions, however, if the recipient's investment in a Fund is connected to a trade or business of the recipient in the United States or if the recipient is present in the United States for 183 days or more in a year and certain other conditions are met. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.

In subsequent taxable years, the exemption of foreign investors from U.S. federal income tax on Fund distributions attributable to U.S.-source interest income and short-term capital gains will be unavailable, but distributions attributable to long-term capital gains will continue to be exempt.


STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Fund because it had not commenced operations as of the date of this prospectus.

                               INVESTMENT ADVISER
                       Allegiant Asset Management Company
                          200 Public Square, 5th Floor
                              Cleveland, Ohio 44114


                                   UNDERWRITER

                       Professional Funds Distributor, LLC
                                 760 Moore Road
                            King of Prussia, PA 19406

                                  LEGAL COUNSEL
                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

                            NOT A PART OF PROSPECTUS

                         ALLEGIANT FUNDS PRIVACY NOTICE

         The basis of each customer relationship at Allegiant Funds is built on trust. You have chosen to do business with Allegiant Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

         Allegiant Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

         WHAT INFORMATION WE COLLECT

         "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

         We may collect nonpublic personal information about you from the following sources:

       o Information that you provide to us, such as on applications or other forms, or

       o Information about your transactions with us

         OUR SECURITY PROCEDURES

         To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

         WHAT INFORMATION WE DISCLOSE

         Allegiant Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

         Allegiant Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

                            NOT A PART OF PROSPECTUS


         We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as National City and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

         ALLEGIANT FUNDS' PLEDGE TO YOU

         We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

BOARD OF TRUSTEES

ROBERT D. NEARY                                         RICHARD W. FURST
CHAIRMAN                                                Dean Emeritus and Garvice D. Kincaid Professor of
Retired Co-Chairman, Ernst & Young                          Finance (Emeritus), Gatton College of Business
Director:                                                   and Economics, University of Kentucky
   Commercial Metals Company                            Director:
                                                          Central Bank & Trust Co.
                                                          Central Bancshares

TIMOTHY L. SWANSON                                      GERALD L. GHERLEIN
PRESIDENT, CHIEF EXECUTIVE OFFICER AND                  Retired Executive Vice President and
   CHIEF LEGAL OFFICER                                     General Counsel, Eaton Corporation
Executive Vice President and Chief Investment
Officer, National City Corporation                      DALE C. LAPORTE
                                                        Senior Vice President and General Counsel,
DOROTHY A. BERRY                                           Invacare Corp.
President, Talon Industries, Inc.
Chairman and Director:                                  KATHLEEN A. OBERT
   Professionally Managed Portfolios                    Chairman and Chief Executive Officer,
                                                           Edward Howard & Co.




KELLEY J. BRENNAN
Retired Partner, PricewaterhouseCoopers LLP

JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.



  Allegiant Funds Trustees also serve as Trustees of Allegiant Advantage Fund.


                                                                          [Logo]
                                                              Allegiant(R) Funds
                                                          www.allegiantfunds.com

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Allegiant Funds and is available, free of charge, on the Fund's website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance during the last fiscal year. The reports also contain detailed financial information about the Fund and are available, free of charge, on the Fund's website.

TO OBTAIN MORE INFORMATION:

By Internet:
www.allegiantfunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
c/o PFPC Inc.
P.O. Box 9795
Providence, RI 02940-9795
From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Allegiant Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

Allegiant Funds' Investment Company Act registration number is 811-4416

[Logo]
Allegiant(R)
       Funds
www.allegiantfunds.com

                                 ALLEGIANT FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                                 OCTOBER 1, 2007



                                  EQUITY FUNDS
                       ALLEGIANT BALANCED ALLOCATION FUND

                       ALLEGIANT INTERNATIONAL EQUITY FUND

                     ALLEGIANT LARGE CAP CORE EQUITY FUND
                         ALLEGIANT LARGE CAP GROWTH FUND
                         ALLEGIANT LARGE CAP VALUE FUND
                          ALLEGIANT MID CAP VALUE FUND
                   ALLEGIANT MULTI-FACTOR MID CAP GROWTH FUND
                   ALLEGIANT MULTI-FACTOR SMALL CAP CORE FUND
               ALLEGIANT MULTI-FACTOR SMALL CAP FOCUSED VALUE FUND
                  ALLEGIANT MULTI-FACTOR SMALL CAP GROWTH FUND
                   ALLEGIANT MULTI-FACTOR SMALL CAP VALUE FUND
                          ALLEGIANT S&P 500 INDEX FUND
                          ALLEGIANT SMALL CAP CORE FUND
                         ALLEGIANT SMALL CAP GROWTH FUND


                               FIXED INCOME FUNDS
                               ALLEGIANT BOND FUND
                       ALLEGIANT GOVERNMENT MORTGAGE FUND
                         ALLEGIANT HIGH YIELD BOND FUND
                        ALLEGIANT INTERMEDIATE BOND FUND
                      ALLEGIANT LIMITED MATURITY BOND FUND
                      ALLEGIANT TOTAL RETURN ADVANTAGE FUND
                         ALLEGIANT ULTRA SHORT BOND FUND

                              TAX-EXEMPT BOND FUNDS
                   ALLEGIANT INTERMEDIATE TAX EXEMPT BOND FUND
               ALLEGIANT MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
                ALLEGIANT OHIO INTERMEDIATE TAX EXEMPT BOND FUND
             ALLEGIANT PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

                               MONEY MARKET FUNDS
                     ALLEGIANT GOVERNMENT MONEY MARKET FUND
                           ALLEGIANT MONEY MARKET FUND
                   ALLEGIANT OHIO MUNICIPAL MONEY MARKET FUND
               ALLEGIANT PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
                     ALLEGIANT TAX EXEMPT MONEY MARKET FUND
                      ALLEGIANT TREASURY MONEY MARKET FUND


This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the current Prospectuses listed below for the above investment portfolios (each, a "Fund," collectively, the "Funds") of Allegiant Funds (the "Trust"), as may be amended or supplemented from time to time. This SAI is incorporated by reference in its entirety into the Prospectuses. The Prospectuses and the Trust's annual reports to shareholders dated May 31, 2007 (the "2007 Annual Reports") may be obtained, without charge, upon request by calling or writing the Trust at 1-800-622-FUND (3863), 760 Moore Road, King of Prussia, Pennsylvania 19406.

CURRENT PROSPECTUSES


o    Prospectus  dated  October 1, 2007,  for A and C Shares of the Money Market
     Funds.

o    Prospectus dated October 1, 2007, for I Shares of the Money Market Funds.

o    Prospectus dated October 1, 2007, for A and C Shares of the Equity Funds.

o Prospectus dated October 1, 2007, for A and C Shares of the Fixed Income Funds and Tax-Exempt Bond Funds

o    Prospectus dated October 1, 2007, for I Shares of the Equity Funds.

o Prospectus dated October 1, 2007, for I Shares of the Fixed Income Funds (other than the High Yield Bond Fund) and Tax-Exempt Bond Funds.

o Prospectus dated October 1, 2007, for B Shares of the Equity Funds, Fixed Income Funds, Tax-Exempt Bond Funds, Money Market Fund and Tax Exempt Money Market Fund.

o    Prospectus dated October 1, 2007, for I Shares of the High Yield Bond Fund.

FINANCIAL STATEMENTS

The Trust's audited financial statements and the reports thereon of Ernst & Young LLP, the Trust's Independent Registered Public Accounting Firm, included in the 2007 Annual Reports are incorporated by reference into this SAI. No other parts of the 2007 Annual Reports are incorporated by reference.

                                TABLE OF CONTENTS


                                                                          PAGE

STATEMENT OF ADDITIONAL INFORMATION........................................ 1

INVESTMENT OBJECTIVE AND POLICIES.......................................... 2

INVESTMENT LIMITATIONS AND RESTRICTIONS....................................51

NET ASSET VALUE............................................................54

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................55

DESCRIPTION OF SHARES......................................................61

ADDITIONAL INFORMATION CONCERNING TAXES....................................66

TRUSTEES AND OFFICERS......................................................69

ADVISORY, ADMINISTRATION, UNDERWRITING, CUSTODIAN SERVICES AND
TRANSFER AGENCY AGREEMENTS.................................................77

SHAREHOLDER SERVICES PLAN..................................................77

PORTFOLIO TRANSACTIONS....................................................102

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................103

COUNSEL...................................................................105

PERFORMANCE INFORMATION...................................................106

MISCELLANEOUS.............................................................109

APPENDIX A: DESCRIPTION OF SECURITIES RATINGS.............................A-1

APPENDIX B: DESCRIPTION OF FUTURES CONTRACTS..............................B-1

APPENDIX C: ALLEGIANT ASSET MANAGEMENT COMPANY
PROXY VOTING POLICY AND PROCEDURES......................................C-1

                       STATEMENT OF ADDITIONAL INFORMATION


           This SAI should be read in conjunction with the Prospectuses for the Funds listed on the cover page of this SAI. The information contained in this SAI expands upon matters discussed in the Prospectuses. No investment in shares of a Fund should be made without first reading the Prospectus for such Fund.

                  The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund authorized to issue separate classes or series of shares of beneficial interest. The Funds are registered as open-end management investment companies. Each Fund other than the Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund and Pennsylvania Intermediate Municipal Bond Fund is a diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each of the Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund and Pennsylvania Intermediate Municipal Bond Fund is a non-diversified investment company under the 1940 Act.

                  The Pennsylvania Tax Exempt Money Market, Bond and Pennsylvania Intermediate Municipal Bond Funds commenced operations as separate investment portfolios (the "Predecessor Pennsylvania Tax Exempt Money Market," "Predecessor Intermediate Government Fund" and "Predecessor Pennsylvania Tax Exempt Bond Fund," and collectively, the "Predecessor Funds") of Inventor Funds, Inc. On September 9, 1996, the Predecessor Funds were reorganized as new portfolios of the Trust. References in this SAI are to a Fund's current name.

                  On June 9, 2000, the Bond Fund was reorganized with the Parkstone Bond Fund, a separate investment portfolio offered by The Parkstone Group of Funds ("Parkstone"). In connection with this reorganization, the financial statements and performance history of the Parkstone Bond Fund were adopted by the Bond Fund. Historical information in this SAI concerning the performance of the Bond Fund is that of the Parkstone Bond Fund.

                  The Multi-Factor Mid Cap Growth, Government Mortgage and Michigan Intermediate Municipal Bond Funds commenced operations as separate investment portfolios (the "Parkstone Mid Capitalization Fund," "Parkstone U.S. Government Income Fund" and "Parkstone Michigan Municipal Bond Fund," and collectively, the "Parkstone Continuing Funds") of Parkstone. On June 10, 2000, the Parkstone Continuing Funds were reorganized as new portfolios of the Trust. References in this SAI are to a Fund's current name.

                  Effective June 13, 2005, the Trust's name was changed from Armada Funds to Allegiant Funds.

                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION ON FUND MANAGEMENT

                  Further information on the management strategies, techniques, policies and related matters concerning Allegiant Asset Management Company, the investment adviser to the Funds (the "Adviser"), and Polaris Capital Management, Inc. ("Polaris"), the sub-adviser to the Allegiant International Equity Fund, may be included from time to time in advertisements, sales literature, communications to shareholders and other materials. See also "Performance Information" below.

                  Effective June 13, 2005, the Adviser's name was changed from National City Investment Management Company to Allegiant Asset Management Company.

                  Attached to this SAI is Appendix A which contains descriptions of the rating symbols used by Standard & Poor's ("S&P") Rating Group, Fitch Ratings, Inc. ("Fitch"), Moody's Investors Service, Inc. ("Moody's") and Dominion Bond Rating Service Limited for securities which may be held by the Funds.

ADDITIONAL INFORMATION ABOUT THE FUNDS

                  The following information supplements, and should be read in conjunction with, the principal strategies and risk disclosures for the Funds in the Prospectuses.


ALLEGIANT BALANCED ALLOCATION FUND

                  The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks, investment grade fixed income securities, securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed rate preferred stock, convertible fixed income securities, options and rights) and cash equivalent securities. The Fund intends to invest 45% to 75% of its net assets in common stocks and securities convertible into common stocks, 20% to 55% of its net assets in fixed income securities and up to 30% of its net assets in cash and cash equivalents. Of these investments, no more than 25% of the Fund's total assets will be invested in foreign securities.

                  The Fund holds common stocks primarily for the purpose of providing long-term growth of capital. When selecting stocks for the Fund, the Adviser will consider primarily their potential for long-term capital appreciation.

                  The Fund will normally invest the fixed income portion of its portfolio of investments primarily in a broad range of investment grade debt securities which are rated at the time of purchase within the four highest rating categories assigned by Moody's, S&P or Fitch. These fixed income securities will consist of bonds, debentures, notes, zero coupon securities, asset-backed securities, state, municipal and industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of the Fund's assets may be invested from time to time in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some fixed income securities may have warrants or options attached.


ALLEGIANT INTERNATIONAL EQUITY FUND

                  The  Fund  seeks  to  achieve  its  investment   objective  by
investing primarily in equity securities of foreign issuers. Foreign investments may also include debt obligations issued or guaranteed by foreign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality.

                  The Fund will invest primarily, but not exclusively, in equity securities, including common and preferred stocks, rights, warrants, securities convertible into common stocks and American Depositary Receipts ("ADRs") or other U.S. listings of foreign common stocks, with a focus on companies included in the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index, a broadly diversified international index consisting of close to 1,000 equity securities of companies located in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Fund, however, is not an "index" fund, and is neither sponsored by nor affiliated with Morgan Stanley Capital International. The Fund does not anticipate making investments in markets where, in the judgment of the Adviser, property rights are not defined and supported by an adequate legal infrastructure.

                  More than 25% of the Fund's assets may be invested in the securities of issuers located in the same country. Investment in a particular country of 10% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries. Criteria for determining the appropriate distribution of investments among countries may include relative valuation, growth prospects, and fiscal, monetary, and regulatory government policies.

                  The Fund may invest up to 25% of its total assets in securities of issuers in countries with developing markets or economies (non-MSCI EAFE), but will not invest more than 10% of its total assets in any single such country. See "Additional Information about Portfolio Investments - Foreign Securities and Currencies" below.

ALLEGIANT LARGE CAP CORE EQUITY FUND

                  The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks with large market capitalizations. The Fund generally is invested sector neutral to the S&P 500 Composite Stock Price Index ("S&P 500 Index"). A large portion of the Fund's assets will be invested in companies with a market capitalization similar to the S&P 500 Index. The Fund's Adviser focuses on a combination of fundamental, technical, and sentiment factors in identifying investments for the Fund. Among the factors considered are the quality of the management team, industry position, business model and historical growth rates.

                  The S&P 500 Index is an index composed of 500 common stocks, most of which are listed on the New York Stock Exchange (the "NYSE"). The Adviser believes that the S&P 500 Index is an appropriate benchmark for the Fund because it is diversified, familiar to many investors and widely accepted as a reference for common stock investments.

                  The Fund may invest up to 20% of its net assets in foreign securities.

                  S&P Ratings Group is not a sponsor of, or in any way affiliated with, the Fund.

ALLEGIANT LARGE CAP GROWTH FUND

                  The  Fund  seeks  to  achieve  its  investment   objective  by
investing primarily in a diversified portfolio of growth-oriented large cap common stocks. The Fund generally is invested sector neutral to the Russell 1000 Growth Index. The Fund's Adviser selects companies that have historically proven the ability to grow earnings, revenue, return on equity, and return on capital and have maintained leadership within their industry.

                  The Fund may invest up to 20% of its net assets in foreign securities.

ALLEGIANT LARGE CAP VALUE FUND

                  The Fund seeks to achieve its investment objective by investing primarily in common stocks and securities convertible into common stocks of publicly traded U.S. companies with large stock market capitalizations. The Fund is managed with a value-oriented approach, exhibiting aggregate valuation characteristics such as price/earnings, price/book and price/cash flow ratios which are at a discount to the market averages. Additional factors, such as private market value, balance sheet strength, and long-term earnings potential are also considered in stock selection.

                  The Fund may invest up to 20% of its net assets in foreign securities.

ALLEGIANT MID CAP VALUE FUND

                  The Fund seeks to achieve its investment objective by investing primarily in value-oriented, mid cap common stocks of U.S. companies. The Adviser generally seeks to invest in companies trading at a discount to intrinsic value; traditionally these companies have price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages.

                  The Fund may invest up to 20% of its net assets in foreign securities.

ALLEGIANT MULTI-FACTOR MID CAP GROWTH FUND


                  The Fund seeks to achieve its investment objective by investing primarily in growth-oriented common stocks of mid cap U.S. companies believed by the Adviser to be characterized by consistent, above average growth in revenues and earnings, strong management, sound and improving financial fundamentals and presently exhibit the potential for growth. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Primary holdings of the Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

                  The Fund may invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

                  The Fund may invest up to 20% of its net assets in foreign securities.

ALLEGIANT MULTI-FACTOR SMALL CAP CORE FUND

                  The Fund seeks to achieve its investment objective by investing primarily in securities of U.S. companies with small stock market capitalizations that possess both value and growth characteristics. The Fund invests in companies with market capitalizations approximately equivalent to those that fall in the lowest 15% represented in the Russell 2000 Index. See "Special Risk Factors for Smaller Capitalization Stocks" below.

ALLEGIANT MULTI-FACTOR SMALL CAP FOCUSED VALUE FUND

                  The Fund seeks to achieve its investment objective by investing, through a focused approach, primarily in value-oriented securities of U.S. companies with small stock market capitalizations that are believed to be conservatively valued. The Fund invests in companies with market capitalizations approximately equivalent to those that fall in the lowest 15% represented in the Russell 2000 Value Index. The Adviser pays particular attention to a company's price-to-earnings and price-to-book ratios and current and forecasted earnings levels. The Fund will invest in fewer securities relative to other Funds managed by the Adviser in the Multi-Factor style. See "Special Risk Factors for Smaller Capitalization Stocks" below.

ALLEGIANT MULTI-FACTOR SMALL CAP GROWTH FUND

                  The Fund seeks to achieve its investment objective by investing primarily in securities of U.S. companies with small stock market capitalizations and that have prospects for accelerated earnings or revenue growth. The Fund will invest in companies with market capitalizations approximately equivalent to those that fall in the lowest 15% represented by the Russell 2000 Growth Index. See "Special Risk Factors for Smaller Capitalization Stocks" below.

ALLEGIANT MULTI-FACTOR SMALL CAP VALUE FUND

                  The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies with small stock market capitalizations that are believed to be conservatively valued. The Fund is managed with a value approach, exhibiting aggregate valuation characteristics such as price/earnings, price/book, and price/cash flow ratios which are at a discount to the market averages. Additional factors, such as private market value,  balance  sheet  strength,  and  long-term  earnings  potential  are also considered in stock selection. See "Special Risk Factors for Small Capitalization Stocks" below.

                  The Fund may invest up to 20% of its net assets in foreign securities.

ALLEGIANT S&P 500 INDEX FUND

                  The vast majority of the Fund's assets are invested in stocks included in the S&P 500 Index in approximately the same relative proportion as those stocks are held in the Index. Under ordinary circumstances, the Fund will take positions only in equity securities currently within the S&P 500 Index, scheduled to be added to the Index, or recently removed from the Index. To meet the investment objective of tracking the S&P 500 Index before Fund expenses, stocks are routinely eliminated from or added to the Fund to reflect additions to or deletions from the Index (including mergers or changes in the composition of the Index). Stocks are also sold to raise cash to meet withdrawals, or purchased to invest cash contributions. Accordingly, sales may result in losses that may not have been realized if the Fund were actively managed in the traditional sense, and purchases may be made that would not have been made if the Fund were actively managed in the traditional sense. Adverse events, such as reported losses, dividend cuts or omissions, legal proceedings and defaults will not normally result in the sale of a common stock. The Fund will remain substantially fully invested in common stocks and equity derivative instruments whether stock prices are rising or falling.

                  The Adviser believes that using active management techniques for a small portion of the Fund's assets may increase the correlation between the Fund's net return after expenses and the return of the S&P 500 Index. Consequently, the Fund may purchase a security that is scheduled to be included in the S&P 500 Index but prior to the effective inclusion date. The Fund may also temporarily continue to hold a security that has been deleted from the S&P 500 Index. A diversified subset of stocks held in the Fund may have weights slightly higher or lower than those in the S&P 500 Index with the goal of adding small incremental performance relative to the Index. Stocks that are held in very small proportions in the S&P 500 Index may be excluded from the Fund or held short if they are expected to underperform.

                  The Adviser believes that this investment approach should involve less portfolio turnover, notwithstanding periodic additions to and deletions from the S&P 500 Index, and thus lower brokerage costs, transfer taxes and operating expenses than in more traditionally managed funds. There is no assurance, however, that this will be the case. The costs and other expenses incurred in securities transactions, apart from any difference between the investment results of the Fund and those of the S&P 500 Index, may cause the return of the Fund to be lower than the return of the Index.


                  The S&P 500 Index is composed of 500 common stocks, most of which are listed on the NYSE. S&P selects the stocks for the S&P 500 Index on a statistical basis. As of June 30, 2007, the stocks in the S&P 500 Index had an average market capitalization of approximately $26.7 billion. The range of market capitalization for companies represented in the S&P 500 Index was $1.65 billion to nearly $473 billion. "Market capitalization" of a company is the market price per share of stock multiplied by the number of shares outstanding.


                  The Fund may acquire derivative instruments designed to replicate the performance of the S&P 500 Index, such as S&P 500 stock index futures contracts or S&P Depositary Receipts ("SPDRs"). In addition, the Fund may sell securities short to the extent of up to 4% of the Fund's assets. The Fund is not required to buy or sell securities solely because the percentage of its assets invested in index stocks changes when the market value of its holdings increases or decreases. In addition, the Fund may omit or remove an index stock from its portfolio if the Adviser believes the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. With respect to the remaining portion of its net assets, the Fund may hold temporary cash balances which may be invested in U.S. government obligations and money market investments. In extraordinary circumstances, the Fund may exclude a stock listed on the S&P 500 Index from its holdings or include a similar stock in its place if it believes that doing so will help achieve its investment objective. The Fund also may enter into repurchase agreements, reverse repurchase agreements, and lend its portfolio securities.

                  While there can be no guarantee that the Fund's investment results will precisely match the results of the S&P 500 Index, the Adviser believes that, before deduction of operating expenses, there will be a very high correlation between the returns generated by the Fund and the Index. The Fund will attempt to achieve a correlation between the performance of its asset portfolio and that of the S&P 500 Index of at least 95% before deduction of operating expenses. A correlation of 100% would indicate perfect correlation, which would be achieved when the Fund's net asset value ("NAV"), including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index. The Fund's ability to correlate its performance with the S&P 500 Index, however, may be affected by, among other things, changes in securities markets, the manner in which S&P calculates the Index, and the timing of purchases and redemptions. The Adviser monitors the correlation of the performance of the Fund in relation to the S&P 500 Index under the supervision of the Board of Trustees. The Fund intends to actively rebalance its portfolio to achieve high correlation of performance with the S&P 500 Index. To reduce transaction costs and minimize shareholders' current capital gains liability, the Fund's investment portfolio will not be automatically rebalanced to reflect changes in the S&P 500 Index. In the unlikely event that a high correlation is not achieved, the Board of Trustees will take appropriate steps based on the reasons for the lower than expected correlation.

                  The inclusion of a security in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment. The common stock of National City Corporation ("NCC"), the indirect parent company of the Adviser, is included in the S&P 500 Index. Like the other stocks in the S&P 500 Index, the Fund will invest in the common stock of NCC in approximately the same proportion as the percentage NCC common stock represents in the S&P 500 Index.

                  The Fund is not sponsored, endorsed, sold or promoted by S&P, a division of McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Adviser as Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for, and has not participated in, the determination of the price and amount of the Fund shares or the timing of the issuance or sale of the Fund shares or in the determination or calculation of the equation by which the Fund shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

                  S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ALLEGIANT SMALL CAP CORE FUND

                  The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of publicly-traded common stocks of U.S. companies with small stock market capitalizations that possess both value and growth characteristics. The investment process of the Adviser is to invest in securities of companies based on the Adviser's analysis of the company's cash flow. See "Special Risk Factors for Smaller Capitalization Stocks" below.

                  In addition, the Fund may invest up to 20% of its net assets in foreign securities.

ALLEGIANT SMALL CAP GROWTH FUND

                  The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of publicly-traded equity securities of U.S. companies with small stock market capitalizations. The Adviser will seek companies with strong growth in revenue, earnings and cash flow. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, and fundamental value. The Adviser will also consider the relationship between price and book value, and other factors such as trading volume and bid-ask spreads in an effort to allow the Fund to achieve diversification. See "Special Risk Factors for Smaller Capitalization Stocks" below.

                  The Fund may invest up to 20% of its net assets in foreign securities.

SPECIAL RISK FACTORS FOR SMALLER CAPITALIZATION STOCKS

                  Securities held by the Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Focused Value, Small Cap Core, Small Cap Growth and Multi-Factor Small Cap Value Funds generally will be issued by public companies with smaller capitalizations relative to those which predominate the major market indices, such as the S&P 500 Index or the Dow Jones Industrial Average ("DJIA"). Securities of these small companies may at times yield greater returns on investment than stocks of larger, more established companies as a result of inefficiencies in the marketplace.

                  Smaller companies, particularly those considered to have small stock market capitalizations, may carry additional risks to those of larger companies. Smaller companies are generally not as well-known to investors and have less of an investor following than larger companies. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may have difficulty withstanding competition from larger companies within their industries. If other investment companies and investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

                  The positions of smaller capitalization companies in the market may be more tenuous because they typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of smaller capitalization companies are traded in lower volume than those of larger companies and may be more volatile. As a result, the Funds may be subject to greater price volatility than a fund consisting of large capitalization stocks. By maintaining a broadly diversified portfolio, the Adviser will attempt to reduce this volatility.



ALLEGIANT BOND FUND

                  The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities, while maintaining a dollar-weighted average maturity of between four and twelve years. Up to 20% of the value of its total assets may be invested in preferred stocks and other investments.

ALLEGIANT GOVERNMENT MORTGAGE FUND

                  The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of mortgage-related securities issued or guaranteed by the U.S. government, while maintaining a dollar-weighted average maturity of between three and ten years. The Fund will normally invest primarily in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), as well as obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness.
                  The Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), rated at the time of purchase within the top two rating categories assigned by an unaffiliated nationally recognized statistical rating organization ("Rating Agency") or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Fund may also invest in corporate debt securities which are rated at the time of purchase within the top four rating categories assigned by a Rating Agency or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality.

ALLEGIANT HIGH YIELD BOND FUND

                  The  Fund  seeks  to  achieve  its  investment   objective  by
investing primarily in high yield, high risk debt securities. The Fund normally maintains a dollar-weighted average maturity of between five and ten years.

ALLEGIANT INTERMEDIATE BOND FUND

                  The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade debt securities of all types, including obligations of corporate and U.S. and foreign government issuers and mortgage-backed and asset-backed securities, while maintaining a dollar-weighted average maturity of between three and ten years. The Fund may invest up to 20% of the value of its total assets in preferred stocks and other investments.

ALLEGIANT LIMITED MATURITY BOND FUND

         The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities of all types, including obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities, while maintaining a dollar-weighted average maturity of between one and five years. The Fund may invest up to 20% of the value of its total assets in preferred stocks and other investments. In making investment decisions, the Adviser will focus on a number of factors, including yield to maturity, maturity, quality and the outlook for specific issuers and market sectors.

ALLEGIANT TOTAL RETURN ADVANTAGE FUND

                  The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities of all types, including asset-backed and mortgage-backed securities and obligations of corporate and U.S. government issuers, while maintaining a dollar-weighted average maturity of between four and twelve years. The Fund may invest up to 20% of the value of its total assets in preferred stocks and other investments. Under normal market conditions, the Fund maintains an average dollar-weighted portfolio maturity of four to twelve years.


                  Although the Fund normally invests substantially all of its assets in investment grade debt securities, it may invest up to 20% of its net assets in preferred stock and other investments, including but not limited to, non-rated securities and securities rated below investment grade (commonly referred to as "junk bonds"). For a discussion of risk factors relating to such securities, see "Additional Information About Portfolio Investments - Ratings Criteria" below.

ALLEGIANT ULTRA SHORT BOND FUND


                  The  Fund  seeks  to  achieve  its  investment   objective  by
investing primarily in a diversified portfolio of high-quality fixed income securities, while maintaining a dollar-weighted average maturity of less than 18 months. The Adviser attempts to increase income and preserve or enhance total return by managing average portfolio duration. By maintaining an average duration that will not exceed 18 months, the Adviser attempts to reduce the higher level of volatility that is generally associated with bonds of longer duration.


                  Duration  is a  calculation  that seeks to  measure  the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

                  An effective duration of one year, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 1%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 1%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND FUND

                  The Fund seeks to achieve its investment objective by investing substantially all of its assets in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel issued on the date of the issuance thereof, is exempt from regular federal income tax ("Municipal Securities"), while maintaining a dollar-weighted average maturity of between three and ten years. The Fund will normally invest at least 80% of the value of its net assets in Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous" below).

ALLEGIANT MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

                  The Fund seeks to achieve its investment objective by investing at least 80% of its net assets in a portfolio of securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan personal income taxes, while maintaining a dollar-weighted average maturity of between three and ten years. Such securities include debt obligations, consisting of notes, bonds and commercial paper, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal and Michigan personal income taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) and debt obligations issued by the government of Puerto Rico, the U.S. territories and possessions of Guam, the U.S. Virgin Islands or such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan personal income taxes ("Michigan Municipal Securities"). The Fund may invest up to 100% of its assets in private activity bonds which may be treated as a special tax preference item under the federal alternative minimum tax. The 80% policy stated above is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous" below.)

                  The Fund  normally  will be  invested  in  long-term  Michigan
Municipal Securities, although the Fund may invest in Michigan Municipal Securities of any maturity and the Adviser may extend or shorten the average weighted  maturity  of its  portfolio  depending  upon  anticipated  changes  in interest rates or other relevant market factors. In addition, the average weighted maturity of the Fund's portfolio may vary depending upon the availability of suitable Michigan Municipal Securities or other relevant market factors.

                  The Fund invests in Michigan Municipal Securities which are rated at the time of purchase within the four highest rating categories assigned by a Rating Agency or, in the case of notes, tax-exempt commercial paper or variable rate demand obligations, rated within the two highest rating categories assigned by a Rating Agency. The Fund may also purchase Michigan Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Trust's Board of Trustees.

                  Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Fund will treat these bonds as Michigan Municipal Securities for purposes of measuring compliance with the 80% policy described above. To the extent the Fund invests in these bonds, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Fund's distributions derived from these bonds.

                  The Fund may invest in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. government or other taxable securities is deemed appropriate for temporary defensive purposes, as determined by the Adviser, due to market conditions. Such taxable obligations consist of government securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper meeting the Fund's quality standards for tax-exempt commercial paper (as described above), and such taxable obligations as may be subject to repurchase agreements. Under such circumstances and during the period of such investment, the Fund may not achieve its stated investment objective.

                  Because the Fund invests primarily in securities issued by the State of Michigan and its political subdivisions, municipalities and public authorities, the Fund's performance is closely tied to the general economic conditions within the state as a whole and to the economic conditions within particular industries and geographic areas represented or located within the state. However, the Fund attempts to diversify, to the extent the Adviser deems appropriate, among issuers and geographic areas in the State of Michigan.

                  See "Special Considerations Regarding Investment in Michigan Municipal Securities" below.

ALLEGIANT OHIO INTERMEDIATE TAX EXEMPT BOND FUND

                  The Fund seeks to achieve its investment objective by investing at least 80% of its net assets plus any borrowings for investment purposes in securities issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities of the State or its political subdivisions ("Ohio Municipal Securities") that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous" below). Dividends paid by the Fund which are derived from interest properly attributable to Ohio Municipal Securities will be exempt from regular federal income tax and Ohio personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Ohio personal income tax. See "Additional Information Concerning Taxes."

                  See "Special Considerations Regarding Investment in Ohio Municipal Securities" below.

ALLEGIANT PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

                  The Fund seeks to achieve its objective by investing substantially all of its assets in Municipal Securities issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, obligations of the United States, including territories and possessions of the United States, the income from which is, in the opinion of counsel to the issuer, exempt from regular federal income tax and Pennsylvania state income tax imposed upon non-corporate taxpayers (but may be treated as a preference item for individuals for purposes of the alternative minimum tax), and securities of money market investment companies that invest primarily in such securities ("Pennsylvania Municipal Securities").

                  The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in Pennsylvania Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous" below). Dividends paid by the Fund which are derived from interest properly attributable to Pennsylvania Municipal Securities will be exempt from regular federal income tax and Pennsylvania personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Pennsylvania personal income tax. See "Additional Information Concerning Taxes."

                  See   "Special   Considerations    Regarding   Investment   in
Pennsylvania Municipal Securities" below.

SPECIAL CONSIDERATIONS - TAX-EXEMPT BOND FUNDS

                  Although each Fund's average weighted maturity will vary in light of current market and economic conditions, the comparative yields on instruments with different maturities, and other factors, the Tax-Exempt Bond Funds anticipate that they will maintain a dollar-weighted average portfolio maturity of three to ten years.

                  For temporary defensive or liquidity purposes when, in the opinion of the Funds' Adviser, Michigan Municipal Securities, Ohio Municipal Securities or Pennsylvania Municipal Securities of sufficient quality, as the case may be, are not readily available, the Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds may invest up to 100% of their assets in other Municipal Securities and in taxable securities.

                  Each Fund may hold up to 100% of its assets in uninvested cash reserves, pending investment, during temporary defensive periods. Uninvested cash reserves will not earn income.

                  Each Fund may invest in other investments as described below under "Additional Information About Portfolio Investments" including stand-by commitments, variable and floating rate obligations, certificates of participation, other investment companies, illiquid securities, Taxable Money Market Instruments (as defined below), zero coupon obligations and repurchase agreements and engage in when-issued transactions.

                  Each  of  the  Michigan  Intermediate   Municipal  Bond,  Ohio
Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds is classified as a "non-diversified" portfolio, which means that the amount of assets of the Fund that may be invested in the securities of a single issuer is not limited by the 1940 Act. Nevertheless, each Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). The Code requires that, at the end of each quarter of a fund's taxable year, (i) at least 50% of the market value of its total assets be invested in cash, U.S. government securities,  securities  of  other  regulated  investment  companies  and  other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based NAV per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.

                  Although (i) all of the Tax-Exempt Bond Funds may invest 25% or more of their respective net assets in Municipal Securities the interest on which is paid solely from revenues of similar projects, (ii) the Ohio Intermediate Tax Exempt Bond and Intermediate Tax Exempt Bond Funds may invest up to 20% of their respective total assets in private activity bonds and taxable investments, (iii) the Michigan Intermediate Municipal Bond and Pennsylvania Intermediate Municipal Bond Funds may invest up to 100% of their respective total assets in private activity bonds and (iv) the Intermediate Tax Exempt Bond Fund may invest 25% or more of its net assets in Municipal Securities whose issuers are in the same state, the Funds do not presently intend to do so unless, in the opinion of the Adviser, the investment is warranted. To the extent that a Fund's assets are invested in such investments, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and private activity bonds to a greater extent than it would be if its assets were not so invested.

                  See "Municipal Securities," "Special Considerations Regarding Investment in Michigan Municipal Securities," "Special Considerations Regarding Investment in Ohio Municipal Securities," and "Special Considerations Regarding Investment in Pennsylvania Municipal Securities" below.

ALLEGIANT GOVERNMENT MONEY MARKET FUND

                  The Fund seeks to achieve its investment objective by investing in a portfolio of high quality, short-term debt obligations issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements issued by financial institutions such as banks and broker-dealers. The Fund is currently rated by S&P.

ALLEGIANT MONEY MARKET FUND

                  The Fund seeks to achieve its investment objective by investing in a portfolio of high quality, short-term, U.S. dollar denominated "money market" instruments such as certificates of deposit and other obligations issued by domestic and foreign banks, and commercial paper (including variable and floating rate instruments) rated high quality by a Rating Agency, or determined to be of comparable quality by the Adviser. The Fund may also invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements issued by financial institutions such as banks and broker-dealers. The Fund is currently rated by S&P.

ALLEGIANT OHIO MUNICIPAL MONEY MARKET FUND

                  The  Fund  seeks  to  achieve  its  investment   objective  by
investing substantially all of its assets in a portfolio of high quality, short-term Ohio Municipal Securities.

                  The Fund will normally invest at least 80% of the value of its net assets in such Ohio Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous"). Dividends paid by the Fund which are derived from interest properly attributable to Ohio Municipal Securities will be exempt from regular federal income tax and Ohio personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Ohio personal income tax. The Fund may invest up to 100% of its assets in Municipal Securities known as private activity bonds the interest on which is an item of tax preference for purposes of the federal alternative minimum tax. The Fund may also invest up to 100% of its assets in non-Ohio Municipal Securities and in taxable securities, during temporary defensive periods when, in the opinion of the Adviser, Ohio Municipal Securities of sufficient quality are unavailable.

                  The Fund's assets are concentrated in securities issued by the State of Ohio or entities within the State of Ohio and, therefore, investment in the Fund may be riskier than an investment in other types of money market funds.

                  See "Special Risk Considerations - Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds" below.

ALLEGIANT PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

                  The  Fund  seeks  to  achieve  its   objective   by  investing
substantially all of its assets in a portfolio of high quality, short-term Pennsylvania Municipal Securities.

                  As a matter of fundamental policy, the Fund normally invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income taxes, but is not considered a preference item for purposes of the federal alternative minimum tax. However, the Fund may invest up to 100% of its assets in non-Pennsylvania Municipal Securities and in taxable securities during temporary defensive periods when, in the opinion of the Adviser, Pennsylvania Municipal Securities of sufficient quality are unavailable.

                  The Fund's assets are concentrated in securities issued by the Commonwealth of Pennsylvania or entities within the Commonwealth of Pennsylvania and, therefore, investment in the Fund may be riskier than an investment in other types of money market funds.

                  See "Special Risk Considerations - Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds" below.

ALLEGIANT TAX EXEMPT MONEY MARKET FUND

                  The Fund seeks to achieve its objective by investing substantially all of its assets in a portfolio of high quality, short-term Municipal Securities. The Fund will normally invest at least 80% of the value of its total assets in Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

                  See "Special Risk Considerations - Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds below."

SPECIAL RISK CONSIDERATIONS -- OHIO MUNICIPAL MONEY MARKET, PENNSYLVANIA TAX EXEMPT MONEY MARKET AND TAX EXEMPT MONEY MARKET FUNDS

                  Although the Tax Exempt Money Market Fund may invest 25% or more of its net assets in Municipal Securities whose issuers are in the same state and the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds may invest 25% or more of their respective net assets in Municipal Securities the interest on which is paid solely from revenues of similar projects, the Funds do not presently intend to do so unless in the opinion of the Adviser the investment is warranted. The Ohio Municipal Money Market Fund may invest up to 100% of its assets in private activity bonds. In addition, although the Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds may invest up to 20% of their respective total assets in private activity bonds and taxable investments, these Funds do not currently intend to do so unless in the opinion of the Adviser the investment is warranted. To the extent that a Fund's assets are invested in Municipal Securities that are payable from the revenues of similar projects or are issued by issuers located in the same state or are invested in private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so invested.

ALLEGIANT TREASURY MONEY MARKET FUND

                  The Fund seeks to achieve its objective by investing in a portfolio of direct obligations of the U.S. Treasury, such as Treasury bills and notes, and investment companies that invest exclusively in such obligations. The Fund may not engage in repurchase and reverse repurchase transactions or lend its portfolio securities. The Fund is currently rated by S&P.

ADDITIONAL INFORMATION ABOUT PORTFOLIO INVESTMENTS

DISCLOSURE OF PORTFOLIO HOLDINGS

         In accordance with the Trust's policies and procedures, PFPC Inc. ("PFPC") is responsible for dissemination of information about the Trust's portfolio securities. The Trust, its co-administrators (National City Bank ("NCB") and PFPC, together the "Co-Administrators") and Adviser (together, the "Service Providers") may only disclose information concerning securities held in the Trust's portfolios under the following circumstances:

         (i) Within fifteen business days following the end of each calendar month, PFPC shall post all securities held by each of the Trust's equity and fixed income portfolios, together with each security's percentage of total net assets of the portfolio, on the Trust's website (excluding the Allegiant Multi-Factor Small Cap Core, Multi-Factor Small Cap Focused Value, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Value, Small Cap Core and Small Cap Growth Funds (together, the "Small Cap Funds")).

         (ii) Within fifteen business days following the end of each calendar quarter, PFPC shall post the securities held by each of the Small Cap Funds and percentage of total net assets on the Trust's website.

         (iii) The Trust or a Service Provider may disclose the Trust's portfolio securities holdings to selected third parties when the Trust has a legitimate business purpose for doing so; or


                  (a) Examples of instances in which selective disclosure of the Trust's portfolio securities may be appropriate include disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Adviser; disclosure to a newly hired investment adviser or sub-adviser prior to its commencing its duties; disclosure to third party service providers of auditing, custody, proxy voting and other services to the Trust; or disclosure to a rating or ranking organization.


         (iv) As required by the federal securities laws, including the 1940 Act, the Trust shall disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Forms N-CSR and N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.


         Each of the Trust's Service Providers is required to keep the Funds' portfolio information confidential either pursuant to its agreement with the Trust or because of the nature of its relationship to the Trust. In the event that the Trust or a Service Provider discloses the Trust's portfolio securities holdings to a selected third party for a legitimate business purpose, such third party shall be required pursuant to an agreement with the Trust to keep the information confidential and shall not trade on such information.

         Neither the Trust, a Service Provider nor any of their affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of information about the Trust's portfolio securities.

         With respect to the monthly disclosure of portfolio holdings on the Trust's website, PFPC is authorized to prepare and post to the Trust's website its portfolio holdings and is also responsible for portfolio holdings disclosure to third party service providers of auditing, custody, proxy voting and other services to the Trust, or disclosure to a rating or ranking organization. With respect to any other disclosure of the Trust's portfolio holdings, the Trust's President and Treasurer, or the Adviser's President shall be authorized to disclose such information.

         In order to ensure that the disclosure of the Trust's portfolio securities is in the best interests of the Trust's shareholders and to avoid any potential or actual conflicts of interest with PFPC, NCB, the Adviser, the Trust's principal underwriter or any affiliated person (as that term is defined in the 1940 Act) of such entities, the disclosure of any of the Trust's portfolio securities for legitimate business purposes shall be approved by the Trust's Board of Trustees in advance of such disclosure. This requirement shall not apply to the disclosure of the Trust's portfolio securities to the Trust's existing service providers of auditing, custody, proxy voting and other services to the Trust in connection with the provision of their services to the Trust, or as otherwise provided herein.

         The Board shall receive quarterly reports stating whether disclosures were made concerning the Trust's portfolio holdings in contravention of these policies and procedures during the previous quarter, and if so, such report shall describe to whom and under what circumstance such disclosures were made.

RATINGS CRITERIA

                  Investment grade debt securities in which the Funds invest are those securities rated at the time of purchase by a Fund within the four highest ratings groups assigned by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and
BBB), Fitch (AAA, AA, A and BBB) or, with respect to the Allegiant Multi-Factor Small Cap Core, Multi-Factor Small Cap Focused Value and Multi-Factor Small Cap Growth Funds, DBRS (AAA, AA, A and BBB), or, if unrated, which are determined by the Adviser (or Sub-Advisers) to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Debt securities rated in the lowest investment grade debt category (Baa by Moody's or BBB by S&P, Fitch or DBRS) have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

                  The High Yield Bond Fund will invest primarily in debt securities rated below investment grade (i.e., junk bonds). The Balanced Allocation, Bond and Total Return Advantage Funds may also invest in junk bonds. While any investment carries some risk, certain risks associated with lower rated securities are different than those for investment grade securities. The risk of loss through default is greater because lower rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Fund's NAV per share.


                  In addition, an economic downturn or increase in interest rates could have a negative impact on both the markets for lower rated securities (resulting in a greater number of bond defaults) and the value of lower rated securities held by a Fund. Current laws, such as those requiring federally insured savings and loan associations to remove investments in lower rated securities from their funds, as well as other pending proposals, may also have a material adverse effect on the market for lower rated securities.

                  The economy and interest rates may affect lower rated securities differently than other securities. For example, the prices of lower rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

                  If an issuer of a security held by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower rated securities as well as the Fund's NAV. In general, both the prices and yields of lower rated securities will fluctuate.

                  In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is no established secondary market for the security or the security is lightly traded. As a result, a Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

                  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

                  The ratings of Moody's, S&P and Fitch evaluate the safety of a lower rated security's principal and interest payments, but do not address market value risk. Because the ratings of the Rating Agencies may not always reflect current conditions and events, in addition to using recognized Rating Agencies and other sources, the Adviser performs its own analysis of the issuers of lower rated securities purchased by a Fund. Because of this, a Fund's performance may depend more on its own credit analysis than is the case for mutual funds investing in higher rated securities.

                  The Adviser continuously monitors the issuers of lower rated securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

ELIGIBLE SECURITIES

                  The Money Market Funds may purchase "eligible securities" (as defined by Rule 2a-7 under the 1940 Act) that present minimal credit risks as determined by the Adviser pursuant to guidelines established by the Trust's Board of Trustees. Eligible securities generally include: (1) securities that are rated by two or more Rating Agencies (or the only Rating Agency which has issued a rating) in one of the two highest rating categories for short term debt securities; (2) securities that have no short term rating, if the issuer has other outstanding short term obligations that are comparable in priority and security as determined by the Adviser ("Comparable Obligations") and that have been rated in accordance with (1) above; (3) securities that have no short term rating, but are determined to be of comparable quality to a security satisfying
(1) or (2) above, and the issuer does not have Comparable Obligations rated by a Rating Agency; and (4) securities with credit supports that meet specified rating criteria similar to the foregoing and other criteria in accordance with applicable Securities and Exchange Commission ("SEC") regulations. Securities issued by a money market fund and securities issued by the U.S. government may constitute eligible securities if permitted under applicable SEC regulations and Trust procedures. The Board of Trustees will approve or ratify any purchases by the Money Market Funds of securities that are rated by only one Rating Agency or that qualify under (3) above if required by applicable regulations or Trust procedures.


REAL ESTATE SECURITIES

                  Each of the Equity Funds and Fixed Income Funds may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts ("REITs"), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities.


                  REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.


                  REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income principally from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the 1940 Act. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which the Fund invests.


                  REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may be designated as a return of capital.

VARIABLE AND FLOATING RATE INSTRUMENTS

                  Each Fund may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between a Fund and the issuer, they are not normally traded although certain variable and floating rate obligations, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Even though there may be no active secondary market in such instruments, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the Adviser (or Sub-Adviser). In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

                  In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Other variable and floating rate obligations will be deemed to have a maturity equal to the longer or shorter of the periods remaining to the next interest rate adjustment or the demand notice period in accordance with applicable regulations or Trust procedures.


                  With respect to the Money Market Funds, variable and floating rate obligations held by a Fund may have maturities of more than 397 days, provided: (a) (i) the Fund is entitled to payment of principal and accrued interest upon not more than 30 days' notice or at specified intervals not exceeding one year (upon not more than 30 days' notice) and (ii) the rate of interest on such instrument is adjusted automatically at periodic intervals which normally will not exceed 31 days, but may extend up to one year, or (b) if the obligation is an asset-backed security, and if permitted under Trust procedures and applicable regulations, the security has a feature permitting the holder unconditionally to receive principal and interest within 13 months of making demand.


                  Certain Funds may invest in floating rate debt instruments ("floaters") and (except for the Money Market Fund) engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

                  Each of the Funds (except for the Money Market Fund) also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.


GUARANTEED INVESTMENT CONTRACTS

                  Each Fund may make limited investments in Guaranteed Investment Contracts ("GICs") issued by U.S. insurance companies. When investing in GICs a Fund makes cash contributions to a deposit fund or an insurance company's general account. The insurance company then credits to that Fund monthly a guaranteed minimum interest which may be based on a fixed rate or a fixed spread over an index, such as the London Interbank Offered Rate ("LIBOR"). The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. GICs may provide a lower rate of return than may be available to a Fund through other types of investments the Fund is permitted to make. A GIC is backed only by the insurance company that issued the GIC and, therefore, payments on the GIC are subject to the insurance company's capacity to pay. Failure of the issuing company could result in a default on a GIC. A Fund will purchase a GIC only when the Adviser (or Sub-Adviser) has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by one or more rating agencies. For the Money Market Fund, the Fund's investments in GICs will not exceed 10% of the Fund's net assets. In addition, because each Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund which are not readily marketable, will not exceed 15% (10% in the case of the Money Market Funds) of the Fund's net assets.

                  The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

REPURCHASE AGREEMENTS

                  Securities held by each Fund (other than the Treasury Money Market Fund) may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund purchases securities from financial institutions such as banks and broker-dealers which the Fund's Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying portfolio securities.

                  The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

                  With respect to the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds, although the securities subject to repurchase agreements may bear maturities exceeding 397 days, the Funds presently intend to enter only into repurchase agreements which terminate within seven days after notice by the Funds. If a Fund were to enter into repurchase agreements which provide for a notice period greater than seven days in the future, the Fund would do so only if such investment, together with other illiquid securities, did not exceed 10% of the Fund's net assets.

REVERSE REPURCHASE AGREEMENTS

                  Each Fund (other than  Treasury  Money  Market Fund) may enter
into  reverse   repurchase   agreements  in  accordance   with  its   investment
restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities, generally rated in one of the three highest ratings categories, consistent with the Fund's investment restrictions having a value at least equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act. A Fund will not engage in reverse repurchase transactions if such transactions, combined with any other borrowings, exceed one-third of the Fund's assets.

LENDING OF PORTFOLIO SECURITIES


                  Each of the Equity Funds and Fixed Income Funds may lend securities to broker-dealers, banks or other institutional borrowers pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal to 102% of the market value (105% of the market value of the international securities loaned) at all times of the securities lent. Such loans will not be made if, as a result, the aggregate value of all outstanding securities loans combined with any other deemed borrowings of a Fund exceed 50% of the value of its total assets. When a Fund lends its portfolio securities, the collateral (i.e. the cash or securities that the Fund is obligated to return) can be included as part of the Fund's total assets in calculating the percentage of the Fund's total assets on loan. Collateral must be valued daily by the Adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. During the time portfolio securities are on loan, the borrower pays the Fund involved any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trust's Board of Trustees.

                  A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on such invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party.

ILLIQUID SECURITIES


                  Each of the Equity Funds, Fixed Income Funds and Tax-Exempt Bond Funds will not invest more than 15% of their respective net assets in securities that are illiquid. The Money Market Funds will not knowingly invest more than 10% of the value of their respective net assets in securities that are illiquid. Illiquid securities would generally include repurchase agreements and GICs with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").


                  Each Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

TAXABLE MONEY MARKET INSTRUMENTS

                  Each of the Tax-Exempt Bond Funds may invest, from time to time, a portion of its assets for temporary defensive or liquidity purposes in short-term money market instruments, the income from which is subject to federal income tax ("Taxable Money Market Instruments"). Taxable Money Market Instruments may include: obligations of the U.S. government and its agencies and instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the highest rating category of S&P, Fitch or Moody's; certificates of deposit; bankers' acceptances; and repurchase agreements with respect to such obligations.

FOREIGN SECURITIES AND CURRENCIES


                  Each of the Equity Funds and Fixed Income Funds (other than the Government Mortgage Fund) may invest in securities issued by foreign issuers either directly or indirectly through investments in ADRs, EDRs or GDRs. The Government Mortgage Fund may invest in ADRs, EDRs and GDRs (see "American, European and Global Depositary Receipts" below). Such securities may or may not be listed on foreign or domestic stock exchanges.


                  Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets, volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S.

                  With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by the Fund may be subject to greater fluctuation in price than securities of domestic companies.

                  With respect to the International Equity Fund, certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with developing economies or developing securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets. Since the International Equity Fund will invest substantially in securities denominated in or quoted in currencies other than the U.S. dollar, changes in currency exchange rates (as well as changes in market values) will affect the value in U.S. dollars of securities held by the Fund. Foreign exchange rates are influenced by trade and investment flows, policy decisions of governments, and investor sentiment about these and other issues. In addition, costs are incurred in connection with conversions between various currencies.


                  Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Slovenia and Spain. In addition, Cyprus, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland and Slovakia, became members of the EMU but will not adopt the euro as their new currency until they can show that their economies have converged with the economies of the euro zone.


                  The European Central Bank has control over each country's monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.


                  The change to the euro as a single  currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of
European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. In May and June 2005, voters in France and the Netherlands rejected ratification of the European Union Constitution causing some other countries to postpone moves toward ratification. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund, particularly the International Equity Fund.


                  The expense ratio of a Fund investing substantially in foreign securities can be expected to be higher than that of funds investing in domestic securities. The costs of investing abroad are generally higher for several reasons, including the cost of investment research, increased costs of custody for foreign securities, higher commissions paid for comparable transactions involving foreign securities, and costs arising from delays in settlements of transactions involving foreign securities.

                  Interest and dividends payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by tax credits or deductions allowed to investors under U.S.
federal income tax provisions, they may reduce the return to a Fund's shareholders.


                  Some of the countries in which the Multi-Factor Small Cap Growth, Small Cap Growth and International Equity Funds may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government approved or authorized investment vehicles, which may include other investment companies. The Fund may also invest in other investment companies that invest in foreign securities. Investing in such vehicles may involve layered fees or expenses and may be subject to limitations under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the Fund does not own more than 3% of the voting stock of any one investment company. As a shareholder, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.


AMERICAN, EUROPEAN AND GLOBAL DEPOSITARY RECEIPTS


                  Each of the Equity Funds and Fixed Income Funds may invest in ADRs, EDRs, GDRs and other similar global instruments. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter markets. ADR prices are denominated in U.S. dollars although the underlying securities may be denominated in a foreign currency. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are receipts structured similarly to EDRs and are marketed globally. GDRs are designed for trading in non-U.S. securities markets. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities, but those that are traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and, therefore, will be subject to a Fund's limitation with respect to illiquid securities.


                  The principal difference between sponsored and unsponsored ADR, EDR and GDR programs is that unsponsored ones are organized independently and without the cooperation of the issuer of the underlying securities. Consequently, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile.

FOREIGN GOVERNMENT OBLIGATIONS


                  Each of the Equity Funds and Fixed Income Funds may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities or instrumentalities. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's (or Sub-Adviser's)
assessment of gross domestic product in relation to aggregate debt, current account surplus or deficit, the trend of the current account, reserves available to defend the currency, and the monetary and fiscal policies of the government. Certain foreign governments may be less capable of meeting repayment obligations on debt on a timely basis than, for example, the United States government.


FOREIGN CURRENCY TRANSACTIONS


                  Each of the Equity Funds and Fixed Income Funds are authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Funds to establish a rate of exchange for a future point in time.

                  When entering into a contract for the purchase or sale of a security, these Funds may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

                  When the Adviser (or Sub-Adviser) anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the obligations held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.


                  Liquid assets, such as cash, U.S. Government securities or other liquid high grade debt obligations equal to the amount of a Fund's assets that could be required to consummate forward contracts will be segregated or `earmarked' with the Trust's custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Funds. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.


EXCHANGE RATE-RELATED SECURITIES


                  Each of the Equity Funds and Fixed Income Funds may invest in debt securities for which the principal due at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is also denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the risks associated with these securities. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.


CONVERTIBLE SECURITIES


                  Each of the Equity Funds and Fixed Income Funds may invest in convertible securities entitling the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. The value of a convertible security may fluctuate in inverse proportion to interest rates. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less market risk than the corporation's common stock. Nonetheless, convertible securities could lose value or become worthless if, for example, the issuer becomes bankrupt. Convertible securities will not normally decrease significantly below their conversion value. The value of the convertibility feature depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

                  In selecting convertible securities, the Adviser (or Sub-Adviser) will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and the ratings of the securities. Since credit rating agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the Adviser (or Sub-Adviser) will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may retain a portfolio security whose rating has been changed if the Adviser (or Sub-Adviser) deems that retention of such security is warranted.

CORPORATE DEBT OBLIGATIONS

                  Each Fund may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

OTHER DEBT SECURITIES

                  Each Fund may also invest in other debt securities which may include: equipment lease and trust certificates; collateralized mortgage obligations; state, municipal and private activity bonds; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; securities of supranational organizations such as the World Bank; participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. government, its agencies or instrumentalities; asset-backed securities such as mortgage backed securities, Certificates of Automobile Receivables
(CARS) and Certificates of Amortizing Revolving Debts (CARDS); private placements; and income participation loans. Some of the securities in which a Fund invests may have warrants or options attached.

                  Appreciation in the value of a debt security may result from an improvement in the credit standing of the issuer of the security or a general decline in the level of interest rates or a combination of both. An increase in the level of interest rates generally reduces the value of the fixed rate debt instruments held by a Fund; conversely, a decline in the level of interest rates generally increases the value of such investments. An increase in the level of interest rates may temporarily reduce the value of the floating rate debt instruments held by a Fund; conversely, a decline in the level of interest rates may temporarily increase the value of those investments.

                  The Intermediate Bond and Limited Maturity Bond Funds invest only in investment grade debt securities which are rated at the time of purchase within the four highest rating categories assigned by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and BBB), or Fitch (AAA, AA, A and BBB), or, if unrated, which are determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. The Balanced Allocation and Bond Funds normally invest substantially all of their assets in investment grade debt securities. The Total Return Advantage Fund normally invests substantially all of its assets in investment grade debt securities but may invest up to 20% of its securities in lower grade securities. See "Ratings Criteria" above.

                  In the event that subsequent to its purchase by the Fund, a rated security ceases to be rated or its rating is reduced below investment grade, the Adviser (or Sub-Adviser) will consider whether the Fund should continue to hold the security.


                  As new fixed income products and securities are developed, the Adviser may invest in those opportunities for the Funds as well.


WARRANTS


                  Each of the Equity Funds may invest in warrants. Warrants enable the owner to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

FUTURES AND RELATED OPTIONS


                  Each of the Equity Funds may invest in stock index futures contracts and options on futures contracts in attempting to hedge against changes in the value of securities that they hold or intend to purchase. Futures contracts may also be based on financial instruments such as stock index option prices. The Balanced Allocation Fund may invest in stock index, interest rate, bond index and foreign currency futures contracts and options on these futures contracts. Each of the Equity Funds may also invest in futures contracts based on the Chicago Board of Exchange Volatility Index ("VIX Futures"). VIX Futures are an index of market sentiment derived from S&P 500 Index option prices, and are designed to reflect investors' consensus view of expected stock market volatility over future periods. The Balanced Allocation, and each of the Fixed Income Funds may invest in interest rate and bond index futures contracts and options on futures contracts in order to offset an expected decrease in the value of their respective portfolios that might otherwise result from a market decline. Each Fixed Income Fund may invest in futures contracts on U.S. Treasury obligations and options on U.S. Treasury futures contracts in order to offset an expected decrease in the value of their respective portfolios that might otherwise result from a market decline or to seek to increase total return.


                  Each of the Equity Funds may invest in stock index futures contracts in attempting to hedge against changes in the value of securities that it holds or intends to purchase or to maintain liquidity. The International Equity Fund may also invest in foreign currency futures contracts and options in anticipation of changes in currency exchange rates. A Fund might sell a futures contract in order to offset an expected decrease in the value of its portfolio that might otherwise result from a market decline. Each of these Funds may invest in the instruments described either to hedge the value of their respective portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, each of these Funds may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.

                  Each of the Fixed Income Funds may invest in the instruments described either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, each Fund may purchase a futures contract in anticipation of purchases of securities. In addition, each Fund may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.

                  Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of an index or the cash value of a stated amount of a foreign currency. When interest rates are rising, futures contracts can offset a decline in value of the securities held by a Fund. When rates are falling or prices of securities are rising, these contracts can secure higher yields for securities a Fund intends to purchase.

                  The Funds and their trustees and officers have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under such Act. In connection with a Fund's position in a futures contract or option thereon, it will create a segregated account of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, or will otherwise cover its position in accordance with applicable requirements of the SEC.

                  CALL AND PUT OPTIONS. The Funds may purchase and sell call and put options on futures contracts traded on an exchange, board of trade or other trading facility. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of a Fund's securities is expected to decline, it might purchase put options or sell call options on futures contracts rather than sell futures contracts.

                  The Funds may write covered call options, buy put options, buy call options and sell or "write" secured put options on a national securities exchange and issued by the Options Clearing Corporation for hedging purposes. Such transactions may be effected on a principal basis with primary reporting dealers in U.S. government securities in an amount not exceeding 5% of a Fund's net assets. Such options may relate to particular securities, stock or bond indices, financial instruments or foreign currencies. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

                  A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to or only at the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

                  A Fund may purchase and sell put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A Fund may also purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a closing sale transaction (a sale by a Fund, prior to the exercise of an option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

                  In addition, each Fund may write covered call and secured put options. A covered call option means that a Fund owns or has the right to acquire the underlying security subject to call at all times during the option period. A secured put option means that a Fund maintains in a segregated account with its custodian cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. Such options will be listed on a national securities exchange and issued by the Options Clearing Corporation and may be effected on a principal basis with primary reporting dealers in the U.S.


                  Each Fund may employ access vehicles such as low exercise price options (which may be known as certificates or notes) in order to gain an exposure to a particular security or markets. Low exercise price options held by a Fund may be cash settled, listed on an exchange and shall be exercisable at any time over the life of the option. In addition, the underlying investment of a low exercise price option shall be one in which a Fund could invest in directly in accordance with its investment objective and policy.


                  In order to close out put or call option positions, a Fund will be required to enter into a "closing purchase transaction" -- the purchase of a put or call option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.

                  The aggregate value of the securities subject to options written by a Fund will not exceed 33-1/3% (20% with respect to the S&P 500 Index
Fund) of the value of its net assets. In order to close out an option position prior to maturity, a Fund may enter into a "closing purchase transaction" by purchasing a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option which it previously wrote.

                  Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of a Fund. For a detailed description of these investments and related risks, see Appendix B attached to this SAI.

         RISK FACTORS ASSOCIATED WITH FUTURES AND RELATED OPTIONS

                  To the extent that a Fund engages in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities in its portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indices, the risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established.

                  Successful use of futures by the Funds also are subject to the Adviser's (or Sub-Adviser's) ability to predict correctly movements in the direction of securities prices, interest rates and other economic factors. For example, if the Funds have hedged against the possibility of a decline in the market adversely affecting the value of securities held in their funds and prices increase instead, the Funds will lose part or all of the benefit of the increased value of securities which they have hedged because they will have offsetting losses in their futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

                  Although the Funds intend to enter into futures contracts and options transactions only if there is an active market for such investments, no assurance can be given that a liquid market will exist for any particular contract or transaction at any particular time. See "Illiquid Securities." Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Funds to substantial losses. If it is not possible, or a Fund determines not, to close a futures position in anticipation of adverse price movements, it will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Fund being hedged, if any, may offset partially or completely losses on the futures contract.

                  The primary risks associated with the use of futures contracts and options are:

                  1. the imperfect correlation between the change in market value of the securities held by a Fund and the price of the futures contract or option;

                  2. possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired;

                  3. losses greater than the amount of the principal invested as initial margin due to unanticipated market movements which are potentially unlimited; and

                  4.  the  Adviser's  (or  Sub-Adviser's)   ability  to  predict
correctly the direction of securities prices, interest rates and other economic factors.

DOLLAR ROLLS

                  The Balanced Allocation Fund, Fixed Income Funds and Tax-Exempt Bond Funds may enter into Dollar Roll Agreements, which are similar to reverse repurchase agreements. Dollar Rolls are transactions in which securities are sold by the Fund for delivery in the current month and the Fund simultaneously contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar Rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to which a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. At the time a Fund enters into a Dollar Roll, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.

SHORT SALES

                  Each Fund may engage in short sales of its securities. Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

                  Each Fund (other than the S&P 500 Index Fund) may only sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short. If a Fund sells securities short against the box, it may protect itself from a loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

                  The S&P 500 Index Fund may also engage in short sales other than short sales against the box. Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the SEC and its staff. The Fund may fulfill the account segregation requirements by having the Fund's custodian identify assets on its records as being held to cover short positions rather than maintaining a segregated account.

ASSET-BACKED SECURITIES

                  The Balanced Allocation Fund, the Fixed Income Funds and, to the extent permitted by Rule 2a-7 under the 1940 Act and as is consistent with their investment objective and policies, the Money Market Funds may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the  securities,  net  of any  fees  paid  to the  issuer  or  guarantor  of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Asset-backed securities acquired by a Fund may include collateralized mortgage obligations ("CMOs") issued by private companies.

                  In general, the collateral supporting non-mortgage, asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities.

                  Each of these Funds may purchase securities that are secured or backed by mortgages and are issued by entities such as GNMA, FNMA, Freddie Mac, or private mortgage conduits. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. Except for private mortgage conduits, these securities represent ownership in a pool of federally insured mortgage loans. The yield and average life characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (I.E., loans) generally may be prepaid at any time. As a result, if a mortgage-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce the expected yield to maturity and average life, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and average life. Conversely, if a mortgage-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, the expected yield to maturity and average life. There can be no assurance that a Fund's estimation of the duration of mortgage-backed securities it holds will be accurate or that the duration of such instruments will always remain within the maximum target duration. In calculating the average weighted maturity of the Funds, the maturity of mortgage-backed securities will be based on estimates of average life.

                  Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities generally will decline; however, when interest rates decline, the value of mortgage-backed securities may not increase as much as that of other similar duration fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

                  These characteristics may result in a higher level of price volatility for these assets under certain market conditions. In addition, while the market for mortgage-backed securities is ordinarily quite liquid, in times of financial stress the market for these securities can become restricted.

                  There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a publicly-held company owned by its shareholders that was created by an act of Congress. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). Freddie Mac is a publicly-held company owned by its shareholders that was created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any FHLBs and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

                  From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of FNMA and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted.

                  Privately issued mortgage-backed securities will carry an investment grade rating at the time of purchase by S&P or by Moody's or, if unrated, will be in the Adviser's opinion equivalent in credit quality to such rating. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

                  CMOs may be issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises, including FNMA and Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs.

                  Each class of a CMO, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date.

                  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of the CMO in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final scheduled distribution date have been paid in full.

                  Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

                  Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

COLLATERALIZED DEBT OBLIGATIONS

                  The High Yield Bond Fund may invest in collateralized bond obligations ("CBOs"), which are structured products backed by a diversified pool of high yield public or private fixed income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

                  The Fund also may invest in collateralized loan obligations ("CLOs"), which are trusts typically consisting of loans made to issuers (both U.S. and foreign). A CLO consists of a portfolio of many underlying loans where the cash flows from the securitization are derived from this portfolio of loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.


SWAP AGREEMENTS AND OPTIONS ON SWAP AGREEMENTS

                  The Balanced Allocation Fund, Fixed Income Funds, Tax-Exempt Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fundmay enter into swap agreements for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall strategies. These Funds may enter into swap agreements with respect to interest rates, commodities, and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. A Fund may also enter into options on swap agreements for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will typically use interest rate total return and credit default swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its investments. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or the total return of a predefined "index," such as an exchange of fixed rate payments for floating rate payments or an exchange of a floating rate payment for the total return on an index.


                  The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. A Fund will not enter into any interest rate swap unless the unsecured commercial paper, senior debt, or claims paying ability of the other party is rated, with respect to the Bond, Government Mortgage, Intermediate Bond, Limited Maturity Bond and Total Return Advantage Funds, either "A" or "A-1" or better by S&P or Fitch, or "A" or "P-1" or better by Moody's or is otherwise deemed equally creditworthy by the Adviser.


                  The "buyer" in a credit default contract is obligated to pay the "seller" a periodic, stream of payments over the term of the contract provided no event of default by a selected entity (or entities) has occurred. In the event of default, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to risks such as but not limited to illiquidity risk, counterparty risk and credit risks.

                  Most swap agreements are entered into on a net basis, (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and their Adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian.


                  If there is a default by the other party to a swap transaction, the Fund involved will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.


                  A Fund also may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund (except for the Money Market Fund) may write (sell) and purchase put and call swap options.

                  Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.


ZERO COUPON OBLIGATIONS

                  The Balanced Allocation Fund, Fixed Income Funds and Tax-Exempt Bond Funds may invest in zero coupon obligations. Each other Fund may also invest in zero coupon obligations for temporary purposes. See "Money Market Instruments" below. Zero coupon obligations are discount debt obligations that do not make periodic interest payments although income is generally imputed to the holder on a current basis. Such obligations may have higher price volatility than those which require the payment of interest periodically. The Adviser (or Sub-Adviser) will consider the liquidity needs of the Fund when any investment in zero coupon obligations is made.

INCOME PARTICIPATION LOANS

                  The Balanced Allocation, High Yield Bond, Intermediate Bond, Limited Maturity Bond, Total Return Advantage and Ultra Short Bond Funds may make or acquire participations in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured. Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

                  Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require repayment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless the Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Board of Trustees of the Trust will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

CERTIFICATES OF PARTICIPATION

                  The Tax-Exempt Bond Funds may purchase Municipal Securities in the form of "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The municipal leases underlying the certificates of participation in which the Funds invest will be subject to the same quality rating standards applicable to Municipal Securities. Certificates of participation may be purchased from a bank, broker-dealer or other financial institution. The lease payments and other rights under the lease provide for and secure the payments on the certificates.

                  Lease obligations may be limited by law, municipal charter or the duration or nature of the appropriation for the lease and may be subject to periodic appropriation. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default; in such event, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In addition, certificates of participation are less liquid than other bonds because there is a limited secondary trading market for such obligations.

WHEN-ISSUED SECURITIES


                  Each Fund may purchase  securities  on a  "when-issued"  basis
(i.e., for delivery beyond the normal settlement date at a stated price and yield). In when-issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be attractive. One form of when-issued or delayed delivery security that a Fund may purchase is a "to be announced" (TBA) mortgage-backed security. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.


                  When a Fund agrees to purchase when-issued securities, the custodian segregates cash or liquid portfolio securities equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment, marked to market daily. It is likely that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceed 25% of the value of its total assets.

                  When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. A Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.

MONEY MARKET INSTRUMENTS

                  Each Fund may invest in various short-term obligations such as domestic and foreign commercial paper, bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, U.S. government securities, repurchase agreements, reverse repurchase agreements and GICs. Each Fund (other than the Money Market Funds) may hold temporary cash balances pending investment in such instruments or may invest up to 100% of its assets in such instruments for temporary defensive purposes. Each Money Market Fund may invest in money market instruments in accordance with Rule 2a-7 under the 1940 Act and as is consistent with its investment objectives and policies.

                  Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar-denominated bankers' acceptances, certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. These bank obligations are not issued by the Federal Deposit Insurance Corporation. The Funds may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of their total assets. Investment in non-negotiable time deposits is limited to no more than 5% of a Fund's total assets at the time of purchase.

                  Investments in commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) must be rated at the time of purchase "A-2" or better by S&P, "Prime-2" or better by Moody's, "F2" or better by Fitch or, if not rated, determined by the Adviser (or Sub-Adviser) to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Investments may also include corporate notes. In addition, each Fund may invest in Canadian Commercial Paper which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. Each Fund may acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

                  Investments in the obligations of foreign branches of U.S. banks, foreign banks and other foreign issuers may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. A Fund will invest in the obligations of foreign banks or foreign branches of U.S. banks only when the Adviser (or Sub-Adviser) believes that the credit risk with respect to the instrument is minimal, except that the International Equity Fund will not be subject to this limitation so long as such investments are otherwise consistent with its investment objective and policies.

GOVERNMENT SECURITIES

                  The  Treasury  Money  Market  Fund may only  invest  in direct obligations of the U.S. Treasury and investment companies that invest only in such obligations. Each other Fund may invest in U.S. government agency obligations, examples of which include the obligations of FHLBs, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Freddie Mac, and Federal Intermediate Credit Banks and Maritime Administration. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the GNMA. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of Freddie Mac, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Some of these investments may be variable or floating rate instruments. See "Variable and Floating Rate Instruments." The Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, Tax Exempt Money Market, Money Market and Government Money Market Funds will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

U.S. TREASURY OBLIGATIONS AND RECEIPTS

                  Each Fund may invest in U.S. Treasury obligations consisting of bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS (Separately Traded Registered Interest and Principal Securities).

                  The Funds may invest in separately traded interest and principal component parts of the U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), Liquid Yield Option Notes (LYONs), and Certificates of Accrual on Treasury Securities
(CATS). TIGRs, LYONs and CATS are interests in private proprietary accounts while TR's are interests in accounts sponsored by the U.S. Treasury. The private proprietary accounts underlying TIGRs, LYONs and CATS are not government guaranteed.

                  Securities denominated as TRs, TIGRs, LYONs and CATS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

STAND-BY COMMITMENTS

                  The Tax-Exempt Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, and Tax Exempt Money Market Fund may acquire stand-by commitments. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified Municipal Securities at a specified price. Stand-by commitments acquired by a Fund must be of high quality as determined by any Rating Agency, or, if not rated, must be of comparable quality as determined by the Adviser. A Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

EURODOLLAR AND YANKEE OBLIGATIONS

                  Each of the Fixed Income Funds and the Money Market Fund may invest in Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

                  Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

DERIVATIVE INSTRUMENTS


                  Each of the Equity Funds Fixed Income Funds and Money Market Funds may, to the extent permitted by their investment objectives and policies, purchase certain "derivative" instruments for hedging and non-hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies. Derivative instruments are instruments that derive value from the performance of underlying securities, interest or currency exchange rates, or indices, and include (but are not limited to) futures contracts, options, forward currency contracts and structured debt obligations (including CMOs, various floating rate instruments and other types of securities).


                  Like all investments, derivative instruments involve several basic types of risks which must be managed in order to meet investment objectives. The specific risks presented by derivatives include, to varying degrees, market risk in the form of underperformance of the underlying securities, exchange rates or indices; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the securities, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying securities, rates or indices on which it is based; extension risk that the expected duration of an instrument may increase or decrease; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise.

                  The Funds listed above might not employ any derivative strategies, and no assurance can be given that any strategy used will succeed. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data is lacking regarding their actual performance over complete market cycles. To the extent a Fund invests in derivative instruments for non-hedging purposes (i.e., to seek to increase total return), such practice is considered to be speculative and presents an even greater risk of loss.


TAX-EXEMPT DERIVATIVES AND OTHER MUNICIPAL SECURITIES


                  The Tax-Exempt Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund may invest in tax-exempt derivative securities relating to Municipal Securities, including tender option bonds, participations, beneficial interests in trusts and partnership interests. (See generally "Derivative Instruments" above.) A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate, that has been coupled with the agreement of a third party which grants the security holder the option, at periodic intervals, to tender the municipal obligation to the third party and receive the face value thereof. The Funds listed directly above may also enter into interest rate swaps for hedging purposes and not for speculation. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or the total return of a predefined "index," such as an exchange of fixed rate payments for floating rate payments or an exchange of a floating rate payment for the total return on an index. These Funds may invest in interest rate and bond index futures contracts and options on futures contracts in order to offset an expected decrease in the value of their respective portfolios that might otherwise result from a market decline.


                  Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by a Fund from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Funds and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Securities, the creation of any tax-exempt derivative securities, or the bases for such opinions.

SECURITIES OF OTHER INVESTMENT COMPANIES


                  Subject to 1940 Act limitations and pursuant to applicable SEC requirements, each Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their NAV per share based on the amortized cost or penny-rounding method, i.e., money market funds.

                  The Equity Funds and Fixed Income Funds may invest in SPDRs, iShares Trust ("iShares") and similar index tracking stocks as is consistent with their investment objectives and policies. The SPDR Trust, DIAMONDS Trust and MidCap SPDR Trust are unit investment trusts that hold shares of companies in certain indices and seek to provide investment results that closely track, respectively, the S&P 500 Index, DJIA and S&P MidCap 400 Index. PDR Services LLC is the sponsor of each trust. Other index tracking stocks are structured similarly to SPDRs but track the price performance and dividend yield of different indices. iShares is a family of approximately 90 different exchange-traded index funds that seek to provide investment results that correspond generally to the performance of specified market indices and that are listed on various exchanges. Barclays Global Fund Advisors serves as investment adviser to the iShares Funds. SPDRs, iShares and other index tracking stocks can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. For example, stocks that track an index comprised of Nasdaq traded stocks, or stocks that track an index comprised of stocks of foreign companies (such as iShares which are described below), may be expected to fluctuate in value more widely than the SPDRs (which track the S&P 500 Index) or stocks that track other less volatile indices. Index tracking stocks are traded similarly to stocks of individual companies. Although an index tracking stock is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance because of trust expenses and other factors. The SPDR Trust and trusts underlying other index tracking stocks are structured to be regulated investment companies and may make distributions to a Fund that may not be characterized entirely as ordinary income for tax purposes. Such distributions will be passed through to Fund investors in the character as received by the Fund. Because investments in SPDRs and other index tracking stocks represent interests in unit investment trusts, such investments are subject to the 1940 Act's limitations on investments in other investment companies.

                  In addition, to the extent consistent with its policy regarding investments in foreign securities, each of the Equity Funds, and Fixed Income Funds (other than the Government Mortgage Fund) may purchase shares of investment companies investing primarily in foreign securities, including "country funds" which have portfolios consisting exclusively of securities of issuers located in one foreign country, and may also purchase iShares issued by iShares, Inc. and similar securities of other issuers. "Country funds" may be either open-end or closed-end investment companies. In the event substantial market or other disruptions affecting iShares or other country funds should occur, the liquidity and value of a Fund's shares could also be substantially and adversely affected, and the Fund's performance could be impaired. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares or other country funds as part of its investment strategy.


                  As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by a Fund and, therefore, will be borne indirectly by its shareholders.


                  Each Fund currently intends to limit its investments in securities issued by other investment companies (except iShares, SPDRs and the related exchange-traded funds governed by the SEC order referenced below) so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole; and (iv) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Funds and other investment companies advised by the Adviser. iShares and SPDRs have each obtained an order from the SEC that permits other SEC registered funds to acquire iShares and SPDRs beyond the limitations set forth in the 1940 Act if certain conditions are met. The Tax-Exempt Bond Funds and Money Market Funds will not invest in exchange-traded funds beyond the limits permitted by the 1940 Act.


                  Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by the Trust and the Allegiant Advantage Fund, a separate investment company affiliated with the Trust.

MUNICIPAL SECURITIES

                  The Tax-Exempt Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund may invest in Municipal Securities. The two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. Municipal
Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, and the extension of loans to public institutions and facilities.

                  Municipal Securities that are payable only from the revenues derived from a particular facility may be adversely affected by federal or state laws, regulations or court decisions which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws, decisions and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Municipal Securities, the payment of interest and principal on which is insured in whole or in part by a governmentally created fund, may be adversely affected by laws or regulations which restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such Municipal Securities. Similarly, the payment of interest and principal on Municipal Securities may be adversely affected by respective state laws which limit the availability of remedies or the scope of remedies available in the event of a default on such Municipal Securities. Because of the diverse nature of such laws and regulations and the impossibility of either predicting in which specific Municipal Securities the Funds will invest from time to time or predicting the nature or extent of future judicial interpretations or changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws, regulations and judicial interpretations on the securities in which the Funds may invest and, therefore, on the shares of the Fund.

                  There are, of course, variations in the quality of Municipal Securities both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including the financial condition of the issuer, the general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Rating Agencies represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Adviser will consider such an event in determining whether the Funds should continue to hold the obligation.

                  The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest or the principal of its Municipal
Securities  may  be  materially   adversely  affected  by  litigation  or  other
conditions.

                  Certain Municipal Securities held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer or original purchaser of the Municipal Securities at the time of their original issuance. In the event that the issuer defaults on interest or principal payments, the insurer of the obligation is required to make payment to the bondholders upon proper notification. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

                  Municipal notes in which the Funds may invest include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital or capital facilities needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

                  The Funds invest in Municipal Securities which at the time of purchase are rated in one of the four highest rating categories by a Rating
Agency for bonds and in one of the two highest rating categories by a Rating Agency for money market securities.

                  Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Trust's Board of Trustees. If the rating of an obligation held by a Fund is reduced below its rating requirements, the Fund will sell the obligation when the Adviser believes that it is in the best interests of the Fund to do so. The applicable ratings are more fully described in Appendix A.

                  Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal and state income taxes are rendered by qualified legal counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

                  SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN MICHIGAN MUNICIPAL SECURITIES. The following information is drawn from various Michigan governmental publications and from other publicly available sources relating to securities of the State and its political subdivisions. While the Trust has not independently verified such information, it has no reason to believe that it is not correct in all material respects.

         The Michigan economy continues to underperform substantially that of the nation as a whole. The State's dependence on manufacturing particularly the manufacturing of automobiles and automobile parts, in the context of reduced market share for Michigan-based companies, has led to the loss of approximately 325,000 jobs in the State in the period 2000-2006. This has had a significant adverse impact on the revenue of the State and its political subdivisions. As of mid-2007, the unemployment rate in Michigan was an estimated 7.2%. In calendar 2006, however, overall personal income in Michigan is estimated to have increased by 3.5% on a year-to-year basis.

                  The overall decline in the economy, exacerbated by Michigan's dependence upon manufacturing, and particularly automobile manufacturing, had the effect of requiring the State to make significant adjustments in expenditures and to seek additional revenue sources. This process continued throughout the period 2001 through mid-2007. Among other means of supporting expenditures for State programs, the State's Counter-Cyclical Budget and Economic Stabilization Fund, a reserve fund designed for times of economic decline, which exceeded $1.2 billion as of September 30, 2000, has been substantially expended. To the degree that the Michigan Intermediate Municipal Bond Fund contains private activity bonds or other "revenue" securities, the decline in economic conditions, as a separate matter, may adversely affect the capacity of users of the facilities constructed or acquired through the proceeds of such bonds to make periodic payments for the use of those facilities.


                  The Michigan Constitution restricts the extent to which the State may expend in any one year funds in excess of the revenue for that year. In addition, the Constitution limits the amount of total State revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or the average of the three prior calendar years whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year State governmental revenues to total calendar year 1977 State personal income (which was 9.49%). The State may raise taxes in excess of the limit for emergencies through action by the Governor and two-thirds of the members of each house of the Legislature.

                  The Michigan Constitution also provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. If such spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the following fiscal year; which means the year following the determinations of the shortfall. The State now calculates the required percentage of spending paid to local government units to be 48.97%.


                  The State has issued and has  outstanding  general  obligation full faith and credit bonds for Water Resources, Environmental Protection Program, Recreation Program and School Loan Purposes. As of September 30, 2005, the State had approximately $1.8 billion of general obligation bonds outstanding. The State Constitution provides that the State may borrow money and issue its obligations for repayment if such measure is adopted by two-thirds of the members of each house of the Legislature, and approved by a majority of the electorate. However, the State may issue notes or bonds without voter approval for the purposes of making loans to school districts. The proceeds of such notes or bonds are deposited in the School Bond Loan Fund maintained by the State Treasurer and used to make loans to school districts for payment of debt on qualified general obligation bonds issued by local school districts.


                  The State is party to various legal proceedings seeking damages or injunctive or other relief. Certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances.

                  The State Constitution also limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

                  In 1994, Michigan voters approved a comprehensive property tax and school finance reform measure commonly known as Proposal A. Under Proposal A, as approved and implemented, effective May 1, 1994 the State's sales and use tax increased from 4% to 6%, the State's income tax decreased from 4.6% to 4.4% (later reduced to 3.9%), and other new or increased taxes were imposed, including those on tobacco products and real estate transfers. In addition, beginning in 1994, a new State property tax of 6 mills began to be imposed on all real and personal property subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on non-homestead property and non-qualified agricultural property.


                  Other constitutional and statutory provisions implementing Proposal A regulate the ability of local school districts to levy taxes, and limit assessment increases for each parcel of property for all property tax purposes, beginning in 1995. Such increases are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value.


                  The net effect of Proposal A has been to shift significant portions of the costs of local school operations from local school districts to the State and to raise additional State revenues to fund those additional State expenses. However, these additional revenues are included within the State's constitutional revenue limitations and thus impact the State's ability to increase revenue for all State purposes. Additional revenue sources and expenditure reductions are the subject of continuing discussion between the Governor and the Legislature.

                  Making these discussions more difficult and making more complex the challenge of balancing State revenue and expenditures is the fact that in mid-2006 the State repealed Michigan's single business tax, the repeal to become effective at calendar year end 2007, thus requiring enactment of measures providing for replacement of the revenue arising from that tax. In July 2007, the Legislature enacted, and the Governor approved, a business tax statute in replacement of the Michigan single business tax statute. This new tax enactment provides for a combined gross receipts and net income tax, and is effective January 1, 2008 with respect to business conducted on and after that date. While complex, it is believed to have the capacity to produce revenues generally comparable to those produced by its predecessor.

                  However, this will still leave the State with a projected deficit for the fiscal year beginning October 1, 2007 in the range of $1.5 billion to $1.8 billion in the absence of imposition of new taxes or radical reduction in projected expenditures. This is the reason for the continuing discussion between the Governor and the Legislature.

                  SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN OHIO MUNICIPAL SECURITIES. As described above, each of the Allegiant Ohio Intermediate Tax Exempt Bond and Allegiant Ohio Municipal Money Market Funds will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). Each Ohio Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

         Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

         There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.


         Much of this information is as of September 25, 2007, particularly debt figures and other statistics.

         Ohio is the seventh most populous state. The Census count for 2000 was 11,353,100, up from 10,847,100 in 1990.

         While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and machinery, including electrical machinery. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness.

         In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%), lower in 2001 (4.4% vs. 4.7%) and in 2002 (5.7% vs. 5.8%) and higher in
2003 (6.2% vs. 6.0%),  in 2004 (6.1% vs. 5.5%) and in 2005 (5.9% vs.  5.1%).  In
May 2007, the State unemployment rate was higher than the national rate (5.7% vs. 4.5%). The unemployment rate and its effects vary among geographic areas of the State.

         There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

         The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is effectively precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.


         The GRF ending fund balance for Fiscal Year 2007 was $215,534,000.


         Recent biennium ending GRF balances were:

     ------------------------- -------------------------- ------------------------- ----------------------------
                                         CASH                       FUND                 FUND BALANCE LESS
             BIENNIUM                   BALANCE                  BALANCE(A)           DESIGNATED TRANSFERS(B)
     ========================= ========================== ========================= ============================

             1996-97                  $1,367,750,000             $834,933,000                $149,033,000

    ------------------------- -------------------------- ------------------------- ----------------------------
             1998-99                   1,512,528,000              976,778,000                 221,519,000
     ------------------------- -------------------------- ------------------------- ----------------------------
             2000-01                     817,069,000              219,414,000                 206,310,000
     ------------------------- -------------------------- ------------------------- ----------------------------
             2002-03                     396,539,000               52,338,000                  52,338,000
     ------------------------- -------------------------- ------------------------- ----------------------------
             2004-05                   1,209,200,000              682,632,000                 127,800,000
     ------------------------- -------------------------- ------------------------- ----------------------------

             2006-07                   1,432,925,000              215,534,000                 215,534,000
     ------------------------- -------------------------- ------------------------- ----------------------------

(a) Reflects the ending cash balance less amounts encumbered to cover financial commitments made prior to the end of the fiscal year.


(b) Reflects the ending fund balance less amounts designated for transfer to other funds, including the BSF.

         Actions have been and may be taken by the State during less favorable economic periods to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

         The appropriations acts for the 2006-07 biennium include all necessary appropriations for debt service on State obligations and for lease payments relating to lease rental obligations issued by the Ohio Building Authority and the Treasurer of State, and previously by the Ohio Public Facilities Commission.

         The  following is a selective  general  discussion  of State  finances,
particularly  GRF  receipts  and  expenditures,   for  recent  and  the  current
bienniums.


         1996-97. From a higher than forecasted mid-biennium GRF fund balance, $100,000,000 was transferred for elementary and secondary school computer network purposes and $30,000,000 to a new State transportation infrastructure fund. Approximately $400,800,000 served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending fund balance, $250,000,000 was directed to school buildings, $94,400,000 to the school computer network, $44,200,000 to school textbooks and instructional materials and a distance learning program, $34,400,000 to the BSF, and $262,900,000 to the State Income Tax Reduction Fund (ITRF).

         1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701,400,000 was transferred to the ITRF, $200,000,000 into public school assistance programs, and $44,184,200 into the BSF. Of the GRF biennium-ending fund balance, $325,700,000 was transferred to school building assistance, $293,185,000 to the ITRF, $85,400,000 to SchoolNet (a program to supply computers for classrooms), $4,600,000 to interactive video distance learning, and $46,374,000 to the BSF.

         2000-01. The State's financial situation varied substantially in the 2000-01 biennium. The first Fiscal Year of the biennium ended with a GRF cash balance of $1,506,211,000 and a fund balance of $855,845,000. A transfer of $49,200,000 from that balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding Fiscal Year). An additional $610,400,000 was transferred to the ITRF.

         In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645,300,000 to address shortfalls in its Medicaid and disability assistance programs. The State's share of this additional funding was $247,600,000, with $125,000,000 coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 applying a 1 to 2% cut to most State departments and agencies. Expressly excluded from the reductions were debt service and lease rental payments relating to State obligations, and elementary and secondary education.

         In March 2001, new lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions noted above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The State ended Fiscal Year 2001 with a GRF fund balance of $219,414,000, making that transfer unnecessary.

         2002-03. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout Fiscal Years 2002-03, primarily as a result of continuing weak economic conditions. Budgetary pressures during this period were primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources.

         Consideration came in four general time frames - the June 2001 biennial appropriation act, late fall/early winter 2001, late spring and summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.


         The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations. That original appropriations act also provided for transfers to the GRF of $160,000,000 from the BSF and $100,000,000 from the Family Services Stabilization Fund aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on then current estimates and projections.

         The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates and projected GRF revenue shortfalls of $709,000,000 for Fiscal Year 2002 and $763,000,000 for Fiscal Year 2003.
Executive and legislative actions taken to address those shortfalls included:

     o Spending reductions and limits on hiring and major purchases. Governor ordered spending reductions were at the annual rate of 6% for most State agencies, with lesser reductions for correctional and other institutional agencies, and with exemptions for debt service related payments, primary and secondary education and the adjutant general.

     o December 2001 legislation, the more significant aspects of which included authorizing the additional transfer of up to $248,000,000 from BSF to the GRF during the current biennium thereby reducing the BSF balance to an estimated $607,000,000; reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in Fiscal Year 2002 and 2003; and authorizing Ohio's participation in a multi-state lottery game estimated to generate $40,000,000 annually beginning in Fiscal Year 2003.




         Continuing weak economic conditions and lower than anticipated personal income and corporate franchise tax receipts then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall with GRF estimated shortfalls of approximately $763,000,000 in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken to ensure positive GRF fund balances for Fiscal Year 2002 and the biennium. In addition to further appropriation reductions for certain departments and other management steps, those actions included legislation providing for: additional transfers to the GRS of the then remaining BSF balance ($607,000,000) as needed in Fiscal Years 2002 and 2003, and of $50,800,000 of unclaimed funds; a $50,000,000 reduction in the Fiscal Year 2002 ending GFR balance to $100,000,000; increased cigarette tax by 31(cent) per pack (to a total of 55(cent) per pack) estimated by OBM to produce approximately
$283,000,000  in  Fiscal  Year  2003;   additional   transfers  to  the  GRF  of
$345,000,000 from tobacco settlement moneys received in Fiscal Years 2002 and 2003 previously earmarked for construction of elementary and secondary school facilities and replacing the moneys for that in additionally authorized general obligations bonds; and extension of the State income tax to Ohio-based trusts and "decoupling" certain Ohio business taxes from federal tax law economic stimulus changes affecting business equipment depreciation schedules to produce approximately $283,000,000 in Fiscal Year 2003.

         Fiscal  Year 2002 ended with  positive  GRF  balances  of  $108,306,000
(fund) and $619,217,000 (cash) based on the remedial steps described above, including transfers of $289,600,000 from tobacco settlement moneys and $534,300,000 from the BSF (leaving Fiscal Year 2002 ending BSF balance $427,904,000, with that entire balance appropriated for GRF use if needed in Fiscal Year 2003).

         On July 1, 2002, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for Fiscal Year 2003 reflecting prior budget balancing discussions with the General Assembly. Excluded from those department and agency cutbacks ranging up to 15% were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were debt service and lease rental payments relating to State obligations, and ad valorem property tax relief payments (made to local taxing entities).

         Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending, OBM in late January 2003 announced an additional Fiscal Year 2003 GRF shortfall of $720,000,000. The Governor ordered immediate additional reductions in spending intended to generate an estimated $121,600,000 of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations).

         The Governor also proposed for the General Assembly's enactment by March 1, 2003, the following additional revenue enhancements, transfers and expenditure reductions for Fiscal Year 2003 to achieve a positive GRF fund balance at June 30, 2003 as then estimated by OBM: an additional 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30,000,000 savings; transfers of $56,400,000 to the GRF from unclaimed funds and various rotary funds and a one-month acceleration in sales tax collections by vendors filing electronically, to produce $286,000,000.




         To offset the General Assembly's enactment of legislation that did not include proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of Fiscal Year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

         Based on the Administration's continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised Fiscal Year 2003 revenues downward by an additional $200,000,000 from OBM's January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May
31. The Governor and OBM addressed this additional Fiscal Year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193,030,000 of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.

         The State ended the 2002-03 biennium with a GRF fund and cash balances of $52,338,000 and $396,539,000, respectively, and a balance in the BSF of $180,705,000.

         Additional appropriations actions during the 2002-2003 biennium, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in Fiscal Years 2002 and 2003 to essentially the equivalent monthly payment amounts in Fiscal Years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior Fiscal Year amounts or the amount that would have been distributed under the standard formula.

         2004-05. The GRF appropriations act for the 2004-05 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor in June 2003. The Act provided for total GRF biennial revenue of approximately $48.95 billion and total GRF biennial expenditures of approximately $48.79 billion. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease-rental payments related to State obligations.

         Among other expenditure controls, the Act included Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in Fiscal Year 2004 and limited one-time increases in Fiscal Year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in Fiscal Year 2003 or the amount that would have been distributed under the standard formula.

         The GRF expenditure authorizations for the 2004-05 biennium reflected and were supported by revenue enhancement actions contained in the Act including:

     o A one-cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year.

     o Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately
          $69,000,000 annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $21,000,000 annually, is subject to an ongoing legal challenge.)

     o    Moving local  telephone  companies from the public utility tax base to
          the  corporate   franchise   and  sales  tax,   projected  to  produce
          approximately $29,000,000 annually.

     o Elimination of the sales tax exemption for WATS and 800 telecom servics coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64,000,000 annually.

     o Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35,000,000 annually.

         The Act also authorized and OBM on June 30, 2004 transferred $234,700,000 of proceeds received from the national tobacco settlement into the GRF. In addition, the Act authorized the draw down during the biennium of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003. OBM drew down $211,600,000 and $316,800,000 of those federal monies in Fiscal Years 2004 and 2005, respectively.

         Based on regular monitoring of revenues and expenditures, OBM in March 2004 announced revised GRF revenue projections for Fiscal Years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247,100,000 (1.02%) for Fiscal Year 2004 and by $372,700,000 (1.48%) for Fiscal Year 2005, the Governor ordered Fiscal Year 2004 expenditure reductions of approximately $100,000,000. On July 1, the Governor ordered additional Fiscal Year 2005 expenditure cuts of approximately $118,000,000 and a reduction of $50,000,000 in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Expressly excluded from those reductions were debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. The balance of those revenue reductions were offset by GRF expenditure lapses and, for Fiscal Year 2005, elimination of an anticipated $100,000,000 year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance.

         The State ended Fiscal Year 2004 with a GRF fund balance of $157,509,000. Improving economic conditions had a positive effect on revenue in Fiscal Year 2005. With GRF revenue receipts modestly outperforming estimates for much of the Fiscal Year, OBM in June 2005 increased its GRF revenue estimates by $470,700,000. Final Fiscal Year 2005 GRF revenue came in $67,400,000 above that revised estimate. With Fiscal Year 2005 spending close to original estimates, the State made the following Fiscal Year-end allocations and transfers:
$60,000,000 to address a prior-year liability in the Temporary Assistance to Needy Families program; $40,000,000 to a disaster services contingency fund; $50,000,000 to the State's share of the school facilities construction program; and $394,200,000 to the BSF. After these and certain smaller transfers, the State ended Fiscal Year 2005 and the biennium with a GRF fund balance of $127,800,000 and a BSF balance of $574,205,000.


         2006-07. Consistent with State law, the Governor's Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005. That Act provided for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over the 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increase over the 2004-05 biennial expenditures). Spending increases for major program categories over the 2004-05 actual expenditures were: 5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

         The GRF expenditure authorizations for the 2006-07 biennium reflected and were supported by a significant restructuring of major State taxes, including:


     o A 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years.

     o Phased elimination of the State corporate franchise tax at a rate of approximately 20% per year over the 2006 through 2010 tax years (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions).

     o Implementation of a new commercial activity tax (CAT) on gross receipts from doing business in Ohio that is being phased in over the 2006 through 2010 tax years. When fully phased in, the CAT will be levied at a rate of 0.26% on gross receipts in excess of $1,000,000. (The inclusion of wholesale and retail food sales for off-premise consumption, projected to produce approximately $140,000,000 annually once the CAT is fully-phased in, is subject to a legal challenge).

     o A 5.5% State sales and use tax (decreased from the 6.0% rate for the 2004-05 biennium).

     o An increase in the cigarette tax from $0.55 per pack (of 20 cigarettes) to $1.25 per pack.

         The then Governor signed into law on June 5, 2006 legislation enacted by the General Assembly imposing a limitation on most GRF appropriations commencing with the 2008-09 biennium. This statutory limitation initially uses Fiscal Year 2007 GRF appropriations as a baseline and then applies an annual growth factor of the greater of 3.5% or the sum of the inflation rates and rate of State population change. Every fourth fiscal year thereafter becomes a new base year. GRF appropriations for State debt service payments are expressly excepted from this statutory limitation. This legislation was enacted as an alternative to a proposed "tax and expenditure limitation" (TEL) amendment to the Ohio Constitution that was withdrawn from the November 2006 general election ballot.

         The State ended Fiscal Year 2006 with a GRF cash balance of $1,528,812,000 and a GRF fund balance of $1,025,967,000. Of that ending GFR fund balance, the State carried forward $631,933,000 to cover the expected and planned for variance of Fiscal Year 2007 GFR appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain 0.5% of Fiscal Year 2007 GFR revenue as an ending fund balance. The remaining $394,034,000 was deposited into the BSF increasing its balance to $1,012,289,000 (which includes $40,045,000 in receipts collected from a broad tax amnesty initiative and deposited in June 2006). The State ended Fiscal Year 2007 with a GRF cash balance of $1,432,925,000 and a GRF fund balance of $215,534,000.

         CURRENT BIENNIUM. Consistent with State law, the Governor's Executive Budget for the 2008-09 biennium was released in March 2007 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2007. Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, that Act provides for total GRF biennial revenue of approximately $53.5 billion (a 3.9% increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1% increase over the 2006-07 biennial expenditures). Spending increases for major program categories over the 2006-07 actual expenditures are: 2.2% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 13.2% for higher education; 5.25% for elementary and secondary education; 4.92% for corrections and youth services; and 4.7% for mental health and mental retardation. The Executive Budget and the GRF appropriations Act complied with the law discussed above under 2006-07 limiting appropriations for the 2008-09 biennium and all of the Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

         The GRF expenditure authorizations for the 2008-09 biennium reflected and were supported by tax law changes contained in the Act, including:

     o Restructure nonresident tax exemption for Ohio motor vehicle purchases projected to produce approximately $54.0 million over the biennium.
     o Restored local government fund support by committing a set percent of all tax revenues deposited into the GRF. Local governments will receive 3.7% of total GRF tax revenues annually and local libraries will receive 2.22% of total GRF tax revenues annually.
     o Eliminate the $300 per month cigarette and tobacco product importation exemption projected to produce approximately $25.0 million annually.

         The GRF appropriations Act also created the Buckeye Tobacco Settlement Financing Authority to securitize of tobacco settlement receipts payable to the State under the November 1998 national tobacco settlement. The Authority is a body both corporate and politic created for the sole purpose of purchasing and receiving any assignment of the tobacco settlement receipts and issuing obligations to fund that purchase. The Authority is authorized to issue up to $6 billion of obligations ($5.5 billion is currently contemplated) to fund capital expenditures for higher education and common school purposes for the next three to five years. Those obligations will be payable solely from tobacco receipts and will replace general obligation bond financing otherwise scheduled to be issued over the next three years to fund those capital expenditures. The resulting debt service savings to the GRF from avoiding the issuance of general obligation bonds is to be applied to funding the homestead exemption property tax relief program in the Act. The Act reprograms all prior General Assembly allocations of those anticipated tobacco receipts to support the payment of debt service on the Authority's obligations. The State had previously enacted legislation allocating all of its anticipated share of those receipts through Fiscal year 2012 and making a partial allocation thereafter through Fiscal year 2025. Except for Fiscal Years 2002 through 2004, none of the receipts were applied to existing operating programs of the State. Under those previously enacted allocations, the largest amount was to be applied to elementary and secondary school capital expenditures, with other amounts allocating for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.

         OBM continually monitors and analyzes revenues and expenditures and prepares a financial report summarizing its analyses at the end of each month. The most recent Monthly Financial Reports are accessible via OBM's home page on the Internet at http://www.obm.ohio.gov/finrep, and copies are available upon request to OBM.


         The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that "Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state."


         By 18 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation (GO) debt and the pledge of taxes or excises to its payment, all related to the financing of capital facilities, except for three that funded bonuses for veterans, one that funded coal technology research and development, and one for research and development activities. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development, and site development. Although supported by the general obligation pledge, highway debt is also backed by a pledge of and has always been paid from the State's motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

         A 1999 constitutional amendment provides an annual debt service "cap" applicable to most future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, and except for the additional $650,000,000 of general obligation debt approved by the voters at the November 8, 2005 election for research and development and the development of sites and facilities, new obligations may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance. Those direct obligations of the State include, for example, special obligation bonds that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

         In addition to its issuance of highway bonds, the State has financed selected highway infrastructure projects by issuing bonds and entering into agreements that call for debt service payments to be made from federal transportation funds allocated to the State, subject to biennial appropriations by the General Assembly. The highest annual State payment under those agreements in the current or any future fiscal year is $98,922,033 in Fiscal Year 2008. In the event of any insufficiency in the anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available moneys appropriated to ODOT for the purpose.

         State agencies also have participated in buildings and equipment, information systems and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of Participation (COPs) have been issued in connection with those agreements that represent fractionalized interests in and are payable from the State's anticipated payments. The maximum annual payment under those agreements, made from GRF appropriations, is $15,941,949 in Fiscal Year 2008 and the total GRF-supported principal amount outstanding is $130,130,000. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. THE OBM Director's approval of such agreements is required if COPs are to be publicly-offered in connection with those agreements.

         A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of $500,000,000 to be outstanding at any one time. The aggregate amount from the liquor profits to be used in any Fiscal Year in connection with these bonds may not exceed $45,000,000. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800,000,000. Pursuant to a 2000 constitutional amendment, the State has issued $100,000,000 of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on all state bonds payable from State liquor profits is $39,573,516 in Fiscal Year 2008.


         Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute "debt" under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

         Litigation was commenced in the Ohio courts in 1991 questioning the constitutionality of Ohio's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools". On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

         In its prior decisions, the Ohio Supreme Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

         With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

         On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Ohio Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Ohio Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Ohio Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. On October 20, 2003 the United States Supreme Court declined to accept the plaintiff's subsequent petition requesting further review of the case.

         The General Assembly has taken several steps, including significantly increasing State funding for public schools. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as "unfunded mandates."

         Under the current financial structure, Ohio's 613 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulae that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed.

         School districts also rely upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have expressed varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

         The State's present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970's, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

         To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates (and effective July 1, 2005, municipal income taxes that may be shared with school districts). Many districts have submitted the question, and income taxes are currently approved in 145 districts.

         Original State basic aid appropriations for the 1992-93 biennium of $9.5 billion provided for 1.5% and 4.8% increases in the two Fiscal Years of the biennium over appropriations in the preceding biennium which were subject to State spending reductions for Fiscal Year 1992 of 2.5% of annual Foundation Program appropriations. There were no reductions for the 172 districts with the lowest per pupil tax valuations, and the reductions were in varying amounts with varying effects for the other districts. Foundation payments were excluded from the then Governor's spending reduction order for Fiscal Year 1993.

         Biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (but excluding federal and other special revenue funds) for recent biennia were:


     o 1996-97 - $10.1 billion representing a 13.6% increase over the preceding biennium total.

     o    1998-99 - $11.6 billion (18.3% over the previous biennium).

     o    2000-01 - $13.3 billion (15% over the previous biennium).

     o 2002-03 - $15.2 billion (17% over the previous biennium before the expenditure reductions).

     o 2004-05 - $15.7 billion (3.3% over the previous biennium before the expenditure reductions).


     o 2006-07 - $16.4 billion (4.5% over the previous biennium before the expenditure reductings).

         State appropriations for the purpose made for the 2008-09 biennium are $17.2 billion (4.9% over the previous biennium), representing an increase of 1.7% in Fiscal Year 2008 over 2007 and 3.8% in Fiscal Year 2009 over 2008.

         Those total State 2008-09 biennial appropriations exclude non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (LPEF). The amount of lottery profits transferred to the LPEF totaled $648,106,000 in Fiscal Year 2004, $645,137,000 in Fiscal Year 2005, $646,276,000 in Fiscal Year 2006 (which excludes $5,820,000 transferred to the Deferred Prize Trust Fund) and $669,327,000 in Fiscal Year 2007. Ohio's participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits be paid into LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

         In response to the 1997 Ohio Supreme Court decision holding certain provisions for local school district borrowing unconstitutional, the General Assembly created the school district solvency assistance program. Beginning in Fiscal Year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions. The amount advanced was then deducted, interest free, from the district's foundation payments over the following two-year period. Six school districts received a total of approximately $12,100,000 in solvency assistance advancements during Fiscal Year 1999, with another six districts receiving a total of approximately $8,657,000 in Fiscal Year 2000. This solvency assistance program was held to be not in compliance with the Constitution by the Supreme Court. In Fiscal Year 2001 four districts received approximately $3,800,000 under a restructured solvency assistance program. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a grant. In Fiscal Year 2006, no districts received catastrophic grants and one district received a solvency advance in the amount of $41,000. In Fiscal Year 2007, two districts received solvency advances in the amount of $16,937,000 and no district received catastrophic grants.

         Legislation was enacted in 1996 to address school districts in financial straits. It is similar to that for municipal "fiscal emergencies" and "fiscal watch", but is particularly tailored to certain school districts and their then existing or potential fiscal problems. There are currently ten school districts in fiscal emergency status and fifteen in fiscal watch status. New legislation has created a third, more preliminary, category of "fiscal caution." A current listing of school districts in each status is on the Internet at http://www.auditor.state.oh.us.

         Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.


         For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Sixteen municipalities and two townships are in "fiscal emergency" status and four municipalities in preliminary "fiscal watch" status.


         At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes on particular property, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation -- commonly referred to in the context of Ohio local government finance as the "ten-mill limitation."

                  SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN PENNSYLVANIA MUNICIPAL SECURITIES. The following information is a brief summary of factors affecting the economies and financial strengths of the Commonwealth of Pennsylvania, its municipalities and its political subdivisions and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the Commonwealth of Pennsylvania that were available prior to the date of this SAI, the latest of which is dated May 23, 2006. The accuracy and completeness of the information contained in such offering statements have not been independently verified.

                  The ability of the issuers of Pennsylvania Municipal Securities to pay the principal and interest on their obligations may be impacted by a variety of factors relating to the economy of Pennsylvania and to the fiscal stability of issuers of Pennsylvania Municipal Securities. The latter may include such matters as the ability of issuers to raise sufficient tax and other revenues to meet their needs, the availability of aid from other governmental bodies, and the burdens that may be imposed on issuers by law or necessity. To the extent that the Fund invests in obligations that are not general obligations of their issuers, payments of principal and interest will depend on all factors affecting the revenue sources from which payments thereon are to be derived. The value of the obligations held by the Fund would be adversely affected not only by any actual inability of their issuers to pay the principal and interest thereon, but also by a public perception that such ability is in doubt. In addition, the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no responsibility on the part of the Commonwealth of Pennsylvania to make payments on such local obligations.

                  GENERAL ECONOMIC CONDITIONS. The Commonwealth maintains a Budget Stabilization Reserve Fund the "Reserve Fund"), the purpose of which is to insure the availability of funds to alleviate emergencies threatening the health, safety or welfare of the Commonwealth's citizens and to offset revenue shortfalls resulting from economic downturns. Income to the Reserve Fund is provided by mandatory transfers of legislatively determined percentages of unappropriated budget surpluses at the close of each fiscal year. At the end of the 2005 fiscal year, the Commonwealth's unappropriated surplus balance was $429.2 million, resulting in a transfer to the Reserve Fund of $64.4 million. The Reserve Fund balance as of May 23, 2006 was $331.6 million and is expected to increase to at least $400 million by the end of the 2006 fiscal year as a result of revenues that are currently in excess of estimates.

                  The Commonwealth's economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food-related industries. Service industries currently employ the greatest share of nonagricultural workers, followed by the categories of trade and manufacturing. Future economic difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth or its municipalities and could adversely affect the market value of the Fund.

                  INDEBTEDNESS. As of June 30, 2005, the Commonwealth's net outstanding general obligation debt totaled approximately $6.75 billion. Although there can be no assurance that such conditions will continue, the Commonwealth's general obligation bonds are currently rated AA by S&P, Aa2 by Moody's and AA by Fitch Ratings and Philadelphia's and Pittsburgh's general obligation bonds are currently rated BBB and BBB-, respectively, by S&P, Baa1 and Baa3, respectively, by Moody's and BBB+ and BBB, respectively, by Fitch Ratings.

                  The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist the City of Philadelphia in remedying its fiscal emergencies. PICA has issued specialty revenue bonds on behalf of the City of Philadelphia to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. PICA also makes factual findings and recommendations to the City concerning its budgetary and fiscal affairs. The City is currently operating under a five year plan approved by PICA on July 21, 2005. PICA's power to issue further bonds to finance capital projects expired on December 31, 1994. PICA's authority to issue bonds to finance cash flow deficits expired on December 31, 1995, but its authority to refund existing debt will not expire. PICA had approximately $723.6 million in specialty revenue bonds outstanding as of June 30, 2005. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

                  Certain other local government authorities and Commonwealth agencies and authorities also issue debt obligations for which the Commonwealth has no liability. The debt of these issuers is funded by assets of, or revenues derived from, the various projects financed or the particular issuer.

                  PENDING LITIGATION. Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including, as of May 23, 2006, suits relating to the following matters:

                  (i) In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for fiscal year 2006 is $20.0 million.

                  (ii) In 1987, the Pennsylvania Supreme Court held the statutory scheme for county funding of the judicial system to be in conflict with the Pennsylvania Constitution, but it stayed its judgment to permit enactment by the legislature of funding legislation consistent with the opinion. The Court appointed a special master to submit a plan for implementation, and the special master recommended a four-phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. Phase 1, involving the transfer of approximately 165 county-level court administrators, was implemented in legislation enacted in 1999. The remainder of the recommendation for later phases remains pending before the Supreme Court of Pennsylvania.

                   (iii) Unisys Corporation has challenged the three-factor apportionment formula used for the apportionment of capital stock value in the Pennsylvania franchise tax. In a decision issued in March 1999, the Commonwealth Court held for the taxpayer on statutory grounds, but denied its constitutional claims. Both the Commonwealth and the taxpayer appealed to the Pennsylvania Supreme Court, which held oral argument in December 2000. On October 25, 2002, the court issued a decision reversing the holding of the Commonwealth Court and upholding the Commonwealth's statutory appointment formula. Unisys filed a petition for certiorari to the U.S. Supreme Court, which was denied. This decision has very limited applicability to the numerous cases pending which raise the identical issue and which collectively involve undetermined but significant dollars.

                  (iv) Twenty or more insurance  companies  have  challenged the
Department of Revenue's application of portions of the Life and Health Guarantee Association Act of 1982. The Act establishes a funding mechanism to fulfill defaulted obligations under life and health insurance policies and annuity contracts to insured Pennsylvania residents. Insurance companies are assessed to provide the funds due to Pennsylvania residents insured from other insurance companies that have become insolvent or are otherwise in default. A provision in the Act allows the assessed insurance companies to claim a credit for these assessments against their Pennsylvania gross premium tax liability. Life and health insurance premiums have always been subject to the premium tax and there is no dispute that companies may claim credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period, 1992-1995. Some annuity considerations were subject to tax, others were not. The Department of Revenue ultimately decided to allow credits for assessments paid on taxable annuity considerations, but not for assessments paid on non-taxable annuities. The insurance companies want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward. The case was argued before the Commonwealth Court EN BANC on December 14, 2005. On January 26, 2006, the EN BANC Court issued a conflicted decision in which the majority ruled for both parties. Exceptions will be filed by both parties and it is likely this case will not be finally resolved until another round before the EN BANC Commonwealth Court and then appeal to the Pennsylvania Supreme Court. It is impossible to predict the outcome. If the taxpayers prevail on all issues, estimated refunds would total about $150 million.

                  (v) Duquesne Light Company has filed several appeals involving various years and challenges to the capital stock tax, corporate net income tax and gross receipts tax. The parties have reached a tentative agreement to settle all issues for the tax years in court except for certain issues involving the taxability of receipts from the competitive transition charges for gross receipts tax, franchise tax and corporate net income tax. A settlement memorandum is expected to be prepared in the near future. The parties will then proceed to litigate the issue of whether receipts from competitive transition charges (stranded costs) are subject to capital stock tax, corporate net income tax and gross receipts tax. There is more than $100 million in disputed tax.

OTHER TAX-EXEMPT INSTRUMENTS

                  Investments by the Tax-Exempt Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund in tax-exempt commercial paper will be limited to investments in obligations which are rated at least A-2 or SP-2 by S&P, F2 by Fitch or Prime-2, MIG-2 or VMIG-2 by Moody's at the time of investment or which are of equivalent quality as determined by the Adviser. Investments in floating rate instruments will normally involve industrial development or revenue bonds which provide that the investing Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. A Fund must use the shorter of the period required before it is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the opinion of the Adviser be equivalent to the commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. Other types of tax-exempt instruments may also be purchased as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

PORTFOLIO TURNOVER

                  The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes U.S. government securities and all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Trust to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making decisions.


                  The Balanced Allocation, International Equity, Large Cap Core Equity, Large Cap Growth, Multi-Factor Mid Cap Growth, Multi-Factor Small Cap Value, Small Cap Growth, Bond, Government Mortgage, Intermediate Bond, Limited Maturity Bond, Total Return Advantage and Ultra Short Bond Funds utilize an active trading approach, which results in frequent purchases and sales of portfolio securities. Consequently, the portfolio turnover rates for these Funds may be high. High portfolio turnover may result in increased taxable gains to shareholders (see "Additional Information Concerning Taxes" below) and higher expenses and other transaction costs, which are ultimately borne by a Fund's shareholders. The High Yield Bond Fund had not commenced operations as of the date of this SAI and, consequently, has no portfolio turnover history.

INVESTMENT LIMITATIONS AND RESTRICTIONS

                  Each Fund is subject to a number of investment limitations and restrictions. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous").

                  No Fund may:

                  1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

                      (a) there is no  limitation  with  respect to  obligations issued or guaranteed by the U.S. government, any state, territory or possession of the U.S., the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

                      (b) wholly-owned  finance  companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents;

                      (c) utilities will be divided according to their services,
                  for  example,   gas,  gas  transmission,   electric  and  gas,
                  electric, and telephone will each be considered a separate industry;

                      (d) personal credit and business credit businesses will be considered separate industries.

                  2. Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

                  3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

                  4. Purchase or sell real estate, except that a Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

                  5. Invest in  commodities,  except that as consistent with its investment objective and policies a Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, "commodities" includes commodity contracts.

                  6. Act as an underwriter of securities within the meaning of the 1933 Act except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.


                      Each of the Equity Funds, the Fixed Income Funds and the Intermediate Tax Exempt Bond Fund may not:


                  7. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or, in the case of the International Equity Fund, securities issued or guaranteed by any foreign government, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

                  With respect to investment limitation No. 3 above, the 1940 Act prohibits a Fund from issuing senior securities, except that a Fund may borrow from banks, and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage for all borrowings. Should a Fund's asset average fall below the required 300%, within three days thereafter (not including Sundays and holidays) the Fund must reduce the amount of its borrowings to an extent that the asset coverage will be at least 300%.

                  Investment limitation No. 7 above does not apply to the Money Market Funds which are instead subject to the portfolio diversification requirements imposed by Rule 2a-7 under the 1940 Act.

                  For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

                  Except for the Funds' policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

                  In   addition,   the  Funds  are  subject  to  the   following
         non-fundamental limitations, which may be changed without the vote of shareholders:

                  No Fund may:


                  1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act (including by order of the SEC) in operating as funds of funds, as permitted by the 1940 Act, may invest its total assets in securities of investment companies in the Allegiant group of investment companies.


                  2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

                  3. Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund's investment objective and policies, (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (c) a Fund may make short sales against-the-box (defined as the extent to which a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short), and (d) the S&P 500 Index Fund can otherwise engage in short sales that are covered in accordance with the guidelines of the SEC and its staff.

                  4. Purchase securities of companies for the purpose of exercising control.

                  5. Invest more than 15% (10% in the case of the Money Market Funds) of its net assets in illiquid securities.

                  6. Purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities held in escrow or in separate accounts in connection with a Fund's investment practices described in its Prospectuses or SAI are not deemed to be pledged for purposes of this limitation.

                  With respect to investment limitation No. 1 above, see "Securities of Other Investment Companies" above for the limitations applicable to each Fund's investments in other investment companies. With respect to investment limitation No. 3(c) and (d), see "Short Sales" above.

                  The Funds do not intend to acquire securities issued by the Adviser, Underwriter (as defined in "Additional Purchase and Redemption Information" below) or their affiliates.


                                 NET ASSET VALUE

VALUATION OF THE MONEY MARKET FUNDS

                  The Trust uses the amortized cost method to value shares in the Money Market Funds. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations, or by fair value as determined in accordance with procedures adopted by the Board of Trustees. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each respective Fund would receive if it sold the security. The value of the portfolio securities held by each respective Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

                  Each Money Market Fund invests only in high quality short-term
instruments  and  maintains  a  dollar-weighted   average   portfolio   maturity
appropriate to its objective of maintaining a stable NAV per share, provided that a Fund will neither purchase any security deemed to have a remaining maturity of more than 397 calendar days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Trust's Board of Trustees has established procedures pursuant to rules promulgated by the SEC, that are intended to help stabilize the NAV per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the NAV per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a NAV per share determined by using available market quotations.

VALUATION OF DEBT SECURITIES

                  Assets of the Funds (other than the Money Market Funds) invested in debt securities are valued by an independent pricing service ("Service") approved by the Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

VALUATION OF EQUITY SECURITIES

                  In determining market value for equity securities, the assets of the Funds which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices.

VALUATION OF FOREIGN SECURITIES

                  Portfolio securities which are primarily traded on foreign securities exchanges are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Such securities are generally valued at the preceding closing values of such securities on their respective exchanges.

                  A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rate on the day of valuation.

                  Certain foreign securities may be traded on foreign exchanges or over-the-counter markets on days on which a Fund's NAV is not calculated. In such cases, the NAV of a Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.


VALUATION OF SHARES OF OTHER MUTUAL FUNDS

                  Investments by any Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.


OTHER

                  Securities  for  which  market   quotations  are  not  readily
available are valued at fair value using methods determined by or under the supervision of the Board of Trustees. A Fund may also use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by a Service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The Service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate the NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

                  An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


                  The sale of the Funds' shares is facilitated  by  Professional
Funds Distributor, LLC (the "Underwriter"). The issuance of shares is recorded on the books of the Trust. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor's financial institution at its principal office or directly to the Trust at Allegiant Funds, c/o PFPC Inc., P.O. Box 9795, Providence, RI 02940-9795. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and "Signature Guaranteed" must appear with the signature. An investor's financial institution may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.


                  The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

                  Payment for shares of a Fund may, in the discretion of the Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

                  The Trust normally pays redemption proceeds in cash but reserves the right to make redemptions in-kind. A shareholder receiving an in-kind redemption would likely have to pay transaction costs to sell the distributed securities and may be subject to capital gains taxes as well.

                  The applicable Prospectuses describe the risks to the Fund of excessive trading in Fund shares (sometimes referred to as market timing) and the Fund's procedures to limit this activity. These risks include possible dilution in the value of Fund shares held by long-term shareholders and the risk of time-zone arbitrage for Funds that invest in securities that trade on foreign markets. Time-zone arbitrage might work as follows: A market timer may purchase shares of a Fund that invests in overseas markets based on events occurring after foreign market closing prices are established, but before the Fund's NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would redeem the Fund's shares the next day when the Fund's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders. The Funds do not have any arrangements with any person or group of individuals to permit frequent purchases and redemptions of Fund shares.


                  As described in the applicable Prospectuses, Class I Shares of the Funds are sold to financial institutions investing for their own or their customers' accounts, directly to corporate investors and, employees, directors, officers and retirees of Allegiant, NCC or any of its affiliates, the Funds' Co-Administrator, Underwriter, or any investment sub-adviser to the Funds and their immediate families (spouse, parents, siblings, children and grandchildren) subject to a $500 minimum initial investment, whether purchasing shares directly or through a Planned Investment Program. There is no subsequent minimum investment at their NAV without a sales charge. Class A Shares of the non-money market funds are sold to individuals, corporate investors and retirement plans at the public offering price based on a Fund's NAV plus a front-end load or sales charge as described in the Prospectuses for Class A and Class C Shares. Effective May 31, 2006, Class B Shares of the Funds are no longer offered, except in connection with dividend reinvestment and permitted exchanges of Class B Shares. Existing Class B shareholders may continue to hold their Class B shares, reinvest dividends into Class B Shares of the Fund and exchange their Class B Shares for Class B Shares of another Fund (as permitted by the current exchange privilege rules described in the applicable prospectus). As of May 31, 2006, no new or subsequent investments, including through the Funds' Planned Investment Program, will be allowed in Class B Shares of any Fund, except through a dividend reinvestment or permitted exchange. All Class B Share attributes, including associated contingent deferred sales charge schedules, conversion features and distribution and shareholder service fees, will remain in effect. Class C Shares of the Money Market Fund are available to the holders of Class C Shares of another Fund who wish to exchange their Class C Shares of another Fund for Class C Shares of the Money Market Fund. Class C Shares of the Money Market Fund may also be purchased through the Systematic Exchange Program as described in the applicable Prospectus. Class C Shares of the Money Market Fund are also available for purchase by retirement plans. Class C Shares of the non-money market funds are sold to individuals, corporate investors and retirement plans at NAV but are subject to a 1.00% contingent deferred sales charge which is payable upon redemption of such shares within the first eighteen months after purchase, as described in the Prospectuses for Class A and Class C Shares.


                  The Trust has authorized one or more brokers to receive purchase and redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or the broker's authorized designee receives the order. Orders will be priced at the NAV next computed after they are received by an authorized broker or the broker's authorized designee and accepted by a Fund.

                  The Adviser or its affiliates will pay finder's fees to dealers on new investments in Class A Shares as follows:


                  EQUITY FUNDS (OTHER THAN THE S&P 500 INDEX FUND AND SMALL CAP FUNDS):

                  1.00% on amounts between $1 million and $5 million; plus 0.50% on amounts between $5 million and $10 million; plus 0.25% on amounts over $10 million

                  SMALL CAP FUNDS:
                  1.00% on  assets  up to $500  million;  plus
                  0.95% on assets between $500 million and $1 billion; plus 0.90% on assets over $1 billion

                  FIXED INCOME FUNDS, TAX-EXEMPT BOND FUNDS AND THE S&P 500 INDEX FUND:
                  0.50% on amounts between $1 million and $5 million; plus 0.25% on amounts over $5 million


                  From time to time, shares may be offered as an award in promotions sponsored by the Underwriter or other parties. The Underwriter or a third party will purchase shares awarded in such promotions at NAV. The promotions may be limited to certain classes of shareholders such as the employees of the Adviser or its affiliates. As stated in the applicable Prospectuses, the Underwriter may institute certain promotional incentive programs for dealers. Such incentive programs may include cash incentive programs specific to NatCity Investments, Inc. under which NatCity Investments, Inc. or its associated persons may receive cash incentives in connection with the sale of the Funds. The Adviser compensates its affiliate, NatCity Investments, Inc. from 0.10% to 0.20% of the average daily net assets of (1) the Class I Shares for institutional clients investing in any Allegiant Money Market Fund being serviced by NatCity Investments, Inc. and (2) the Class A Shares for those NatCity Investments, Inc. customers using any Allegiant Money Market Fund as a sweep vehicle for uninvested cash in their brokerage accounts.

                  For  the  last  three  fiscal  years,   sales  loads  paid  by
shareholders of Class A Shares were as follows:

FUND                                                      2007             2006            2005
----                                                      ----             ----            ----
Balanced Allocation Fund................................$94,993           $99,922         $36,708
International Equity Fund...............................$110,042          $61,396         $10,660
Large Cap Core Equity Fund..............................$9,368            $43,160         $46,388
Large Cap Growth Fund...................................$55,529           $108,172        $128,851
Large Cap Value Fund....................................$231,062          $254,953        $167,812
Mid Cap Value Fund......................................$263,115          $74,689         $40,708
Multi-Factor Mid Cap Growth Fund........................$11,497           $18,200         $29,315
Multi-Factor Small Cap Core.............................$16,295           $3,184(1)       *
Multi-Factor Small Cap Focused Value....................$5,429            $1,732(1)       *
Multi-Factor Small Cap Growth...........................$604              $154(1)         *
Multi-Factor Small Cap Value Fund.......................$143,943          $131,021        $476,873
S&P 500 Index Fund......................................$4,532            $6,980          $11,057
Small Cap Core Fund.....................................$6,314            $39,500         $56,716
Small Cap Growth Fund...................................$5,987            $15,086         $27,838
Bond Fund...............................................$6,369            $7,708          $40,857
Government Mortgage Fund................................$23,092           $39,052         $87,459
Intermediate Bond Fund..................................$5,863            $17,342         $98,307
Limited Maturity Bond Fund..............................$550              $1,598          $27,685
Total Return Advantage Fund.............................$154,596          $152,788        $23,125
Ultra Short Bond Fund...................................$0                $2              $17,393
Intermediate Tax Exempt Bond Fund.......................$6,711            $29,575         $49,413
Michigan Intermediate Municipal Bond Fund...............$13,786           $272,595        $80,934
Ohio Intermediate Tax Exempt Bond Fund..................$19,108           $103,438        $69,075
Pennsylvania Intermediate Municipal Bond Fund...........$5,724            $30,609         $3,985

* Not in operation during the period


1 For the period September 30, 2005 (commencement of operations) to May 31, 2006

                  For the last three fiscal years, contingent deferred sales charges paid by Class B shareholders on redemptions of Class B Shares were as follows:



FUND                                                      2007             2006            2005
----                                                      ----             ----            ----
Balanced Allocation Fund................................$14,205           $12,905         $17,957
International Equity Fund...............................$2,157            $2,249          $1,549
Large Cap Core Equity Fund..............................$7,548            $14,969         $16,466
Large Cap Growth Fund...................................$14,005           $20,599         $26,550
Large Cap Value Fund....................................$14,016           $18,945         $27,343
Mid Cap Value Fund......................................$8,256            $16,206         $15,392
Multi-Factor Mid Cap Growth Fund........................$3,088            $9,042          $6,650
Multi-Factor Small Cap Value Fund.......................$46,977           $77,582         $45,436
S&P 500 Index Fund......................................$14,177           $10,696         $10,834
Small Cap Core Fund.....................................$863              $452            $0
Small Cap Growth Fund...................................$6,711            $9,561          $11,840
Bond Fund...............................................$922              $1,162          $6,414
Government Mortgage Fund................................$13,779           $20,063         $25,105
Intermediate Bond Fund..................................$9,487            $28,129         $46,543
Limited Maturity Bond Fund..............................$3,360            $9,218          $11,394
Total Return Advantage Fund.............................$2,364            $3,637          $6,163
Intermediate Tax Exempt Bond Fund.......................$231              $0              $284
Michigan Intermediate Municipal Bond Fund...............$3,303            $3,971          $1,469
Ohio Intermediate Tax Exempt Bond Fund..................$4,894            $3,058          $3,119
Money Market Fund.......................................$4,040            $9,968          $7,013




                  For the last three fiscal years, contingent deferred sales charges paid by Class C shareholders on redemptions of Class C Shares were as follows:


FUND                                                      2007             2006            2005
----                                                      ----             ----            ----
Balanced Allocation Fund................................$233              $929            $644
International Equity Fund...............................$365              $62             $125
Large Cap Core Equity Fund..............................$66               $45             $165
Large Cap Growth Fund...................................$1,584            $136            $499
Large Cap Value Fund....................................$492              $88             $83
Mid Cap Value Fund......................................$791              $80             $982
Multi-Factor Mid Cap Growth Fund........................$256              $85             $1,340
Multi-Factor Small Cap Core Fund........................$0                $0(1)           *
Multi-Factor small Cap Focused Value Fund...............$7                $0(1)           *
Multi-Factor Small Cap Growth Fund......................$0                $0(1)           *
Multi-Factor Small Cap Value Fund.......................$7,228            $25,611         $11,622
S&P 500 Index Fund......................................$391              $2,046          $284
Small Cap Core Fund.....................................$495              $3,004          $47
Small Cap Growth Fund...................................$34               $103            $422
Bond Fund...............................................$2                $2              $318
Government Mortgage Fund................................$2,488            $840            $427
Intermediate Bond Fund..................................$473              $24             $100
Limited Maturity Bond Fund..............................$21               $2              $1,215
Total Return Advantage Fund.............................$820              $177            $65
Intermediate Tax Exempt Bond Fund.......................$0                $0              $481
Michigan Intermediate Municipal Bond Fund...............$972              $954            $15
Ohio Intermediate Tax Exempt Bond Fund..................$0                $0              $275
Pennsylvania Intermediate Municipal Bond Fund...........$0                $0              $0
Money Market Fund.......................................$105              $0              $470


*   Not in operation during the period




(1) For the period  September 30, 2005  (commencement  of operations) to May 31,
    2006

                  Automatic investment programs such as the Planned Investment Program ("Program") described in the Prospectuses permit an investor to use "dollar cost averaging" in making investments. Under this Program, an agreed upon fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors to reduce their average cost per share because the Program results in more shares being purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that dollar cost averaging results in purchases of shares regardless of their price on the day of investment or market trends and does not ensure a profit, protect against losses in a declining market, or prevent a loss if an investor ultimately redeems his or her shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels. From time to time, in advertisements, sales literature, communications to shareholders and other materials, the Trust may illustrate the effects of dollar cost averaging through use of or comparison to an index such as the S&P 500 Index or Lehman Intermediate Government Index.

OFFERING PRICE PER CLASS A SHARE OF THE FUND

                  An illustration of the computation of the offering price per Class A Share of the Funds, based on the value of each Fund's net assets and number of outstanding shares on May 31, 2006 is shown below.


                                                                              BALANCED
                                                                       ALLOCATION FUND
Net Assets of A Shares                                                     $17,125,445
Outstanding A Shares                                                         1,441,761
Net Asset Value Per Share                                                       $11.88
Sales Charge, 4.75% of offering price                                             $.59
Offering Price to Public                                                        $12.47

                                                                          INTERNATIONAL                LARGE CAP CORE
                                                                            EQUITY FUND                   EQUITY FUND
Net Assets of A Shares                                                      $19,629,737                    $5,918,239
Outstanding A Shares                                                          1,094,564                       444,139
Net Asset Value Per Share                                                        $17.93                        $13.33
Sales Charge, 5.50% of offering price                                             $1.04                          $.78
Offering Price to Public                                                         $18.97                        $14.11


                                                                                                            LARGE CAP
                                                                  LARGE CAP GROWTH FUND                    VALUE FUND
Net Assets of A Shares                                                     $121,320,810                   $65,299,650
Outstanding A Shares                                                          5,927,592                     3,122,919
Net Asset Value Per Share                                                        $20.47                        $20.91
Sales Charge, 5.50% of offering price                                             $1.19                         $1.22
Offering Price to Public                                                         $21.66                        $22.13




                                                                                                         MULTI-FACTOR
                                                                     MID CAP VALUE FUND           MID CAP GROWTH FUND
Net Assets of A Shares                                                     $194,865,538                   $17,483,462
Outstanding A Shares                                                         11,893,518                     1,946,053
Net Asset Value Per Share                                                        $16.38                         $8.98
Sales Charge, 5.50% of offering price                                              $.95                          $.52
Offering Price to Public                                                         $17.33                         $9.50

                                                                          MULTI-FACTOR         MULTI-FACTOR SMALL CAP
                                                                   SMALL CAP CORE FUND             FOCUSED VALUE FUND
Net Assets of A Shares                                                        $647,673                       $280,362
Outstanding A Shares                                                            52,631                         23,852
Net Asset Value Per Share                                                       $12.31                         $11.75
Sales Charge, 5.50% of offering price                                             $.72                           $.68
Offering Price to Public                                                        $13.03                         $12.43

                                                                          MULTI-FACTOR                   MULTI-FACTOR
                                                                 SMALL CAP GROWTH FUND           SMALL CAP VALUE FUND
Net Assets of A Shares                                                         $35,310                   $172,928,406
Outstanding A Shares                                                             3,007                      9,351,863
Net Asset Value Per Share                                                       $11.74                         $18.49
Sales Charge, 5.50% of offering price                                             $.68                          $1.08
Offering Price to Public                                                        $12.42                         $19.57


                                                                                                            SMALL CAP
                                                                   SMALL CAP CORE FUND                    GROWTH FUND
Net Assets of A Shares                                                      $3,139,063                    $15,918,421
Outstanding A Shares                                                           230,423                      1,512,555
Net Asset Value Per Share                                                       $13.62                         $10.52
Sales Charge 5.50% of Offering Price                                              $.79                           $.61
Offering Price to Public                                                        $14.41                         $11.13

                                                                    S&P 500 INDEX FUND
Net Assets of A Shares                                                     $32,715,718
Outstanding A Shares                                                         2,505,236
Net Asset Value Per Share                                                       $13.06
Sales Charge 2.50% of Offering Price                                              $.33
Offering Price to Public                                                        $13.39



                                                                                                           GOVERNMENT
                                                                             BOND FUND                  MORTGAGE FUND
Net Assets of A Shares                                                      $6,424,209                    $11,963,170
Outstanding A Shares                                                           647,869                      1,327,528
Net Asset Value Per Share                                                        $9.92                          $9.01
Sales Charge 4.50% of Offering Price                                              $.47                           $.42
Offering Price to Public                                                        $10.39                          $9.43


                                                                                                         TOTAL RETURN
                                                                INTERMEDIATE BOND FUND                 ADVANTAGE FUND
Net Assets of A Shares                                                      $8,767,666                     $9,742,480
Outstanding A Shares                                                           836,017                        973,821
Net Asset Value Per Share                                                       $10.49                         $10.00
Sales Charge 4.50% of Offering Price                                              $.49                           $.47
Offering Price to Public                                                        $10.98                         $10.47


                                                                      LIMITED MATURITY
                                                                             BOND FUND
Net Assets of A Shares                                                      $3,617,335
Outstanding A Shares                                                           368,291
Net Asset Value Per Share                                                        $9.82
Sales Charge 2.00% of Offering Price                                              $.20
Offering Price to Public                                                        $10.02

                                                                 ULTRA SHORT BOND FUND
Net Assets of A Shares                                                      $1,407,994
Outstanding A Shares                                                           142,547
Net Asset Value Per Share                                                        $9.88
Sales Charge 1.00% of Offering Price                                              $.10
Offering Price to Public                                                         $9.98

                                                                          INTERMEDIATE          MICHIGAN INTERMEDIATE
                                                                  TAX EXEMPT BOND FUND            MUNICIPAL BOND FUND
Net Assets of A Shares                                                      $5,823,186                    $13,460,092
Outstanding A Shares                                                           594,391                      1,326,202
Net Asset Value Per Share                                                        $9.80                         $10.15
Sales Charge, 3.00% of Offering Price                                             $.30                           $.31
Offering Price to Public                                                        $10.10                         $10.46

                                                         OHIO INTERMEDIATE TAX EXEMPT       PENNSYLVANIA INTERMEDIATE
                                                                             BOND FUND            MUNICIPAL BOND FUND
Net Assets of A Shares                                                     $10,093,797                     $2,002,500
Outstanding A Shares                                                           926,541                        194,431
Net Asset Value Per Share                                                       $10.89                         $10.30
Sales Charge 3.00% of Offering Price                                              $.34                           $.32
Offering Price to Public                                                        $11.23                         $10.62


EXCHANGE PRIVILEGE

                  Investors may exchange all or part of their Class A Shares, Class B Shares or Class C Shares as described in the applicable Prospectuses. Any rights an investor may have (or have waived) to reduce the sales load applicable to an exchange, as may be provided in a Prospectus, will apply in connection with any such exchange. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

                  By use of the exchange privilege, the investor authorizes the Transfer Agent's financial institution or his or her financial institution to act on telephonic, website or written instructions from any person representing himself or herself to be the shareholder and believed by the Transfer Agent or the financial institution to be genuine. The investor or his or her financial institution must notify the Transfer Agent of his or her prior ownership of Class A Shares, Class B Shares or Class C Shares and the account number. The Transfer Agent's records of such instructions are binding.

                              DESCRIPTION OF SHARES

                  The  Trust is a  Massachusetts  business  trust.  The  Trust's
Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of the classes or series of shares set forth in the Prospectuses, including classes or series which represent interests in the Funds as follows, and as further described in this SAI and the related Prospectuses:

Balanced Allocation Fund
         Class AA                                             Class I Shares
         Class AA - Special Series 1                          Class A Shares
         Class AA - Special Series 2                          Class B Shares
         Class AA - Special Series 3                          Class C Shares


International Equity Fund
         Class U                                              Class I Shares
         Class U - Special Series 1                           Class A Shares
         Class U - Special Series 2                           Class B Shares
         Class U - Special Series 3                           Class C Shares

Large Cap Core Equity Fund
         Class W                                              Class I Shares
         Class W - Special Series 1                           Class A Shares
         Class W - Special Series 2                           Class B Shares
         Class W - Special Series 3                           Class C Shares

Large Cap Growth Fund
         Class H                                              Class I Shares
         Class H - Special Series 1                           Class A Shares
         Class H - Special Series 2                           Class B Shares
         Class H - Special Series 3                           Class C Shares

Large Cap Value Fund
         Class M                                              Class I Shares
         Class M - Special Series 1                           Class A Shares
         Class M - Special Series 2                           Class B Shares
         Class M - Special Series 3                           Class C Shares

Mid Cap Value Fund
         Class PP                                             Class I Shares
         Class PP - Special Series 1                          Class A Shares
         Class PP - Special Series 2                          Class B Shares
         Class PP - Special Series 3                          Class C Shares

Multi-Factor Mid Cap Growth Fund
         Class GG                                             Class I Shares
         Class GG - Special Series 1                          Class A Shares
         Class GG - Special Series 2                          Class B Shares
         Class GG - Special Series 3                          Class C Shares

Multi-Factor Small Cap Core Fund
         Class GGG                                            Class I Shares
         Class GGG - Special Series 1                         Class A Shares
         Class GGG - Special Series 3                         Class C Shares

Multi-Factor Small Cap Focused Value Fund
         Class FFF                                            Class I Shares
         Class FFF - Special Series 1                         Class A Shares
         Class FFF - Special Series 3                         Class C Shares

Multi-Factor Small Cap Growth Fund
         Class HHH                                            Class I Shares
         Class HHH - Special Series 1                         Class A Shares
         Class HHH - Special Series 2                         Class C Shares

Multi-Factor Small Cap Value Fund
         Class N                                              Class I Shares
         Class N - Special Series 1                           Class A Shares
         Class N - Special Series 2                           Class B Shares
         Class N - Special Series 3                           Class C Shares

S&P 500 Index Fund
         Class V                                              Class I Shares
         Class V - Special Series 1                           Class A Shares
         Class V - Special Series 2                           Class B Shares
         Class V - Special Series 3                           Class C Shares

Small Cap Core Fund
         Class EEE                                            Class I Shares
         Class EEE - Special Series 1                         Class A Shares
         Class EEE - Special Series 2                         Class B Shares
         Class EEE - Special Series 3                         Class C Shares

Small Cap Growth Fund
         Class X                                              Class I Shares
         Class X - Special Series 1                           Class A Shares
         Class X - Special Series 2                           Class B Shares
         Class X - Special Series 3                           Class C Shares


Bond Fund
         Class R                                              Class I Shares
         Class R - Special Series 1                           Class A Shares
         Class R - Special Series 2                           Class B Shares
         Class R - Special Series 3                           Class C Shares

Government Mortgage Fund
         Class DD                                             Class I Shares
         Class DD - Special Series 1                          Class A Shares
         Class DD - Special Series 2                          Class B Shares
         Class DD - Special Series 3                          Class C Shares

High Yield Bond Fund
         Class QQ                                             Class I Shares

Intermediate Bond Fund
         Class I                                              Class I Shares
         Class I - Special Series 1                           Class A Shares
         Class I - Special Series 2                           Class B Shares
         Class I - Special Series 3                           Class C Shares

Limited Maturity Bond Fund
         Class O                                              Class I Shares
         Class O - Special Series 1                           Class A Shares
         Class O - Special Series 2                           Class B Shares
         Class O - Special Series 3                           Class C Shares

Total Return Advantage Fund
         Class P                                              Class I Shares
         Class P - Special Series 1                           Class A Shares
         Class P - Special Series 2                           Class B Shares
         Class P - Special Series 3                           Class C Shares

Ultra Short Bond Fund
         Class SS                                             Class I Shares
         Class SS - Special Series 1                          Class A Shares
         Class SS - Special Series 2                          Class B Shares
         Class SS - Special Series 3                          Class C Shares

Intermediate Tax Exempt Bond Fund
         Class L                                              Class I Shares
         Class L - Special Series 1                           Class A Shares
         Class L - Special Series 2                           Class B Shares
         Class L - Special Series 3                           Class C Shares

Michigan Intermediate Municipal Bond Fund
         Class HH                                             Class I Shares
         Class HH - Special Series 1                          Class A Shares
         Class HH - Special Series 2                          Class B Shares
         Class HH - Special Series 3                          Class C Shares

Ohio Intermediate Tax Exempt Bond Fund
         Class K                                              Class I Shares
         Class K - Special Series 1                           Class A Shares
         Class K - Special Series 2                           Class B Shares
         Class K - Special Series 3                           Class C Shares

Pennsylvania Intermediate Municipal Bond Fund
         Class T                                              Class I Shares
         Class T - Special Series 1                           Class A Shares
         Class T - Special Series 2                           Class B Shares
         Class T - Special Series 3                           Class C Shares

Government Money Market Fund
         Class B                                              Class I Shares
         Class B - Special Series 1                           Class A Shares

Money Market Fund
         Class A                                              Class I Shares
         Class A - Special Series 1                           Class A Shares
         Class A - Special Series 2                           Class B Shares
         Class A - Special Series 3                           Class C Shares

Ohio Municipal Money Market Fund
         Class BB                                             Class I Shares
         Class BB - Special Series 1                          Class A Shares

Pennsylvania Tax Exempt Money Market Fund
         Class Q                                              Class I Shares
         Class Q - Special Series 1                           Class A Shares

Tax Exempt Money Market Fund
         Class D                                              Class I Shares
         Class D - Special Series 1                           Class A Shares
         Class D - Special Series 2                           Class B Shares

Treasury Money Market Fund
         Class C                                              Class I Shares
         Class C - Special Series 1                           Class A Shares


                  Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, a Fund's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.


                  Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment fund affected by such matter. Rule 18f-2 further provides that an investment fund is affected by a matter unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular fund. In addition, shareholders of each class in a particular investment fund have equal voting rights except that only Class I Shares and Class A Shares of an investment fund will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to a distribution plan for such shares, only Class B Shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to Class B Shares, and only Class C Shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to Class C Shares.

                  Although the following types of transactions are normally subject to shareholder approval, the Board of Trustees may, under certain limited circumstances: (a) sell and convey the assets of an investment fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at a price which is equal to their NAV and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert an investment fund's assets into money and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at their NAV; or (c) combine the assets belonging to an investment fund with the assets belonging to another investment fund of the Trust, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, to cause all outstanding shares of any fund to be redeemed at their NAV or converted into shares of another class of the Trust at NAV. In the event that shares are redeemed in cash at their NAV, a shareholder may receive in payment for such shares an amount that is more or less than his or her original investment due to changes in the market prices of the fund's securities. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the fund's shareholders at least 30 days prior thereto.

                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The following summarizes certain additional tax considerations generally affecting the Funds of the Trust and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

                  The discussions of the federal tax consequences in the Prospectuses and this SAI are based on the Code and the laws and regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

GENERAL - FEDERAL


                  Each Fund of the Trust is treated as a separate corporate entity and intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

                  First, the Funds must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from an interest in a qualified publicly traded partnership.

                  Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund's total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

                  Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

                  Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund's current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.



                  The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

STATE AND LOCAL TAXES

                  Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS AND PFICS

         The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

         In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

ADDITIONAL TAX INFORMATION CONCERNING THE TAX-EXEMPT BOND FUNDS AND THE OHIO MUNICIPAL MONEY MARKET, PENNSYLVANIA TAX EXEMPT MONEY MARKET AND TAX EXEMPT MONEY MARKET FUNDS

                  As described  above and in the  Prospectuses,  the  Tax-Exempt
Bond Funds and the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds are designed to provide investors with tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Tax-exempt institutions and retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt. In addition, the Funds may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and their partners and S corporations and their shareholders.

                  In order for a Fund to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Fund must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

                  In purchasing tax-exempt obligations, the Funds intend to rely on opinions of bond counsel or counsel to the issuers of the tax-exempt obligations as to the excludability of interest on those obligations from gross income for federal income tax purposes. The Funds will not undertake independent investigations concerning the tax-exempt status of such obligations, nor do they guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

                  Corporate taxpayers will be required to take into account all exempt-interest dividends from the Funds in determining certain adjustments for alternative minimum tax purposes.

                  The Funds will determine annually the percentages of their respective net investment income which are exempt from tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax, and which are fully taxable, and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day. Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Funds.

ADDITIONAL TAX INFORMATION CONCERNING THE MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

                  Distributions received from the Michigan Intermediate Municipal Bond Fund are exempt from Michigan personal income tax to the extent they are derived from interest on tax-exempt obligations of the State of Michigan or its political subdivisions, agencies and instrumentalities (or certain limited Federally tax exempt obligations). Fund distributions attributable to any other source than those described above, including long or short term capital gains, will be fully taxable. Certain Fund distributions may be subject to the uniform city income tax imposed by certain Michigan cities, but to the extent they are not subject to Michigan personal income tax they are generally not subject to those city income taxes.

ADDITIONAL TAX INFORMATION CONCERNING THE OHIO INTERMEDIATE TAX EXEMPT BOND AND OHIO MUNICIPAL MONEY MARKET FUNDS

                  The Ohio Intermediate Tax Exempt Bond and Ohio Municipal Money Market Funds are not subject to the Ohio personal income or school district or municipal income taxes in Ohio. The Funds are not subject to the Ohio corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if there is a sufficient nexus between the State of Ohio and such entity that would enable the State to tax such entity, the Funds timely file the annual report required by Section 5733.09 of the Ohio Revised Code. The Ohio Tax Commissioner has waived the annual filing requirement for every tax year since 1990, the first year to which such requirement applied.

                  Shareholders of the Funds otherwise subject to Ohio personal income tax or municipal or school district income taxes in Ohio imposed on individuals and estates will not be subject to such taxes on distributions with respect to shares of the Funds ("Distributions") to the extent that such Distributions are properly attributable to interest on or gain from the sale of Ohio Municipal Securities.

                  Shareholders otherwise subject to the Ohio corporation franchise tax will not be required to include Distributions in their tax base for purposes of calculating the Ohio corporation franchise tax on the net income basis to the extent that such Distributions either (a) are properly attributable to interest on or gain from the sale of Ohio Municipal Securities, (b) represent "exempt-interest dividends" for federal income tax purposes, or (c) are described in both (a) and (b). Shares of the Fund will be included in a shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.

                  Distributions that consist of interest on obligations of the United States or its territories or possessions or of any authority, commission, or instrumentality of the United States that is exempt from state income taxes under the laws of the United States (including obligations issued by the governments of Puerto Rico, the Virgin Islands or Guam and their authorities or municipalities) ("Territorial Obligations") are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio, and, provided, in the case of Territorial Obligations, such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.

                  It is assumed for purposes of this discussion of Ohio taxes that each Fund will continue to qualify as a regulated investment company under the Code, and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Municipal Securities or similar obligations of other states or their subdivisions.

ADDITIONAL TAX INFORMATION CONCERNING THE PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND AND PENNSYLVANIA TAX EXEMPT MONEY MARKET FUNDS

                  Shareholders of the Pennsylvania Intermediate Municipal Bond Fund and the Pennsylvania Tax Exempt Money Market Fund will not be subject to Pennsylvania Personal Income Tax on distributions from the Fund attributable to interest income from Pennsylvania Municipal Securities held by the Fund. The exemption from Pennsylvania Personal Income Tax also will extend to interest on obligations of the United States, its territories and certain of its agencies and instrumentalities (collectively, "Federal Securities"). In addition, shareholders of the Fund who are Philadelphia residents will not be subject to the Philadelphia School District Net Income Tax on distributions from the Fund attributable to interest income from Pennsylvania.

                  Distributions derived from investments other than Pennsylvania Municipal Securities and Federal Securities and distributions from net realized capital gains will be subject to the Pennsylvania Personal Income Tax and the Philadelphia School District Tax, except that distributions attributable to capital gains on investments held by the Fund for more than six months are not subject to the Philadelphia School District Tax. Gain on the disposition of a share of the Pennsylvania Intermediate Municipal Bond Fund will be subject to Pennsylvania Personal Income Tax and the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.


                                    * * * * *

                              TRUSTEES AND OFFICERS

                  The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees."

                                                                                               Number of
                                                                                               Portfolios
                                                   Length of                                    in Fund
                                 Position(s)       Time                                        Complex(3)
   Name, Address(1),              Held with        Served in      Principal Occupation(s)     Overseen by      Other Directorships
 Date of Birth and Age            the Trust        Position(2)      During Past 5 Years         Trustee         Held by Trustee(4)
 ---------------------            ---------        --------         -------------------         -------         ---------------
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Robert D. Neary                  Chairman of the      Since     Retired; Co-Chairman of            31        Director, Commercial
Date of Birth: 9/30/33           Board and          February    Ernst & Young, 1984 - 1993.                  Metals Company.
Age: 74                          Trustee              1996

Dorothy A. Berry                 Trustee              Since     President, Talon                   31        Chairman and Director,
Date of Birth: 9/12/43                             April 2006   Industries, Inc.                             Professionally Managed
Age: 64                                                         (administrative, management                  Portfolios.
                                                                and business consulting),
                                                                since 1986.

Kelley J. Brennan                Trustee              Since     Retired; Partner,                  31        None
Date of Birth: 7/7/42                              April 2006   PricewaterhouseCoopers LLP,
Age: 65                                                         1981 - 2002.


                                                                                               Number of
                                                                                               Portfolios
                                                   Length of                                    in Fund
                                 Position(s)       Time                                        Complex(3)
   Name, Address(1),              Held with        Served in      Principal Occupation(s)     Overseen by      Other Directorships
 Date of Birth and Age            the Trust        Position(2)      During Past 5 Years         Trustee         Held by Trustee(4)
 ---------------------            ---------        --------         -------------------         -------         ---------------
-----------------------------------------------------------------------------------------------------------------------------------


John F. Durkott                  Trustee              Since     President and Chief                31        None
Date of Birth: 7/11/44                              November    Executive Officer, Kittle's
Age: 63                                               1993      Home Furnishings Center,
                                                                Inc. ("Kittles"), since
                                                                January 2002;
                                                                Partner, Kittle's
                                                                Bloomington
                                                                Properties LLC, 1981
                                                                - 2003; KK&D LLC,
                                                                1989 - 2003; KK&D II
                                                                LLC, 1998 - 2003
                                                                (affiliated real
                                                                estate companies of
                                                                Kittle's).


Richard W. Furst                 Trustee and          Since     Dean Emeritus and Garvice          31        Director, Central Bank
Date of Birth: 9/13/38           Chairman of the    June 1990   D. Kincaid Professor of                      & Trust Co.; Director,
Age: 69                          Audit Committee                Finance (Emeritus), since                    Central Bancshares
                                                                2003, Dean and
                                                                Professor of
                                                                Finance, 1981 -
                                                                2003, Garvice D.
                                                                Kincaid Professor of
                                                                Finance 2000 - 2003,
                                                                Gatton College of
                                                                Business and
                                                                Economics,
                                                                University of
                                                                Kentucky.


Gerald L. Gherlein               Trustee              Since     Retired; Executive                 31        None
Date of Birth:  2/16/38                             July 1997   Vice-President and General
Age: 69                                                         Counsel, Eaton Corporation
                                                                (global manufacturing),
                                                                1991 - 2000.

Dale C. LaPorte                  Trustee              Since     Senior Vice President and          31        None
Date of Birth: 1/04/42                             April 2005   General Counsel, Invacare
Age: 65                                                         Corporation (manufacturer
                                                                of healthcare
                                                                products), since
                                                                December 2005;
                                                                Partner, 1974 - 2005;
                                                                and Chairman of
                                                                Executive Committee,
                                                                2000 - 2004, of
                                                                Calfee, Halter &
                                                                Griswold LLP.


                                                                                               Number of
                                                                                               Portfolios
                                                   Length of                                    in Fund
                                 Position(s)       Time                                        Complex(3)
   Name, Address(1),              Held with        Served in      Principal Occupation(s)     Overseen by      Other Directorships
 Date of Birth and Age            the Trust        Position(2)      During Past 5 Years         Trustee         Held by Trustee(4)
 ---------------------            ---------        --------         -------------------         -------         ---------------
-----------------------------------------------------------------------------------------------------------------------------------


Kathleen A. Obert                Trustee              Since     Chairman and CEO, Edward           31              None
Date of Birth:  8/3/58                             August 2002  Howard & Co. (public
Age: 49                                                         relations agency), since
                                                                2000


INTERESTED TRUSTEES



Timothy L. Swanson (5)           Trustee;             Since     Executive Vice President           31              None
Date of Birth:  8/6/67                             April 2006;  and Chief Investment
Age: 40                          President,          Officer    Officer, National City
                                 Chief Executive      since     Corporation (bank holding
                                 Officer and        February    company), since February
                                 Chief Legal          2006      2003; Managing Director and
                                 Officer                        Head of Equity Management,
                                                                Evergreen Private
                                                                Asset Management,
                                                                2002 - 2003; Senior
                                                                Vice President and
                                                                Head of Equity
                                                                Securities, Wachovia
                                                                Asset Management,
                                                                1999 - 2002.

OFFICERS
Kathleen T. Barr(6)              Senior Vice          Since     Senior Vice President              N/A             N/A
200 Public Square, 5th Floor     President,         February    (formerly Vice President),
Cleveland, OH  44114             Chief                2003      National City Bank and
Date of Birth: 5/2/55            Administrative                 Managing Director,
Age: 52                          Officer and                    Allegiant Asset Management
                                 Chief                          Group (formerly Armada
                                 Compliance                     Funds Group), since June
                                 Officer                        1999; Managing Director,
                                                                Allegiant Asset Management
                                                                Company (formerly, National
                                                                City Investment Management
                                                                Company), since May 1996.

Audrey C. Talley(7)              Secretary            Since     Partner, Drinker Biddle &          N/A             N/A
One Logan Square                                    February    Reath LLP, Philadelphia,
18th and Cherry Streets                               2005      Pennsylvania (law firm).
Philadelphia, PA 19103-6996
Date of Birth:  11/20/53
Age: 53


                                                                                               Number of
                                                                                               Portfolios
                                                   Length of                                    in Fund
                                 Position(s)       Time                                        Complex(3)
   Name, Address(1),              Held with        Served in      Principal Occupation(s)     Overseen by    Other Directorships
 Date of Birth and Age            the Trust        Position(2)      During Past 5 Years         Trustee       Held by Trustee(4)
 ---------------------            ---------        --------         -------------------         -------       ---------------
-----------------------------------------------------------------------------------------------------------------------------------


Patrick Glazar (7)               Treasurer            Since     Senior Vice President and          N/A             N/A
103 Bellevue Parkway                                February    Director, Accounting and
Wilmington, DE 19809                                  2006      Administration, PFPC Inc.,
Date of Birth: 7/8/67                                           since September 2002;
Age: 40                                                         Senior Manager, PFPC Inc.,
                                                                1994 - 2002.

John Kernan(7)                   Assistant            Since     Senior Vice President              N/A             N/A
200 Public Square, 5th Floor     Treasurer          February    (formerly Vice President),
Cleveland, OH  44114                                  2005      National City Bank and
Date of Birth: 9/17/65                                          Managing Director of Fund
Age: 42                                                         Administration Allegiant
                                                                Asset Management
                                                                Group, since July
                                                                2004; Senior
                                                                Director of Fund
                                                                Administration,
                                                                State Street Bank
                                                                and Trust Company,
                                                                1998 - 2004.

Ronald L. Weihrauch(7)           Assistant            Since     Vice President (formerly           N/A             N/A
200 Public Square, 5th Floor     Secretary          February    Assistant Vice President),
Cleveland, OH  44114                                  2007      National City Bank, and
Date of Birth: 12/3/76                                          Director, Legal
Age: 30                                                         Administration,
                                                                Allegiant Asset
                                                                Management Group,
                                                                since September
                                                                2004; Senior
                                                                Attorney, Ohio
                                                                National Financial
                                                                Services, 2003 -
                                                                2004; Associate
                                                                Attorney, Millikin &
                                                                Fitton Law Firm,
                                                                2001 - 2003.

David C. Lebisky(7)              Assistant            Since     Vice President and Senior          N/A             N/A
103 Bellevue Parkway             Secretary          February    Director, Regulatory
Wilmington, DE 19809                                  2007      Administration, PFPC Inc.
Date of Birth: 5/19/72                                          (a subsidiary of PNC
Age:  35                                                        Financial Services Group),
                                                                since January 2007; Vice
                                                                President and Director,
                                                                PFPC Inc., 2002 - 2007.


(1) Each Trustee can be contacted by writing to Allegiant Funds, c/o Allegiant Funds Group, 200 Public Square, 5th Floor, Cleveland, OH 44114, Attention:
     John Kernan.
(2) Each Trustee holds office until the next meeting of shareholders at which trustees are elected following his election or appointment and until his successor has been elected and qualified.

(3) The "Fund Complex" consists of all registered investment companies for which the Adviser or any of its affiliates serves as investment adviser. The number of portfolios overseen by the trustees includes 30 portfolios of the Trust that are offered for sale as of the date of this SAI and the Allegiant Advantage Fund. The Trustees have also authorized the Allegiant High Yield Bond Fund that has not yet been made available to investors.
(4) Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., "public companies"), or other investment companies registered under the 1940 Act. In addition to the Trust, each Trustee serves as a Trustee of Allegiant Advantage Fund. Mr. Neary also serves as Chairman and Mr. Swanson also serves as President, Chief Executive Officer and Chief Legal Officer of Allegiant Advantage Fund.

(5)  Mr. Swanson is considered to be an "interested person" of the Trust because
     (1) he is an Executive Vice President and Chief Investment Officer of NCC and (2) he owns shares of common stock and options to purchase common stock of NCC.

(6) Ms. Barr also serves as Senior Vice President, Chief Administrative Officer and Chief Compliance Officer of Allegiant Advantage Fund. She previously served as Assistant Treasurer and Chief Compliance Officer of the Trust and Allegiant Advantage Fund from August 2002 until February 2003.

(7) Ms. Talley, Mr. Glazar, Mr. Kernan, Mr. Weihrauch and Mr. Lebisky also serve in similar capacity as Officers of Allegiant Advantage Fund.

         Mr. Swanson serves as Executive Vice President and Chief Investment Officer of NCC, the indirect parent of the Adviser. Ms. Talley is a partner of the law firm Drinker Biddle & Reath LLP, which serves as counsel to the Trust.

BOARD COMMITTEES

         The Board of Trustees has established two committees, i.e., the Audit Committee and the Nominating Committee.

         The Audit Committee consists of all Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The Audit Committee generally oversees the Trust's accounting and financial reporting process. Among its responsibilities, the Audit Committee annually determines the engagement and compensation of the Trust's Independent Registered Public Accounting Firm, reviews and approves the audit and non-audit services performed by the Independent Registered Public Accounting Firm, evaluates the adequacy of the Trust's internal financial and disclosure controls, oversees the audit process and reviews with the auditors the scope and results of the audit of the Trust's financial statements. The Audit Committee was established on May 22, 2003 and held five formal meetings during the last fiscal year.


         The Nominating Committee includes all Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The Nominating Committee is responsible for nominating individuals who are not "interested persons" of the Trust to fill any vacancies on the Board. The Nominating Committee did not meet during the last fiscal year. The Nominating Committee's procedures provide that the Trust's security holders can submit nominees for consideration for Board vacancies by sending the nomination to the Trust's Secretary, who will submit all nominations to the Committee.


TRUSTEE OWNERSHIP OF FUND SHARES


         The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and the Allegiant fund family in the aggregate as of December 31, 2006.


INDEPENDENT TRUSTEES


--------------------------------------------- -------------------------------------- ------------------------------------
                                                                                          AGGREGATE DOLLAR RANGE OF
                                                                                          EQUITY SECURITIES IN ALL
                                                         DOLLAR RANGE OF               PORTFOLIOS OF THE FUND COMPLEX
NAME OF TRUSTEE/FUND                            EQUITY SECURITIES IN THE FUNDS(1)            OVERSEEN BY TRUSTEE
--------------------                            ------------------------------               -------------------

--------------------------------------------- -------------------------------------- ------------------------------------
ROBERT D. NEARY                                                                                 Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
  Ohio Intermediate Tax Exempt Bond Fund                  Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
  Ohio Municipal Money Market Fund                        Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------

KELLEY J. BRENNAN                                                                                   NONE
--------------------------------------------- -------------------------------------- ------------------------------------
DOROTHY A. BERRY                                                                                    NONE
--------------------------------------------- -------------------------------------- ------------------------------------
JOHN F. DURKOTT                                                                               $50,001-$100,000
--------------------------------------------- -------------------------------------- ------------------------------------
  International Equity Fund                              $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------

  Large Cap Growth Fund                                  $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
  Large Cap Value Fund                                     $1-$10,000
--------------------------------------------- -------------------------------------- ------------------------------------
  Multi-Factor Mid Cap Growth Fund                         $1-$10,000
--------------------------------------------- -------------------------------------- ------------------------------------
  Mid Cap Value Fund                                       $1-$10,000
--------------------------------------------- -------------------------------------- ------------------------------------

 Multi-Factor Small Cap Growth Fund                       $1-$10,000

--------------------------------------------- -------------------------------------- ------------------------------------
  Multi-Factor Small Cap Value Fund                        $1-$10,000
--------------------------------------------- -------------------------------------- ------------------------------------
  Government Mortgage Fund                                 $1-$10,000
--------------------------------------------- -------------------------------------- ------------------------------------

--------------------------------------------- -------------------------------------- ------------------------------------
                                                                                          AGGREGATE DOLLAR RANGE OF
                                                                                          EQUITY SECURITIES IN ALL
                                                         DOLLAR RANGE OF               PORTFOLIOS OF THE FUND COMPLEX
NAME OF TRUSTEE/FUND                            EQUITY SECURITIES IN THE FUNDS(1)            OVERSEEN BY TRUSTEE
--------------------                            ------------------------------               -------------------

--------------------------------------------- -------------------------------------- ------------------------------------
RICHARD W. FURST                                                                                Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
  Large Cap Core Equity Fund                             $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
  Large Cap Value Fund                                   $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
  Mid Cap Value Fund                                     $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
  S&P 500 Index Fund                                     $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
  Multi-Factor Small Cap Value Fund                      $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
  Total Return Advantage Fund                           $50,001-$100,000
--------------------------------------------- -------------------------------------- ------------------------------------
GERALD L. GHERLEIN                                                                              Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
 International Equity Fund                             $50,001-$100,000
--------------------------------------------- -------------------------------------- ------------------------------------

 Large Cap Value Fund                                  $50,001-$100,000

--------------------------------------------- -------------------------------------- ------------------------------------
  S&P 500 Index Fund                                    $50,001-$100,000
--------------------------------------------- -------------------------------------- ------------------------------------

  Multi-Factor Small Cap Core Fund                       $10,001-$50,000



--------------------------------------------- -------------------------------------- ------------------------------------
DALE C. LAPORTE                                                                                 Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
  S&P 500 Index Fund                                      Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------

  Money Market Fund                                       Over $100,000

--------------------------------------------- -------------------------------------- ------------------------------------
KATHLEEN A. OBERT                                                                              $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
  Large Cap Core Equity Fund                               $1-$10,000
--------------------------------------------- -------------------------------------- ------------------------------------
  Multi-Factor Small Cap Core Fund                       $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
  Ohio Intermediate Tax Exempt Bond Fund                 $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------


INTERESTED TRUSTEE


--------------------------------------------- -------------------------------------- ------------------------------------
                                                                                          AGGREGATE DOLLAR RANGE OF
                                                                                          EQUITY SECURITIES IN ALL
                                                         DOLLAR RANGE OF               PORTFOLIOS OF THE FUND COMPLEX
NAME OF TRUSTEE/FUND                            EQUITY SECURITIES IN THE FUNDS(1)            OVERSEEN BY TRUSTEE
--------------------                            ------------------------------               -------------------


--------------------------------------------- -------------------------------------- ------------------------------------
TIMOTHY L. SWANSON                                                                            $50,001-$100,000
--------------------------------------------- -------------------------------------- ------------------------------------

  Large Cap Growth Fund                                  $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
  Large Cap Value Fund                                   $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------

  S&P 500 Index Fund                                     $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------

--------------------

1 Includes the value of shares beneficially owned by each Trustee in each Fund as of December 31, 2006.

     As of September 1, 2007, except for the Multi-Factor Small Cap Core and Ohio Intermediate Tax Exempt Bond Funds, the Trustees and officers of the Trust as a group owned beneficially less than 1% of each class of the outstanding shares of each of the Funds, and less than 1% of the outstanding shares, in the aggregate, of all of the Funds of the Trust. The following table shows the shares of the Multi-Factor Small Cap Core and Ohio Intermediate Tax-Exempt Bond Funds beneficially owned by the Trustees and officers of the Trust:

Allegiant Multi-Factor Small Cap Core Fund
------------------------ ------------------------------ -------------------------- --------------------------
                                                          Amount of Beneficial
    Title of Class         Name of Beneficial Owner            Ownership             Percent of Ownership
------------------------ ------------------------------ -------------------------- --------------------------
A Shares                  Kathleen A. Obert                     1,445.238                 2.88%
------------------------ ------------------------------ -------------------------- --------------------------

Allegiant Ohio Intermediate Tax Exempt Bond Fund
------------------------ ------------------------------ -------------------------- --------------------------
                                                          Amount of Beneficial
    Title of Class         Name of Beneficial Owner            Ownership             Percent of Ownership
------------------------ ------------------------------ -------------------------- --------------------------
I Shares                  Robert D. Neary                      363,026.126                3.26%
------------------------ ------------------------------ -------------------------- --------------------------



 CERTAIN INTERESTS OF INDEPENDENT TRUSTEES


         Mr. Durkott serves as President and Chief Executive Officer of Kittle's Home Furnishings Center, Inc. ("Kittle's"). Mr. Durkott does not have an ownership interest in Kittle's. Kittle's has a $7.5 million line of credit open with National City Bank - Indiana, which is under common control with the Adviser. The line of credit is used for working capital purposes. The highest amount outstanding on the line of credit during the period January 1, 2005 through December 31, 2006 was not greater than $6,615,000. The balance outstanding as of August 1, 2007 was $7,075,161. Interest is charged at a fluctuating rate equal to NCB's prime rate or at a rate equal to LIBOR plus a margin determined in accordance with a schedule based upon Kittle's financial performance.

         Ms. Obert serves as Chairman and Chief Executive Officer and owns approximately 20% of the outstanding shares of privately held Edward Howard & Co. ("EH&C"). EH&C undertakes occasional media training, employee communications, crisis planning, marketing, publicity and corporate communications consulting services for NCB. From January 1, 2005 through December 31, 2005, EH&C earned approximately $90,000 in fees for these services. From January 1, 2006 through December 31, 2006, EH&C earned approximately $25,000 in fees for these services. EH&C expects to be engaged for similar projects by NCB from time to time at comparable fee levels. Ms. Obert has an unused line of credit with NCB in the amount of $50,000.

         Mr. LaPorte serves as Senior Vice President of business development and General Counsel of Invacare Corporation ("Invacare"). Invacare has a $400
million line of credit open with a lending syndicate of eleven banks, one of which is NCB and its subsidiary, National City Bank, Canada Branch ("NCB Canada"), which is under common control with the Adviser. The combined NCB and NCB Canada obligation as part of the syndicate is limited to 15% of the total value of the line of credit, or US $60 million. The line of credit is used for working capital and general corporate purposes. The highest amount outstanding on the NCB pro rata share of the credit facility during the period January 1, 2005 to December 31, 2006, based on month end balances, was $46,915,160. The NCB portion of the balance outstanding as of December 31, 2006 was $23,767,000. Interest is charged at a variable rate that may be calculated on a spread over LIBOR, Fed Funds or Prime. The spreads are determined quarterly based on Invacare's Leverage Ratio (the ratio of debt to equity of the firm). In addition, Invacare engages NCB for certain treasury management and stock transfer agency services. From January 1, 2005 through December 31, 2005, NCB earned approximately $212,008 in fees for these services, which represented approximately 0.0027% of NCB's revenues for the period. From January 1, 2006 through December 31, 2006, NCB earned approximately $221,133 in fees for these services, which represented approximately 0.0025% of NCB's revenues for the period. From June 1, 2003 to December 30, 2005, Mr. LaPorte was a Partner at Calfee, Halter & Griswold LLP. Calfee, Halter & Griswold LLP has periodically represented NCB and other affiliates of NCC, excluding investment adviser affiliates, in connection with commercial loans, bond transactions, equity investments and litigation matters. Fees from the representation were significantly less than 1% of the law firm's revenues in each of 2004 and 2005.

BOARD COMPENSATION


         Effective January 1, 2007, each Trustee receives an annual fee of $40,000 plus either $4,000 for each Board meeting attended in-person, or $2,000 for each Board meeting attended telephonically, and reimbursement of expenses incurred in attending meetings of the Boards of Trustees of the Trust and Allegiant Advantage Fund. The two fund companies generally hold concurrent Board meetings. The Chairman of the Board receives an additional $25,000 per year and the Chairman of the Audit Committee receives an additional $6,000 per year for their services in these capacities. Prior to January 1, 2007, each Trustee received an annual fee of $40,000 plus $4,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings of the Boards of Trustees of the Trust and Allegiant Advantage Fund. The Chairman of the Board received an additional $25,000 per year and the Chairman of the Audit Committee received an additional $6,000 per year for their services in these capacities.


         The Trustees may elect to defer payment of 25% to 100% of the fees they receive in accordance with a Trustee Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of one or more portfolios of the Trust and the amount paid to the Trustee under the Plan will be determined based on the performance of such investments. Distributions are generally of equal installments over a period of 2 to 15 years. The Plan will remain unfunded for federal income tax purposes under the Code. Deferral of Trustee fees in accordance with the Plan will have a negligible impact on portfolio assets and liabilities and will not obligate the Trust to retain any Trustee or pay any particular level of compensation.


The following table summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended May 31, 2007:


                                                      Pension or
                                     Aggregate        Retirement Benefits     Estimated Annual  Total Compensation
Name of                              Compensation     Accrued as Part of      Benefits Upon     from the Trust and
Person, Position                     From the Trust+  the Trust's Expense     Retirement        Fund Complex*
----------------                     --------------   --------------------    ----------        -------------


INDEPENDENT TRUSTEES

Robert D. Neary,
Chairman and Trustee                   $96,030.00              $0                   $0               $99,000.00

Dorothy A. Berry, Trustee              $63,050.00              $0                   $0               $65,000.00

Kelly J. Brennan, Trustee              $70,810.00              $0                   $0               $73,000.00

John F. Durkott, Trustee               $64,990.00              $0                   $0               $67,000.00

Richard W. Furst, Trustee              $68,870.00              $0                   $0               $71,000.00

Gerald L. Gherlein, Trustee            $63,050.00              $0                   $0               $65,000.00

Dale C. LaPorte, Trustee               $67,900.00              $0                   $0               $70,000.00

Kathleen A. Obert, Trustee             $63,050.00              $0                   $0               $65,000.00

INTERESTED TRUSTEE

John G. Breen, Trustee(1)              $58,200.00              $0                   $0               $60,000.00


Timothy L. Swanson, President and
Trustee                                    $0                  $0                   $0                   $0

+ Including Deferred Compensation in the amount of $63,050 accrued during the Trust's fiscal year ended May 31, 2007 for Dale C. LaPorte.
(1) Mr. Breen resigned from the Allegiant Advantage Fund Board of Trustees effective May 23, 2007.

*    Each Trustee also serves as a Trustee of Allegiant Advantage Fund.

CODE OF ETHICS

                  The Trust, the Adviser and the Sub-Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that: (i) establishes procedures for personnel with respect to personal investing, (ii) prohibits or restricts certain transactions that may be deemed to create a conflict of interest between personnel and the Funds, and (iii) permits personnel to invest in securities, including securities that may be purchased or held by the Funds.

SHAREHOLDER AND TRUSTEE LIABILITY

                  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                  The Declaration of Trust states further that no Trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust estate or the conduct of any business of the Trust, nor shall any Trustee be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties as Trustee. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he or she may be threatened by reason of his or her being or having been a Trustee, and that the Trustees have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he or she been a Trustee.


                ADVISORY, ADMINISTRATION, UNDERWRITING, CUSTODIAN
                     SERVICES AND TRANSFER AGENCY AGREEMENTS

ADVISORY AGREEMENTS

                  The Adviser serves as investment adviser to the: (a) International Equity, Multi-Factor Small Cap Value, Small Cap Growth, S&P 500 Index, Balanced Allocation and Ohio Municipal Money Market Funds under an Advisory Agreement dated April 9, 1998; (b) Money Market, Treasury Money Market, Government Money Market, Tax Exempt Money Market, Intermediate Bond, Bond, Large Cap Growth, Large Cap Value, Intermediate Tax Exempt Bond, Ohio Intermediate Tax Exempt Bond, Pennsylvania Intermediate Municipal Bond and Tax Exempt Money Market Funds under an Advisory Agreement dated November 19, 1997; (c) Large Cap Core Equity, Limited Maturity Bond and Total Return Advantage Funds under an Advisory Agreement dated March 6, 1998; (d) Multi-Factor Mid Cap Growth, Government Mortgage and Michigan Intermediate Municipal Bond Funds under an Advisory Agreement dated June 9, 2000; (e) Mid Cap Value Fund under an Advisory Agreement dated June 28, 2002; (f) Ultra Short Bond Fund under an Advisory
Agreement dated December 3, 2002; (g) Small Cap Core Fund under an Advisory Agreement dated April 1, 2004; and (h) Multi-Factor Small Cap Core, Multi-Factor Small Cap Focused Value and Multi-Factor Small Cap Growth Funds under an Advisory Agreement dated September 28, 2005 (collectively the "Advisory Agreements"). The High Yield Bond Fund will enter into an Advisory Agreement with the Adviser effective at the time the Fund commences operations. The Adviser is a wholly owned subsidiary of NCC, a bank holding company with headquarters in Cleveland, Ohio and over 1,300 branch offices in six states. Allegiant is a registered investment adviser with the SEC with approximately $30 billion in assets under management as of June 30, 2007. Allegiant is located at 200 Public Square, 5th Floor, Cleveland, Ohio 44114.

                  The Adviser entered into a Sub-Advisory Agreement with Polaris, dated September 1, 2005, on behalf of the Allegiant International Equity Fund (the "Sub-Advisory Agreement"). Polaris is a registered investment adviser with the SEC with over $4.3 billion in assets under management as of June 30, 2007. Polaris' principal offices are at 125 Summer Street, Suite 1470, Boston, Massachusetts.


                  Prior to December 31, 2005, Allegiant Investment Counselors, Inc. ("Investment Counselors"), a wholly-owned subsidiary of NCC, served as sub-adviser to the Allegiant Small Cap Core Fund. On December 31, 2005, Investment Counselors merged into the Adviser, which is now solely responsible for managing the Fund.

                  For services performed under the Advisory Agreements, the Adviser receives fees as an annual percentage rate, based on average daily net assets, computed daily and paid monthly, at the percentage rates as stated in the Prospectuses. From time to time, the Adviser may voluntarily waive fees or reimburse the Trust for expenses. During the last three fiscal years, the Trust incurred advisory fees, net of fee waivers, as set forth below:


FUND                                                             2007           2006              2005
----                                                             ----           ----              ----

Balanced Allocation Fund.......................................$1,211,754     $1,168,297        $ 1,227,879
International Equity Fund......................................$3,149,254     $2,371,212        $ 3,162,948
Large Cap Core Equity Fund.....................................$1,799,063     $1,777,407        $ 1,693,440
Large Cap Growth Fund..........................................$4,119,382     $4,662,024        $ 5,019,438
Large Cap Value Fund...........................................$5,255,074     $4,779,526        $ 4,508,249
Mid Cap Value Fund.............................................$1,548,922     $  588,273        $   602,000
Multi-Factor Mid Cap Growth Fund...............................$  151,759     $  149,274        $   488,602
Multi-Factor Small Cap Core Fund...............................$  187,345     $   17,242(1)               *
Multi-Factor Small Cap Focused Value Fund......................$   52,959     $   16,439(1)               *
Multi-Factor Small Cap Growth Fund.............................$   20,512     $   11,786(1)               *
Multi-Factor Small Cap Value Fund..............................$7,013,492     $9,448,368        $10,960,294
S&P 500 Index Fund.............................................$  392,735     $  691,645        $ 1,435,408
Small Cap Core Fund............................................$2,248,386     $1,977,192        $   910,282
Small Cap Growth Fund..........................................$  199,710     $  237,167        $   861,744
Bond Fund......................................................$1,626,588     $1,839,334        $ 2,237,544
Government Mortgage Fund.......................................$1,072,687     $1,075,001        $ 1,466,650
Intermediate Bond Fund.........................................$1,534,252     $1,818,174        $ 2,587,859
Limited Maturity Bond Fund.....................................$  581,047     $  695,756        $ 1,280,954
Total Return Advantage Fund....................................$1,499,468     $1,299,955        $ 1,808,212
Ultra Short Bond Fund..........................................$  166,056     $  274,015        $   754,429
Intermediate Tax Exempt Bond Fund..............................$  456,128     $  513,256        $   858,620
Michigan Intermediate Municipal Bond Fund......................$  286,058     $  361,708        $   691,677
Ohio Intermediate Tax Exempt Bond Fund.........................$  573,530     $  624,503        $   910,928
Pennsylvania Intermediate Municipal Bond Fund..................$  173,493     $  195,675        $   305,540
Government Money Market Fund...................................$2,162,687     $2,397,441        $ 5,350,102
Money Market Fund..............................................$7,723,782     $7,499,297        $12,326,839
Ohio Municipal Money Market Fund...............................$  553,684     $  577,539        $ 1,132,391
Pennsylvania Tax Exempt Money Market Fund......................$  239,966     $  215,032        $   565,711
Tax Exempt Money Market Fund...................................$  966,761     $  886,725        $ 2,199,902
Treasury Money Market Fund.....................................$  446,323     $  459,891        $ 1,204,163


------------------------
*    Not in operation during the period


(1)  For the Period September 30, 2005 (commencement of operations) to May 31,
     2006

During the last three fiscal years, advisory fees were waived as set forth below:


FUND                                                              2007           2006              2005
----                                                              ----           ----              ----
Balanced Allocation Fund......................................$        0      $      583        $        0
International Equity Fund.....................................$  472,388      $  355,678        $  269,703
Large Cap Core Equity Fund....................................$      502      $      493        $        0
Large Cap Growth Fund.........................................$    1,006      $      837        $        0
Large Cap Value Fund..........................................$        0      $      528        $        0
Mid Cap Value Fund............................................$  520,656      $  197,934        $  150,500
Multi-Factor Mid Cap Growth Fund..............................$  186,050      $  183,073        $  148,438
Multi-Factor Small Cap Core Fund..............................$   66,203      $   22,658(1)              *
Multi-Factor Small Cap Focused Value Fund.....................$   12,717      $   21,417(1)              *
Multi-Factor Small Cap Growth Fund............................$   35,849      $   24,423(1)              *
Multi-Factor Small Cap Value Fund.............................$        0      $    2,652        $        0
S&P 500 Index Fund............................................$  294,551      $  519,324        $  615,175
Small Cap Core Fund...........................................$    2,697      $    3,155        $        0
Small Cap Growth Fund.........................................$  163,563      $  194,483        $   59,950
Bond Fund.....................................................$  361,464      $  253,387        $        0
Government Mortgage Fund......................................$  402,258      $  404,620        $  399,995
Intermediate Bond Fund........................................$  575,345      $  683,012        $  705,780
Limited Maturity Bond Fund....................................$  166,013      $  199,349        $  284,656
Total Return Advantage Fund...................................$  562,301      $  488,616        $  493,148
Ultra Short Bond Fund.........................................$  167,466      $  275,672        $  377,214
Intermediate Tax Exempt Bond Fund.............................$  171,344      $  192,992        $  234,169
Michigan Intermediate Municipal Bond Fund.....................$  107,272      $  135,611        $  188,639
Ohio Intermediate Tax Exempt Bond Fund........................$  215,343      $  234,956        $  248,435
Pennsylvania Intermediate Municipal Bond Fund.................$   65,216      $   73,734        $   83,329
Government Money Market Fund..................................$  432,538      $  772,878        $1,528,601
Money Market Fund.............................................$1,544,756      $2,402,061        $3,521,954
Ohio Municipal Money Market Fund..............................$  184,561      $  533,473        $  647,080
Pennsylvania Tax Exempt Money Market Fund.....................$   79,989      $  253,741        $  353,570
Tax Exempt Money Market Fund..................................$  322,254      $  815,737        $1,257,087
Treasury Money Market Fund....................................$   89,265      $   91,978        $  200,694


-----------------------------
*    Not in operation during the period
(1)  For the Period September 30, 2005 (commencement of operations) to May 31,
     2006


                  Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in each Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The Adviser will provide the services under the Advisory Agreements in accordance with each Fund's investment objective, policies, and restrictions as stated in the Prospectuses and resolutions of the Trust's Board of Trustees applicable to such Fund.

                  The Adviser has entered into a Sub-Advisory Agreement with Polaris, who serves as sub-adviser to a portion of the International Equity Funds' assets that the Adviser has allocated to a value strategy. Polaris will provide a continuous investment program for that portion of the assets of the International Equity Fund that, from time to time, may be allocated to it and according to the investment strategy stated at the time of allocation. The allocation may be determined by the Board, it being understood that the assets so allocated may consist of all, or a portion of, or none of the assets of the Fund, and that the Board or the Adviser has the right to allocate and reallocate such assets at anytime.

                  Polaris, subject to the supervision of the Board of Trustees, is responsible for assisting the Adviser in providing a continuous investment program, including investment research and management with respect to all securities, investments, cash and cash equivalents. Polaris will assist the Adviser in determining from time to time what securities will be purchased, retained or sold by the International Equity Fund. Polaris will provide its services consistent with the investment objective, policies and restrictions of the International Equity Fund stated in its prospectuses and this SAI and resolutions applicable to the International Equity Fund.

                  For its services, Polaris will be paid by the Adviser an annualized fee with respect to the portion of assets of the International Equity Fund allocated to Polaris consistent with the following schedule (each specified number of basis points applies only to assets within its adjacent dollar range):

                          Up to $125 million - 0.35%
                          $125 to $200 million - 0.40%
                          Over $200 million - 0.50%

                   The Adviser (or the Sub-Adviser, as the case may be), will place orders pursuant to their investment determinations for the respective Funds either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Adviser (or Sub-Adviser, as the case may be), will use their best efforts to seek on behalf of the Trust and the respective Funds the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser (or Sub-Adviser, as the case may be), will consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser (or Sub-Adviser) may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the respective Funds and/or other accounts over which the Adviser and the Sub-Adviser or any affiliate of any of them exercises investment discretion. Each of the Adviser and Sub-Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser (or Sub-Adviser, as the case may be), determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser or Sub-Adviser with respect to the accounts as to which it exercises investment discretion.


         In no instance will Fund securities be purchased from or sold to the Adviser, the Sub-Adviser, the Underwriter (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, the Sub-Adviser, or the Underwriter (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules. In executing portfolio transactions for the Fund, the Adviser (or the Sub-Adviser, as the case may be), may, but is not obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other investment portfolios of the Trust and/or its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Adviser (or Sub-Adviser) will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and/or such other clients. The Adviser (and Polaris with respect to that portion of the assets of the International Equity Fund allocated to it) will maintain all books and records with respect to the securities transactions for the Funds and furnish to the Trust's Board of Trustees such periodic and special reports as the Board may request.


         Each Advisory Agreement and the Sub-Advisory Agreement provide that the Adviser (or the Sub-Adviser, as the case may be) shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement (or the Sub-Advisory Agreement as the case may be), except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser (or Sub-Adviser, as the case may be) in the performance of its duties or from reckless disregard by the Adviser (or Sub-Adviser, as the case may be) of its duties and obligations thereunder.

         Unless sooner terminated, each Advisory Agreement and the Sub-Advisory Agreement remains in effect for an initial period of up to two years after its approval and will continue in effect with respect to the Fund to which it relates from year to year thereafter, subject to annual approval by the Trust's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund (as defined by the 1940 Act) and a majority of the trustees who are not interested persons (as defined in the 1940 Act) of any party to the agreement by votes cast in person at a meeting called for such purpose. The Advisory
Agreement (or Sub-Advisory Agreement) may be terminated by the Trust or the Adviser on 60 days' written notice without penalty, and will terminate immediately in the event of its assignment, as defined in the 1940 Act. The Sub-Advisory Agreement also terminates (i) upon the effective date of the termination of the Advisory Agreement with respect to the Allegiant International Equity Fund and (ii) may also be terminated by Polaris after the initial term on 180 days' written notice to the Trust and the Adviser.

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS


         A discussion of the Board's deliberations in connection with the annual review of each Advisory Agreement and the Sub-Advisory Agreement is included in the Trust's Semi-annual Report to Shareholders dated November 30, 2006.


PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED


The following tables provide information about funds and accounts, other than the Funds, for which the Funds' portfolio managers are primarily responsible for the day-to-day portfolio management as of May 31, 2007:


------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                                                                            # of Accounts
                                                                                             Managed with     Total Assets with
                                                           Total # of                        Performance-        Performance-
                                                            Accounts                            Based              Based
  Name of Portfolio Manager         Type of Accounts        Managed        Total Assets      Advisory Fee       Advisory Fee
  -------------------------         ----------------        -------        ------------      ------------       ------------
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------

BRIAN L. STINE, CFA                  Registered
  Senior Portfolio Manager,            Investment
  Asset Allocation Management          Companies:              0               $0                 0                 $0
  Team and Taxable Fixed Income
  Management Team
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                      Other Pooled
                                  Investment Vehicles:         0               $0                 0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                    Other Accounts:            0               $0                 0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------

------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
ANDREW HARDING                       Registered
  Senior Portfolio Manager,            Investment
  Asset Allocation Management          Companies:              0               $0                 0                 $0
  Team; Senior Director for
  Taxable Fixed Income
  Investments, Taxable Fixed
  Income Management Team
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                      Other Pooled
                                  Investment Vehicles:         3           $37,350,184            0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                    Other Accounts:           313        $6,458,198,693           0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------

------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
GORDON A. JOHNSON                    Registered
  Senior Portfolio Manager,           Investment
  Asset Allocation Management         Companies:               0               $0                 0                 $0
  Team and Core Equity
  Investment Management Team
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                      Other Pooled
                                  Investment Vehicles:         0               $0                 0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                    Other Accounts:           313         $565,770,066            0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------


------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------

------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                                                                            # of Accounts
                                                                                             Managed with     Total Assets with
                                                           Total # of                        Performance-        Performance-
                                                            Accounts                            Based              Based
  Name of Portfolio Manager         Type of Accounts        Managed        Total Assets      Advisory Fee       Advisory Fee
  -------------------------         ----------------        -------        ------------      ------------       ------------
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------

MARTIN SCHULZ                          Registered
  Director of International            Investment
  Equity Investment,                   Companies:              0               $0                 0                 $0
  International Equity
  Investment Management Team
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                      Other Pooled
                                  Investment Vehicles:         0               $0                 0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                    Other Accounts:            1          $145,651,389            0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------

------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
BERNARD R. HORN, JR.                  Registered               2         $2,169,000,000           0                 $0
  President, Polaris Capital          Investment
  Management, Inc.                    Companies:
  (sub-adviser), International
  Equity Investment Management
  Team
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                      Other Pooled
                                  Investment Vehicles:         12         $878,000,000            0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                    Other Accounts:            22         $945,000,000            0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------

------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
SUMANTA BISWAS                       Registered
  Assistant Portfolio Manager,        Investment
  Polaris Capital Management,         Companies:               2         $2,169,000,000           0                 $0
  Inc. (sub-adviser),
  International Equity
  Investment Management Team
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                      Other Pooled
                                  Investment Vehicles:         12         $878,000,000            0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                    Other Accounts:            22         $945,000,000            0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------

------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
CHRISTOPHER A. WILES, CFA              Registered
  Managing Senior Director             Investment
  for Core and Growth Equity,          Companies:             0               $0                 0                  $0
  Equity Investment
  Management Team
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                      Other Pooled
                                  Investment Vehicles:         1           $11,679,293            0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                    Other Accounts:           244        $2,139,801,815           1             $7,567,575
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------

------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
LAWRENCE E. EAKIN, JR.                 Registered
  Senior Director for Core             Investment
  and Growth Equity, Equity            Companies:              0               $0                 0                 $0
  Investment Management Team
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                      Other Pooled
                                  Investment Vehicles:         1           $11,679,293            0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                    Other Accounts:           244        $2,139,801,815           1             $7,567,575
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------


------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                                                                            # of Accounts
                                                                                             Managed with     Total Assets with
                                                           Total # of                        Performance-        Performance-
                                                            Accounts                            Based              Based
  Name of Portfolio Manager         Type of Accounts        Managed        Total Assets      Advisory Fee       Advisory Fee
  -------------------------         ----------------        -------        ------------      ------------       ------------
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------

------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------

MICHAEL J. CHREN, CFA                  Registered
  Senior Portfolio Manager             Investment
  and Team Leader, Value               Companies:              0               $0                 0                 $0
  Equity Investment
  Management Team
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                      Other Pooled
                                  Investment Vehicles:         0               $0                 0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                    Other Accounts:            35         $543,350,930            1             $4,401,156
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------

------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
EDWARD A. JOHNSON, CFA                 Registered
  Senior Research Analyst              Investment
  Equity Investment                    Companies:              0               $0                 0                 $0
  Management Team
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                      Other Pooled
                                  Investment Vehicles:         0               $0                 0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                    Other Accounts:            35         $543,350,930            1             $4,401,156
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------

------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
ANDREW SHIPMAN, CFA                    Registered
  Portfolio Manager, Value             Investment
  Equity Investment                    Companies:              0               $0                 0                 $0
  Management Team
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                      Other Pooled
                                  Investment Vehicles:         0               $0                 0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                    Other Accounts:            35         $543,350,930            1             $4,401,156
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------

------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
MICHAEL E. SANTELLI, CFA, CPA          Registered
  Senior Director for Value            Investment
  Equity Investment,                   Companies:              0               $0                 0                 $0
  Mid-Value Equity Investment
  Management Team
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                      Other Pooled
                                  Investment Vehicles:         0               $0                 0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                    Other Accounts:            3          $166,494,843            0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------

------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
ALEX L. VALLECILLO, CFA                Registered
  Senior Portfolio Manager,            Investment
  Mid-Value Equity Investment          Companies:              0               $0                 0                 $0
  Management Team
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                      Other Pooled
                                  Investment Vehicles:         0               $0                 0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                    Other Accounts:            3          $166,494,843            0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------


------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                                                                            # of Accounts
                                                                                             Managed with     Total Assets with
                                                           Total # of                        Performance-        Performance-
                                                            Accounts                            Based              Based
  Name of Portfolio Manager         Type of Accounts        Managed        Total Assets      Advisory Fee       Advisory Fee
  -------------------------         ----------------        -------        ------------      ------------       ------------
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------

HITESH PATEL, PHD                      Registered
  Director of Structured               Investment
  Equity Strategies,                   Companies:              2          $421,681,658            0                 $0
  Structured Equity
  Investment Management Team,
  Quantitative Analysis
  Management Team
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                      Other Pooled
                                  Investment Vehicles:         0               $0                 0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                    Other Accounts:            31        $1,726,098,091           0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------

------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
PAUL KLEINAITIS, CFA                   Registered
  Senior Portfolio Manager,            Investment
  Structured Equity                    Companies:              1           $95,149,249            0                 $0
  Investment Management Team
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                      Other Pooled
                                  Investment Vehicles:         0               $0                 0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                    Other Accounts:            22         $908,063,377            0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------

------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
ROB ROQUITTE, CFA                      Registered
  Senior Portfolio Manager,            Investment
  Structured Equity                    Companies:              1           $95,149,249            0                 $0
  Investment Management Team
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                      Other Pooled
                                  Investment Vehicles:         0               $0                 0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                    Other Accounts:            22         $908,063,377            0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------

------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
STEVEN GREINER, PHD                    Registered
  Senior Quantitative                  Investment
  Strategist, Structured               Companies:              2          $421,681,658            0                 $0
  Equity Investment
  Management Team,
  Quantitative Analysis
  Management Team
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                      Other Pooled
                                  Investment Vehicles:         0               $0                 0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                    Other Accounts:            31        $1,726,098,091           0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------

------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
CHEN CHEN                              Registered
  Senior Quantitative Analyst,         Investment
  Quantitative Analysis                Companies:              1          $284,541,266            0                 $0
  Management Team
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                      Other Pooled
                                  Investment Vehicles:         0               $0                 0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                    Other Accounts:            9          $818,034,714            0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------


------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                                                                            # of Accounts
                                                                                             Managed with     Total Assets with
                                                           Total # of                        Performance-        Performance-
                                                            Accounts                            Based              Based
  Name of Portfolio Manager         Type of Accounts        Managed        Total Assets      Advisory Fee       Advisory Fee
  -------------------------         ----------------        -------        ------------      ------------       ------------
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------

RITA ONTKO                             Registered
  Quantitative Analyst,                Investment
  Quantitative Analysis                Companies:              1          $284,541,266            0                 $0
  Management Team
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                      Other Pooled
                                  Investment Vehicles:         0               $0                 0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                    Other Accounts:            9          $818,034,714            0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------

------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
JAMES E. MINEMAN                       Registered
  Senior Portfolio Manager,            Investment
  Core Equity Investment               Companies:              0               $0                 0                 $0
  Management Team
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                      Other Pooled
                                  Investment Vehicles:         0               $0                 0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                    Other Accounts:           313         $565,770,066            0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------

------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
PETER A. ROY                           Registered
  Senior Investment Analyst,           Investment
  Core Equity Investment               Companies:              0               $0                 0                 $0
  Management Team
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                      Other Pooled
                                  Investment Vehicles:         0               $0                 0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                    Other Accounts:           313         $565,770,066            0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------

------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
LISA A. TETER                          Registered
  Senior Investment Analyst,           Investment
  Core Equity Investment               Companies:              0               $0                 0                 $0
  Management Team
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                      Other Pooled             0               $0                 0                 $0
                                  Investment Vehicles:
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                    Other Accounts:           313         $565,770,066            0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------

------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
CYNTHIA D. COLE                        Registered
  Director of Corporate Bond           Investment
  Investment, Taxable Fixed            Companies:             0               $0                 0                 $0
  Income Management Team;
  Senior Portfolio Manager,
  Municipal Fixed Income Team
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                      Other Pooled
                                  Investment Vehicles:         3           $37,350,184            0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                    Other Accounts:           319        $6,502,451,810           0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------


------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                                                                            # of Accounts
                                                                                             Managed with     Total Assets with
                                                           Total # of                        Performance-        Performance-
                                                            Accounts                            Based              Based
  Name of Portfolio Manager         Type of Accounts        Managed        Total Assets      Advisory Fee       Advisory Fee
  -------------------------         ----------------        -------        ------------      ------------       ------------
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------

TIMOTHY COMPAN, JR., CFA               Registered
  Corporate Bond Specialist,           Investment
  Taxable Fixed Income                 Companies:              0               $0                 0                 $0
  Management Team
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                      Other Pooled
                                  Investment Vehicles:         3           $37,350,184            0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                    Other Accounts:           313        $6,458,198,693           0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------

------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
MARK LOZINA, CFA                       Registered
  Fixed Income Analyst,                Investment
  Taxable Fixed Income                 Companies:              0               $0                 0                 $0
  Management Team
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                      Other Pooled
                                  Investment Vehicles:         3           $37,350,184            0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                    Other Accounts:           313        $6,458,198,693           0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------

------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
PATRICK J. AZOURI, CFA                 Registered
  Portfolio Manager,                   Investment
  Municipal Fixed Income Team          Companies:              0               $0                 0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                      Other Pooled
                                  Investment Vehicles:         0               $0                 0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                    Other Accounts:            6           $44,253,117            0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------

------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
KEITH ERWIN                            Registered
  Portfolio Manager,                   Investment
  Municipal Fixed Income Team          Companies:              0               $0                 0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                      Other Pooled
                                  Investment Vehicles:         0               $0                 0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------
                                     Other Accounts:           6           $44,253,117            0                 $0
------------------------------- ------------------------- ------------- ------------------ ---------------- --------------------


DESCRIPTION OF COMPENSATION

                  The Adviser's compensation program for investment professionals is designed to be competitive and appropriate to attract and retain industry-leading talent. The Adviser's objective is to align portfolio managers' compensation with the long-term success of its clients. As determined annually, compensation is a combination of the following: (i) fixed cash base salary; (ii) variable performance based incentive compensation; and (iii) variable discretionary incentive compensation. The overall success of the Adviser determines the total amount of incentive compensation available to investment professionals. Incentive compensation may be in the form of cash or restricted stock, which vests over a four-year period. The Adviser believes that tying awards to both long term (since inception) and shorter term (1-year) performance closely aligns its investment professionals' interests with those of its clients.

                  An investment professional's variable compensation is determined through a process that evaluates quantitative and qualitative factors, however, not all factors apply to each investment professional. Among the factors considered are: pre-tax performance relative to an industry peer group defined by an independent, national consulting firm; contribution to the Adviser's team-oriented management process; revenue growth in strategies managed by a team; success of marketing/business development efforts; and client servicing.

POTENTIAL CONFLICTS OF INTEREST

                  When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The side-by-side management of a Fund, separate accounts, proprietary accounts and pooled investment vehicles may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. In addition, certain trading practices, such as cross trading between a Fund and another account, raise conflicts of interest. The principal types of potential conflicts of interest that may arise are discussed below. Although the Trust and the Adviser have adopted procedures that they believe are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the portfolio manager will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

                  If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the Trust and the Adviser seek to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security.


                  The results of the investment activities of the Funds may differ significantly from the results achieved by the Adviser for other client accounts. The Adviser will manage the Funds and the other client accounts it manages in accordance with their respective investment objectives and guidelines. However, the Adviser may give advice, and take action, with respect to any current or future other client accounts that may compete or conflict with the advice the Adviser may give to the Funds, or may involve a different timing or nature of action than with respect to the Funds.

                  Transactions undertaken by the Adviser for other client accounts may adversely impact the Funds. The Adviser on behalf of one or more other client accounts may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. For example, a Fund may buy a security and the Adviser, on behalf of its other client accounts, may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conversely, the Fund may establish a short position in a security and the Adviser, on behalf of its other client accounts, may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund's detriment. Conflicts may also arise because portfolio decisions regarding a Fund may benefit other client accounts of the Adviser. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) the other client accounts of the Adviser, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) the other client accounts of the Adviser.


OWNERSHIP OF SECURITIES


                  The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund that he or she manages as of May 31, 2007.




DOLLAR RANGE OF FUND SHARES BENEFICIALLY OWNED

BALANCED ALLOCATION FUND
Brian L. Stine, CFA                                   $0
Andrew Harding                                        $0
Gordon A. Johnson                                     $0

INTERNATIONAL EQUITY FUND
Martin Schulz                                         $50,001-100,000

Bernard R. Horn, Jr.                                  $100,001 - 500,000
Sumanta Biswas                                        $0

LARGE CAP CORE EQUITY FUND
Christopher A. Wiles, CFA                             $0
Lawrence E. Eakin, Jr.                                $0


LARGE CAP GROWTH FUND
Christopher A. Wiles, CFA                             $10,001-50,000
Lawrence E. Eakin, Jr.                                $10,001-50,000

LARGE CAP VALUE FUND
Michael J. Chren, CFA                                 $100,001 - 500,000
Edward A. Johnson                                     $10,001-50,000
Andrew Shipman, CFA                                   $50,001-100,000

MID CAP VALUE FUND
Michael E. Santelli, CFA, CPA                         $100,001-500,000
Alex L. Vallecillo, CFA                               $100,001-500,000


MULTI-FACTOR MID CAP GROWTH FUND
Hitesh Patel, PhD                                     $0
Paul Kleinaitis, CFA                                  $0
Rob Roquitte, CFA                                     $0
Steven Greiner, PhD                                   $0

MULTI-FACTOR SMALL CAP CORE FUND
Hitesh Patel, PhD                                     $0
Paul Kleinaitis, CFA                                  $0
Rob Roquitte, CFA                                     $0

Steven Greiner, PhD                                   $0



MULTI-FACTOR SMALL CAP FOCUSED VALUE FUND
Hitesh Patel, PhD                                     $0
Paul Kleinaitis, CFA                                  $0

Rob Roquitte, CFA                                     $0
Steven Greiner, PhD                                   $10,001-50,000


MULTI-FACTOR SMALL CAP GROWTH FUND
Hitesh Patel, PhD                                     $0

Paul Kleinaitis, CFA                                  $0

Rob Roquitte, CFA                                     $0

Steven Greiner, PhD                                   $0


MULTI-FACTOR SMALL CAP VALUE FUND

Hitesh Patel, PhD                                     $10,001-50,000

Paul Kleinaitis, CFA                                  $0

Rob Roquitte, CFA                                     $10,001-50,000
Steven Greiner, PhD                                   $0


S&P 500 INDEX FUND
Hitesh Patel, PhD                                     $0

Rita Ontko                                            $10,001-50,000
Steven Greiner, PhD                                   $1-10,000

Chen Chen                                             $0

SMALL CAP CORE FUND

Gordon A. Johnson                                     $100,001-500,000
James E. Mineman                                      $10,001-50,000

Peter A. Roy                                          $0

Lisa A. Teter                                         $10,001-50,000


SMALL CAP GROWTH FUND
Hitesh Patel, PhD                                     $0
Paul Kleinaitis, CFA                                  $1-10,000

Rob Roquitte, CFA                                     $0
Steven Greiner, PhD                                   $0

BOND FUND
Andrew Harding                                        $0
Cynthia D. Cole                                       $0
Timothy Compan, Jr., CFA                              $0


Brian Stine                                           $0

Mark Lozina, CFA                                      $0

GOVERNMENT MORTGAGE FUND
Andrew Harding                                        $0
Cynthia D. Cole                                       $0
Timothy Compan, Jr., CFA                              $0

Brian Stine                                           $0

Mark Lozina, CFA                                      $0

INTERMEDIATE BOND FUND
Andrew Harding                                        $0
Cynthia D. Cole                                       $0
Timothy Compan, Jr., CFA                              $0


Brian Stine                                           $0

Mark Lozina, CFA                                      $0

LIMITED MATURITY BOND FUND
Andrew Harding                                        $0
Cynthia D. Cole                                       $0
Timothy Compan, Jr., CFA                              $0
Brian Stine                                           $0
Mark Lozina, CFA                                      $0

TOTAL RETURN ADVANTAGE FUND
Andrew Harding                                        $0
Cynthia D. Cole                                       $0
Timothy Compan, Jr., CFA                              $0


Brian Stine                                           $0

Mark Lozina, CFA                                      $0

ULTRA SHORT BOND FUND
Andrew Harding                                        $0
Cynthia D. Cole                                       $0
Timothy Compan, Jr., CFA                              $0


Brian Stine                                           $0

Mark Lozina, CFA                                      $0

INTERMEDIATE TAX EXEMPT BOND FUND
Cynthia D. Cole                                       $0
Patrick J. Azouri, CFA                                $0
Keith Erwin                                           $0

MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
Cynthia D. Cole                                       $0
Patrick J. Azouri, CFA                                $0
Keith Erwin                                           $0

OHIO INTERMEDIATE TAX EXEMPT BOND FUND
Cynthia D. Cole                                       $0
Patrick J. Azouri, CFA                                $0
Keith Erwin                                           $0

PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
Cynthia D. Cole                                       $0
Patrick J. Azouri, CFA                                $0
Keith Erwin                                           $0



PROXY VOTING POLICIES AND PROCEDURES

                  The Trust is required to disclose information concerning the Funds' proxy voting policies and procedures to shareholders. The Board of Trustees has delegated to the Adviser responsibility for implementing decisions regarding proxy voting for securities held by each Fund. The Adviser or the Sub-Adviser, as the case may be, will vote such proxies in accordance with the proxy policies and procedures, which have been reviewed by the Board of Trustees and adopted by the Trust, and which are found in Appendix C. Any material changes to the proxy policies and procedures will be submitted to the Board of Trustees for approval. Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year is available (1) without charge, upon request by calling 1-800-622-FUND (3863) and (2) on the SEC's website at http://www.sec.gov.

ADMINISTRATION AND ACCOUNTING SERVICES

                  The Trust has entered into a Restated Co-Administration and Accounting Services Agreement dated September 1, 2006 (the "Co-Administration Agreement") with PFPC and NCB (together with PFPC, the "Co-Administrators"), pursuant to which PFPC and NCB have agreed to serve as Co-Administrators to the Trust. This agreement superseded a prior agreement with all such parties dated August 31, 2004.

                  The Co-Administrators provide a wide variety of accounting, shareholder and administrative services to the Trust under the Co-Administration Agreement. The Co-Administration Agreement provides that the Co-Administrators shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Co-Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Co-Administrators in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. The Co-Administration Agreement also provides that the Co-Administration Agreement creates no joint and/or several liability among the Co-Administrators with respect to any loss arising out of services provided by a specific Co-Administrator.

                  PFPC is a wholly owned subsidiary of PNC Financial Services Group. NCB is a wholly owned subsidiary of National City Corporation and an affiliate of the Adviser.

                  Under the Co-Administration Agreement, the Co-Administrators are entitled to receive administration fees with respect to each Fund, computed daily and paid monthly, at annual rates based on the average daily net assets of each Fund.


                  During the fiscal years ended May 31, 2007, 2006 and 2005 the Trust paid to the Co-Administrators, administration fees, net of fee waivers, as set forth below.

FUND                                                                    2007             2006              2005
----                                                                    ----             ----              ----
Balanced Allocation Fund............................................  $    96,940     $     93,510    $     114,228
International Equity Fund...........................................  $   188,955     $    155,280    $     195,689
Large Cap Core Equity Fund..........................................  $   143,965     $    142,232    $     157,712
Large Cap Growth Fund...............................................  $   329,631     $    373,029    $     475,015
Large Cap Value Fund................................................  $   420,406     $    382,404    $     418,614
Mid Cap Value Fund..................................................  $   124,175     $     47,157    $      42,368
Multi-Factor Mid Cap Growth Fund....................................  $    20,268     $     19,944    $      37,528
Multi-Factor Small Cap Core Fund....................................  $    15,213     $      2,394(1)             *
Multi-Factor Small Cap Focused Value Fund...........................  $     3,941     $      2,271(1)             *
Multi-Factor Small Cap Growth Fund..................................  $     3,382     $      2,173(1)             *

FUND                                                                    2007             2006              2005
----                                                                    ----             ----              ----
Multi-Factor Small Cap Value Fund...................................  $   427,168     $    575,412    $     767,769
S&P 500 Index Fund..................................................  $   117,821     $    207,603    $     289,363
Small Cap Core Fund.................................................  $   135,065     $    118,821    $      56,598
Small Cap Growth Fund...............................................  $    21,796     $     25,907    $      67,326
Bond Fund ..........................................................  $   216,878     $    228,412    $     287,353
Government Mortgage Fund............................................  $   160,903     $    161,406    $     186,835
Intermediate Bond Fund..............................................  $   230,138     $    272,858    $     328,215
Limited Maturity Bond Fund..........................................  $    99,608     $    119,355    $     204,749
Total Return Advantage Fund.........................................  $   224,920     $    195,113    $     229,736
Ultra Short Bond Fund...............................................  $    50,028     $     82,520    $     131,899
Intermediate Tax Exempt Bond Fund...................................  $    68,452     $     77,055    $     110,788
Michigan Intermediate Municipal Bond Fund...........................  $    42,909     $     54,256    $      90,028
Ohio Intermediate Tax Exempt Bond Fund..............................  $    86,059     $     93,760    $     117,020
Pennsylvania Intermediate Municipal Bond Fund.......................  $    26,041     $     29,391    $      39,213
Government Money Market Fund........................................  $   519,045     $    575,386    $   1,117,013
Money Market Fund...................................................  $ 1,853,708     $  1,799,831    $   2,502,470
Ohio Municipal Money Market Fund....................................  $   221,474     $    231,016    $     221,558
Pennsylvania Tax Exempt Money Market Fund...........................  $    95,987     $     86,013    $     102,255
Tax Exempt Money Market Fund........................................  $   386,705     $    354,690    $     443,204
Treasury Money Market Fund..........................................  $   107,117     $    110,374    $     302,530

-----------------------
*    Not in operation during the period
(1)  For the Period  September 30, 2005  (commencement of operations) to May 31,
     2006



                  For the fiscal years ended May 31, 2007, 2006 and 2005, no administration fees were waived.

UNDERWRITER

                  The Underwriter acts as principal underwriter for the Funds' shares pursuant to its Distribution Agreement with the Trust. The Underwriter has its principal business office at 760 Moore Road, King of Prussia, Pennsylvania, 19406. Shares are sold on a continuous basis. The Underwriter will use all reasonable efforts in connection with distribution of shares of the Trust.

                  Unless otherwise terminated, the Distribution Agreement between the Trust and the Underwriter continues in force and renews annually, provided that such annual renewal is approved by (i) either the vote of a majority of the Trustees of the Trust, or the vote of a majority of the outstanding voting securities of the Trust, and (ii) the vote of a majority of those Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any such party ("Qualified Trustees"), cast in person at a meeting called for the purpose of voting on the approval. The Distribution Agreement shall automatically terminate in the event of its assignment. In addition, the Distribution Agreement may at any time be terminated by the Underwriter, by a vote of a majority of Qualified Trustees or by vote of a majority of the outstanding voting securities of the Trust upon not less than sixty days prior written notice to the other party.

         The Underwriter was paid the following aggregate combined commissions on sales of Class A, Class B, and Class C shares during the last three fiscal years.

FUND                                                                    2007             2006              2005
----                                                                    ----             ----              ----
Balanced Allocation Fund......................................   $     12,713      $    102,735     $     47,218
International Equity Fund.....................................   $     13,253      $     57,924     $     13,679
Large Cap Core Equity Fund....................................   $        985      $     28,439     $     52,359
Large Cap Growth Fund.........................................   $      7,632      $    103,430     $    137,625
Large Cap Value Fund..........................................   $     27,348      $    234,984     $    185,474
Mid Cap Value Fund.............................................. $     32,305      $     73,592     $     47,959
Multi-Factor Mid Cap Growth Fund................................ $      1,597      $     18,335     $     33,188
Multi-Factor Small Cap Core Fund................................ $      1,857      $      2,869(1)             *

Multi-Factor Small Cap Focused Value Fund....................... $        568      $      1,111(1)             *
Multi-Factor Small Cap Growth Fund.............................. $         63      $         78(1)             *
Multi-Factor Small Cap Value Fund............................... $     16,044      $    263,265     $    598,229
S & P 500 Index Fund............................................ $      1,310      $     34,093     $     60,283
Small Cap Core Fund............................................. $        736      $     42,985     $     54,620
Small Cap Growth Fund........................................... $        606      $     17,211     $     31,123
Bond Fund....................................................... $      1,103      $      7,684     $     20,698
Government Mortgage Fund........................................ $      3,098      $     50,546     $     39,821
Intermediate Bond Fund.......................................... $        993      $     17,336     $     91,067
Limited Maturity Bond Fund...................................... $        238      $      1,597     $      9,915
Total Return Advantage Fund..................................... $     21,539      $    141,460     $     23,183
Ultra Short Bond Fund........................................... $          0      $          1     $      8,705
Intermediate Tax Exempt Bond Fund............................... $      1,709      $     26,244     $     15,285
Michigan Intermediate Municipal Bond Fund....................... $      3,997      $    113,215     $     22,854
Ohio Intermediate Tax Exempt Bond Fund.......................... $      6,528      $     80,504     $     44,066
Pennsylvania Intermediate Municipal Bond Fund................... $      1,731      $     26,028     $      3,276
Government Money Market Fund.................................... $          0      $          0     $          0
Money Market Fund............................................... $          0      $      2,746     $      5,382
Ohio Municipal Money Market Fund................................ $          0      $          0     $          0
Pennsylvania Tax Exempt Money Market Fund....................... $          0      $          0     $          0
Tax Exempt Money Market Fund.................................... $          0      $          0     $          0
Treasury Money Market Fund...................................... $          0      $          0     $          0
 -----------------------

*    Not in operation during the period
(1)  For the Period September 30, 2005 (commencement of operations) to May 31,
     2006



         The  Underwriter   retained   approximately   the  following   combined
commissions on sales of Class A, Class B and Class C shares during the last three fiscal years:

FUND                                                                    2007             2006              2005
----                                                                    ----             ----              ----
Balanced Allocation Fund........................................ $         65      $         99         $   (347)
International Equity Fund....................................... $        524      $         79         $    117
Large Cap Core Equity Fund...................................... $         41      $        480         $     88
Large Cap Growth Fund........................................... $        472      $        702         $  1,203
Large Cap Value Fund............................................ $        459      $      1,257         $    615
Mid Cap Value Fund.............................................. $        887      $        426         $     68
Multi-Factor Mid Cap Growth Fund................................ $        107      $        928         $    120
Multi-Factor Small Cap Core Fund ............................... $          0      $          0(1)             *
Multi-Factor Small Cap Focused Value Fund....................... $          0      $          0(1)             *
Multi-Factor Small Cap Growth Fund.............................. $          0      $          0(1)             *
Multi-Factor Small Cap Value Fund............................... $     10,249      $      3,440         $  5,646
S & P 500 Index Fund............................................ $        175      $        181         $    362
Small Cap Core Fund............................................. $          4      $        417         $    356
Small Cap Growth Fund........................................... $        526      $      1,650         $    438
Bond Fund....................................................... $          0      $         68         $     52
Government Mortgage Fund........................................ $         58      $          0         $     15
Intermediate Bond Fund.......................................... $          0      $         48         $     48
Limited Maturity Bond Fund...................................... $          0      $          0         $      0
Total Return Advantage Fund..................................... $         73      $        162         $    102
Ultra Short Bond Fund........................................... $          0      $          0         $      5
Intermediate Tax Exempt Bond Fund............................... $          0      $          0         $      0
Michigan Intermediate Municipal Bond Fund....................... $          0      $         83         $     22
Ohio Intermediate Tax Exempt Bond Fund.......................... $          0      $          0         $     28
Pennsylvania Intermediate Municipal Bond Fund................... $          0      $          0         $      0
Government Money Market Fund.................................... $          0      $          0         $      0
Money Market Fund............................................... $          0      $         78         $     31



                                       93


Ohio Municipal Money Market Fund................................ $          0      $          0         $      0
Pennsylvania Tax Exempt Money Market Fund....................... $          0      $          0         $      0
Tax Exempt Money Market Fund.................................... $          0      $          0         $      0
Treasury Money Market Fund...................................... $          0      $          0         $      0

--------------------------
*    Not in operation during the period
(1)  For the Period September 30, 2005 (commencement of operations) to May 31,
     2006


DISTRIBUTION PLANS AND RELATED AGREEMENT

                  Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Distribution Plan for Class A and Class I Shares (the "A and I Shares Plan"), a Distribution Plan for Class B Shares ("B Shares Plan") and a Distribution Plan for Class C Shares (the "C Shares Plan") (collectively, the "Plans") which permit the Trust to bear certain expenses in connection with the distribution of Class I Shares and Class A Shares, Class B Shares and Class C Shares respectively. As required by Rule 12b-1, the Trust's Plans and any related agreements have been approved, and are subject to annual approval by, a majority of the Trust's Board of Trustees, and by a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Plans or any agreement relating to the Plans (the "Disinterested Trustees"), by vote cast in person at a meeting called for the purpose of voting on the Plans and related agreements. In compliance with the Rule, the Trustees requested and evaluated information they thought necessary to an informed determination of whether the Plans and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plans and related agreements will benefit the Trust and its shareholders. For instance, asset growth resulting from the Plan can be expected to benefit Trust shareholders through the realization of economies of scale and potentially lower expense levels.


                  Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a Fund (in the Trust's case, the Underwriter) provide for the Trustees' review quarterly reports on the amounts expended and the purposes for the expenditures.


                  Any change in the Plans that would materially increase the distribution expenses of a class would require approval by the shareholders of such class, but otherwise, the Plans may be amended by the Trustees, including a majority of the Disinterested Trustees who do not have any direct or indirect financial interest in the Plans or related agreements. The Plans and related agreements may be terminated as to a particular Fund or class by a vote of the Trust's Disinterested Trustees or by vote of the shareholders of the Fund or class in question, on not more than 60 days' written notice. The selection and nomination of Disinterested Trustees has been committed to the discretion of such Disinterested Trustees as required by the Rule.


                  The A and I Shares Plan provides that each Fund will reimburse the Underwriter for distribution expenses related to the distribution of Class A Shares and Class I Shares in an amount not to exceed .10% per annum of the average aggregate net assets of such shares. Costs and expenses reimbursable under the A and I Shares Plan are (a) direct and indirect costs and expenses incurred in connection with the advertising and marketing of a Fund's Class A Shares and Class I Shares, including but not limited to any advertising or marketing via radio, television, newspapers, magazines, or direct mail solicitation, and (b) direct and indirect costs and expenses incurred in preparing, printing and distributing a Fund's prospectus for such shares (except those used for regulatory purposes or for distribution to existing shareholders) and in implementing and operating the A and I Shares Plan.

                  The B Shares Plan provides that the Funds will compensate the Underwriter from Class B Share assets for distribution of Class B Shares in an amount not to exceed .75% per annum of the average daily net assets of such class. The C Shares Plan provides that the Funds may compensate the Underwriter from Class C Share assets for distribution of Class C Shares in an amount not to exceed .75% per annum of the average daily net assets of such shares. Payments to the Underwriter under the B Shares Plan and C Shares Plan are to be used by the Underwriter to cover expenses and activities primarily intended to result in the sale of a Fund's Class B Shares and Class C Shares, respectively. Such expenses and activities may include but are not limited to: (a) direct out-of-pocket promotional expenses incurred by the Underwriter in advertising and marketing Class B Shares and Class C Shares; (b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature; (c) expenses incurred in connection with printing and mailing Prospectuses and Statements of Additional Information to other than current shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisers, accountants, and estate planning firms (each a "Distribution Organization") with respect to a Fund's Class B Shares or Class C Shares beneficially owned by customers for whom the Distribution Organization is the dealer of record or holder of record of such Class B Shares or Class C Shares; (e) the direct or indirect cost of financing the payments or expenses included in (a) and (d) above; or (f) for such other services as may be construed, by any court or governmental agency or commission, including the SEC, to constitute distribution services under the 1940 Act or rules and regulations thereunder.

              During the fiscal year ended May 31, 2006, the Trust paid the Underwriter the following amounts under the A and I Shares Plan:

FUND                                                             2007
----                                                             ----
Balanced Allocation Fund
     A Shares................................................. $ 4,325
     I Shares................................................. $ 38,898
International Equity Fund
     A Shares................................................. $ 6,498
     I Shares................................................. $ 120,062
Large Cap Core Equity Fund
     A Shares................................................. $ 2,417
     I Shares................................................. $ 96,266
Large Cap Growth Fund
     A Shares................................................. $ 49,173
     I Shares................................................. $ 179,247
Large Cap Value Fund
     A Shares................................................. $ 24,113
     I Shares................................................. $ 256,981
Mid Cap Value Fund
     A Shares................................................. $ 21,447
     I Shares................................................. $ 48,557
Multi-Factor Mid Cap Growth Fund
     A Shares................................................. $ 4,694
     I Shares................................................. $ 4,641
Multi-Factor Small Cap Core Fund
     A Shares................................................. $ 52
     I Shares................................................. $ 3,228
Multi-Factor Small Cap Focused Value Fund
     A Shares................................................. $ 42
     I Shares................................................. $ 1,276
Multi-Factor Small Cap Growth
     A Shares................................................. $ 0
     I Shares................................................. $ 1,031
Multi-Factor Small Cap Value Fund
     A Shares................................................. $ 78,410
     I Shares................................................. $ 219,282
S & P 500 Index Fund
     A Shares................................................. $ 1,493
     I Shares................................................. $ 8,676
Small Cap Core Fund
     A Shares................................................. $ 1,370
     I Shares................................................. $ 92,058

FUND                                                             2007
----                                                             ----
Small Cap Growth Fund
     A Shares................................................. $ 4,657
     I Shares................................................. $ 5,497
Bond Fund
     A Shares................................................. $ 1,568
     I Shares................................................. $ 78,058
Government Mortgage Fund
     A Shares................................................. $ 3,333
     I Shares................................................. $ 54,688
Intermediate Bond Fund
     A Shares................................................. $ 2,117
     I Shares................................................. $ 83,312
Limited Maturity Bond Fund
     A Shares................................................. $ 955
     I Shares................................................. $ 36,104
Total Return Advantage Fund
     A Shares................................................. $ 1,702
     I Shares................................................. $ 77,987
Ultra Short Bond Fund
     A Shares................................................. $ 281
     I Shares................................................. $ 16,630
Intermediate Tax Exempt Bond Fund
     A Shares................................................. $ 1,321
     I Shares................................................. $ 24,247
Michigan Intermediate Municipal Bond Fund
     A Shares................................................. $ 3,835
     I Shares................................................. $ 12,621
Ohio Intermediate Tax Exempt Bond Fund
     A Shares................................................. $ 2,315
     I Shares................................................. $ 29,418
Pennsylvania Intermediate Municipal Bond Fund
     A Shares................................................. $ 377
     I Shares................................................. $ 7,548
Government Money Market Fund
     A Shares................................................. $ 84,863
     I Shares................................................. $ 120,367
Money Market Fund
     A Shares................................................. $ 186,382
     I Shares................................................. $ 518,806
Ohio Municipal Money Market Fund
     A Shares................................................. $ 17,743
     I Shares................................................. $ 67,143
Pennsylvania Tax Exempt Money Market Fund
     A Shares................................................. $ 11,520
     I Shares................................................. $ 24,407
Tax Exempt Money Market Fund
     A Shares................................................. $ 42,223
     I Shares................................................. $ 103,621
Treasury Money Market Fund
     A Shares................................................. $  2,964
     I Shares................................................. $    39,652

                  During the fiscal year ended May 31, 2007, the Trust paid the Underwriter the following amounts under the B Shares Plan:

FUND                                                            2007
----                                                            ----
Balanced Allocation Fund...................................... $ 44,240
International Equity Fund..................................... $ 9,427
Large Cap Core Equity Fund.................................... $ 22,514
Large Cap Growth Fund......................................... $ 54,028
Large Cap Value Fund.......................................... $ 66,865
Mid Cap Value Fund............................................ $ 36,158
Multi-Factor Mid Cap Growth Fund.............................. $ 7,921
Multi-Factor Small Cap Value Fund............................. $ 111,135
S & P 500 Index Fund.......................................... $ 30,608
Small Cap Core Fund........................................... $ 3,496
Small Cap Growth Fund......................................... $ 10,447
Bond Fund..................................................... $ 4,891
Government Mortgage Fund...................................... $ 25,634
Intermediate Bond Fund........................................ $ 37,005
Limited Maturity Bond Fund.................................... $ 5,370
Total Return Advantage Fund................................... $ 9,709
Intermediate Tax Exempt Bond Fund............................. $ 3,093
Michigan Intermediate Municipal Bond Fund..................... $ 4,185
Ohio Intermediate Tax Exempt Bond Fund........................ $ 6,493
Money Market Fund............................................. $ 5,458

              During the fiscal year ended May 31, 2007, the Trust paid the Underwriter the following amounts under the C Shares Plan:

FUND                                                               2007
----                                                               ----
Balanced Allocation Fund.......................................$  12,643
International Equity Fund......................................$  6,515
Large Cap Core Equity Fund.....................................$  3,136
Large Cap Growth Fund..........................................$  6,367
Large Cap Value Fund...........................................$  5,408
Mid Cap Value Fund.............................................$  21,899
Multi-Factor Mid Cap Growth Fund...............................$  969
Multi-Factor Small Cap Core Fund                               $  0
Multi-Factor Small Cap Focused Value Fund                      $  265
Multi-Factor Small Cap Growth Fund                             $  0
Multi-Factor Small Cap Value Fund..............................$  122,822
S & P 500 Index Fund...........................................$  12,314
Small Cap Core Fund............................................$  7,112
Small Cap Growth Fund..........................................$  1,007
Bond Fund......................................................$  1,366
Government Mortgage Fund.......................................$  13,467
Intermediate Bond Fund.........................................$  3,160
Limited Maturity Bond Fund.....................................$  3,639
Total Return Advantage Fund....................................$  1,920
Intermediate Tax Exempt Bond Fund..............................$  131
Michigan Intermediate Municipal Bond Fund......................$  863
Ohio Intermediate Tax Exempt Bond Fund.........................$  4,813
Pennsylvania Intermediate Municipal Bond Fund..................$  4,254
Money Market Fund..............................................$  831

                  During the fiscal year ended May 31, 2007, the Underwriter incurred the following expenses in connection with distribution under the A and I Shares Plan:




                                                                                                      Preparation
                                                                                       Printing and       and
                                                                           Allocable    Mailing of   Distribution
                                                     Compensation and      Overhead,   Prospectuses    of Sales
                                                      Expenses of the      Telephone     to Other     Literature
FUND                                  Compensation  Underwriter and Its   and Travel   Than Current       and
----                                   To Dealers     Sales Personnel      Expenses    Shareholders   Advertising    Totals
                                       ----------     ---------------      --------    ------------   -----------    ------
Balanced Allocation Fund
     Class A.............................$39,190           $1,513           $124            $547          $1,912     $43,286
     Class I.............................$0                $13,608          $1,119          $4,923        $6,393     $26,043
International Equity Fund
     Class A.............................$41,400           $2,273           $187            $822          $3,241     $47,923
     Class I.............................$0                $42,005          $3,455          $15,195       $59,879    $120,534
Large Cap Core Equity Fund
     Class A.............................$14,628           $846             $70             $306          $1,205     $17,005
     Class I.............................$0                $33,678          $2,770          $12,183       $48,009    $96,640
Large Cap Growth Fund
     Class A.............................$298,100          $17,203          $1,415          $6,223        $24,524    $347,465
     Class I.............................$0                $62,707          $5,157          $22,684       $89,391    $179,939
Large Cap Value Fund
     Class A.............................$149,441          $8,436           $694            $3,052        $12,026    $173,649
     Class I.............................$0                $89,906          $7,394          $32,523       $128,165   $257,988
Mid Cap Value Fund
     Class A.............................$174,404          $7,506           $617            $2,715        $10,669    $195,911
     Class I.............................$0                $16,996          $1,398          $6,148        $24,229    $48,771
Multi-Factor Mid Cap Growth Fund
     Class A.............................$41,298           $1,642           $135            $594          $2,341     $46,010
     Class I.............................$0                $1,624           $134            $587          $2,314     $4,659
Multi-Factor Small Cap Core
     Class A.............................$1,045            $479             $2              $7            $0         $1,533
     Class I.............................$0                $32,205          $93             $409          $0         $32,707
Multi-Factor Small Cap Focused Value
     Class A.............................$461              $15              $1              $5            $21        $503
     Class I.............................$0                $447             $37             $162          $637       $1,283
Multi-Factor Small Cap Growth
     Class A.............................$69               $0               $0              $0            $0         $69
     Class I.............................$0                $361             $30             $131          $514       $1,036
Multi-Factor Small Cap Value Fund
     Class A.............................$456,915          $27,431          $2,256          $9,923        $39,014    $535,539
     Class I.............................$0                $76,708          $6,309          $27,749       $109,351   $220,117
S & P 500 Index Fund
     Class A.............................$72,927           $522             $43             $189          $744       $74,425
     Class I.............................$0                $3,036           $250            $1,098        $4,328     $8,712
Small Cap Core Fund
     Class A.............................$8,029            $479             $39             $173          $683       $9,403
     Class I.............................$0                $32,205          $2,649          $11,650       $45,910    $92,414
Small Cap Growth Fund
     Class A.............................$40,140           $1,629           $134            $589          $2,322     $44,814
     Class I.............................$0                $1,923           $158            $696          $2,741     $5,518

                                                                                                       Preparation
                                                                                       Printing and        and
                                                                           Allocable    Mailing of    Distribution
                                                        Compensation and     Overhead,   Prospectuses     of Sales
                                                       Expenses of the     Telephone     to Other      Literature
FUND                                   Compensation  Underwriter and Its  and Travel   Than Current        and
----                                    To Dealers     Sales Personnel     Expenses    Shareholders    Advertising    Totals
                                        ----------     ---------------     --------    ------------    -----------    ------
Bond Fund
     Class A.............................$17,606           $548             $45             $198           $782        $19,179
     Class I.............................$0                $27,307          $2,246          $9,878         $38,928     $78,359
Government Mortgage Fund
     Class A.............................$36,210           $1,166           $96             $422           $1,662      $39,556
     Class I.............................$0                $19,132          $1,573          $6,921         $27,273     $54,899
Intermediate Bond Fund
     Class A.............................$23,397           $741             $61             $268           $1,056      $25,523
     Class I.............................$0                $29,144          $2,397          $10,543        $41,546     $83,630
Limited Maturity Bond Fund
     Class A.............................$10,297           $334             $27             $121           $476        $11,255
     Class I.............................$0                $12,630          $1,039          $4,569         $18,005     $36,293
Total Return Advantage Fund
     Class A.............................$21,213           $596             $49             $215           $849        $22,922
     Class I.............................$0                $27,283          $2,244          $9,870         $38,894     $78,291
Ultra Short Bond Fund
     Class A.............................$3,666            $98              $8              $36            $140        $3,948
     Class I.............................$0                $5,818           $478            $2,105         $8,294      $16,695
Intermediate Tax Exempt Bond Fund
     Class A.............................$14,827           $462             $38             $167           $659        $16,153
     Class I.............................$0                $8,482           $698            $3,068         $12,091     $24,339
Michigan Intermediate Municipal Bond Fund
     Class A.............................$41,685           $1,342           $110            $485           $1,912      $45,534
     Class I.............................$0                $4,415           $363            $1,587         $6,293      $12,658
Ohio Intermediate Tax Exempt Bond Fund
     Class A.............................$26,312           $810             $67             $293           $1,155      $28,637
     Class I.............................$0                $10,291          $846            $723           $14,671     $26,531
Pennsylvania Intermediate Municipal Bond Fund
     Class A.............................$5,304            $132             $11             $48            $188        $5,683
     Class I.............................$0                $2,640           $217            $955           $3,764      $7,576
Government Money Market Fund
     Class A.............................$898,531          $29,686          $2,441          $10,739        $42,318     $983,715
     Class I.............................$0                $42,106          $3,463          $15,232        $60,024     $120,825
Money Market Fund
     Class A.............................$2,073,134        $65,201          $5,362          $23,586        $92,946     $2,260,229
     Class I.............................$0                $181,495         $14,927         $65,655        $258,728    $520,805
Ohio Municipal Money Market Fund
     Class A.............................$208,062          $6,207           $510            $2,245         $8,848      $225.872
     Class I.............................$                 $23,488          $1,932          $8,497         $33,483     $67,400

                                                                                                      Preparation
                                                                                      Printing and        and
                                                                          Allocable    Mailing of    Distribution
                                                      Compensation and    Overhead,   Prospectuses     of Sales
                                                       Expenses of the    Telephone     to Other      Literature
FUND                                   Compensation  Underwriter and Its and Travel   Than Current        and
----                                    To Dealers     Sales Personnel    Expenses    Shareholders    Advertising    Totals
                                        ----------     ---------------    --------    ------------    -----------    ------
Pennsylvania Tax Exempt Money Market Fund
     Class A............................$132,530          $4,030           $331         $1,458         $5,745       $144,094
     Class I............................$0                $8,539           $702         $3,089         $12,172      $24,502
Tax Exempt Money Market Fund
     Class A............................$476,945          $14,772          $1,285       $5,344         $21,057      $519,403
     Class I............................$0                $36,249          $2,981       $13,113        $51,675      $104,024
Treasury Money Market Fund
     Class A............................$29,740           $1,037           $85          $875           $1,478       $33,215
     Class I............................$0                $13,870          $1,141       $5,018         $19,733      $39,762

                  During the fiscal year ended May 31, 2007, the Underwriter incurred the following expenses in connection with distribution under the B Shares Plan:

                                                                                                           Preparation
                                                                                            Printing and       and
                                                                                Allocable    Mailing of   Distribution
                                                           Compensation and     Overhead,   Prospectuses    of Sales
                                                            Expenses of the     Telephone     to Other     Literature
FUND                                        Compensation  Underwriter and Its  and Travel   Than Current       and
----                                         To Dealers     Sales Personnel     Expenses    Shareholders   Advertising  Totals
                                             ----------     ---------------     --------    ------------   -----------  ------
Balanced Allocation Fund...................  $14,671        $0                  $0          $0             $0           $14,671
International Equity Fund..................  $3,013         $0                  $0          $0             $0           $3,013
Large Cap Core Equity Fund.................  $7,403         $0                  $0          $0             $0           $7,403
Large Cap Growth Fund......................  $17,697        $0                  $0          $0             $0           $17,697
Large Cap Value Fund.......................  $22,267        $0                  $0          $0             $0           $22,267
Mid Cap Value Fund.........................  $12,134        $0                  $0          $0             $0           $12,134
Multi-Factor Mid Cap Growth Fund...........  $2,583         $0                  $0          $0             $0           $2,583
Multi-Factor Small Cap Value Fund..........  $36,349        $0                  $0          $0             $0           $36,349
S & P 500 Index Fund.......................  $9,806         $0                  $0          $0             $0           $9,806
Small Cap Core Fund........................  $1,094         $0                  $0          $0             $0           $1,094
Small Cap Growth Fund......................  $3,388         $0                  $0          $0             $0           $3,388
Bond Fund..................................  $1,615         $0                  $0          $0             $0           $1,615
Government Mortgage Fund...................  $8,395         $0                  $0          $0             $0           $8,395
Intermediate Bond Fund.....................  $12,336        $0                  $0          $0             $0           $12,336
Limited Maturity Bond Fund.................  $1,725         $0                  $0          $0             $0           $1,725
Total Return Advantage Fund................  $3,079         $0                  $0          $0             $0           $3,079
Intermediate Tax Exempt Bond Fund..........  $1,032         $0                  $0          $0             $0           $1,032
Michigan Intermediate Municipal Bond Fund..  $1,353         $0                  $0          $0             $0           $1,353
Ohio Intermediate Tax Exempt Bond Fund.....  $2,085         $0                  $0          $0             $0           $2,085

                                                                                                        Preparation
                                                                                         Printing and       and
                                                                             Allocable    Mailing of   Distribution
                                                        Compensation and     Overhead,   Prospectuses    of Sales
                                                         Expenses of the     Telephone     to Other     Literature
FUND                                     Compensation  Underwriter and Its  and Travel   Than Current       and
----                                      To Dealers     Sales Personnel     Expenses    Shareholders   Advertising   Totals
                                          ----------     ---------------     --------    ------------   -----------   ------
Money Market Fund.......................  $1,803         $0                  $0          $0             $0            $1,803
Tax Exempt Money Market Fund............  $0             $0                  $0          $0             $0            $0

                  During the fiscal year ended May 31, 2007, the Underwriter incurred the following expenses in connection with distribution under the C Shares Plan:

                                                                                                    Preparation
                                                                                     Printing and        and
                                                                         Allocable    Mailing of    Distribution
                                                     Compensation and    Overhead,   Prospectuses     of Sales
                                                      Expenses of the    Telephone     to Other      Literature
FUND                                  Compensation  Underwriter and Its  and Travel   Than Current        and
----                                   To Dealers     Sales Personnel     Expenses    Shareholders    Advertising   Totals
                                       ----------     ---------------     --------    ------------    -----------   ------
Balanced Allocation Fund..............  $16,531            $147               $12         $53             $210     $16,953
International Equity Fund.............  $7,595             $77                $6          $28             $110     $7,816
Large Cap Core Equity Fund............  $3,841             $37                $3          $13             $53      $3,947
Large Cap Growth Fund.................  $6,556             $76                $6          $27             $108     $6,773
Large Cap Value Fund..................  $5,888             $63                $5          $23             $90      $6,069
Mid Cap Value Fund....................  $18,423            $250               $21         $91             $357     $19,142
Multi-Factor Mid Cap Growth Fund......  $1,086             $12                $1          $4              $16      $1,119
Multi-Factor Small Cap Core...........  $0                 $0                 $0          $0              $0       $0
Multi-Factor Small Cap Focused Value..  $0                 $3                 $0          $1              $4       $8
Multi-Factor Small Cap Growth.........  $0                 $0                 $0          $0              $0       $0
Multi-Factor Small Cap Value..........  $151,512           $1,439             $118        $521            $2,051   $155,941
S & P 500 Index Fund..................  $13,875            $145               $12         $52             $207     $14,291
Small Cap Core Fund...................  $7,074             $84                $7          $30             $120     $7,315
Small Cap Growth Fund.................  $1,300             $12                $1          $4              $17      $1,334
Bond Fund.............................  $1,831             $16                $1          $6              $23      $1,877
Government Mortgage Fund..............  $14,411            $160               $13         $58             $229     $14,871
Intermediate Bond Fund................  $3,363             $38                $3          $14             $54      $3,472
Limited Maturity Bond Fund............  $4,821             $43                $4          $16             $62      $4,946
Total Return Advantage Fund...........  $1,809             $23                $2          $8              $32      $1,874
Intermediate Tax Exempt Bond Fund.....  $151               $2                 $0          $1              $2       $156
Michigan Intermediate Municipal Bond
Fund .................................  $1,103             $10                $1          $4              $15      $1,133
Ohio Intermediate Tax Exempt Bond
Fund .................................  $6,408             $57                $5          $21             $81      $6,572
Pennsylvania Intermediate Municipal
Bond Fund.............................  $4,919             $51                $4          $18             $72      $5,064
Money Market Fund.....................  $926               $10                $1          $4              $14      $955



                  The Adviser,  its  affiliates  or the Funds'  Underwriter  may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the Funds or provide other services. Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees paid by the Funds. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, record-keeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list or in other sales programs, as consistent with applicable rules of the SEC and National Association of Securities Dealers. These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the Funds to you, subject to their suitability as an investment option. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of the Funds' shares or the provision of services to the Funds.

                  From time to time, the Adviser or the Funds' Underwriter also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts, occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.


CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS

                  PFPC Trust Company, with offices at, 8800 Tinicum Boulevard, Philadelphia, PA 19153, serves as custodian (the "Custodian) to the Trust pursuant to a Custodian Services Agreement dated February 21, 2006. The Custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Prior to February 21, 2006, NCB served as the Trust's custodian with respect to the Funds.

                  PFPC, in its role as transfer agent, is located at 760 Moore Road, King of Prussia, PA 19406 and provides transfer agency and dividend disbursing agent services for the Funds pursuant to a Transfer Agency and Service Agreement dated June 10, 2006. As part of these services, PFPC maintains records pertaining to the sale, redemption, and transfer of Fund shares and distributes each Fund's cash distributions to shareholders. Prior to June 10, 2006, State Street Bank and Trust Company served as the Trust's transfer agent and dividend disbursing agent with respect to the Funds.

                            SHAREHOLDER SERVICES PLAN

                  The Trust has implemented a Shareholder Services Plan with respect to Class A Shares, Class B Shares and Class C Shares (the "Services
Plan") pursuant to which the Trust may enter into agreements with financial institutions pertaining to the provision of administrative services to their customers who are the beneficial owners of a Fund's Class A Shares, Class B Shares or Class C Shares in consideration for payments for such services. The Services Plan provides for the payment (on an annualized basis) of up to 0.25% of the NAV attributable to each Fund's Class A Shares, Class B Shares or Class C Shares held by a financial institution's customers.

                  Services under the Services Plan may include:

                  (i) aggregating and processing purchase and redemption requests from customers;
                  (ii) providing customers with a service that invests the assets of their accounts in Class A Shares, Class B Shares or Class C Shares;
                  (iii)  processing dividend payments from the Funds;
                  (iv) providing information periodically to customers showing their position in Class A Shares, Class B Shares or Class C Shares;
                  (v)    arranging for bank wires;
                  (vi) responding to customer inquiries relating to the services performed with respect to Class A Shares, Class B Shares or Class C Shares beneficially owned by customers;
                  (vii) providing subaccounting for customers or providing information to the transfer agent for subaccounting;
                  (viii) forwarding shareholder communications; and
                  (ix)   other similar services requested by the Trust.

     Agreements between the Trust and financial institutions will be terminable, without penalty, at any time by the Trust.

                             PORTFOLIO TRANSACTIONS

                  Pursuant to the Advisory Agreements and the Sub-Advisory Agreements, the Adviser and Sub-Adviser are responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Funds. The Adviser and Sub-Adviser purchase portfolio securities either directly from the issuer or from an underwriter or broker and/or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.

                  For the last three fiscal years, the Funds paid brokerage commissions in the aggregate as follows:


FUND                                                                      2007              2006             2005
----                                                                      ----              ----             ----

Balanced Allocation Fund............................................   $  179,928      $    216,433     $    245,635
International Equity Fund...........................................   $  430,299      $    637,191     $  1,413,671
Large Cap Core Equity Fund..........................................   $  325,837      $    342,069     $    362,484
Large Cap Growth Fund...............................................   $1,020,898      $  1,731,832     $  1,403,888
Large Cap Value Fund................................................   $1,286,727      $    926,985     $    625,617
Mid Cap Value Fund..................................................   $  589,571      $    162,824     $    183,919
Multi-Factor Mid Cap Growth Fund....................................   $   66,661      $     46,681     $    614,103
Multi-Factor Small Cap Core.........................................   $   96,955      $   7,591(1)                *
Multi-Factor Small Cap Focused Value................................   $    8,708      $  10,719(1)                *
Multi-Factor Small Cap Growth.......................................   $   14,704      $   8,423(1)                *
Multi-Factor Small Cap Value Fund...................................   $1,272,730      $  4,818,102     $  5,924,318
S&P 500 Index Fund..................................................   $   35,177      $     88,897     $    124,099
Small Cap Core Fund.................................................   $  247,270      $    373,819     $    302,129
Small Cap Growth Fund...............................................   $  101,944      $    114,456     $  2,048,865
Bond Fund...........................................................   $        0      $          0     $        810
Government Mortgage Fund............................................   $        0      $          0     $          0
Intermediate Bond Fund..............................................   $        0      $          0     $      1,080
Limited Maturity Bond Fund..........................................   $        0      $          0     $          0
Total Return Advantage Fund.........................................   $        0      $     16,200     $        630
Ultra Short Bond Fund...............................................   $        0      $          0     $          0
Intermediate Tax Exempt Bond Fund...................................   $        0      $          0     $          0
Michigan Intermediate Municipal Bond Fund...........................   $        0      $          0     $          0
Ohio Intermediate Tax Exempt Bond Fund..............................   $        0      $          0     $          0
Pennsylvania Intermediate Municipal Bond Fund.......................   $        0      $          0     $          0

------------------------------
*    Not in operation during the period
(1)  For the Period  September 30, 2005  (commencement of operations) to May 31,
     2006


                  While the Adviser and Sub-Adviser generally seek competitive spreads or commissions, they may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser and Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. Under the Advisory Agreements and the Sub-Advisory Agreement, pursuant to Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser and Sub-Adviser are authorized to negotiate and pay higher brokerage commissions in exchange for research services rendered by broker-dealers. Subject to this consideration, broker-dealers who provide supplemental investment research to the Adviser and Sub-Adviser may receive orders for transactions by the Funds. Such research services may include research reports on companies, industries and securities; economic and financial data; financial publications; computer databases; quotation equipment and services; and research oriented computer hardware, software and other services. Nevertheless, research services are only one of many factors considered in selecting broker-dealers. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and Sub-Adviser and does not reduce the fees payable to the Adviser by the Funds or to the Sub-Adviser by the Adviser. Such information may be useful to the Adviser and Sub-Adviser in serving both the Funds and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the Adviser and Sub-Adviser in carrying out their obligations to the Funds.

                  Portfolio securities will not be purchased from or sold to the Trust's Adviser, Sub-Adviser, Underwriter, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, a Fund will not give preference to the Adviser's or Sub-Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

                  Each Fund may at times invest in securities of its regular broker-dealers or the parent of its regular broker-dealers. The value of each Fund's aggregate holdings of securities of its regular broker-dealers as of May 31, 2007 is as follows:

                                                                                            VALUE OF FUND'S
                                                                                            AGGREGATE HOLDINGS OF
FUND NAME                                         ISSUER                                    ISSUER
------------------------------------------------- ----------------------------------------- --------------------------
Balanced Allocation Fund                          Bank of America                           $1,246,000
                                                  Goldman Sachs & Co.                       $1,240,000
                                                  Morgan Stanley & Co. Inc                  $1,016,000

------------------------------------------------- ----------------------------------------- --------------------------
Large Cap Core Equity Fund                        Bank of America                           $5,794,000
                                                  Goldman, Sachs & Co.                      $5,039,000

------------------------------------------------- ----------------------------------------- --------------------------
Large Cap Growth Fund                             Goldman Sachs & Co.                       $8,208,000

------------------------------------------------- ----------------------------------------- --------------------------
Large Cap Value Fund                              Bank of America                           $111,111,000
                                                  Goldman, Sachs & Co.                      $6,649,000

------------------------------------------------- ----------------------------------------- --------------------------
S&P 500 Index Fund                                Bank of America                           $3,238,000
                                                  Goldman, Sachs & Co.                      $1,345,000
                                                  Morgan Stanley & Co., Inc.                $1,282,000
                                                  Lehman Brothers Inc.                      $547,000
                                                  PNC Bank                                  $386,000

------------------------------------------------- ----------------------------------------- --------------------------
Total Return Advantage Fund                       Lehman Brothers Holdings                  $76,354,000
                                                  Bank of America                           $21,027,000
                                                  Morgan Stanley & Co., Inc.                $12,893,000
                                                  Deutsche Bank Securities, Inc.            $5,198,000
                                                  Goldman, Sachs & Co.                      $2,038,000

------------------------------------------------- ----------------------------------------- --------------------------
Bond Fund                                         Lehman Brothers Holdings (MTN)            $66,833,000
                                                  Bank of America                           $16,521,000
                                                  Morgan Stanley & Co., Inc.                $9,937,000
                                                  Deutsche Bank Securities, Inc.            $6,473,000
                                                  Goldman Sachs & Co.                       $1,777,000

------------------------------------------------- ----------------------------------------- --------------------------
Intermediate Bond Fund                            Lehman Brothers Holdings (MTN)            $66,652,000
                                                  Bank of America                           $16,998,000
                                                  Goldman, Sachs & Co                       $2,401,000

------------------------------------------------- ----------------------------------------- --------------------------
                                                  Lehman Brothers Inc.                      $4,534,000
Ultra Short Bond Fund                             Bank of America                           $1,934,000
                                                  Morgan Stanley & Co., Inc.                $674,000


------------------------------------------------- ----------------------------------------- --------------------------

------------------------------------------------- ----------------------------------------- --------------------------
Money Market Fund                                 Greenwich Capital                         $199,005,000
                                                  Goldman Sachs & Co.                       $158,418,000
                                                  Bank of America                           $128,000,000
                                                  Barclays Bank PLC                         $94,997,000
                                                  Deutsche Bank                             $67,000,000
                                                  Morgan Stanley & Co., Inc.                $65,518,000
                                                  Merrill Lynch                             $25,000,000

------------------------------------------------- ----------------------------------------- --------------------------
Government Money Market Fund                      Bank of America                           $199,000,000
                                                  Barclays                                  $195,000,000
                                                  Barclays Bank PLC                         $40,000,000
                                                  Goldman Sachs & Co.                       $40,000,000
                                                  Greenwich Capital                         $40,000,000

------------------------------------------------- ----------------------------------------- --------------------------
Government Mortgage Fund                          Lehman Brothers Inc.                      $4,333,000
                                                  Bank of America                           $979,000
                                                  Morgan Stanley & Co., Inc.                $644,000

------------------------------------------------- ----------------------------------------- --------------------------


                  The Adviser has agreed to maintain a policy and practice of conducting its investment management activities independently of the respective commercial departments of all of the Adviser's affiliates. In making investment decisions for the Funds, the Adviser's personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Funds' accounts are customers of the commercial departments of any of the Adviser's affiliates.

                  Investment decisions for a Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the Adviser or Sub-Adviser. Such other Funds, investment companies and accounts may also invest in the same securities as a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser or Sub-Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. In connection therewith, and to the extent permitted by law, and by the Advisory Agreements and the Sub-Advisory Agreement, the Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or advisory clients.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


                  Ernst & Young LLP, Independent Registered Public Accounting Firm, with offices at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serve as the Independent Registered Public Accounting Firm for the Funds. The financial highlights for the Funds included in the Prospectuses and the financial statements for the Funds contained in the Allegiant Funds 2007 Annual Report are incorporated by reference into this SAI and were audited by Ernst & Young LLP.


                                     COUNSEL

                  Drinker Biddle & Reath LLP (of which Ms. Talley, Secretary of the Trust, is a partner), with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, is counsel to the Trust and will pass upon the legality of the shares offered hereby. Squire, Sanders & Dempsey L.L.P., 4900 Key Center, 127 Public Square, Cleveland, Ohio 44114-1304, acts as special Ohio counsel for the Trust with respect to certain matters under Ohio law. Dickinson Wright PLLC, 38525 Woodward Avenue, Suite 2000, Bloomfield Hills, Michigan 48304-2970, acts as special Michigan counsel for the Trust with respect to certain matters under Michigan law.

                             PERFORMANCE INFORMATION

YIELD FOR THE FIXED INCOME FUNDS AND TAX-EXEMPT BOND FUNDS

                  A Fund's "yield" is calculated by dividing the Fund's net investment income per share earned during a 30-day period (or another period permitted by the rules of the SEC) by the NAV per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                    Yield = 2 [([(a-b)/cd] + 1)6) - 1]

         Where:            a =      dividends and interest earned during the
                                    period.

                           b = expenses accrued for the period (net of reimbursements).

                           c =      the  average   daily   number  of  shares
                                    outstanding during the period that were entitled to receive dividends.

                           d = maximum offering price per share on the last day of the period.

                  The Fixed Income Funds and Tax-Exempt Bond Funds calculate interest earned on debt obligations held in their portfolios by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30-day period, or, with respect to obligations purchased during the 30-day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30-day period that the obligation is in the Fund. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

                  Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

                  Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the NAV per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. For applicable sales charges, see "Sales Charges - Front-End Sales Charges - Class A Shares" and "Sales Charges - Contingent Deferred Sales Charges
- Class B Shares and Class C Shares".

                  The "tax-equivalent yield" is computed by dividing the portion of a Fund's yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and adding that figure to that portion, if any, of the Fund's yield that is not exempt from federal income tax.

YIELDS FOR THE MONEY MARKET FUNDS

                  Yields for the Money Market Funds are computed by: (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in a Money Market Fund having a balance of one share at the beginning of a seven-day period, for which the yield is to be quoted; (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return; and (3) annualizing the results (i.e., multiplying the base period return by (365/7)). The net change in the value of the account in each Money Market Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees that are charged by a Money Market Fund to all shareholder accounts in proportion to the length of the base period, other than non-recurring account and sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Money Market Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective compound yield quotation for each Money Market Fund is computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

                  The Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds may calculate a "tax equivalent yield." The tax equivalent yield is computed by dividing that portion of a Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's computed yield that is not tax-exempt.

TOTAL RETURN

                  Each Fund (other than the Money Market Funds) computes its "average annual total return (before taxes)" by determining the average annual compounded rate of return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                             T = [(ERV / P)1/n - 1]

         Where:            T =      average annual total return

                           ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period

                           P =      hypothetical initial payment of $1,000

                           n = period covered by the computation, expressed in terms of years

                  Each Fund computes its aggregate total returns (before taxes) by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                 T = (ERV/P) - 1

                  The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to the Fund's mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of any contingent deferred sales charges and other nonrecurring charges at the end of the measuring period covered by the computation.

                  "Average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund (other than the Money Market Funds) are included in the Prospectuses.

                  "Average  annual total return (after taxes on  distributions)"
for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards: (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

                  "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards: (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels; (ii) the impact of the federal alternative minimum tax; and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

PERFORMANCE REPORTING

                  From time to time the performance of the Funds may be quoted in advertisements and various financial publications.

                  The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

                                  MISCELLANEOUS

                  The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations.

                  As used in this SAI, a "vote of the holders of a majority of the outstanding shares" of the Trust or a particular investment fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Trust or such fund or
(b) 67% or more of the shares of the Trust or such fund present at a meeting if more than 50% of the outstanding shares of the Trust or such fund are represented at the meeting in person or by proxy.

                  The assets belonging to a Fund include the consideration received by the Trust upon the issuance of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to the Fund. In determining a Fund's NAV, assets belonging to a Fund are charged with the liabilities with respect to that Fund.


                  As of September 4, 2007, the following persons owned of record 5 percent or more of the outstanding shares of the Funds of the Trust:




FUND NAME AND CLASS/ SHAREHOLDER                                                   SHARES OUTSTANDING           PERCENTAGE

BALANCED ALLOCATION FUND CLASS C

FIRST CLEARING, LLC
DARLENE K BRYAN (IRA)
FCC AS CUSTODIAN
WHITELAND IN 46184-9710                                                                    17,331.631                9.66%

FIRST CLEARING, LLC
SANDRA L BUTTS (IRA)
FCC AS CUSTODIAN
SPENCER IN 47460-6618                                                                      31,523.301               17.58%

FIRST CLEARING, LLC
WALLACE N CHASE (IRA)
FCC AS CUSTODIAN
INDIANAPOLIS IN 46236-9735                                                                 11,367.758                6.34%

BALANCED ALLOCATION FUND CLASS I

SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                                   952,789.671                7.93%

WHITELAW & CO
FBO NC S & I PLAN I
TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984                                                                4,406,776.741               36.69%

NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                                 5,593,074.584               46.57%

BOND FUND CLASS B

PERSHING LLC
JERSEY CITY NJ 07303-2052                                                                   2,118.779                5.32%

FIRST CLEARING, LLC
ELIZABETH G LIMMEX (IRA)
FCC AS CUSTODIAN
CLEVELAND OH 44143                                                                          2,527.710                6.35%

FIRST CLEARING, LLC
AGNES A ARABIAN (IRA)
FCC AS CUSTODIAN
ROCKY RIVER OH 44116-1241                                                                   3,332.072                8.37%

FIRST CLEARING CORPORATION
GEORGE J FLAMIK (IRA) R/O
FCC AS CUSTODIAN
ROCKY RIVER OH 44116-3615                                                                   2,767.911                6.95%

FIRST CLEARING, LLC
MARY E. HOLMAN
PATASKALA OH 43062-9659                                                                     2,004.581                5.03%

FIRST CLEARING CORPORATION
DONALD J KUBEC (IRA)
FCC AS CUSTODIAN
SEVEN HILLS OH 44131-4038                                                                   3,520.808                8.84%

FIRST CLEARING CORPORATION
CARMELLA YOUNG (IRA) R/O
FCC AS CUSTODIAN
ROCKFORD IL 61102-1350                                                                      2,022.268                5.08%

BOND FUND CLASS C

RAYMOND JAMES & ASSOC INC
FBO CULP CARL
ST PETERSBURG FL 33716-1102                                                                 2,152.011               11.47%


FIRST CLEARING, LLC
HARRIET L GLENN
TOD REGISTRATION
PITTSBURGH PA 15236-2354                                                                    7,626.674               40.65%

RAYMOND JAMES & ASSOC INC
FBO FOUCHE IRA
ST PETERSBURG FL 33716-1102                                                                 1,040.282                5.54%

PERSHING LLC
JERSEY CITY, NJ 07303-9998                                                                  1,261.965                6.73%

PERSHING LLC
JERSEY CITY, NJ 07303-2052                                                                  1,291.457                6.88%

BOND FUND CLASS I

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                                 5,620,896.032               15.35%

SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44135-1389                                                               20,574,642.516               56.19%

SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                                 4,735,498.131               12.93%

NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                                 3,223,920.557                8.80%

GOVERNMENT MONEY MARKET FUND CLASS A

NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
COLUMBUS OH 43222-1419                                                                286,311,433.830               79.45%

WHEAT FIRST SECURITIES
GLEN ALLEN VA 23058-6629                                                               61,791,051.920               17.15%

GOVERNMENT MONEY MARKET FUND CLASS I

NATIONAL CITY BANK
CLEVELAND OH 44135-1389                                                               403,052,545.240               85.97%

NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                                25,575,276.600                5.46%

GOVERNMENT MORTGAGE FUND CLASS B

FIRST CLEARING, LLC
CHARLES ZAMZOW (IRA)
FCC AS CUSTODIAN
BATTLE CREEK MI 49017-4732                                                                 21,932.898                6.75%

GOVERNMENT MORTGAGE FUND CLASS C

NFS LLC FEBO
GREGORY FOLTZ
VICKI FOLTZ
PLANO TX 75093-4345                                                                         7,171.152                5.19%

NFS LLC FEBO
NFS/FMTC IRA
FBO EDMOND JOE WEBSTER
PRESCOTT AZ 86303-5506                                                                      9,894.554                7.16%

FIRST CLEARING, LLC
CA LODGING INDUSTRY
ASSOCIATION
SACRAMENTO CA 95852-0918                                                                    7,267.513                5.26%

GOVERNMENT MORTGAGE FUND CLASS I

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                                18,161,851.155               67.02%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                                 3,140,165.177               11.59%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                                 3,848,432.862               14.20%

NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                                 1,688,506.835                6.23%

INTERMEDIATE BOND FUND CLASS C

FIRST CLEARING, LLC
HARRIET L GLENN
TOD REGISTRATION
PITTSBURGH PA 15236-2354                                                                    6,665.938               18.44%

RBC DAIN RAUSCHER
FBO SAMUEL E TAYLOR
SAMUEL E TAYLOR REV. TRUST
MARCO ISLAND  FL     34145-0091                                                            10,239.614               28.33%

MERRILL LYNCH PIERCE FENNER &
SMITH INC
FOR THE SOLE BENEFIT OF ITS
CUSTOMERS
JACKSONVILLE FL  32246-6486                                                                 4,221.000               11.68%

INTERMEDIATE BOND FUND CLASS I

SHELDON & CO
C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                                 7,961,442.396               24.96%

SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44135-1389                                                               12,154,883.542               38.11%

SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                                 9,669,310.088               30.31%

NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                                 1,846,347.388                5.79%

INTERMEDIATE TAX EXEMPT BOND FUND CLASS A

CAREN M PETERSON
ROCKFORD IL 61107-1354                                                                     31,347.968                6.25%

INTERMEDIATE TAX EXEMPT BOND FUND CLASS B

BEAR STEARNS SECURITIES CORP.
BROOKLYN NY 11201-3859                                                                      3,625.188                8.69%

FIRST CLEARING, LLC
SHARON S YATES
INDIANAPOLIS IN 46229-6040                                                                  5,369.482               12.87%

DAVID J WILLIAMS
INDIANAPOLIS IN 46239-1833                                                                  2,304.387                5.53%

FIRST CLEARING, LLC
EMILY T WHEELER TRUST
EMILY T WHEELER TTEE
EAST TAWAS MI  48730-9330                                                                  10,306.094               24.71%

FIRST CLEARING, LLC
JOHN D WHEELER TRUST
EAST TAWAS MI       48730-9330                                                             10,298.220               24.69%

UBS FINANCIAL SERVICES INC.
FBO FRANCES M. SCHMIDT TRUST
FRANCES M. SCHMIDT TTEE
TRAVERSE CITY    MI 49686-1971                                                              2,429.543                5.83%

INTERMEDIATE TAX EXEMPT BOND FUND CLASS C

FRANK J SHANNON III
MANASSAS VA 20112-2000                                                                        560.743               45.34%

WELLS FARGO INVESTMENTS LLC
MINNEAPOLIS, MN 55402                                                                         618.377               50.00%

INTERMEDIATE TAX EXEMPT BOND FUND CLASS I

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                                   863,039.958                9.07%

SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                                 8,455,432.556               88.83%

INTERNATIONAL EQUITY FUND CLASS C

FIRST CLEARING, LLC
IRONWORKERS JOINT
APPRENTICESHIP PROGRAM
INDIANAPOLIS IN     46202-2041                                                              4,871.994                8.31%

FIRST CLEARING, LLC
JAMES LEVIN AND
JILL LEVIN
CLEVELAND OH 44113-2948                                                                     4,362.050                7.44%

MS&CO FBO
PAUL E DORMONT
NEW PROVIDENCE NJ 07974-1214                                                                3,500.906                5.97%

UBS FINANCIAL SERVICES INC. FBO
UBS-FINSVC CDN FBO
DR PAUL VINCENT KENNEDY
WEEHAWKEN NJ 07086-8154                                                                     3,255.208                5.55%

MS&CO FBO
MS BRENDA C SUNKENBERG
WESTWOOD NJ 07675-2851                                                                      3,992.423                6.81%

MS&CO C/F
BRENDA C SUNKENBERG
IRA STANDARD
WESTWOOD NJ 07675-2851                                                                      2,933.742                5.00%

INTERNATIONAL EQUITY FUND CLASS I

KEY BANK NA TTEE FBO
FOUNDATION BALANCED FUND
CLEVELAND OH 44101-4871                                                                 3,168,587.300               16.05%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                                 2,370,714.854               12.01%

SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                                 4,728,174.699               23.95%

SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                                 8,572,034.862               43.42%

LARGE CAP CORE EQUITY FUND CLASS C

FIRST CLEARING, LLC
DOROTHY L ACKERS
ROBERT J HENDERSON JTWROS
RUSHVILLE OH 43150-9641                                                                     3,924.175               13.83%

FIRST CLEARING, LLC
BETTY J STURGILL
TOD REGISTRATION
RUSSELL KY  41169-1667                                                                      2,825.027                9.96%

PFPC TRUST COMPANY
CUST FOR SEP IRA OF
STEPHEN M ANDRASSY
PARMA HEIGHTS OH 44130-3001                                                                 1,866.273                6.58%

PFPC TRUST COMPANY
CUST FOR THE IRA OF
DARYL H WILL
OVIEDO FL 32765-8999                                                                        3,251.778               11.46%

RAYMOND JAMES & ASSOC INC
FBO SPARKS IRA
ST PETERSBURG  FL 33716                                                                     1,845.146                6.50%

LARGE CAP CORE EQUITY FUND CLASS I

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                                14,659,078.931               87.08%

LARGE CAP GROWTH FUND CLASS I

SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                                 2,811,527.868               13.60%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                                 3,158,925.110               15.28%

SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44135-1389                                                                5,534,166.812               26.77%

WHITELAW & CO
FBO NC S & I PLAN I
TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984                                                                8,094,331.250               39.16%

LARGE CAP GROWTH FUND CLASS A

STATE STREET BANK & TRUST TTEE
FBO FIRST ENERGY CORP SAVINGS PLAN
WESTWOOD MA 02090-2318                                                                  4,367,982.606               76.02%

LARGE CAP GROWTH FUND CLASS C

FIRST CLEARING, LLC
IRONWORKERS JOINT
APPRENTICESHIP PROGRAM
INDIANAPOLIS IN  46202-2041                                                                 2,727.593                8.28%

FIRST CLEARING LLC FBO 61425479
CAROLYN A PAGEL (IRA)
FCC AS CUSTODIAN
LAKEWOOD OH 44107-3601                                                                      2,771.547                8.41%

RAYMOND JAMES & ASSOC INC
FBO LORENZ IRA
ST PETERSBURG FL 33716-1102                                                                 1,694.326                5.14%

LARGE CAP VALUE FUND CLASS C

FIRST CLEARING, LLC
HARRIET L GLENN (IRA)
FCC AS CUSTODIAN
PITTSBURGH PA 15236-2354                                                                    1,907.335                5.19%

A G EDWARDS & SONS INC C/F
ROGER TIMOTHY SLATTERY
ROLLOVER IRA ACCOUNT
ALAMEDA CA 94501-5330                                                                       3,032.255                8.26%

A G EDWARDS & SONS INC
JEFFRY S BUTLER &
LYSSA E BUTLER TTEE
ST LOUIS, MO 63103                                                                          2,222.744                6.05%

A G EDWARDS & SONS INC
CHARLES HUNGERFORD
ROLLOVER IRA ACCOUNT
SAINT LOUIS MO 63103-2205                                                                   5,882.654               16.02%

NFS LLC FEBO
NFS/FMTC IRA
FBO SHELLEY E PLYMALE JR
OVERLAND PARK KS 66213-2038                                                                 2,036.623                5.55%

LARGE CAP VALUE FUND CLASS I

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                                 3,876,155.103               11.22%

SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44135-1389                                                               14,844,056.230               42.97%

SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                                 3,959,605.170               11.46%

WHITELAW & CO
FBO NC S & I PLAN I
TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984                                                                7,122,954.673               20.62%

NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                                 2,357,016.021                6.82%

LIMITED MATURITY BOND FUND CLASS A

FIRST CLEARING, LLC
THE JOHN HENRY COMPANY
ATTN SHAHRIAR GODDOUSI
LANSING MI  48906-9111                                                                     39,996.318               10.78%

LIMITED MATURITY BOND FUND CLASS B

FIRST CLEARING, LLC
ELEANOR A BORTHWICK TRUST
ELEANOR A BORTHWICK TTEE
CLEVELAND OH 44101                                                                          3,363.309                6.45%

FIRST CLEARING CORPORATION
ADELE L BOWDEN (IRA)
FCC AS CUSTODIAN
MENTOR OH 44060-2932                                                                        2,724.659                5.23%

FIRST CLEARING, LLC
DAVID J DYER
ELSIE L DYER
ENGLEWOOD FL  34223                                                                         6,509.824               12.49%

FIRST CLEARING, LLC
CLARA EVANS
COLUMBUS OH 43235-7251                                                                      2,690.232                5.16%

FIRST CLEARING, LLC
ANNE H LITTLEFIELD
FORT WAYNE IN 46815-6519                                                                    3,797.925                7.29%

FIRST CLEARING CORPORATION
HAZEL LANHAM
DANVILLE KY 40422-9711                                                                      3,887.572                7.46%

FIRST CLEARING CORPORATION
RAYMER INVESTMENT
CRESTWOOD KY 40014                                                                          3,818.034                7.32%

LIMITED MATURITY BOND FUND CLASS C

FIRST CLEARING, LLC
ANITA JOYCE RYAN TRUST
ANITA JOYCE RYAN TTEE
BOURBONNAIS IL 60914-1682                                                                   2,239.708                5.21%

FIRST CLEARING, LLC
WILLIAM R GILBERT
WINTHROP HARBOR IL 60096-1537                                                               5,339.397               12.41%

FIRST CLEARING, LLC
FARRELL HENDERSON AND
PATRICIA HENDERSON
INDIANAPOLIS IN 46205-1957                                                                  8,634.525               20.08%

PFPC TRUST COMPANY
CUST FOR THE IRA OF
ALAN G YOUNG
MAITLAND FL 32751-4223                                                                     15,243.854               35.44%

LIMITED MATURITY BOND FUND CLASS I

SHELDON & CO
FUTURE QUEST-C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                                 6,181,988.760               39.09%

SHELDON & CO. (REINV)
FUTURE QUEST-C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                                 7,127,877.107               45.07%

NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                                 1,182,460.274                7.48%

MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND CLASS A

FIRST CLEARING, LLC
BHAVANA A PAI
GRANGER IN 46530-7060                                                                      70,990.163                5.62%

FIRST CLEARING, LLC
PATRICK F OWENS
ELEANOR KRETZ
BIRCH RUN MI  48415-8728                                                                  194,654.685               15.42%

MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND CLASS B

FIRST CLEARING, LLC
RICHARD T. BAILEY & SHIRLEY A.
BAILEY REV TRUST
ROYAL OAK MI 48067-2036                                                                    18,678.645               41.21%

FIRST CLEARING, LLC
EMILY T WHEELER TRUST
EMILY T WHEELER TTEE
EAST TAWAS MI  48730-9330                                                                  10,028.173               22.12%

FIRST CLEARING, LLC
JOHN D WHEELER TRUST
EAST TAWAS MI 48730-9330                                                                    9,937.463               21.92%

MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND CLASS C

FIRST CLEARING, LLC
RAIMONDS T ZIEMELIS
MUSKEGON MI 49445-2630                                                                      2,221.108               59.90%

RAYMOND JAMES & ASSOC INC
FBO FOX TR
ST PETERSBURG FL 33716-1102                                                                   415.597               11.21%

ARMOND W MOORE
THREE RIVERS MI 49093-1492                                                                  1,071.276               28.89%

MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND CLASS I

SHELDON & CO
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                                   318,198.673                7.59%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                                 3,771,232.244               89.92%

MID CAP VALUE FUND CLASS A

NATIONWIDE TRUST COMPANY FSB
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029                                                                  1,635,789.862               14.06%

CHARLES SCHWAB & CO INC
ATTN MUTUAL FUNDS
SPECIAL CUSTODY ACCOUNT
SAN FRANCISCO CA 94104-4151                                                             4,541,214.919               39.03%

MID CAP VALUE FUND CLASS I

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                                 5,161,186.088               35.63%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                                 2,742,438.979               18.93%

SHELDON & CO TTEE
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                                 1,316,779.922                9.09%

WHITELAW & CO
FBO NC S & I PLAN I
TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984                                                                1,458,004.225               10.07%

MONEY MARKET FUND CLASS A

NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
COLUMBUS OH 43222-1419                                                                590,575,033.980               69.13%

NATIONAL CITY BANK
FBO PCG/RETAIL SWEEP CUSTOMER
COLUMBUS OH 43222-1419                                                                 60,878,106.780                7.13%

WHEAT FIRST SECURITIES
GLEN ALLEN VA 23058-6629                                                              181,065,056.130               21.20%

MONEY MARKET FUND CLASS B

FIRST CLEARING, LLC
JOHN MORRIS (IRA)
FCC AS CUSTODIAN
INDIANAPOLIS IN 46234-2611                                                                 34,192.190                6.39%

FIRST CLEARING, LLC
STEPHEN L EATON (IRA)
FCC AS CUSTODIAN
GROVE CITY OH 43123-3642                                                                   58,978.420               11.02%

FIRST CLEARING CORPORATION
KIMI J HALL (IRA)
FCC AS CUSTODIAN
BAY VILLAGE OH 44140-2429                                                                  45,698.970                8.54%

FIRST CLEARING, LLC
MILDRED E MAY
LOUISVILLE KY 40205-2116                                                                   92,342.910               17.26%

MONEY MARKET FUND CLASS C

PFPC TRUST COMPANY
CUST FOR SEP IRA OF
PETER G FREEMAN
SPOKANE VALLEY WA 99016-8553                                                               20,455.170                5.34%

RAYMOND JAMES & ASSOC INC
FBO FREEMAN IRA
ST PETERSBURG FL 33716-1102                                                                36,588.660                9.55%

RAYMOND JAMES & ASSOC INC
FBO HEISSERER IRA
ST PETERSBURG FL 33716-1102                                                                31,009.340                8.10%

RAYMOND JAMES & ASSOC INC
FBO ROTHENBERG IRA
ST PETERSBURG FL 33716-1102                                                                39,581.280               10.33%

RAYMOND JAMES & ASSOC INC
FBO WILLE IRA
ST PETERSBURG FL 33716-1102                                                                25,368.990                6.62%

RAYMOND JAMES & ASSOC INC
FBO BRADBURY IRA
ST PETERSBURG FL 33716-1102                                                                19,919.320                5.20%

RAYMOND JAMES & ASSOC INC
FBO FEELY IRA
ST PETERSBURG FL 33716-1102                                                                32,364.250                8.45%

RAYMOND JAMES & ASSOC INC
FBO TOLBERT IRA
ST PETERSBURG FL 33716-1102                                                                26,733.000                6.98%

PFPC TRUST COMPANY
CUST FOR THE IRA OF
RITA SUE MILLER
WINTER PARK FL 32789-5736                                                                  46,876.150               12.24%

PERSHING LLC
JERSEY CITY, NJ 07303-9998                                                                 37,503.010                9.79%

MONEY MARKET FUND CLASS I

NATIONAL CITY BANK
CLEVELAND OH 44135-1389                                                             1,847,149,079.740               77.97%

NATIONAL CITY BANK
TRUST OPERATIONS
CLEVELAND OH 44135-1389                                                               364,113,582.430               15.37%

MULTI-FACTOR MID CAP GROWTH FUND CLASS C

PFPC TRUST COMPANY
ROTH CONTRIBUTION IRA
C DAVID MILLER
WINTER PARK FL 32789-5736                                                                   2,302.295               15.11%

FIRST CLEARING, LLC
CHARLES F DREW (IRA)
FCC AS CUSTODIAN
ROCKFORD IL 61109                                                                             863.648                5.67%

FIRST CLEARING, LLC
WILLIAM N HACKNEY IRA R/O
FCC AS CUSTODIAN
RAVENNA OH 44266-8731                                                                       1,001.490                6.57%

FIRST CLEARING, LLC
JUDITH A CHERNI
KALAMAZOO MI 49048-9219                                                                       934.457                6.13%

PFPC TRUST COMPANY
CUST FOR SEP IRA OF
ROBERT W OSICKA
PARMA OH 44129-2357                                                                           859.973                5.64%

PFPC TRUST COMPANY
CUST FOR THE IRA OF
RITA SUE MILLER
WINTER PARK FL 32789-5736                                                                   1,344.480                8.82%

PFPC TRUST COMPANY
ROTH CONTRIBUTION IRA
RITA SUE MILLER
WINTER PARK FL 32789-5736                                                                     928.990                6.09%

PFPC TRUST COMPANY
ROTH CONTRIBUTION IRA
JAMIE LINSLEY STOREY
ORLANDO FL 32814-6041                                                                         767.529                5.04%

                                      122

MULTI-FACTOR MID CAP GROWTH FUND CLASS I

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                                   754,181.107               39.97%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                                   504,391.647               26.73%

NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                                   513,412.109               27.21%

MULTI-FACTOR SMALL CAP CORE FUND CLASS A

FIRST CLEARING, LLC
VICTOR M RIVERA
LAKEWOOD OH   44107-1110                                                                    8,488.455               16.90%

STIFEL NICOLAUS & CO INC
JOHN C GOELLER TRUSTEE
ST LOUIS  MO  63102                                                                         4,501.195                8.96%

FIRST CLEARING, LLC
ARTHUR W FISK (IRA)
FCC AS CUSTODIAN
OXFORD MI 48371-6006                                                                        2,681.939                5.34%

MULTI-FACTOR SMALL CAP CORE FUND CLASS C

PFPC DISTRIBUTORS INC
ATTN BRUNO DISTEFANO
KING OF PRUSSIA PA 19406-1212                                                                   1.009              100.00%

MULTI-FACTOR SMALL CAP CORE FUND CLASS I

NATIONAL CITY CORPORATION
ATTN CORP TREASURY
CLEVELAND OH 44114-3404                                                                 2,231,722.147               57.71%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                                   853,483.946               22.07%

THE NORTHERN TRUST COMPANY
CUSTODIAN FBO LOCAL 513
CHICAGO IL 60675                                                                          302,947.069                7.83%

SAXON & CO
PHILADELPHIA PA  19153-1888                                                               322,386.458                8.34%

MULTI-FACTOR SMALL CAP FOCUSED VALUE FUND CLASS A

FIRST CLEARING, LLC
TODD BACZEK (IRA)
FCC AS CUSTODIAN
LIBERTYVILLE IL 60048-4513                                                                  2,362.915                8.43%

FIRST CLEARING, LLC
MICHAEL R GRAHAM (IRA)
FCC AS CUSTODIAN
LIBERTYVILLE IL     60048-2501                                                              3,545.627               12.66%

FIRST CLEARING, LLC
KATHLEEN M GRAHAM TTEE
KATHLEEN M GRAHAM LIVING TRUST
LIBERTYVILLE IL     60048-2501                                                              1,433.543                5.12%

FIRST CLEARING, LLC
ANTHONY J VALENZA (IRA)
FCC AS CUSTODIAN
LEMONT IL 60439-7734                                                                        3,439.461               12.28%

PFPC TRUST CO CUST IRA FBO
LEON STANSBERRY
TACOMA WA  98445-2138                                                                       3,152.536               11.25%

MORGAN KEEGAN & COMPANY, INC.
FBO REGIONS BANK D/B/A REGIONS MORG
TRUST AGENT FOR CHILDREN'S HOME
CHAMBLISS SHELTER ENDOWMENT, FBO
CHILDREN'S HOME PREFERRED FUNDS NON
CHATTANOOGA TN  37402                                                                       7,493.862               26.75%

MULTI-FACTOR SMALL CAP FOCUSED VALUE FUND CLASS C

FIRST CLEARING, LLC
LYDIA WARNER REVOCABLE TRUST
LYDIA WARNER TRUSTEE
NORTHBROOK IL  60062-4242                                                                   1,102.652                8.97%

FIRST CLEARING, LLC
JAMES E PRYBELL
VALPARAISO IN 46383                                                                           677.400                5.51%

FIRST CLEARING, LLC
RATTAN C SOOD IRA
FCC AS CUSTODIAN
NAPERVILLE IL 60565-1746                                                                      761.892                6.20%

FIRST CLEARING, LLC
LIPSKI INTERVIVOS TRUST
MIRIAM GLABMAN TTEE
HIGHLAND PARK IL  60035-5364                                                                1,335.708               10.87%

FIRST CLEARING, LLC
ROBERTA F BRUHN IRA
FCC AS CUSTODIAN
DES PLAINES IL   60018-1620                                                                   832.888                6.78%

FIRST CLEARING, LLC
JOEL BERMAN
WILMETTE IL  60091                                                                          1,250.901               10.18%

FIRST CLEARING, LLC
DONNA DANIELSON (SIMPLE IRA)
FCC AS CUSTODIAN
MCCOOK IL  60525                                                                              670.108                5.45%

FIRST CLEARING, LLC
BRENT DANIELSON IRA
FCC AS CUSTODIAN
MCCOOK IL  60525                                                                            1,504.464               12.24%

MORGAN KEEGAN & COMPANY, INC.
MEMPHIS TN  38103                                                                             690.003                5.62%

MORGAN KEEGAN & COMPANY, INC.
MEMPHIS TN  38103                                                                             770.333                6.27%

MULTI-FACTOR SMALL CAP FOCUSED VALUE FUND CLASS I

NATIONAL CITY CORPORATION
ATTN CORP TREASURY
CLEVELAND OH 44114-3404                                                                   584,551.139               97.42%

MULTI-FACTOR SMALL CAP GROWTH CLASS A

GREGORY R WELLS
RACHEL WELLS JT TEN
MEDINA OH 44256-8999                                                                          162.064                5.25%

FIRST CLEARING, LLC
CHERYL ASENTE (IRA)
FCC AS CUSTODIAN
GIRARD OH 44420-3654                                                                          377.841               12.25%

FIRST CLEARING, LLC
RICHARD J ASENTE (IRA)
FCC AS CUSTODIAN
GIRARD OH  44420-3654                                                                         377.841               12.25%

FIRST CLEARING, LLC
WENDY S WHEELER (IRA)
FCC AS CUSTODIAN
TIFFIN OH 44883-3020                                                                          409.134               13.26%

FIRST CLEARING, LLC
TERRI PRICE-DEEP (IRA)
FCC AS CUSTODIAN
COLUMBUS OH  43214-2817                                                                       326.613               10.59%

FIRST CLEARING, LLC
TERESA MCCARTIN FAMILY TRUST
BRECKSVILLE OH  44141-3344                                                                    511.771               16.59%

MULTI-FACTOR SMALL CAP GROWTH CLASS C

PFPC DISTRIBUTORS INC
ATTN BRUNO DISTEFANO
KING OF PRUSSIA PA 19406-1212                                                                   1.000              100.00%

MULTI-FACTOR SMALL CAP GROWTH CLASS I

NATIONAL CITY CORPORATION
ATTN CORP TREASURY
CLEVELAND OH 44114-3404                                                                   520,698.990               93.47%

MULTI-FACTOR SMALL CAP VALUE FUND CLASS A

STATE STREET BANK & TRUST TTEE
FBO FIRST ENERGY SAVINGS PLAN
WESTWOOD MA 02090-2318                                                                  4,581,581.222               54.77%

NATIONWIDE TRUST COMPANY FSB
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029                                                                    830,842.221                9.93%

MULTI-FACTOR SMALL CAP VALUE FUND CLASS I

SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44135-1389                                                                3,613,154.240               20.19%

SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                                 1,134,601.030                6.34%

SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                                 1,278,956.445                7.15%

WHITELAW & CO
FBO NC S & I PLAN I
TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984                                                                6,410,148.743               35.83%

NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                                 2,487,395.680               13.90%

OHIO INTERMEDIATE TAX EXEMPT BOND FUND CLASS A

FIRST CLEARING, LLC
DOUGLAS R DIVISH
TOD HELEN B DIVISH
WILLOUGHBY OH 44094-8300                                                                   50,293.656                5.47%

OHIO INTERMEDIATE TAX EXEMPT BOND FUND CLASS B

FIRST CLEARING, LLC
ALFREDO G CAUSA REV LVG TRUST
ALFREDO G CAUSA TTEE
AKRON OH 44313-6870                                                                         4,349.407                6.57%

FIRST CLEARING, LLC
ARLINE S KELLER REVOC TRUST
ROGER F KELLER TTEE
HUDSON OH  44236-3487                                                                       4,897.727                7.40%

FIRST CLEARING, LLC
THE LUCILLE C HALL REV TRUST
STOW OH 44224-1503                                                                          3,993.716                6.03%

FIRST CLEARING, LLC
EDWARD J HOJDAR
GERI HOJDAR
BEDFORD OH 44146-3459                                                                       7,194.110               10.87%

FIRST CLEARING, LLC
AINA L SCHUSTER
OLMSTED FALLS OH 44138-2426                                                                 5,335.203                8.06%

LPL FINANCIAL SERVICES
SAN DIEGO CA 92121-1968                                                                     3,626.473                5.48%

OHIO INTERMEDIATE TAX EXEMPT BOND FUND CLASS C

FIRST CLEARING, LLC
DOROTHY L ACKERS
ROBERT J HENDERSON JTWROS
RUSHVILLE OH 43150-9641                                                                    10,422.751               18.45%

FIRST CLEARING, LLC
RUSSELL W BROOKS AND
LAVERNE M BROOKS JTWROS
INDEPENDENCE OH 44131-3342                                                                  3,154.943                5.58%

FIRST CLEARING CORPORATION
SALLY IRENE RODGERS
GROVE CITY OH 43123-9069                                                                    3,407.235                6.03%

FIRST CLEARING, LLC
ANNA M GASCOIGNE NIXON
AIKEN SC 29803-5239                                                                         9,006.520               15.94%

FIRST CLEARING CORPORATION
NANCY R HERRMANN
MASURY OH 44438-9746                                                                        3,004.295                5.32%

FIRST CLEARING, LLC
JAMES LEVIN AND
JILL LEVIN
CLEVELAND OH 44113-2948                                                                     3,674.771                6.50%

FIRST CLEARING, LLC
EDWARD W MATTHEWS AND
JOYCE E MATTHEWS
COLUMBUS OH 43235-3431                                                                      5,081.799                8.99%

FIRST CLEARING, LLC
VIRGILENE K ROLLINGS
DAYTON OH 45426-1838                                                                        7,897.273               13.98%

FIRST CLEARING, LLC
ROSALIA H STOJOVIC
CLEVELAND OH 44114-4517                                                                     4,208.946                7.45%

FIRST CLEARING, LLC
J DAVID STEIN
CENTERVILLE OH 45458-2419                                                                   5,093.376                9.01%

OHIO INTERMEDIATE TAX EXEMPT BOND FUND CLASS I

SHELDON & CO
ATTN:TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                                 9,066,451.174               81.45%

SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                                 1,876,748.788               16.86%

OHIO MUNICIPAL MONEY MARKET FUND CLASS A

NATIONAL CITY BANK
FBO PCG/RETAIL SWEEP CUSTOMER
COLUMBUS OH 43222-1419                                                                 25,516,547.750               26.50%

NATIONAL CITY BANK OHIO
FBO AMA SWEEP CUSTOMERS
COLUMBUS OH 43222-1419                                                                 46,725,338.260               48.52%

WHEAT FIRST SECURITIES
GLEN ALLEN VA 23058-6629                                                               22,535,991.300               23.40%

OHIO MUNICIPAL MONEY MARKET FUND CLASS I

NATIONAL CITY BANK
CLEVELAND OH 44135-1389                                                               269,959,463.640               86.34%

NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
COLUMBUS OH 43222-1419                                                                 18,170,089.410                5.81%

NATCITY INVESTMENTS INC
ATTN LISA SMITH
CLEVELAND OH 44114-3007                                                                22,734,122.680                7.27%

PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND CLASS C

FIRST CLEARING, LLC
MARTHA BAIRD
GREENVILLE PA 16125-7804                                                                   28,958.974               53.03%

FIRST CLEARING, LLC
CHARLES F GROVER
GREENVILLE PA 16125-9731                                                                    7,191.424               13.17%

FIRST CLEARING, LLC
DAVID M SHAPIRO &
LOIS F SHAPIRO
PITTSBURGH PA 15217-2770                                                                    7,373.503               13.50%

FIRST CLEARING, LLC
OLGA VOLPI
PAOLI PA 19301-1380                                                                         5,002.143                9.16%

PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND CLASS A
NFS LLC FEBO
TIMOTHY R BURNS
EIGHTY FOUR PA 15330-2139                                                                  12,552.845                6.06%

FIRST CLEARING, LLC
JOAN A WICKERHAM
SHARPSVILLE PA 16150-1814                                                                  30,405.457               14.69%

FIRST CLEARING, LLC
HAROLD A LEWIS
BETTY L LEWIS
HERMITAGE PA 16148-2903                                                                    13,469.168                6.51%

FIRST CLEARING, LLC
CAROLE G CARROLL
BETHEL PARK PA 15102-2365                                                                  27,926.959               13.49%

FIRST CLEARING, LLC
RONALD MOLINARI
SHARPSVILLE PA 16150-2034                                                                  25,210.421               12.18%


PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND CLASS I

SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44135-1389                                                                3,176,460.130               88.97%

SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                                   375,787.779               10.53%

PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND CLASS A

REICH & TANG SERVICES INC
FBO VARIOUS CUSTOMERS
ATTN CHRIS GILL
NEW YORK NY 10020-2302                                                                  7,811,920.090               12.12%

NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
COLUMBUS OH 43222-1419                                                                 32,293,000.000               50.08%

NATIONAL CITY BANK
FBO PCG/RETAIL SWEEP CUSTOMER
COLUMBUS OH 43222-1419                                                                 14,198,873.000               22.02%

NATIONAL CITY BANK OHIO
FBO AMA SWEEP CUSTOMERS
COLUMBUS OH 43222-1419                                                                  7,504,733.390               11.64%

PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND CLASS I

NATIONAL CITY BANK
TRUST OPERATIONS
CLEVELAND OH 44135-1389                                                                98,676,559.550               98.34%

SMALL CAP CORE FUND CLASS A

FIRST CLEARING, LLC
GORDON A JOHNSON (SEP IRA)
FCC AS CUSTODIAN
SAINT LOUIS MO 63110-3731                                                                  19,880.249                8.99%

SMALL CAP CORE FUND CLASS B

BEAR STEARNS SECURITIES CORP.
BROOKLYN NY 11201-3859                                                                      2,705.481                7.20%

FIRST CLEARING, LLC
DENISE G MORGAN (IRA)
FCC AS CUSTODIAN
LOUISVILLE KY 40272-2779                                                                    2,352.691                6.26%

FIRST CLEARING, LLC
RONALD E BOOHER (IRA)
FCC AS CUSTODIAN
FORT WAYNE IN 46816-3518                                                                    2,154.374                5.74%

FIRST CLEARING, LLC
JULIAN DAVID BECK (IRA)
FCC AS CUSTODIAN
DECATUR GA 30030-3629                                                                       3,513.843                9.35%

FIRST CLEARING, LLC
ANNE H LITTLEFIELD
FORT WAYNE IN 46815-6519                                                                    4,159.742               11.07%

FIRST CLEARING, LLC
FRANCIS ALAN SENGER
JOYCE L SENGER
FAYETTEVILLE PA 17222-9652                                                                  1,890.133                5.03%

RAYMOND JAMES & ASSOC INC
FBO WILLIAMS IRA
ST PETERSBURG FL 33716-1102                                                                 3,666.982                9.76%

SMALL CAP CORE FUND CLASS C

NFS LLC FEBO
NFS/FMTC IRA
FBO NATHAN A HARRELL
OVERLAND PARK   KS 66223                                                                    7,007.107                9.43%

NFS LLC FEBO
NFS/FMTC IRA
FBO ROBERT J HOLMES JR
WINTER SPRINGS FL 32708-5928                                                               10,873.943               14.63%

PFPC TRUST COMPANY
CUST FOR THE IRA OF
RICHARD T KOLAR
OVIEDO FL 32765-6470                                                                        7,508.156               10.10%

SMALL CAP CORE FUND CLASS I

SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                                 5,876,628.040               37.31%

SHELDON & CO
C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                                 3,629,553.394               23.05%

SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                                 6,085,517.564               38.64%

SMALL CAP GROWTH FUND CLASS C

RAYMOND JAMES & ASSOC INC
FBO CULP CARL
ST PETERSBURG FL 33716-1102                                                                 1,257.903                9.71%

FIRST CLEARING, LLC
CHARLES F DREW (IRA)
FCC AS CUSTODIAN
ROCKFORD IL 61109                                                                             718.717                5.55%

FIRST CLEARING, LLC
BRIAN GOEDKEN
JILL GOEDKEN
CLEVELAND OH 44101                                                                          2,036.858               15.73%

FIRST CLEARING, LLC
TIMOTHY PRESBREY
AURORA IL 60505-5308                                                                        1,093.866                8.45%

EMILY STARRING OTT
NORTHVILLE MI 48167-1465                                                                      734.491                5.67%

SMALL CAP GROWTH FUND CLASS I

SHELDON & CO
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                                   223,673.241               13.94%

SHELDON & CO
ATTN:TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                                   603,101.200               37.59%

NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                                   320,787.676               19.99%

S&P 500 INDEX FUND CLASS A

NATIONWIDE TRUST COMPANY FSB
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029                                                                  1,836,179.974               74.94%

S&P 500 INDEX FUND CLASS C

FIRST CLEARING, LLC
ANTHONY ARMADA (IRA)
FCC AS CUSTODIAN
OKEMOS MI 48864-6000                                                                        8,955.629                6.43%

UBS FINANCIAL SERVICES INC. FBO
UBS-FINSVC CDN FBO
MR LYMAN F NARTEN
WEEHAWKEN NJ 07086-8154                                                                     8,293.683                5.96%

WELLS FARGO INVESTMENTS LLC
MINNEAPOLIS, MN 55402                                                                       7,075.038                5.08%

S&P 500 INDEX FUND CLASS I

SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                                 2,027,574.995               15.20%

SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                                 1,888,478.613               14.16%

SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                                 1,702,390.454               12.76%

NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                                 6,903,404.635               51.75%

TAX EXEMPT MONEY MARKET FUND CLASS A

NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
COLUMBUS OH 43222-1419                                                                 48,882,019.510               23.08%

NATIONAL CITY BANK
FBO PCG/RETAIL SWEEP CUSTOMER
COLUMBUS OH 43222-1419                                                                 32,942,219.760               15.55%

NATIONAL CITY BANK OHIO
FBO AMA SWEEP CUSTOMERS
COLUMBUS OH 43222-1419                                                                 38,363,873.480               18.11%

WHEAT FIRST SECURITIES
GLEN ALLEN VA 23058-6629                                                               91,422,197.720               43.16%

TAX EXEMPT MONEY MARKET FUND CLASS I

NATIONAL CITY BANK
CLEVELAND OH 44135-1389                                                               611,848,025.740               92.10%

TOTAL RETURN ADVANTAGE FUND CLASS A

FIRST CLEARING, LLC
FRANK LEONETTI JR TRUST
ALBERT LEONETTI TTEE
CHAGRIN FALLS OH 44023-2114                                                                72,120.958                6.90%

TOTAL RETURN ADVANTAGE FUND CLASS B

BEAR STEARNS SECURITIES CORP.
BROOKLYN NY 11201-3859                                                                      9,957.689                6.91%

RAYMOND JAMES & ASSOC INC
FBO PATTEN IRA
ST PETERSBURG FL 33716-1102                                                                10,474.180                7.27%

LPL FINANCIAL SERVICES
SAN DIEGO CA  92121-1968                                                                   23,655.299               16.41%

TOTAL RETURN ADVANTAGE FUND CLASS C

FIRST CLEARING, LLC
HARRIET L GLENN (IRA)
FCC AS CUSTODIAN
PITTSBURGH PA 15236-2354                                                                    6,905.061               34.21%

FIRST CLEARING, LLC
BARBARA BEBOUT
PITTSBURGH PA 15226-1836                                                                    4,677.120               23.18%

FIRST CLEARING, LLC
VIRGINIA M GILLESPIE
PROSPECT OH 43342-9553                                                                      1,253.732                6.21%

FIRST CLEARING CORPORATION
THOMAS M PARKINSON &
HELEN PARKINSON
GRAYSLAKE IL 60030-2023                                                                     2,016.581                9.99%

FIRST CLEARING, LLC
SOUTH SUBURBAN MONTESSORI
CAPITAL IMPROVEMENT FUND
BRECKSVILLE OH 44141-2590                                                                   1,394.127                6.91%

FIRST CLEARING, LLC
WILLIAM B RUTH
EULALIA C RUTH
WORTHINGTON OH  43085-3839                                                                  2,289.002               11.34%

TOTAL RETURN ADVANTAGE FUND CLASS I

SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44135-1389                                                                5,718,812.714               13.87%

SHELDON & CO. (REINV)
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                                11,645,706.089               28.24%

TREASURY MONEY MARKET FUND CLASS A

NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
COLUMBUS OH 43222-1419                                                                  1,049,000.000               12.64%

NATIONAL CITY BANK
FBO PCG/RETAIL SWEEP CUSTOMER
COLUMBUS OH 43222-1419                                                                    424,939.990                5.12%

NATIONAL CITY BANK OHIO
FBO AMA SWEEP CUSTOMERS
COLUMBUS OH 43222-1419                                                                  2,126,768.580               25.62%

WHEAT FIRST SECURITIES
GLEN ALLEN VA 23058-6629                                                                4,490,121.650               54.09%

TREASURY MONEY MARKET FUND CLASS I

NATIONAL CITY BANK
CLEVELAND OH 44135-1389                                                               315,522,719.030               94.17%

ULTRA SHORT BOND CLASS A

FIRST CLEARING, LLC
THE COLUMBUS ACADEMY
ATTN: MAGGIE KOERNER
CLEVELAND OH 44101                                                                        120,365.565               83.69%

ULTRA SHORT BOND CLASS I

NATIONAL CITY CORPORATION
ATTN CORP TREASURY
CLEVELAND OH 44114-3404                                                                 1,711,464.360               25.45%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                                 2,500,331.924               37.17%

SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44135-1389                                                                2,227,138.021               33.11%

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS


SHORT-TERM CREDIT RATINGS

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


         "A-2" - The obligor's capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories.


         "A-3" - Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Ratings of "B1", "B-2" and "B-3" may be assigned to indicate finer distinction within the "B" category.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's Investors Service ("Moody's") short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

         Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

         "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

         "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.


         "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.


         "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.



         Fitch, Inc. / Fitch Ratings Ltd. ("Fitch") short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:


         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.


         "NR" - This designation indicates that Fitch does not publicly rate the associated issue or issuer.




         "WD" - This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.


         The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

         "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

         "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.


         "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.


         "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.


         "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

         "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an "R-2 (middle)" credit. However, "R-2
(low)" ratings still display a level of credit strength that allows for a higher rating than the "R-3" category, with this distinction often reflecting the issuer's liquidity profile.

         "R-3" - Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

         "R-4" - Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

         "R-5" - Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.


         "D" - A security rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

LONG-TERM CREDIT RATINGS

         The following summarizes the ratings used by Standard & Poor's for long-term issues:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.


         "C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.



         "NR" - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.


         The following summarizes the ratings used by Moody's for long-term debt:

         "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

         "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

         "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

         "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

         "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

         "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

         "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

         "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

         "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

         Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

         The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

         "RD" - Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

         "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

         Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".


         "NR" indicates that Fitch does not publicly rate the associated issue or issuer.


         The following summarizes the ratings used by DBRS for long-term debt:

         "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

         "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

         "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

         "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

         "BB" -  Long-term  debt rated "BB" is  defined  to be  speculative  and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

         "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.


         "CCC", CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.


         "D" - A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

         ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

MUNICIPAL NOTE RATINGS


         A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:


         o Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

         o Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

         "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

         "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

         In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

         When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

         VMIG rating expirations are a function of each issue's specific structural or credit features.

         "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS


A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.


Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

                                   APPENDIX B



                        DESCRIPTION OF FUTURES CONTRACTS

                  Each Equity Fund and Fixed Income Fund (the "Funds") may enter into certain futures transactions and options for hedging purposes or, as described in the Statement of Additional Information ("SAI"), to seek to increase total return. Such transactions are described in this Appendix.


INTEREST RATE FUTURES CONTRACTS

                  USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

                  The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

                  DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

                  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the Commodity Futures Trading Commission ("CFTC") as a contract market or registered with the CFTC as a derivatives transaction execution facility ("DTEF"). The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

                  A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

                  EXAMPLE OF FUTURES CONTRACT SALE. The Fund may engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by the Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Adviser (or Sub-Adviser) wants to fix the current market value of this Fund security until some point in the future. Assume the Fund security has a market value of 100, and the Adviser (or Sub-Adviser) believes that because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for a equivalent of 98. If the market value of the Fund security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

                  In that case, the five point loss in the market value of the Fund security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

                  The Adviser (or Sub-Adviser) could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the Fund securities, including the Fund security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

                  If interest rate levels did not change, the Fund in the above example might incur a loss (which might be reduced by a offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

                  EXAMPLE OF FUTURES CONTRACT PURCHASE. The Fund may engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

                  For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser (or Sub-Adviser) wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser (or Sub-Adviser) believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

                  The Adviser (or Sub-Adviser) could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

                  If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the Fund, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

INDEX AND SECURITY FUTURES CONTRACTS

                  GENERAL. A bond or stock index assigns relative values to the bonds or stocks included in the index which fluctuates with changes in the market values of the bonds or stocks included. Some stock index futures contracts are based on broad market indexes, such as the S&P 500 Index or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indexes or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indexes (as defined in the Commodity Futures Modernization Act of 2000) (together "security futures;" broader-based index futures are referred to as "index futures").

                  Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

                  The Fund may sell index futures and security futures contracts in order to offset a decrease in market value of its fund securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its fund as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

                  In addition, the Fund may utilize index futures and security futures contracts in anticipation of changes in the composition of its fund holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the fund will decline prior to the time of sale.

                  As   described  in  the  SAI,  a  Fund  may  use  futures  for
non-hedging (speculative) purposes to increase total return.

MARGIN PAYMENTS

                  Unlike purchase or sales of fund securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Custodian or a subcustodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

                  There are several risks in connection with the use of futures by the Fund, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser (or Sub-Advisers). Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser (or Sub-Adviser).

                  Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser (or Sub-Adviser) may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures may be closed out only on a board of trade or other trading facility which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge fund securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

                  Successful use of futures by the Fund is also subject to the Adviser's (or Sub-Adviser's) ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

                  The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

OTHER MATTERS

                  Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                   APPENDIX C

                       ALLEGIANT ASSET MANAGEMENT COMPANY
                       PROXY VOTING POLICY AND PROCEDURES
                                 AUGUST 22, 2006

The purpose of these proxy voting policy and procedures is to ensure that Allegiant Asset Management Company ("AAM") and the subsidiary banks of National City Corporation (the "Banks") fulfill their responsibility to their clients in connection with the voting of proxies. AAM and the Banks view the voting of proxies as an integral part of their investment management responsibility. The general principle of this Proxy Voting Policy is to vote any beneficial interest in an equity security prudently and solely in the best long-term economic interest of the advisory clients and their beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

NEW ACCOUNT PROCEDURES

AAM's standard Investment Management Agreement conveys the authority to vote proxies to AAM. When the agreement states that the client has delegated proxy-voting authority to AAM, AAM will vote such proxies in accordance with this Proxy Voting Policy. In the event the client makes a written request that AAM vote in accordance with such client's proxy voting policy and provides this proxy voting policy to AAM, AAM will vote as instructed. In the event a contract is silent on the matter, AAM should get written confirmation from such client as to its preference, where possible. AAM will assume proxy voting responsibilities in those situations where the contract is silent and the client has provided no further instructions as to its preferences.

PROXY HANDLING PROCEDURES

With respect to those proxies for which AAM and any of the Banks have authority to vote, such votes will be determined by a proxy voting committee (the "Committee"). This Committee will consist of the members of the National City Institutional Asset Management Trust Investment Policy Committee ("TIPC"). The Committee shall be appointed by the Boards of Directors of the Banks. The same fiduciary standards apply to both the Banks and AAM with respect to proxy voting, therefore, it is appropriate that the Committee determine how to vote proxies for the clients of both AAM and the Banks.

The Committee will meet no less frequently than monthly (unless otherwise agreed) to discuss the proxy votes for upcoming shareholders meetings. So long as a quorum is present, such meetings may take place in person and/or via telephone conference call. Notice given shall be reasonable under the circumstances. The Committee may also determine proxy votes by written consent of all members.

The Committee will appoint one or more Proxy Administrators, each of whom shall be an officer of AAM, to assist in the administration of proxy material and record the minutes of the Committee meeting. AAM and the Banks are authorized to engage the services of a proxy voting service (the "Service") to assist the Committee in the voting, research, and record-keeping associated with its proxy voting responsibilities.

The Committee delegates to the Proxy Administrators the duty to review the proxy issues and the Service's recommendations with respect to such issues. "Routine Matters" are those issues in the proxy statement for which the Service recommends that such proxy be voted in accordance with the proxy voting guidelines attached hereto as EXHIBIT A (the "Guidelines"). "Non-routine Matters" are those issues in the proxy statement for which the Guidelines are silent, or for which the Service's recommendation is not to vote in accordance with the Guidelines. The Committee may also designate a Routine Matter as a Non-routine Matter.

The Proxy Administrators are responsible for reviewing each proxy issue prior to the Committee's monthly meeting. The Proxy Administrators are also responsible for ensuring that all proxies for which the Committee has authority to vote are voted, and that such votes were cast in accordance with the Committee's instructions.

AUTHORITY TO VOTE PROXIES


The Committee adopts the Guidelines, attached hereto as EXHIBIT A, and authorizes the Service to act as its voting agent. As a general matter, the Committee will instruct the Service to vote all Routine Matters in accordance with the Guidelines. Non-routine Matters will be voted in accordance with the instructions of the Committee. The Committee will decide Non-routine Matters by majority vote of the committee members present, but only in the event a quorum is in attendance. The Committee reserves the right, in all circumstances, not to vote in accordance with such Guidelines if the Committee determines that the vote recommended and/or cast is not in the best interests of the clients. The Committee remains solely responsible for determining how to vote each proxy.

In the event that AAM or any of the subsidiary banks of National City Corporation have contractually agreed to vote proxies on behalf of a client in accordance with the client's proxy voting guidelines, the client guidelines will be followed.

The Committee will document the rationale for its vote in its minutes for all Non-routine Matters. The Proxy Administrators will maintain a record of the proxy voting decisions made by the Committee.

For Non-routine Matters, the Committee will determine how to vote such proxy by considering a number of factors, including, but not limited to:
o    Publicly available information
o    Research provided by the Service
o    Industry practices
o    Any special circumstances relating to the company
o    Advice from portfolio managers or investment professionals
o    Advice from legal counsel
o    Market conditions
o    Industry  trends
Ultimately, any such decision must be made based on a determination that the vote being cast will be in the best interests of the shareholders.

In the event that the cost of voting certain proxy issues outweighs the benefits, the Committee is not required to vote such proxies. Such situations include, but are not limited to, the following:
o the proxy is written in a language other than English and no translation has been provided;
o    the proxy require overseas travel in order to vote; or
o securities on loan must be recalled in order to vote and either the vote relates to a routine matter or the amount of securities on loan are DE MINIMUS when compared to the company's total outstanding shares.


CONFLICTS OF INTEREST

A conflict of interest occurs when the interests of National City Corporation, its affiliates, and the interests of their employees, officers and directors, interfere in any way with the interests of their clients. The Committee is committed to avoiding all situations that might lead to a real or apparent material conflict between (i) the interests of National City Corporation, its affiliates, the interest of their employees, officers and directors, and (ii) the Committee's proxy voting responsibilities. Any position or interest, financial or otherwise, which could materially conflict with the Committee's responsibilities to vote proxies, or which affects or could reasonably be expected to affect the Committee's independence or judgment concerning how to vote proxies that the Committee has the discretion to vote, would be considered a conflict of interest. A material conflict of interest may also arise between the self interest of a committee member and his or her duties and responsibilities as a member of the Committee. This policy and procedures are meant to prevent material conflicts of interests from affecting the manner in which the Committee votes proxies.

Identification of Conflicts of Interest: It is acknowledged that the AAM and the Banks have publicly-traded affiliates, and proxies required to be voted with respect to such affiliates shall be voted in accordance with the Guidelines with respect to all Routine Matters. With respect to investment company clients, conflicts may arise involving investment adviser or the underwriter. In such cases we will follow the Guidelines described herein, including the procedures for handling conflicts of interest.


In the event that the Committee as a whole determines that it may have a material conflict of interest with respect to a Non-routine Matter, the Committee may vote such matter vote in accordance with the recommendation of the Service.

Any attempt by any employee, officer, or director of National City Corporation or its affiliates to influence the Committee or any of its members in determining how to vote on a particular issue shall be reported in writing to the Committee. Any such action shall be considered a breach of National City's Code of Ethics and shall be reported by the Committee to the Manager of Regulatory Risk Management for National City Corporation.

The Committee and each of its members have a responsibility to avoid material conflicts of interest, or the appearance of any conflicts of interest. A Committee member may recuse himself or herself from the Committee's consideration of a particular proxy issue in the event that member has determined that he or she may have a conflict of interest either personally or professionally that would impair his or her independence or judgment in deciding how to vote. The Committee may also exclude a Committee member from voting on a particular issue or issues if the Committee determines that the member has or may have a conflict of interest that would affect his or her ability to vote the proxy in the best interests of the client. Such exclusion may only take place if two-thirds of the Committee members present at such meeting, except the one for whom exclusion is being requested, agree to exclude such member.

The Committee may determine, in its discretion, whether additional action is necessary to determine whether committee members may have conflicts of interests, personal or professional, that would affect their ability to vote proxies in the best interest of the clients. The Committee may also take action it deems necessary to determine whether there is a real or apparent material conflict between (i) the interests of National City Corporation, its affiliates, the interest of their employees, officers and directors and (ii) the Committee's proxy-voting responsibilities. This may include requesting that employees and officers of National City Corporation and its affiliated entities answer questions designed to elicit whether a material conflict of interest may exist.

Materiality: When determining whether a conflict is material, the Committee may take into account financial considerations. For example, when the Committee is asked to vote on an issue with respect to a publicly-traded company for which an affiliate of AAM provides services, the affiliate's relationship may be considered material if the revenue generated by such relationship exceeds 1% of that affiliate's annual revenue.

REVIEW OF POLICY

This policy shall be reviewed, updated and approved by the Committee on an annual basis to ensure that it remains in compliance with its fiduciary responsibilities, and the rules and regulations of the Securities and Exchange Commission and the Office of the Comptroller of the Currency.

RECORDKEEPING

The Proxy Administrators will retain for such time periods set forth in the SEC Rule 206(4)-6, promulgated under the Advisers Act:

(1)  A copy of this proxy voting policy and procedures
(2)  All proxy statements regarding client securities
(3)  All records of votes cast on behalf of clients
(4)  All records of client requests for proxy voting information
(5) All minutes of TIPC setting forth the basis for any proxy voting decision, and any other documents prepared on behalf of TIPC material to a proxy voting decision.

Any client requests for copies of the proxy voting policy and procedures shall be directed to the Proxy Administrators, and shall be provided to any such client within a reasonable amount of time.

                       ALLEGIANT ASSET MANAGEMENT COMPANY

                         SUMMARY PROXY VOTING GUIDELINES


                              Amended July 26, 2007
              Approved by the Board of Trustees of Allegiant Funds
                  and Allegiant Advantage Fund August 22, 2007

1.   OPERATIONAL ISSUES


The Committee recommends voting FOR matters such as the following, as long as the Committee considers the proposals to be reasonable by industry standards and not for the purpose of management entrenchment:

o    Election of Directors in a non-contested election
o    Ratifying Auditors
o    Increasing or decreasing amounts of authorized stock
o    Changing terms of authorized stock
o    Company name changes
o    Stock splits
o    Changing size of board
o    Opting into or out of optional provisions of state corporation laws
o    Changing annual meeting date or location
o    Changing state of incorporation
o Changing bylaws or charter that are of a housekeeping nature (updates or corrections).
o Allowing shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

The Committee recommends generally voting AGAINST matters such as the following:

o Reducing quorum requirements for shareholder meetings below a majority of the shares outstanding absent a compelling reason.
o Shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable
o Approving "other business" when it appears as voting item, when no further details are provided.


2.   BOARD OF DIRECTORS


VOTING, BOARD COMPOSITION AND CONTROL ISSUES

The Committee favors the following resolutions, as long as the proposal is reasonable by industry standards, that: (i) improve shareholder democracy; (ii) reduce the likelihood of management entrenchment or conflict-of-interest; or
(iii) are likely to make management more responsive to the concerns of institutional shareholders. Therefore:

The Committee recommends a vote FOR:
o    Confidential voting
o    Independent Audit Committees
o    Independent Nominating Committees
o    Independent Compensation Committees
o    Auditors at annual meetings
o    Requiring information on proponents of shareholder resolutions
o    Fixing the board size or designating a range for the board size
o    Repealing classified boards and electing all directors annually
o Creation of "declawed" blank check preferred stock (stock that cannot be used as a takeover defense)

o Creation of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable
o Creation of a new class of nonvoting or subvoting common stock if: (i) it is intended for financing purposes with minimal or no dilution to current shareholders and (ii) it is not designed to preserve the voting power of an insider or significant shareholder
o    Reduction of the par value of common stock
o Implementing a reverse stock split when the number of authorized shares will be proportionately reduced
o    Implementing a reverse stock split to avoid delisting
o Instituting open-market share repurchase plans in which all shareholders may participate on equal terms
o Increasing the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as considered reasonable in the opinion of the Committee

o    Proposals requiring shareholder approval before extinguishing poison pills.
o Shareholder proposals asking that any future poison pill be put to a shareholder vote.*
o    Proposals to lower supermajority voting requirements.
o    Management proposals requiring a majority for election of directors**.
* Management proposals to ratify a poison pill should be considered by the Committee on a case-by-case basis.
** Shareholder proposals requiring a majority for election of directors should be considered by the Committee on a case-by-case basis.


The Committee recommends a vote AGAINST:
o    Blank check preferred stock
o    Classifying the board
o "Fair Price" provisions requiring greater than a majority vote of all shares
o    Greenmail
o    Preemptive rights

o    Proposals requiring supermajority voting

o    Proposals to eliminate cumulative voting*
o Shareholder Advisory Committees, or other attempts to involve shareholders or other constituencies directly in board decision making Targeted share placements (PLACING BLOCKS OF SECURITIES WITH FRIENDLY THIRD PARTIES)

o    Limiting shareholders' right to act by written consent

o    Proposals giving shareholders the right to call special meetings

o    Requiring inclusion of abstentions in voting results
o    Repricing of "underwater" options
o Shareholder proposals to impose a mandatory retirement age for outside directors.


* The Committee should consider a vote against cumulative voting if a company has a strong record of recognizing shareholder rights, or when a shareholder proposal is made by an entity which is likely to be counterproductive to shareholder value.

The Committee recommends voting AS RECOMMENDED BY MANAGEMENT on:
o Required representation of specific gender, race, or interest groups on board
o    Age or term limits for directors

o Proposals for the same person to hold both Chairman and CEO positions and proposals to separate the Chairman and CEO positions.

o Shareholder requests for changes in voting requirements not otherwise covered in these guidelines

With respect to specific issues relating to director and officer indemnification and liability protection, the Committee recommends voting as follows:

The Committee recommends voting FOR
o    Restoring shareholder ability to remove directors with or without cause.
o    Permitting shareholders to elect directors to fill board vacancies.
o    Requiring that a majority or more of directors be independent.


The Committee recommends voting AGAINST:


o Eliminating entirely directors' and officers' liability for monetary damages for violating the duty of care.
o    Shareholder proposals requiring two candidates per board seat.
o Allowing only continuing directors may elect replacements to fill board vacancies.
o    Proposals that directors may be removed only for cause.
o    Shareholder proposals to limit the tenure of outside directors.
o Mandating a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board

3.   MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS


The Committee recommends voting FOR proposals to restore, or provide shareholders with, rights of appraisal.

4.   STATE OF INCORPORATION


CONTROL SHARE ACQUISITION PROVISIONS
The Committee recommends voting FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

The Committee recommends voting FOR proposals to restore voting rights to the control shares.

The Committee recommends voting AGAINST proposals to amend the charter to include control share acquisition provisions.

CONTROL SHARE CASHOUT PROVISIONS


The Committee recommends voting FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

The Committee recommends voting FOR proposals to restore voting rights to the control shares.

The Committee recommends voting AGAINST proposals to amend the charter to include control share acquisition provisions.


DISGORGEMENT PROVISIONS
The Committee recommends voting FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS
Generally, the Committee recommends voting AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS
The Committee recommends voting FOR proposals to opt out of state freezeout provisions.

STAKEHOLDER PROVISIONS
The Committee recommends voting AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

5.   EXECUTIVE AND DIRECTOR COMPENSATION

The Committee generally favors compensation programs that relate management compensation to long-term performance.

As long as the Committee considers them to be reasonable by industry standards and have been approved by a compensation committee composed of independent directors, the Committee recommends voting AS RECOMMENDED BY MANAGEMENT on:

o    Stock option plans
o    Restricted stock bonus plans
o    Director stock ownership proposals
o    Executive compensation proposals


CLAW-BACK PROVISION (COMPENSATION RECOVERY POLICIES)
The Committee generally favors voting AGAINST shareholder proposals requesting adoption of policy that seeks to recoup bonuses/awards in the event of a significant negative restatement of financial results. The Committee recommends considering, on a case-by-case basis, such shareholder proposals if the company has a history of negative material restatements and/or if the company has already adopted a formal claw-back policy.


STOCK PLANS IN LIEU OF CASH
The Committee recommends voting FOR plans which provide a dollar-for-dollar cash for stock exchange.

DIRECTOR RETIREMENT PLANS
The Committee recommends voting AGAINST retirement plans for nonemployee directors. The Committee recommends voting FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

EMPLOYEE STOCK PURCHASE PLANS

The Committee recommends voting FOR employee stock purchase plans where all of the following apply:
     1.   Purchase price is at least 85 percent of fair market value
     2.   Offering period is 27 months or less, and
     3.   Potential voting power dilution (VPD) is ten percent or less.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)
The Committee recommends voting FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

The Committee recommends voting FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

The Committee will generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
The Committee recommends voting FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS
The Committee recommends voting FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY



The Committee recommends voting AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.


The Committee recommends voting AGAINST shareholder proposals requiring director fees be paid in stock only.

The Committee recommends voting FOR shareholder proposals to put option repricings to a shareholder vote.


The Committee recommends voting AGAINST shareholder proposals that require management to adopt an advisory vote of shareholders for compensation practices.

The Committee recommends voting AGAINST shareholder proposals seeking to add specific performance goals for executives.


GOLDEN AND TIN PARACHUTES
The Committee recommends voting FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.


The Committee recommends voting FOR executive severance agreements (golden parachutes) triggered by a change in control if the following conditions are met: the benefit does not exceed relevant IRS guidelines, which are currently an amount equal to three times an executive's annual compensation (salary and bonus), and the benefit has been approved by the company's compensation committee.


6.   SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY
As a general matter, the Committee recommends a vote AGAINST shareholder resolutions that seek to further specific social policies by:
o    Requiring reports that go beyond standard industry practice.
o Restricting the company's ability to do business in any location or with any particular group.
o Imposing any other constraints on matters normally left to the business judgment of management or the board of directors.

7.   ENVIRONMENTAL AND ENERGY

ENVIRONMENTAL REPORTS
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING
Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:
o    The company's level of disclosure lags that of its competitors, or
o The company has a poor environmental track record, such as violations of federal and state regulations.

8. GENERAL CORPORATE ISSUES

CHARITABLE/POLITICAL CONTRIBUTIONS
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
o The company is in compliance with laws governing corporate political activities, and
o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.
The Committee recommends voting AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws have reporting requirements.
The Committee recommends voting AGAINST proposals disallowing the company from making political contributions.
The Committee recommends voting AGAINST proposals restricting the company from making charitable contributions.
The Committee recommends voting AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company

9. LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

The Committee recommends voting AGAINST proposals to implement the China Principles unless:
o There are serious controversies surrounding the company's China operations, and
o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

10.  MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS
The Committee recommends voting AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

NUCLEAR WEAPONS

The Committee recommends voting AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION
Generally vote FOR reports on a company's involvement in spaced-based weaponization unless: the information is already publicly available or the disclosures sought could compromise proprietary information.

11.  WORKPLACE DIVERSITY

BOARD DIVERSITY
Generally vote FOR reports on the company's efforts to diversify the board, unless:
     1. The board composition is reasonably inclusive in relation to companies of similar size and business or
     2. The board already reports on its nominating procedures and diversity initiatives.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)
Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:
1.   The company has well-documented equal opportunity programs
2. The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
3.   The company has no recent EEO-related violations or litigation.

The Committee recommends voting AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
     1.   The composition of senior management and the board is fairly inclusive
     2. The company has well-documented programs addressing diversity initiatives and leadership development
     3. The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
     4. The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION
The Committee recommends voting AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.


12. MUTUAL FUND PROXIES


APPROVE NEW CLASSES OR SERIES OF SHARES
The Committee recommends voting FOR the establishment of new classes or series of shares.



CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
The Committee recommends voting AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

The Committee recommends voting AGAINST any of the following changes:


o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
o Removal of shareholder approval requirement for amendments to the new declaration of trust

o Removal of shareholder approval requirement to make material changes to the fund's management contract, such as increasing management fees; changes that are non-material include decreasing management fees, and changes to administrative responsibilities that do not have the effect of increasing total advisory and administrative fees under the contract

o Removal of shareholder approval requirement to change the domicile of the fund


AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL
The Committee recommends voting FOR proposals authorizing the board of a registered investment company to hire/terminate subadvisers without shareholder approval when the registered investment company has applied for or received exemptive relief from the SEC.

                                    FORM N-1A

                           PART C - OTHER INFORMATION


ITEM 23. EXHIBITS.

                  (a)      1.       Declaration of Trust dated January 28,
                                    1986 is incorporated herein by reference to Exhibit (a) to Post-Effective Amendment No.
                                    48 to Registrant's Registration Statement on
                                    Form N-1A (File Nos. 33-488/811-4416) filed
                                    on October 6, 1999 ("PEA No. 48").

                           2. Amendment No. 1 to Declaration of Trust is incorporated herein by reference to Exhibit
                                    (a)(1) to PEA No. 48.

                           3. Amendment No. 2 to Declaration of Trust is incorporated herein by reference to Exhibit
                                    (a)(2) to PEA No. 48.

                           4. Amendment No. 3 to the Declaration of Trust is incorporated herein by reference to Exhibit (a)(4) to Post-Effective Amendment No. 75 to Registrant's Registration Statement on Form N-1A filed on July 29, 2005 ("PEA No. 74").

                           5. Certificate of Classification of Shares reflecting the creation of Class A, Class B, Class C, Class D, Class E and Class F Shares of beneficial interest as filed with the Office of the Secretary of State of Massachusetts on September 30, 1985 is incorporated herein by reference to Exhibit
                                    (a)(3) to Post-Effective Amendment No. 47 to
                                    Registrant's Registration Statement on Form
                                    N-1A (File Nos. 33-488/811-4416) filed on
                                    September 10, 1999 ("PEA No. 47").

                           6. Certificate of Classification of Shares reflecting the creation of the Tax Exempt Portfolio (Trust) as filed with the Office of Secretary of State of Massachusetts on October 16, 1989 is incorporated herein by reference to Exhibit 1(c) to Post-Effective Amendment No. 26 to Registrant's Registration Statement filed on May 15, 1996 ("PEA No. 26").

                           7. Certificate of Classification of Shares reflecting the creation of Special Series 1 in the Money Market, Government Money Market, Treasury Money Market, Tax Exempt Money Market, Equity Growth, Bond and Ohio Tax Exempt Bond Funds as filed with the Office of Secretary of State of Massachusetts on December 11, 1989 is incorporated herein by reference to Exhibit 1(d) to PEA No. 26.

                           8. Certificate of Classification of Shares reflecting the creation of Special Series 1 in the Money Market, Government Money Market, Treasury Money Market, Tax Exempt Money Market, Equity Growth, Bond and Ohio Tax Exempt Bond Funds as filed with the Office of the Secretary of State of Massachusetts on September 12, 1990 is incorporated herein by reference to Exhibit 1(e) to PEA No. 26.

                           9. Certificate of Classification of Shares reflecting the creation of Class L and Class L-Special Series 1 shares, Class M and Class M-Special Series 1 shares, Class N and Class N-Special Series 1 shares, Class O and Class O-Special Series 1 shares, and Class P and Class P-Special Series 1 shares representing interests in the National Tax Exempt Bond Fund, Equity Income Fund, Small Cap Value Fund (formerly known as the Mid Cap Regional
                                    Fund), Limited Maturity Bond (formerly known as the Enhanced Income Fund) and Total Return Advantage Fund, respectively, as filed with the Office of Secretary of State of Massachusetts on June 30, 1994 is incorporated herein by reference to Exhibit 1(e) to PEA No. 26.

                           10. Certificate of Classification of Shares reflecting the creation of Class Q and Class Q-Special Series 1 shares, Class R and Class R-Special Series 1 shares, Class S and Class S-Special Series 1 shares, and Class T and Class T-Special Series 1 shares representing interests in the Pennsylvania Tax Exempt Money Market Fund, Bond Fund (formerly known as the Intermediate Government Fund), GNMA Fund and Pennsylvania Municipal Bond Fund, respectively, as filed with the Office of the Secretary of State of Massachusetts on September 10, 1996 is incorporated herein by reference to Exhibit 1(g) to Post-Effective Amendment No. 33 to Registrant's Registration Statement filed on April 11, 1997 ("PEA No. 33").

                           11. Certificate of Classification of Shares reflecting the creation of Class U and Class U-Special Series 1 shares, Class V and Class V-Special Series 1 shares and Class W and Class W-Special Series 1 shares representing interests in the International Equity, Equity Index and Core Equity Funds, respectively, as filed with the Office of the Secretary of State of Massachusetts on June 27, 1997 is incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 35 to Registrant's Registration Statement filed on July 22, 1997 ("PEA No. 35").

                           12. Certificate of Classification of Shares reflecting the creation of Class X and Class X-Special Series 1 shares and Class Y and Class Y-Special Series 1 shares representing interests in the Small Cap Growth Fund and Real Return Advantage Fund, respectively, as filed with the Office of the Secretary of State of Massachusetts on June 27, 1997 is incorporated herein by reference to Exhibit 1(i) to PEA No. 35.

                           13. Certificate of Classification of Shares reflecting the creation of Special Series 2 Shares representing interests in the Money Market, Government Money Market, Treasury Money Market, Tax-Exempt Money Market, Equity Growth, Equity Income, Small Cap Value (formerly known as the Mid Cap Regional), Limited Maturity Bond (formerly known as the Enhanced Income), Total Return Advantage, Intermediate Bond (formerly known as the Fixed Income), Ohio Tax-Exempt Bond, National Tax-Exempt Bond, Pennsylvania Tax-Exempt Money Market, Bond (formerly known as the "Intermediate Government Fund), GNMA, Pennsylvania Municipal Bond, International Equity, Equity Index, Core Equity, Small Cap Growth and Real Return Advantage Funds, as filed with the Office of the Secretary of State of Massachusetts on December 29, 1997 and with the City of Boston, Office of the City Clerk on December 26, 1997, is incorporated herein by reference to Exhibit 1(j) to Post-Effective Amendment No. 44 to Registrant's Registration Statement filed on September 18, 1998 ("PEA No 44").

                           14. Certificate of Classification of Shares reflecting the creation of Class Z, Class Z
                                    - Special Series 1 and Class Z - Special
                                    Series 2, Class AA, Class AA - Special
                                    Series 1 and Class AA - Special Series 2
                                    Shares representing interests in the Tax
                                    Managed Equity and Balanced Allocation
                                    Funds, respectively, as filed with the
                                    Office of the Secretary of State of
                                    Massachusetts and with the City of Boston, Office of the City Clerk on July 13, 1998 is incorporated herein by reference to Exhibit 1(k) to PEA No. 44.

                           15. Certificate of Classification of Shares reflecting the creation of Class BB and Class BB - Special Series 1 shares in the Ohio Municipal Money Market Fund, as filed with the Office of the Secretary of State and with the City of Boston, Office of the City Clerk on September 15, 1998, is incorporated herein by reference to Exhibit 1(k) to Post-Effective Amendment No. 43 to Registrant's Registration Statement filed on September 15, 1998 ("PEA No. 43").

                           16. Certificate of Classification of Shares reflecting the creation of Special Series 3 Shares representing interests in the International Equity, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Core Equity, Equity Index, Equity Income, Balanced Allocation, Total Return Advantage, Bond, Intermediate Bond, GNMA, Enhanced Income, Ohio Tax Exempt, Pennsylvania Municipal, National Tax Exempt, Mid Cap Growth, Large Cap Ultra, U.S. Government Income, Michigan Municipal Bond and Money Market Funds is incorporated herein by reference to Exhibit (a)(14) to Post-Effective Amendment No. 53 to Registrant's Registration Statement filed on September 29, 2000 ("PEA No. 53").

                           17. Certificate of Classification of Shares representing interests in the Treasury Plus Money Market, U.S. Government Income, Mid Cap Growth and Michigan Municipal Bond Funds is incorporated herein by reference to Exhibit (a)(15) to PEA No. 53.

                           18. Certificate of Classification of Shares reflecting the creation of Class MM, Class MM-Special Series 1, Class MM-Special Series 2 and Class MM-Special Series 3 Shares representing interests in the Strategic Income Bond Fund is incorporated herein by reference to Exhibit (a)(16) to PEA No. 53.

                           19. Certificate of Classification of Shares reflecting the creation of Class NN, Class NN-Special Series 1, Class NN-Special Series 2, Class NN-Special Series 3, Class OO, Class OO-Special Series 1, Class OO-Special Series 2 and Class OO-Special Series 3 shares representing interests in the Aggressive Allocation and Conservative Allocation Funds is incorporated herein by reference to Exhibit (a)(17) to Post-Effective Amendment No. 54 to Registrant's Registration Statement filed on December 15, 2000 ("PEA No. 54").

                           20. Certificate of Classification of Shares reflecting the creation of Class PP, Class PP - Special Series 1, Class PP - Special Series 2 and Class PP - Special Series 3 shares representing interests in the Micro Cap Value Fund is incorporated herein by reference to Exhibit (a)(18) to Post-Effective Amendment No. 59 to Registrant's Registration Statement on Form N-1A filed on December 21, 2001.

                           21. Certificate of Classification of Shares reflecting the creation of Special Series 4 Shares representing interests in the Core Equity, Equity Growth, Equity Index, International Equity, Large Cap Ultra, Large Cap Value, Micro Cap Value, Mid Cap Growth, Small Cap Growth, Small Cap Value, Tax Managed Equity, Aggressive Allocation, Balanced Allocation, Conservative
                                    Allocation, Bond, GNMA, Intermediate Bond,
                                    Limited Maturity Bond, Total Return
                                    Advantage, U.S. Government Income, Michigan
                                    Municipal Bond, National Tax-Exempt Bond,
                                    Ohio Tax Exempt Bond, Pennsylvania Municipal
                                    Bond, Government Money Market, Money Market,
                                    Ohio Municipal Money Market, Pennsylvania
                                    Tax-Exempt Money Market, Tax-Exempt Money
                                    Market, Treasury Money Market, Treasury Plus
                                    Money Market and Strategic Income Bond Funds is incorporated herein by reference to Exhibit (a)(19) to Post Effective Amendment No. 60 to Registrant's Registration Statement on Form N-1A filed on January 29, 2002.

                           22. Certificate of Classification of Shares reflecting the creation of Class QQ, Class QQ-Special Series 1, Class QQ-Special Series 2, Class QQ-Special Series 3, Class QQ-Special Series 4 and Class RR shares representing interests in the Armada High Yield Bond Fund and Armada Low Fee Money Market Fund is incorporated herein by reference to Exhibit (a)(20) to Post-Effective Amendment No. 63 to Registrant's Registration Statement filed on June 21, 2002 ("PEA No. 63").

                           23. Certificate of Classification of Shares reflecting the creation of Class SS, Class SS-Special Series 1, Class SS-Special Series 2, Class SS-Special Series 3 and Class SS-Special Series 4 shares representing interests in the Armada Short Duration Bond Fund is incorporated herein by reference to Exhibit (a)(21) to PEA No. 63.

                           24. Certificate of Classification of Shares reflecting the creation of Class TT-UA Series 1, Class TT-UA Series 2, Class UU-UA Series 1, Class UU-UA Series 2, Class VV-UA Series 1, Class VV-UA Series 2, Class WW-UA Series 1, Class WW-UA Series 2, Class XX-UA Series 1, Class XX-UA Series 2, Class YY-UA Series 1, Class YY-UA Series 2, Class ZZ-UA Series 1, Class ZZ-UA Series 2, Class AAA-UA Series 1, Class AAA-UA Series 2, Class BBB-UA Series 1, Class BBB-UA Series 2, Class CCC-UA Series 1, Class CCC-UA Series 2, Class DDD-UA Series 1 and Class DDD-UA Series 2 shares representing interests in the UA Series of Funds of Armada is incorporated herein by reference to Exhibit
                                    (a)(22) to PEA No. 63.

                           25. Certificate of Classification of Shares reflecting the creation of various classes of Special Series 5 Shares designated as R Shares representing interests in the Core Equity, Equity Growth, Equity Index, International Equity, Large Cap Value, Small Cap Growth, Small/Mid Cap Value, Limited Maturity Bond, Total Return Advantage, U.S. Government Income and Money Market Funds is incorporated herein by reference to Exhibit
                                    (a)(23) to Registrant's Registration
                                    Statement filed on May 5, 2003 ("PEA No.
                                    68").

                           26. Certificate of Classification of Shares reflecting the creation of various classes of Special Series 5 Shares designated as R Shares representing interests in the Large Cap Ultra, Mid Cap Growth, Small Cap Value, Tax Managed Equity, Aggressive Allocation, Balanced Allocation, Conservative
                                    Allocation, Bond, High Yield Bond,
                                    Intermediate Bond, Short Duration Bond and
                                    Strategic Income Bond Funds and the creation of Class EEE , Class EEE - Special Series 1, Class EEE - Special Series 2, Class EEE - Special Series 3, Class EEE - Special Series 4 and Class EEE - Special Series 5 representing interests in the Armada Small Cap Core Fund is incorporated by reference to Exhibit (a)(24) to Post-Effective Amendment No. 70 to Registrant's Registration Statement filed on September 29, 2003 ("PEA No. 70").

                           27. Certificate of Classification of Shares reflecting the creation of Class FFF, Class FFF - Special Series 1, Class FFF - Special Series 3, Class FFF - Special Series 5, Class GGG, Class GGG - Special Series 1, Class GGG - Special Series 3, Class GGG - Special Series 5, Class HHH, Class HHH - Special Series 1, Class HHH - Special Series 3 and Class HHH - Special Series 5 representing interests in the Armada Multi-Factor Small Cap Value Fund, Multi-Factor Small Cap Core Fund and Multi-Factor Small Cap Growth Fund, respectively, is incorporated herein by reference to Exhibit (a)(26) to Post-Effective Amendment No. 74 to Registrant's Registration Statement filed on July 25, 2005 ("PEA No. 74").


                  (b) Amended and Restated Code of Regulations is filed herewith.

                  (c)               See Article V, Section 5.1, and Article V,
                                    Section 5.4, of Registrant's Declaration of
                                    Trust, which is incorporated herein by
                                    reference as Exhibit (a) to PEA No. 48.

                  (d)      1.       Advisory Agreement for the Money Market,
                                    Treasury Money Market, Government Money
                                    Market, Tax Exempt Money Market,
                                    Pennsylvania Tax Exempt Money Market,
                                    National Tax Exempt Bond, Intermediate Bond,
                                    GNMA, Bond, Equity Growth, Equity Income,
                                    Small Cap Value, Ohio Tax Exempt Bond and
                                    Pennsylvania Municipal Bond Funds between
                                    Registrant and National City Bank, dated
                                    November 19, 1997 is incorporated herein by reference to Exhibit 5(a) to PEA No. 44.

                           2. First Amendment dated March 1, 2001 to the Advisory Agreement for the Money Market, Treasury Money Market, Government, Tax Exempt, Pennsylvania Tax Exempt, National Tax Exempt, Fixed Income, GNMA, Intermediate Government, Equity Growth, Equity Income, MidCap Regional, Ohio Tax Exempt and Pennsylvania Municipal Funds between Registrant and National City Bank dated November 19, 1997 is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 57 to Registrant's Registration Statement on Form N-1A (File Nos. 33-488/811-4416) filed on
                                    July 18, 2001 ("PEA No. 57").

                           3. Interim Advisory Agreement for the Limited Maturity Bond (formerly known as the Enhanced Income) and Total Return Advantage Funds between Registrant and National Asset Management Corporation dated March 6, 1998 is incorporated herein by reference to
                                    Exhibit 5(b) to PEA No. 44.

                           4. Interim Advisory Agreement for the Core Equity Fund between Registrant and National Asset Management Corporation dated March 6, 1998 is incorporated herein by reference to
                                    Exhibit 5(c) to PEA No. 44.

                           5. New Advisory Agreement for the Core Equity, Limited Maturity Bond (formerly known as the Enhanced Income) and Total Return Advantage Funds between Registrant and National City Bank dated March 6, 1998 is incorporated herein by reference to Exhibit 5(d) to PEA No. 44.

                           6. First Amendment dated June 9, 2000 to the Advisory Agreement for the Core Equity, Enhanced Income and Total Return Advantage Funds between Registrant and National City Bank dated March 6, 1998 is incorporated herein by reference to Exhibit (d)(6) to PEA No. 57.

                           7. Advisory Agreement for the International Equity, Small Cap Value, Small Cap Growth, Equity Index, Real Return Advantage, Tax Managed Equity, Balanced Allocation and Ohio Municipal Money Market Funds between Registrant and National City Bank dated April 9, 1998 is incorporated herein by reference to Exhibit 5(m) Post-Effective Amendment No. 43 filed on July l, 1998 ("PEA No. 42").

                           8. Assumption Agreement between National City Bank, National City Investment Management Company, Armada Funds, National Asset Management Corporation and SEI Fund Resources, dated August 5, 1998, is incorporated herein by reference to Exhibit
                                    (h)(8) to Post-Effective Amendment No. 46 to
                                    Registrant's Registration Statement filed on
                                    July 15, 1999 ("PEA No. 46").

                           9. Advisory Agreement for the Mid Cap Growth, Large Cap Ultra, U.S. Government Income, Michigan Municipal Bond and Treasury Plus Money Market Funds between Registrant and National City Investment Management Company dated June 9, 2000 is incorporated herein by reference to Exhibit (d)(8) to PEA No. 53.

                           10. Advisory Agreement for the Aggressive Allocation and Conservative Allocation Funds dated March 5, 2000 between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit (d)(11) to PEA No. 57.

                           11. Advisory Agreement dated June 28, 2002 for the Small/Mid Cap Value Fund between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit (d)(12) to Post-Effective Amendment No. 64 to Registrant's Registration Statement filed on July 30, 2002 ("PEA No. 64").

                           12. Form of Advisory Agreement for the Armada High Yield Bond Fund between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit (d)(13) to PEA No. 63.

                           13. Advisory Agreement for the Armada Short Duration Bond Fund, dated December 3, 2002 between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit
                                    (d)(14) to PEA No. 68.

                           14. Advisory Agreement between the Registrant and National City Investment Management Company with respect to the Armada Small Cap Core Fund dated April 2, 2004 is incorporated herein by reference to Exhibit
                                    (d)(16) to Post-Effective Amendment No. 76 to Registrant's Registration Statement filed on September 28, 2005 ("PEA No. 76").

                           15. Sub-Advisory Agreement dated April 1, 2004 for the Armada Small Cap Core Fund between National City Investment Management Company and Allegiant Investment Counselors on behalf of the Armada Small Cap Core Fund is incorporated by reference to Exhibit (6)(q) of Form N-14 filed on July 6, 2004.

                           16. Advisory Agreement between the Registrant and Allegiant Asset Management Company with respect to the Allegiant Multi-Factor Small Cap Core Fund, Allegiant Multi-Factor Small Cap Growth Fund and Allegiant Multi-Factor Small Cap Value Fund is incorporated by reference to Exhibit (d)(18) to PEA No. 76.

                           17. Sub-Advisory Agreement dated September 1, 2005 between Allegiant Asset Management Company and Polaris Capital Management, Inc. with respect to the Allegiant International Equity Fund is incorporated by reference to Exhibit (d)(19) to PEA No. 76.

                           18. First Amendment dated September 28, 2005 to the Advisory Agreement for the International Equity, Small Cap Value, Small Cap Growth, Equity Index, Real Return Advantage, Tax Managed Equity, Balanced Allocation and Ohio Municipal Money Market Funds between Registrant and Allegiant Asset Management Company dated April 9, 1998 is incorporated by reference to Exhibit (d)(20) to PEA No. 76.

                           19. First Amendment dated September 28, 2005 to the Advisory Agreement for the Small Cap Core Fund between Registrant and Allegiant Asset Management Company dated April 2, 2004 is incorporated by reference to Exhibit
                                    (d)(21) to PEA No. 76.

                           20. Second Amendment dated May 16, 2006 to the Advisory Agreement for the Money Market, Treasury, Government, Tax Exempt, Pennsylvania Tax Exempt, National Tax Exempt, Fixed Income, GNMA, Intermediate Government, Equity Growth, Large Cap Value, Mid Cap Regional, Ohio Tax Exempt and Pennsylvania Municipal Funds dated November 19, 1997 is incorporated by reference to Exhibit (d)(22) to Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 33-488/811-4416) filed on July 28, 2006
                                    ("PEA No. 77").

                           21. Second Amendment dated May 16, 2006 to the Advisory Agreement for the Core Equity, Limited Maturity Bond and Total Return Advantage Funds dated March 6, 1998 is incorporated by reference to Exhibit (d)(23) to PEA No. 77.

                           22. Second Amendment dated May 16, 2006 to the Advisory Agreement for the International Equity, Small Cap Value, Small Cap Growth, Equity Index, Real Return Advantage, Tax Managed Equity, Balanced Allocation and Ohio Municipal Money Market Funds dated April 9, 1998 is incorporated by reference to Exhibit
                                    (d)(24) to PEA No. 77.

                           23. First Amendment dated May 16, 2006 to the Advisory Agreement for the Mid Cap Growth, Large Cap Ultra, U.S. Government Income, Michigan Municipal Bond and Treasury Plus Money Market Funds dated June 9, 2000 is incorporated by reference to Exhibit (d)(25) to PEA No. 77.

                           24. First Amendment dated May 16, 2006 to the Advisory Agreement for the Small/Mid Cap Value Fund dated June 28, 2002 is incorporated by reference to Exhibit (d)(26) to PEA No. 77.


                  (e)      1.       Underwriting Agreement between Registrant
                                    and Professional Funds Distributor, LLC, dated May 1, 2003 is incorporated by reference to Exhibit (e)(1) to PEA No. 70.

                           2. Exhibit A dated March 31, 2004 to the Underwriting Agreement dated May 1, 2003 is incorporated herein by reference to Exhibit
                                    (e)(2) to Post-Effective Amendment No. 71 to
                                    Registrant's Registration Statement filed on
                                    July 30, 2004 ("PEA No. 71").

                  (f)               None.

                  (g)      1.       Custodian Services Agreement between
                                    Registrant and National City Bank, dated
                                    November 7, 1994 is incorporated herein by reference to Exhibit (g)(1) to PEA No. 48.

                           2. Sub-Custodian Agreement between National City Bank and The Bank of California, National Association, dated November 7, 1994 is incorporated herein by reference to Exhibit (g)(2) to PEA No. 48.

                           3. Exhibit A dated December 4, 2002 to the Custodian Services Agreement dated November 7, 1994 is incorporated herein by reference to Exhibit (g)(3) to PEA No. 68.

                           4. Amended and Restated Foreign Custody Monitoring Agreement dated May 24, 2001 between Registrant and National City Bank is incorporated herein by reference to Exhibit
                                    (g)(4) to Post-Effective Amendment No. 58 to
                                    Registrant's Registration Statement filed on
                                    September 28, 2001 ("PEA No. 58").

                           5. Form of Exhibit A dated March 31, 2004 to the Custodian Services Agreement dated November 7, 1994 is incorporated herein by reference to Exhibit (g)(5) to PEA No. 71.

                           6. Annex A to the Custodian Services Agreement dated November 7, 1994 is incorporated herein by reference to Exhibit (g)(6) to PEA No. 76.

                           7. Custodian Services Agreement between Registrant and PFPC Trust Company dated February 21, 2006 is incorporated by reference to Exhibit (g)(7) to PEA No. 77.

                  (h)      1.       Co-Administration Agreement among
                                    Registrant, PFPC Inc. and National City
                                    Bank, dated June 1, 2003 is incorporated herein by reference to Exhibit (h)(1) to PEA
                                    No. 70.

                           2.       Exhibit A dated March 31, 2004 to
                                    Co-Administration Agreement dated June 1,
                                    2003 is incorporated herein by reference to Exhibit (h)(2) to PEA No. 71.

                           3. Restated Co-Administration and Accounting Services Agreement among Registrant, PFPC Inc. and National City Bank, dated August 31, 2004 is incorporated herein by reference to Exhibit (h)(3) to PEA No. 73.

                           4. Amendment to the Restated Co-Administration and Accounting Services Agreement among Registrant, PFPC Inc. and National City Bank, dated September 1, 2006 is incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 78 to Registrant's Registration Statement filed on September 28, 2006 ("PEA No. 78").

                           5. Transfer Agency and Service Agreement between Registrant and PFPC Inc., dated June 10, 2006, is incorporated by reference to Exhibit (h)(4) to PEA No. 77.

                           6. Amendment to the Transfer Agency Services Agreement dated July 5, 2006 is filed herewith.

                           7. Shareholder Services Plan adopted by the Board of Trustees on February 15, 1997, as revised on November 27, 2001 is incorporated herein by reference to Exhibit (h)(9) to PEA No. 61.

                           8. Shareholder Services Plan for Class 2 Shares approved by the Board of Trustees on May 16, 2002 is incorporated herein by reference to Exhibit (h)(11) to PEA No. 63.

                           9. Form of Servicing Agreement is incorporated herein by reference to Exhibit (h)(10) to PEA No. 61.

                           10. Form of Servicing Agreement for Class 2 Shares is incorporated herein by reference to Exhibit (h)(13) to PEA No. 63.

                           11. Assumption Agreement between National City Bank, National City Investment Management Company, Armada Funds, National Asset Management Corporation and SEI Fund Resources, dated August 5, 1998 is incorporated herein by reference to Exhibit h(8) to PEA No. 46.

                           12. Amendment to the Administrative Services Agreement with Registrant and Boston Financial Data Services, Inc. dated January 1, 2004 is incorporated by reference to Exhibit (13)(o) of Form N-14 filed on July 6, 2004.

                  (i) Opinion of Drinker Biddle & Reath LLP as counsel to Registrant, dated September 28, 2007 is filed herewith.

                  (j)      1.       Consent of Drinker Biddle & Reath LLP is
                                    filed herewith.

                           2.       Consent of Ernst & Young LLP is filed
                                    herewith.

                           3. Consent of Squire, Sanders & Dempsey LLP is filed herewith.

                           4. Consent of Dickinson Wright PLLC is filed herewith.

                  (k)               None.

                  (l)      1.       Purchase Agreement between Registrant and
                                    McDonald & Company Securities, Inc. dated
                                    January 28, 1986 is incorporated herein by reference to Exhibit (l)(1) to PEA No. 48.

                           2. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Tax Exempt Money Market Portfolio dated July 19, 1988 is incorporated herein by reference to Exhibit
                                    (l)(2) to PEA No. 48.

                           3. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Tax Exempt Money Market Portfolio (Trust), dated October 17, 1989 is incorporated herein by reference to Exhibit
                                    (l)(3) to PEA No. 48.

                           4. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Equity Growth Portfolio and Bond Portfolio, dated December 20, 1989 is incorporated herein by reference to Exhibit
                                    (l)(4) to PEA No. 48.

                           5. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Ohio Tax Exempt Bond Portfolio, dated January 5, 1990 is incorporated herein by reference to Exhibit
                                    (l)(5) to PEA No. 48.

                           6. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Limited Maturity Bond Fund (formerly known as the Enhanced Income Fund), dated July 5, 1994 is incorporated herein by reference to Exhibit (1)(6) to PEA No. 48.

                           7. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Equity Income Portfolio, dated June 30, 1994 is incorporated herein by reference to Exhibit (l)(7) to PEA No. 48.

                           8. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Small Cap Value Fund (formerly known as the Mid Cap Regional Equity Portfolio), dated July 25, 1994 is incorporated herein by reference to Exhibit (l)(8) to PEA No. 48.

                           9. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Total Return Advantage Fund, dated July 5, 1994 is incorporated herein by reference to Exhibit (l)(9) to PEA No. 48.

                           10. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the National Tax Exempt Bond Fund is incorporated herein by reference to Exhibit
                                    (l)(10) to PEA No. 48.

                           11. Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Pennsylvania Tax Exempt Money Market Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(j) to PEA No. 33.

                           12. Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Intermediate Government Money Market Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(k) to PEA No. 33.

                           13. Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the GNMA Fund, dated September 6, 1996, is incorporated herein by reference to
                                    Exhibit 13(l) to PEA No. 33.

                           14. Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Pennsylvania Municipal Bond Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(m) to PEA No. 33.

                           15. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Core Equity Fund is incorporated herein by reference to Exhibit 13(n) to PEA No. 36.

                           16. Purchase Agreement dated August 1, 1997 between Registrant and SEI Investments Distribution Co. with respect to the International Equity Fund (Class U - Special Series 1) is incorporated herein by reference to Exhibit (l)(16) to PEA No. 52.

                           17. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Equity Index Fund is incorporated herein by reference to Exhibit
                                    (1)(17) to PEA No. 53.

                           18.      Form of Purchase Agreement between
                                    Registrant and SEI Investments Distribution
                                    Co. with respect to the Real Return
                                    Advantage Fund is incorporated herein by reference to Exhibit 13(r) to PEA No. 33.

                           19. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Small Cap Growth Fund is incorporated herein by reference to Exhibit 13(r) to PEA No. 36.

                           20. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to Special Series 2 shares for each Fund is incorporated herein by reference to Exhibit (1)(20) to PEA No. 53.

                           21. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Balanced Allocation Fund is incorporated herein by reference to Exhibit
                                    (l)(21) to PEA No. 53.

                           22. Purchase Agreement dated September 14, 1998 between Registrant and SEI Investments Distribution Co. with respect to the Ohio Municipal Money Market Fund (Class BB and Class BB - Special Series 1) is incorporated herein by reference to Exhibit (l)(22) to PEA No. 52.

                           23. Purchase Agreement dated April 9, 1998 between Registrant and SEI Investments Distribution Co. with respect to the Tax Managed Equity Fund (Class Z, Class Z - Special Series 1 and Class Z - Special Series 2) and the National Tax-Exempt Fund (Class L, Class L - Special Series 1 and Class L - Special Series 2) is incorporated herein by reference to Exhibit (l)(23) to PEA No. 52.

                           24. Purchase Agreement dated August 1, 1997 between Registrant and SEI Investments Distribution Co. with respect to the International Equity Fund (Class U) is incorporated herein by reference to Exhibit
                                    (l)(24) to PEA No. 52.

                           25. Purchase Agreement dated January 2, 1998 between Registrant and SEI Investments Distribution Co. with respect to Special Series 2 shares of the Money Market, Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Core Equity, Intermediate Bond and Bond Funds is incorporated herein by reference to Exhibit
                                    (l)(25) to PEA No. 52.

                           26. Purchase Agreement dated January 11, 2000 between Registrant and SEI Investments Distribution Co. with respect to Special Series 2 shares of the Equity Index, Total Return Advantage, Enhanced Income and GNMA Funds and Special Series 3 Shares of the Money Market, Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Core Equity, Tax Managed Equity, Equity Index, Enhanced Income, Total Return Advantage, GNMA, Intermediate Bond, Bond, National Tax-Exempt Bond, Ohio Tax-Exempt Bond and Pennsylvania Municipal Bond Funds is incorporated herein by reference to Exhibit (1)(26) to PEA No. 53.


                           27. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Aggressive Allocation and Conservative Allocation Funds is incorporated herein by reference to Exhibit
                                    (l)(28) to PEA No. 61.

                           28. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Small/Mid Cap Value Fund is incorporated herein by reference to Exhibit
                                    (l)(29) to PEA No. 64.

                           29.      Form of Purchase Agreement between
                                    Registrant and SEI Investments Distribution
                                    Co. with respect to the Armada High Yield
                                    Bond Fund is incorporated herein by
                                    reference to Exhibit (l)(30) to PEA No. 63.

                           30.      Form of Purchase Agreement between
                                    Registrant and SEI Investments Distribution
                                    Co. with respect to the Armada Short
                                    Duration Bond Fund is incorporated herein by reference to Exhibit (l)(31) to PEA No. 63.

                           31. Purchase Agreement between Registrant and Professional Funds Distributor, LLC, with respect to the Armada Small Cap Core Fund is filed herewith.

                           32. Purchase Agreement between Registrant and Professional Funds Distributor, LLC, with respect to the Allegiant Multi-Factor Small Cap Core Fund, Allegiant Multi-Factor Small Cap Growth Fund and Allegiant Multi-Factor Small Cap Value Fund is incorporated herein by reference to Exhibit (l)(34) to PEA No. 76.


                  (m)      1.       Service and Distribution Plan for the A
                                    (formerly, Retail) and I (formerly,
                                    Institutional) Share Classes is incorporated herein by reference to Exhibit 15(a) to PEA
                                    No. 38.

                           2. B Shares Distribution Plan is incorporated herein by reference to Exhibit (m)(2) to PEA No. 58.

                           3. C Shares Distribution Plan is incorporated herein by reference to Exhibit (m)(3) to PEA No. 58.

                           4. H Shares Distribution Plan is incorporated herein by reference to Exhibit (m)(4) to PEA No. 59.

                           5.       Class 1 Shares Distribution Plan is
                                    incorporated herein by reference to Exhibit
                                    (m)(5) to Post-Effective Amendment No. 66 to
                                    Registrant's Registration Statement filed on
                                    September 30, 2002 ("PEA No. 66").

                           6.       Class 2 Shares Distribution Plan is
                                    incorporated herein by reference to Exhibit
                                    (m)(6) to PEA No. 66.

                           7. R Shares Distribution Plan is incorporated herein by reference to Exhibit (n)(7) to PEA No 68.

                  (n)      1.       Amended and Restated Plan Pursuant to
                                    Rule 18f-3 for Operation of a Multi-Class
                                    System dated May 19, 2006 is filed is
                                    incorporated herein by reference to Exhibit
                                    (n)(1) to PEA No. 78.

                  (p)      1.       Code of Ethics of Allegiant Asset
                                    Management Company, Allegiant Funds and
                                    Allegiant Advantage Fund dated August 2007 is filed herewith.

                           2.       Code of Ethics of Polaris Capital
                                    Management, Inc. is incorporated herein by reference to Exhibit (p)(2) to PEA No. 76.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

                  Registrant is controlled by its Board of Trustees.

ITEM 25. INDEMNIFICATION.

                  Indemnification of Registrant's principal underwriter, custodian and transfer agent against certain losses is provided for, respectively, in Section 10 of the Underwriting Agreement with Professional Funds Distributor, LLC incorporated by reference as Exhibit (e)(1) hereto, and Sections 12 and 6, respectively, of the Custodian Services and Transfer Agency and Service Agreements, incorporated by reference as Exhibits (g)(7) and (h)(4) hereto. In Section 10 of the Underwriting Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense, arising by reason of any person acquiring any Shares, based upon the ground that the registration statement, prospectus, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statements or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor.

                  In addition, Section 9.3 of Registrant's Declaration of Trust dated January 28, 1986, incorporated by reference as Exhibit (a)(1) hereto, provides as follows:

                  9.3 INDEMNIFICATION OF TRUSTEES, REPRESENTATIVES AND EMPLOYEES. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee EXCEPT with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, PROVIDED that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, PROVIDED that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, PROVIDED that the indemnified person shall have provided a secured written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

                  The Trustees shall indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

                  Section 12 of Registrant's Custodian Services Agreement provides as follows:

                  12.      INDEMNIFICATION.

                  The Fund, on behalf of each Portfolio, agrees to indemnify, defend and hold harmless PFPC Trust and its affiliates, including their respective officers, directors, agents and employees, from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, attorneys' fees and disbursements and liabilities arising under the Securities Laws and any state and foreign securities and blue sky laws) arising directly or indirectly from any action or omission to act which PFPC Trust takes in connection with the provision of services to the Fund under this Agreement. Neither PFPC Trust, nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) caused by PFPC Trust's or its affiliates' own willful misfeasance, bad faith, negligence or reckless disregard in the performance of PFPC Trust's duties or responsibilities under this Agreement. Subject to paragraph
                  (b) below, the provisions of this Section 12 shall survive termination of this Agreement.

                        (a) A claim by PFPC Trust for indemnification under this
                  Agreement must be made prior to the earlier of (i) one year after PFPC Trust becomes aware of the event for which indemnification is claimed; or (ii) one year after the earlier of termination of this Agreement or the expiration of the term of this Agreement.

                        (b) Except for remedies that cannot be waived as a
                  matter of law (and injunctive or professional relief), the provisions of this Section 12 shall be PFPC Trust's sole and exclusive remedy for claims or other actions or proceedings to which the Fund's indemnification obligations pursuant to this
                  Section 12 apply.


                  Section 12 of Registrant's Transfer Agency Agreement provides as follows:

                  12.      INDEMNIFICATION

                           Each Fund, on behalf of the Portfolios, agrees to
                  indemnify, defend and hold harmless PFPC and its affiliates, including their respective officers, directors, agents and employees, from all taxes, charges, expenses, assessments, claims and liabilities (including, reasonable attorneys' fees and disbursements and liabilities arising under the Securities Laws and any state and foreign securities and blue sky laws) arising directly or indirectly from any action or omission to act which PFPC takes in connection with the provision of services to a Fund. Neither PFPC, nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) caused by PFPC's or its affiliates' own willful misfeasance, bad faith, negligence or reckless disregard in the performance of PFPC's activities under this Agreement, provided that in the absence of a finding to the contrary the acceptance, processing and/or negotiation of a fraudulent payment for the purchase of Shares shall be presumed not to have been the result of PFPC's or its affiliates own willful misfeasance, bad faith, negligence or reckless disregard of such duties and obligations under this Agreement. Any amounts payable by a Fund hereunder shall be satisfied only against the relevant Portfolio's assets and not against the assets of any other investment portfolio of the Fund.

ITEM 26.     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

                  (a) Investment Adviser: Allegiant Asset Management Company ("AAM"), previously known as National City Investment Management Company.

                  AAM performs investment advisory services for Registrant and certain other investment advisory customers. AAM is an indirect wholly owned subsidiary of National City Corporation (the "Corporation"). In 1998, the Corporation consolidated its mutual fund investment management operations under AAM, a registered investment adviser. As of August 5, 1998, AAM assumed National City Bank's rights, responsibilities, liabilities and obligations under its Advisory Agreements with the Registrant relating to each of the Funds, its Sub-Advisory Agreement with National Asset Management Corporation relating to the Core Equity Fund and the Total Return Advantage Fund, and its Sub-Administration Agreement with SEI Fund Resources relating to each of the Funds, which Sub-Administration Agreement is no longer in effect. As of August 1, 1998, Wellington Management Company LLP ceased serving as the sub-adviser to the Small Cap Growth Fund under a sub-advisory agreement with National City Bank and the Small Cap Growth Team of AAM began making the investment decisions for the Fund. As of April 18, 2001, National Asset Management Corporation ceased serving as the sub-adviser to the Core Equity and Total Return Advantage Funds and the Equity Team and Taxable Fixed Income Team of AAM began making the investment decisions of the Core Equity Fund and Total Return Advantage Fund, respectively.

                  To the knowledge of Registrant, none of the directors or officers of AAM, except those set forth below, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the Corporation, which owns all the outstanding stock of National City Bank, which in turn owns all the outstanding stock of AAM, or other subsidiaries of the Corporation. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of AAM who are engaged in any other business, profession, vocation or employment of a substantial nature.

                       ALLEGIANT ASSET MANAGEMENT COMPANY

                      Position with
                      Allegiant
                      Asset Management          Other Business             Type of
Name                  Company                   Connections                Business
----                  -----------------         ----------------           --------
John Abunassar        Director, President and   National City Bank         Bank affiliate
                      Chief Executive Officer

Kathleen T. Barr      Director and Senior       National City Bank         Bank affiliate
                      Managing Director

Joseph C. Penko       Director, Treasurer and   National City Bank         Bank affiliate
                      Managing Director

                  (b) Investment Sub-Adviser: Polaris Capital Management, Inc. ("Polaris")

            The following chart reflects the directors and officers of Polaris, including their business connections, which are of a substantial nature. The address of Polaris is 125 Summer Street, Boston, Massachusetts 02110 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

                          Position with Polaris     Other Business       Type of
Name                      Capital Management, Inc.  Connections          Business
----                      ------------------------  ----------------     --------
Bernard R. Horn, Jr.      President, Portfolio      N/A                  N/A
                          Manager
Sumanta Biswas, CFA       Vice President,           N/A                  N/A
                          Assistant Portfolio
                          Manager
Edward E. Wendell, Jr.    Treasurer                 President            Boston Investor
                                                                         Services, Inc.


ITEM 27.  PRINCIPAL UNDERWRITER

                  (a) Professional Funds Distributor, LLC (the "Distributor")
                      acts as principal underwriter for the following investment companies as of July 31, 2007:

                           Allegiant Funds
                           Allegiant Advantage Funds
                           EIP Growth & Income Fund
                           SPARX Asia Funds
                           The Roxbury Funds
                           WT Investment Trust


         Professional Funds Distributor, LLC is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Professional Funds Distributor, LLC is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

                  (b) The following is a list of the executive officers,
                      directors, and partners of Professional Funds Distributor,
                      LLC:


                  Philip H. Rinnander         -        President & Owner
                  Barbara A. Rice             -        Vice President
                  Jennifer DiValerio          -        Vice President



                  (c) Not applicable.



ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

                  (a) Allegiant Asset Management ("AAM"), 200 Public Square, 5th
                      Floor, Cleveland, Ohio, 44114 and National City Bank, Trust Operations, 4100 West 150th Street, Cleveland, Ohio 44135 (records relating to their functions as investment adviser, custodian and co-administrator); and National City Bank, Columbus Plaza, 155 E. Broad Street, Columbus, Ohio 43251 (records relating to AAM's former function as investment adviser to the predecessor Parkstone Group of Funds).

                  (b) Drinker Biddle & Reath LLP, One Logan Square, 18th and
                      Cherry Streets, Philadelphia, Pennsylvania 19103-6996 (Registrant's Declaration of Trust, Code of Regulations and Minute Books).

                  (c) PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania
                      19406 (records relating to its function as co-administrator and transfer agent).

                  (d) Professional Funds Distributor, LLC, 760 Moore Road, King
                      of Prussia, Pennsylvania 19406 (records relating to its function as distributor).

                  (e) Polaris Capital Management, Inc., 125 Summer Street, Suite
                      1470, Boston, Massachusetts 02110 (records relating to its function as subadviser to a portion of the assets of the Allegiant International Equity Fund)

                  (f) PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia,
                      Pennsylvania 19153 (records relating to its function as custodian)

ITEM 29. MANAGEMENT SERVICES.

                  Inapplicable.

ITEM 30. UNDERTAKINGS.

                  None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 79 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 28th day of September, 2007.

                                         ALLEGIANT FUNDS
                                         Registrant

                                         /s/ Timothy L. Swanson
                                         ----------------------
                                         Timothy L. Swanson
                                         President, Chief Executive Officer,
                                         Chief Legal Office and Trustee

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 79 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                           Title                                         Date
---------                           -----                                         ----
/s/ Patrick Glazar                  Treasurer                              September 28, 2007
----------------------
 Patrick Glazar

*Dorothy A. Berry                   Trustee                                September 28, 2007
-----------------
 Dorothy A. Berry

*Kelley J. Brennan                  Trustee                                September 28, 2007
------------------
 Kelley J. Brennan

*John F. Durkott                    Trustee                                September 28, 2007
----------------------
 John F. Durkott

*Richard W. Furst                   Trustee                                September 28, 2007
----------------------
 Richard W. Furst

*Gerald L. Gherlein                 Trustee                                September 28, 2007
----------------------
 Gerald L. Gherlein

*Dale C. LaPorte                    Trustee                                September 28, 2007
----------------------
 Dale C. LaPorte

*Robert D. Neary                    Trustee and Chairman                   September 28, 2007
----------------------              of the Board
 Robert D. Neary

*Kathleen A. Obert                  Trustee                                September 28, 2007
-----------------------
 Kathleen A. Obert

/s/ Timothy L. Swanson              President, Chief Executive Officer,    September 28, 2007
---------------------------         Chief Legal Officer and Trustee
 Timothy L. Swanson
------------------

*By:   /s/ Timothy L. Swanson
       ----------------------
       Timothy L. Swanson
       Attorney-in-Fact

                                 ALLEGIANT FUNDS

                            CERTIFICATE OF SECRETARY


         The following resolution was duly adopted by the Board of Trustees of Allegiant Funds on May 18, 2007 and remains in effect on the date hereof:

         FURTHER RESOLVED, that the trustees and officers of the Trusts required to execute any amendments to each of Allegiant's and Advantage's Registration Statement be, and hereby are, authorized to execute a power of attorney appointing Timothy L. Swanson and Audrey C. Talley, and either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead, any and all amendments to said Registration Statements, and all instruments necessary or incidental in connection therewith, and to file the same with the SEC; and either of said attorneys shall have the power to act thereunder with or without the other of said attorneys and shall have full power of substitution and re-substitution; and to do in the name and on behalf of said officers, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each or any of said officers might or could do in person.

                                   ALLEGIANT FUNDS


                                   By: /s/ Audrey C. Talley
                                       --------------------
                                       Audrey C. Talley
                                       Secretary

Dated:   September 28, 2007

                                 ALLEGIANT FUNDS



                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Robert
D. Neary, hereby constitutes and appoints Timothy L. Swanson and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Allegiant Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  July 17, 2006


/s/ Robert D. Neary
-------------------
Robert D. Neary

                                 ALLEGIANT FUNDS



                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, John F. Durkott, hereby constitutes and appoints Timothy L. Swanson and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Allegiant Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  July 13, 2006



/s/ John F. Durkott
-------------------
John F. Durkott

                                 ALLEGIANT FUNDS



                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Richard
W. Furst, hereby constitutes and appoints Timothy L. Swanson and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Allegiant Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  July 14, 2006



/s/ Richard W. Furst
-------------------
Richard W. Furst

                                 ALLEGIANT FUNDS



                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Dorothy
A. Berry, hereby constitutes and appoints Timothy L. Swanson and Audrey C. Talley, her true and lawful attorneys, to execute in her name, place, and stead, in her capacity as Trustee or officer, or both, of Allegiant Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  July 14, 2006



/s/ Dorothy A. Berry
--------------------
Dorothy A. Berry

                                 ALLEGIANT FUNDS



                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Kelley
J. Brennan, hereby constitutes and appoints Timothy L. Swanson and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Allegiant Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  July 14, 2006



/s/ Kelley J. Brennan
---------------------
Kelley J. Brennan

                                 ALLEGIANT FUNDS



                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Gerald
L. Gherlein, hereby constitutes and appoints Timothy L. Swanson and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Allegiant Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  July 13, 2006




/s/ Gerald L. Gherlein
----------------------
Gerald L. Gherlein

                                 ALLEGIANT FUNDS



                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Kathleen
A. Obert, hereby constitutes and appoints Timothy L. Swanson and Audrey C. Talley, her true and lawful attorneys, to execute in her name, place, and stead, in her capacity as Trustee or officer, or both, of Allegiant Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  July 14, 2006




/s/ Kathleen A. Obert
---------------------
Kathleen A. Obert

                                 ALLEGIANT FUNDS



                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Dale C. LaPorte, hereby constitutes and appoints Timothy L. Swanson and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Allegiant Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  July 13, 2006




/s/ Dale C. LaPorte
-------------------
Dale C. LaPorte

                                 ALLEGIANT FUNDS



                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Timothy
L. Swanson, hereby constitutes and appoints Audrey C. Talley, his true and lawful attorney, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Allegiant Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorney being hereby ratified and approved.




DATED:  July 14, 2006




/s/ Timothy L. Swanson
----------------------
Timothy L. Swanson

                                 ALLEGIANT FUNDS



                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Patrick Glazar, hereby constitutes and appoints Timothy L. Swanson and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Allegiant Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  July 13, 2006




/s/ Patrick Glazar
------------------
Patrick Glazar

                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION


      (b)      Amended and Restated Code of Regulations.


      (h) 6. Amendment to the Transfer Agency Services Agreement dated July 5, 2006.

      (i)      Opinion of Drinker Biddle & Reath LLP.

      (j) 1.   Consent of Drinker Biddle & Reath LLP.

          2.   Consent of Ernst & Young LLP.

          3.   Consent of Squire, Sanders & Dempsey LLP.

          4.   Consent of Dickinson Wright PLLC.


      (l) 31. Purchase Agreement between Registrant and Professional Funds Distributor, LLC, with respect to the Armada Small Cap
               Core Fund


      (p) 1.   Code of Ethics of Allegiant Asset Management Company,
               Allegiant Funds and Allegiant Advantage Fund dated August 2007.

                                      C-20